UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Item 1:	Report(s) to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Multi-Asset Balanced Opportunity Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2020

Table of Contents

1	A Letter to Shareholders

8	Investment Comparisons

12	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

17	Multi-Asset Balanced Opportunity Fund

21	Multi-Asset Income Fund

25	Statements of Assets and Liabilities

27	Statements of Operations

28	Statements of Changes in Net Assets

30	Financial Highlights

38	Notes to Financial Statements

62	Report of Independent Registered Public Accounting Firm

63	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2020, the Fund returned 17.09%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned 19.41% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending,

1

individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies.

2

Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity.” Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, the portfolio’s weightings in domestic large-cap value stocks within the Lord Abbett Fundamental Equity Fund was the largest detractor from performance, as the global pandemic caused stocks within cyclical industries to underperform relative to the Russell 1000® Index. In addition, despite high yield and core fixed income asset classes generating positive returns over the period, the portfolio’s allocation to high yield corporate bonds within the Lord Abbett High Yield Fund was another notable detractor from performance relative to the Russell 1000® Index, as below investment grade bonds underperformed equities over the period.

The portfolio’s weightings in domestic mid- and large-cap growth stocks within the Lord Abbett Growth Leaders Fund, the Lord Abbett Durable Growth Fund, and the Lord Abbett Growth Opportunities Fund were the largest contributors to relative performance over the period, as secular-growth and innovation-oriented stocks outperformed cyclical industries throughout both the severe bear market in March 2020 and the subsequent recovery. The portfolio’s allocation to convertible bonds within the Lord Abbett Convertible Fund also contributed to relative performance, as the asset class outperformed the U.S. equity market, benefiting from downside protection throughout the selloff, and deep exposure to secular growth industries.

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Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2020, the Fund returned 12.33%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index3, which returned 7.28% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment

4

soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity.” Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, the portfolio’s weightings in domestic mid- and large-cap growth stocks within the Lord Abbett Growth Leaders Fund, the Lord Abbett Durable Growth Fund, and the Lord Abbett Growth Opportunities Fund were the largest contributors to relative performance, as secular-growth and innovation-oriented stocks

5

outperformed cyclical industries throughout both the severe bear market in March 2020 and the subsequent recovery. The portfolio’s allocation to convertible bonds within the Lord Abbett Convertible Fund was another notable contributor to relative performance, as the asset class outperformed the U.S. equity market, benefiting from downside protection throughout the selloff, and deep exposure to secular growth industries throughout the subsequent recovery.

The portfolio’s weightings in intermediate term municipal bonds within the Lord Abbett Intermediate Tax-Free Fund was the primary detractor from relative performance over the period, as municipal bonds generally underperformed U.S. Treasury bonds across all maturities. In addition, the portfolio’s weightings in domestics large-cap value stocks within the Lord Abbett Fundamental Equity Fund also detracted from performance, as the global pandemic caused stocks within cyclical industries to underperform relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For

6

more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

7

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index, 40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 50-70% Equity Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

8

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Year	10 Year	Life of Class
Class A4	14.42%	8.16%	7.64%	–
Class C5	15.17%	7.85%	7.09%	–
Class F6	17.26%	8.83%	8.06%	–
Class F3[7]	17.47%	–	–	8.78%
Class I6	17.29%	8.90%	8.14%	–
Class P6	16.86%	8.42%	7.67%	–
Class R2[6]	16.58%	8.26%	7.50%	–
Class R3[6]	16.74%	8.39%	7.62%	–
Class R4[8]	17.09%	8.66%	–	7.03%
Class R5[8]	17.34%	8.94%	–	7.30%
Class R6[8]	17.48%	8.97%	–	7.34%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.
[3] Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.
[4] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended
November 30, 2020, is calculated using the SEC-required uniform method to compute such return.
[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Performance is at net asset value.
[7] Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.
[8] Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

9

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index, 45% Bloomberg Barclays U.S. Aggregate Bond Index/25% ICE BofA Merrill Lynch U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 30-50% Equity Category Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

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Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Year	10 Year	Life of Class
Class A4	9.77%	6.45%	6.07%	–
Class C5	10.46%	6.14%	5.53%	–
Class F6	12.49%	7.12%	6.48%	–
Class F3[7]	12.68%	–	–	6.99%
Class I6	12.61%	7.21%	6.58%	–
Class R2[6]	11.97%	6.57%	5.95%	–
Class R3[6]	12.04%	6.68%	6.05%	–
Class R4[8]	12.33%	6.96%	–	5.68%
Class R5[8]	12.61%	7.22%	–	5.94%
Class R6[8]	12.68%	7.28%	–	5.99%

[1] Reflects the deduction of the maximum initial sales charge of 2.25%.
[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.
[3] Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.
[4] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended
November 30, 2020, is calculated using the SEC-required uniform method to compute such return.
[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Performance is at net asset value.
[7] Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.
[8] Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

11

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 through November 30, 2020).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/20 – 11/30/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

12

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,203.60	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.45	$2.58
Class C
Actual	$1,000.00	$1,199.00	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.36
Class F
Actual	$1,000.00	$1,204.40	$1.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.82
Class F3
Actual	$1,000.00	$1,205.70	$0.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.10	$0.91
Class I
Actual	$1,000.00	$1,204.10	$1.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.70	$1.32
Class P
Actual	$1,000.00	$1,202.60	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.45	$3.59
Class R2
Actual	$1,000.00	$1,201.00	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$4.34
Class R3
Actual	$1,000.00	$1,201.60	$4.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.20	$3.84
Class R4
Actual	$1,000.00	$1,203.60	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.45	$2.58
Class R5
Actual	$1,000.00	$1,205.70	$1.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.70	$1.32
Class R6
Actual	$1,000.00	$1,205.90	$0.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.10	$0.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.51% for Class A, 1.26% for Class C, 0.36% for Class F, 0.18% for Class F3, 0.26% for Class I, 0.71% for Class P, 0.86% for Class R2, 0.76% for Class R3, 0.51% for Class R4, 0.26% for Class R5 and 0.18% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

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Portfolio Holdings Presented by Portfolio Allocation

November 30, 2020

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	3.98%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	2.88%
Lord Abbett Securities Trust-Durable Growth Fund-Class I	5.50%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	7.42%
Lord Abbett Investment Trust-Floating Rate Fund-Class I	1.95%
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I	17.44%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	8.05%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	13.29%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	5.62%
Lord Abbett Investment Trust-High Yield Fund-Class I	14.19%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	2.70%
Lord Abbett Municipal Income Fund, Inc.-Intermediate Tax-Free Fund-Class I	1.55%
Lord Abbett Securities Trust-International Equity Fund-Class I	5.29%
Lord Abbett Securities Trust-International Value Fund-Class I	5.64%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	4.50%
Total	100.00%
*	Represents percent of total investments of Underlying Funds.

14

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,156.60	$2.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.55	$2.48
Class C
Actual	$1,000.00	$1,151.70	$6.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.26
Class F
Actual	$1,000.00	$1,157.40	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.30	$1.72
Class F3
Actual	$1,000.00	$1,158.10	$0.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.10	$0.91
Class I
Actual	$1,000.00	$1,157.50	$1.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.80	$1.21
Class R2
Actual	$1,000.00	$1,154.20	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class R3
Actual	$1,000.00	$1,155.20	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.30	$3.74
Class R4
Actual	$1,000.00	$1,156.60	$2.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.50	$2.53
Class R5
Actual	$1,000.00	$1,157.50	$1.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.80	$1.21
Class R6
Actual	$1,000.00	$1,158.10	$0.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.10	$0.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.49% for Class A, 1.24% for Class C, 0.34% for Class F, 0.18% for Class F3, 0.24% for Class I, 0.85% for Class R2, 0.74% for Class R3, 0.50% for Class R4, 0.24% for Class R5 and 0.18% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

15

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2020

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	3.10%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	12.45%
Lord Abbett Securities Trust-Durable Growth Fund-Class I	3.49%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	7.08%
Lord Abbett Investment Trust-Floating Rate Fund-Class I	1.97%
Lord Abbett Securities Trust- Focused Large Cap Value Fund-Class I	13.57%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	3.90%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	8.36%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	3.63%
Lord Abbett Investment Trust-High Yield Fund-Class I	15.35%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	5.07%
Lord Abbett Municipal Income Fund, Inc.-Intermediate Tax-Free Fund-Class I	7.88%
Lord Abbett Securities Trust-International Equity Fund-Class I	5.48%
Lord Abbett Securities Trust-International Value Fund-Class I	5.66%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	3.01%
Total	100.00%
*	Represent percent of total investments of Underlying Funds.

16

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2020

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.70%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	4,849,827	$100,197
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	6,203,078	72,452
Lord Abbett Securities Trust-Durable Growth Fund-Class I(e)	6,753,316	138,511
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(f)	35,858,964	186,825
Lord Abbett Investment Trust-Floating Rate Fund-Class I(g)	5,983,423	49,064
Lord Abbett Securities Trust- Focused Large Cap Value Fund-Class I(h)	30,141,295	438,857
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(i)	17,248,686	202,672
Lord Abbett Securities Trust-Growth Leaders Fund-Class I(e)	7,558,854	334,404
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	3,802,916	141,507
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	48,656,396	357,138
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	5,987,254	67,895
Lord Abbett Municipal Income Fund, Inc.-Intermediate Tax-Free Fund-Class I(l)	3,468,744	39,023
Lord Abbett Securities Trust-International Equity Fund-Class I(h)	8,744,081	133,085
Lord Abbett Securities Trust-International Value Fund-Class I(m)	19,874,753	141,906
Lord Abbett Mid Cap Stock Fund, Inc.-Class I*(n)	4,060,558	113,249
Total Investments in Underlying Funds (cost $2,216,498,488)		2,516,785

OPTIONS PURCHASED 0.54% (cost $59,873,243)		13,599

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.12%

REPURCHASE AGREEMENT 0.12%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $2,986,100 of U.S. Treasury Note at 1.375% due 10/15/2022; value: $3,059,175; proceeds: $2,999,163 (cost $2,999,163)	$2,999	2,999
Total Investments in Securities 100.36% (cost $2,279,370,894)		2,533,383
Liabilities in Excess of Cash, Foreign Cash and Other Assets(o) (0.36%)		(9,035)

Net Assets 100.00%		$2,524,348

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.

See Notes to Financial Statements.	17

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2020

(e)	Fund investment objective is to seek capital appreciation.
(f)	Fund investment objective is to seek high total return.
(g)	Fund investment objective is to seek a high level of current income.
(h)	Fund investment objective is to seek long-term capital appreciation.
(i)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(j)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.
(m)	Fund investment objective is to seek a high level of total return.
(n)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(o)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, purchased options, written options and swaps as follows:

OTC Options Purchased at November 30, 2020:

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Notional Amount	Value (000)
EUR vs JPY, Put	Credit Suisse	62,500,000	12/4/2020	$112	$62,500,000	$–	(a)
EUR vs JPY, Put	Credit Suisse	75,000,000	12/9/2020	111	75,000,000	–	(a)
EUR vs JPY, Put	Goldman Sachs	75,000,000	12/18/2020	112	75,000,000	–	(a)
EUR vs JPY, Put	UBS	75,000,000	2/12/2021	111	75,000,000	16
S&P 500 Index, Put	Citibank	98,000	2/19/2021	3,060	98,000	2,556
S&P 500 Index, Put	Citibank	47,032	3/19/2021	3,000	47,032	1,612
S&P 500 Index, Put	JPMorgan	99,971	3/19/2021	3,000	99,971	3,426
S&P 500 Index, Put	JPMorgan	102,480	3/19/2021	3,000	102,480	3,512
S&P 500 Index, Put	UBS	95,000	2/19/2021	3,060	95,000	2,477
Total OTC Options Purchased						$13,599
(a)	Amount is less than $1,000.

Open OTC Written Options at November 30, 2020:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation
EUR vs JPY, Put	Credit Suisse	$ 109	12/4/2020	62,500,000	$(62,500,000)	$(75)	$(750,798)	$750,723
EUR vs JPY, Put	Credit Suisse	108	12/9/2020	75,000,000	(75,000,000)	(89)	(1,039,842)	1,039,753
EUR vs JPY, Put	Goldman Sachs	109	12/18/2020	75,000,000	(75,000,000)	(89)	(1,042,189)	1,042,100
EUR vs JPY, Put	UBS	108	2/12/2021	75,000,000	(75,000,000)	(7,426)	(1,167,209)	1,159,783
S&P 500 Index, Put	Citibank	2,720	2/19/2021	98,000	(98,000)	(995,469)	(5,287,100)	4,291,631
S&P 500 Index, Put	Citibank	2,665	3/19/2021	47,032	(47,032)	(704,867)	(3,429,103)	2,724,236
S&P 500 Index, Put	JPMorgan	2,665	3/19/2021	99,971	(99,971)	(1,498,261)	(7,037,958)	5,539,697
S&P 500 Index, Put	JPMorgan	2,665	3/19/2021	102,480	(102,480)	(1,535,864)	(6,474,738)	4,938,874
S&P 500 Index, Put	UBS	2,720	2/19/2021	95,000	(95,000)	(964,995)	(5,225,000)	4,260,005
Total OTC Written Options						$(5,707,135)	$(31,453,937)	$25,746,802

18	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2020

Open Total Return Swap Contracts at November 30, 2020:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Goldman Sachs	RU10VATR	3 Mo. LIBOR + 0.23%	40,128	Long	5/12/2021	$ 70,350,371	$ 71,534,666	$1,184,295

Swap Counterparty	Referenced Index**	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Goldman Sachs	RU10GRTR	3 Mo. LIBOR + 0.21%	30,412	Short	5/12/2021	$(70,350,458)	$(70,462,228)	$ (111,770)
*	Russell 1000 Value Total Return Index.
**	Russell 1000 Growth Total Return Index.
LIBOR	London Interbank Offered Rate.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Goldman Sachs	12/22/2020	4,000,000	$4,317,799	$4,774,521	$456,722
Japanese yen	Buy	Standard Chartered Bank	12/22/2020	467,120,000	4,386,309	4,476,337	90,028
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$546,750

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Standard Chartered Bank	12/22/2020	4,000,000	$4,386,309	$4,774,521	$(388,212)
Japanese yen	Sell	Goldman Sachs	12/22/2020	467,208,800	4,317,799	4,477,188	(159,389)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(547,601)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
Nikkei 225	December 2020	681	Long	$85,569,357	$89,602,575	$4,033,218
Ultra Long U.S. Treasury Bond	March 2021	410	Long	87,968,009	88,572,812	604,803
Total Unrealized Appreciation on Open Futures Contracts						$4,638,021

See Notes to Financial Statements.	19

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$2,516,785	$–	$–	$2,516,785
OTC Options Purchased	–	13,599	–	13,599
Short-Term Investment
Repurchase Agreement	–	2,999	–	2,999
Total	$2,516,785	$16,598	$–	$2,533,383

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$547	$–	$547
Liabilities	–	(548)	–	(548)
OTC Written Options
Assets	–	–	–	–
Liabilities	–	(5,707)	–	(5,707)
Futures Contracts
Assets	4,638	–	–	4,638
Liabilities	–	–	–	–
Total Return Swap Contracts
Assets	–	1,184	–	1,184
Liabilities	–	(112)	–	(112)
Total	$4,638	$(4,636)	$–	$2

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

20	See Notes to Financial Statements.

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2020

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.83%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	1,815,501	$37,508
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	12,901,486	150,689
Lord Abbett Securities Trust-Durable Growth Fund-Class I(e)	2,061,138	42,274
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(f)	16,438,509	85,645
Lord Abbett Investment Trust-Floating Rate Fund-Class I(g)	2,903,249	23,807
Lord Abbett Securities Trust- Focused Large Cap Value Fund-Class I(h)	11,276,756	164,189
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(i)	4,013,843	47,163
Lord Abbett Securities Trust-Growth Leaders Fund-Class I(e)	2,288,463	101,242
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	1,180,729	43,935
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	25,319,619	185,846
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	5,415,298	61,409
Lord Abbett Municipal Income Fund, Inc.-Intermediate Tax-Free Fund-Class I(l)	8,476,939	95,365
Lord Abbett Securities Trust-International Equity Fund-Class I(h)	4,354,249	66,272
Lord Abbett Securities Trust-International Value Fund-Class I(m)	9,593,320	68,496
Lord Abbett Mid Cap Stock Fund, Inc.-Class I*(n)	1,308,098	36,483
Total Investments in Underlying Funds (cost $1,105,148,193)		1,210,323

OPTIONS PURCHASED 0.40% (cost $24,886,805)		4,906

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.07%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $835,800 of U.S. Treasury Inflation Index Note at 0.125% due 11/30/2022; value: $835,343; proceeds: $818,947 (cost $818,947)	$819	819
Total Investments in Securities 100.30% (cost $1,130,853,945)		1,216,048
Liabilities in Excess of Cash, Foreign Cash and Other Assets(o) (0.30%)		(3,629)
Net Assets 100.00%		$1,212,419

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek capital appreciation.
(f)	Fund investment objective is to seek high total return.

See Notes to Financial Statements.	21

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2020

(g)	Fund investment objective is to seek a high level of current income.
(h)	Fund investment objective is to seek long-term capital appreciation.
(i)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(j)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.
(m)	Fund investment objective is to seek a high level of total return.
(n)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(o)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, purchased options, written options and swaps as follows:

OTC Options Purchased at November 30, 2020:

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Notional Amount	Value (000)
EUR vs JPY, Put	Credit Suisse	62,500,000	12/4/20	$112	$62,500,000	$–	(a)
EUR vs JPY, Put	Credit Suisse	75,000,000	12/9/20	111	75,000,000	–	(a)
EUR vs JPY, Put	Goldman Sachs	75,000,000	12/18/20	112	75,000,000	–	(a)
EUR vs JPY, Put	UBS	75,000,000	2/12/21	111	75,000,000	16
S&P 500 Index, Put	Citibank	42,000	2/19/21	3,060	42,000	1,095
S&P 500 Index, Put	Citibank	20,156	3/19/21	3,000	20,156	691
S&P 500 Index, Put	JPMorgan	37,520	3/19/21	3,000	37,520	1,286
S&P 500 Index, Put	JPMorgan	49,239	3/19/21	3,000	49,239	1,687
S&P 500 Index, Put	UBS	5,000	2/19/21	3,060	5,000	131
Total OTC Options Purchased						$4,906
(a)	Amount is less than $1,000.

Open OTC Written Options at November 30, 2020:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation
EUR vs JPY, Put	Credit Suisse	$ 109	12/4/20	62,500,000	$(62,500,000)	$(75)	$(750,798)	$750,723
EUR vs JPY, Put	Credit Suisse	108	12/9/20	75,000,000	(75,000,000)	(89)	(1,039,842)	1,039,753
EUR vs JPY, Put	Goldman Sachs	109	12/18/20	75,000,000	(75,000,000)	(89)	(1,042,189)	1,042,100
EUR vs JPY, Put	UBS	108	2/12/21	75,000,000	(75,000,000)	(7,425)	(1,167,209)	1,159,784
S&P 500 Index, Put	Citibank	2,720	2/19/21	42,000	(42,000)	(426,630)	(2,265,900)	1,839,270
S&P 500 Index, Put	Citibank	2,665	3/19/21	20,156	(20,156)	(302,077)	(1,469,574)	1,167,497
S&P 500 Index, Put	JPMorgan	2,665	3/19/21	37,520	(37,520)	(562,311)	(2,370,532)	1,808,221
S&P 500 Index, Put	JPMorgan	2,665	3/19/21	49,239	(49,239)	(737,943)	(3,466,426)	2,728,483
S&P 500 Index, Put	UBS	2,720	2/19/21	5,000	(5,000)	(50,789)	(275,000)	224,211
Total OTC Written Options						$(2,087,428)	$(13,847,470)	$11,760,042

22	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2020

Open Total Return Swap Contracts at November 30, 2020:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Goldman Sachs	RU10VATR	3 Mo. LIBOR + .23%	19,764	Long	5/12/2021	$ 34,649,241	$ 35,232,535	$583,294

Swap Counterparty	Referenced Index**	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Goldman Sachs	RU10GRTR	3 Mo. LIBOR + .21%	14,979	Short	5/12/2021	$(34,650,122)	$(34,705,173)	$(55,051)

*	Russell 1000 Value Total Return Index.
**	Russell 1000 Growth Total Return Index.
LIBOR	London Interbank Offered Rate.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Goldman Sachs	12/22/2020	4,000,000	$4,317,799	$4,774,521	$456,722
Japanese yen	Buy	Standard Chartered Bank	12/22/2020	467,120,000	4,386,309	4,476,337	90,028
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$546,750

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Standard Chartered Bank	12/22/2020	4,000,000	$4,386,309	$4,774,521	$(388,212)
Japanese yen	Sell	Goldman Sachs	12/22/2020	467,208,800	4,317,799	4,477,188	(159,389)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(547,601)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
Nikkei 225	December 2020	234	Long	$30,044,168	$30,788,550	$744,382
Ultra Long U.S. Treasury Bond	March 2021	201	Long	43,125,780	43,422,281	296,501
Total Unrealized Appreciation on Open Futures Contracts						$1,040,883

See Notes to Financial Statements.	23

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,210,323	$–	$–	$1,210,323
OTC Options Purchased	–	4,906	–	4,906
Short-Term Investment
Repurchase Agreement	–	819	–	819
Total	$1,210,323	$5,725	$–	$1,216,048

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$547	$–	$547
Liabilities	–	(548)	–	(548)
OTC Written Options
Assets	–	–	–	–
Liabilities	–	(2,087)	–	(2,087)
Futures Contracts
Assets	1,041	–	–	1,041
Liabilities	–	–	–	–
Total Return Swap Contracts
Assets	–	583	–	583
Liabilities	–	(55)	–	(55)
Total	$1,041	$(1,560)	$–	$(519)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

24	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2020

	Multi-Asset
	Balanced
	Opportunity	Multi-Asset
	Fund	Income Fund
ASSETS:
Investments in securities, at cost	$62,872,406	$25,705,752
Investments in Underlying Funds, at cost	2,216,498,488	1,105,148,193
Investments in securities, at value	$16,598,023	$5,724,822
Investments in Underlying Funds, at value	2,516,785,074	1,210,323,460
Cash	420,000	420,000
Deposits with brokers for futures collateral	8,674,500	3,503,700
Deposits with brokers for forwards, options and swaps collateral	19,838,616	7,312,780
Foreign cash, at value (cost $2,632 and $2,209, respectively)	2,630	2,184
Receivables:
Interest and dividends	2,740,059	1,785,066
Capital shares sold	943,961	953,554
Premiums for OTC written options sold	31,855,503	14,249,035
Total return swap, at fair value	1,184,295	583,294
Unrealized appreciation on forward foreign currency exchange contracts	546,750	546,750
Prepaid expenses and other assets	71,907	60,545
Total assets	2,599,661,318	1,245,465,190
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	3,801,345	1,983,959
Premiums for options purchased	60,441,041	25,454,604
Variation margin for futures contracts	1,665,613	582,865
Capital shares reacquired	1,427,957	788,156
12b-1 distribution plan	505,472	358,787
Trustees’ fees	409,516	173,290
Management fee	201,756	97,512
Fund administration	80,702	39,007
Unrealized depreciation on forward foreign currency exchange contracts	547,601	547,601
Total return swap, at fair value	111,770	55,051
Options written outstanding, at value (including premiums received of $31,453,937 and $13,847,470, respectively) (See Note 2)	5,707,135	2,087,428
Accrued expenses and other liabilities	413,577	877,710
Total liabilities	75,313,485	33,045,970
Commitments and contingent liabilities
NET ASSETS	$2,524,347,833	$1,212,419,220
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,221,767,550	$1,236,749,052
Total distributable earnings (loss)	302,580,283	(24,329,832)
Net Assets	$2,524,347,833	$1,212,419,220

See Notes to Financial Statements.	25

Statements of Assets and Liabilities (concluded)

November 30, 2020

	Multi-Asset
	Balanced
	Opportunity	Multi-Asset
	Fund	Income Fund

Net assets by class:
Class A Shares	$2,087,947,812	$745,462,438
Class C Shares	$254,522,523	$240,404,033
Class F Shares	$70,405,834	$165,707,439
Class F3 Shares	$74,607	$2,013,014
Class I Shares	$37,219,569	$35,613,131
Class P Shares	$724,501	–
Class R2 Shares	$594,120	$124,064
Class R3 Shares	$48,307,510	$19,030,966
Class R4 Shares	$13,893,472	$2,987,678
Class R5 Shares	$178,246	$46,610
Class R6 Shares	$10,479,639	$1,029,847
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	158,807,883	45,259,544
Class C Shares	19,490,163	14,364,646
Class F Shares	5,355,220	10,061,766
Class F3 Shares	5,660	122,754
Class I Shares	2,831,318	2,175,378
Class P Shares	55,377	–
Class R2 Shares	44,132	7,319
Class R3 Shares	3,681,173	1,155,387
Class R4 Shares	1,056,662	181,404
Class R5 Shares	13,535	2,846
Class R6 Shares	795,784	62,801
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.15	$16.47
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$13.45	$16.85
Class C Shares-Net asset value	$13.06	$16.74
Class F Shares-Net asset value	$13.15	$16.47
Class F3 Shares-Net asset value	$13.18	$16.40
Class I Shares-Net asset value	$13.15	$16.37
Class P Shares-Net asset value	$13.08	–
Class R2 Shares-Net asset value	$13.46	$16.95
Class R3 Shares-Net asset value	$13.12	$16.47
Class R4 Shares-Net asset value	$13.15	$16.47
Class R5 Shares-Net asset value	$13.17	$16.38
Class R6 Shares-Net asset value	$13.17	$16.40

26	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2020

	Multi-Asset
	Balanced
	Opportunity	Multi-Asset
	Fund	Income Fund
Investment income:
Dividends received from underlying Funds	$54,360,521	$31,768,775
Interest and other	5,684	2,179
Total investment income	54,366,205	31,770,954
Expenses:
Management fee	2,334,882	1,181,500
12b-1 distribution plan-Class A	4,704,123	1,645,255
12b-1 distribution plan-Class C	2,847,190	2,850,215
12b-1 distribution plan-Class F	65,101	174,948
12b-1 distribution plan-Class P	2,753	–
12b-1 distribution plan-Class R2	4,046	724
12b-1 distribution plan-Class R3	228,935	96,414
12b-1 distribution plan-Class R4	31,133	6,497
Shareholder servicing	2,315,499	873,867
Fund administration	933,953	472,600
Registration	296,895	200,778
Reports to shareholders	215,502	71,958
Trustees’ fees	95,321	44,839
Professional	74,739	39,317
Custody	32,668	18,968
Other	78,874	21,658
Gross expenses	14,261,614	7,699,538
Expense reductions (See Note 9)	(22,485)	(11,679)
Fees waived and expenses reimbursed (See Note 3)	(29,504)	(17,118)
Net expenses	14,209,625	7,670,741
Net investment income	40,156,580	24,100,213
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	86,475,454	31,334,183
Net realized gain (loss) on Investments in Underlying Funds	9,512,911	(193,068)
Net realized gain (loss) on Investments	(7,235,778)	(7,235,778)
Net realized gain (loss) on futures contracts	(20,325,750)	(13,428,315)
Net realized gain (loss) on forward foreign currency exchange contracts	13,876	(967,593)
Net realized gain (loss) on OTC written options	5,017,007	4,840,550
Net realized gain (loss) on swap contracts	(1,830,582)	(1,054,777)
Net realized gain (loss) on foreign currency related transactions	701	(42,411)
Net change in unrealized appreciation/depreciation in Underlying Funds	261,894,039	96,241,032
Net change in unrealized appreciation/depreciation on Investments	(46,274,383)	(19,980,930)
Net change in unrealized appreciation/depreciation on futures contracts	4,044,092	739,910
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(851)	(851)
Net change in unrealized appreciation/depreciation on OTC written options	25,746,802	11,760,042
Net change in unrealized appreciation/depreciation on swap contracts	3,199,183	1,637,804
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(166,234)	(166,258)
Net realized and unrealized gain (loss)	320,070,487	103,483,540
Net Increase in Net Assets Resulting From Operations	$360,227,067	$127,583,753

See Notes to Financial Statements.	27

Statements of Changes in Net Assets

	Multi-Asset Balanced Opportunity Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$40,156,580	$39,698,440
Capital gain distributions received from Underlying Funds	86,475,454	65,105,464
Net realized gain (loss) on investments in Underlying Funds	9,512,911	437,166
Net realized gain (loss) on investments	(7,235,778)	–
Net realized gain (loss) on futures contracts, OTC written options, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(17,124,748)	(20,870,547)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	261,894,039	84,277,520
Net change in unrealized appreciation/depreciation on Investments	(46,274,383)	–
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	32,822,992	(878,900)
Net increase in net assets resulting from operations	360,227,067	167,769,143
Distributions to shareholders:
Class A	(63,141,333)	(83,733,540)
Class C	(8,012,384)	(13,318,023)
Class F	(2,348,286)	(3,275,707)
Class F3	(1,809)	(1,117)
Class I	(1,063,213)	(1,067,541)
Class P	(18,781)	(32,915)
Class R2	(21,299)	(25,153)
Class R3	(1,464,731)	(1,867,955)
Class R4	(403,633)	(385,003)
Class R5	(8,941)	(8,254)
Class R6	(496,087)	(425,636)
Total distributions to shareholders	(76,980,497)	(104,140,844)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	183,969,392	141,970,512
Net proceeds from reorganizations (See Note 15)	–	1,171,902,740
Reinvestment of distributions	75,069,227	101,774,992
Cost of shares reacquired	(514,582,678)	(520,732,286)
Net increase (decrease) in net assets resulting from capital share transactions	(255,544,059)	894,915,958
Net increase in net assets	27,702,511	958,544,257
NET ASSETS:
Beginning of year	$2,496,645,322	$1,538,101,065
End of year	$2,524,347,833	$2,496,645,322

28	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$24,100,213	$34,469,913
Capital gain distributions received from Underlying Funds	31,334,183	27,912,945
Net realized gain (loss) on investments in Underlying Funds	(193,068)	1,555,315
Net realized gain (loss) on investments	(7,235,778)	–
Net realized gain (loss) on futures contracts, OTC written options, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(10,652,546)	(11,341,762)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	96,241,032	57,494,915
Net change in unrealized appreciation/depreciation on Investments	(19,980,930)	–
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	13,970,647	(4,844,934)
Net increase in net assets resulting from operations	127,583,753	105,246,392
Distributions to shareholders:
Class A	(16,082,638)	(23,801,009)
Class C	(4,729,009)	(10,223,578)
Class F	(4,568,847)	(7,608,013)
Class F3	(58,861)	(146,802)
Class I	(1,015,424)	(1,841,166)
Class R2	(2,452)	(3,744)
Class R3	(423,860)	(627,711)
Class R4	(62,614)	(72,378)
Class R5	(1,074)	(1,169)
Class R6	(54,611)	(105,800)
Total distributions to shareholders	(26,999,390)	(44,431,370)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	117,383,469	138,058,781
Reinvestment of distributions	25,100,919	41,327,339
Cost of shares reacquired	(323,495,816)	(383,530,266)
Net decrease in net assets resulting from capital share transactions	(181,011,428)	(204,144,146)
Net decrease in net assets	(80,427,065)	(143,329,124)
NET ASSETS:
Beginning of year	$1,292,846,285	$1,436,175,409
End of year	$1,212,419,220	$1,292,846,285

See Notes to Financial Statements.	29

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$11.60	$0.21	$1.66	$1.87	$(0.18)	$(0.14)	$(0.32)
11/30/2019	11.28	0.24	0.80	1.04	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.25	(0.50)	(0.25)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.33	0.97	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.35	0.42	0.77	(0.38)	(0.45)	(0.83)
Class C
11/30/2020	11.53	0.12	1.65	1.77	(0.10)	(0.14)	(0.24)
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
11/30/2017	11.16	0.24	0.97	1.21	(0.25)	–	(0.25)
11/30/2016	11.23	0.27	0.41	0.68	(0.30)	(0.45)	(0.75)
Class F
11/30/2020	11.60	0.23	1.66	1.89	(0.20)	(0.14)	(0.34)
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
11/30/2017	11.22	0.36	0.99	1.32	(0.36)	–	(0.36)
11/30/2016	11.28	0.36	0.42	0.78	(0.39)	(0.45)	(0.84)
Class F3
11/30/2020	11.62	0.26	1.65	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
4/4/2017 to 11/30/2017(d)	11.62	0.21	0.56	0.77	(0.20)	–	(0.20)
Class I
11/30/2020	11.60	0.24	1.66	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.45	0.89	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.40	0.38	0.78	(0.40)	(0.45)	(0.85)
Class P
11/30/2020	11.55	0.19	1.64	1.83	(0.16)	(0.14)	(0.30)
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
11/30/2017	11.18	0.31	0.97	1.28	(0.32)	–	(0.32)
11/30/2016	11.25	0.33	0.41	0.74	(0.36)	(0.45)	(0.81)
Class R2
11/30/2020	11.87	0.17	1.70	1.87	(0.14)	(0.14)	(0.28)
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)
11/30/2017	11.44	0.29	0.99	1.28	(0.29)	–	(0.29)
11/30/2016	11.49	0.31	0.42	0.73	(0.33)	(0.45)	(0.78)

30	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$13.15	17.09	0.52		0.52		1.81		$2,087,948	60
11.60	10.19	0.52		0.52		2.15		1,974,100	25
11.28	(2.18)	0.51		0.51		2.12		1,214,155	31
12.19	11.73	0.50		0.51		2.82		1,398,075	47
11.23	7.38	0.37		0.51		3.26		1,431,255	25

13.06	16.17	1.27		1.27		1.03		254,523	60
11.53	9.35	1.27		1.27		1.41		337,420	25
11.22	(2.85)	1.26		1.26		1.35		223,823	31
12.12	10.96	1.24		1.26		2.08		318,697	47
11.16	6.53	1.12		1.26		2.52		360,065	25

13.15	17.26	0.37		0.37		1.97		70,406	60
11.60	10.35	0.37		0.37		2.31		73,256	25
11.28	(1.95)	0.36		0.36		2.27		46,998	31
12.18	11.91	0.35		0.36		2.84		63,871	47
11.22	7.54	0.22		0.36		3.43		57,153	25

13.18	17.47	0.18		0.18		2.23		75	60
11.62	10.56	0.19		0.19		2.40		47	25
11.29	(1.83)	0.22		0.22		2.38		10	31
12.19	6.72 (e)	0.21	(f)	0.21	(f)	2.68	(f)	11	47

13.15	17.29	0.27		0.27		2.08		37,220	60
11.60	10.45	0.26		0.26		2.47		29,487	25
11.28	(1.93)	0.26		0.26		2.38		14,440	31
12.19	12.10	0.24		0.26		3.81		17,835	47
11.22	7.55	0.12		0.26		3.76		10,925	25

13.08	16.86	0.72		0.72		1.61		725	60
11.55	9.93	0.72		0.72		1.93		588	25
11.23	(2.38)	0.71		0.71		1.85		512	31
12.14	11.56	0.70		0.71		2.65		664	47
11.18	7.10	0.57		0.71		3.08		839	25

13.46	16.58	0.87		0.87		1.44		594	60
11.87	9.85	0.87		0.87		1.77		837	25
11.52	(2.49)	0.86		0.86		1.83		360	31
12.43	11.37	0.85		0.86		2.44		465	47
11.44	6.93	0.73		0.87		2.86		660	25

See Notes to Financial Statements.	31

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2020	$11.58	$0.18	$1.65	$1.83	$(0.15)	$(0.14)	$(0.29)
11/30/2019	11.26	0.21	0.80	1.01	(0.35)	(0.34)	(0.69)
11/30/2018	12.16	0.22	(0.49)	(0.27)	(0.39)	(0.24)	(0.63)
11/30/2017	11.20	0.31	0.96	1.27	(0.31)	–	(0.31)
11/30/2016	11.27	0.33	0.40	0.73	(0.35)	(0.45)	(0.80)
Class R4
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.32	0.98	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.36	0.41	0.77	(0.38)	(0.45)	(0.83)
Class R5
11/30/2020	11.62	0.20	1.70	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.24	0.33	1.00	1.33	(0.37)	–	(0.37)
11/30/2016	11.29	0.24	0.56	0.80	(0.40)	(0.45)	(0.85)
Class R6
11/30/2020	11.61	0.24	1.67	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.33	1.01	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.39	0.40	0.79	(0.41)	(0.45)	(0.86)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

32	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.12	16.74	0.77	0.77	1.56	$48,308	60
11.58	9.94	0.76	0.76	1.91	52,554	25
11.26	(2.34)	0.76	0.76	1.84	27,258	31
12.16	11.49	0.73	0.74	2.63	33,772	47
11.20	7.05	0.61	0.75	3.04	41,447	25

13.15	17.09	0.52	0.52	1.79	13,893	60
11.60	10.19	0.52	0.52	2.12	12,167	25
11.29	(2.17)	0.51	0.51	2.07	4,971	31
12.19	11.77	0.49	0.49	2.73	2,474	47
11.23	7.39	0.37	0.51	3.32	82	25

13.17	17.34	0.28	0.28	1.79	178	60
11.62	10.44	0.27	0.27	2.38	204	25
11.30	(1.85)	0.26	0.26	2.45	121	31
12.20	11.99	0.24	0.25	2.77	102	47
11.24	7.69	0.13	0.27	2.27	12	25

13.17	17.48	0.19	0.19	2.13	10,480	60
11.61	10.47	0.19	0.19	2.61	15,985	25
11.29	(1.83)	0.18	0.18	2.01	5,451	31
12.19	12.13	0.18	0.18	2.77	5,587	47
11.22	7.58	0.12	0.17	3.54	28	25

See Notes to Financial Statements.	33

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$15.02	$0.33	$1.43	$1.76	$(0.31)	$–	$(0.31)
11/30/2019	14.34	0.40	0.78	1.18	(0.50)	–	(0.50)
11/30/2018	15.08	0.36	(0.62)	(0.26)	(0.48)	–	(0.48)
11/30/2017	14.14	0.48	0.93	1.41	(0.47)	–	(0.47)
11/30/2016	14.24	0.56	0.25	0.81	(0.55)	(0.36)	(0.91)
Class C
11/30/2020	15.25	0.22	1.47	1.69	(0.20)	–	(0.20)
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	–	(0.39)
11/30/2018	15.29	0.26	(0.63)	(0.37)	(0.37)	–	(0.37)
11/30/2017	14.34	0.38	0.93	1.31	(0.36)	–	(0.36)
11/30/2016	14.42	0.47	0.26	0.73	(0.45)	(0.36)	(0.81)
Class F
11/30/2020	15.02	0.35	1.43	1.78	(0.33)	–	(0.33)
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	–	(0.52)
11/30/2018	15.08	0.38	(0.62)	(0.24)	(0.50)	–	(0.50)
11/30/2017	14.14	0.50	0.93	1.43	(0.49)	–	(0.49)
11/30/2016	14.23	0.59	0.25	0.84	(0.57)	(0.36)	(0.93)
Class F3
11/30/2020	14.95	0.39	1.40	1.79	(0.34)	–	(0.34)
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	–	(0.54)
11/30/2018	15.00	0.40	(0.61)	(0.21)	(0.52)	–	(0.52)
4/4/2017 to 11/30/2017(d)	14.42	0.29	0.56	0.85	(0.27)	–	(0.27)
Class I
11/30/2020	14.93	0.36	1.42	1.78	(0.34)	–	(0.34)
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	–	(0.54)
11/30/2018	14.99	0.40	(0.61)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.07	0.54	0.89	1.43	(0.51)	–	(0.51)
11/30/2016	14.17	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
Class R2
11/30/2020	15.44	0.29	1.47	1.76	(0.25)	–	(0.25)
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	–	(0.45)
11/30/2018	15.47	0.32	(0.63)	(0.31)	(0.43)	–	(0.43)
11/30/2017	14.50	0.45	0.94	1.39	(0.42)	–	(0.42)
11/30/2016	14.57	0.55	0.24	0.79	(0.50)	(0.36)	(0.86)
Class R3
11/30/2020	15.02	0.29	1.43	1.72	(0.27)	–	(0.27)
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	–	(0.47)
11/30/2018	15.08	0.33	(0.63)	(0.30)	(0.44)	–	(0.44)
11/30/2017	14.14	0.44	0.94	1.38	(0.44)	–	(0.44)
11/30/2016	14.24	0.53	0.25	0.78	(0.52)	(0.36)	(0.88)

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.47	12.33	0.50		0.50		2.19		$745,462	75
15.02	8.50	0.50		0.50		2.74		678,178	27
14.34	(1.79)	0.50		0.50		2.43		716,679	41
15.08	10.15	0.48		0.49		3.30		799,727	55
14.14	6.09	0.37		0.49		4.11		849,321	26

16.74	11.46	1.25		1.25		1.44		240,404	75
15.25	7.70	1.25		1.25		2.00		340,786	27
14.55	(2.51)	1.25		1.25		1.69		410,332	41
15.29	9.25	1.23		1.24		2.57		518,727	55
14.34	5.36	1.12		1.24		3.37		594,759	26

16.47	12.49	0.35		0.35		2.35		165,707	75
15.02	8.66	0.35		0.35		2.91		200,060	27
14.34	(1.64)	0.35		0.35		2.57		227,804	41
15.08	10.32	0.33		0.34		3.39		259,296	55
14.14	6.32	0.22		0.34		4.31		279,182	26

16.40	12.68	0.18		0.18		2.61		2,013	75
14.95	8.83	0.19		0.19		3.01		3,527	27
14.27	(1.47)	0.18		0.18		2.70		4,077	41
15.00	5.96 (e)	0.18	(f)	0.18	(f)	2.99	(f)	3,519	55

16.37	12.61	0.25		0.25		2.45		35,613	75
14.93	8.75	0.25		0.25		3.03		43,319	27
14.26	(1.48)	0.25		0.25		2.70		54,171	41
14.99	10.34	0.22		0.23		3.70		56,927	55
14.07	6.39	0.12		0.24		4.35		11,508	26

16.95	11.97	0.85		0.85		1.87		124	75
15.44	8.10	0.85		0.85		2.36		138	27
14.73	(2.09)	0.84		0.84		2.08		122	41
15.47	9.70	0.83		0.84		3.02		118	55
14.50	5.76	0.72		0.84		4.04		155	26

16.47	12.04	0.75		0.75		1.94		19,031	75
15.02	8.24	0.75		0.75		2.41		21,508	27
14.34	(2.03)	0.74		0.74		2.20		18,400	41
15.08	9.88	0.73		0.74		3.03		19,564	55
14.14	5.84	0.62		0.74		3.84		18,982	26

See Notes to Financial Statements.	35

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2020	$15.02	$0.33	$1.43	$1.76	$(0.31)	$–	$(0.31)
11/30/2019	14.34	0.38	0.80	1.18	(0.50)	–	(0.50)
11/30/2018	15.08	0.34	(0.60)	(0.26)	(0.48)	–	(0.48)
11/30/2017	14.15	0.40	1.01	1.41	(0.48)	–	(0.48)
11/30/2016	14.24	0.56	0.26	0.82	(0.55)	(0.36)	(0.91)
Class R5
11/30/2020	14.93	0.36	1.43	1.79	(0.34)	–	(0.34)
11/30/2019	14.26	0.42	0.79	1.21	(0.54)	–	(0.54)
11/30/2018	14.99	0.39	(0.60)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.07	0.48	0.95	1.43	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.58)	(0.36)	(0.94)
Class R6
11/30/2020	14.95	0.38	1.41	1.79	(0.34)	–	(0.34)
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	–	(0.54)
11/30/2018	15.00	0.38	(0.59)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.06	0.44	1.01	1.45	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

36	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.47	12.33	0.50	0.50	2.18	$2,988	75
15.02	8.50	0.50	0.50	2.62	2,421	27
14.34	(1.77)	0.49	0.49	2.31	1,756	41
15.08	10.11	0.48	0.48	2.74	569	55
14.15	6.18	0.38	0.50	4.08	35	26

16.38	12.61	0.24	0.24	2.42	47	75
14.93	8.75	0.24	0.24	2.89	36	27
14.26	(1.55)	0.24	0.24	2.64	28	41
14.99	10.41	0.22	0.23	3.28	23	55
14.07	6.46	0.12	0.25	4.33	10	26

16.40	12.68	0.18	0.18	2.55	1,030	75
14.95	8.83	0.19	0.19	3.02	2,873	27
14.27	(1.47)	0.18	0.18	2.58	2,807	41
15.00	10.50	0.18	0.18	2.99	1,119	55
14.06	6.42	0.13	0.17	4.23	38	26

See Notes to Financial Statements.	37

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that each Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized

38

Notes to Financial Statements (continued)

reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2017 through November 30, 2020. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6

39

Notes to Financial Statements (continued)

bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(g)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(h)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event

40

Notes to Financial Statements (continued)

of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(i)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and Change in Unrealized gains and losses on purchased options are included in realized and change in unrealized gains and losses on investments.

41

Notes to Financial Statements (continued)

(j)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2020, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Income Fund	.10%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following Funds’ administration fees during the fiscal year ended November 30, 2020:

Fund	Fund Administration Fee
Multi-Asset Balanced Opportunity Fund	$29,504
Multi-Asset Income Fund	17,118

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2020:

	Distributor Commissions	Dealers’ Concessions
Multi-Asset Balanced Opportunity Fund	$136,151	$896,194
Multi-Asset Income Fund	51,319	330,871

43

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2020:

	Class A	Class C
Multi-Asset Balanced Opportunity Fund	$ 7,370	$12,416
Multi-Asset Income Fund	15,449	6,469

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2020 and fiscal year ended November 30, 2019 were as follows:

	Multi-Asset Balanced Opportunity Fund		Multi-Asset Income Fund
	Year Ended 11/30/2020	Year Ended 11/30/2019	Year Ended 11/30/2020	Year Ended 11/30/2019
Distributions paid from:
Tax Exempt Income	$783,207	$–	$1,133,710	$–
Ordinary income	45,820,935	59,663,229	25,865,680	44,431,370
Net long-term capital gains	30,376,355	44,477,615	–	–
Total distributions paid	$76,980,497	$104,140,844	$26,999,390	$44,431,370

Subsequent to the Funds’ fiscal year ended November 30, 2020, year-end distributions were paid. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Record Date	Ex-Date
Multi-Asset Balanced Opportunity Fund	$56,643,000	$51,671,000	December 21, 2020	December 22, 2020
Multi-Asset Income Fund	21,439,000	–	December 21, 2020	December 22, 2020

44

Notes to Financial Statements (continued)

As of November 30, 2020, the components of accumulated gains (losses) on a tax-basis were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Undistributed ordinary income - net	$41,241,744	$13,064,510
Undistributed long-term capital gains	51,653,036	–
Total undistributed earnings	92,894,780	13,064,510
Capital loss carryforwards*	(10,114,643)	(103,242,597)
Temporary differences	(409,517)	(173,288)
Unrealized gains (losses) - net	220,209,663	66,021,543
Total accumulated gains (losses) - net	$302,580,283	$(24,329,832)

*	The capital losses will carry forward indefinitely.

As of November 30, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Tax cost	$2,344,463,697	$1,163,188,798
Gross unrealized gain	270,955,289	89,440,958
Gross unrealized loss	(50,579,392)	(23,253,157)
Net unrealized security gain (loss)	$220,375,897	$66,187,801

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions, other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2020 were as follows:

	Purchases	Sales
Multi-Asset Balanced Opportunity Fund	$1,397,182,525	$1,644,738,481
Multi-Asset Income Fund	881,963,649	1,058,967,697

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2020.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2020 (as described in note 2(f)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

45

Notes to Financial Statements (continued)

The Funds entered into domestic and foreign equity index futures contracts for the fiscal year ended November 30, 2020 (as described in note 2(g)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Funds entered into swaptions and options on indexes and foreign currencies for the fiscal year ended November 30, 2020 (as described in note 2(i)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

The Funds entered into total return swaps on indexes and foreign currencies for the fiscal year ended November 30, 2020 (as described in note 2(j)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

The Funds entered into credit default swaps for the fiscal year ended November 30, 2020 (as described in note 2(h)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

46

Notes to Financial Statements (continued)

As of November 30, 2020, the Funds had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

	Multi-Asset Balanced Opportunity Fund

Asset Derivatives	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts
Forward Foreign Currency Exchange Contracts(1)	$546,750	–	–
Futures Contracts(2)	–	$604,803	$4,033,218
Purchased Options(3)	$16,014	–	$13,582,846
Total Return Swap Contracts(4)	–	–	$1,184,295

Liability Derivatives
Forward Foreign Currency Exchange Contracts(5)	$547,601	–	–
Total Return Swap Contracts(4)	–	–	$111,770
OTC Written Options(6)	$7,679	–	$5,699,456

		Multi-Asset Income Fund

Asset Derivatives	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts
Forward Foreign Currency Exchange Contracts(1)	$546,750	–	–
Futures Contracts(2)	–	$296,501	$744,382
Purchased Options(3)	$16,014	–	$4,889,861
Total Return Swap Contracts(4)	–	–	$583,294

Liability Derivatives
Forward Foreign Currency Exchange Contracts(5)	$547,601	–	–
Total Return Swap Contracts(4)	–	–	$55,051
OTC Written Options(6)	$7,678	–	$2,079,750

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: included in Investments in securities.
(4)	Statements of Assets and Liabilities location: Total return swap, at fair value.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(6)	Statements of Assets and Liabilities location: Options written outstanding, at value.

47

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended November 30, 2020, were as follows:

		Multi-Asset Balanced Opportunity Fund

	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(8,199,011)
Forward Foreign Currency Exchange Contracts(2)	$13,876	–	–	–
Futures Contracts(3)	–	$(5,951,055)	$(14,374,695)	–
Options Purchased(4)	$(7,235,778)	–	–	–
Total Return Swap Contracts(1)	–	$6,368,429	–	–
OTC Written Options(5)	$4,708,214	–	$308,793	–
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	–	$604,803	$3,439,289	–
Forward Foreign Currency Exchange Contracts(7)	$(851)	–	–	–
Options Purchased(8)	$(5,638,334)	–	$(40,636,049)	–
Total Return Swap Contracts(9)	$2,126,658	–	$1,072,525	–
OTC Written Options(10)	$3,992,359	–	$21,754,443	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(11)	–	–	–	10,851,183
Forward Foreign Currency Exchange Contracts(11)	$12,096,987	–	–	–
Futures Contracts(12)	–	150	1,630	–
Options Purchased(11)	5,949,620	–	9,372,170	–
Total Return Swap Contracts(11)	–	622,728	10,914,240	–
OTC Written Options(11)	$4,323,507	–	$4,765,058	–

48

Notes to Financial Statements (continued)

			Multi-Asset Income Fund

	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(4,378,879)
Forward Foreign Currency Exchange Contracts(2)	$(967,593)	–	–	–
Futures Contracts(3)	–	$(3,026,454)	$(10,401,861)	–
Options Purchased(4)	$(7,235,778)	–	–	–
Total Return Swap Contracts(1)	–	$3,324,102	–	–
OTC Written Options(5)	$4,708,214	–	$132,336	–
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	–	$296,501	$443,409	–
Forward Foreign Currency Exchange Contracts(7)	$(851)	–	–	–
Options Purchased(8)	$(5,638,334)	–	$(14,342,596)	–
Total Return Swap Contracts(9)	–	$1,054,510	$583,294	–
OTC Written Options(10)	$3,992,360	–	$7,767,682	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(11)	–	–	–	37,056,375
Forward Foreign Currency Exchange Contracts(11)	$46,346,103	–	–	–
Futures Contracts(12)	–	97	832	–
Options Purchased(11)	319,230,769	–	27,466	–
Total Return Swap Contracts(11)	–	2,666,914	395,493	–
OTC Written Options(11)	$4,061,372	–	$1,781,637	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2020.
(1)	Statements of Operations location: Net realized gain(loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain(loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain(loss) on futures contracts.
(4)	Statements of Operations location: Net realized gain(loss) on investmeSnts includes options purchased.
(5)	Statements of Operations location: Net realized gain(loss) on OTC written options.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(9)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(10)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(11)	Amount represents notional amounts in U.S. dollars.
(12)	Amount represents number of contracts.

49

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Multi-Asset Balanced Opportunity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$546,750	$–	$546,750
Options Purchased	13,598,860	–	13,598,860
Total Return Swap Contracts	1,184,295	–	1,184,295
Repurchase Agreement	2,999,163	–	2,999,163
Total	$18,329,068	$–	$18,329,068

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Citibank	$4,167,336	$(1,700,336)	$–	$–	$2,467,000
Credit Suisse	164	(164)	–	–	–
Fixed Income Clearing Corp.	2,999,163	–	–	(2,999,163)	–
Goldman Sachs	1,641,197	(271,248)	(1,369,949)	–	–
JPMorgan	6,937,804	(3,034,125)	–	–	3,903,679
Standard Chartered Bank	90,028	(90,028)	–	–	–
UBS	2,493,376	(972,421)	–	–	1,520,955
Total	$18,329,068	$(6,068,322)	$(1,369,949)	$(2,999,163)	$7,891,634

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$547,601	$–	$547,601
OTC Written Options	5,707,135	–	5,707,135
Total Return Swap Contracts	111,770	–	111,770
Total	$6,366,506	$–	$6,366,506

50

Notes to Financial Statements (continued)

			Multi-Asset Balanced Opportunity Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Citibank	$1,700,336	$(1,700,336)	$–	$–	$–
Credit Suisse	164	(164)	–	–	–
Goldman Sachs	271,248	(271,248)	–	–	–
JPMorgan	3,034,125	(3,034,125)	–	–	–
Standard Chartered Bank	388,212	(90,028)	(270,000)	–	28,184
UBS	972,421	(972,421)	–	–	–
Total	$6,366,506	$(6,068,322)	$(270,000)	$–	$28,184

		Multi-Asset Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$546,750	$–	$546,750
Options Purchased	4,905,875	–	4,905,875
Total Return Swap Contracts	583,294	–	583,294
Repurchase Agreement	818,947	–	818,947
Total	$6,854,866	$–	$6,854,866

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Citibank	$1,785,982	$(728,707)	$–	$–	$1,057,275
Credit Suisse	164	(164)	–	–	–
Fixed Income Clearing Corp.	818,947	–	–	(818,947)	–
Goldman Sachs	1,040,195	(214,529)	(825,666)	–	–
JPMorgan	2,973,149	(1,300,254)	–	–	1,672,895
Standard Chartered Bank	90,028	(90,028)	–	–	–
UBS	146,401	(58,214)	–	–	88,187
Total	$6,854,866	$(2,391,896)	$(825,666)	$(818,947)	$2,818,357

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$547,601	$–	$547,601
OTC Written Options	2,087,428	–	2,087,428
Total Return Swap Contracts	55,051		55,051
Total	$2,690,080	$–	$2,690,080

51

Notes to Financial Statements (continued)

			Multi-Asset Income Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Citibank	$728,707	$(728,707)	$–	$–	$–
Credit Suisse	164	(164)	–	–	–
Goldman Sachs	214,529	(214,529)	–	–	–
JPMorgan	1,300,254	(1,300,254)	–	–	–
Standard Chartered Bank	388,212	(90,028)	(270,000)	–	28,184
UBS	58,214	(58,214)	–	–	–
Total	$2,690,080	$(2,391,896)	$(270,000)	$–	$28,184

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2020.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2020, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is

52

Notes to Financial Statements (continued)

under common ownership or control. Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended November 30, 2020:

					Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Balance of Shares Held at 11/30/2019	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2020	Fair Value at 11/30/2020	Net Realized Gain (Loss) 12/1/2019 to 11/30/2020		Dividend Income 12/1/2019 to 11/30/2020	Net Change in Appreciation (Depreciation 12/1/2019 to 11/30/2020)
Lord Abbett Investment Trust-Convertible Fund–Class I	11,174,184	951,917	(7,276,274)	4,849,827	$100,197,430	$42,049,255	(a)	$2,429,107	$18,594,101
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	11,196,261	6,632,524	(11,625,707)	6,203,078	72,451,949	5,929,542		2,210,483	(1,235,961)
Lord Abbett Securities Trust–Durable Growth Fund–Class I	–	9,260,993	(2,507,677)	6,753,316	138,510,505	10,637,320	(b)	129,684	25,693,433
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	17,414,790	20,277,701	(1,833,527)	35,858,964	186,825,204	(951,318)		5,642,408	2,184,719
Lord Abbett Investment Trust–Floating Rate Fund–Class I	–	17,526,609	(11,543,186)	5,983,423	49,064,070	(15,109,897)		1,901,290	208,972
Lord Abbett Securities Trust–Focused Large Cap Value Fund– Class I	1,723,858	34,241,151	(5,823,714)	30,141,295	438,857,261	33,400,113	(c)	5,370,657	72,946,340
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	36,089,864	9,178,124	(28,019,302)	17,248,686	202,672,063	(76,162,841)		4,078,273	21,283,740
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	7,050,449	3,760,855	(3,252,450)	7,558,854	334,403,698	68,175,487	(d)	–	91,918,498
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	10,401,654	628,300	(7,227,038)	3,802,916	141,506,517	45,207,904	(e)	–	(3,160,527)
Lord Abbett Investment Trust–High Yield Fund–Class I	55,467,522	6,246,440	(13,057,566)	48,656,396	357,137,949	(6,108,504)		20,886,666	2,836,427
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	10,139,853	261,986	(4,414,585)	5,987,254	67,895,463	(3,065,636)		2,833,409	4,138,077
Lord Abbett Municipal Income Fund, Inc.– Intermediate Tax-Free Fund–Class I	–	7,372,468	(3,903,724)	3,468,744	39,023,370	1,000,024		872,097	838,164
Lord Abbett Securities Trust–International Equity Fund-Class I	9,220,505	1,021,546	(1,497,970)	8,744,081	133,084,907	1,740,376		2,095,500	14,242,710
Lord Abbett Securities Trust–International Value Fund–Class I	17,347,241	4,502,183	(1,974,671)	19,874,753	141,905,738	(1,931,867)		2,608,903	6,565,799
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	8,766,015	383,713	(5,089,170)	4,060,558	113,248,950	(8,106,550	)(f)	2,840,868	5,071,749
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	14,702,490	6,551,874	(21,254,364)	–	–	(715,043)		461,176	(232,202)
Total					$2,516,785,074	$95,988,365		$54,360,521	$261,894,039

(a)	Includes $10,470,600 of distributed capital gains.
(b)	Includes $3,335,580 of distributed capital gains.
(c)	Includes $22,862,038 of distributed capital gains.
(d)	Includes $29,995,802 of distributed capital gains.
(e)	Includes $14,042,234 of distributed capital gains.
(f)	Includes $5,769,200 of distributed capital gains.

53

Notes to Financial Statements (continued)

						Multi-Asset Income Fund
Affiliated Issuer	Balance of Shares Held at 11/30/2019	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2020	Fair Value at 11/30/2020	Net Realized Gain (Loss) 12/1/2019 to 11/30/2020		Dividend Income 12/1/2019 to 11/30/2020	Net Change in Appreciation (Depreciation 12/1/2019 to 11/30/2020)
Lord Abbett Investment Trust–Convertible Fund–Class I	8,648,622	608,834	(7,441,955)	1,815,501	$37,508,242	$27,659,891	(a)	$1,325,728	$(294,668)
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	2,351,335	19,869,705	(9,319,554)	12,901,486	150,689,362	2,733,389		2,969,598	4,515,805
Lord Abbett Securities Trust–Durable Growth Fund–Class I	–	3,385,640	(1,324,502)	2,061,138	42,273,949	4,429,326	(b)	39,580	8,592,155
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	12,609,725	5,280,491	(1,451,707)	16,438,509	85,644,633	(597,444)		2,973,336	1,429,831
Lord Abbett Investment Trust–Floating Rate Fund–Class I	–	11,855,419	(8,952,170)	2,903,249	23,806,638	(11,736,063)		1,386,276	101,426
Lord Abbett Securities Trust–Focused Large Cap Value Fund– Class I	874,871	13,332,433	(2,930,548)	11,276,756	164,189,573	13,874,800	(c)	2,009,323	25,810,799
Lord Abbett Securities Trust–Fundamental Equity Fund-Class I	10,401,486	3,368,109	(9,755,752)	4,013,843	47,162,659	(28,443,158)		949,032	9,098,807
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	1,573,580	2,230,736	(1,515,853)	2,288,463	101,241,583	30,533,450	(d)	–	19,780,006
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	2,466,810	121,452	(1,407,533)	1,180,729	43,934,930	5,626,126	(e)	–	4,211,539
Lord Abbett Investment Trust–High Yield Fund–Class I	28,903,625	4,110,960	(7,694,966)	25,319,619	185,846,007	(3,341,464)		10,927,891	2,432,479
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	8,660,636	237,255	(3,482,593)	5,415,298	61,409,479	(3,142,807)		2,563,898	3,885,257
Lord Abbett Municipal Income Fund, Inc.– Intermediate Tax-Free Fund–Class I	–	10,295,063	(1,818,124)	8,476,939	95,365,566	471,006		1,310,793	2,720,700
Lord Abbett Securities Trust–International Equity Fund–Class I	5,269,439	513,980	(1,429,170)	4,354,249	66,271,678	1,559,560		1,193,718	6,265,306
Lord Abbett Securities Trust–International Value Fund–Class I	9,977,369	1,355,474	(1,739,523)	9,593,320	68,496,306	(1,846,651)		1,348,758	3,074,079
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	3,720,836	245,331	(2,658,069)	1,308,098	36,482,855	(5,230,759	)(f)	1,208,527	5,327,394
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	26,571,167	2,704,078	(29,275,245)	–	–	(1,408,087)		1,562,317	(709,883)
Total					$1,210,323,460	$31,141,115		$31,768,775	$96,241,032

(a)	Includes $6,897,018 of distributed capital gains.
(b)	Includes $1,018,032 of distributed capital gains.
(c)	Includes $8,553,369 of distributed capital gains.
(d)	Includes $9,081,307 of distributed capital gains.
(e)	Includes $3,330,194 of distributed capital gains.
(f)	Includes $2,454,263 of distributed capital gains.

54

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the LIBOR-based instruments in which the Funds invest cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, a particular industry or sector, or to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or

55

Notes to Financial Statements (continued)

companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility and subject to less government supervision, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, each will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, heightened counterparty risk, credit risk, and volatility. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession.

56

Notes to Financial Statements (continued)

The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,691,588	$134,775,665	9,141,772	$101,204,949
Converted from Class C*	5,206,781	61,124,085	1,433,326	16,143,393
Reinvestment of distributions	5,294,475	62,047,591	7,930,354	82,179,814
Shares reacquired	(33,568,230)	(378,469,363)	(31,815,661)	(352,908,608)
Shares issued in reorganization (See Note 15)	–	–	75,890,657	862,876,766
Increase (decrease)	(11,375,386)	$(120,522,022)	62,580,448	$709,496,314
Class C Shares
Shares sold	1,483,646	$16,941,994	1,500,111	$16,495,615
Reinvestment of distributions	668,460	7,795,530	1,268,039	12,883,474
Shares reacquired	(6,690,342)	(75,546,252)	(6,514,716)	(71,780,826)
Converted to Class A*	(5,245,720)	(61,124,085)	(1,442,996)	(16,143,393)
Shares issued in reorganization (See Note 15)	–	–	14,510,239	163,965,699
Increase (decrease)	(9,783,956)	$(111,932,813)	9,320,677	$105,420,569
Class F Shares
Shares sold	1,182,438	$13,842,080	1,228,932	$13,689,784
Reinvestment of distributions	197,262	2,308,512	309,872	3,213,157
Shares reacquired	(2,340,195)	(26,277,009)	(2,564,592)	(28,533,275)
Shares issued in reorganization (See Note 15)	–	–	3,175,676	36,107,437
Increase (decrease)	(960,495)	$(10,126,417)	2,149,888	$24,477,103
Class F3 Shares
Shares sold	1,560	$19,006	–	$1
Reinvestment of distributions	108	1,253	104.00	1,116
Shares reacquired	(11)	(137)	(807)	(9,237)
Shares issued in reorganization (See Note 15)	–	–	3,778	43,033
Increase	1,657	$20,122	3,075.00	$34,913

57

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	667,086	$7,940,349	149,226	$1,695,360
Reinvestment of distributions	58,255	680,608	88,658	912,862
Shares reacquired	(436,374)	(4,871,749)	(1,738,505)	(19,757,843)
Shares issued in reorganization (See Note 15)	–	–	2,763,127	31,416,744
Increase	288,967	$3,749,208	1,262,506	$14,267,123
Class P Shares
Shares sold	4,200	$48,055	7,240	$81,036
Reinvestment of distributions	1,605	18,781	3,222	32,916
Shares reacquired	(1,353)	(13,627)	(5,115)	(58,407)
Increase	4,452	$53,209	5,347	$55,545
Class R2 Shares
Shares sold	3,160	$36,787	2,638	$30,226
Reinvestment of distributions	1,777	21,262	2,367	25,142
Shares reacquired	(31,360)	(373,591)	(6,939)	(80,534)
Shares issued in reorganization (See Note 15)	–	–	41,242	479,638
Increase (decrease)	(26,423)	$(315,542)	39,308	$454,472
Class R3 Shares
Shares sold	473,149	$5,339,277	459,819	$5,094,314
Reinvestment of distributions	125,156	1,464,205	180,586	1,867,819
Shares reacquired	(1,456,070)	(16,551,665)	(1,202,171)	(13,398,185)
Shares issued in reorganization (See Note 15)	–	–	2,680,828	30,427,397
Increase (decrease)	(857,765)	$(9,748,183)	2,119,062	$23,991,345
Class R4 Shares
Shares sold	294,189	$3,378,470	258,980	$2,873,615
Reinvestment of distributions	34,358	402,700	36,737	384,424
Shares reacquired	(320,713)	(3,642,900)	(231,326)	(2,598,497)
Shares issued in reorganization (See Note 15)	–	–	543,909	6,184,246
Increase	7,834	$138,270	608,300	$6,843,788
Class R5 Shares
Shares sold	31,373	$376,697	1,042	$11,607
Reinvestment of distributions	781	8,941	792	8,254
Shares reacquired	(36,186)	(418,900)	(1,258)	(13,595)
Shares issued in reorganization (See Note 15)	–	–	6,321	71,998
Increase (decrease)	(4,032)	$(33,262)	6,897	$78,264
Class R6 Shares
Shares sold	110,870	$1,271,012	71,178	$794,005
Reinvestment of distributions	27,549	319,844	24,958	266,014
Shares reacquired	(719,679)	(8,417,485)	(2,745,894)	(31,593,279)
Shares issued in reorganization (See Note 15)	–	–	3,543,917	40,329,782
Increase (decrease)	(581,260)	$(6,826,629)	894,159	$9,796,522

58

Notes to Financial Statements (continued)

Multi-Asset Income Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,353,420	$80,839,530	4,983,674	$72,185,662
Converted from Class C*	3,913,724	59,706,716	1,148,763	16,985,884
Reinvestment of distributions	1,014,056	15,295,085	1,622,422	22,944,162
Shares reacquired	(10,174,760)	(149,884,930)	(12,579,199)	(181,503,402)
Increase (decrease)	106,440	$5,956,401	(4,824,340)	$(69,387,694)
Class C Shares
Shares sold	656,960	$9,967,968	1,310,603	$19,199,659
Reinvestment of distributions	291,117	4,456,012	668,537	9,500,022
Shares reacquired	(5,074,397)	(76,259,978)	(6,698,826)	(98,571,003)
Converted to Class A*	(3,853,689)	(59,706,716)	(1,131,992)	(16,985,884)
Decrease	(7,980,009)	$(121,542,714)	(5,851,678)	$(86,857,206)
Class F Shares
Shares sold	1,356,269	$20,574,817	2,164,773	$31,496,054
Reinvestment of distributions	252,352	3,789,872	440,278	6,230,349
Shares reacquired	(4,868,625)	(71,842,526)	(5,171,312)	(74,604,494)
Decrease	(3,260,004)	$(47,477,837)	(2,566,261)	$(36,878,091)
Class F3 Shares
Shares sold	1,338	$18,115	79,151	$1,151,662
Reinvestment of distributions	3,918	58,861	10,385	146,802
Shares reacquired	(118,480)	(1,796,489)	(139,374)	(2,033,659)
Decrease	(113,224)	$(1,719,513)	(49,838)	$(735,195)
Class I Shares
Shares sold	172,402	$2,584,452	402,951	$5,803,920
Reinvestment of distributions	64,257	960,922	121,419	1,705,893
Shares reacquired	(962,789)	(14,080,418)	(1,422,423)	(20,435,890)
Decrease	(726,130)	$(10,535,044)	(898,053)	$(12,926,077)
Class R2 Shares
Shares sold	186	$2,808	1,849	$27,665
Reinvestment of distributions	158	2,452	238	3,463
Shares reacquired	(1,963)	(26,635)	(1,423)	(20,815)
Increase (decrease)	(1,619)	$(21,375)	664	$10,313
Class R3 Shares
Shares sold	151,218	$2,255,111	447,645	$6,503,136
Reinvestment of distributions	28,104	423,592	44,302	627,630
Shares reacquired	(455,970)	(6,663,135)	(343,040)	(4,999,229)
Increase (decrease)	(276,648)	$(3,984,432)	148,907	$2,131,537
Class R4 Shares
Shares sold	63,570	$927,308	89,878	$1,304,447
Reinvestment of distributions	4,153	62,614	5,083	72,374
Shares reacquired	(47,528)	(715,578)	(56,195)	(819,577)
Increase	20,195	$274,344	38,766	$557,244

59

Notes to Financial Statements (continued)

Multi-Asset Income Fund	Year Ended November 30, 2020		Year Ended November 30, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	399	$5,998	413	$5,727
Reinvestment of distributions	61	914	82	1,169
Shares reacquired	(29)	(437)	(24)	(356)
Increase	431	$6,475	471	$6,540
Class R6 Shares
Shares sold	14,011	$207,362	26,475.00	$380,849
Reinvestment of distributions	3,415	50,595	6,758	95,475
Shares reacquired	(146,850)	(2,225,690)	(37,767)	(541,841)
Decrease	(129,424)	$(1,967,733)	(4,534.00)	$(65,517)

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

15.	REORGANIZATIONS

As of the close of business on June 21, 2019, Multi-Asset Balanced Opportunity Fund acquired the net assets of the Multi-Asset Global Opportunity and Multi-Asset Growth Funds, pursuant to plans of reorganization. The reorganizations permitted the Multi-Asset Growth and Multi-Asset Global Opportunity Funds’ shareholders to pursue a substantially similar investment goal, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereby holders of shares of Multi-Asset Global Opportunity and Multi-Asset Growth Funds outstanding on June 21, 2019 received shares valued at $170,388,322 and $1,001,514,418, respectively of Multi-Asset Balanced Opportunity Fund. Multi-Asset Balanced Opportunity Fund’s net assets at the date of acquisition, including $9,733,947 of net unrealized appreciation, $211,054 of distributions in excess of net investment income and $38,600,141 of accumulated net realized losses, were combined with those of Multi-Asset Balanced Opportunity Fund. The cost basis of securities received from the Multi-Asset Global Opportunity and Multi-Asset Growth Funds were carried forward.

The total net assets of the Multi-Asset Global Opportunity and Multi-Asset Growth Funds immediately before the transfer were $170,388,322 and $1,001,514,418, respectively. Total net assets of Multi-Asset Balanced Opportunity Fund immediately before the transfer were $1,475,996,251. Total net assets of Multi-Asset Balanced Opportunity Fund immediately after the transfer were $2,647,898,991.

60

Notes to Financial Statements (concluded)

The following table illustrates share conversion ratios and dollar amounts of the reorganizations on June 21, 2019:

Class	Multi-Asset Global Opportunity Fund Shares	Conversion Ratio	Multi-Asset Balanced Opportunity Fund Shares	Multi-Asset Balanced Opportunity Fund Amount
A	10,047,035	0.981003	9,856,172	$112,064,676
C	2,093,303	0.881735	1,845,739	20,856,847
F	331,468	0.981319	325,276	3,698,388
F3	970	0.988446	959	10,920
I	102,866	0.988540	101,687	1,156,175
R2	38,489	0.980714	37,746	438,979
R3	202,712	0.989868	200,658	2,277,466
R4	56,888	0.979789	55,738	633,740
R5	4,193	0.987507	4,141	47,162
R6	2,593,280	0.989578	2,566,253	29,203,969

Class	Multi-Asset Growth Fund Shares	Conversion Ratio	Multi-Asset Balanced Opportunity Fund Shares	Multi-Asset Balanced Opportunity Fund Amount
A	45,635,127	1.447010	66,034,485	$750,812,090
C	8,795,170	1.439938	12,664,500	143,108,852
F	1,970,382	1.446623	2,850,400	32,409,049
F3	1,936	1.456427	2,819	32,113
I	1,828,588	1.455462	2,661,440	30,260,569
R2	2,410	1.450576	3,496	40,659
R3	1,716,344	1.445031	2,480,170	28,149,931
R4	337,928	1.444600	488,171	5,550,506
R5	1,500	1.453968	2,180	24,836
R6	670,780	1.457504	977,664	11,125,813

Had the acquisition been completed on December 1, 2018, the beginning of Multi-Asset Balanced Opportunity Fund’s 2019 fiscal year, the Fund’s condensed pro-forma results of operations for the fiscal year ended November 30, 2019 would be as follows:

Net investment income:	$62,646,835
Net realized and unrealized gain on investments:	205,602,427
Net realized and unrealized loss on futures contracts, forward foreign currency exchange contracts, written options and foreign currency related transactions:	(29,710,541)
Net increase in net assets resulting from operations:	$238,538,721

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Multi-Asset Global Opportunity and Multi-Asset Growth Funds’ portfolio holdings have been included in Multi-Asset Balanced Opportunity Fund’s Statements of Operations since the date of acquisition.

61

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, two of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the Trust as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

62

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2020, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust - Convertible Fund – Class I	3.98%
Lord Abbett Investment Trust - Core Fixed Income Fund – Class I	2.88%
Lord Abbett Securities Trust - Durable Growth Fund – Class I	5.50%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund – Class I	7.42%
Lord Abbett Investment Trust - Floating Rate Fund – Class I	1.95%
Lord Abbett Securities Trust - Focused Large Cap Value Fund – Class I	17.44%
Lord Abbett Securities Trust - Fundamental Equity Fund – Class I	8.05%
Lord Abbett Securities Trust - Growth Leaders Fund – Class I	13.29%
Lord Abbett Research Fund, Inc. - Growth Opportunities Fund – Class I	5.62%
Lord Abbett Investment Trust - High Yield Fund – Class I	14.19%
Lord Abbett Investment Trust - Inflation Focused Fund – Class I	2.70%
Lord Abbett Municipal Income Fund, Inc. – Intermediate Tax-Free Fund – Class I	1.55%
Lord Abbett Securities Trust - International Equity Fund – Class I	5.29%
Lord Abbett Securities Trust - International Value Fund – Class I	5.64%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	4.50%

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust - Convertible Fund – Class I	3.10%
Lord Abbett Investment Trust - Core Fixed Income Fund – Class I	12.45%
Lord Abbett Securities Trust - Durable Growth Fund – Class I	3.49%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund – Class I	7.08%
Lord Abbett Investment Trust-Floating Rate Fund – Class I	1.97%
Lord Abbett Securities Trust - Focused Large Cap Value Fund – Class I	13.57%
Lord Abbett Securities Trust - Fundamental Equity Fund – Class I	3.90%
Lord Abbett Securities Trust - Growth Leaders Fund – Class I	8.36%
Lord Abbett Research Fund, Inc. - Growth Opportunities Fund – Class I	3.63%
Lord Abbett Investment Trust - High Yield Fund – Class I	15.35%
Lord Abbett Investment Trust - Inflation Focused Fund – Class I	5.07%
Lord Abbett Municipal Income Fund, Inc. – Intermediate Tax-Free Fund – Class I	7.88%
Lord Abbett Securities Trust - International Equity Fund – Class I	5.48%
Lord Abbett Securities Trust - International Value Fund – Class I	5.66%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	3.01%

The Ten Largest Holdings and the Holdings by Sector or Credit Rating, as of November 30, 2020, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

63

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Tesla, Inc., 2.00%, 5/15/2024	6.22%
Canopy Growth Corp., 4.25%, 7/15/2023	4.27%
SunPower Corp., 4.00%, 1/15/2023	2.99%
Weibo Corp. (China), 1.25%, 11/15/2022	2.63%
NextEra Energy, Inc., 4.872%	2.51%
Booking Holdings, Inc., 0.90%, 9/15/2021	2.37%
Square, Inc., 0.125%, 3/1/2025	2.25%
Scorpio Tankers, Inc. (Monaco), 3.00%, 5/15/2022	2.20%
Danaher Corp., 4.75%	2.19%
Snap, Inc., 0.75%, 8/1/2026	1.93%

Holding by Sector*	% of Investments
Automotive	6.91%
Banking	1.62%
Capital Goods	3.83%
Energy	0.59%
Financial Services	4.12%
Health Care	18.48%
Leisure	5.86%
Media	3.69%
Real Estate	2.19%
Retail	5.83%
Technology & Electronics	33.81%
Telecommunications	0.64%
Transportation	6.32%
Utilities	2.51%
Repurchase Agreement	3.60%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 2.5%, 1/31/2021	8.52%
Federal National Mortgage Assoc., 3.50%, 12/14/2050	7.45%
U.S. Treasury Notes, 0.25%, 10/31/2025	6.78%
Federal National Mortgage Assoc., 3.00%, 12/14/2050	6.43%
Federal National Mortgage Assoc., 4.00%, 12/14/2050	4.00%
U.S. Treasury Notes, 0.23%, 11/15/2023	3.87%
U.S. Treasury Notes, 0.125%, 10/31/2022	2.92%
U.S. Treasury Notes, 0.125%, 09/30/2022	2.44%
U.S. Treasury Notes, 1.125%, 05/15/2040	2.01%
Federal National Mortgage Assoc., 2.50%, 12/14/2050	1.85%

64

Investments in Underlying Funds (unaudited) (continued)

Holding by Sector*	% of Investments
Auto	1.08%
Basic Industry	0.25%
Capital Goods	0.86%
Consumer Cyclicals	0.08%
Consumer Services	0.90%
Consumer Staples	0.71%
Energy	1.88%
Financial Services	23.63%
Foreign Government	2.12%
Health Care	4.77%
Integrated Oils	0.35%
Materials and Processing	1.31%
Municipal	1.08%
Producer Durables	0.62%
Technology	1.95%
Telecommunications	0.83%
Transportation	0.10%
U.S. Government	50.71%
Utilities	2.35%
Repurchase Agreement	4.42%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Durable Growth Fund

Ten Largest Holdings	% of Investments
Amazon.Com, Inc.	8.40%
Microsoft Corp.	7.50%
Apple, Inc.	6.90%
Alphabet, Inc. Class A	4.93%
Facebook, Inc. Class A	4.63%
Mastercard, Inc. Class A	2.67%
Salesforce.Com, Inc.	2.42%
Paypal Holdings, Inc.	2.31%
Nvidia Corp.	2.21%
Qualcomm, Inc.	2.09%

Holding by Sector*	% of Investments
Communication Services	13.52%
Consumer Discretionary	16.54%
Consumer Staples	4.13%
Financial Services	2.00%
Health Care	13.01%
Industrials	6.58%
Information Technology	39.45%
Materials	2.69%
Real Estate	1.61%
Repurchase Agreement	0.47%
Total	100.00%

*	A sector may comprise several industries.

65

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund

Ten Largest Holdings	% of Investments
Republic of Nigeria, 6.50%, 11/28/2027	1.51%
State of Qatar, 3.25%, 6/2/2026	1.50%
Petroleos Mexicanos, 5.35%, 2/12/2028	1.40%
Republic of South Africa, 4.30%, 10/12/2028	1.38%
Republic of Egypt, 6.588%, 2/21/2028	1.29%
Oman Government International Bond, 4.75%, 6/15/2026	1.26%
Ukraine Government, 7.375%, 9/25/2032	1.06%
Ivory Coast Bond, 6.375%, 3/3/2028	1.02%
Republic of Turkey, 4.25%, 4/14/2026	1.01%
Dominican Republic, 6.40%, 6/5/2049	0.98%

Holding by Sector*	% of Investments
Agency	0.26%
Automotive	0.31%
Banking	3.87%
Basic Industry	3.33%
Consumer Goods	0.95%
Energy	11.56%
Financial Services	1.77%
Foreign Sovereign	62.77%
Media	0.48%
Real Estate	0.71%
Retail	0.99%
Services	0.44%
Technology & Electronics	0.07%
Transportation	1.01%
Utilities	4.02%
Repurchase Agreement	7.46%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Floating Rate Fund

Ten Largest Holdings	% of Investments
Invesco Senior Loan ETF	1.28%
CSC Holdings, LLC 2017 1st Lien Term Loan, 2.4081%, 7/17/2025	0.82%
Asurion LLC 2018 Term Loan B6, 3.156%, 11/3/2023	0.80%
CenturyLink, Inc. 2020 Term Loan B, 2.4064%, 3/15/2027	0.80%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.09064%, 12/23/2024	0.72%
Bausch Health Companies Inc. Term Loan B, 2.9333%, 11/27/20225	0.62%
1011778 B.C. Unlimited Liability Company Term Loan B4, 1.9064%, 11/19/2026	0.61%
Almonde, Inc. USD 1st Lien Term Loan, 4.50%, 12/10/2024	0.58%
Playtika Holding Corp Term Loan B, 7.072%, 12/10/2024	0.55%
Starfruit Finco B.V 2018 USD Term Loan B, 3.1641%, 10/1/2025	0.54%

66

Investments in Underlying Funds (unaudited) (continued)

Holding by Sector*	% of Investments
Aerospace	3.70%
Chemicals	2.35%
Consumer Durables	0.65%
Consumer Non-Durables	1.40%
Energy	3.24%
Financial Services	11.88%
Food And Drug	0.56%
Food/Tobacco	3.33%
Forest Products	0.97%
Gaming/Leisure	6.01%
Health Care	13.44%
Housing	3.58%
Information Technology	14.13%
Manufacturing	3.96%
Media/Telecom	12.76%
Metals/Minerals	1.36%
Retail	3.79%
Transportation	5.82%
Utilities	2.31%
Repurchase Agreement	4.76%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Focused Large Cap Value Fund

Ten Largest Holdings	% of Investments
Discover Financial Services	3.92%
Ameriprise Financial, Inc.	3.74%
Caesars Entertainment, Inc.	3.73%
Spectrum Brands Holdings, Inc.	3.71%
Nexstar Media Group, Inc. Class A	3.67%
Invesco Ltd.	3.62%
Dow, Inc.	3.59%
JPMorgan Chase & Co.	3.40%
Fidelity National Financial, Inc.	3.35%
CIT Group, Inc.	3.33%

Holding by Sector*	% of Investments
Communication Services	8.59%
Consumer Discretionary	15.61%
Consumer Staples	6.04%
Energy	5.34%
Financials	30.07%
Health Care	14.43%
Industrials	8.29%
Information Technology	4.20%
Materials	6.44%
Repurchase Agreement	0.99%
Total	100.00%

*	A sector may comprise several industries.

67

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.42%
Honeywell International, Inc.	2.61%
Alphabet, Inc. Class A	2.23%
Medtronic plc	2.21%
American Express Co.	2.06%
Verizon Communications, Inc.	2.05%
Morgan Stanley	1.96%
Texas Instruments, Inc.	1.95%
Bristol-Myers Squibb Co.	1.88%
Comcast Corp. Class A	1.87%

Holding by Sector*	% of Investments
Communication Services	8.72%
Consumer Discretionary	7.53%
Consumer Staples	6.81%
Energy	4.16%
Financial Services	19.99%
Health Care	14.38%
Industrials	13.10%
Information Technology	11.24%
Materials	4.73%
Real Estate	3.12%
Utilities	5.75%
Repurchase Agreement	0.47%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Apple, Inc.	5.82%
Amazon.com, Inc.	5.29%
Microsoft Corp.	4.54%
Alphabet, Inc. Class A	3.10%
Tesla, Inc.	3.03%
NVIDIA Corp.	2.60%
Roku, Inc.	2.29%
Facebook, Inc. Class A	2.24%
Uber Technologies, Inc.	2.22%
Square, Inc. Class A	2.12%

Holding by Sector*	% of Investments
Communication Services	15.83%
Consumer Discretionary	18.46%
Financial Services	2.00%
Health Care	14.13%
Industrials	6.80%
Information Technology	41.25%
Repurchase Agreement	1.53%
Total	100.00%

*	A sector may comprise several industries.

68

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
RingCentral, Inc. Class A	2.32%
Twilio, Inc. Class A	2.25%
Splunk, Inc.	2.24%
Align Technology, Inc.	1.98%
DocuSign, Inc.	1.82%
Zendesk, Inc.	1.72%
FleetCor Technologies, Inc.	1.67%
Ball Corp.	1.66%
Chipotle Mexican Grill, Inc.	1.64%
Veeva Systems, Inc. Class A	1.58%

Holding by Sector*
Communication Services	5.28%
Consumer Discretionary	13.56%
Consumer Staples	3.82%
Financial Services	5.70%
Health Care	22.25%
Industrials	10.86%
Information Technology	31.53%
Materials	3.85%
Real Estate	1.28%
Repurchase Agreement	0.78%
Money Market Fund	0.98%
Time Deposit	0.11%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Sprint Capital Corp., 6.88%, 11/15/2028	1.49%
Ford Motor Co., 9.00%, 4/22/2025	1.25%
DISH DBS Corp., 7.75%, 7/1/2026	1.21%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/2030	0.75%
TransDigm, Inc., 5.50%, 11/15/2027	0.61%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/1/2027	0.61%
Tenet Healthcare Corp., 6.25%, 2/1/2027	0.60%
Kraft Heinz Foods Co., 4.38%, 6/1/2046	0.57%
Netflix, Inc., 8.50%, 11/15/2017	0.56%
Kraft Heinz Foods Co., 4.88%, 10/1/2049	0.55%

69

Investments in Underlying Funds (unaudited) (continued)

Holding by Sector*	% of Investments
Automotive	4.38%
Banking	1.90%
Basic Industry	12.13%
Capital Goods	5.00%
Consumer Cyclicals	0.01%
Consumer Discretionary	0.01%
Consumer Goods	5.80%
Energy	10.76%
Financial Services	3.44%
Foreign Sovereign	0.11%
Health Care	8.93%
Insurance	0.49%
Leisure	8.17%
Media	9.98%
Municipal	0.37%
Personal & Household Products	0.08%
Pharmaceuticals	0.00%
Real Estate	0.98%
Retail	5.98%
Services	4.78%
Technology & Electronics	6.11%
Telecommunications	3.99%
Transportation	2.97%
Utilities	3.25%
Repurchase Agreement	0.38%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Notes, 0.25%, 10/31/2025	1.71%
Wells Fargo & Co., 2.16%, 2/11/2026	1.22%
Dell International LLC/EMC Corp., 5.45%, 6/15/2023	0.80%
UBS AG, 7.63%, 8/17/2022	0.79%
Boeing Co. (The), 4.51%, 5/1/2023	0.76%
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A, 3.905%, 5/5/2030	0.75%
NBCUniversal Enterprise, Inc., 5.25%, 1/1/2099	0.70%
Continental Resources, Inc., 5.00%, 9/15/2022	0.62%
CFCRE Commercial Mortgage Trust 2018-TAN A, 4.235%, 2/15/2033	0.58%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/2024	0.58%

70

Investments in Underlying Funds (unaudited) (continued)

Holding by Sector*	% of Investments
Auto	4.70%
Basic Industry	0.01%
Capital Goods	1.55%
Consumer Cyclicals	1.82%
Consumer Discretionary	0.88%
Consumer Services	1.85%
Consumer Staples	0.58%
Energy	8.04%
Financial Services	51.19%
Foreign Government	0.59%
Health Care	4.31%
Integrated Oils	0.17%
Materials and Processing	3.25%
Municipal	0.33%
Other	0.04%
Producer Durables	1.83%
Technology	4.21%
Telecommunications	0.75%
Transportation	1.05%
U.S. Government	2.34%
Utilities	3.63%
Repurchase Agreement	6.88%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Municipal Bond Fund, Inc. – Intermediate Tax Free Fund

Ten Largest Holdings	% of Investments
Buckeye Tabacco, 5.00%, 6/1/2055	0.63%
KY Public Energy Auth-Peak Energy, 4.00%, 2/1/2050	0.55%
NJ Trans Trust Fund, 5.00%, 12/15/2033	0.53%
PEFA Gas, 5.00%, 9/1/2049	0.48%
CA State GO, 4.00%, 3/1/2036	0.47%
TX Muni Gas Acq & Supply-Macquarie, 5.00%, 12/15/2024	0.44%
VA Clg Bldg Auth, 4.00%, 2/1/2034	0.43%
Atlanta Arpt-PFC AMT, 4.00%, 7/1/2034	0.43%
CT State GO, 4.00%, 1/15/2036	0.43%
MTA NY, 4.75%, 11/15/2045	0.38%

71

Investments in Underlying Funds (unaudited) (continued)

Holding by Credit Rating	% of Investments
AAA	3.17%
AA+	5.48%
AA	13.66%
AA-	9.94%
A+	12.53%
A	11.29%
A-	10.71%
BBB+	8.90%
BBB	4.29%
BBB-	6.40%
BB+	1.63%
BB	0.53%
BB-	2.70%
B+	0.37%
B	0.12%
B-	0.74%
CCC-	0.03%
CC	0.25%
C	0.06%
NR	7.20%
Total	100.00%

Lord Abbett Securities Trust – International Equity Fund

Ten Largest Holdings	% of Investments
Alibaba Group Holding Ltd. ADR	2.88%
Tencent Holdings Ltd.	2.66%
Samsung Electronics Co., Ltd.	2.33%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.12%
Nestle SA Registered Shares	1.94%
Sony Corp.	1.67%
AIA Group Ltd.	1.55%
ASML Holding NV	1.52%
Lonza Group AG	1.51%
LVMH Moet Hennessy Louis Vuitton SE	1.46%

Holding by Sector	% of Investments
Communication Services	4.45%
Consumer Discretionary	13.91%
Consumer Staples	8.28%
Energy	3.56%
Financial Services	17.54%
Health Care	10.30%
Industrials	16.61%
Information Technology	12.60%
Materials	8.21%
Real Estate	1.97%
Utilities	2.14%
Repurchase Agreement	0.43%
Total	100.00%

*	A sector may comprise several industries.

72

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – International Value Fund

Ten Largest Holdings	% of Investments
Sanofi	2.81%
Anglo American plc	2.49%
UBS Group AG	2.29%
Samsung Electronics Co., Ltd.	2.27%
Allianz SE Registered Shares	2.22%
TDK Corp.	2.21%
Credit Agricole SA	2.03%
Royal Dutch Shell Spon ADR A	2.03%
BHP Group Ltd.	1.88%
Sanwa Holdings Corp.	1.85%

Holding by Sector*	% of Investments
Communication Services	3.54%
Consumer Discretionary	14.38%
Consumer Staples	5.23%
Energy	5.92%
Financial Services	22.60%
Health Care	7.73%
Industrials	16.91%
Information Technology	6.93%
Materials	7.26%
Real Estate	3.68%
Utilities	5.78%
Repurchase Agreement	0.04%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
Discover Financial Services	2.07%
Euronet Worldwide, Inc.	2.01%
Teradyne, Inc.	1.90%
Ameriprise Financial, Inc.	1.84%
Corteva, Inc.	1.82%
Cummins, Inc.	1.77%
Lear Corp.	1.73%
Lundin Mining Corp.	1.73%
Edison International	1.69%
CIT Group, Inc.	1.69%

73

Investments in Underlying Funds (unaudited) (concluded)

Holding by Sector*	% of Investments
Communication Services	3.14%
Consumer Discretionary	12.74%
Consumer Staples	4.22%
Energy	3.95%
Financial Services	16.94%
Health Care	7.39%
Industrials	16.58%
Information Technology	9.93%
Materials	7.94%
Real Estate	9.46%
Utilities	7.14%
Repurchase Agreement	0.57%
Total	100.00%

*	A sector may comprise several industries.

74

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).
90 Hudson Street Jersey City, NJ 07302 (1946)		Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006).
90 Hudson Street Jersey City, NJ 07302 (1963)		Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012).
90 Hudson Street Jersey City, NJ 07302 (1947)		Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).
90 Hudson Street Jersey City, NJ 07302 (1950)		Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

75

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016).
90 Hudson Street		Other Directorships: None.
Jersey City, NJ 07302
(1959)

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept.	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009).
90 Hudson Street		Other Directorships: None.
Jersey City, NJ 07302
(1959)

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).
Jersey City, NJ 07302 (1947)		Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

76

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

77

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 28–29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

78

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Multi-Asset Balanced Opportunity Fund	19%	25%
Multi-Asset Income Fund	14%	21%

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2020, the following amount represent long-term capital gains:

Fund Name
Multi-Asset Balanced Opportunity Fund	$ 30,376,355

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Multi-Asset Balanced Opportunity Fund	$4,208,254	$777,188
Multi-Asset Income Fund	2,285,976	$420,817

The percentages below reflect the portion of net investment income distributions paid during the fiscal year ended November 30, 2020 that is tax-exempt dividend income.

Multi-Asset Balanced Opportunity Fund	1.68%
Multi-Asset Income Fund	4.20%

79

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/21)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

Core Plus Bond Fund

Corporate Bond Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Core Bond Fund

Short Duration Income Fund

Total Return Fund

Ultra Short Bond Fund

For the fiscal year ended November 30, 2020

Table of Contents

1	A Letter to Shareholders

25	Investment Comparisons

48	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

73	Convertible Fund

79	Core Fixed Income Fund

99	Core Plus Bond Fund

127	Corporate Bond Fund

139	Floating Rate Fund

174	High Yield Fund

207	Income Fund

234	Inflation Focused Fund

283	Short Duration Core Bond Fund

303	Short Duration Income Fund

368	Total Return Fund

394	Ultra Short Bond Fund

418	Statements of Assets and Liabilities

426	Statements of Operations

432	Statements of Changes in Net Assets

440	Financial Highlights

488	Notes to Financial Statements

545	Report of Independent Registered Public Accounting Firm

547	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund
Annual Report

For the fiscal year ended November 30, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

Lord Abbett Convertible Fund

For the fiscal year ended November 30, 2020, the Fund returned 57.67%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the

ICE BofA All U.S. Convertibles Index,1 which returned 39.99% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a

“phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

In November, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the

Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December.

Convertibles proved to be rather resilient despite increased volatility and large swings in both the equity and credit markets. Convertible securities were one of the best performing asset classes during the period, exhibiting strong absolute and risk-adjusted returns. The convertible market saw robust issuance during the period, with volume recording a record high in 2020, and strong demand from both investors and issuers.

Among the largest contributors to the Fund’s relative performance during the period was security selection within the technology sector; specifically, in the software and semiconductor industries. Security selection within the health care sector also contributed to relative performance.

Among the largest detractors from the Fund’s relative performance during the period were security selection and overweights within the transportation and retail sectors, which were disproportionately impacted by COVID-19. Positioning within select energy related industries also detracted from relative performance.

Lord Abbett Core Fixed Income Fund

For the fiscal year ended November 30, 2020, the Fund returned 7.40%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,3 which returned 7.28%.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Regarding fund performance, for the 12-month period ended November 2020, the largest contributor was an overweight allocation to investment grade corporate bonds. The asset class rallied significantly following the March drawdown and outperformed the broader index over the 12-month period. Also contributing to relative performance over the period was security selection within agency mortgage-backed securities.

The largest detractor from relative performance over the period was security selection within investment grade corporate bonds. Specifically, selection in the consumer cyclical and energy sectors hurt performance. Also detracting was security selection within commercial mortgage-backed securities, and more specifically, hotel and retail properties, which hurt performance as the effects of social distancing due to the COVID-19 pandemic led to concerns around commercial real estate fundamentals.

Lord Abbett Core Plus Bond Fund

For the fiscal year ended November 30, 2020, the Fund returned 6.57%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,3 which returned 7.28%.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the

COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the

Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

For the 12-month period ended November 2020, an allocation to high yield corporate bonds detracted most from the Fund’s relative performance. Despite posting positive returns during the period, the portfolio’s high yield bond allocation came under pressure during March, as the credit markets wrestled with the news around a mounting global pandemic and a Russia-Saudi Arabia oil war. Also detracting from relative performance was security selection within commercial mortgage-backed securities, and, more specifically, hotel and retail properties, which hurt performance as the effects of social distancing due to the COVID-19 pandemic led to concerns around commercial real estate fundamentals.

The Fund’s largest contributor to relative performance was an overweight in investment grade corporate bonds. Investment grade corporate bonds rallied significantly following the March drawdown and the asset class outperformed the broader index over the 12-month period. Also contributing to relative performance was security selection within mortgage-backed securities.

Lord Abbett Corporate Bond Fund

For the fiscal year ended November 30, 2020, the Fund returned 8.95%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Corporate

Investment Grade Index,4 which returned 9.76% over the period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity.” Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Over the trailing 12-month period, security selection within investment grade corporate bonds was the Fund’s primary detractor from relative performance. Specifically, selection within the banking, travel & leisure, and energy sectors were the largest detractors over the period. However, security selection within utilities (specifically idiosyncratic opportunities within electric utilities and natural gas) generated a notable positive contribution to relative performance and helped offset some of the negative contributions within other sectors.

Though the asset class underperformed the index, security selection within the Fund’s modest off-benchmark allocation to high yield corporates was the largest contributor to relative performance over the period. Specifically, security selection within the energy sector was the most significant contributor to relative performance, as oil prices rallied over the 12-month period. In addition, select bonds reduced down to a below investment-grade credit rating offered compelling investment opportunities. The Fund’s modest allocation to U.S. Treasury bonds also contributed to relative performance over the period. The asset class benefited from lower interest rates across the yield curve, as investors flocked to high quality assets earlier in the year amid fears around COVID-19.

Lord Abbett Floating Rate Fund

For the fiscal year ended November 30, 2020, the Fund returned -1.58%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,5 which returned 3.10% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer and BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer and BioNTech vaccine and the Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Security selection within and an overweight allocation to the aerospace industry detracted from relative performance. The portfolio’s positions in several U.S.-based airlines detracted from relative performance as airlines faced continued pressure amid deteriorating demand due to near term COVID-19 related headwinds. Security selection within the health care and manufacturing sectors also detracted from relative performance. Additionally, the Fund’s underweight to and security selection within the BB-rated segment of the loan market were detractors from relative performance.

Security selection within the gaming & leisure sector contributed to relative performance. The sector, and more specifically regional gaming securities, benefited from pent up demand as gaming-oriented properties reopened. Security selection within the housing sector also contributed to relative performance. Additionally, the Fund benefited from its exposure to innovation, most notably in the information technology and health care sectors, which was achieved through convertible bonds. The asset class’s equity-like return profile was advantageous during the market recovery, which began in late-March.

Lord Abbett High Yield Fund

For the fiscal year ended November 30, 2020, the Fund returned 4.65%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the

ICE BofA U.S. High Yield Constrained Index,6 which returned 6.26% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer and BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer and BioNTech vaccine and the Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Among the largest detractors from the Fund’s relative performance were security selection within and an overweight allocation to the transportation sector. Within the transportation sector, the Fund’s exposure to select airlines detracted from relative performance following COVID-19 related headwinds and demand deterioration. Additionally, the Fund’s underweight allocation to the BB-rated segment detracted from relative performance as the higher rated credit tiers significantly outperformed the lower quality segments of the market. The Fund’s allocation to bank loans also detracted from relative performance as the asset class faced pronounced outflows and a negative technical backdrop.

Security selection within the automotive sector contributed to relative performance. This procyclical sector benefited from the gradual reopening of the global economy. Additionally, as people started using less public transportation during the pandemic and many shifted from urban living to suburban living, the automotive sector experienced a secular shift with pent-up demand bolstering performance. The Fund benefited from its exposure to innovation, most notably in the information technology and health care sectors, which was achieved through convertible bonds. The asset class’s equity-like return profile was advantageous during the market recovery, which began in late-March.

Lord Abbett Income Fund

For the fiscal year ended November 30, 2020, the Fund returned 7.65%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Credit Bond Index,7 which returned 9.17% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued

rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as, in our view, it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity.” Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by the end of December.

Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Investment grade corporate bonds were among the top performing sectors within fixed income during the trailing 12-month period. While the benchmark predominantly consists of investment grade corporate bonds, the Fund took a more diversified approach and maintained larger allocations to sectors that did not experience the same strength in performance during the trailing 12-month period. As a result, the Fund’s underweight to and security selection within investment grade corporate bonds were the primary detractors from performance. Most notably, underweights to and selection within the technology and consumer cyclical sectors negatively impacted relative performance.

The Fund’s modest allocation to U.S. Treasury bonds was the largest contributor to performance over the period. The asset class benefited from lower interest rates across the yield curve, as investors flocked to high quality assets earlier in the year amid fears around the COVID-19 pandemic. In addition, the Fund’s off-benchmark allocation to high yield corporates also contributed to relative performance. Specifically, security selection within the energy and consumer cyclicals sectors were the most significant contributors to relative performance over the period.

Lord Abbett Inflation Focused Fund

For the fiscal year ended November 30, 2020, the Fund returned 4.87%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index,8 which returned 5.41% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican

Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

The strategic design of the Fund takes a different approach to inflation protection than its benchmark, which is comprised entirely of U.S. Treasury Inflation-Protected Securities (“TIPS”). The Fund combines a short-term bond portfolio with an overlay of consumer price index (CPI) swaps through which the Fund seeks to hedge against inflation over a full market cycle. The Fund’s CPI swap overlay was a contributor to relative performance. Inflation expectations rose over the 12-month period, despite falling drastically during the March drawdown. In our view, the main catalyst for inflation expectations rallying over the latter half of the 12-month period was the Federal Reserve’s announcement that it was more willing to allow inflation to rise above 2% for some time before raising rates. Chairman Powell, while speaking at the annual Jackson Hole event, announced the new inflation policy, which was described as a “flexible” average inflation targeting strategy. The Fed has given itself room to loosen policy and allow inflation to rise “moderately” above 2% for periods, as it focuses on increasing broad-based employment.

Within the underlying bond portfolio, the allocation to commercial mortgage-backed securities was the largest detractor to relative performance over the period. Despite holding an up-in-quality bias, the allocation detracted as commercial real estate valuation uncertainty and the shutdown nature of COVID-19, especially in hotel and retail properties, acted as strong headwinds to the asset class. Also detracting from relative performance was a modest allocation to cash and cash equivalents.

The main contributor to relative performance over the period was security selection within investment grade corporate bonds. Security selection in the healthcare and capital goods sectors most notably benefited performance. After the March drawdown, we began to add modestly to short-term high yield as we believed the asset class might benefit from the easing of restrictions, lower rates, and a search-for-yield environment. Since March, the Fund’s allocation to high yield credit has contributed significantly to performance. Most notably, the portfolio’s high yield allocations within the autos, leisure, energy and technology sectors contributed to relative performance.

Lord Abbett Short Duration Core Bond Fund

For the fiscal year ended November 30, 2020, the Fund returned 2.46%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index,9 which returned 3.49% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Consistent with the Fund’s strategic design, the Fund maintained exposure to a variety of fixed income sectors in addition to the investment-grade corporate and government-related securities that are predominantly represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to take advantage of relative value opportunities across sectors.

The Fund’s allocation to commercial mortgage-backed securities was the largest detractor to relative performance over the period. Despite holding an up-in-quality bias, the allocation detracted from relative performance as commercial real estate valuation uncertainty and the shutdown nature of the COVID-19 pandemic, especially in hotel and retail properties, acted as strong headwinds to the asset class. Also detracting from relative performance was security selection within investment grade corporate bonds, and, more specifically, selection within the leisure sector.

The main contributor to relative performance over the period was an overweight to investment grade corporate bonds. Investment grade corporate bonds rallied significantly following the March drawdown and the asset class outperformed the broader index over the 12-month period. Also contributing to relative performance was an underweight to U.S. Treasuries and an off-benchmark allocation to asset-backed securities (ABS). Despite providing positive returns over the period as interest rates fell, U.S. Treasuries underperformed the broader benchmark while high-quality ABS outperformed as the U.S. consumer was well-supported through fiscal stimulus.

Lord Abbett Short Duration Income Fund

For the fiscal year ended November 30, 2020, the Fund returned 2.76%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,10 which returned 4.30% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF),

the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Consistent with the Fund’s strategic design, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The Fund’s allocation to commercial mortgage-backed securities was the largest detractor to relative performance over the period. Despite holding an up-in-quality bias, the allocation detracted as commercial real estate valuation uncertainty and the shutdown nature of the COVID-19 pandemic, especially in hotel and retail properties, acted as strong headwinds to the asset class. Also detracting from relative performance was a modest allocation to cash and cash equivalents.

The main contributor to relative performance over the period was security selection within investment grade corporate bonds. Security selection in the healthcare and capital goods sectors most notably benefited performance. After the March drawdown, we began to add modestly to short-term high yield, as we believed the asset class might benefit from the easing of restrictions, lower rates, and a search-for-yield environment. Since March the Fund’s allocation to high yield credit has contributed significantly to performance. Most notably, the portfolio’s high yield allocations within the autos, leisure, energy and technology sectors contributed to relative performance.

Lord Abbett Total Return Fund

For the fiscal year ended November 30, 2020, the Fund returned 6.63%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,3 which returned 7.28%.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

For the 12-month period ended November 2020, an allocation to high yield corporate bonds detracted most from the Fund’s relative performance. Despite posting positive returns during the period, the portfolio’s high yield bond allocation came under pressure during March, as the credit markets wrestled with the news around a mounting global pandemic and a Russia-Saudi Arabia oil war. Also detracting from relative performance was security selection within commercial mortgage-backed securities, and, more specifically, hotel and retail properties which hurt performance as the effects of social distancing due to the COVID-19 pandemic led to concerns around commercial real estate fundamentals.

The Fund’s largest contributor to relative performance was an overweight to investment grade corporate bonds. Investment grade corporate bonds rallied significantly following the March drawdown and the asset class outperformed the broader index over the 12-month period. Also contributing to relative performance was security selection within mortgage-backed securities.

Lord Abbett Ultra Short Bond Fund

For the fiscal year ended November 30, 2020, the Fund returned 1.25%, reflecting performance at the net asset value (NAV)

of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. Treasury Bill Index,11 which returned 0.88% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final four months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the removal of the U.S. Presidential Election uncertainty and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential Election, while the Republican Party narrowed the Democratic majority in the House and will likely retain control of the Senate. The market responded positively to a split U.S. Congress as it lessened the likelihood of an increase in taxes or regulatory policies. Soon after, Pfizer and BioNTech announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. By the end of the month, the Pfizer/BioNTech vaccine, and Moderna vaccine were on track to receive Emergency Use Authorization from the FDA by December. Additionally, in its November meeting, the Fed signaled that it would continue to support the economy through its bond-buying program. It also kept interest rates steady, citing general economic progress but a long road ahead to get the economy back to pre-COVID-19 levels.

Consistent with the Fund’s design, the Fund maintained exposure to a variety of short maturity, investment grade bond sectors in addition to the U.S. Treasury Bills represented in the benchmark, including short-term investment grade bonds with floating rate coupons, commercial paper, and asset-backed securities (“ABS”). We believe this approach provides diversification and gives the potential for higher income and total return compared to other “short term” U.S. government-related securities and money market funds.

The Fund’s allocation to high quality floating rate notes was the primary contributor to relative performance during the period. Floating rate notes presented what we viewed as attractive carry opportunities during the period, allowing the portfolio to capture higher yield over traditional short-term U.S. Treasury Bills. An allocation to ABS also aided relative performance. ABS, particularly within the auto-loan space, offered diversification benefits and attractive risk-adjusted yield relative to U.S. Treasuries, in our view.

There were no major detractors during the 12-month period. While there were elevated levels of volatility over the past year, given the rush to liquidity during the COVID-19 crisis, the Fund’s allocations to short term investment grade securities, including short-term corporate bonds, commercial paper and ABS all generated higher returns than U.S. Treasury Bills over the full period.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The ICE BofA All U.S. Convertibles Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

4   The Bloomberg Barclays U.S. Corporate Investment Grade Index is the corporate component of the U.S. Credit index. The U.S. Credit index is defined as publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. Bonds must be an investment grade credit security and have at least $250 million par amount outstanding.

5   The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

6   The ICE BofA U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

7   The Bloomberg Barclays U.S. Credit Bond Index is the U.S. Credit component of the U.S. Government/Credit Index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All

returns are market value-weighted inclusive of accrued interest.

8   The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

9   The Bloomberg Barclays 1-3 Year U.S.Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

10  The ICE BofA U.S. Corporate 1-3 Year Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

11  The ICE BofA US Treasury Bill Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the

Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA All U.S. Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	5 Years	10 Years	Life of Class
Class A3	54.08%	18.18%	11.96%	–
Class C4	55.72%	17.98%	11.52%	–
Class F5	57.83%	18.85%	12.34%	–
Class F3[6]	58.11%	–	–	21.55%
Class I5	58.08%	18.98%	12.46%	–
Class P5	57.33%	18.47%	11.98%	–
Class R2[5]	57.05%	18.25%	11.79%	–
Class R3[5]	57.25%	18.38%	11.90%	–
Class R4[7]	57.67%	18.68%	–	15.43%
Class R5[7]	58.01%	18.97%	–	15.72%
Class R6[7]	58.08%	19.02%	–	15.76%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
0.00%	0.00%	0.00%	0.22%	0.09%	0.00%	0.00%	0.00%	0.00%	0.09%	0.22%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020 is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	5 Years	10 Years	Life of Class
Class A3	4.94%	3.55%	3.37%	–
Class C4	5.66%	3.37%	2.95%	–
Class F5	7.41%	4.10%	3.71%	–
Class F3[6]	7.69%	–	–	4.93%
Class I5	7.56%	4.23%	3.81%	–
Class R2[5]	6.97%	3.61%	3.20%	–
Class R3[5]	7.08%	3.72%	3.30%	–
Class R4[7]	7.26%	3.96%	–	3.72%
Class R5[7]	7.61%	4.24%	–	4.00%
Class R6[7]	7.60%	4.33%	–	4.07%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.73%	0.12%	0.84%	1.02%	0.98%	0.35%	0.45%	0.70%	0.94%	1.02%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	Life of Class
Class A3	4.20%	4.48%
Class C4	4.83%	4.23%
Class F5	6.61%	5.03%
Class F3[6]	6.69%	5.17%
Class I5	6.71%	5.16%
Class R3[5]	6.19%	4.64%
Class R4[5]	6.45%	4.90%
Class R5[5]	6.72%	5.16%
Class R6[5]	6.86%	5.25%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R3	Class R4	Class R5	Class R6
1.88%	1.24%	2.02%	2.21%	2.12%	1.62%	1.87%	2.12%	2.20%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2020 is calculated using the SEC-required uniform method to compute such return.

4   Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5   Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Corporate Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Corporate Investment Grade Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	Life of Class
Class A3	6.45%	5.41%
Class C4	7.12%	5.30%
Class F5	8.95%	6.20%
Class F3[5]	9.22%	6.37%
Class I5	9.08%	6.25%
Class R2[5]	8.43%	5.63%
Class R3[5]	8.54%	5.73%
Class R4[5]	8.91%	6.02%
Class R5[5]	9.07%	6.29%
Class R6[5]	9.22%	6.37%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
1.78%	1.16%	1.92%	2.04%	2.01%	1.43%	1.52%	1.77%	2.01%	2.04%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2020 is calculated using the SEC-required uniform method to compute such return.

4   Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5   Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	5 Years	10 Years	Life of Class
Class A3	–3.79%	2.83%	3.42%	–
Class C4	–3.24%	2.64%	2.97%	–
Class F5	–1.50%	3.38%	3.75%	–
Class F3[6]	–1.32%	–	–	2.04%
Class I5	–1.50%	3.49%	3.84%	–
Class R2[5]	–2.09%	2.86%	3.23%	–
Class R3[5]	–1.99%	2.99%	3.34%	–
Class R4[7]	–1.63%	3.24%	–	2.66%
Class R5[7]	–1.49%	3.50%	–	2.93%
Class R6[7]	–1.44%	3.53%	–	2.95%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
3.69%	3.17%	3.88%	4.02%	3.96%	3.39%	3.48%	3.73%	3.98%	4.02%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC–required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. High Yield Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	5 Years	10 Years	Life of Class
Class A3	2.29%	6.02%	6.42%	–
Class C4	3.15%	5.82%	5.97%	–
Class F5	4.89%	6.63%	6.78%	–
Class F3[6]	4.97%	–	–	4.90%
Class I5	5.00%	6.73%	6.88%	–
Class P5	4.42%	6.27%	6.42%	–
Class R2[5]	4.39%	6.08%	6.26%	–
Class R3[5]	4.49%	6.22%	6.36%	–
Class R4[7]	4.61%	6.46%	–	5.23%
Class R5[7]	4.87%	6.72%	–	5.50%
Class R6[7]	4.97%	6.81%	–	5.61%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
3.58%	3.04%	3.76%	3.94%	3.86%	3.41%	3.26%	3.36%	3.61%	3.86%	3.94%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020 is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Credit Bond Index, the Bloomberg Barclays Baa Corporate Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2020
	1 Year	5 Years	10 Years	Life of Class
Class A3	5.11%	5.67%	5.21%	–
Class C4	5.60%	5.47%	4.79%	–
Class F5	7.38%	6.23%	5.56%	–
Class F3[6]	7.95%	–	–	6.07%
Class I5	7.49%	6.34%	5.71%	–
Class R2[5]	6.83%	5.69%	5.04%	–
Class R3[5]	7.32%	5.81%	5.16%	–
Class R4[7]	7.60%	6.08%	–	5.25%
Class R5[7]	7.50%	6.34%	–	5.52%
Class R6[7]	7.95%	6.44%	–	5.61%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.08%	1.51%	2.23%	2.40%	2.32%	1.73%	1.83%	2.08%	2.32%	2.40%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020 is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Barclays U.S. 1–5 Year TIPS Index, the Consumer Price Index for All Urban Consumers (“CPI-U”) and the ICE BofA 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	Life of Class
Class A3	2.49%	1.92%	0.70%
Class C4	3.23%	1.74%	0.28%
Class F5	5.06%	2.49%	1.05%
Class F3[6]	5.24%	–	2.24%
Class I5	5.08%	2.60%	1.16%
Class R2[5]	4.28%	1.94%	0.59%
Class R3[5]	4.65%	2.10%	0.70%
Class R4[7]	4.91%	2.35%	1.59%
Class R5[7]	5.08%	2.59%	1.83%
Class R6[7]	5.24%	2.73%	1.97%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
1.41%	0.84%	1.54%	1.67%	1.64%	1.07%	1.15%	1.39%	1.64%	1.67%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2020, is calculated using the SEC required uniform method to compute such return.

4   Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5   Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Short Duration Core Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2020

	1 Year	Life of Class
Class A3	0.15%	1.85%
Class C4	0.76%	1.76%
Class F5	2.54%	2.59%
Class F3[5]	2.65%	2.76%
Class I5	2.65%	2.70%
Class R3[5]	2.16%	2.20%
Class R4[5]	2.41%	2.45%
Class R5[5]	2.66%	2.70%
Class R6[5]	2.75%	2.78%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R3	Class R4	Class R5	Class R6
0.51%	0.00%	0.62%	0.78%	0.72%	0.23%	0.49%	0.72%	0.78%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4   Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5   Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.38%	2.49%	2.65%	–
Class C4	1.11%	2.26%	2.20%	–
Class F5	2.62%	3.00%	2.96%	–
Class F3[6]	3.03%	–	–	3.17%
Class I5	2.97%	3.11%	3.06%	–
Class R2[5]	2.36%	2.55%	2.49%	–
Class R3[5]	2.46%	2.65%	2.57%	–
Class R4[7]	2.47%	2.86%	–	2.59%
Class R5[7]	2.97%	3.11%	–	2.84%
Class R6[7]	2.79%	3.18%	–	2.91%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
1.25%	0.64%	1.38%	1.54%	1.48%	0.88%	0.98%	1.23%	1.47%	1.54%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2020

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.25%	3.69%	3.71%	–
Class C4	4.98%	3.52%	3.29%	–
Class F5	6.84%	4.27%	4.05%	–
Class F3[6]	6.95%	–	–	4.75%
Class I5	6.98%	4.40%	4.17%	–
Class P5	6.45%	3.91%	3.69%	–
Class R2[5]	6.21%	3.74%	3.53%	–
Class R3[5]	6.32%	3.84%	3.64%	–
Class R4[7]	6.58%	4.12%	–	3.80%
Class R5[7]	6.85%	4.34%	–	4.02%
Class R6[7]	7.05%	4.49%	–	4.16%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
1.30%	0.71%	1.43%	1.63%	1.57%	1.09%	0.94%	1.04%	1.28%	1.53%	1.62%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Ultra Short Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Treasury Bill Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2020

	1 Year	Life of Class
Class A2	1.25%	1.80%
Class A1[3]	–0.34%	0.33%
Class F2	1.30%	1.84%
Class F3[4]	1.45%	2.05%
Class I2	1.40%	1.95%
Class R5[2]	1.41%	1.97%
Class R6[2]	1.45%	2.00%

Standardized Yield for the Period Ended November 30, 2020

Class A	Class A1	Class F	Class F3	Class I	Class R5	Class R6
0.16%	0.09%	0.21%	0.35%	0.31%	0.31%	0.35%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2   Commenced operations on October 12, 2016 and performance for the Class began on October 17, 2016. Performance is at net asset value.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of

1.50% applicable to Class A1 shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2020, is calculated using the SEC-required uniform method to compute such return. Commenced operations and performance for the Class began on July 31, 2019.

4   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 through November 30, 2020).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/20 – 11/30/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,386.00	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.30
Class C
Actual	$1,000.00	$1,382.10	$10.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.52
Class F
Actual	$1,000.00	$1,386.70	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.25	$4.80
Class F3
Actual	$1,000.00	$1,386.90	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$3.94
Class I
Actual	$1,000.00	$1,387.30	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class P
Actual	$1,000.00	$1,383.60	$7.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.56
Class R2
Actual	$1,000.00	$1,383.50	$8.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.21
Class R3
Actual	$1,000.00	$1,383.40	$8.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.81
Class R4
Actual	$1,000.00	$1,385.60	$6.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.60
Class R5
Actual	$1,000.00	$1,386.70	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class R6
Actual	$1,000.00	$1,387.50	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$3.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.69% for Class C, 0.95% for Class F, 0.78% for Class F3, 0.85% for Class I, 1.30% for Class P, 1.43% for Class R2, 1.35% for Class R3, 1.11% for Class R4, 0.85% for Class R5 and 0.78% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Automotive	6.91%
Banking	1.62%
Capital Goods	3.83%
Energy	0.59%
Financial Services	4.12%
Healthcare	18.48%
Leisure	5.86%
Media	3.69%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Real Estate	2.19%
Retail	5.83%
Technology & Electronics	33.81%
Telecommunications	0.64%
Transportation	6.32%
Utility	2.51%
Repurchase Agreement	3.60%
Total	100.00%

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,033.50	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class C
Actual	$1,000.00	$1,029.40	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.21
Class F
Actual	$1,000.00	$1,033.10	$2.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.55	$2.48
Class F3
Actual	$1,000.00	$1,034.90	$1.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.40	$1.62
Class I
Actual	$1,000.00	$1,033.90	$1.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.82
Class R2
Actual	$1,000.00	$1,030.50	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.05
Class R3
Actual	$1,000.00	$1,031.10	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.55
Class R4
Actual	$1,000.00	$1,032.40	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.75	$3.29
Class R5
Actual	$1,000.00	$1,034.50	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.00	$2.02
Class R6
Actual	$1,000.00	$1,034.00	$1.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.40	$1.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.23% for Class C, 0.49% for Class F, 0.32% for Class F3, 0.36% for Class I, 1.00% for Class R2, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.32% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	1.08%
Basic Industry	0.25%
Capital Goods	0.86%
Consumer Cyclical	0.08%
Consumer Services	0.90%
Consumer Staples	0.71%
Energy	1.88%
Financial Services	23.63%
Foreign Government	2.12%
Health Care	4.77%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	0.35%
Materials & Processing	1.31%
Municipal	1.08%
Producer Durables	0.62%
Technology	1.95%
Telecommunications	0.83%
Transportation	0.10%
U.S. Government	50.71%
Utilities	2.35%
Repurchase Agreement	4.42%
Total	100.00%

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,057.60	$3.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class C
Actual	$1,000.00	$1,054.00	$7.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.96
Class F
Actual	$1,000.00	$1,058.20	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class F3
Actual	$1,000.00	$1,058.50	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class I
Actual	$1,000.00	$1,058.70	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R3
Actual	$1,000.00	$1,056.10	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$4.95
Class R4
Actual	$1,000.00	$1,057.40	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.35	$3.69
Class R5
Actual	$1,000.00	$1,058.00	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R6
Actual	$1,000.00	$1,059.20	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.38% for Class C, 0.58% for Class F, 0.39% for Class F3, 0.48% for Class I, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.39% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	1.69%
Basic Industry	0.39%
Capital Goods	0.77%
Consumer Cyclical	2.69%
Consumer Discretionary	1.28%
Consumer Services	2.66%
Consumer Staples	1.64%
Energy	5.66%
Financial Services	33.47%
Foreign Government	4.23%
Health Care	6.58%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	0.09%
Materials & Processing	3.43%
Municipal	0.52%
Producer Durables	2.55%
Technology	4.32%
Telecommunications	1.57%
Transportation	0.89%
U.S. Government	19.06%
Utilities	3.29%
Repurchase Agreement	3.22%
Total	100.00%

Corporate Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,077.90	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class C
Actual	$1,000.00	$1,074.50	$7.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.86
Class F
Actual	$1,000.00	$1,078.50	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class F3
Actual	$1,000.00	$1,080.40	$2.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.75	$2.28
Class I
Actual	$1,000.00	$1,079.20	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R2
Actual	$1,000.00	$1,076.00	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R3
Actual	$1,000.00	$1,076.50	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$4.95
Class R4
Actual	$1,000.00	$1,078.90	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.35	$3.69
Class R5
Actual	$1,000.00	$1,080.20	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class R6
Actual	$1,000.00	$1,080.40	$2.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.75	$2.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.36% for Class C, 0.58% for Class F, 0.45% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.45% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	1.03%
Capital Goods	1.50%
Consumer Cyclical	1.74%
Consumer Services	3.62%
Consumer Staples	2.27%
Energy	10.87%
Financial Services	28.28%
Healthcare	11.88%
Integrated Oils	0.84%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials & Processing	4.15%
Municipal	1.38%
Producer Durables	4.33%
Technology	5.53%
Telecommunications	5.26%
Transportation	2.54%
U.S. Government	1.55%
Utilities	11.00%
Repurchase Agreement	2.23%
Total	100.00%

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,076.50	$4.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.10	$3.94
Class C
Actual	$1,000.00	$1,071.80	$7.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.06
Class F
Actual	$1,000.00	$1,077.10	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44
Class F3
Actual	$1,000.00	$1,076.40	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.68
Class I
Actual	$1,000.00	$1,076.20	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class R2
Actual	$1,000.00	$1,073.00	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$5.96
Class R3
Actual	$1,000.00	$1,073.60	$5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R4
Actual	$1,000.00	$1,076.30	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.19
Class R5
Actual	$1,000.00	$1,077.60	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.10	$2.93
Class R6
Actual	$1,000.00	$1,076.50	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.35	$2.68

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.40% for Class C, 0.68% for Class F, 0.53% for Class F3, 0.58% for Class I, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.53% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Aerospace	3.70%
Chemicals	2.35%
Consumer Durables	0.64%
Consumer Non-Durables	1.40%
Energy	3.24%
Financial Services	11.89%
Food and Drug	0.56%
Food/Tobacco	3.33%
Forest Products	0.97%
Gaming/Leisure	6.01%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Healthcare	13.44%
Housing	3.58%
Information Technology	14.13%
Manufacturing	3.96%
Media/Telecommunications	12.76%
Metals/Minerals	1.36%
Retail	3.79%
Transportation	5.82%
Utilities	2.31%
Repurchase Agreement	4.76%
Total	100.00%

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,119.80	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.50
Class C
Actual	$1,000.00	$1,116.70	$8.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.67
Class F
Actual	$1,000.00	$1,122.00	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.05	$3.99
Class F3
Actual	$1,000.00	$1,122.50	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.95	$3.08
Class I
Actual	$1,000.00	$1,122.00	$3.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.49
Class P
Actual	$1,000.00	$1,118.60	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.70
Class R2
Actual	$1,000.00	$1,118.60	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.51
Class R3
Actual	$1,000.00	$1,119.10	$6.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.01
Class R4
Actual	$1,000.00	$1,119.60	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.30	$4.75
Class R5
Actual	$1,000.00	$1,120.50	$3.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.49
Class R6
Actual	$1,000.00	$1,122.50	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.95	$3.08

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.89% for Class A, 1.52% for Class C, 0.79% for Class F, 0.61% for Class F3, 0.69% for Class I, 1.13% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Automotive	4.61%
Banking	1.50%
Basic Industry	11.89%
Capital Goods	4.87%
Consumer Goods	5.84%
Energy	12.10%
Financial Services	4.42%
Foreign Government	0.11%
Healthcare	8.42%
Insurance	0.33%
Leisure	9.93%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.
Sector*	%**
Media	9.64%
Real Estate	1.23%
Retail	4.71%
Services	4.04%
Technology & Electronics	5.94%
Telecommunications	3.81%
Transportation	3.40%
Utility	2.77%
Repurchase Agreement	0.38%
Money Market Fund(a)	0.05%
Time Deposit(a)	0.01%
Total	100.00%

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,085.80	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.20	$3.84
Class C
Actual	$1,000.00	$1,078.40	$7.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.01
Class F
Actual	$1,000.00	$1,086.40	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$3.34
Class F3
Actual	$1,000.00	$1,087.30	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43
Class I
Actual	$1,000.00	$1,086.90	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.83
Class R2
Actual	$1,000.00	$1,083.20	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.86
Class R3
Actual	$1,000.00	$1,084.00	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class R4
Actual	$1,000.00	$1,085.60	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.95	$4.09
Class R5
Actual	$1,000.00	$1,086.90	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.83
Class R6
Actual	$1,000.00	$1,087.40	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.43

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.76% for Class A, 1.39% for Class C, 0.66% for Class F, 0.48% for Class F3, 0.56% for Class I, 1.16% for Class R2, 1.06% for Class R3, 0.81% for Class R4, 0.56% for Class R5 and 0.48% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	2.91%
Basic Industry	0.09%
Capital Goods	1.30%
Consumer Cyclical	3.03%
Consumer Discretionary	1.00%
Consumer Services	2.82%
Consumer Staples	3.15%
Energy	11.03%
Financial Services	25.31%
Health Care	10.92%
Integrated Oils	0.53%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials & Processing	5.19%
Municipal	0.21%
Other	0.24%
Producer Durables	3.79%
Technology	5.62%
Telecommunications	4.39%
Transportation	1.15%
U.S. Government	7.43%
Utilities	6.87%
Repurchase Agreement	3.02%
Total	100.00%

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,125.20	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.65	$3.39
Class C
Actual	$1,000.00	$1,122.70	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class F
Actual	$1,000.00	$1,126.60	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.15	$2.88
Class F3
Actual	$1,000.00	$1,128.60	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.90	$2.12
Class I
Actual	$1,000.00	$1,127.30	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.65	$2.38
Class R2
Actual	$1,000.00	$1,123.10	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class R3
Actual	$1,000.00	$1,124.50	$5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$4.90
Class R4
Actual	$1,000.00	$1,125.90	$3.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.40	$3.64
Class R5
Actual	$1,000.00	$1,127.40	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.65	$2.38
Class R6
Actual	$1,000.00	$1,127.60	$2.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.90	$2.12

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.67% for Class A, 1.28% for Class C, 0.57% for Class F, 0.42% for Class F3, 0.47% for Class I, 1.06% for Class R2, 0.97% for Class R3, 0.72% for Class R4, 0.47% for Class R5 and 0.42% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	4.70%
Basic Industry	0.01%
Capital Goods	1.55%
Consumer Cyclical	1.83%
Consumer Discretionary	0.88%
Consumer Services	1.85%
Consumer Staples	0.58%
Energy	8.04%
Financial Services	51.18%
Foreign Government	0.59%
Healthcare	4.31%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	0.17%
Materials & Processing	3.25%
Municipal	0.33%
Other	0.04%
Producer Durables	1.83%
Technology	4.21%
Telecommunications	0.75%
Transportation	1.05%
U.S. Government	2.34%
Utilities	3.63%
Repurchase Agreement	6.88%
Total	100.00%

Short Duration Core Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,024.50	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.00	$3.03
Class C
Actual	$1,000.00	$1,022.10	$6.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class F
Actual	$1,000.00	$1,025.90	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.50	$2.53
Class F3
Actual	$1,000.00	$1,026.10	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.30	$1.72
Class I
Actual	$1,000.00	$1,025.40	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.00	$2.02
Class R3
Actual	$1,000.00	$1,024.00	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.55
Class R4
Actual	$1,000.00	$1,024.30	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.75	$3.29
Class R5
Actual	$1,000.00	$1,025.50	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.00	$2.02
Class R6
Actual	$1,000.00	$1,027.00	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.30	$1.72

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.28% for Class C, 0.50% for Class F, 0.34% for Class F3, 0.40% for Class I, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.34% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	2.80%
Basic Industry	0.16%
Capital Goods	1.58%
Consumer Cyclical	0.19%
Consumer Discretionary	0.13%
Consumer Services	0.41%
Energy	3.55%
Financial Services	42.00%
Healthcare	3.91%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials & Processing	2.93%
Municipal	0.01%
Producer Durables	1.40%
Technology	2.37%
Telecommunications	0.11%
Transportation	0.39%
U.S. Government	29.73%
Utilities	2.29%
Repurchase Agreement	6.04%
Total	100.00%

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,038.40	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.05	$2.98
Class C
Actual	$1,000.00	$1,035.00	$6.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.26
Class F
Actual	$1,000.00	$1,036.50	$2.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.55	$2.48
Class F3
Actual	$1,000.00	$1,039.80	$1.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.35	$1.67
Class I
Actual	$1,000.00	$1,037.00	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class R2
Actual	$1,000.00	$1,036.40	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.00
Class R3
Actual	$1,000.00	$1,036.90	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.50
Class R4
Actual	$1,000.00	$1,035.70	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.80	$3.23
Class R5
Actual	$1,000.00	$1,039.60	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class R6
Actual	$1,000.00	$1,037.40	$1.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.35	$1.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.59% for Class A, 1.24% for Class C, 0.49% for Class F, 0.33% for Class F3, 0.39% for Class I, 0.99% for Class R2, 0.89% for Class R3, 0.64% for Class R4, 0.39% for Class R5 and 0.33% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	4.53%
Basic Industry	0.21%
Capital Goods	1.24%
Consumer Cyclical	2.04%
Consumer Discretionary	0.97%
Consumer Services	1.10%
Consumer Staples	0.44%
Energy	7.20%
Financial Services	50.27%
Foreign Government	1.09%
Forest Products	0.05%
Gaming/Leisure	0.05%
Healthcare	4.92%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oil	0.04%
Materials & Processing	3.02%
Municipal	0.10%
Other	0.06%
Producer Durables	1.80%
Technology	4.64%
Telecommunications	0.63%
Transportation	1.14%
U.S. Government	9.38%
Utilities	3.47%
Repurchase Agreement	1.61%
Total	100.00%

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,044.20	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.70	$3.34
Class C
Actual	$1,000.00	$1,041.00	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class F
Actual	$1,000.00	$1,044.70	$2.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.83
Class F3
Actual	$1,000.00	$1,045.80	$1.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.82
Class I
Actual	$1,000.00	$1,045.40	$2.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.90	$2.12
Class P
Actual	$1,000.00	$1,042.80	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.45	$4.60
Class R2
Actual	$1,000.00	$1,041.20	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.35
Class R3
Actual	$1,000.00	$1,041.70	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.20	$4.85
Class R4
Actual	$1,000.00	$1,044.00	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.45	$3.59
Class R5
Actual	$1,000.00	$1,045.30	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.70	$2.33
Class R6
Actual	$1,000.00	$1,045.70	$1.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.66% for Class A, 1.28% for Class C, 0.56% for Class F, 0.36% for Class F3, 0.42% for Class I, 0.91% for Class P, 1.06% for Class R2, 0.96% for Class R3, 0.71% for Class R4, 0.46% for Class R5 and 0.36% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	0.85%
Basic Industry	0.29%
Capital Goods	0.50%
Consumer Cyclical	1.18%
Consumer Discretionary	0.61%
Consumer Services	1.22%
Consumer Staples	0.64%
Energy	4.28%
Financial Services	25.08%
Foreign Government	3.67%
Health Care	4.85%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Integrated Oils	0.20%
Materials & Processing	3.04%
Municipal	0.63%
Other	0.01%
Producer Durables	1.23%
Technology	3.51%
Telecommunications	0.81%
Transportation	0.90%
U.S. Government	39.54%
Utilities	2.66%
Repurchase Agreement	4.30%
Total	100.00%

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			6/1/20 –
	6/1/20	11/30/20	11/30/20
Class A
Actual	$1,000.00	$1,008.00	$2.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.80	$2.23
Class A1
Actual	$1,000.00	$1,006.50	$2.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.40	$2.63
Class F
Actual	$1,000.00	$1,008.20	$1.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.05	$1.97
Class F3
Actual	$1,000.00	$1,008.90	$1.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.75	$1.26
Class I
Actual	$1,000.00	$1,008.70	$1.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.55	$1.47
Class R5
Actual	$1,000.00	$1,008.70	$1.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.55	$1.47
Class R6
Actual	$1,000.00	$1,007.90	$1.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.75	$1.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.44% for Class A, 0.52% for Class A1, 0.39% for Class F, 0.25% for Class F3, 0.29% for Class I, 0.29% for Class R5 and 0.25% for Class R6) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2020

Sector*	%**
Auto	9.18%
Basic Industry	0.06%
Capital Goods	0.05%
Consumer Cyclical	1.85%
Consumer Discretionary	0.24%
Consumer Services	1.00%
Consumer Staples	0.79%
Energy	1.65%
Financial Services	62.86%
Health Care	4.12%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Materials & Processing	4.32%
Producer Durables	0.95%
Technology	2.22%
Telecommunications	0.06%
Transportation	0.10%
U.S. Government	6.76%
Utilities	3.61%
Repurchase Agreement	0.18%
Total	100.00%

Schedule of Investments

CONVERTIBLE FUND November 30, 2020

Investments			Shares (000)	Fair Value
LONG-TERM INVESTMENTS 95.77%

COMMON STOCKS 2.63%

Electronics 0.46%
NVIDIA Corp.			12	$6,325,508

Pharmaceuticals 0.66%
Arena Pharmaceuticals, Inc.*			66	4,347,420
Rocket Pharmaceuticals, Inc.*			153	4,736,880
Total				9,084,300

Software/Services 1.01%
Pinterest, Inc. Class A*			198	13,863,960

Technology Hardware & Equipment 0.50%
QUALCOMM, Inc.			47	6,916,990
Total Common Stocks (cost $24,158,008)				36,190,758

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 85.35%

Advertising 1.92%
Snap, Inc.	0.75%	8/1/2026	$12,830	26,446,154

Air Transportation 4.09%
American Airlines Group, Inc.	6.50%	7/1/2025	23,567	25,777,585
Atlas Air Worldwide Holdings, Inc.	1.875%	6/1/2024	8,230	9,562,231
Southwest Airlines Co.	1.25%	5/1/2025	14,170	20,971,600
Total				56,311,416

Automakers 6.18%
Tesla, Inc.	2.00%	5/15/2024	9,302	85,136,555

Consumer/Commercial/Lease Financing 1.23%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4.125%	9/1/2022	8,350	16,919,605

Diversified Capital Goods 1.58%
Enphase Energy, Inc.†	0.25%	3/1/2025	11,950	21,816,071

Electronics 4.51%
Advanced Micro Devices, Inc.	2.125%	9/1/2026	1,158	13,398,407
Microchip Technology, Inc.	1.625%	2/15/2025	7,650	22,500,563

See Notes to Financial Statements.	73

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Electronics (continued)
Novellus Systems, Inc.	2.625%	5/15/2041		$631	$8,966,798
Teradyne, Inc.	1.25%	12/15/2023		4,930	17,221,106
Total					62,086,874

Gaming 0.95%
Penn National Gaming, Inc.	2.75%	5/15/2026		4,218	13,130,199

Health Services 4.41%
CryoPort, Inc.†	3.00%	6/1/2025		4,480	9,709,440
Guardant Health, Inc.†	Zero Coupon	11/15/2027		8,000	8,890,000
Insmed, Inc.	1.75%	1/15/2025		17,703	21,387,272
NeoGenomics, Inc.	1.25%	5/1/2025		5,528	8,139,125
Repligen Corp.	0.375%	7/15/2024		7,215	12,569,394
Total					60,695,231

Hotels 1.61%
Huazhu Group Ltd. (China)(a)	0.375%	11/1/2022		18,160	22,142,166

Integrated Energy 0.58%
Atlantica Sustainable Infrastructure Jersey Ltd. (Jersey)†(a)	4.00%	7/15/2025		7,168	8,033,324

Machinery 2.22%
Chart Industries, Inc.†	1.00%	11/15/2024		11,145	20,834,184
Middleby Corp. (The)†	1.00%	9/1/2025		7,700	9,706,813
Total					30,540,997

Media: Diversified 1.75%
Match Group Financeco 2, Inc.†	0.875%	6/15/2026		14,090	24,092,025

Medical Products 4.04%
CONMED Corp.	2.625%	2/1/2024		10,000	13,115,098
Insulet Corp.	0.375%	9/1/2026		13,900	18,729,341
Nevro Corp.	1.75%	6/1/2021		8,185	13,894,038
Tandem Diabetes Care, Inc.†	1.50%	5/1/2025		8,520	9,860,225
Total					55,598,702

Pharmaceuticals 7.08%
Bridgebio Pharma, Inc.†	2.50%	3/15/2027		7,891	11,006,019
Canopy Growth Corp.†(b)	4.25%	7/15/2023	CAD	72,337	58,484,523
Invitae Corp.	2.00%	9/1/2024		$4,775	8,754,967
Natera, Inc.†	2.25%	5/1/2027		4,348	10,556,249

74	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals (continued)
Sarepta Therapeutics, Inc.	1.50%	11/15/2024	$4,225	$8,750,780
Total				97,552,538

Real Estate Development & Management 1.68%
IIP Operating Partnership LP†	3.75%	2/21/2024	3,435	8,239,534
Redfin Corp.†	Zero Coupon	10/15/2025	15,015	14,964,693
Total				23,204,227

Real Estate Investment Trusts 0.49%
IH Merger Sub LLC	3.50%	1/15/2022	5,125	6,721,495

Recreation & Travel 2.11%
Carnival Corp.†	5.75%	4/1/2023	2,250	5,014,469
Royal Caribbean Cruises Ltd.†	4.25%	6/15/2023	17,430	24,035,970
Total				29,050,439

Software/Services 22.35%
Booking Holdings, Inc.	0.90%	9/15/2021	29,100	32,461,050
Cardlytics, Inc.†	1.00%	9/15/2025	9,673	15,193,352
Cerence, Inc.†	3.00%	6/1/2025	6,882	17,482,757
Coupa Software, Inc.†	0.375%	6/15/2026	19,645	26,085,501
Five9, Inc.†	0.50%	6/1/2025	15,700	21,098,999
Fiverr International Ltd. (Israel)†(a)	Zero Coupon	11/1/2025	6,603	8,022,645
JPMorgan Chase Bank NA†	0.125%	1/1/2023	12,325	15,152,047
MongoDB, Inc.†	0.25%	1/15/2026	4,150	6,319,355
Okta, Inc.†	0.375%	6/15/2026	17,235	21,480,317
Pinduoduo, Inc. (China)(a)	Zero Coupon	12/1/2025	11,397	12,166,354
Q2 Holdings, Inc.	0.75%	6/1/2026	5,271	7,488,114
RingCentral, Inc.†	Zero Coupon	3/1/2025	17,325	19,577,927
Shopify, Inc. (Canada)(a)	0.125%	11/1/2025	7,447	8,536,124
Square, Inc.†	0.125%	3/1/2025	16,675	30,845,141
Twilio, Inc.	0.25%	6/1/2023	4,565	20,594,084
Weibo Corp. (China)(a)	1.25%	11/15/2022	37,425	35,929,423
Wix.com Ltd. (Israel)†(a)	Zero Coupon	8/15/2025	9,300	9,336,178
Total				307,769,368

Specialty Retail 4.96%
Burlington Stores, Inc.†	2.25%	4/15/2025	15,579	19,333,745
Etsy, Inc.	0.125%	10/1/2026	7,826	15,263,806
RealReal, Inc. (The)†	3.00%	6/15/2025	4,601	5,080,116
RH	Zero Coupon	6/15/2023	4,200	9,969,960

See Notes to Financial Statements.	75

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Specialty Retail (continued)
Wayfair, Inc.†	0.625%	10/1/2025	$19,120	$18,710,554
Total				68,358,181

Support: Services 2.86%
Chegg, Inc.	0.25%	5/15/2023	4,185	12,144,505
Lyft, Inc.†	1.50%	5/15/2025	13,822	17,476,191
ServiceNow, Inc.	Zero Coupon	6/1/2022	2,485	9,816,054
Total				39,436,750

Technology Hardware & Equipment 4.77%
SunPower Corp.	0.875%	6/1/2021	5,100	5,125,500
SunPower Corp.	4.00%	1/15/2023	33,790	40,953,194
Western Digital Corp.	1.50%	2/1/2024	20,000	19,647,038
Total				65,725,732

Telecommunications: Wireline Integrated & Services 0.64%
GDS Holdings Ltd. (China)(a)	2.00%	6/1/2025	4,799	8,822,822

Theaters & Entertainment 1.15%
Live Nation Entertainment, Inc.	2.50%	3/15/2023	13,175	15,823,022

Transportation: Infrastructure/Services 2.19%
Scorpio Tankers, Inc. (Monaco)(a)	3.00%	5/15/2022	31,643	30,120,383
Total Convertible Bonds (cost $889,721,050)				1,175,534,276

	Dividend Rate		Shares (000)

CONVERTIBLE PREFERRED STOCKS 7.79%

Auto Parts & Equipment 0.69%
Aptiv plc (Ireland)(a)	5.50%		68	9,451,832

Banking 1.61%
Bank of America Corp.	7.25%		15	22,246,800

Electric: Integrated 2.49%
NextEra Energy, Inc.	4.872%		606	34,295,011

Medical Products 2.17%
Danaher Corp.	4.75%		19	29,931,788

76	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2020

Investments	Dividend Rate	Shares (000)	Fair Value
Specialty Retail 0.83%
2020 Mandatory Exchangeable Trust†	6.50%	6	$11,379,647
Total Convertible Preferred Stocks (cost $93,010,204)			107,305,078
Total Long-Term Investments (cost $1,006,889,262)			1,319,030,112

		Principal
		Amount
		(000)

SHORT-TERM INVESTMENT 3.58%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $49,021,800 of U.S. Treasury Note at 1.375 due 10/15/2022; value: $50,221,444; proceeds: $49,236,635 (cost $49,236,635)		$49,237	49,236,635
Total Investments in Securities 99.35% (cost $1,056,125,897)			1,368,266,747
Other Assets in Excess of Liabilities(c) 0.65%			9,015,393
Net Assets 100.00%			$1,377,282,140

CAD	Canadian dollar.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $507,818,011, which represents 36.87% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Polish zloty	Buy	Goldman Sachs	1/19/2021	5,735,000	$1,488,179	$1,528,569	$40,390
Polish zloty	Buy	State Street Bank and Trust	1/19/2021	3,379,000	854,148	900,616	46,468
Polish zloty	Buy	State Street Bank and Trust	1/19/2021	30,886,000	7,810,254	8,232,152	421,898
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$508,756

See Notes to Financial Statements.	77

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2020

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	1/20/2021	800,000	$604,906	$616,206	$(11,300)
Canadian dollar	Sell	Bank of America	1/20/2021	12,263,000	9,336,111	9,445,668	(109,557)
Canadian dollar	Sell	Bank of America	1/20/2021	898,000	679,866	691,691	(11,825)
Canadian dollar	Sell	Goldman Sachs	1/20/2021	4,703,000	3,619,055	3,622,521	(3,466)
Canadian dollar	Sell	Goldman Sachs	1/20/2021	2,285,000	1,743,516	1,760,038	(16,522)
Canadian dollar	Sell	Morgan Stanley	1/20/2021	1,427,000	1,085,685	1,099,157	(13,472)
Canadian dollar	Sell	Morgan Stanley	1/20/2021	163,000	123,923	125,552	(1,629)
Canadian dollar	Sell	Morgan Stanley	1/20/2021	325,000	244,072	250,334	(6,262)
Canadian dollar	Sell	State Street Bank and Trust	1/20/2021	50,100,000	38,087,031	38,589,901	(502,870)
Polish zloty	Sell	State Street Bank and Trust	1/19/2021	40,000,000	10,445,131	10,661,338	(216,207)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(893,110)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$36,190,758	$–	$–	$36,190,758
Convertible Bonds	–	1,175,534,276	–	1,175,534,276
Convertible Preferred Stocks
Auto Parts & Equipment	9,451,832	–	–	9,451,832
Banking	–	22,246,800	–	22,246,800
Electric: Integrated	–	34,295,011	–	34,295,011
Medical Products	29,931,788	–	–	29,931,788
Specialty Retail	11,379,647	–	–	11,379,647
Short-Term Investment
Repurchase Agreement	–	49,236,635	–	49,236,635
Total	$86,954,025	$1,281,312,722	$–	$1,368,266,747

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$508,756	$–	$508,756
Liabilities	–	(893,110)	–	(893,110)
Total	$–	$(384,354)	$–	$(384,354)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

78	See Notes to Financial Statements.

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 117.95%

ASSET-BACKED SECURITIES 14.44%

Automobiles 5.83%
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%	5/12/2023	$1,414	$1,420,914
American Credit Acceptance Receivables Trust 2020-2 A†	1.65%	12/13/2023	1,176	1,181,479
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	1,664	1,683,892
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	1,008	1,018,123
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	653	669,585
Avis Budget Rental Car Funding AESOP LLC 2017-2A A†	2.97%	3/20/2024	8,500	8,798,738
BMW Vehicle Owner Trust 2019-A A2	2.05%	5/25/2022	1,431	1,434,721
BMW Vehicle Owner Trust 2020-A A2	0.39%	2/27/2023	6,403	6,408,627
California Republic Auto Receivables Trust 2017-1 B	2.91%	12/15/2022	572	577,909
California Republic Auto Receivables Trust 2018-1 B	3.56%	3/15/2023	2,191	2,231,050
Capital Auto Receivables Asset Trust 2018-2 C†	3.69%	12/20/2023	1,442	1,467,636
CarMax Auto Owner Trust 2017-3 A3	1.97%	4/15/2022	999	1,001,778
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	635	638,811
CarMax Auto Owner Trust 2020-1 C	2.34%	11/17/2025	763	788,901
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	97	97,132
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	367	368,135
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	298	301,646
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	949	981,383
CPS Auto Receivables Trust 2020-B A†	1.15%	7/17/2023	4,208	4,218,999
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	334	338,571
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	1,772	1,815,088
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	1,937	1,958,347
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	661	671,684
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	5,337	5,466,727
Drive Auto Receivables Trust 2018-2 C	3.63%	8/15/2024	83	83,315
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	603	606,601
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	117	117,592
Exeter Automobile Receivables Trust 2020-2A A†	1.13%	8/15/2023	1,484	1,487,434
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	1,606	1,653,978

See Notes to Financial Statements.	79

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	$69	$69,178
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	555	558,059
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	1,407	1,433,786
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	983	990,232
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	3,414	3,429,371
Ford Credit Auto Owner Trust 2020-A A2	1.03%	10/15/2022	741	743,637
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	7,984	7,992,301
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	833	840,459
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	1,477	1,512,864
GLS Auto Receivables Issuer Trust 2020-3A C†	1.92%	5/15/2025	3,345	3,398,725
GM Financial Consumer Automobile Receivables Trust 2018-4 A3	3.21%	10/16/2023	3,296	3,360,735
Honda Auto Receivables Owner Trust 2017-4 A4	2.21%	3/21/2024	5,591	5,629,703
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	51	50,862
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	2,838	2,844,539
Hyundai Auto Receivables Trust 2017-A 2017-A C	2.53%	11/15/2023	2,918	2,948,500
Hyundai Auto Receivables Trust 2017-B A4	1.96%	2/15/2023	6,709	6,745,631
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	677	679,577
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	159	159,140
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%	11/15/2021	626	628,970
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	79	78,722
Santander Retail Auto Lease Trust 2019-B A2A†	2.29%	4/20/2022	584	588,128
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%	10/17/2022	1,508	1,511,863
Volkswagen Auto Loan Enhanced Trust 2020-1 A2A	0.93%	12/20/2022	4,790	4,803,665
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%	2/15/2023	970	975,050
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	1,285	1,324,754
Westlake Automobile Receivables Trust 2020-1A C†	2.52%	4/15/2025	3,611	3,710,134
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	10,698	10,737,373
Wheels SPV 2 LLC 2018-1A A2†	3.06%	4/20/2027	123	123,237
World Omni Auto Receivables Trust 2017-A A3	1.93%	9/15/2022	640	642,341
World Omni Auto Receivables Trust 2018-B A3	2.87%	7/17/2023	1,507	1,529,435
Total				119,529,767

80	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards 0.98%
Capital One Multi-Asset Execution Trust 2005- B3 B3	0.787% (3 Mo. LIBOR + .55%	)#	5/15/2028	$2,677	$2,614,601
Citibank Credit Card Issuance Trust 2018-A1	2.49%		1/20/2023	3,163	3,172,851
Genesis Sales Finance Master Trust 2019-AA A†	4.68%		8/20/2023	1,235	1,244,295
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025	4,000	4,004,428
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	2,579	2,585,499
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	2,687	2,710,795
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	747	753,737
World Financial Network Credit Card Master Trust 2018-B A	3.46%		7/15/2025	2,832	2,900,891
Total					19,987,097

Other 7.63%
ALM VII Ltd. 2012-7A A2R2†	2.087% (3 Mo. LIBOR +1.85%	)#	7/15/2029	3,302	3,301,820
ALM VII Ltd. 2012-7A CR2†	3.787% (3 Mo. LIBOR + 3.55%	)#	7/15/2029	888	888,347
Ares XLI CLO Ltd. 2016-41A B†	2.037% (3 Mo. LIBOR + 1.80%	)#	1/15/2029	2,100	2,097,426
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	31	31,474
Avery Point IV CLO Ltd. 2014-1A BR†	1.815% (3 Mo. LIBOR + 1.60%	)#	4/25/2026	731	730,194
Avery Point VII CLO Ltd. 2015-7A BR†	1.987% (3 Mo. LIBOR + 1.75%	)#	1/15/2028	1,500	1,499,747
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	1.468% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	3,500	3,491,808
BlueMountain CLO Ltd. 2015-2A A1R†	1.148% (3 Mo. LIBOR + .93%	)#	7/18/2027	486	483,667
BSPRT Issuer Ltd. 2018-FL4 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2035	2,138	2,122,217
Cedar Funding VI CLO Ltd. 2016-6A BR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	1,200	1,192,142
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	82	81,993
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	500	503,450
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	863	872,225
Galaxy XXI CLO Ltd. 2015-21A AR†	1.238% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	485	479,908

See Notes to Financial Statements.	81

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	$448	$441,516
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	1,204	1,317,004
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	2,165	2,313,372
Jamestown CLO VII Ltd. 2015-7A A2R†	1.515% (3 Mo. LIBOR + 1.30%	)#	7/25/2027	1,250	1,230,897
Jamestown CLO VII Ltd. 2015-7A CR†	2.815% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	1,681	1,620,013
JFIN CLO Ltd. 2014-1A B1R†	1.668% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	2,500	2,497,819
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	4,000	4,005,506
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	4,578	4,566,636
KKR CLO Ltd. 18 D†	3.818% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	332	329,824
KKR CLO Ltd.18 B†	1.918% (3 Mo. LIBOR + 1.70%	)#	7/18/2030	2,072	2,064,727
KVK CLO Ltd. 2016-1A C†	3.387% (3 Mo. LIBOR + 3.15%	)#	1/15/2029	1,564	1,565,926
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	5,712	5,725,491
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045	1,664	1,706,569
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,824	2,822,317
Massachusetts Educational Financing Authority 2008-1 A1	1.165% (3 Mo. LIBOR + .95%	)#	4/25/2038	843	840,868
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	5,514	5,134,268
Mountain View CLO 2014-1 Ltd. 2014-1A CRR†	2.237% (3 Mo. LIBOR + 2.00%	)#	10/15/2026	1,700	1,668,730
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	2,645	2,624,092
Mountain View CLO X Ltd. 2015-10A AR†	1.044% (3 Mo. LIBOR + .82%	)#	10/13/2027	1,231	1,220,970
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	1,449	1,425,322
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	1,346	1,425,094

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Neuberger Berman CLO XIX Ltd. 2015-19A A1R2†	1.037% (3 Mo. LIBOR + .80%	)#	7/15/2027	$475	$472,893
Neuberger Berman CLO XX Ltd. 2015-20A AR†	1.037% (3 Mo. LIBOR + .80%	)#	1/15/2028	1,338	1,329,440
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	1,395	1,395,921
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	1,616	1,616,342
Octagon Investment Partners 25 Ltd. 2015-1A AR†	1.018% (3 Mo. LIBOR + .80%	)#	10/20/2026	1,592	1,587,194
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	2,566	2,549,098
Octagon Investment Partners 48 Ltd. 2020-3A A†	1.732% (3 Mo. LIBOR + 1.50%	)#	10/20/2031	3,500	3,507,047
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	5,645	5,980,366
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	8,110	8,260,176
Orec Ltd. 2018-CRE1 A†	1.321% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,950	1,920,750
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	9,470	9,442,347
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	946	935,155
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	716	701,530
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	485	478,359
Palmer Square Loan Funding Ltd. 2020-1A A1†	1.024% (3 Mo. LIBOR + .80%	)#	2/20/2028	2,640	2,621,685
Parallel Ltd. 2015-1A AR†	1.068% (3 Mo. LIBOR + .85%	)#	7/20/2027	6,696	6,664,592
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.485% (3 Mo. LIBOR + .27%	)#	4/25/2038	667	632,209
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	1,069	1,072,547
PFS Financing Corp. 2020-A†	1.27%		6/15/2025	3,826	3,880,733

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	$1,411	$1,338,658
Race Point IX CLO Ltd. 2015-9A A1AR†	1.447% (3 Mo. LIBOR + 1.21%	)#	10/15/2030	1,424	1,421,170
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	3,402	3,397,172
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	158	158,593
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	630	631,659
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	1,475	1,481,201
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	4,181	4,198,887
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	3,285	3,424,312
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	2,384	2,483,726
Shackleton CLO Ltd. 2016-9A B†	2.118% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	1,070	1,070,070
Shackleton CLO Ltd. 2019-14A A2†	2.118% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	3,798	3,799,159
SLC Student Loan Trust 2008-1 A4A	1.85% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	2,221	2,257,038
Sound Point CLO XII Ltd. 2016-2A CR†	2.818% (3 Mo. LIBOR + 2.60%	)#	10/20/2028	1,565	1,549,460
Sound Point CLO XV Ltd. 2017-1A C†	2.709% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	1,114	1,116,771
Sound Point CLO XVII 2017-3A A2†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	4,046	3,971,750
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	1,220	1,206,560
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	1.274% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	1,988	1,975,575
Tralee CLO III Ltd. 2014-3A AR†	1.248% (3 Mo. LIBOR + 1.03%	)#	10/20/2027	926	924,084
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	466	472,520
Total					156,250,128
Total Asset-Backed Securities (cost $293,784,420)					295,766,992

CORPORATE BONDS 30.49%

Aerospace/Defense 1.16%
BAE Systems plc (United Kingdom)†(a)	3.40%		4/15/2030	5,985	6,767,787
Boeing Co. (The)	4.875%		5/1/2025	9,040	10,101,464
Boeing Co. (The)	5.04%		5/1/2027	6,056	6,945,991
Total					23,815,242

84	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Air Transportation 0.04%
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(a)	4.25%		11/15/2032		$871	$917,951

Auto Parts: Original Equipment 0.07%
BorgWarner, Inc.	2.65%		7/1/2027		1,265	1,354,038

Automotive 1.27%
BMW US Capital LLC†	3.90%		4/9/2025		4,799	5,386,532
Ford Motor Co.	9.00%		4/22/2025		3,265	3,971,922
General Motors Co.	6.60%		4/1/2036		6,423	8,675,465
Volkswagen Group of America Finance LLC†	3.125%		5/12/2023		7,027	7,427,952
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025		575	631,210
Total						26,093,081

Banks: Regional 4.73%
Banco de Credito e Inversiones SA (Chile)†(a)	3.50%		10/12/2027		1,290	1,413,666
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028		4,807	5,447,624
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029		1,698	1,976,617
Bank of America Corp.	4.00%		1/22/2025		1,716	1,921,030
Bank of America Corp.	4.25%		10/22/2026		4,291	5,011,846
Bank of America Corp.	4.45%		3/3/2026		940	1,097,814
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031		9,393	10,102,464
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		5,022	5,722,429
Citigroup, Inc.	4.45%		9/29/2027		1,874	2,199,000
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		1,071	1,640,955
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		1,452	1,646,084
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028		12,750	14,624,405
JPMorgan Chase & Co.	3.96% (3 Mo. LIBOR + 1.25%	)#	1/29/2027		2,137	2,445,461
JPMorgan Chase & Co.	4.60% (SOFR + 3.13%	)#	-	(b)	2,230	2,280,175
Kookmin Bank (South Korea)†(a)	1.75%		5/4/2025		2,320	2,410,747
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029		3,121	3,628,816
Morgan Stanley	3.625%		1/20/2027		1,033	1,181,411

See Notes to Financial Statements.	85

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Morgan Stanley	3.875%		1/27/2026	$5,383	$6,158,696
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	2,615	3,187,277
Toronto-Dominion Bank (The) (Canada)(a)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031	4,066	4,585,861
Truist Bank	2.25%		3/11/2030	1,627	1,708,446
UBS AG (Switzerland)(a)	5.125%		5/15/2024	1,694	1,869,753
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	3,062	3,241,035
Wells Fargo & Co.	3.00%		10/23/2026	3,498	3,854,488
Wells Fargo Bank NA	5.85%		2/1/2037	5,275	7,473,177
Total					96,829,277

Beverages 0.51%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	6,717	8,590,226
Becle SAB de CV (Mexico)†(a)	3.75%		5/13/2025	800	867,776
Coca-Cola Femsa SAB de CV (Mexico)(a)	1.85%		9/1/2032	1,010	1,021,276
Total					10,479,278

Biotechnology Research & Production 0.82%
Biogen, Inc.	2.25%		5/1/2030	9,117	9,434,737
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030	4,898	4,826,265
Royalty Pharma plc†	1.75%		9/2/2027	2,447	2,500,248
Total					16,761,250

Building Materials 0.13%
Owens Corning, Inc.	3.95%		8/15/2029	1,655	1,894,305
Owens Corning, Inc.	4.30%		7/15/2047	697	827,059
Total					2,721,364

Business Services 0.51%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.00%		7/30/2027	704	753,184
CoStar Group, Inc.†	2.80%		7/15/2030	1,128	1,183,830
PayPal Holdings, Inc.	2.85%		10/1/2029	6,951	7,742,903
Pepperdine University	3.301%		12/1/2059	695	758,351
Total					10,438,268

Chemicals 0.19%
CNAC HK Finbridge Co. Ltd. (Hong Kong)(a)	3.50%		7/19/2022	1,270	1,280,694
CNAC HK Finbridge Co. Ltd. (Hong Kong)(a)	3.875%		6/19/2029	912	934,815

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
CNAC HK Finbridge Co. Ltd. (Hong Kong)(a)	4.125%	7/19/2027	$218	$224,845
Nutrition & Biosciences, Inc.†	1.832%	10/15/2027	1,427	1,458,569
Total				3,898,923

Computer Hardware 0.28%
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	2,950	3,583,585
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	1,521	2,210,834
Total				5,794,419

Computer Software 0.18%
Oracle Corp.	6.125%	7/8/2039	1,116	1,723,897
ServiceNow, Inc.	1.40%	9/1/2030	2,131	2,077,689
Total				3,801,586

Construction/Homebuilding 0.70%
D.R. Horton, Inc.	2.60%	10/15/2025	5,089	5,482,027
NVR, Inc.	3.00%	5/15/2030	5,329	5,796,551
PulteGroup, Inc.	6.375%	5/15/2033	681	937,414
Shea Homes LP†	4.75%	4/1/2029	1,965	2,048,512
Total				14,264,504

Containers 0.18%
Ball Corp.	2.875%	8/15/2030	3,706	3,692,102

Drugs 1.79%
AbbVie, Inc.	3.25%	10/1/2022	3,169	3,309,739
AbbVie, Inc.	4.25%	11/21/2049	8,461	10,731,663
AstraZeneca plc (United Kingdom)(a)	4.375%	8/17/2048	1,233	1,688,719
Bayer Corp.†	6.65%	2/15/2028	1,425	1,845,460
Bayer US Finance II LLC†	3.875%	12/15/2023	7,168	7,838,032
Bayer US Finance II LLC†	4.375%	12/15/2028	5,525	6,492,276
CVS Health Corp.	3.625%	4/1/2027	4,181	4,754,696
Total				36,660,585

Electric: Power 2.76%
Ameren Corp.	3.50%	1/15/2031	3,304	3,829,703
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	3,872	4,769,703
Calpine Corp.†	5.00%	2/1/2031	1,850	1,952,213
Cleco Corporate Holdings LLC	4.973%	5/1/2046	1,705	1,980,763
Dominion Energy South Carolina, Inc.	6.05%	1/15/2038	1,113	1,648,443
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	581	839,216

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
DTE Electric Co.	2.625%	3/1/2031	$5,859	$6,493,830
Emera US Finance LP	4.75%	6/15/2046	3,338	4,208,888
Exelon Generation Co. LLC	3.25%	6/1/2025	2,074	2,236,856
Exelon Generation Co. LLC	5.60%	6/15/2042	3,018	3,370,989
Interstate Power & Light Co.	3.50%	9/30/2049	1,570	1,783,173
Liberty Utilities Finance GP 1†	2.05%	9/15/2030	3,388	3,398,745
Minejesa Capital BV (Netherlands)†(a)	4.625%	8/10/2030	700	747,992
NRG Energy, Inc.†	5.25%	6/15/2029	1,834	2,006,827
Oglethorpe Power Corp.	5.95%	11/1/2039	1,032	1,359,354
Ohio Edison Co.	8.25%	10/15/2038	2,655	4,075,031
Oklahoma Gas & Electric Co.	3.30%	3/15/2030	1,146	1,310,806
Pennsylvania Electric Co.†	3.60%	6/1/2029	1,682	1,852,035
PSEG Power LLC	8.625%	4/15/2031	1,518	2,239,009
Tucson Electric Power Co.	1.50%	8/1/2030	3,416	3,399,342
Union Electric Co.	2.625%	3/15/2051	2,926	3,065,651
Total				56,568,569

Electrical Equipment 1.06%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027	11,996	13,489,354
NXP BV/NXP Funding LLC (Netherlands)†(a)	3.15%	5/1/2027	7,487	8,178,632
Total				21,667,986

Financial Services 2.01%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	3.50%	1/15/2025	2,732	2,834,041
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	3.875%	1/23/2028	6,194	6,323,561
Affiliated Managers Group, Inc.	3.50%	8/1/2025	370	410,895
Ally Financial, Inc.	8.00%	11/1/2031	5,040	7,233,980
Ameriprise Financial, Inc.	3.00%	4/2/2025	2,795	3,049,755
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%	4/15/2026	989	1,025,520
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%	5/15/2024	4,791	5,121,438
Navient Corp.	6.75%	6/15/2026	1,795	1,928,503
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	1,164	1,297,467
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	690	786,963
OneMain Finance Corp.	6.125%	3/15/2024	1,755	1,903,649
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%	2/15/2024	3,956	4,225,832
Quicken Loans LLC†	5.25%	1/15/2028	1,730	1,837,044

88	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	$1,239	$1,233,753
SURA Asset Management SA (Columbia)†(a)	4.875%	4/17/2024	1,835	2,013,013
Total				41,225,414

Food 0.37%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	938	989,773
Kraft Heinz Foods Co.†	3.75%	4/1/2030	3,450	3,712,364
Sysco Corp.	2.40%	2/15/2030	1,594	1,676,055
Sysco Corp.	6.60%	4/1/2040	752	1,112,497
Total				7,490,689

Health Care Products 1.48%
Alcon Finance Corp.†	2.60%	5/27/2030	6,648	7,063,816
Boston Scientific Corp.	2.65%	6/1/2030	5,255	5,646,563
Stryker Corp.	1.95%	6/15/2030	8,401	8,700,906
Zimmer Biomet Holdings, Inc.	3.55%	4/1/2025	4,690	5,168,872
Zimmer Biomet Holdings, Inc.	5.75%	11/30/2039	2,849	3,771,085
Total				30,351,242

Health Care Services 1.79%
Adventist Health System	2.952%	3/1/2029	841	886,486
Advocate Health & Hospitals Corp.	3.387%	10/15/2049	2,271	2,569,661
Anthem, Inc.	2.25%	5/15/2030	5,552	5,819,653
CommonSpirit Health	3.347%	10/1/2029	6,309	6,854,172
DaVita, Inc.†	3.75%	2/15/2031	1,990	1,986,269
HCA, Inc.	5.50%	6/15/2047	5,757	7,684,778
LifePoint Health, Inc.†	4.375%	2/15/2027	1,819	1,832,643
Northwell Healthcare, Inc.	3.979%	11/1/2046	1,867	2,116,751
Quest Diagnostics, Inc.	2.80%	6/30/2031	3,789	4,181,585
UnitedHealth Group, Inc.	3.50%	8/15/2039	1,821	2,169,481
Universal Health Services, Inc.†	5.00%	6/1/2026	632	657,950
Total				36,759,429

Insurance 0.30%
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	4,592	6,165,798

Investment Management Companies 0.06%
Temasek Financial I Ltd. (Singapore)†(a)	2.50%	10/6/2070	1,180	1,199,369

See Notes to Financial Statements.	89

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Machinery: Agricultural 0.43%
BAT Capital Corp.	3.557%	8/15/2027	$3,114	$3,461,948
BAT Capital Corp.	4.39%	8/15/2037	3,348	3,776,875
BAT Capital Corp.	4.70%	4/2/2027	1,302	1,526,239
Total				8,765,062

Machinery: Industrial/Specialty 0.34%
IDEX Corp.	3.00%	5/1/2030	3,015	3,344,801
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028	3,315	3,589,754
Total				6,934,555

Media 1.11%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	1,875	1,987,969
Comcast Corp.	4.95%	10/15/2058	2,567	3,943,126
Cox Communications, Inc.†	8.375%	3/1/2039	4,814	8,214,713
CSC Holdings LLC†	6.50%	2/1/2029	3,190	3,571,795
Time Warner Cable LLC	7.30%	7/1/2038	3,385	4,977,012
Total				22,694,615

Metals & Minerals: Miscellaneous 0.60%
Anglo American Capital plc (United Kingdom)†(a)	3.625%	9/11/2024	695	756,369
Anglo American Capital plc (United Kingdom)†(a)	4.75%	4/10/2027	3,199	3,744,576
Antofagasta plc (Chile)†(a)	2.375%	10/14/2030	2,032	2,024,888
Freeport-McMoRan, Inc.	4.125%	3/1/2028	1,909	2,012,802
Glencore Finance Canada Ltd. (Canada)†(a)	5.55%	10/25/2042	3,084	3,738,733
Total				12,277,368

Natural Gas 0.54%
Dominion Energy Gas Holdings LLC	4.60%	12/15/2044	1,283	1,643,696
ENN Energy Holdings Ltd. (China)†(a)	2.625%	9/17/2030	1,200	1,208,980
NiSource, Inc.	3.49%	5/15/2027	7,351	8,276,899
Total				11,129,575

Oil 1.37%
Apache Corp.	4.75%	4/15/2043	4,176	4,165,560
Continental Resources, Inc.	5.00%	9/15/2022	2,777	2,786,720
Diamondback Energy, Inc.	4.75%	5/31/2025	906	1,011,057
Empresa Nacional del Petroleo (Chile)†(a)	3.75%	8/5/2026	1,475	1,600,633
Eni SpA (Italy)†(a)	5.70%	10/1/2040	5,053	6,184,881
Equinor ASA (Norway)(a)	7.15%	11/15/2025	1,354	1,732,079
Occidental Petroleum Corp.	2.70%	2/15/2023	3,879	3,742,071
Pertamina Persero PT (Indonesia)†(a)	4.15%	2/25/2060	520	553,586
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	2.875%	4/16/2024	1,950	2,062,338

90	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Shell International Finance BV (Netherlands)(a)	6.375%	12/15/2038	$1,773	$2,765,512
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	3.25%	8/15/2030	1,400	1,463,722
Total				28,068,159

Oil: Crude Producers 0.41%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	770	956,386
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	4,400	4,571,321
Northern Natural Gas Co.†	4.30%	1/15/2049	771	937,061
Western Midstream Operating LP	4.10%	2/1/2025	1,868	1,866,842
Total				8,331,610

Oil: Integrated Domestic 0.43%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	3.138%	11/7/2029	1,842	1,999,928
Halliburton Co.	7.45%	9/15/2039	2,595	3,634,136
National Oilwell Varco, Inc.	3.60%	12/1/2029	3,092	3,170,338
Total				8,804,402

Paper & Forest Products 0.13%
Suzano Austria GmbH (Brazil)(a)	3.75%	1/15/2031	2,511	2,649,733

Real Estate Investment Trusts 0.62%
Healthcare Realty Trust, Inc.	2.40%	3/15/2030	1,148	1,192,650
Longfor Group Holdings Ltd. (China)(a)	4.50%	1/16/2028	1,180	1,306,083
VEREIT Operating Partnership LP	4.875%	6/1/2026	5,718	6,543,469
WEA Finance LLC†	2.875%	1/15/2027	3,628	3,633,919
Total				12,676,121

Retail 0.10%
Walgreens Boots Alliance, Inc.	3.20%	4/15/2030	1,893	2,052,813

Technology 0.77%
Baidu, Inc. (China)(a)	2.375%	10/9/2030	1,550	1,595,286
Baidu, Inc. (China)(a)	3.075%	4/7/2025	1,300	1,389,089
eBay, Inc.	1.90%	3/11/2025	734	767,129
JD.com, Inc. (China)(a)	3.375%	1/14/2030	1,200	1,310,455
Meituan (China)†(a)	3.05%	10/28/2030	2,290	2,374,913
Netflix, Inc.	6.375%	5/15/2029	2,971	3,731,695
Prosus NV (Netherlands)†(a)	3.68%	1/21/2030	550	600,723

See Notes to Financial Statements.	91

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Technology (continued)
Tencent Holdings Ltd. (China)†(a)	3.595%		1/19/2028		$3,700	$4,075,176
Total						15,844,466

Telecommunications 1.03%
AT&T, Inc.†	3.50%		9/15/2053		5,532	5,693,138
AT&T, Inc.	4.30%		2/15/2030		9,872	11,795,689
Ooredoo International Finance Ltd.†	3.75%		6/22/2026		3,270	3,656,596
Total						21,145,423

Transportation: Miscellaneous 0.08%
Huntington Ingalls Industries, Inc.†	3.844%		5/1/2025		1,406	1,566,303

Utilities 0.14%
Essential Utilities, Inc.	3.566%		5/1/2029		2,468	2,807,671
Total Corporate Bonds (cost $578,814,175)						624,698,240

FOREIGN GOVERNMENT OBLIGATIONS 2.89%

China 0.19%
China Government International Bond†(a)	2.25%		10/21/2050		3,850	3,846,063

Indonesia 0.13%
Republic of Indonesia(a)	3.40%		9/18/2029		2,450	2,750,686

Japan 2.24%
Development Bank of Japan, Inc.†(a)	1.00%		8/27/2030		5,620	5,598,554
Japan Treasury Discount Bill(c)	Zero Coupon		2/22/2021	JPY	4,200,000	40,238,683
Total						45,837,237

Peru 0.06%
Peruvian Government International Bond(a)	2.392%		1/23/2026		$1,200	1,265,400

Qatar 0.05%
State of Qatar†(a)	5.103%		4/23/2048		725	1,038,581

South Africa 0.22%
Saudi International Bond†(a)	3.25%		10/26/2026		4,000	4,419,396
Total Foreign Government Obligations (cost $58,088,631)						59,157,363

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.22%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.187%	#(d)	2/25/2032		11,737	1,390,548
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(d)	2/16/2049		2,514	2,638,606
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(d)	2/16/2053		477	500,691
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $4,457,474)						4,529,845

92	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 26.13%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	$3,092	$3,493,555
Federal National Mortgage Assoc.(e)	2.50%		TBA	44,600	46,734,507
Federal National Mortgage Assoc.(e)	3.00%		TBA	155,650	162,614,731
Federal National Mortgage Assoc.	3.50%		9/1/2047 - 3/1/2050	26,430	28,557,773
Federal National Mortgage Assoc.(e)	3.50%		TBA	178,600	188,416,022
Federal National Mortgage Assoc.	4.00%		1/1/2048	3,826	4,323,917
Federal National Mortgage Assoc.(e)	4.00%		TBA	94,916	101,265,362
Total Government Sponsored Enterprises Pass-Throughs (cost $533,764,250)					535,405,867

MUNICIPAL BONDS 1.33%

Miscellaneous
California	7.30%		10/1/2039	550	906,054
California	7.625%		3/1/2040	820	1,424,594
California Health Facilities Financing Authority	3.034%		6/1/2034	825	879,351
City of Atlanta GA Water & Wastewater Revenue	2.257%		11/1/2035	9,585	9,884,627
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	1,509	1,590,109
Massachusetts School Building Authority	3.395%		10/15/2040	2,090	2,200,436
Metropolitan District (The)	2.562%		4/1/2039	2,063	2,089,427
Michigan Finance Authority	3.084%		12/1/2034	2,195	2,370,227
New Jersey Educational Facilities Authority	3.636%		9/1/2029	1,319	1,392,455
New Jersey Educational Facilities Authority	3.836%		9/1/2036	1,592	1,748,812
Permanent University Fund - Texas A&M University System	3.66%		7/1/2047	1,590	1,750,033
University of California Bond of Regents	3.006%		5/15/2050	950	1,019,568
Total Municipal Bonds (cost $26,143,885)					27,255,693

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.22%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(d)	12/25/2059	739	748,185
Angel Oak Mortgage Trust I LLC 2019-4 A1†	2.993%	#(d)	7/26/2049	2,252	2,287,577
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.091% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,141	1,104,804
BBCMS Mortgage Trust 2019-BWAY A†	1.097% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,510	1,473,508
BBCMS Mortgage Trust 2019-BWAY B†	1.451% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	664	642,355
BX Commercial Mortgage Trust 2018-BIOA A†	0.812% (1 Mo. LIBOR + .67%	)#	3/15/2037	4,127	4,132,647
BX Trust 2018-GW A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2035	3,064	2,985,175
BX Trust 2019-OC11 A†	3.202%		12/9/2041	2,929	3,146,220

See Notes to Financial Statements.	93

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CF Trust 2019-BOSS A1†	3.391% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	$1,690	$1,560,948	(f)
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.335%	#(d)	5/10/2047	16,412	546,473
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	3,025	2,124,554
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(d)	4/15/2049	709	457,526
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.133%	#(d)	8/10/2047	2,912	82,811
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(d)	8/10/2047	4,440	3,538,906
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(d)	2/10/2048	3,741	2,486,145
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.576%	#(d)	7/10/2050	620	663,104
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.576%	#(d)	7/10/2050	3,385	3,276,022
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.576%	#(d)	7/10/2050	1,471	1,186,157
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	690	754,642
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(d)	2/25/2050	2,051	2,091,940
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	4,221	4,248,393
CSAIL Commercial Mortgage Trust 2015-C2 C	4.33%	#(d)	6/15/2057	325	260,568
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.532%	#(d)	11/15/2049	1,875	1,174,204
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	1,635	1,807,630
CSMC Series 2019-UVIL A†	3.16%		12/15/2041	1,436	1,423,923
DBWF Mortgage Trust 2018-GLKS A†	1.179% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	1,916	1,884,412
Deephaven Residential Mortgage Trust 2019-3A A1†	2.964%	#(d)	7/25/2059	2,372	2,406,175
Deephaven Residential Mortgage Trust 2019-4A A1†	2.791%	#(d)	10/25/2059	1,549	1,578,106
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(d)	1/25/2060	1,045	1,058,540
Deephaven Residential Mortgage Trust 2020-2 A1†	1.692%		5/25/2065	3,714	3,739,274
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(d)	5/25/2065	3,945	4,010,153

94	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	$797	$816,874
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	4,080	4,091,888
Great Wolf Trust 2019-WOLF A†	1.175% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	6,000	5,830,263
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.091% (1 Mo. LIBOR + .95%	)#	7/15/2035	1,346	1,291,687
GS Mortgage Securities Trust 2015-GC32 C	4.569%	#(d)	7/10/2048	685	689,091
Hilton Orlando Trust 2018-ORL A†	0.911% (1 Mo. LIBOR + .77%	)#	12/15/2034	4,123	4,010,852
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410	1,995,386
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(d)	8/5/2034	2,231	1,489,103
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(d)	7/15/2048	2,629	2,621,022
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	2,232	2,169,549
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	2,292	2,203,310
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	1,026	992,020
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	4,703	4,629,737
New Residential Mortgage Loan Trust 2019-NQM3 A1†	2.802%	#(d)	7/25/2049	2,090	2,117,805
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(d)	1/26/2060	668	683,297
PFP Ltd. 2019-6 A†	1.186% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,729	1,707,387
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	1,217	1,240,690
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(d)	2/25/2024	503	513,693
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(d)	9/25/2042	171	173,199
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(d)	2/25/2050	1,017	1,039,608
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(d)	4/25/2065	5,375	5,414,939
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	2,567	2,618,300
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	4,035	4,067,749
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(d)	3/25/2060	3,667	3,722,764
Vista Point Securitization Trust 2020-1 A1†	1.763%	#(d)	3/25/2065	5,753	5,804,872
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(d)	4/25/2065	3,027	3,043,451
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(d)	7/15/2048	2,139	2,062,585
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(d)	11/15/2050	1,151	1,225,751

See Notes to Financial Statements.	95

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.71%	#(d)	10/15/2057	$21,035	$376,474
Total Non-Agency Commercial Mortgage-Backed Securities (cost $130,347,700)					127,524,423

U.S. TREASURY OBLIGATIONS 36.23%
U.S. Treasury Bill	Zero Coupon		2/4/2021	16,079	16,076,963
U.S. Treasury Bond	1.125%		5/15/2040	52,994	50,936,343
U.S. Treasury Bond	1.375%		8/15/2050	10,715	10,183,435
U.S. Treasury Bond	1.625%		11/15/2050	18,591	18,789,982
U.S. Treasury Bond	2.375%		11/15/2049	9,065	10,799,743
U.S. Treasury Bond	3.625%		8/15/2043	10,814	15,466,554
U.S. Treasury Note	0.125%		9/30/2022	61,635	61,620,554
U.S. Treasury Note	0.125%		10/31/2022	73,981	73,957,881
U.S. Treasury Note	0.25%		11/15/2023	97,556	97,735,107
U.S. Treasury Note	0.25%		10/31/2025	172,269	171,380,738
U.S. Treasury Note	2.50%		1/31/2021	214,604	215,446,512
Total U.S. Treasury Obligations (cost $741,719,749)					742,393,812
Total Long-Term Investments (cost $2,367,120,284)					2,416,732,235

SHORT-TERM INVESTMENTS 5.46%

REPURCHASE AGREEMENTS
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $41,718,500 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $41,695,680; proceeds: $40,878,116				40,878	40,878,116
Repurchase Agreement dated 11/30/2020, 0.07% due 12/1/2020 with Toronto Dominion Grand Cayman collateralized by $67,815,000 of U.S. Treasury Note at 2.250% due 4/30/2024; value: $72,631,788; proceeds: $71,000,138				71,000	71,000,000
Total Repurchase Agreements (cost $111,878,116)					111,878,116
Total Investments in Securities 123.41% (cost $2,478,998,400)					2,528,610,351
Liabilities in Excess of Other Assets(g) (23.41%)					(479,593,627)
Net Assets 100.00%					$2,049,016,724
JPY	Japanese yen.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $528,920,463, which represents 25.81% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.

96	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2020

(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2020(1):

Referenced Index	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX.NA.IG.35(4)(5)	Credit Suisse	1.00%	12/20/2025	$39,500,000	$40,481,174	$ (877,378)	$ (103,796)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $103,796.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese yen	Sell	State Street Bank and Trust	2/22/2021	4,200,000,000	$40,163,216	$40,287,135	$(123,919)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2021	302	Long	$52,644,072	$52,821,687	$177,615
U.S. Ultra Long Treasury Bond	March 2021	297	Long	63,723,168	64,161,281	438,113
Total Unrealized Appreciation on Open Futures Contracts						$615,728

See Notes to Financial Statements.	97

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2020

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2021	479	Short	$(75,149,247)	$(75,262,875)	$(113,628)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$295,766,992	$–	$295,766,992
Corporate Bonds	–	624,698,240	–	624,698,240
Foreign Government Obligations	–	59,157,363	–	59,157,363
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	4,529,845	–	4,529,845
Government Sponsored Enterprises Pass-Throughs	–	535,405,867	–	535,405,867
Municipal Bonds	–	27,255,693	–	27,255,693
Non-Agency Commercial Mortgage-Backed Securities	–	125,963,475	1,560,948	127,524,423
U.S. Treasury Obligations	–	742,393,812	–	742,393,812
Short-Term Investments
Repurchase Agreements	–	111,878,116	–	111,878,116
Total	$–	$2,527,049,403	$1,560,948	$2,528,610,351
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(103,796)	–	(103,796)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(123,919)	–	(123,919)
Futures Contracts
Assets	615,728	–	–	615,728
Liabilities	(113,628)	–	–	(113,628)
Total	$502,100	$(227,715)	$–	$274,385

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

98	See Notes to Financial Statements.

Schedule of Investments

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 107.83%

ASSET-BACKED SECURITIES 16.20%

Automobiles 7.30%
ACC Trust 2019-1 B†	4.47%	10/20/2022	$100	$100,426
Ally Auto Receivables Trust 2019-4 A2	1.93%	10/17/2022	236	236,985
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%	5/12/2023	64	64,077
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	16	16,191
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	265	265,932
AmeriCredit Automobile Receivables Trust 2019-3 A2A	2.17%	1/18/2023	97	97,707
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	230	232,130
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	500	512,699
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	500	508,274
Avis Budget Rental Car Funding AESOP LLC 2017-2A A†	2.97%	3/20/2024	1,200	1,242,175
BMW Vehicle Owner Trust 2019-A A2	2.05%	5/25/2022	225	225,240
California Republic Auto Receivables Trust 2017-1 B	2.91%	12/15/2022	73	73,754
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	194	194,777
Capital One Prime Auto Receivables Trust 2019-2 A2	2.06%	9/15/2022	267	268,278
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	99	100,040
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	85	85,317
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	46	46,131
Chesapeake Funding II LLC 2019-1A A1†	2.94%	4/15/2031	669	682,496
CPS Auto Receivables Trust 2017-C D†	3.79%	6/15/2023	88	89,410
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	411	415,596
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	411	419,184
CPS Auto Receivables Trust 2020-B D†	4.75%	4/15/2026	293	316,411
CPS Auto Trust 2017-A D†	4.61%	12/15/2022	891	904,080
Credit Acceptance Auto Loan Trust 2017-3A C†	3.48%	10/15/2026	250	253,012
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	52	52,447
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	39	39,576
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	1,590	1,628,662
Drive Auto Receivables Trust 2017-3 D†	3.53%	12/15/2023	83	84,000
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	327	332,616
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	7	7,158

See Notes to Financial Statements.	99

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2019-1 D	4.09%	6/15/2026	$797	$835,242
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	275	280,812
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	12	12,211
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	71	71,417
First Investors Auto Owner Trust 2019-1A A†	2.89%	3/15/2024	26	26,033
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	224	226,039
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	427	439,756
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	1	929
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	535	537,876
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	871	879,029
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%	1/16/2024	451	471,349
GLS Auto Receivables Issuer Trust 2020-3A C†	1.92%	5/15/2025	470	477,549
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	36	36,642
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	1	1,208
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	106	106,562
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	25	25,068
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%	11/15/2021	98	98,846
Nissan Auto Receivables Owner Trust 2017-C A3	2.12%	4/18/2022	85	84,898
Prestige Auto Receivables Trust 2017-1A D†	3.61%	10/16/2023	329	335,283
Santander Consumer Auto Receivables Trust 2020-B†	1.29%	4/15/2026	1,650	1,659,979
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	18	18,207
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	974	984,911
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	13	12,536
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%	10/17/2022	11	11,028
Westlake Automobile Receivables Trust 2018-2A C†	3.50%	1/16/2024	110	110,700
Westlake Automobile Receivables Trust 2018-2A D†	4.00%	1/16/2024	1,357	1,386,113
Westlake Automobile Receivables Trust 2018-3A B†	3.32%	10/16/2023	138	137,904
Westlake Automobile Receivables Trust 2019-1A B†	3.26%	10/17/2022	530	533,814
Westlake Automobile Receivables Trust 2019-1A C†	3.45%	3/15/2024	246	251,144
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	57	58,763
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%	2/15/2023	507	510,916
Westlake Automobile Receivables Trust 2019-3A B†	2.41%	10/15/2024	275	279,756
Westlake Automobile Receivables Trust 2020-1A C†	2.52%	4/15/2025	602	618,527
World Omni Auto Receivables Trust 2017-A A3	1.93%	9/15/2022	137	137,391
World Omni Automobile Lease Securitization Trust 2019-A A2	2.89%	11/15/2021	44	43,843
Total				21,197,062

100	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Credit Cards 1.00%
First National Master Note Trust 2018-1 A	0.601% (1 Mo. LIBOR + .46%	)#	10/15/2024		$105		$105,132
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025		1,000		1,001,107
Genesis Sales Finance Master Trust Series 2019-AA B†	5.42%		8/20/2023		100		100,753
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022		500		510,378
Perimeter Master Note Business Trust 2019-2A C†	7.06%		5/15/2024		750		758,064
World Financial Network Credit Card Master Trust 2018-B A	3.46%		7/15/2025		402		411,779
Total							2,887,213

Other 7.90%
ALM VII Ltd. 2012-7A CR2†	3.787% (3 Mo. LIBOR + 3.55%	)#	7/15/2029		250		249,977
Ammc Clo Ltd. 2016-19A BR†	2.037% (3 Mo. LIBOR + 1.80%	)#	10/16/2028		500		497,574
Ammc Clo Ltd. 2016-19A CR†	2.787% (3 Mo. LIBOR + 2.55%	)#	10/16/2028		500		494,456
Amur Equipment Finance Receivables V LLC 2018-1A C†	3.74%		4/22/2024		675		686,122
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		–	(a)	258
Avery Point VII CLO Ltd. 2015-7A BR†	1.987% (3 Mo. LIBOR + 1.75%	)#	1/15/2028		250		249,958
BDS Ltd. 2019-FL3 A†	1.544% (1 Mo. LIBOR + 1.40%	)#	12/15/2035		100		99,755
BSPRT Issuer Ltd. 2018-FL4 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		271		268,566
Cent CLO Ltd. 2013-19A A1A†	1.543% (3 Mo. LIBOR + 1.33%	)#	10/29/2025		83		82,751
CoreVest American Finance Ltd. 2018-1 A†	3.804%		6/15/2051		99		103,703
Dell Equipment Finance Trust 2020-2 D†	1.92%		3/23/2026		791		796,798
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		25		25,110
Dryden 43 Senior Loan Fund 2016-43A BR†	1.968% (3 Mo. LIBOR + 1.75%	)#	7/20/2029		900		897,247
Elm CLO Ltd. 2014-1A BRR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		200		200,495
Fairstone Financial Issuance Trust I 2019-1A C†(b)	6.299%		3/21/2033	CAD	150		116,978	(c)
Fairstone Financial Issuance Trust I 2020-1A D†(b)	6.873%		10/20/2039	CAD	781		601,184	(c)

See Notes to Financial Statements.	101

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
GreatAmerica Leasing Receivables Funding LLC Series 2019-1†	3.21%		2/18/2025	$110	$115,350
Greywolf CLO IV Ltd. 2019-1A A2†	2.168% (3 Mo. LIBOR + 1.95%	)#	4/17/2030	250	250,188
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R†	1.118% (3 Mo. LIBOR + .90%	)#	10/18/2027	279	276,796
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	161	176,502
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	27	29,316
Jackson Mill CLO Ltd. 2015-1A AR†	1.067% (3 Mo. LIBOR + .83%	)#	4/15/2027	228	227,196
Jamestown CLO VI-R Ltd. 2018-6RA A1†	1.365% (3 Mo. LIBOR + 1.15%	)#	4/25/2030	400	395,913
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	721	718,973
KKR CLO Ltd.17 B†	1.887% (3 Mo. LIBOR + 1.65%	)#	4/15/2029	250	248,933
KKR CLO Ltd.18 B†	1.918% (3 Mo. LIBOR + 1.70%	)#	7/18/2030	250	249,122
KVK CLO Ltd. 2016-1A B†	2.487% (3 Mo. LIBOR + 2.25%	)#	1/15/2029	743	743,615
Lendmark Funding Trust 2018-1A A†	3.81%		12/21/2026	1,409	1,429,246
LMREC, Inc. 2019-CRE3 A†	1.551% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	174	172,538
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045	98	100,505
M360 LLC 2019-CRE2 AS†	1.991% (1 Mo. LIBOR + 1.85%	)#	9/15/2034	519	507,914
M360 LLC 2019-CRE2 B†	2.391% (1 Mo. LIBOR + 2.25%	)#	9/15/2034	258	247,850
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	429	428,656
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	834	776,132
Mountain View CLO 2017-1A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	250	248,023
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	100	102,723
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	250	250,115
Oaktree CLO 2014-1A A1R†	1.511% (3 Mo. LIBOR + 1.29%	)#	5/13/2029	245	243,743
Oaktree EIF III Series I Ltd. 2016-IIIA B†	2.218% (3 Mo. LIBOR + 2.00%	)#	10/20/2027	583	582,715
Octagon Investment Partners 30 Ltd. 2017-1A A2†	1.918% (3 Mo. LIBOR + 1.70%	)#	3/17/2030	500	498,148
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100	105,941

102	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	$140	$141,234
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	1,157	1,178,425
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027	8	7,976
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	31	31,929
Orec Ltd. 2018-CRE1 A†	1.321% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	23	22,655
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,155	1,151,656
Palmer Square Loan Funding Ltd. 2018-5A A1†	1.068% (3 Mo. LIBOR + .85%	)#	1/20/2027	830	827,110
Palmer Square Loan Funding Ltd. 2020-1A A1†	1.024% (3 Mo. LIBOR + .80%	)#	2/20/2028	655	650,656
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.485% (3 Mo. LIBOR + .27%	)#	4/25/2038	29	27,087
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	100	100,310
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	103	102,877
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	464	463,671
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	15	14,590
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	22	21,834
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	4	3,786
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	201	201,845
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	142	142,607
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	402	419,048
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	291	303,173
SLM Student Loan Trust 2007-3 A4	0.275% (3 Mo. LIBOR + .06%	)#	1/25/2022	77	73,894
Sound Point CLO XII Ltd. 2016-2A BR†	2.018% (3 Mo. LIBOR + 1.80%	)#	10/20/2028	250	248,705
Sound Point CLO XVII 2017-3A A2†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	287	281,733
TCW CLO AMR Ltd. 2019-1A D†	3.211% (3 Mo. LIBOR + 2.99%	)#	2/15/2029	700	666,387
TCW CLO Ltd. 2017-1A DR†	3.363% (3 Mo. LIBOR + 3.15%	)#	7/29/2029	440	428,684
THL Credit Wind River CLO Ltd. 2017-1A D†	3.968% (3 Mo. LIBOR + 3.75%	)#	4/18/2029	540	533,690
TRTX Issuer Ltd. 2019-FL3 C†	2.244% (1 Mo. LIBOR + 2.10%	)#	10/15/2034	411	399,697
Total					22,942,344
Total Asset-Backed Securities (cost $46,810,635)					47,026,619

See Notes to Financial Statements.	103

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 55.15%

Aerospace/Defense 1.37%
BAE Systems plc (United Kingdom)†(d)	3.40%		4/15/2030	$488	$551,826
Boeing Co. (The)	4.875%		5/1/2025	1,230	1,374,425
Boeing Co. (The)	5.04%		5/1/2027	794	910,686
Boeing Co. (The)	5.15%		5/1/2030	251	295,203
Signature Aviation US Holdings, Inc.†	4.00%		3/1/2028	277	277,917
TransDigm, Inc.	6.375%		6/15/2026	540	561,398
Total					3,971,455

Air Transportation 0.73%
American Airlines Group, Inc.†	5.00%		6/1/2022	358	297,140
American Airlines, Inc.†	11.75%		7/15/2025	258	285,735
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(d)	4.25%		11/15/2032	124	130,684
Delta Air Lines, Inc.†	7.00%		5/1/2025	517	591,107
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025	247	260,963
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	251	270,576
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	260	289,445
Total					2,125,650

Auto Parts: Original Equipment 0.60%
Adient Global Holdings Ltd.†	4.875%		8/15/2026	606	611,303
American Axle & Manufacturing, Inc.	6.50%		4/1/2027	270	282,488
BorgWarner, Inc.	2.65%		7/1/2027	185	198,021
Clarios Global LP†	8.50%		5/15/2027	386	416,069
Tenneco, Inc.	5.375%		12/15/2024	257	233,391
Total					1,741,272

Automotive 1.29%
BCD Acquisition, Inc.†	9.625%		9/15/2023	10	10,250
Daimler Finance North America LLC†	1.121% (3 Mo. LIBOR + .90%	)#	2/15/2022	850	855,769
Ford Motor Co.	7.45%		7/16/2031	481	604,557
General Motors Financial Co., Inc.	3.60%		6/21/2030	1,688	1,885,895
Tesla, Inc.†	5.30%		8/15/2025	368	383,530
Total					3,740,001

Banks: Regional 6.05%
AIB Group plc (Ireland)†(d)	4.75%		10/12/2023	850	935,499
Banco de Credito e Inversiones SA (Chile)†(d)	3.50%		10/12/2027	290	317,801

104	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Banco do Brasil SA†	4.625%		1/15/2025		$220	$238,370
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028		2,306	2,613,318
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029		14	16,297
Bank of America Corp.	4.00%		1/22/2025		7	7,836
CIT Group, Inc.	6.125%		3/9/2028		230	283,144
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031		278	298,998
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		1,394	1,588,424
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030		336	393,646
Citigroup, Inc.	4.45%		9/29/2027		38	44,590
Danske Bank A/S (Denmark)†(d)	5.375%		1/12/2024		200	225,585
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028		500	530,732
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028		622	713,442
JPMorgan Chase & Co.	3.96% (3 Mo. LIBOR + 1.25%	)#	1/29/2027		179	204,837
JPMorgan Chase & Co.	4.60% (SOFR + 3.13%	)#	–	(e)	340	347,650
Kookmin Bank (South Korea)†(d)	1.75%		5/4/2025		300	311,734
Macquarie Bank Ltd. (Australia)†(d)	6.625%		4/7/2021		16	16,334
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029		204	237,193
Morgan Stanley	3.625%		1/20/2027		1,124	1,285,485
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030		309	376,623
Morgan Stanley	5.875% (3 Mo. LIBOR + 4.44%	)#	–	(e)	422	470,002
National Australia Bank Ltd. (Australia)†(d)	3.933% (5 Yr Treasury CMT + 1.88%	)#	8/2/2034		675	757,014
Natwest Group plc (United Kingdom)(d)	6.125%		12/15/2022		40	43,970
Popular, Inc.	6.125%		9/14/2023		89	96,222
Toronto-Dominion Bank (The) (Canada)(d)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031		394	444,375
Turkiye Garanti Bankasi AS (Turkey)†(d)	5.875%		3/16/2023		200	204,651
Turkiye Vakiflar Bankasi TAO (Turkey)†(d)	5.625%		5/30/2022		200	200,550
UBS AG (Switzerland)(d)	5.125%		5/15/2024		2,045	2,257,169
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026		1,157	1,212,359
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028		530	560,989
Westpac Banking Corp. (Australia)(d)	4.11% (5 Yr Treasury CMT + 2.00%	)#	7/24/2034		300	341,235
Total						17,576,074

Beverages 0.70%
Anheuser-Busch InBev Worldwide, Inc.	4.75%		1/23/2029		1,532	1,881,058
Coca-Cola Femsa SAB de CV (Mexico)(d)	1.85%		9/1/2032		150	151,675
Total						2,032,733

See Notes to Financial Statements.	105

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Biotechnology Research & Production 0.80%
Biogen, Inc.	2.25%	5/1/2030	$1,248	$1,291,494
Regeneron Pharmaceuticals, Inc.	1.75%	9/15/2030	683	672,997
Royalty Pharma plc†	1.75%	9/2/2027	351	358,638
Total				2,323,129

Building Materials 0.46%
Cemex SAB de CV (Mexico)†(d)	5.45%	11/19/2029	210	230,212
Forterra Finance LLC/FRTA Finance Corp.†	6.50%	7/15/2025	266	284,540
Griffon Corp.	5.75%	3/1/2028	216	229,122
Norbord, Inc. (Canada)†(d)	6.25%	4/15/2023	21	22,809
Owens Corning	3.95%	8/15/2029	490	560,852
Total				1,327,535

Business Services 0.70%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.25%	3/15/2025	288	286,380
Capitol Investment Merger Sub 2 LLC†	10.00%	8/1/2024	255	272,345
CoStar Group, Inc.†	2.80%	7/15/2030	166	174,216
Garda World Security Corp. (Canada)†(d)	4.625%	2/15/2027	283	284,415
Global Payments, Inc.	3.20%	8/15/2029	572	635,223
Pepperdine University	3.301%	12/1/2059	102	111,298
United Rentals North America, Inc.	4.00%	7/15/2030	268	283,410
Total				2,047,287

Chemicals 1.00%
Ashland LLC	6.875%	5/15/2043	60	79,158
CF Industries, Inc.	4.95%	6/1/2043	433	540,438
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	3.50%	7/19/2022	400	403,368
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	4.125%	7/19/2027	450	464,130
Nouryon Holding BV (Netherlands)†(d)	8.00%	10/1/2026	250	268,281
Nutrition & Biosciences, Inc.†	1.23%	10/1/2025	1,145	1,159,992
Total				2,915,367

Coal 0.04%
Warrior Met Coal, Inc.†	8.00%	11/1/2024	111	111,087

Computer Hardware 0.82%
Banff Merger Sub, Inc.†	9.75%	9/1/2026	490	525,598
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	8	8,854
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	115	139,699
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	772	1,122,133

106	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware (continued)
Leidos, Inc.	5.50%		7/1/2033	$27	$32,779
Leidos, Inc.	7.125%		7/1/2032	192	261,804
Western Digital Corp.	4.75%		2/15/2026	254	277,733
Total					2,368,600

Construction/Homebuilding 0.83%
Century Communities, Inc.	6.75%		6/1/2027	490	526,948
Installed Building Products, Inc.†	5.75%		2/1/2028	526	559,433
NVR, Inc.	3.00%		5/15/2030	504	548,219
PulteGroup, Inc.	5.00%		1/15/2027	250	295,469
Toll Brothers Finance Corp.	4.35%		2/15/2028	121	134,741
Toll Brothers Finance Corp.	4.875%		3/15/2027	43	49,445
TRI Pointe Group, Inc.	5.25%		6/1/2027	266	291,552
Total					2,405,807

Containers 0.22%
Ball Corp.	2.875%		8/15/2030	572	569,855
Intertape Polymer Group, Inc. (Canada)†(d)	7.00%		10/15/2026	79	84,021
Total					653,876

Drugs 1.97%
AstraZeneca plc (United Kingdom)(d)	4.00%		1/17/2029	379	457,258
Bayer Corp.†	6.65%		2/15/2028	203	262,897
Bayer US Finance II LLC†	4.25%		12/15/2025	1,194	1,368,045
Becton Dickinson & Co.	1.28% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	617	622,403
Cigna Corp.	3.90%		2/15/2022	1,538	1,602,431
Cigna Corp.	4.125%		11/15/2025	663	763,190
CVS Health Corp.	3.625%		4/1/2027	563	640,252
Total					5,716,476

Electric: Power 3.67%
AES Corp. (The)	5.125%		9/1/2027	541	597,380
Ausgrid Finance Pty Ltd. (Australia)†(d)	4.35%		8/1/2028	25	28,903
Cemig Geracao e Transmissao SA (Brazil)†(d)	9.25%		12/5/2024	200	228,950
Dominion Energy South Carolina, Inc.	6.625%		2/1/2032	6	8,667
DTE Electric Co.	2.625%		3/1/2031	810	897,765
Duquesne Light Holdings, Inc.†	2.532%		10/1/2030	924	945,689
Eskom Holdings SOC Ltd. (South Africa)†(d)	5.75%		1/26/2021	200	199,324
Exelon Generation Co. LLC	3.25%		6/1/2025	279	300,908
FirstEnergy Corp.	3.90%		7/15/2027	556	615,270

See Notes to Financial Statements.	107

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
ITC Holdings Corp.	3.35%	11/15/2027	$206	$229,809
Liberty Utilities Finance GP 1†	2.05%	9/15/2030	480	481,522
Cikarang Listrindo Tbk PT (Indonesia)†(d)	4.95%	9/14/2026	350	362,250
NRG Energy, Inc.†(f)	2.45%	12/2/2027	283	290,452
NRG Energy, Inc.†	4.45%	6/15/2029	619	708,287
NRG Energy, Inc.	5.75%	1/15/2028	254	277,679
Oglethorpe Power Corp.	5.95%	11/1/2039	340	447,849
Pennsylvania Electric Co.†	3.60%	6/1/2029	175	192,691
Perusahaan Listrik Negara PT (Indonesia)†(d)	4.125%	5/15/2027	200	221,912
Perusahaan Listrik Negara PT (Indonesia)†(d)	5.25%	10/24/2042	200	238,574
PSEG Power LLC	8.625%	4/15/2031	700	1,032,481
Puget Energy, Inc.	6.00%	9/1/2021	796	827,670
Southwestern Electric Power Co.	4.10%	9/15/2028	1,105	1,291,814
Star Energy Geothermal Darajat II /Star Energy Geothermal Salak (Indonesia)†(d)	4.85%	10/14/2038	200	217,463
Total				10,643,309

Electrical Equipment 0.86%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027	1,637	1,840,786
Microchip Technology, Inc.	4.333%	6/1/2023	598	647,796
Total				2,488,582

Electronics 0.45%
Jabil, Inc.	3.00%	1/15/2031	468	490,060
Roper Technologies, Inc.	1.40%	9/15/2027	804	814,661
Total				1,304,721

Energy Equipment & Services 0.32%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	400	428,116
Greenko Solar Mauritius Ltd. (Mauritius)†(d)	5.95%	7/29/2026	210	227,082
TerraForm Power Operating LLC†	4.75%	1/15/2030	245	266,367
Total				921,565

Entertainment 0.80%
Caesars Entertainment Inc.†	8.125%	7/1/2027	266	292,933
Cedar Fair LP	5.25%	7/15/2029	282	289,527
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	283	279,552
Penn National Gaming, Inc.†	5.625%	1/15/2027	410	426,953
Scientific Games International, Inc.†	7.25%	11/15/2029	336	357,210
Scientific Games International, Inc.†	8.25%	3/15/2026	265	284,691

108	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment (continued)
Vail Resorts, Inc.†	6.25%	5/15/2025	$378	$404,932
Total				2,335,798

Environmental Services 0.08%
Stericycle, Inc.†	3.875%	1/15/2029	226	235,323

Financial Services 2.19%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%	1/16/2024	1,050	1,131,529
Affiliated Managers Group, Inc.	3.50%	8/1/2025	197	218,774
Aircastle Ltd.	4.25%	6/15/2026	550	561,104
Ally Financial, Inc.	8.00%	11/1/2031	541	776,505
Avolon Holdings Funding Ltd. (Ireland)†(d)	4.25%	4/15/2026	134	138,948
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%	5/15/2024	418	446,830
Brightsphere Investment Group, Inc.	4.80%	7/27/2026	11	11,837
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	397	349,213
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028	269	280,601
Navient Corp.	6.75%	6/25/2025	464	500,262
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	20	22,293
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	303	345,580
OneMain Finance Corp.	5.375%	11/15/2029	521	569,192
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%	2/15/2024	382	408,055
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	279	277,818
SURA Asset Management SA (Colombia)†(d)	4.375%	4/11/2027	200	225,212
SURA Asset Management SA (Columbia)†(d)	4.875%	4/17/2024	100	109,701
Total				6,373,454

Food 1.12%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	123	129,789
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	628	687,471
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	371	388,851
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(d)	5.625%	8/15/2026	270	275,011
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	416	476,844
Kraft Heinz Foods Co.	4.375%	6/1/2046	814	869,542
Minerva Luxembourg SA (Luxembourg)†(d)	5.875%	1/19/2028	400	430,200
Total				3,257,708

See Notes to Financial Statements.	109

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Products 1.25%
Alcon Finance Corp.†	2.60%	5/27/2030	$1,104	$1,173,053
Boston Scientific Corp.	2.65%	6/1/2030	701	753,233
Stryker Corp.	1.95%	6/15/2030	932	965,271
Zimmer Biomet Holdings, Inc.	5.75%	11/30/2039	555	734,627
Total				3,626,184

Health Care Services 3.31%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029	533	562,981
Adventist Health System	2.952%	3/1/2029	116	122,274
Advocate Health & Hospitals Corp.	3.387%	10/15/2049	203	229,697
Anthem, Inc.	2.25%	5/15/2030	301	315,511
Centene Corp.	3.375%	2/15/2030	271	284,465
CommonSpirit Health	3.347%	10/1/2029	692	751,797
DaVita, Inc.†	3.75%	2/15/2031	391	390,267
Encompass Health Corp.	4.50%	2/1/2028	270	282,995
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	55	61,069
HCA, Inc.	4.125%	6/15/2029	1,188	1,373,508
HCA, Inc.	4.50%	2/15/2027	354	407,287
HCA, Inc.	5.25%	6/15/2026	450	531,587
LifePoint Health, Inc.†	4.375%	2/15/2027	371	373,782
LifePoint Health, Inc.†	6.75%	4/15/2025	139	148,730
MEDNAX, Inc.†	6.25%	1/15/2027	261	279,917
Radiology Partners, Inc.†	9.25%	2/1/2028	263	287,327
Select Medical Corp.†	6.25%	8/15/2026	499	533,451
Surgery Center Holdings, Inc.†	6.75%	7/1/2025	44	44,798
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	197	216,084
Tenet Healthcare Corp.†	6.25%	2/1/2027	223	233,904
Tenet Healthcare Corp.	6.75%	6/15/2023	140	150,710
Tenet Healthcare Corp.	7.00%	8/1/2025	412	426,253
UnitedHealth Group, Inc.	3.875%	12/15/2028	475	573,245
Universal Health Services, Inc.†	2.65%	10/15/2030	489	504,672
Universal Health Services, Inc.†	5.00%	6/1/2026	500	520,530
Total				9,606,841

Household Equipment/Products 0.14%
Newell Brands, Inc.	5.875%	4/1/2036	331	398,855

Insurance 0.30%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%	11/15/2025	271	278,283
Assurant, Inc.	3.70%	2/22/2030	162	174,174

110	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Insurance (continued)
Protective Life Corp.	8.45%		10/15/2039		$275	$435,086
Total						887,543

Investment Management Companies 0.09%
Temasek Financial I Ltd. (Singapore)†(d)	2.50%		10/6/2070		250	254,104

Leisure 0.51%
Carnival Corp.†	7.625%		3/1/2026		171	181,845
Carnival Corp.†	11.50%		4/1/2023		410	467,484
Royal Caribbean Cruises Ltd.†	11.50%		6/1/2025		237	278,771
Viking Cruises Ltd.†	13.00%		5/15/2025		470	553,131
Total						1,481,231

Lodging 0.83%
Boyd Gaming Corp.	4.75%		12/1/2027		162	164,958
Boyd Gaming Corp.	6.00%		8/15/2026		410	427,937
Hilton Domestic Operating Co., Inc.	4.875%		1/15/2030		504	544,317
Las Vegas Sands Corp.	3.50%		8/18/2026		1,046	1,100,292
Las Vegas Sands Corp.	3.90%		8/8/2029		158	165,676
Total						2,403,180

Machinery: Agricultural 1.58%
Altria Group, Inc.	4.80%		2/14/2029		475	569,006
BAT Capital Corp.	3.557%		8/15/2027		16	17,788
BAT International Finance plc (United Kingdom)(d)	1.668%		3/25/2026		2,750	2,802,594
Imperial Brands Finance plc (United Kingdom)†(d)	3.875%		7/26/2029		509	574,938
MHP Lux SA (Luxembourg)†(d)	6.25%		9/19/2029		400	404,000
MHP Lux SA (Luxembourg)†(d)	6.95%		4/3/2026		200	212,294
Total						4,580,620

Machinery: Industrial/Specialty 1.23%
IDEX Corp.	3.00%		5/1/2030		471	522,521
nVent Finance Sarl (Luxembourg)(d)	4.55%		4/15/2028		944	1,022,241
Stanley Black & Decker, Inc.	4.00% (5 Yr Treasury CMT + 2.66%	)#	3/15/2060		393	416,575
Vertical Midco GmbH†(b)	4.375%		7/15/2027	EUR	115	144,315
Vertical US Newco, Inc.†	5.25%		7/15/2027		$307	322,925
Westinghouse Air Brake Technologies Corp.	4.95%		9/15/2028		973	1,136,800
Total						3,565,377

Manufacturing 0.04%
Amsted Industries, Inc.†	4.625%		5/15/2030		112	119,057

See Notes to Financial Statements.	111

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media 2.96%
AMC Networks, Inc.	4.75%	8/1/2025	$651	$671,178
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	538	570,415
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	134	141,002
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	28	40,009
Cox Communications, Inc.†	8.375%	3/1/2039	742	1,266,165
CSC Holdings LLC†	5.50%	4/15/2027	745	787,092
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	621	482,439
DISH DBS Corp.	7.75%	7/1/2026	588	669,723
Globo Comunicacao e Participacoes SA (Brazil)†(d)	4.875%	1/22/2030	325	338,978
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027	647	690,876
Scripps Escrow, Inc.†	5.875%	7/15/2027	375	378,281
Sirius XM Radio, Inc.†	3.875%	8/1/2022	391	397,354
TEGNA, Inc.	5.00%	9/15/2029	515	542,197
Time Warner Cable LLC	7.30%	7/1/2038	1,101	1,618,815
Time Warner Entertainment Co. LP	8.375%	7/15/2033	6	9,360
Total				8,603,884

Metals & Minerals: Miscellaneous 1.09%
Anglo American Capital plc (United Kingdom)†(d)	4.75%	4/10/2027	600	702,328
Antofagasta plc (Chile)†(d)	2.375%	10/14/2030	400	398,600
Chinalco Capital Holdings Ltd.	4.00%	8/25/2021	220	222,090
FMG Resources August 2006 Pty Ltd. (Australia)†(d)	4.50%	9/15/2027	256	281,088
Freeport-McMoRan, Inc.	4.125%	3/1/2028	259	273,083
Freeport-McMoRan, Inc.	4.25%	3/1/2030	390	424,425
Glencore Funding LLC†	4.875%	3/12/2029	580	687,656
Hecla Mining Co.	7.25%	2/15/2028	164	176,866
Kinross Gold Corp. (Canada)(d)	5.95%	3/15/2024	7	7,991
Total				3,174,127

Natural Gas 0.97%
CenterPoint Energy Resources Corp.	1.75%	10/1/2030	670	682,889
Dominion Energy Gas Holdings LLC	4.60%	12/15/2044	200	256,227
ENN Energy Holdings Ltd. (China)†(d)	2.625%	9/17/2030	200	201,497
National Fuel Gas Co.	5.50%	1/15/2026	458	514,377
NiSource, Inc.	3.49%	5/15/2027	1,029	1,158,608
Total				2,813,598

112	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 3.00%
Apache Corp.	4.375%		10/15/2028	$145	$147,846
Apache Corp.	4.625%		11/15/2025	273	284,179
Citgo Holding, Inc.†	9.25%		8/1/2024	263	235,385
CITGO Petroleum Corp.†	7.00%		6/15/2025	260	253,987
Continental Resources, Inc.	3.80%		6/1/2024	284	287,801
CrownRock LP/CrownRock Finance, Inc.†	5.625%		10/15/2025	265	270,201
Diamondback Energy, Inc.	3.50%		12/1/2029	281	294,934
Diamondback Energy, Inc.	4.75%		5/31/2025	122	136,147
Diamondback Energy, Inc.	5.375%		5/31/2025	689	717,378
Empresa Nacional del Petroleo (Chile)†(d)	3.75%		8/5/2026	255	276,720
Eni SpA (Italy)†(d)	5.70%		10/1/2040	100	122,400
Eni USA, Inc.	7.30%		11/15/2027	70	92,090
EQT Corp.	7.875%		2/1/2025	391	448,240
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%		11/1/2028	288	286,116
Laredo Petroleum, Inc.	9.50%		1/15/2025	395	269,216
MEG Energy Corp. (Canada)†(d)	7.00%		3/31/2024	184	185,380
MEG Energy Corp. (Canada)†(d)	7.125%		2/1/2027	607	596,377
Murphy Oil Corp.	5.875%		12/1/2027	276	250,211
PDC Energy, Inc.	5.75%		5/15/2026	280	279,125
Pertamina Persero PT (Indonesia)†(d)	4.70%		7/30/2049	200	228,019
Petroleos Mexicanos (Mexico)(d)	4.50%		1/23/2026	614	579,819
Petroleos Mexicanos (Mexico)(d)	5.35%		2/12/2028	360	337,662
Range Resources Corp.†	9.25%		2/1/2026	280	290,780
Saudi Arabian Oil Co. (Saudi Arabia)†(d)	2.875%		4/16/2024	600	634,566
Southwestern Energy Co.	7.75%		10/1/2027	410	433,319
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	3.25%		8/15/2030	200	209,103
Viper Energy Partners LP†	5.375%		11/1/2027	531	561,607
Total					8,708,608

Oil: Crude Producers 1.98%
AI Candelaria Spain SLU (Spain)†(d)	7.50%		12/15/2028	300	336,528
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	588	402,366
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	161	176,854
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(d)	3.25%		9/30/2040	602	625,440
MPLX LP	3.375%		3/15/2023	467	493,496
MPLX LP	5.25%		1/15/2025	485	498,456

See Notes to Financial Statements.	113

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
NGPL PipeCo LLC†	4.875%	8/15/2027	$600	$670,863
Sabine Pass Liquefaction LLC	5.875%	6/30/2026	1,883	2,259,407
Western Midstream Operating LP	5.05%	2/1/2030	277	296,218
Total				5,759,628

Oil: Integrated Domestic 0.10%
National Oilwell Varco, Inc.	3.60%	12/1/2029	271	277,866

Paper & Forest Products 0.13%
Suzano Austria GmbH (Brazil)(d)	3.75%	1/15/2031	355	374,614

Real Estate Investment Trusts 1.80%
Country Garden Holdings Co. Ltd. (China)(d)	4.75%	9/28/2023	200	204,606
EPR Properties	4.95%	4/15/2028	421	417,677
Equinix, Inc.	1.55%	3/15/2028	813	820,903
ESH Hospitality, Inc.†	4.625%	10/1/2027	395	401,518
Goodman US Finance Three LLC†	3.70%	3/15/2028	356	390,484
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	194	211,104
Kaisa Group Holdings Ltd. (China)(d)	9.375%	6/30/2024	200	193,006
Kaisa Group Holdings Ltd. (China)†(d)	11.95%	10/22/2022	200	211,000
Longfor Group Holdings Ltd. (China)(d)	4.50%	1/16/2028	200	221,370
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	276	291,353
Sunac China Holdings Ltd. (China)(d)	7.875%	2/15/2022	420	430,500
VEREIT Operating Partnership LP	4.875%	6/1/2026	739	845,684
Yuzhou Group Holdings Co. Ltd. (China)(d)	6.00%	10/25/2023	200	203,125
Zhenro Properties Group Ltd. (China)(d)	8.65%	1/21/2023	360	372,597
Total				5,214,927

Retail 1.66%
Alimentation Couche-Tard, Inc. (Canada)†(d)	2.70%	7/26/2022	580	599,861
AutoNation, Inc.	4.75%	6/1/2030	47	56,589
Gap, Inc. (The)†	8.625%	5/15/2025	490	545,247
IRB Holding Corp.†	7.00%	6/15/2025	499	546,083
L Brands, Inc.†	6.625%	10/1/2030	262	288,364
Lithia Motors, Inc.†	4.625%	12/15/2027	474	504,514
Murphy Oil USA, Inc.	4.75%	9/15/2029	500	532,407
PetSmart, Inc.†	5.875%	6/1/2025	268	271,585
PetSmart, Inc.†	8.875%	6/1/2025	249	251,179
Rite Aid Corp.†	8.00%	11/15/2026	436	443,085

114	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Sally Holdings LLC/Sally Capital, Inc.	5.625%	12/1/2025	$266	$272,983
Yum! Brands, Inc.†	7.75%	4/1/2025	460	510,025
Total				4,821,922

Steel 0.44%
CSN Resources SA (Brazil)†(d)	7.625%	2/13/2023	200	209,300
Steel Dynamics, Inc.	5.00%	12/15/2026	990	1,056,869
Total				1,266,169

Technology 2.18%
Alibaba Group Holding Ltd. (China)(d)	3.60%	11/28/2024	630	695,179
Baidu, Inc. (China)(d)	2.375%	10/9/2030	215	221,282
E*TRADE Financial Corp.	3.80%	8/24/2027	244	279,709
E*TRADE Financial Corp.	4.50%	6/20/2028	17	20,507
GrubHub Holdings, Inc.†	5.50%	7/1/2027	527	552,691
JD.com, Inc. (China)(d)	3.375%	1/14/2030	335	365,835
Match Group Holdings II LLC†	4.125%	8/1/2030	520	539,094
Match Group Holdings II LLC†	5.625%	2/15/2029	156	170,430
Meituan (China)†(d)	3.05%	10/28/2030	310	321,495
Netflix, Inc.†	3.625%	6/15/2025	108	114,683
Netflix, Inc.†	4.875%	6/15/2030	234	271,001
Netflix, Inc.	6.375%	5/15/2029	659	827,730
Prosus NV (Netherlands)†(d)	3.68%	1/21/2030	200	218,445
Tencent Holdings Ltd. (China)†(d)	3.595%	1/19/2028	620	682,867
Uber Technologies, Inc.†	8.00%	11/1/2026	220	237,463
VeriSign, Inc.	4.625%	5/1/2023	796	805,452
Total				6,323,863

Telecommunications 1.75%
AT&T, Inc.	4.30%	2/15/2030	2,671	3,191,479
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(d)	6.75%	10/1/2026	397	412,026
Frontier Communications Corp.†	5.00%	5/1/2028	325	330,688
Logan Merger Sub, Inc.†	5.50%	9/1/2027	270	280,463
Sprint Capital Corp.	6.875%	11/15/2028	377	490,317
Zayo Group Holdings, Inc.†	4.00%	3/1/2027	263	261,999
Zayo Group Holdings, Inc.†	6.125%	3/1/2028	108	114,396
Total				5,081,368

See Notes to Financial Statements.	115

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Toys 0.48%
Hasbro, Inc.	3.00%		11/19/2024		$796	$858,197
Mattel, Inc.	5.45%		11/1/2041		137	145,808
Mattel, Inc.†	6.75%		12/31/2025		381	401,079
Total						1,405,084

Transportation: Miscellaneous 0.26%
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027		434	460,854
XPO Logistics, Inc.†	6.25%		5/1/2025		265	284,378
Total						745,232
Total Corporate Bonds (cost $153,813,251)						160,110,691

FLOATING RATE LOAN(g) 0.00%

Transportation: Miscellaneous
Gruden Acquisition, Inc. 2nd Lien Term Loan (cost $12,018)	9.50% (3 Mo. LIBOR + 8.50%	)	8/18/2023		12	10,920

FOREIGN GOVERNMENT OBLIGATIONS 4.95%

Bermuda 0.30%
Bermuda Government International Bond†	2.375%		8/20/2030		825	858,413

China 0.18%
China Government International Bond†(d)	2.25%		10/21/2050		520	519,468

Dominican Republic 0.33%
Dominican Republic†(d)	4.875%		9/23/2032		900	965,250

Egypt 0.44%
Republic of Egypt†(d)	4.55%		11/20/2023		200	205,039
Republic of Egypt†(d)	6.588%		2/21/2028		1,000	1,073,925
Total						1,278,964

Guatemala 0.24%
Republic of Guatemala†(d)	4.90%		6/1/2030		600	689,916

Japan 2.21%
Development Bank of Japan, Inc.†(d)	1.00%		8/27/2030		682	679,398
Japan Treasury Discount Bill(b)	Zero Coupon		2/22/2021	JPY	600,000	5,748,383
Total						6,427,781

Kenya 0.22%
Republic of Kenya†(d)	7.25%		2/28/2028		$575	633,117

116	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Nigeria 0.22%
Republic of Nigeria†(d)	6.375%	7/12/2023	$600	$644,205

Peru 0.06%
Peruvian Government International Bond(d)	2.392%	1/23/2026	160	168,720

Qatar 0.33%
State of Qatar†(d)	3.25%	6/2/2026	600	667,248
State of Qatar†(d)	5.103%	4/23/2048	200	286,505
Total				953,753

Saudi Arabia 0.15%
Saudi International Bond†(d)	3.625%	3/4/2028	400	447,127

Turkey 0.13%
Republic of Turkey(d)	4.25%	4/14/2026	200	192,758
Republic of Turkey(d)	5.25%	3/13/2030	200	193,826
Total				386,584

Ukraine 0.14%
Ukraine Government International Bond†(d)	7.75%	9/1/2023	360	391,569
Total Foreign Government Obligations (cost $14,167,778)				14,364,867

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATION 0.00%
Government National Mortgage Assoc. 2017-76 AS (cost $9,746)	2.65%	11/16/2050	10	10,318

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 14.30%
Federal Home Loan Mortgage Corp.	4.00%	10/1/2049	373	421,306
Federal National Mortgage Assoc.(h)	2.50%	TBA	2,593	2,717,098
Federal National Mortgage Assoc.(h)	3.00%	TBA	22,050	23,036,652
Federal National Mortgage Assoc.	3.50%	9/1/2047 - 3/1/2050	4,038	4,363,310
Federal National Mortgage Assoc.(h)	3.50%	TBA	5,900	6,224,269
Federal National Mortgage Assoc.	4.00%	1/1/2048	467	527,216
Federal National Mortgage Assoc.(h)	4.00%	TBA	3,969	4,234,504
Total Government Sponsored Enterprises Pass-Throughs (cost $41,278,103)				41,524,355

MUNICIPAL BONDS 0.58%

Miscellaneous
California	7.30%	10/1/2039	75	123,553
California	7.625%	3/1/2040	115	199,791
California Health Facilities Financing Authority	3.034%	6/1/2034	115	122,576

See Notes to Financial Statements.	117

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous (continued)
City of San Antonio TX Airport System, Revenue Bonds Series B	3.527%		7/1/2040	$245	$255,471
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	208	219,180
Michigan Finance Authority	3.084%		12/1/2034	300	323,949
New Jersey Educational Facilities Authority	3.636%		9/1/2029	182	192,136
Permanent University Fund - Texas A&M University System	3.66%		7/1/2047	220	242,143
Total Municipal Bonds (cost $1,586,093)					1,678,799

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.72%
1345 Avenue of the Americas & Park Avenue Plaza Trust 2005-1 A3†	5.278%		8/10/2035	49	52,551
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(i)	12/25/2059	109	110,740
Angel Oak Mortgage Trust I LLC 2019-4 A1†	2.993%	#(i)	7/26/2049	307	311,670
AREIT Trust 2018-CRE2 A†	1.116% (1 Mo. LIBOR + .98%	)#	11/14/2035	36	35,559
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.071% (1 Mo. LIBOR + .93%	)#	12/15/2036	1,075	1,030,024
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.091% (1 Mo. LIBOR + .95%	)#	6/15/2035	100	96,828
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	1.741% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	100	94,524
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	168	168,418
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	175	179,243
BBCMS Mortgage Trust 2018-TALL E†	2.578% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	64	57,077
BBCMS Mortgage Trust 2019-BWAY A†	1.097% (1 Mo. LIBOR + .96%	)#	11/15/2034	197	192,239
BBCMS Mortgage Trust 2019-BWAY B†	1.451% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	87	84,164
BBCMS Mortgage Trust 2019-BWAY C†	1.751% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	350	330,758
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	100	101,951
BX Commercial Mortgage Trust 2018-BIOA A†	0.812% (1 Mo. LIBOR + .67%	)#	3/15/2037	70	70,096
BX Commercial Mortgage Trust 2019-XL C†	1.391% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	142	142,396
BX Commercial Mortgage Trust 2019-XL D†	1.591% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	161	161,106
BX Commercial Mortgage Trust 2019-XL E†	1.941% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	95	94,676
BX Trust 2018-GW A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2035	55	53,585
BX Trust 2019-OC11 A†	3.202%		12/9/2041	397	426,442

118	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CF Trust 2019-BOSS A1†	3.391% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	$222	$205,048	(c)
CF Trust 2019-MF1 C†	2.65% (1 Mo. LIBOR + 1.65%	)#	8/21/2032	378	376,885
CF Trust 2019-MF1 D†	2.95% (1 Mo. LIBOR + 1.95%	)#	8/21/2032	706	706,498
Citigroup Commercial Mortgage Trust 2016-GC36 AS	3.849%		2/10/2049	98	107,766
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	485	340,631
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(i)	4/15/2049	25	16,133
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	86,989
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(i)	8/10/2047	835	665,538
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#(i)	12/10/2047	50	52,875
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(i)	2/10/2048	707	469,803
Commercial Mortgage Pass-Through Certificates 2015-PC1 A5	3.902%		7/10/2050	275	305,298
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(i)	7/10/2050	53	59,183
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.576%	#(i)	7/10/2050	50	53,476
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.576%	#(i)	7/10/2050	10	9,678
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.576%	#(i)	7/10/2050	425	342,703
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	88	96,244
Commercial Mortgage Pass-Through Certificates 2017-COR2 AM	3.803%		9/10/2050	200	224,481
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.391% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	683	663,907
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(i)	2/25/2050	260	264,850
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	592	595,674
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.532%	#(i)	11/15/2049	1,250	782,802
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	214	236,764
Deephaven Residential Mortgage Trust 2019-3A A1†	2.964%	#(i)	7/25/2059	323	327,991

See Notes to Financial Statements.	119

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust 2019-4A A1†	2.791%	#(i)	10/25/2059	$211	$215,115
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(i)	1/25/2060	159	161,603
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(i)	10/25/2065	188	188,601
Exantas Capital Corp., Ltd. 2019-RSO7 A†	1.144% (1 Mo. LIBOR + 1.00%	)#	4/15/2036	56	55,778
Exantas Capital Corp., Ltd. 2019-RSO7 AS†	1.644% (1 Mo. LIBOR + 1.50%	)#	4/15/2036	100	99,000
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	134	139,848
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	100	101,989
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	126	128,746
Great Wolf Trust 2019-WOLF A†	1.175% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	512	497,516
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.091% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	95,822
GS Mortgage Securities Corp. Trust 2019-70P A†	1.141% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	1,219	1,184,460
GS Mortgage Securities Corp. Trust 2019-70P B†	1.461% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	813	772,985
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	0.50%	#(i)	10/15/2036	86,776	156,197
GS Mortgage Securities Corp. Trust 2019-SMP A†	1.291% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	750	735,129
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.641% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	525	507,060
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	0.606%	#(i)	8/15/2032	36,803	9,157
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(i)	4/10/2031	154	152,974
GS Mortgage Securities Trust 2014-GC26 C	4.662%	#(i)	11/10/2047	50	46,549
Hilton Orlando Trust 2018-ORL A†	0.911% (1 Mo. LIBOR + .77%	)#	12/15/2034	45	43,776
JPMorgan Chase Commercial Mortgage Securities Trust	3.75%		9/15/2029	325	307,833	(c)
JPMorgan Chase Commercial Mortgage Securities Trust	4.65%		9/15/2029	325	304,204	(c)
JPMorgan Chase Commercial Mortgage Securities Trust	5.35%		9/15/2029	325	300,515	(c)
JPMorgan Chase Commercial Mortgage Securities Trust	6.305%		9/15/2029	325	295,388	(c)

120	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust	7.35%		9/15/2029	$325	$292,182	(c)
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A3	2.829%		10/15/2045	7	7,471
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(i)	6/10/2027	100	10,913
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(i)	7/15/2048	10	9,970
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	103	103,208
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	684	664,696
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	294	282,239
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.741% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	30	28,285
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	10	9,669
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.35% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	10	9,443
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	10	9,528
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.388% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	26	25,506
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	10	10,432
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	10	10,356
LoanCore Issuer Ltd. 2019-CRE3 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	900	885,813
Motel 6 Trust 2017-MTL6 E†	3.391% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	28	27,859
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(i)	11/15/2032	50	51,560
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(i)	11/15/2032	50	51,168
Natixis Commercial Mortgage Securities Trust 2019-1776 XCP IO†	0.634%	#(i)	10/15/2036	36,272	207,113
New Residential Mortgage Loan Trust 2019-NQM3 A1†	2.802%	#(i)	7/25/2049	285	288,624
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(i)	1/26/2060	98	99,965

See Notes to Financial Statements.	121

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
PFP Ltd. 2019-6 B†	1.836% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	$500	$491,250
PFP Ltd. 2019-6 C†	2.236% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	332	320,380
Prima Capital CRE Securitization Ltd. 2019-RK1 AG†	4.00%		4/15/2038	165	170,333
Prima Capital CRE Securitization Ltd. 2019-RK1 AT†	4.45%		4/15/2038	100	105,301	(c)
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	16	16,843
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	845	861,168
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(i)	2/25/2024	86	87,970
RETL 2019-RVP C†	2.241% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	70	63,658
SG Commercial Mortgage Securities Trust 2019-787E IO†	0.456%	#(i)	2/15/2041	1,217	30,311
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(i)	2/25/2050	154	157,896
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	365	371,793
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	680	681,584
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(i)	4/25/2065	425	427,043
VMC Finance LLC 2019-FL3 A†	1.244% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	1,575	1,553,894
Wells Fargo Commercial Mortgage Trust 2013-LC12 B	4.41%	#(i)	7/15/2046	494	470,120	(c)
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	165	178,880
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.238%	#(i)	5/15/2048	60	52,426
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(i)	7/15/2048	1,270	1,224,630
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(i)	11/15/2050	146	155,482
Wells Fargo Commercial Mortgage Trust 2017-HSDB A†	0.991% (1 Mo. LIBOR + .85%	)#	12/13/2031	200	194,398
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	98	98,626
WF-RBS Commercial Mortgage Trust 2012-C8 C	5.048%	#(i)	8/15/2045	50	50,375
WF-RBS Commercial Mortgage Trust 2013-C12 B	3.863%	#(i)	3/15/2048	25	26,148
WF-RBS Commercial Mortgage Trust 2013-C12 C	4.46%	#(i)	3/15/2048	50	50,612
Total Non-Agency Commercial Mortgage-Backed Securities (cost $29,474,057)					28,212,630

U.S. TREASURY OBLIGATIONS 6.93%
U.S. Treasury Bill	Zero Coupon		2/4/2021	5,679	5,678,281
U.S. Treasury Bond	1.125%		5/15/2040	8,271	7,949,853
U.S. Treasury Bond	1.375%		8/15/2050	1,522	1,446,494
U.S. Treasury Bond	1.625%		11/15/2050	2,243	2,267,007

122	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bond	2.375%	11/15/2049	$2,131	$2,538,803
U.S. Treasury Note	0.25%	10/31/2025	230	228,814
Total U.S. Treasury Obligations (cost $20,222,494)				20,109,252
Total Long-Term Investments (cost $307,374,175)				313,048,451

SHORT-TERM INVESTMENT 3.59%

REPURCHASE AGREEMENT 3.59%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $10,632,500 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $10,626,684; proceeds: $10,418,273 (cost $10,418,273)			10,418	10,418,273
Total Investments in Securities 111.42% (cost $317,792,448)				323,466,724
Liabilities in Excess of Cash, Foreign Cash and Other Assets(j) (11.42%)				(33,161,038)
Net Assets 100.00%				$290,305,686

CAD	Canadian dollar.
EUR	Euro.
JPY	Japanese yen.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $133,057,676, which represents 45.83% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Amount is less than $1,000.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Foreign security traded in U.S. dollars.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Securities purchased on a when-issued basis (See Note 2(i)).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	123

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2020(1):

Referenced Index*	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX. NA.IG.35(4)(5)	Credit Suisse	1.00%	12/20/2025	$5,600,000	$5,739,103	$(124,388)	$(14,715)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $14,715.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	12/15/2020	149,000	$113,091	$114,740	$(1,649)
Canadian dollar	Sell	Barclays Bank plc	1/20/2021	781,000	595,140	601,571	(6,431)
Euro	Sell	Credit Agricole	12/4/2020	115,000	136,406	137,184	(778)
Japanese yen	Sell	State Street Bank and Trust	2/22/2021	600,000,000	5,737,602	5,755,305	(17,703)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(26,561)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2021	31	Long	$5,403,862	$5,422,094	$18,232
U.S. Ultra Treasury Bond	March 2021	58	Long	12,456,421	12,529,812	73,391
Total Unrealized Appreciation on Open Futures Contracts						$91,623

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2021	84	Short	$(13,178,574)	$(13,198,500)	$(19,926)

124	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$22,224,182	$718,162	$22,942,344
Remaining Industries	–	24,084,275	–	24,084,275
Corporate Bonds	–	160,110,691	–	160,110,691
Floating Rate Loan	–	10,920	–	10,920
Foreign Government Obligations	–	14,364,867	–	14,364,867
Government Sponsored Enterprises Collateralized Mortgage Obligation	–	10,318	–	10,318
Government Sponsored Enterprises Pass-Throughs	–	41,524,355	–	41,524,355
Municipal Bonds	–	1,678,799	–	1,678,799
Non-Agency Commercial Mortgage-Backed Securities	–	25,932,039	2,280,591	28,212,630
U.S. Treasury Obligations	–	20,109,252	–	20,109,252
Short-Term Investment
Repurchase Agreement	–	10,418,273	–	10,418,273
Total	$–	$320,467,971	$2,998,753	$323,466,724

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(14,715)	–	(14,715)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(26,561)	–	(26,561)
Futures Contracts
Assets	91,623	–	–	91,623
Liabilities	(19,926)	–	–	(19,926)
Total	$71,697	$(41,276)	$–	$30,421

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	125

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2020

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2019	$1,125,658	$2,619,445
Accrued Discounts (Premiums)	376	(613)
Realized Gain (Loss)	18,965	(8,674)
Change in Unrealized Appreciation (Depreciation)	(10,756)	(194,030)
Purchases	591,622	–
Sales	(500,000)	(476,289)
Transfers into Level 3	–	513,483
Transfers out of Level 3	(507,703)	(172,731)
Balance as of November 30, 2020	$718,162	$2,280,591
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$12,921	$(189,253)

126	See Notes to Financial Statements.

Schedule of Investments

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.25%

ASSET-BACKED SECURITIES 0.24%

Other
Hardee’s Funding LLC 2018-1A A2II† (cost $24,500)	4.959%		6/20/2048	$25	$26,175

CORPORATE BONDS 94.09%

Aerospace/Defense 1.20%
Boeing Co. (The)	3.60%		5/1/2034	10	10,125
Boeing Co. (The)	5.705%		5/1/2040	10	12,662
Boeing Co. (The)	5.805%		5/1/2050	49	64,888
Boeing Co. (The)	5.93%		5/1/2060	32	43,629
Total					131,304

Air Transportation 0.11%
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	9	6,791
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(a)	4.25%		5/15/2034	5	5,270
Total					12,061

Automotive 1.02%
General Motors Co.	6.75%		4/1/2046	78	111,314

Banks: Regional 15.09%
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	50	50,651
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	249	282,184
Bank of Montreal (Canada)(a)	3.803% (5 Yr. Swap rate + 1.43%	)#	12/15/2032	45	50,953
Citigroup, Inc.	3.106% (SOFR + 2.75%	)#	4/8/2026	25	27,220
Citigroup, Inc.	3.668% (3 Mo. LIBOR + 1.39%	)#	7/24/2028	170	192,832
Comerica, Inc.	4.00%		2/1/2029	46	53,561
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	85	97,659
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	40	61,287
HSBC USA, Inc.	9.30%		6/1/2021	23	23,924
JPMorgan Chase & Co.	3.96% (3 Mo. LIBOR + 1.25%	)#	1/29/2027	50	57,217
JPMorgan Chase & Co.	8.00%		4/29/2027	120	165,583
Macquarie Bank Ltd. (Australia)†(a)	6.625%		4/7/2021	60	61,252
Morgan Stanley	3.875%		1/27/2026	90	102,969
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	36	43,878

See Notes to Financial Statements.	127

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Morgan Stanley	5.00%		11/24/2025	$5	$5,966
Santander UK plc (United Kingdom)(a)	7.95%		10/26/2029	30	40,699
Toronto-Dominion Bank (The) (Canada)(a)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031	20	22,557
Webster Financial Corp.	4.10%		3/25/2029	19	20,700
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	85	89,067
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	25	26,462
Wells Fargo & Co.	5.95%		12/1/2086	56	74,782
Westpac Banking Corp. (Australia)(a)	2.65%		1/16/2030	15	16,773
Westpac Banking Corp. (Australia)(a)	4.11% (5 Yr Treasury CMT + 2.00%	)#	7/24/2034	44	50,048
Westpac Banking Corp. (Australia)(a)	4.322% (5 Yr. Swap rate + 2.24%	)#	11/23/2031	27	30,560
Total					1,648,784

Beverages 1.75%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	55	70,338
Anheuser-Busch InBev Worldwide, Inc.	4.75%		1/23/2029	35	42,975
Anheuser-Busch InBev Worldwide, Inc.	8.20%		1/15/2039	45	77,611
Total					190,924

Biotechnology Research & Production 1.91%
Biogen, Inc.	2.25%		5/1/2030	71	73,474
Gilead Sciences, Inc.	4.15%		3/1/2047	20	24,617
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030	51	50,253
Royalty Pharma plc†	2.20%		9/2/2030	60	60,785
Total					209,129

Building Materials 1.52%
Boral Finance Pty Ltd. (Australia)†(a)	3.00%		11/1/2022	18	18,431
Carrier Global Corp.†	2.70%		2/15/2031	20	21,372
Carrier Global Corp.†	3.577%		4/5/2050	20	22,876
Owens Corning, Inc.	3.875%		6/1/2030	10	11,507
Owens Corning, Inc.	4.30%		7/15/2047	34	40,344
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	52	52,005
Total					166,535

Business Services 0.89%
CoStar Group, Inc.†	2.80%		7/15/2030	30	31,485
Global Payments, Inc.	2.90%		5/15/2030	11	12,029

128	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
Global Payments, Inc.	3.20%		8/15/2029	$44	$48,863
Pepperdine University	3.301%		12/1/2059	4	4,365
Total					96,742

Chemicals 0.74%
Albemarle Corp.	1.271% (3 Mo. LIBOR + 1.05%	)#	11/15/2022	15	15,001
Nutrition & Biosciences, Inc.†	1.832%		10/15/2027	34	34,752
Nutrition & Biosciences, Inc.†	2.30%		11/1/2030	30	30,869
Total					80,622

Computer Hardware 2.44%
Apple, Inc.	4.45%		5/6/2044	68	94,940
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	82	99,612
Dell International LLC/EMC Corp.†	8.35%		7/15/2046	17	24,710
Leidos Holdings, Inc.	5.95%		12/1/2040	30	35,813
Leidos, Inc.†	4.375%		5/15/2030	10	11,913
Total					266,988

Computer Software 0.85%
Oracle Corp.	6.125%		7/8/2039	60	92,683

Construction/Homebuilding 0.54%
NVR, Inc.	3.00%		5/15/2030	54	58,738

Drugs 4.59%
AbbVie, Inc.	4.25%		11/21/2049	65	82,444
AbbVie, Inc.	4.70%		5/14/2045	25	32,567
AbbVie, Inc.	4.875%		11/14/2048	15	20,482
AstraZeneca plc (United Kingdom)(a)	6.45%		9/15/2037	38	59,506
Bayer Corp.†	6.65%		2/15/2028	28	36,262
Cigna Corp.	4.80%		7/15/2046	25	33,365
Cigna Corp.	6.125%		11/15/2041	32	47,342
CVS Health Corp.	4.30%		3/25/2028	93	109,442
CVS Health Corp.	4.78%		3/25/2038	20	25,380
CVS Health Corp.	5.05%		3/25/2048	40	54,131
Total					500,921

Electric: Power 10.76%
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%		8/1/2028	16	18,498
Avista Corp.	4.35%		6/1/2048	21	26,925
Cleco Corporate Holdings LLC	4.973%		5/1/2046	23	26,720

See Notes to Financial Statements.	129

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Cleco Power LLC	6.00%	12/1/2040	$20	$26,987
Dominion Energy, Inc.	7.00%	6/15/2038	32	49,236
DTE Electric Co.	2.625%	3/1/2031	17	18,842
DTE Energy Co.	6.375%	4/15/2033	32	46,245
Duquesne Light Holdings, Inc.†	2.532%	10/1/2030	40	40,939
El Paso Electric Co.	5.00%	12/1/2044	10	11,705
El Paso Electric Co.	6.00%	5/15/2035	15	20,696
Emera US Finance LP	4.75%	6/15/2046	30	37,827
Entergy Arkansas LLC	4.95%	12/15/2044	27	29,525
Exelon Generation Co. LLC	5.60%	6/15/2042	66	73,719
FirstEnergy Transmission LLC†	4.55%	4/1/2049	10	11,689
Georgia Power Co.	4.75%	9/1/2040	20	26,319
Interstate Power & Light Co.	3.50%	9/30/2049	20	22,716
Interstate Power & Light Co.	4.70%	10/15/2043	10	12,889
ITC Holdings Corp.	3.35%	11/15/2027	25	27,889
Liberty Utilities Finance GP 1†	2.05%	9/15/2030	21	21,067
Mississippi Power Co.	4.25%	3/15/2042	45	55,387
Monongahela Power Co.†	4.10%	4/15/2024	25	27,098
New York State Electric & Gas Corp.†	3.30%	9/15/2049	22	23,487
NRG Energy, Inc.†(b)	2.45%	12/2/2027	10	10,263
NRG Energy, Inc.†	4.45%	6/15/2029	44	50,347
Oglethorpe Power Corp.	5.95%	11/1/2039	40	52,688
Ohio Edison Co.	8.25%	10/15/2038	33	50,650
Oklahoma Gas & Electric Co.	5.25%	5/15/2041	18	23,836
Progress Energy, Inc.	7.75%	3/1/2031	24	35,285
Public Service Co. of Oklahoma	6.625%	11/15/2037	20	29,155
Puget Energy, Inc.	3.65%	5/15/2025	12	13,307
Puget Energy, Inc.†	4.10%	6/15/2030	20	22,681
Puget Energy, Inc.	5.625%	7/15/2022	14	14,917
Puget Energy, Inc.	6.00%	9/1/2021	10	10,398
Puget Sound Energy, Inc.	5.764%	7/15/2040	18	25,417
San Diego Gas & Electric Co.	1.914%	2/1/2022	3	3,233
Southwestern Public Service Co.	3.15%	5/1/2050	12	13,430
Southwestern Public Service Co.	4.50%	8/15/2041	25	32,539
Tampa Electric Co.	6.15%	5/15/2037	12	16,965
TransAlta Corp. (Canada)(a)	4.50%	11/15/2022	41	42,451
Tucson Electric Power Co.	1.50%	8/1/2030	18	17,912
Vistra Operations Co. LLC†	3.55%	7/15/2024	50	53,830
Total				1,175,709

130	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Electrical Equipment 1.49%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%		1/15/2027		$110	$123,694
NXP BV/NXP Funding LLC (Netherlands)†(a)	3.15%		5/1/2027		36	39,325
Total						163,019

Electronics 0.65%
FLIR Systems, Inc.	2.50%		8/1/2030		30	31,451
Trimble, Inc.	4.75%		12/1/2024		24	27,566
Trimble, Inc.	4.90%		6/15/2028		10	11,865
Total						70,882

Financial Services 2.21%
Affiliated Managers Group, Inc.	3.50%		8/1/2025		16	17,769
Aircastle Ltd.	4.25%		6/15/2026		37	37,747
Ally Financial, Inc.	8.00%		11/1/2031		23	33,012
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026		5	5,185
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.125%		10/1/2023		7	7,373
Brightsphere Investment Group, Inc.	4.80%		7/27/2026		26	27,978
Charles Schwab Corp. (The)	5.375% (5 Yr Treasury CMT + 4.97%	)#	–	(c)	16	17,880
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		30	33,440
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		11	12,546
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024		45	48,069
Total						240,999

Food 0.51%
Sysco Corp.	2.40%		2/15/2030		30	31,544
Sysco Corp.	6.60%		4/1/2040		16	23,670
Total						55,214

Health Care Products 1.57%
Abbott Laboratories	4.75%		11/30/2036		30	41,649
Boston Scientific Corp.	2.65%		6/1/2030		68	73,067
Zimmer Biomet Holdings, Inc.	5.75%		11/30/2039		43	56,917
Total						171,633

Health Care Services 3.75%
Anthem, Inc.	2.25%		5/15/2030		77	80,712
CommonSpirit Health	3.347%		10/1/2029		85	92,345
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024		19	21,097

See Notes to Financial Statements.	131

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
HCA, Inc.	5.50%	6/15/2047	$46	$61,403
Kaiser Foundation Hospitals	4.15%	5/1/2047	20	26,315
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	26	28,587
New York and Presbyterian Hospital (The)	3.954%	8/1/2119	30	33,570
Northwell Healthcare, Inc.	3.979%	11/1/2046	27	30,612
NYU Langone Hospitals	4.368%	7/1/2047	22	26,118
NYU Langone Hospitals	4.784%	7/1/2044	7	8,703
Total				409,462

Insurance 4.47%
Alleghany Corp.	3.625%	5/15/2030	30	33,919
Assurant, Inc.	3.70%	2/22/2030	32	34,405
Berkshire Hathaway Finance Corp.	4.25%	1/15/2049	26	35,305
Brown & Brown, Inc.	2.375%	3/15/2031	9	9,408
CNO Financial Group, Inc.	5.25%	5/30/2025	65	74,665
Hanover Insurance Group, Inc. (The)	2.50%	9/1/2030	8	8,337
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	19	22,224
Kemper Corp.	2.40%	9/30/2030	35	35,328
Lincoln National Corp.	6.30%	10/9/2037	33	44,962
New York Life Insurance Co.†	4.45%	5/15/2069	29	39,300
Protective Life Corp.	8.45%	10/15/2039	33	52,210
Securian Financial Group, Inc.†	4.80%	4/15/2048	21	27,161
Selective Insurance Group, Inc.	5.375%	3/1/2049	19	22,749
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	25	33,568
Transatlantic Holdings, Inc.	8.00%	11/30/2039	9	14,418
Total				487,959

Leasing 0.50%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.125%	8/1/2023	50	54,358

Lodging 0.62%
Las Vegas Sands Corp.	3.50%	8/18/2026	10	10,519
Las Vegas Sands Corp.	3.90%	8/8/2029	55	57,672
Total				68,191

Machinery: Agricultural 2.03%
Altria Group, Inc.	5.95%	2/14/2049	65	92,558
BAT Capital Corp.	3.222%	8/15/2024	20	21,650
BAT Capital Corp.	3.557%	8/15/2027	45	50,028
BAT Capital Corp.	4.39%	8/15/2037	49	55,277

132	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Machinery: Agricultural (continued)
BAT Capital Corp.	4.70%	4/2/2027		$2	$2,344
Total					221,857

Machinery: Industrial/Specialty 2.00%
CNH Industrial Capital LLC	4.375%	4/5/2022		43	45,095
CNH Industrial Capital LLC	4.875%	4/1/2021		5	5,065
IDEX Corp.	3.00%	5/1/2030		41	45,485
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028		25	27,072
Snap-on, Inc.	3.10%	5/1/2050		30	33,918
Westinghouse Air Brake Technologies Corp.	4.95%	9/15/2028		35	40,892
Xylem, Inc.	4.375%	11/1/2046		17	20,840
Total					218,367

Manufacturing 0.28%
Pentair Finance Sarl (Luxembourg)(a)	3.15%	9/15/2022		30	30,633

Media 3.60%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045		98	140,030
Comcast Corp.	4.95%	10/15/2058		65	99,845
Cox Communications, Inc.†	8.375%	3/1/2039		30	51,193
NBCUniversal Enterprise, Inc.†	5.25%	–	(c)	100	102,125
Total					393,193

Metal Fabricating 0.30%
Valmont Industries, Inc.	5.25%	10/1/2054		28	32,488

Metals & Minerals: Miscellaneous 0.88%
Glencore Finance Canada Ltd. (Canada)†(a)	5.55%	10/25/2042		37	44,855
Kinross Gold Corp.(Canada)(a)	4.50%	7/15/2027		25	28,817
Southern Copper Corp. (Peru)(a)	5.875%	4/23/2045		16	22,744
Total					96,416

Natural Gas 1.54%
National Fuel Gas Co.	3.95%	9/15/2027		8	8,244
National Fuel Gas Co.	7.395%	3/30/2023		15	16,436
NiSource, Inc.	5.95%	6/15/2041		26	37,299
Piedmont Natural Gas Co., Inc.	3.64%	11/1/2046		25	29,236
Piedmont Natural Gas Co., Inc.	4.10%	9/18/2034		19	23,350
Southern Star Central Corp.†	5.125%	7/15/2022		12	12,008
Southwest Gas Corp.	4.15%	6/1/2049		34	41,928
Total					168,501

See Notes to Financial Statements.	133

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 6.26%
Apache Corp.	5.10%		9/1/2040	$15	$15,422
Canadian Natural Resources Ltd. (Canada)(a)	7.20%		1/15/2032	31	40,173
Cimarex Energy Co.	4.375%		3/15/2029	40	45,110
Continental Resources, Inc.	4.90%		6/1/2044	40	37,325
Continental Resources, Inc.	5.00%		9/15/2022	56	56,196
Diamondback Energy, Inc.	2.875%		12/1/2024	30	31,287
Diamondback Energy, Inc.	3.50%		12/1/2029	15	15,744
Diamondback Energy, Inc.	4.75%		5/31/2025	9	10,044
Diamondback Energy, Inc.	5.375%		5/31/2025	40	41,647
Eni USA, Inc.	7.30%		11/15/2027	22	28,942
Equinor ASA (Norway)(a)	7.15%		11/15/2025	26	33,260
Helmerich & Payne, Inc.	4.65%		3/15/2025	40	44,159
Hess Corp.	5.60%		2/15/2041	40	47,143
Hess Corp.	5.80%		4/1/2047	6	7,436
Parsley Energy LLC/Parsley Finance Corp.†	5.375%		1/15/2025	35	36,116
Patterson-UTI Energy, Inc.	3.95%		2/1/2028	31	26,379
Shell International Finance BV (Netherlands)(a)	6.375%		12/15/2038	45	70,191
Suncor Energy Ventures Corp. (Canada)†(a)	4.50%		4/1/2022	10	10,407
Suncor Energy Ventures Corp. (Canada)†(a)	9.40%		9/1/2021	5	5,235
Suncor Energy, Inc. (Canada)(a)	7.875%		6/15/2026	23	29,187
Viper Energy Partners LP†	5.375%		11/1/2027	30	31,729
WPX Energy, Inc.	4.50%		1/15/2030	20	20,750
Total					683,882

Oil: Crude Producers 3.01%
Enbridge Energy Partners LP	7.50%		4/15/2038	28	40,057
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	17	17,271
MPLX LP	1.342% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	25	25,004
MPLX LP	5.25%		1/15/2025	35	35,971
NGPL PipeCo LLC†	4.875%		8/15/2027	58	64,850
Sabal Trail Transmission LLC†	4.246%		5/1/2028	35	40,211
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	88	105,591
Total					328,955

Oil: Integrated Domestic 0.84%
Halliburton Co.	7.45%		9/15/2039	31	43,414
National Oilwell Varco, Inc.	3.95%		12/1/2042	50	48,255
Total					91,669

134	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 5.24%
American Homes 4 Rent LP	4.25%	2/15/2028	$23	$26,446
American Homes 4 Rent LP	4.90%	2/15/2029	20	24,196
EPR Properties	4.95%	4/15/2028	54	53,574
Equinix, Inc.	1.55%	3/15/2028	21	21,204
Equinix, Inc.	5.375%	5/15/2027	50	54,560
Goodman US Finance Three LLC†	3.70%	3/15/2028	40	43,875
Healthcare Realty Trust, Inc.	2.40%	3/15/2030	6	6,233
Healthcare Realty Trust, Inc.	3.625%	1/15/2028	26	29,192
Healthcare Realty Trust, Inc.	3.875%	5/1/2025	31	34,191
SL Green Operating Partnership LP	3.25%	10/15/2022	30	30,898
SL Green Realty Corp.	4.50%	12/1/2022	72	75,610
VEREIT Operating Partnership LP	4.875%	6/1/2026	55	62,940
WEA Finance LLC†	2.875%	1/15/2027	42	42,068
Weyerhaeuser Co.	4.00%	4/15/2030	30	35,238
Weyerhaeuser Co.	8.50%	1/15/2025	25	32,196
Total				572,421

Retail 1.11%
Alimentation Couche-Tard, Inc. (Canada)†(a)	2.95%	1/25/2030	27	29,336
McDonald’s Corp.	6.30%	10/15/2037	60	91,593
Total				120,929

Steel 0.15%
Steel Dynamics, Inc.	5.00%	12/15/2026	15	16,013

Technology 0.35%
E*TRADE Financial Corp.	3.80%	8/24/2027	24	27,512
E*TRADE Financial Corp.	4.50%	6/20/2028	9	10,857
Total				38,369

Telecommunications 5.23%
AT&T, Inc.	3.65%	6/1/2051	15	15,900
AT&T, Inc.	4.30%	2/15/2030	258	308,275
Orange SA (France)(a)	9.00%	3/1/2031	50	82,531
T-Mobile USA, Inc.†	3.75%	4/15/2027	145	164,299
Total				571,005

Transportation: Miscellaneous 1.91%
Burlington Northern Santa Fe LLC	5.75%	5/1/2040	32	47,833
Canadian National Railway Co. (Canada)(a)	7.375%	10/15/2031	7	10,171

See Notes to Financial Statements.	135

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Transportation: Miscellaneous (continued)
Canadian Pacific Railway Co. (Canada)(a)	7.125%	10/15/2031	$28	$41,794
Canadian Pacific Railway Co. (Canada)(a)	9.45%	8/1/2021	10	10,591
CSX Corp.	6.00%	10/1/2036	35	51,913
CSX Transportation, Inc.	7.875%	5/15/2043	8	14,304
Huntington Ingalls Industries, Inc.†	3.844%	5/1/2025	29	32,306
Total				208,912

Utilities 0.18%
Aquarion Co.†	4.00%	8/15/2024	18	19,876
Total Corporate Bonds (cost $9,735,077)				10,277,657

MUNICIPAL BONDS 1.38%

Miscellaneous
California State University	3.899%	11/1/2047	25	29,804
City of Chicago IL	6.314%	1/1/2044	15	15,934
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	25	34,472
Miami-Dade Cnty, FL	4.28%	10/1/2041	25	27,302
State of California	7.60%	11/1/2040	10	18,096
State of Illinois	4.95%	6/1/2023	4	3,614
State of Illinois	5.10%	6/1/2033	5	5,020
University of California Bond of Regents	3.006%	5/15/2050	15	16,099
Total Municipal Bonds (cost $140,901)				150,341

U.S. TREASURY OBLIGATIONS 1.54%
U.S. Treasury Bond	1.625%	11/15/2050	98	99,049
U.S. Treasury Note	0.25%	10/31/2025	70	69,639
Total U.S. Treasury Obligations (cost $169,235)				168,688
Total Long-Term Investments (cost $10,069,713)				10,622,861

136	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2020

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENT 2.22%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $247,800 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $247,664; proceeds: $242,755 (cost $242,755)	$243	$242,755
Total Investments in Securities 99.47% (cost $10,312,468)		10,865,616
Other Assets in Excess of Liabilities(d) 0.53%		57,697
Net Assets 100.00%		$10,923,313

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $1,834,845, which represents 16.80% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Security is perpetual in nature and has no stated maturity.
(d)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	3	Long	$662,333	$ 662,555	$222
U.S. 5-Year Treasury Note	March 2021	15	Long	1,888,886	1,890,469	1,583
U.S. Ultra Treasury Bond	March 2021	2	Long	429,112	432,062	2,950
Total Unrealized Appreciation on Open Futures Contracts						$4,755

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2021	12	Short	(1,655,792)	(1,658,062)	$(2,270)
U.S. Long Bond	March 2021	3	Short	(523,026)	$(524,719)	$(1,693)
Total Unrealized Depreciation on Open Futures Contracts						$(3,963)

See Notes to Financial Statements.	137

Schedule of Investments (concluded)

CORPORATE BOND FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$26,175	$–	$26,175
Corporate Bonds	–	10,277,657	–	10,277,657
Municipal Bonds	–	150,341	–	150,341
U.S. Treasury Obligations	–	168,688	–	168,688
Short-Term Investment
Repurchase Agreement	–	242,755	–	242,755
Total	$–	$10,865,616	$–	$10,865,616

Other Financial Instruments
Futures Contracts
Assets	$4,755	$–	$–	$4,755
Liabilities	(3,963)	–	–	(3,963)
Total	$792	$–	$–	$792

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

138	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 95.53%

ASSET-BACKED SECURITIES 0.85%

Other
Battalion CLO VII Ltd. 2014-7A CRR†	3.148% (3 Mo. LIBOR + 2.93%	)#	7/17/2028	$2,169	$2,088,805
Jamestown CLO VII Ltd. 2015-7A CR†	2.815% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	5,000	4,818,600
Mariner CLO 5 Ltd. 2018-5A E†	5.865% (3 Mo. LIBOR + 5.65%	)#	4/25/2031	1,050	990,655
Mariner CLO Ltd. 2017-4A D†	3.265% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	7,052	6,761,189
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	10,284	10,288,649
OCP CLO Ltd. 2016-12A CR†	3.218% (3 Mo. LIBOR + 3.00%	)#	10/18/2028	7,250	7,183,073
Palmer Square Loan Funding Ltd. 2018-1A D†	4.187% (3 Mo. LIBOR + 3.95%	)#	4/15/2026	5,000	4,856,602
Regatta VI Funding Ltd. 2016-1A DR†	2.918% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	2,534	2,411,969
Sound Point CLO XI Ltd. 2016-1A DR†	3.168% (3 Mo. LIBOR + 2.95%	)#	7/20/2028	8,160	7,790,465	(a)
THL Credit Wind River CLO Ltd. 2018-3A D†	3.168% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	1,736	1,630,662
Total Asset-Backed Securities (cost $50,187,031)					48,820,669

				Shares (000)

COMMON STOCKS 0.65%

Broadcasting 0.12%
iHeartMedia, Inc. Class A*				580	6,929,931

Energy 0.00%
Templar Energy LLC Class A Units				747	59,755	(a)

Service 0.16%
TNT Crane & Rigging, Inc.				529	9,121,472

Shipping 0.03%
ACBL Holdings Corp.				95	1,904,200	(a)

See Notes to Financial Statements.	139

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments			Shares (000)		Fair Value
Specialty Retail 0.34%
Chinos Intermediate				1,494	$19,137,749
Chinos Intermediate				147	515,690
Total					19,653,439
Total Common Stocks (cost $48,458,404)					37,668,797

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 1.71%

Gaming/Leisure 0.20%
Huazhu Group Ltd. (China)(b)	0.375%	11/1/2022		$5,456	6,652,404
Live Nation Entertainment, Inc.†	2.00%	2/15/2025		4,713	4,662,158
Total					11,314,562

Healthcare 0.35%
Canopy Growth Corp.†(c)	4.25%	7/15/2023	CAD	9,858	7,970,201
Guardant Health, Inc.†	Zero Coupon	11/15/2027		$3,916	4,351,655
Insmed, Inc.	1.75%	1/15/2025		4,239	5,121,202
Tandem Diabetes Care, Inc.†	1.50%	5/1/2025		2,573	2,977,742
Total					20,420,800

Information Technology 0.96%
Cerence, Inc.†	3.00%	6/1/2025		1,564	3,973,123
Enphase Energy, Inc.†	0.25%	3/1/2025		2,117	3,864,822
Five9, Inc.†	0.50%	6/1/2025		4,895	6,578,319
Fiverr International Ltd. (Israel)†(b)	Zero Coupon	11/1/2025		2,919	3,546,585
Lyft, Inc.†	1.50%	5/15/2025		4,106	5,191,524
Q2 Holdings, Inc.	0.75%	6/1/2026		2,729	3,876,886
RingCentral, Inc.†	Zero Coupon	3/1/2025		5,584	6,310,138
Shopify, Inc. (Canada)(b)	0.125%	11/1/2025		3,909	4,480,691
Square, Inc.†	Zero Coupon	5/1/2026		3,175	3,404,196
SunPower Corp.	4.00%	1/15/2023		6,482	7,856,129
Wix.com Ltd. (Israel)†(b)	Zero Coupon	8/15/2025		5,944	5,967,122
Total					55,049,535

Retail 0.06%
Burlington Stores, Inc.†	2.25%	4/15/2025		2,797	3,471,114

140	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Service 0.14%
Cardlytics, Inc.†	1.00%	9/15/2025		$1,824	$2,864,951
Chegg, Inc.†	Zero Coupon	9/1/2026		5,109	5,316,118
Total					8,181,069
Total Convertible Bonds (cost $82,491,908)					98,437,080

CORPORATE BONDS 12.47%

Automotive 1.09%
Adient Global Holdings Ltd.†	4.875%	8/15/2026		11,784	11,887,110
American Axle & Manufacturing, Inc.	6.875%	7/1/2028		5,668	6,018,963
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	6.375%	4/1/2024		5,953	6,082,924
Carvana Co.†	5.625%	10/1/2025		3,280	3,300,500
Carvana Co.†	5.875%	10/1/2028		3,323	3,376,999
Ken Garff Automotive LLC†	4.875%	9/15/2028		5,952	6,052,440
Mclaren Finance plc(c)	5.00%	8/1/2022	GBP	8,900	11,390,637
Meritor, Inc.†(d)	4.50%	12/15/2028		$3,118	3,172,565
Patrick Industries, Inc.†	7.50%	10/15/2027		6,565	7,139,438
Tenneco, Inc.†	7.875%	1/15/2029		2,052	2,267,460
Winnebago Industries, Inc.†	6.25%	7/15/2028		1,734	1,880,306
Total					62,569,342

Cable/Wireless Video 0.26%
Cablevision Lightpath LLC†	5.625%	9/15/2028		2,779	2,918,853
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%	6/1/2029		10,982	12,010,355
Total					14,929,208

Chemicals 0.24%
Avient Corp.†	5.75%	5/15/2025		4,851	5,190,570
Element Solutions, Inc.†	3.875%	9/1/2028		4,140	4,228,493
Tronox Finance plc (United Kingdom)†(b)	5.75%	10/1/2025		4,158	4,308,727
Total					13,727,790

Consumer Durables 0.27%
CD&R Smokey Buyer, Inc.†	6.75%	7/15/2025		4,284	4,599,945
Sotheby’s†(d)	7.375%	10/15/2027		10,300	10,832,407
Total					15,432,352

See Notes to Financial Statements.	141

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Consumer Non-Durables 0.34%
Diamond BC BV(c)	5.625%		8/15/2025	EUR	3,283	$3,984,997
Herbalife Nutrition Ltd./HLF Financing, Inc.†	7.875%		9/1/2025		$4,150	4,559,813
Sally Holdings LLC/Sally Capital, Inc.†	8.75%		4/30/2025		10,008	11,121,390
Total						19,666,200

Diversified Media 0.68%
AMC Networks, Inc.	4.75%		8/1/2025		7,474	7,705,657
Banijay Group SAS†(c)	6.50%		3/1/2026	EUR	6,771	8,135,994
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%		8/15/2026		$30,403	23,619,330
Total						39,460,981

Energy 0.86%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078		11,884	8,132,162
Centennial Resource Production LLC†	6.875%		4/1/2027		5,767	3,188,603
Cimarex Energy Co.	4.375%		3/15/2029		5,373	6,059,362
CITGO Petroleum Corp.†	7.00%		6/15/2025		4,525	4,420,360
Comstock Resources, Inc.†	7.50%		5/15/2025		5,604	5,604,000
Laredo Petroleum, Inc.	9.50%		1/15/2025		9,713	6,619,992
Matador Resources Co.	5.875%		9/15/2026		8,738	7,530,845
New Fortress Energy, Inc.†	6.75%		9/15/2025		7,819	8,322,348
Total						49,877,672

Financial 0.89%
FirstCash, Inc.†	4.625%		9/1/2028		5,920	6,093,900
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024		13,620	11,970,728
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030		5,473	5,623,508
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025		5,268	5,630,175
Navient Corp.	6.75%		6/15/2026		5,372	5,771,542
PRA Group, Inc.†	7.375%		9/1/2025		5,455	5,865,898
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%		3/1/2029		10,308	10,264,346
Total						51,220,097

Food & Drug 0.10%
Rite Aid Corp.†	7.50%		7/1/2025		5,550	5,656,699

Food/Tobacco 0.19%
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(b)	5.625%		8/15/2026		11,006	11,210,271

142	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Gaming/Leisure 0.92%
Caesars Entertainment, Inc.†	8.125%	7/1/2027		$5,980	$6,585,475
Carnival Corp.†	7.625%	3/1/2026		3,473	3,693,258
Churchill Downs, Inc.†	4.75%	1/15/2028		6,797	7,153,944
ESH Hospitality, Inc.†	5.25%	5/1/2025		5,701	5,851,934
NCL Corp. Ltd.†	12.25%	5/15/2024		5,821	6,910,691
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028		4,581	4,835,818
Pinnacle Bidco plc(c)	6.375%	2/15/2025	GBP	4,000	5,332,841
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		$6,860	8,069,075
Vail Resorts, Inc.†	6.25%	5/15/2025		4,366	4,677,078
Total					53,110,114

Healthcare 0.64%
Acadia Healthcare Co., Inc.†	5.50%	7/1/2028		4,954	5,279,106
AHP Health Partners, Inc.†	9.75%	7/15/2026		4,769	5,262,878
Emergent BioSolutions, Inc.†	3.875%	8/15/2028		5,628	5,701,867
Horizon Therapeutics USA, Inc.†	5.50%	8/1/2027		11,762	12,443,490
LifePoint Health, Inc.†	4.375%	2/15/2027		5,159	5,197,693
Providence Service Corp. (The)†	5.875%	11/15/2025		2,954	3,140,826
Total					37,025,860

Housing 1.66%
Boise Cascade Co.†	4.875%	7/1/2030		4,005	4,352,934
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada)†(b)	4.875%	2/15/2030		9,314	9,212,105
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada)†(b)	6.25%	9/15/2027		1,472	1,555,720
Builders FirstSource, Inc.†	5.00%	3/1/2030		5,566	6,004,323
Century Communities, Inc.	6.75%	6/1/2027		3,866	4,157,516
Forestar Group, Inc.†	5.00%	3/1/2028		7,471	7,507,197
Forterra Finance LLC/FRTA Finance Corp.†	6.50%	7/15/2025		9,322	9,971,743
LGI Homes, Inc.†	6.875%	7/15/2026		6,068	6,386,570
Masonite International Corp.†	5.375%	2/1/2028		6,548	6,978,924
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	2/15/2028		12,201	12,650,912
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%	9/30/2026		6,214	6,464,113
Taylor Morrison Communities, Inc.†	5.125%	8/1/2030		6,227	6,939,213
TRI Pointe Group, Inc.	5.70%	6/15/2028		7,197	8,197,455
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		4,963	5,200,293
Total					95,579,018

See Notes to Financial Statements.	143

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Information Technology 0.62%
Avaya, Inc.†	6.125%	9/15/2028		$6,617	$6,997,478
Kratos Defense & Security Solutions, Inc.†	6.50%	11/30/2025		5,911	6,214,500
Match Group Holdings II LLC†	4.125%	8/1/2030		4,550	4,717,076
Uber Technologies, Inc.†	6.25%	1/15/2028		7,329	7,777,901
Veritas US, Inc./Veritas Bermuda Ltd.†	10.50%	2/1/2024		9,800	9,860,221
Total					35,567,176

Manufacturing 0.17%
Clark Equipment Co.†	5.875%	6/1/2025		2,913	3,078,677
Park-Ohio Industries, Inc.	6.625%	4/15/2027		5,000	5,085,700
Vertical Holdco GmbH (Germany)†(b)	7.625%	7/15/2028		1,314	1,410,086
Total					9,574,463

Metals/Minerals 1.23%
FMG Resources August 2006 Pty Ltd. (Australia)†(b)	4.50%	9/15/2027		16,190	17,776,620
Freeport-McMoRan, Inc.	4.25%	3/1/2030		9,240	10,055,615
Freeport-McMoRan, Inc.	4.375%	8/1/2028		6,797	7,275,679
Hecla Mining Co.	7.25%	2/15/2028		10,017	10,802,834
Hudbay Minerals, Inc. (Canada)†(b)	6.125%	4/1/2029		6,204	6,686,671
Mirabela Nickel Ltd. (Australia)(b)	1.00%	9/10/2044		51	5	(e)
New Gold, Inc. (Canada)†(b)	7.50%	7/15/2027		7,285	7,928,520
Warrior Met Coal, Inc.†	8.00%	11/1/2024		10,286	10,294,023
Total					70,819,967

Retail 0.65%
Asbury Automotive Group, Inc.	4.50%	3/1/2028		6,249	6,491,148
Asbury Automotive Group, Inc.	4.75%	3/1/2030		3,945	4,157,044
Gap, Inc. (The)†	8.625%	5/15/2025		6,468	7,197,267
Group 1 Automotive, Inc.†	4.00%	8/15/2028		9,106	9,329,370
Lithia Motors, Inc.†	4.625%	12/15/2027		3,989	4,245,792
Maxeda DIY Holding BV†(c)	5.875%	10/1/2026	EUR	4,802	5,962,690
Total					37,383,311

Service 0.94%
Ahern Rentals, Inc.†	7.375%	5/15/2023		$10,203	7,097,462
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	9.75%	7/15/2027		5,731	6,365,766
Garda World Security Corp. (Canada)†(b)	4.625%	2/15/2027		8,695	8,738,475
Garda World Security Corp. (Canada)†(b)	9.50%	11/1/2027		3,026	3,379,104
MasTec, Inc.†	4.50%	8/15/2028		8,497	8,886,417

144	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%		8/31/2027	$13,711	$13,556,751
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%		11/1/2026	2,333	2,429,353
Williams Scotsman International, Inc.†	4.625%		8/15/2028	3,498	3,644,479
Total					54,097,807

Shipping 0.10%
Golar LNG Partners LP (United Kingdom)†(b)	8.321% (3 Mo. LIBOR + 8.10%	)#	11/15/2022	7,104	5,682,933

Telecommunications 0.19%
Frontier Communications Corp.†	6.75%		5/1/2029	3,257	3,379,137
Zayo Group Holdings, Inc.†	6.125%		3/1/2028	7,054	7,471,738
Total					10,850,875

Utility 0.43%
Clearway Energy Operating LLC†	4.75%		3/15/2028	5,859	6,288,816
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028	5,500	5,895,313
Pike Corp.†	5.50%		9/1/2028	6,289	6,603,450
TerraForm Power Operating LLC†	4.75%		1/15/2030	5,796	6,301,469
Total					25,089,048
Total Corporate Bonds (cost $686,969,989)					718,531,184

				Shares (000)

EXCHANGE-TRADED FUND 1.29%

Financial
Invesco Senior Loan ETF (cost $73,496,581)				3,373	74,242,811

See Notes to Financial Statements.	145

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(f) 78.12%

Aerospace 3.72%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(b)	8.50% (1 Mo. LIBOR + 6.50%	)	3/6/2024	$7,148	$6,522,389
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(b)	0.50%		3/6/2025	22,798	8,492,356
Amentum Government Services Holdings LLC 2020 Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	1/29/2027	15,625	15,536,630
Amentum Government Services Holdings LLC Term Loan B	3.646% (1 Mo. LIBOR + 3.50%	)	2/1/2027	14,453	14,218,303
American Airlines, Inc. 2017 1st Lien Term Loan	1.896% (1 Mo. LIBOR + 1.75%	)	1/29/2027	29,550	25,117,676
American Airlines, Inc. 2018 Term Loan B	1.893% (1 Mo. LIBOR + 1.75%	)	6/27/2025	23,384	17,421,418
Atlantic Aviation FBO Inc. 2018 Term Loan B	3.90% (1 Mo. LIBOR + 3.75%	)	12/6/2025	10,105	10,003,934	(g)
Bleriot US Bidco Inc. Delayed Draw Term Loan	4.97% (3 Mo. LIBOR + 4.75%	)	10/31/2026	1,285	1,279,807
Bleriot US Bidco Inc. Term Loan B	4.97% (3 Mo. LIBOR + 4.75%	)	10/31/2026	8,224	8,190,776
Delta Air Lines, Inc. 2020 GSR Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	4/29/2023	10,784	10,916,071
Jazz Acquisition, Inc. 2019 1st Lien Term Loan	4.40% (3 Mo. LIBOR + 4.25%	)	6/19/2026	13,348	12,346,613	(g)
Jazz Acquisition, Inc. 2019 2nd Lien Term Loan	8.15% (3 Mo. LIBOR + 8.00%	)	6/18/2027	5,291	4,160,346
JetBlue Airways Corporation Term Loan	6.25% (3 Mo. LIBOR + 5.25%	)	6/17/2024	21,340	21,745,065
Mileage Plus Holdings LLC 2020 Term Loan B	6.25% (3 Mo. LIBOR + 5.25%	)	6/25/2027	10,398	10,745,483
SkyMiles IP Ltd. 2020 Skymiles Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	10/20/2027	15,536	15,916,246
TransDigm, Inc. 2020 Term Loan E	2.396% (3 Mo. LIBOR + 2.25%	)	5/30/2025	18,473	17,949,910
TransDigm, Inc. 2020 Term Loan G	2.396% (3 Mo. LIBOR + 2.25%	)	8/22/2024	3,969	3,861,794
United AirLines, Inc. 2018 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	4/1/2024	5,831	5,612,512

146	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Aerospace (continued)
WP CPP Holdings, LLC 2018 2nd Lien Term Loan	8.75% (3 Mo. LIBOR + 7.75%	)	4/30/2026	$4,806	$4,022,119
Total					214,059,448

Chemicals 1.99%
Aruba Investments, Inc. 2020 2nd Lien Term Loan	–	(h)	10/27/2028	3,908	3,921,170
Aruba Investments, Inc. 2020 USD Term Loan	–	(h)	11/24/2027	9,770	9,746,008
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	1.97% (3 Mo. LIBOR + 1.75%	)	6/1/2024	10,111	9,953,212
H.B. Fuller Company 2017 Term Loan B	2.147% (1 Mo. LIBOR + 2.00%	)	10/20/2024	3,874	3,829,410
Illuminate Buyer, LLC Term Loan	4.146% (1 Mo. LIBOR + 4.00%	)	6/16/2027	8,094	8,089,655
Polar US Borrower, LLC 2018 1st Lien Term Loan	4.878% - 4.90% (1 Mo. LIBOR + 4.75%	)	10/15/2025	17,541	17,256,220
Proampac PG Borrower LLC 2020 Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	11/3/2025	20,633	20,432,994
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(b)	3.141% (1 Mo. LIBOR + 3.00%	)	10/1/2025	31,991	31,471,604
Tronox Finance LLC Term Loan B	3.146% - 3.22% (1 Mo. LIBOR + 3.00% (3 Mo. LIBOR + 3.00%	) )	9/23/2024	3,210	3,174,899
Univar Inc. 2019 USD Term Loan B5	2.146% (1 Mo. LIBOR + 2.00%	)	7/1/2026	6,943	6,824,905
Total					114,700,077

Consumer Durables 0.38%
Hayward Industries, Inc. 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	8/5/2024	14,705	14,469,070
Huskies Parent, Inc. 2019 Term Loan	4.146% - 4.18% (3 Mo. LIBOR + 4.00%	)	7/31/2026	7,506	7,404,605
Total					21,873,675

See Notes to Financial Statements.	147

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Consumer Non-Durables 1.07%
ABG Intermediate Holdings 2 LLC 2017 1st Lien Add-On Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	9/27/2024	$15,399	$15,219,818
AI Aqua Merger Sub, Inc. 2017 1st Lien Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	12/13/2023	10,324	10,136,407
AI Aqua Merger Sub, Inc. 2017 Incremental Term Loan	4.25% (1 Mo. LIBOR + 3.25%	)	12/13/2023	14,784	14,543,534
Diamond (BC) B.V. USD Term Loan (Netherlands)(b)	3.146% - 3.21% (1 Mo. LIBOR + 3.00%	)	9/6/2024	15,129	14,840,591
Isagenix International, LLC Term Loan	6.75% (3 Mo. LIBOR + 5.75%	)	6/14/2025	12,004	6,732,093
Total					61,472,443

Energy 2.26%
BCP Raptor II, LLC 1st Lien Term Loan	4.896% (1 Mo. LIBOR + 4.75%	)	11/3/2025	24,471	21,381,253
Brazos Delaware II, LLC Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	5/21/2025	12,840	10,494,158
Buckeye Partners, L.P. 2019 Term Loan B	2.899% (1 Mo. LIBOR + 2.75%	)	11/1/2026	1,763	1,751,504
CITGO Holding Inc. 2019 Term Loan B	8.00% (1 Mo. LIBOR + 7.00%	)	8/1/2023	8,982	7,887,646
Citgo Petroleum Corporation 2019 Term Loan B	7.25% (1 Mo. LIBOR + 6.25%	)	3/28/2024	4,182	4,020,673
Compass Power Generation LLC 2018 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	12/20/2024	10,699	10,621,222
Lower Cadence Holdings LLC Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	5/22/2026	25,927	24,824,998
Medallion Midland Acquisition, LLC 1st Lien Term Loan	4.25% (1 Mo. LIBOR + 3.25%	)	10/30/2024	15,869	15,266,129
Navitas Midstream Midland Basin, LLC Term Loan B	5.50% (1 Mo. LIBOR + 4.50%	)	12/13/2024	13,707	13,186,882
Ulterra Drilling Technologies, LP Term Loan B	5.396% (1 Mo. LIBOR + 5.25%	)	11/26/2025	25,298	20,871,174	(g)
Total					130,305,639

148	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial 3.58%
Achilles Acquisition LLC 2020 Delayed Draw Term Loan(i)	–	(h)	11/16/2027	$2,894	$2,885,321
Achilles Acquisition LLC 2020 Term Loan	5.25% (3 Mo. LIBOR + 4.50%	)	11/16/2027	15,629	15,580,735
Acrisure, LLC 2020 Term Loan B	3.646% (1 Mo. LIBOR + 3.50%	)	2/15/2027	17,153	16,847,356
Advisor Group, Inc. 2019 Term Loan B	5.146% (1 Mo. LIBOR + 5.00%	)	7/31/2026	24,927	24,117,124
Alliant Holdings Intermediate, LLC 2018 Term Loan B	3.396% (1 Mo. LIBOR + 3.25%	)	5/9/2025	13,925	13,605,112
AmWINS Group, Inc. 2017 Term Loan B	3.75% (1 Mo. LIBOR + 2.75%	)	1/25/2024	8,209	8,193,504
Asurion LLC 2018 Term Loan B6	3.146% (1 Mo. LIBOR + 3.00%	)	11/3/2023	46,683	46,279,396
Claros Mortgage Trust, Inc. Term Loan B	–	(h)	8/9/2026	11,511	11,324,032
Hub International Limited 2018 Term Loan B	2.936% - 2.97% (3 Mo. LIBOR + 2.75%	)	4/25/2025	5,110	4,995,945
Jefferies Finance LLC 2020 Incremental Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	9/30/2027	11,697	11,653,457	(g)
Minotaur Acquisition, Inc. Term Loan B	–	(h)	3/27/2026	6,892	6,762,384
NFP Corp. 2020 Term Loan	–	(h)	2/15/2027	8,994	8,769,426
Ryan Specialty Group, LLC Term Loan	4.00% (1 Mo. LIBOR + 3.25%	)	9/1/2027	7,887	7,867,554
Sedgwick Claims Management Services, Inc. 2020 Term Loan B3	5.25% (1 Mo. LIBOR + 4.25%	)	9/3/2026	969	970,554
Trans Union, LLC 2019 Term Loan B5	1.896% (1 Mo. LIBOR + 1.75%	)	11/16/2026	8,304	8,198,638
USI, Inc. 2019 Incremental Term Loan B	4.22% (3 Mo. LIBOR + 4.00%	)	12/2/2026	4,822	4,812,678
VFH Parent LLC 2019 Term Loan B	3.141% (1 Mo. LIBOR + 3.00%	)	3/1/2026	7,560	7,531,391
Victory Capital Holdings, Inc. 2020 Term Loan B1	2.734% (3 Mo. LIBOR + 2.50%	)	7/1/2026	5,987	5,927,624
Total					206,322,231

See Notes to Financial Statements.	149

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Food & Drug 0.46%
GOBP Holdings, Inc. 2020 Term Loan B	2.893% (1 Mo. LIBOR + 2.75%	)	10/22/2025		$5,576	$5,520,532
H Food Holdings LLC 2020 Incremental Term Loan B3	6.00% (1 Mo. LIBOR + 5.00%	)	5/23/2025		1,937	1,936,459
Sunshine Investments B.V. 2020 EUR Term Loan B(c)	–	(h)	3/28/2025	EUR	4,860	5,840,134
United Natural Foods, Inc. Term Loan B	4.396% (1 Mo. LIBOR + 4.25%	)	10/22/2025		$13,309	13,240,182
Total						26,537,307

Food/Tobacco 3.14%
1011778 B.C. Unlimited Liability Company Term Loan B4 (Canada)(b)	1.896% (1 Mo. LIBOR + 1.75%	)	11/19/2026		35,877	34,968,792
Aramark Services, Inc. 2018 Term Loan B3	1.896% (1 Mo. LIBOR + 1.75%	)	3/11/2025		10,714	10,425,308
Aramark Services, Inc. 2019 Term Loan B4	1.896% (1 Mo. LIBOR + 1.75%	)	1/15/2027		4,462	4,343,429
BellRing Brands, LLC 2019 Term Loan B	6.00% (1 Mo. LIBOR + 5.00%	)	10/21/2024		2,627	2,642,240
Chobani, LLC 2020 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	10/20/2027		5,862	5,839,232
Flynn Restaurant Group LP 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	6/27/2025		16,783	16,135,473
Flynn Restaurant Group LP 2nd Lien Term Loan	7.146% (1 Mo. LIBOR + 7.00%	)	6/29/2026		6,148	5,348,476
Froneri International Ltd. 2020 USD 2nd Lien Term Loan (United Kingdom)(b)	5.896% (1 Mo. LIBOR + 5.75%	)	1/31/2028		10,009	10,021,770
GPS Hospitality Holding Company LLC Term Loan B	4.47% (3 Mo. LIBOR + 4.25%	)	12/6/2025		13,703	12,915,008
IRB Holding Corp 2020 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	2/5/2025		26,917	26,500,666
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(b)	2.146% (1 Mo. LIBOR + 2.00%	)	5/1/2026		6,441	6,358,617
NPC International, Inc. 2nd Lien Term Loan(j)	–	(h)	4/18/2025		9,531	724,356
Red Lobster Management LLC Term Loan B	6.25% (1 Mo. LIBOR + 5.25%	)	7/28/2021		26,512	25,557,603

150	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Food/Tobacco (continued)
Sunshine Investments B.V. USD Term Loan B3 (Netherlands)(b)	3.471% (3 Mo. LIBOR + 3.25%	)	3/28/2025	$1,941	$1,914,845
US Foods, Inc. 2016 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	6/27/2023	17,874	17,342,807
Total					181,038,622

Forest Products 0.97%
Berry Global, Inc. Term Loan Y	2.128% (1 Mo. LIBOR + 2.00%	)	7/1/2026	30,156	29,681,037
Spectrum Holdings III Corp. 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.25%	)	1/31/2025	15,982	14,947,386
Trident TPI Holdings, Inc. 2017 USD Term Loan B1	4.00% (3 Mo. LIBOR + 3.00%	)	10/17/2024	11,738	11,543,297
Total					56,171,720

Gaming/Leisure 4.91%
Aimbridge Acquisition Co., Inc. 2019 Term Loan B	3.896% (1 Mo. LIBOR + 3.75%	)	2/2/2026	9,528	8,992,315
Alterra Mountain Company 2020 Term Loan B	–	(h)	8/1/2026	5,373	5,393,478
Alterra Mountain Company Term Loan B1	2.896% (1 Mo. LIBOR + 2.75%	)	7/31/2024	16,622	16,170,889
Boyd Gaming Corporation Term Loan B3	2.345% (1 Wk. LIBOR + 2.25%	)	9/15/2023	5,754	5,683,028
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.896% (3 Mo. LIBOR + 2.75%	)	12/23/2024	42,796	41,488,443
Carnival Corporation USD Term Loan B (Panama)(b)	8.50% (1 Mo. LIBOR + 7.50%	)	6/30/2025	14,586	15,136,313
Equinox Holdings, Inc. 2017 2nd Lien Term Loan	8.00% (3 Mo. LIBOR + 7.00%	)	9/6/2024	7,044	4,189,987
Gateway Casinos & Entertainment Limited 2018 Term Loan B PIK 3.00% (Canada)(b)	4.50% (3 Mo. LIBOR + 3.50%	)	12/1/2023	18,292	17,149,177
Golden Entertainment, Inc. 2017 1st Lien Term Loan	3.75% (3 Mo. LIBOR + 3.00%	)	10/21/2024	14,032	13,739,928
Life Time Fitness Inc 2017 Term Loan B	2.983% (3 Mo. LIBOR + 2.75%	)	6/10/2022	22,533	21,232,112
Live Nation Entertainment, Inc. Term Loan B4	1.938% (1 Mo. LIBOR + 1.75%	)	10/17/2026	7,243	6,971,355

See Notes to Financial Statements.	151

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Gaming/Leisure (continued)
Montreign Resort Casino Bridge Term Loan	2.896% (1 Mo. LIBOR + 2.75%	)	3/22/2021		$4,222	$4,120,231
Motion Finco Sarl Delayed
Draw Term Loan B2 (Luxembourg)(b)	3.47% (6 Mo. LIBOR + 3.25%	)	11/12/2026		494	468,134
Motion Finco Sarl EUR Term Loan B(c)	3.00% (3 Mo. EURIBOR + 3.00%	)	11/12/2026	EUR	7,878	8,968,683
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(b)	3.47% (3 Mo. LIBOR + 3.25%	)	11/12/2026		$4,030	3,821,032
PCI Gaming Authority Term Loan	2.646% (1 Mo. LIBOR + 2.50%	)	5/29/2026		11,939	11,725,142
Penn National Gaming, Inc. 2017 Term Loan A	3.75% (1 Mo. LIBOR + 3.00%	)	10/19/2023		636	630,010
Penn National Gaming, Inc. 2018 1st Lien Term Loan B	3.00% (1 Mo. LIBOR + 2.25%	)	10/15/2025		3,147	3,101,752
Playa Resorts Holding B.V. 2017 Term Loan B (Netherlands)(b)	–	(h)	4/29/2024		6,223	5,722,021
Playtika Holding Corp Term Loan B	7.00% (1 Mo. LIBOR + 6.00%	)	12/10/2024		31,706	31,901,961
Scientific Games International, Inc. 2018 Term Loan B5	2.896% (1 Mo. LIBOR + 2.75%	)	8/14/2024		24,460	23,687,912
Spectacle Gary Holdings LLC Delayed Draw Term Loan(i)	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		722	705,900
Spectacle Gary Holdings LLC Term Loan B	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		9,969	9,741,414
Travel Leaders Group, LLC 2018 Term Loan B	–	(h)	1/25/2024		7,813	7,100,133
United PF Holdings, LLC 2019 1st Lien Term Loan	4.22% (1 Mo. LIBOR + 4.00%	)	12/30/2026		16,247	15,150,185
Total						282,991,535

Healthcare 12.49%
Agiliti Health, Inc. 2020 Incremental Term Loan	3.75% (1 Mo. LIBOR + 3.00%	)	1/4/2026		1,954	1,947,070	(g)
Agiliti Health, Inc. Term Loan	3.188% (1 Mo. LIBOR + 3.00%	)	1/4/2026		5,793	5,727,443	(g)

152	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
Amneal Pharmaceuticals LLC 2018 Term Loan B	3.688% (1 Mo. LIBOR + 3.50%	)	5/4/2025	$21,248	$20,647,428
Athenahealth, Inc. 2019 Term Loan B	4.75% (3 Mo. LIBOR + 4.50%	)	2/11/2026	31,417	31,325,030
Bausch Health Companies Inc. 2018 Term Loan B (Canada)(b)	3.143% (1 Mo. LIBOR + 3.00%	)	6/2/2025	2,584	2,557,312
Bausch Health Companies Inc. Term Loan B (Canada)(b)	2.893% (1 Mo. LIBOR + 2.75%	)	11/27/2025	36,408	35,930,024
Change Healthcare Holdings LLC 2017 Term Loan B	3.50% (1 Mo. LIBOR + 2.50% (3 Mo. LIBOR + 2.50%	) )	3/1/2024	26,808	26,598,344
CNT Holdings I Corp. 2020 2nd Lien Term Loan	7.50% (3 Mo. LIBOR + 6.75%	)	10/16/2028	1,954	1,971,221
Oculus Aquisition 2020 Term Loan	4.50% (6 Mo. LIBOR + 3.75%	)	11/8/2027	14,656	14,562,993
Da Vinci Purchaser Corp. 2019 Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/8/2027	18,368	18,383,151
Elanco Animal Health Incorporated Term Loan B	1.899% (1 Mo. LIBOR + 1.75%	)	8/1/2027	25,781	25,429,192
Enterprise Merger Sub 2018 1st Lien Term Loan	–	(h)	10/10/2025	977	802,109
eResearchTechnology, Inc. 2020 1st Lien Term Loan	5.50% (1 Mo. LIBOR + 4.50%	)	2/4/2027	8,911	8,918,748
EyeCare Partners LLC 2020 Delayed Draw(i) Term Loan	3.75% - 3.90% (1 Mo. LIBOR + 3.75%	)	2/18/2027	4,176	4,014,818
EyeCare Partners LLC 2020 Term Loan	3.896% (1 Mo. LIBOR + 3.75%	)	2/18/2027	17,807	17,120,330
Gentiva Health Services, Inc. 2020 Term Loan	3.438% (1 Mo. LIBOR + 3.25%	)	7/2/2025	22,247	22,172,766
Air Medical 2020 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	10/2/2025	21,502	21,268,554
Grifols Worldwide Operations USA, Inc. USD 2019 Term Loan B	2.095% (1 Wk. LIBOR + 2.00%	)	11/15/2027	4,823	4,756,626

See Notes to Financial Statements.	153

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Healthcare (continued)
Heartland Dental LLC 2018 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	4/30/2025		$21,671	$20,828,908
IQVIA Inc. 2017 USD Term Loan B2	1.896% (1 Mo. LIBOR + 1.75%	)	1/17/2025		1,558	1,542,091
Kindred Healthcare LLC 2018 1st Lien Term Loan	5.188% (1 Mo. LIBOR + 5.00%	)	7/2/2025		17,301	17,322,523	(g)
Maravai Intermediate Holdings, LLC 2020 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	10/19/2027		6,717	6,738,088	(g)
MED ParentCo LP 1st Lien Delayed(i) Draw Term Loan	4.25% - 4.40% (1 Mo. LIBOR + 4.25%	)	8/31/2026		5,844	5,633,957
MED ParentCo LP 1st Lien Term Loan	4.396% (1 Mo. LIBOR + 4.25%	)	8/31/2026		23,304	22,466,985
Milano Acquisition Corp Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/1/2027		19,618	19,487,555
MPH Acquisition Holdings LLC 2016 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	6/7/2023		5,046	4,985,218
National Mentor Holdings, Inc. 2019 Term Loan B	4.40% (1 Mo. LIBOR + 4.25%	)	3/9/2026		21,926	21,777,472
National Mentor Holdings, Inc. 2019 Term Loan C	4.40% (1 Mo. LIBOR + 4.25%	)	3/9/2026		1,001	994,068
National Mentor Holdings, Inc. 2020 Incremental Term Loan B	–	(h)	3/9/2026		4,703	4,671,284
National Mentor Holdings, Inc. 2020 Incremental Term Loan C	–	(h)	3/9/2026		182	180,304
Navicure, Inc. 2019 Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	10/22/2026		17,924	17,654,863
Neuraxpharm Holdco S.a.r.l EUR Term Loan B4(c)	–	(h)	8/30/2024	EUR	7,327	8,740,398
NVA Holdings, Inc. 2020 Term Loan A5	2.688% (1 Mo. LIBOR + 2.50%	)	2/19/2025		$6,712	6,628,063	(g)
Packaging Coordinators Midco, Inc. 2020 Term Loan	–	(h)	9/25/2027		24,434	24,266,172
Parexel International Corporation Term Loan B	2.896% (1 Mo. LIBOR + 2.75%	)	9/27/2024		10,764	10,552,371
Pathway Vet Alliance LLC 2020 Delayed Draw Term Loan(i)	4.00% - 4.15% (1 Mo. LIBOR + 4.00%	)	3/31/2027		1,593	1,575,402

154	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
Pathway Vet Alliance LLC 2020 Term Loan	4.146% (1 Mo. LIBOR + 4.00%	)	3/31/2027	$19,498	$19,287,220
Pearl Intermediate Parent LLC 2018 1st Lien Term Loan	2.896% (1 Mo. LIBOR + 2.75%	)	2/14/2025	11,681	11,424,076
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.896% (1 Mo. LIBOR + 3.75%	)	11/16/2025	29,402	29,039,109
Revint Intermediate II, LLC 2020 Term Loan B	5.75% (1 Mo. LIBOR + 5.00%	)	10/15/2027	11,726	11,623,002	(g)
Select Medical Corp. 2017 Term Loan B	2.78% (3 Mo. LIBOR + 2.50%	)	3/6/2025	23,468	23,127,028
Southern Veterinary Partners LLC Delayed Draw Term Loan(i)	0.50% (1 Mo. LIBOR + .50%	)	10/1/2027	1,642	1,633,451	(g)
Southern Veterinary Partners LLC Term Loan	5.00% (1 Mo. LIBOR + 4.00%	)	10/2/2027	11,902	11,842,519	(g)
Sunshine Luxembourg VII SARL USD Term Loan B1 (Luxembourg)(b)	5.25% (3 Mo. LIBOR + 4.25%	)	10/1/2026	20,360	20,376,667
Surgery Center Holdings, Inc. 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	9/3/2024	21,147	20,754,044
Team Health Holdings, Inc. 1st Lien Term Loan	–	(h)	2/6/2024	2,460	2,157,506
U.S. Renal Care, Inc. 2019 Term Loan B	5.146% (1 Mo. LIBOR + 5.00%	)	6/26/2026	21,733	21,596,782
Verscend Holding Corp. 2018 Term Loan B	4.646% (1 Mo. LIBOR + 4.50%	)	8/27/2025	29,031	28,994,331
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	5.714% - 5.72% (3 Mo. LIBOR + 5.50%	)	10/1/2025	23,930	22,813,320
WP CityMD Bidco LLC 2019 Term Loan B	5.50% (1 Mo. LIBOR + 4.50% (6 Mo. LIBOR + 4.50%	) )	8/13/2026	18,989	18,967,665
Zelis Healthcare Corporation Term Loan B	4.896% (1 Mo. LIBOR + 4.75%	)	9/30/2026	12,628	12,644,567
Zotec Partners, LLC 2020 Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	2/14/2024	2,970	2,955,158	(g)
Total					719,415,326

See Notes to Financial Statements.	155

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Housing 1.93%
ACProducts, Inc. 2020 Term Loan B	7.50% (3 Mo. LIBOR + 6.50%	)	8/18/2025		$11,517	$11,798,181
Beacon Roofing Supply, Inc. 2017 Term Loan B	2.396% (1 Mo. LIBOR + 2.25%	)	1/2/2025		2,754	2,696,384
Core & Main LP 2017 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	8/1/2024		8,670	8,583,440
Cornerstone Building Brands, Inc. 2018 Term Loan	3.88% (1 Mo. LIBOR + 3.75%	)	4/12/2025		25,791	25,649,639
CPG International Inc. 2017 Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	5/5/2024		5,707	5,711,934
GYP Holdings III Corp. 2018 Term Loan B	2.896% (3 Mo. LIBOR + 2.75%	)	6/1/2025		4,738	4,705,034
Hamilton Holdco, LLC 2018 Term Loan B	2.23% (3 Mo. LIBOR + 2.00%	)	1/2/2027		7,486	7,410,996	(g)
Jeld-Wen Inc. 2017 1st Lien Term Loan	2.146% (1 Mo. LIBOR + 2.00%	)	12/14/2024		6,222	6,125,202
MI Windows and Doors, LLC Term Loan B	6.50% (1 Mo. LIBOR + 5.50%	)	11/6/2026		12,920	12,946,492
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	2.646% (1 Mo. LIBOR + 2.50%	)	2/1/2027		15,830	15,641,143
Summit Materials LLC 2017 Term Loan B	2.146% (1 Mo. LIBOR + 2.00%	)	11/21/2024		10,177	10,032,528
Total						111,300,973

Information Technology 12.60%
Adevinta ASA USD Term Loan B (Norway)(b)	–	(h)	10/13/2027		11,727	11,748,899
Banff Merger Sub Inc 2018 USD Term Loan B	4.396% (3 Mo. LIBOR + 4.25%	)	10/2/2025		16,816	16,657,235
Barracuda Networks, Inc. 2020 2nd Lien Term Loan	7.50% (3 Mo. LIBOR + 6.75%	)	10/30/2028		9,772	9,870,101	(g)
Castle US Holding Corporation USD Term Loan B	–	(h)	1/29/2027		6,058	5,863,261
Cornerstone OnDemand, Inc. Term Loan B	4.396% (1 Mo. LIBOR + 4.25%	)	4/22/2027		11,949	11,961,799
Cvent, Inc. 1st Lien Term Loan	–	(h)	11/29/2024		5,860	5,548,744
Dedalus Finance GmbH EUR Term Loan B(c)	4.50% (6 Mo. EURIBOR + 4.50%	)	5/4/2027	EUR	7,769	9,316,835

156	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
ECI Macola Max Holdings LLC 2020 Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	11/9/2027	$14,657	$14,556,308
Epicor Software Corporation 2020 2nd Lien Term Loan	8.75% (1 Mo. LIBOR + 7.75%	)	7/31/2028	3,888	4,016,761
Epicor Software Corporation 2020 Term Loan	5.25% (1 Mo. LIBOR + 4.25%	)	7/30/2027	22,562	22,625,162
Eta Australia Holdings III Pty Ltd Term Loan (Australia)(b)	4.146% (1 Mo. LIBOR + 4.00%	)	5/6/2026	11,464	11,234,710
MISYS 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	6/13/2024	34,413	33,435,279
Go Daddy Operating Company, LLC 2020 Term Loan B3	2.646% (1 Mo. LIBOR + 2.50%	)	8/10/2027	12,434	12,411,168
Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B	3.398% (1 Mo. LIBOR + 3.25%	)	12/1/2023	8,001	8,001,714
Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B	–	(h)	12/1/2027	13,919	13,893,146
Hyland Software, Inc. 2018 1st Lien Term Loan	4.25% (1 Mo. LIBOR + 3.50%	)	7/1/2024	2,897	2,888,490
Imperva, Inc. 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/12/2026	20,108	19,982,161
Imprivata, Inc. Term Loan	–	(h)	12/1/2027	12,697	12,665,330
Delta Top Co. 2020 2nd Lien Term Loan	–	(h)	12/1/2028	5,429	5,471,624
Delta Top Co. 2020 Term Loan B	–	(h)	12/1/2027	13,029	12,928,308
Informatica LLC 2020 USD 2nd Lien Term Loan	7.125% (3 Mo. LIBOR + 7.13%	)	2/25/2025	7,339	7,483,062
Informatica LLC 2020 USD Term Loan B	3.396% (1 Mo. LIBOR + 3.25%	)	2/25/2027	11,402	11,241,382
ION Trading Technologies S.a.r.l. USD Incremental Term Loan B (Luxembourg)(b)	5.00% (3 Mo. LIBOR + 4.00%	)	11/21/2024	17,175	16,988,949
LogMeIn, Inc. Term Loan B	4.888% (1 Mo. LIBOR + 4.75%	)	8/31/2027	29,666	29,365,499
MA FinanceCo., LLC USD Term Loan B3	2.646% (1 Mo. LIBOR + 2.50%	)	6/21/2024	1,463	1,427,983
Marcel LUX IV Sarl 2020 USD Term Loan B (Luxembourg)(b)	–	(h)	9/22/2027	6,840	6,811,873

See Notes to Financial Statements.	157

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
McAfee, LLC 2018 USD Term Loan B	3.896% (1 Mo. LIBOR + 3.75%	)	9/30/2024	$16,558	$16,548,877
NASCAR Holdings, Inc Term Loan B	2.896% (1 Mo. LIBOR + 2.75%	)	10/19/2026	12,788	12,614,039
Omnitracs, Inc. 2018 Term Loan B	2.975% (3 Mo. LIBOR + 2.75%	)	3/21/2025	2,924	2,839,471
Omnitracs, Inc. 2020 2nd Lien Term Loan	8.149% (1 Mo. LIBOR + 8.00%	)	10/23/2028	4,976	4,927,284
Omnitracs, Inc. 2020 Incremental Term Loan	4.399% (1 Mo. LIBOR + 4.25%	)	3/23/2025	2,226	2,210,766
ON Semiconductor Corporation 2019 Term Loan B	2.146% (1 Mo. LIBOR + 2.00%	)	9/19/2026	10,939	10,881,690
Perforce Software, Inc. 2020 Term Loan B	3.896% (1 Mo. LIBOR + 3.75%	)	7/1/2026	20,440	20,045,592
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	4/26/2024	12,398	12,185,967
Project Angel Holdings LLC 2018 1st Lien Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	5/30/2025	15,685	15,293,307	(g)
Project Boost Purchaser LLC 2019 Term Loan B	3.646% (3 Mo. LIBOR + 3.50%	)	6/1/2026	14,315	13,970,728
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan	4.00% (2 Mo. LIBOR + 3.00% (3 Mo. LIBOR + 3.00%	) )	11/3/2023	16,497	16,414,636
Renaissance Holding Corp. 2018 1st Lien Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	5/30/2025	21,562	21,094,740
Rocket Software, Inc. 2018 Term Loan	4.396% (3 Mo. LIBOR + 4.25%	)	11/28/2025	8,743	8,620,379
Science Applications International Corporation 2018 Term Loan B	2.021% (1 Mo. LIBOR + 1.88%	)	10/31/2025	14,692	14,523,351
Seattle SpinCo, Inc. USD Term Loan B3	2.646% (1 Mo. LIBOR + 2.50%	)	6/21/2024	9,966	9,726,623
Severin Acquisition, LLC 2018 Term Loan B	3.39% (1 Mo. LIBOR + 3.25%	)	8/1/2025	17,756	17,401,293

158	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Solera, LLC USD Term Loan B	2.896% (1 Mo. LIBOR + 2.75%	)	3/3/2023	$8,207	$8,112,350
Sophia, L.P. 2020 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	10/7/2027	13,681	13,612,379
SS&C Technologies Holdings Europe Sarl 2018 Term Loan B4 (Luxembourg)(b)	1.896% (1 Mo. LIBOR + 1.75%	)	4/16/2025	12,496	12,318,653
SS&C Technologies Inc. 2018 Term Loan B3	1.896% (1 Mo. LIBOR + 1.75%	)	4/16/2025	16,499	16,265,065
SS&C Technologies Inc. 2018 Term Loan B5	1.896% (1 Mo. LIBOR + 1.75%	)	4/16/2025	9,484	9,369,706
Surf Holdings, LLC USD Term Loan	3.75% (3 Mo. LIBOR + 3.50%	)	3/5/2027	19,377	19,000,141
Tech Data Corporation ABL Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	6/30/2025	4,530	4,541,348
Tibco Software Inc. 2020 Term Loan B3	3.90% (1 Mo. LIBOR + 3.75%	)	6/30/2026	22,883	22,468,319
Uber Technologies, Inc. 2018 Incremental Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	7/13/2023	17,418	17,366,731
Ultimate Software Group Inc(The) 2020 2nd Lien Incremental Term Loan	7.50% (1 Mo. LIBOR + 6.75%	)	5/3/2027	4,453	4,553,464
Ultimate Software Group Inc(The) 2020 Incremental Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	5/4/2026	14,569	14,616,225
Ultimate Software Group Inc. (The) Term Loan B	3.896% (1 Mo. LIBOR + 3.75%	)	5/4/2026	13,688	13,629,103
Veritas US Inc. 2020 USD Term Loan B	6.50% (3 Mo. LIBOR + 5.50%	)	9/1/2025	17,344	17,164,737
Vertiv Group Corporation Term Loan B	3.149% (1 Mo. LIBOR + 3.00%	)	3/2/2027	18,807	18,555,181
VS Buyer, LLC Term Loan B	3.396% (1 Mo. LIBOR + 3.25%	)	2/28/2027	9,657	9,566,220
Web.com Group, Inc. 2018 Term Loan B	3.893% (3 Mo. LIBOR + 3.75%	)	10/10/2025	7,130	6,991,636
Total					725,825,784

See Notes to Financial Statements.	159

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Manufacturing 3.81%
AI Aqua Merger Sub, Inc. 2019 Incremental Term Loan B	5.25% (1 Mo. LIBOR + 4.25%	)	12/13/2023		$4,715	$4,632,794	(g)
Airxcel, Inc. 2018 1st Lien Term Loan	4.646% (1 Mo. LIBOR + 4.50%	)	4/28/2025		13,671	13,209,627
Apex Tool Group, LLC 2019 Term Loan B	6.50% (1 Mo. LIBOR + 5.25%	)	8/1/2024		11,726	11,478,494
Array Technologies, Inc. Term Loan B	5.00% (1 Mo. LIBOR + 4.00%	)	10/8/2027		14,067	14,032,133	(g)
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan	5.25% (3 Mo. LIBOR + 4.25%	)	6/21/2024		14,970	14,414,016
CeramTec AcquiCo GmbH EUR 2017 Term Loan B1(c)	2.50% (1 EURIBOR + 2.50%	)	3/7/2025	EUR	5,826	6,845,966
CPI Holdco, LLC 2019 Term Loan	4.396% (1 Mo. LIBOR + 4.25%	)	11/4/2026		$4,401	4,379,255
Deliver Buyer, Inc. Term Loan B	5.22% (3 Mo. LIBOR + 5.00%	)	5/1/2024		20,765	20,570,505
Electrical Components International, Inc. 2018 1st Lien Term Loan	4.396% (1 Mo. LIBOR + 4.25%	)	6/26/2025		7,131	6,843,222
Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan	4.00% (3 Mo. LIBOR + 3.00%	)	7/19/2024		14,651	14,440,535
Hillman Group, Inc. (The) 2018 Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	5/31/2025		4,198	4,172,072
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	9/6/2025		12,439	11,815,276
Pro Mach Group, Inc. 2018 Term Loan B	2.896% (1 Mo. LIBOR + 2.75%	)	3/7/2025		9,604	9,361,399
Sabre Industries, Inc. 2019 Term Loan B	3.393% (1 Mo. LIBOR + 3.25%	)	4/15/2026		5,919	5,891,426
Tecomet Inc. 2017 Repriced Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	5/1/2024		20,463	19,956,591
UTEX Industries Inc. 1st Lien Term loan 2014(j)	–	(h)	5/22/2021		32,193	9,899,279
UTEX Industries Inc. 2020 DIP Term Loan	10.50% (1 Mo. LIBOR + 9.00%	)	2/10/2021		2,019	2,037,584	(g)

160	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
UTEX Industries Inc. 2nd Lien Term Loan 2014(j)	–	(h)	5/22/2022	$22,936	$573,400
Vertical Midco GmbH USD Term Loan B (Germany)(b)	4.57% (6 Mo. LIBOR + 4.25%	)	7/30/2027	24,279	24,251,708
Yak Access, LLC 2018 1st Lien Term Loan B	5.223% (3 Mo. LIBOR + 5.00%	)	7/11/2025	23,519	20,647,261
Total					219,452,543

Media/Telecommunications 11.54%
Altice Financing SA 2017 USD Term Loan B (Luxembourg)(b)	2.891% (1 Mo. LIBOR + 2.75%	)	7/15/2025	15,872	15,329,828
Altice Financing SA USD 2017 1st Lien Term Loan (Luxembourg)(b)	2.896% (1 Mo. LIBOR + 2.75%	)	1/31/2026	9,358	9,051,622
Altice France S.A. 2018 Term Loan B13 (France)(b)	4.237% (3 Mo. LIBOR + 4.00%	)	8/14/2026	23,371	23,166,974
Altice France S.A. USD Term Loan B12 (France)(b)	3.828% (1 Mo. LIBOR + 3.69%	)	1/31/2026	3,661	3,617,412
Ancestry.com Inc. 2020 Term Loan	–	(h)	12/6/2027	19,534	19,504,655
AppLovin Corporation 2018 Term Loan B	3.646% (1 Mo. LIBOR + 3.50%	)	8/15/2025	7,526	7,503,480
AppLovin Corporation 2020 Incremental Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	8/15/2025	7,240	7,233,180
Banijay Entertainment S.A.S USD Term Loan (France)(b)	3.888% (1 Mo. LIBOR + 3.75%	)	3/1/2025	17,588	17,115,163
Buzz Merger Sub Ltd. 2020 Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	1/29/2027	11,725	11,710,546	(g)
Cablevision Lightpath LLC Term Loan B	–	(h)	9/15/2027	7,035	7,006,113
CenturyLink, Inc. 2020 Term Loan A	2.146% (1 Mo. LIBOR + 2.00%	)	1/31/2025	1,582	1,547,242
CenturyLink, Inc. 2020 Term Loan B	2.396% (1 Mo. LIBOR + 2.25%	)	3/15/2027	47,228	46,264,166
Charter Communications Operating, LLC 2019 Term Loan B2	1.90% (1 Mo. LIBOR + 1.75%	)	2/1/2027	14,384	14,238,333

See Notes to Financial Statements.	161

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media/Telecommunications (continued)
Cinemark USA, Inc. 2018 Term Loan B	1.90% (1 Mo. LIBOR + 1.75%	)	3/31/2025	$3,275	$3,027,509
Clear Channel Outdoor Holdings, Inc. Term Loan B	3.666% - 3.71% (2 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	8/21/2026	20,267	19,127,169
Colorado Buyer Inc Term Loan B	4.00% (3 Mo. LIBOR + 3.00%	)	5/1/2024	4,851	4,514,539
Consolidated Communications, Inc. 2020 Term Loan B	5.75% (1 Mo. LIBOR + 4.75%	)	10/2/2027	20,374	20,416,460
CSC Holdings, LLC 2017 Term Loan B1	2.389% (1 Mo. LIBOR + 2.25%	)	7/17/2025	48,300	47,251,960
CSC Holdings, LLC 2018 Incremental Term Loan	2.389% (1 Mo. LIBOR + 2.25%	)	1/15/2026	2,397	2,341,426
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(b)	3.50% (1 Mo. LIBOR + 2.50%	)	2/1/2024	14,516	14,183,969
E.W. Scripps Company (The) 2019 Term Loan B2	2.646% (1 Mo. LIBOR + 2.56%	)	5/1/2026	9,795	9,615,833
Frontier Communications Corp. 2020 DIP Exit Term Loan	5.75% (3 Mo. LIBOR + 4.75%	)	10/8/2021	7,817	7,841,790
Gray Television, Inc. 2017 Term Loan B	2.399% (3 Mo. LIBOR + 2.25%	)	2/7/2024	4,873	4,799,388
Gray Television, Inc. 2018 Term Loan C	2.649% (3 Mo. LIBOR + 2.50%	)	1/2/2026	17,852	17,630,028
iHeartCommunications, Inc. 2020 Term Loan	3.146% (1 Mo. LIBOR + 3.00%	)	5/1/2026	23,042	22,326,475
LCPR Loan Financing LLC, Initial Term Loan	5.141% (1 Mo. LIBOR + 5.00%	)	10/15/2026	5,021	5,035,615
Lions Gate Capital Holdings LLC 2018 Term Loan B	2.396% (1 Mo. LIBOR + 2.25%	)	3/24/2025	9,472	9,258,447
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	10/20/2025	25,532	24,028,610
Nexstar Broadcasting, Inc. 2018 Term Loan B3	2.396% (1 Mo. LIBOR + 2.25%	)	1/17/2024	6,370	6,294,020
Nexstar Broadcasting, Inc. 2019 Term Loan B4	2.899% (1 Mo. LIBOR + 2.75%	)	9/18/2026	27,976	27,698,047

162	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media/Telecommunications (continued)
Northwest Fiber, LLC Term Loan B	5.638% (1 Mo. LIBOR + 5.50%	)	4/30/2027	$12,107	$12,141,963
PUG LLC USD Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	2/12/2027	12,464	11,701,022
Radiate Holdco, LLC 2020 Term Loan	4.25% (1 Mo. LIBOR + 3.50%	)	9/25/2026	9,772	9,744,713
SBA Senior Finance II LLC 2018 Term Loan B	1.90% (1 Mo. LIBOR + 1.75%	)	4/11/2025	18,303	18,082,331
Terrier Media Buyer, Inc. Term Loan B	4.396% (1 Mo. LIBOR + 4.25%	)	12/17/2026	11,031	10,916,670
UFC Holdings, LLC 2019 Term Loan	4.25% (6 Mo. LIBOR + 3.25%	)	4/29/2026	17,529	17,392,868
Univision Communications Inc. 2020 Replacement Term Loan	4.75% (1 Mo. LIBOR + 3.75%	)	3/15/2026	13,570	13,461,501
Univision Communications Inc. Term Loan C5	3.75% (1 Mo. LIBOR + 2.75%	)	3/15/2024	16,258	16,001,066
UPC Broadband Holding B.V. 2020 USD Term Loan B1 (Netherlands)(b)	3.673% (2 Mo. LIBOR + 3.50%	)	1/31/2029	6,132	6,082,368
UPC Broadband Holding B.V. 2020 USD Term Loan B2 (Netherlands)(b)	3.677% (2 Mo. LIBOR + 3.50%	)	1/31/2029	6,132	6,082,370
Virgin Media Bristol LLC USD Term Loan N	2.641% (1 Mo. LIBOR + 2.50%	)	1/31/2028	23,686	23,282,982
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023	25,527	25,273,494
William Morris Endeavor Entertainment, LLC 2018 1st Lien Term Loan	2.90% (1 Mo. LIBOR + 2.75%	)	5/18/2025	25,097	22,913,322
Windstream Services, LLC 2020 Exit Term Loan B	7.25% (1 Mo. LIBOR + 6.25%	)	9/21/2027	7,807	7,533,479
Xplornet Communications, Inc. 2020 Term Loan B (Canada)(b)	4.896% (1 Mo. LIBOR + 4.75%	)	6/10/2027	14,794	14,671,737
Zayo Group Holdings, Inc. USD Term Loan	3.146% (1 Mo. LIBOR + 3.00%	)	3/9/2027	21,500	21,165,558
Total					665,127,443

See Notes to Financial Statements.	163

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Metals/Minerals 0.13%
GrafTech Finance, Inc. 2018 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	2/12/2025		$7,807	$7,771,498

Retail 2.75%
Academy, Ltd. 2020 Term Loan	5.75% (1 Mo. LIBOR + 5.00%	)	11/5/2027		14,655	14,489,728
Amer Sports Oyj EUR Term Loan B(c)	4.50% (6 Mo. EURIBOR + 4.50%	)	3/30/2026	EUR	19,164	21,780,067
Anastasia Parent LLC 2018 Term Loan B	3.97% (3 Mo. LIBOR + 3.75%	)	8/11/2025		$24,129	11,972,152
Bass Pro Group LLC Term Loan B	5.75% (3 Mo. LIBOR + 5.00%	)	9/25/2024		13,763	13,781,724
BDF Acquisition Corp.1st Lien Term Loan	6.25% (1 Mo. LIBOR + 5.25%	)	8/14/2023		23,617	22,731,610
Canada Goose Inc. Term Loan (Canada)(b)	5.00% (1 Mo. LIBOR + 4.25%	)	10/7/2027		11,699	11,705,999
Chinos Intermediate Holdings A, Inc. Exit Term Loan	10.25% (3 Mo. LIBOR + 10.00%	)	9/10/2027		3,340	3,501,124
Coty Inc. 2018 USD Term Loan B	2.377% (1 Mo. LIBOR + 2.25%	)	4/7/2025		6,594	6,235,615
Harbor Freight Tools USA, Inc. 2020 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	10/19/2027		27,596	27,442,830
Party City Holdings Inc. 2018 Term Loan B	–	(h)	8/19/2022		2,931	2,668,011
Petco Animal Supplies, Inc. 2017 Term Loan B	4.25% (3 Mo. LIBOR + 3.25%	)	1/26/2023		21,258	20,128,266
Sally Holdings LLC Term Loan B1	2.40% (1 Mo. LIBOR + 2.25%	)	7/5/2024		1,884	1,860,373
Total						158,297,499

Service 4.32%
Allied Universal Holdco LLC 2019 Term Loan B	4.396% (1 Mo. LIBOR + 4.25%	)	7/10/2026		17,237	17,154,977
APX Group, Inc. 2020 Term Loan	5.146% - 7.25% (Prime Rate + 4.00% (1 Mo. LIBOR + 5.00%	) )	12/31/2025		4,878	4,844,820
AVSC Holding Corp. 2018 2nd Lien Term Loan	8.25% (3 Mo. LIBOR + 7.25%	)	9/1/2025		5,525	3,502,970

164	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
EagleView Technology Corporation 2018 Add On Term Loan B	3.733% (3 Mo. LIBOR + 3.50%)		8/14/2025	$22,156	$21,597,440
Emerald TopCo, Inc. Term Loan	3.646% - 3.71% (1 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	7/24/2026	14,906	14,589,154
Zodiac Pool Tranche B1 USD Loan	2.146% (1 Mo. LIBOR + 2.00%	)	7/2/2025	3,044	3,009,619	(g)
Guidehouse LLP 2018 Term Loan	4.646% (1 Mo. LIBOR + 4.50%	)	5/1/2025	14,715	14,664,647
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	28,754	27,459,715
Learning Care Group, Inc. 2018 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.25%	)	3/13/2025	16,596	15,797,772
MHI Holdings LLC Term Loan B	5.1455%		9/21/2026	25,394	25,266,740
Resideo Funding Inc. Term Loan B	2.48% (3 Mo. LIBOR + 2.25%	)	10/24/2025	8,258	8,154,413
Sedgwick Claims Management Services, Inc. 2018 Term Loan B	3.396% (1 Mo. LIBOR + 3.25%	)	12/31/2025	19,169	18,769,679
Service Logic Acquisition, Inc Delayed Draw Term Loan(i)	–	(h)	10/29/2027	2,188	2,190,492
Service Logic Acquisition, Inc. Term Loan	–	(h)	10/29/2027	7,584	7,593,703
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.47% (3 Mo. LIBOR + 4.25%	)	7/30/2025	16,331	15,616,110
TNT Crane & Rigging, Inc. Exit Takeback PIK Term Loan	12% (1 Mo. LIBOR + 9.00%	)	4/16/2025	4,302	4,210,805
United PF Holdings LLC 2019 2nd Lien Term Loan	8.72% (3 Mo. LIBOR + 8.50%	)	12/30/2027	4,000	3,480,000	(g)
USIC Holdings, Inc. 2017 Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	12/8/2023	17,521	17,323,914
Weight Watchers International, Inc. 2017 Term Loan B	5.50% (1 Mo. LIBOR + 4.75%	)	11/29/2024	23,511	23,601,346
Total					248,828,316

See Notes to Financial Statements.	165

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation 4.19%
Belron Finance US LLC 2018 Term Loan B	2.464% (3 Mo. LIBOR + 2.25%	)	11/13/2025	$11,840	$11,618,264	(g)
Belron Finance US LLC 2019 USD Term Loan B3	2.464% (3 Mo. LIBOR + 2.25%	)	10/30/2026	7,129	6,977,414
Chassix Inc. 2017 1st Lien Term Loan	6.50% - 7.75% (Prime Rate + 4.50% (6 Mo. LIBOR + 5.50%	) )	11/15/2023	20,428	19,304,499	(g)
CWGS Group, LLC 2016 Term Loan	3.50% (1 Mo. LIBOR + 2.75% (3 Mo. LIBOR + 2.75%	) )	11/8/2023	17,043	16,794,956
DexKo Global Inc. 2018 USD Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	7/24/2024	5,863	5,811,303	(g)
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	8.474% (3 Mo. LIBOR + 8.25%	)	4/10/2026	21,677	21,433,049
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	4.646% (1 Mo. LIBOR + 4.50%	)	2/4/2026	11,059	10,818,411
Genesee & Wyoming Inc. (New) Term Loan	2.22% (1 Mo. LIBOR + 2.00%	)	12/30/2026	10,639	10,581,009
Gruden Acquisition, Inc. 2017 Term Loan	6.50% (3 Mo. LIBOR + 5.50%	)	8/18/2022	12,209	12,055,931
Gruden Acquisition, Inc. 2nd Lien Term Loan	9.50% (3 Mo. LIBOR + 8.50%	)	8/18/2023	24,245	22,062,950
Kestrel Bidco Inc. Term Loan B (Canada)(b)	4.00% (6 Mo. LIBOR + 3.00%	)	12/11/2026	15,628	14,751,930
Mavis Tire Express Services Corp. 2020 Add-On Term Loan B	–	(h)	3/20/2025	14,655	14,553,851
Navistar International Corporation 2017 1st Lien Term Loan B	3.65% (1 Mo. LIBOR + 3.50%	)	11/6/2024	11,261	11,232,484
Clarios Global LP	3.646% (1 Mo. LIBOR + 3.50%	)	4/30/2026	19,683	19,524,796
Tenneco, Inc. 2018 Term Loan B	3.146% (1 Mo. LIBOR + 3.00%	)	10/1/2025	24,349	23,517,929
Thor Industries, Inc. USD Term Loan B	3.938% (1 Mo. LIBOR + 3.75%	)	2/1/2026	7,441	7,416,209

166	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation (continued)
Wand NewCo 3, Inc. 2020 Term Loan	3.146% (1 Mo. LIBOR + 3.00%	)	2/5/2026	$13,208	$12,873,570
Total					241,328,555

Utility 1.88%
Brookfield WEC Holdings Inc. 2020 Term Loan	3.75% (1 Mo. LIBOR + 3.00%	)	8/1/2025	26,696	26,489,330
Calpine Construction Finance Company, L.P. 2017 Term Loan B	2.146% (1 Mo. LIBOR + 2.00%	)	1/15/2025	5,190	5,126,445
Calpine Corporation 2019 Term Loan B10	2.146% (1 Mo. LIBOR + 2.00%	)	8/12/2026	8,812	8,700,702
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	10/1/2027	16,883	16,866,249
Frontera Generation Holdings LLC 2018 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	5/2/2025	30,682	8,987,115
Helix Gen Funding, LLC Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	6/3/2024	25,428	25,258,725
Pacific Gas & Electric Company 2020 Term Loan	5.50% (3 Mo. LIBOR + 4.50%	)	6/23/2025	13,439	13,556,708
Pike Corporation 2020 Term Loan B	3.15% - 5.25% (Prime Rate + 2.00% (1 Mo. LIBOR + 3.00%	) )	7/24/2026	3,580	3,576,898
Total					108,562,172
Total Floating Rate Loans (cost $4,611,024,347)					4,501,382,806

	Dividend			Shares
	Rate			(000)

PREFERRED STOCKS 0.44%

Shipping
ACBL Holdings Corp. Series A	Zero Coupon			354	9,742,425	(a)
ACBL Holdings Corp. Series B	Zero Coupon			445	15,343,979	(a)
Total Preferred Stocks (cost $19,975,575)					25,086,404

See Notes to Financial Statements.	167

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Investments	Exercise Price	Expiration Date	Shares (000)	Fair Value
WARRANT 0.00%

Service
TNT Crane & Rigging, Inc.* (cost $50,604)	$4.00	10/16/2025	13	$31,628 (e)
Total Long-Term Investments (cost $5,572,654,439)				5,504,201,379

			Principal Amount (000)

SHORT-TERM INVESTMENT 4.77%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $280,518,600 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $280,365,156; proceeds: $274,867,772 (cost $274,867,772)			$274,868	274,867,772
Total Investments in Securities 100.30% (cost $5,847,522,211)				5,779,069,151
Less Unfunded Loan Commitments (0.30%) (cost $17,332,195)(k) See Footnote (2(o)).				(17,195,278)
Net Investments 100.00% (cost $5,830,190,016)				5,761,873,873
Liabilities in Excess of Foreign Cash and Other Assets(i) (0.00%)				(29,601)
Net Assets 100.00%				$5,761,844,272

CAD	Canadian dollar.
EUR	Euro.
GBP	British pound.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $713,031,627, which represents 12.38% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.

168	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(g)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate to be determined.
(i)	Security partially/fully unfunded. See Note (2(o)).
(j)	Defaulted (non-income producing security).
(k)	See Note (2(o)).
(l)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Interest Rate Swap Contracts at November 30, 2020:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Credit Suisse(1)	.6108%	3-Month USD LIBOR Index	2/15/2028	$ 8,594,000	$ 8,610,180	$16,180
Credit Suisse(1)	.6764%	3-Month USD LIBOR Index	9/15/2029	11,566,000	11,657,016	91,016
Credit Suisse(1)	.619%	3-Month USD LIBOR Index	2/15/2028	10,017,000	10,030,005	13,005
Credit Suisse(1)	.6513%	3-Month USD LIBOR Index	6/1/2029	16,982,000	17,114,550	132,550
Credit Suisse(1)	.1835%	3-Month USD MFEDL Index	10/21/2025	32,990	33,086	96
Credit Suisse(2)	.0511%	3-Month USD MFEDL Index	10/21/2022	345,082	345,264	182
Total						$253,029

See Notes to Financial Statements.	169

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Credit Suisse(1)	.451%	3-Month USD LIBOR Index	5/15/2023	$20,744,000	$20,634,559	$(109,441)
Credit Suisse(1)	.4578%	3-Month USD LIBOR Index	8/1/2022	8,900,000	8,865,540	(34,460)
Credit Suisse(1)	.5631%	3-Month USD LIBOR Index	8/15/2026	8,800,000	8,765,450	(34,550)
Credit Suisse(1)	.4781%	3-Month USD LIBOR Index	2/1/2024	9,800,000	9,732,465	(67,535)
Credit Suisse(1)	.4925%	3-Month USD LIBOR Index	9/15/2024	21,286,000	21,142,437	(143,563)
Credit Suisse(1)	.5008%	3-Month USD LIBOR Index	11/1/2024	9,208,000	9,144,361	(63,639)
Credit Suisse(1)	3-Month USD SOFR Index	.0493%	10/21/2022	345,082	344,907	(175)
Credit Suisse(1)	3-Month USD SOFR Index	.1731%	10/21/2025	32,990	32,900	(90)
Total						$(453,453)

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).
(2)	Central clearinghouse: London Clearing House (LCH).

Open Total Return Swaps Contracts at November 30, 2020:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	284,414	Long	12/20/2020	$50,000,000	$50,440,842	$440,842
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	237,758	Long	06/20/2021	42,000,000	42,265,101	265,101
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	238,467	Long	12/21/2020	42,000,000	42,292,122	292,122
Morgan Stanley	IBXXLL	3 Mo. LIBOR + .00%	141,563	Long	03/22/2021	25,000,000	25,145,455	145,455
J P Morgan	IBXXLL	3 Mo. LIBOR + .00%	164,362	Long	12/21/2020	29,000,000	29,149,569	149,569
Total						$188,000,000	$189,293,089	$1,293,089

*	iBoxx Leverage Loan Index.

170	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Buy	Bank of America	1/20/2021	3,472,000	$2,608,283	$2,674,334	$66,051
Euro	Buy	Bank of America	12/4/2020	995,000	1,180,701	1,186,940	6,239
Euro	Buy	State Street Bank and Trust	12/4/2020	5,656,000	6,687,667	6,747,070	59,403
Euro	Buy	Bank of America	12/4/2020	3,506,000	4,122,989	4,182,324	59,335
British pound	Sell	State Street Bank and Trust	12/8/2020	7,602,000	10,154,296	10,134,999	19,297
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$210,325

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Canadian dollar	Sell	State Street Bank and Trust	1/20/2021	12,250,000	$9,312,697	$9,435,654	$(122,957)
Euro	Sell	Credit Agricole	12/4/2020	43,222,000	51,267,127	51,559,732	(292,605)
Euro	Sell	Morgan Stanley	12/4/2020	4,810,000	5,707,130	5,737,872	(30,742)
Euro	Sell	Toronto Dominion Bank	12/4/2020	5,553,000	6,529,817	6,624,200	(94,383)
Euro	Sell	Bank of America	12/4/2020	6,846,000	8,104,664	8,166,626	(61,962)
Euro	Sell	Bank of America	12/4/2020	7,234,000	8,559,305	8,629,473	(70,168)
British pound	Sell	Bank of America	12/8/2020	4,448,000	5,793,600	5,930,081	(136,481)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(809,298)

Open Futures Contracts at November 30, 2020:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 2-Year Treasury Note	March 2021	388	Short	$(85,656,385)	$(85,690,406)	$(34,021)
U.S. 5-Year Treasury Note	March 2021	1,348	Short	(169,771,946)	(169,890,125)	(118,179)
Total Unrealized Depreciation on Open Futures Contracts						$(152,200)

See Notes to Financial Statements.	171

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$41,030,204	$7,790,465	$48,820,669
Common Stocks
Energy	–	–	59,755	59,755
Service	–	9,121,472	–	9,121,472
Shipping	–	–	1,904,200	1,904,200
Specialty Retail	–	19,653,439	–	19,653,439
Other	6,929,931	–	–	6,929,931
Convertible Bonds	–	98,437,080	–	98,437,080
Corporate Bonds
Metals/Minerals	–	10,294,023	5	10,294,028
Remaining industries	–	708,237,156	–	708,237,156
Exchange-Traded Fund	74,242,811	–	–	74,242,811
Floating Rate Loans
Aerospace	–	191,708,901	22,350,547	214,059,448
Chemicals	–	114,700,077	–	114,700,077
Consumer Durables	–	21,873,675	–	21,873,675
Consumer Non-Durables	–	61,472,443	–	61,472,443
Energy	–	109,434,465	20,871,174	130,305,639
Financial	–	194,668,774	11,653,457	206,322,231
Food & Drug	–	26,537,307	–	26,537,307
Food/Tobacco	–	181,038,622	–	181,038,622
Forest Products	–	56,171,720	–	56,171,720
Gaming/Leisure	–	282,991,535	–	282,991,535
Healthcare	–	652,998,009	66,417,317	719,415,326
Housing	–	103,889,977	7,410,996	111,300,973
Information Technology	–	700,662,376	25,163,408	725,825,784
Manufacturing	–	198,750,032	20,702,511	219,452,543
Media/Telecommunications	–	653,416,897	11,710,546	665,127,443
Metals/Minerals	–	7,771,498	–	7,771,498
Retail	–	158,297,499	–	158,297,499
Service	–	242,338,697	6,489,619	248,828,316
Transportation	–	204,594,489	36,734,066	241,328,555
Utility	–	108,562,172	–	108,562,172
Less Unfunded Commitments	–	(15,561,827)	(1,633,451)	(17,195,278)
Preferred Stocks	–	–	25,086,404	25,086,404
Warrant	–	–	31,628	31,628
Short–Term Investment
Repurchase Agreement	–	274,867,772	–	274,867,772
Total	$81,172,742	$5,417,958,484	$262,742,647	$5,761,873,873

172	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2020

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Interest Rate Swaps Contracts
Assets	$–	$253,029	$–	$253,029
Liabilities	–	(453,453)	–	(453,453)
Forward Foreign Currency Exchange Contracts
Assets	–	210,325	–	210,325
Liabilities	–	(809,298)	–	(809,298)
Futures Contracts
Assets	–	–	–	–
Liabilities	(152,200)	–	–	(152,200)
Total Return Swaps Contracts
Assets	–	1,293,089	–	1,293,089
Liabilities	–	–	–	–
Total	$(152,200)	$493,692	$–	$341,492

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loans	Preferred Stock	Warrants
Balance as of December 1, 2019	$4,662,015	$–	$5	$674,941,989	$–	$–
Accrued Discounts (Premiums)	–	–	–	946,716	–	–
Realized Gain (Loss)	–	–	–	(42,106,006)	–	–
Change in Unrealized Appreciation (Depreciation)	(307,816)	(1,023,796)	–	5,463,723	5,110,829	(18,976)
Purchases	–	2,894,384	–	198,167,493	19,975,575	50,604
Sales	–	–	–	(298,881,294)	–	–
Transfers into Level 3	8,098,281	93,367	–	76,664,478	–	–
Transfers out of Level 3	(4,662,015)	–	–	(387,326,909)	–	–
Balance as of November 30, 2020	$7,790,465	$1,963,955	$5	$227,870,190	$25,086,404	$31,628
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$(307,816)	(1,023,796)	$–	$(1,772,461)	$5,110,829	$(18,976)

See Notes to Financial Statements.	173

Schedule of Investments

HIGH YIELD FUND November 30, 2020

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 98.93%

COMMON STOCKS 3.78%

Air Transportation 0.19%
Hawaiian Holdings, Inc.	396	$8,028,633
JetBlue Airways Corp.*	529	7,989,657
Total		16,018,290

Automakers 0.10%
Ferrari NV (Italy)(a)	39	8,306,334

Banking 0.19%
South State Corp.	118	7,845,786
SVB Financial Group*	24	8,148,697
Total		15,994,483

Diversified Capital Goods 0.10%
Badger Meter, Inc.	103	8,501,213

Electronics 0.28%
Cognex Corp.	115	8,660,561
Roku, Inc.*	48	14,236,677
Total		22,897,238

Energy: Exploration & Production 0.21%
Diamondback Energy, Inc.	183	7,301,651
Oasis Petroleum, Inc.*	291	9,958,665
Templar Energy LLC Class A Units	191	15,246	(b)
Total		17,275,562

Food: Wholesale 0.10%
Freshpet, Inc.*	60	8,250,716

Gaming 0.10%
Wynn Resorts Ltd.	85	8,541,495

Health Services 0.11%
10X Genomics, Inc. Class A*	59	9,049,720

Investments & Miscellaneous Financial Services 0.00%
Penson Technologies Class A Units	4,881	48,812	(c)

Machinery 0.20%
Generac Holdings, Inc.*	39	8,304,265

174	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Shares (000)	Fair Value
Machinery (continued)
Kornit Digital Ltd. (Israel)*(a)	99	$8,373,470
TNT Crane & Rigging, Inc.	15	256,059
Total		16,933,794

Medical Products 0.20%
IDEXX Laboratories, Inc.*	18	8,320,228
Shockwave Medical, Inc.*	87	8,475,404
Total		16,795,632

Metals/Mining (Excluding Steel) 0.10%
Freeport-McMoRan, Inc.	354	8,271,944

Multi-Line Insurance 0.11%
Goosehead Insurance, Inc. Class A	71	8,752,506

Non-Electric Utilities 0.10%
Evoqua Water Technologies Corp.*	309	8,052,052

Personal & Household Products 0.29%
Britax Child Safety, Inc.*	2	–	(c)
Garmin Ltd. (Switzerland)(a)	72	8,399,131
Gibson Brands, Inc.	57	6,669,418	(b)
Remington Outdoor Co., Inc.	128	35,289
Revlon, Inc. Class A	702	133,840
Snap-on, Inc.	48	8,366,415
Total		23,604,093

Pharmaceuticals 0.21%
Acceleron Pharma, Inc.*	75	8,812,745
Mirati Therapeutics, Inc.*	37	8,693,655
Total		17,506,400

Real Estate Investment Trusts 0.11%
Park Hotels & Resorts, Inc.	578	9,436,322

Recreation & Travel 0.10%
Royal Caribbean Cruises Ltd.	102	8,045,319

Restaurants 0.10%
Shake Shack, Inc. Class A*	104	8,502,848

Software/Services 0.22%
Pinterest, Inc. Class A*	131	9,200,908

See Notes to Financial Statements.	175

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments			Shares (000)	Fair Value
Software/Services (continued)
Trade Desk, Inc. (The) Class A*			10	$9,321,569
Total				18,522,477

Specialty Retail 0.23%
Canada Goose Holdings, Inc. (Canada)*(a)(d)			254	8,432,722
Chinos Intermediate			56	196,861
Chinos Intermediate			48	612,553
Claires Holdings LLC			7	1,776,882
Rush Enterprises, Inc. Class A			211	8,071,953
Total				19,090,971

Support: Services 0.20%
Bright Horizons Family Solutions, Inc.*			48	8,220,566
Uber Technologies, Inc.*			167	8,301,116
Total				16,521,682

Telecommunications: Wireless 0.11%
QUALCOMM, Inc.			62	9,141,317

Theaters & Entertainment 0.10%
Live Nation Entertainment, Inc.*			120	7,904,391

Transportation: Infrastructure/Services 0.02%
ACBL Holdings Corp.			22	444,540	(b)
Chassix Holdings, Inc.			160	1,436,364
Total				1,880,904
Total Common Stocks (cost $323,330,299)				313,846,515

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 2.22%

Advertising 0.21%
Snap, Inc.†	0.25%	5/1/2025	$4,283	9,099,705
Zillow Group, Inc.	0.75%	9/1/2024	3,310	8,314,306
Total				17,414,011

176	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Air Transportation 0.10%
Spirit Airlines, Inc.	4.75%	5/15/2025		$4,062	$8,153,472

Automakers 0.11%
Tesla, Inc.	2.00%	5/15/2024		1,049	9,600,972

Diversified Capital Goods 0.11%
Enphase Energy, Inc.†	1.00%	6/1/2024		1,400	9,314,649

Electronics 0.12%
Advanced Micro Devices, Inc.	2.125%	9/1/2026		832	9,626,489

Food: Wholesale 0.10%
Chefs’ Warehouse, Inc. (The)†	1.875%	12/1/2024		8,976	8,464,407

Hotels 0.10%
Huazhu Group Ltd. (China)(a)	0.375%	11/1/2022		6,663	8,124,078

Media: Diversified 0.11%
Match Group Financeco 2, Inc.†	0.875%	6/15/2026		5,185	8,865,660

Medical Products 0.30%
Insulet Corp.	0.375%	9/1/2026		6,082	8,195,098
Nevro Corp.	1.75%	6/1/2021		4,758	8,076,705
Repligen Corp.	0.375%	7/15/2024		4,838	8,428,375
Total					24,700,178

Pharmaceuticals 0.08%
Canopy Growth Corp.†(e)	4.25%	7/15/2023	CAD	8,150	6,589,281

Real Estate Investment Trusts 0.10%
IIP Operating Partnership LP†	3.75%	2/21/2024		3,441	8,253,927

Software/Services 0.68%
Cardlytics, Inc.†	1.00%	9/15/2025		5,620	8,827,317
Coupa Software, Inc.†	0.375%	6/15/2026		6,379	8,470,319
Five9, Inc.†	0.50%	6/1/2025		6,248	8,396,595
MercadoLibre, Inc. (Argentina)(a)	2.00%	8/15/2028		2,724	9,620,390
Pinduoduo, Inc. (China)(a)	Zero Coupon	10/1/2024		2,535	8,298,511
RingCentral, Inc.†	Zero Coupon	3/1/2025		11,191	12,646,267
Total					56,259,399

Technology Hardware & Equipment 0.10%
SunPower Corp.	4.00%	1/15/2023		7,129	8,640,288
Total Convertible Bonds (cost $164,786,377)					184,006,811

See Notes to Financial Statements.	177

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(f) 3.88%

Aerospace/Defense 0.06%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	8.50% (1 Mo. LIBOR + 6.50%	)	3/6/2024	$3,857	$3,519,380
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(a)	0.50%		3/6/2025	4,249	1,582,696
Total					5,102,076

Air Transportation 0.10%
JetBlue Airways Corporation Term Loan	6.25% (3 Mo. LIBOR + 5.25%	)	6/17/2024	8,132	8,286,172

Building Materials 0.11%
Airxcel, Inc. 2018 1st Lien Term Loan	4.646% (1 Mo. LIBOR + 4.50%	)	4/28/2025	9,180	8,870,321

Diversified Capital Goods 0.13%
Robertshaw US Holding Corp 2018 1st Lien Term Loan	4.50% (1 Mo. LIBOR + 3.50%	)	2/28/2025	9,559	9,021,480
UTEX Industries Inc. 1st Lien Term loan 2014	–	(g)	5/22/2021	5,770	1,774,329
UTEX Industries Inc. 2020 DIP Term Loan	10.50% (1 Mo. LIBOR + 9.00%	)	2/10/2021	362	365,213	(h)
Total					11,161,022

Electric: Generation 0.05%
Frontera Generation Holdings LLC 2018 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	5/2/2025	12,821	3,755,599

Electronics 0.10%
Electrical Components International, Inc. 2018 1st Lien Term Loan	4.396% (1 Mo. LIBOR + 4.25%	)	6/26/2025	8,497	8,153,247

Gaming 0.29%
Montreign Resort Casino Bridge Term Loan(i)	2.896% (1 Mo. LIBOR + 2.75%	)	3/22/2021	2,421	2,362,882
Playtika Holding Corp Term Loan B	7.00% (1 Mo. LIBOR + 6.00%	)	12/10/2024	8,021	8,071,021
TopGolf International, Inc. Term Loan B	7.00% (3 Mo. LIBOR + 6.25%	)	2/8/2026	13,667	13,653,922
Total					24,087,825

178	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution 0.22%
BCP Raptor II, LLC 1st Lien Term Loan	4.896% (1 Mo. LIBOR + 4.75%	)	11/3/2025	$11,191	$9,778,192
Brazos Delaware II, LLC Term Loan B	4.146% (1 Mo. LIBOR + 4.00%	)	5/21/2025	10,629	8,687,024
Total					18,465,216

Health Facilities 0.25%
Pearl Intermediate Parent LLC 2018 1st Lien Term Loan	2.896% (1 Mo. LIBOR + 2.75%	)	2/14/2025	11,123	10,878,293
Pearl Intermediate Parent LLC 2018 Incremental Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	2/14/2025	1,852	1,818,009
WP CityMD Bidco LLC 2019 Term Loan B	5.50% (1 Mo. LIBOR + 4.50% (6 Mo. LIBOR + 4.50%	) )	8/13/2026	8,435	8,425,233
Total					21,121,535

Health Services 0.22%
Pathway Vet Alliance LLC 2020 Delayed(i) Draw Term Loan	4.00% - 4.15% (1 Mo. LIBOR + 4.00%	)	3/31/2027	917	907,329
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	5.714% - 5.72% (3 Mo. LIBOR + 5.50%)		10/1/2025	18,016	17,175,030
Total					18,082,359

Integrated Energy 0.15%
Array Technologies, Inc. Term Loan B	5.00% (1 Mo. LIBOR + 4.00%	)	10/8/2027	12,152	12,121,742	(h)

Machinery 0.10%
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	9/6/2025	8,681	8,245,704

Media: Content 0.09%
Univision Communications Inc. 2020 Replacement Term Loan	4.75% (1 Mo. LIBOR + 3.75%	)	3/15/2026	3,850	3,819,741
Univision Communications Inc. Term Loan C5	3.75% (1 Mo. LIBOR + 2.75%	)	3/15/2024	4,033	3,968,976
Total					7,788,717

See Notes to Financial Statements.	179

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services 0.12%
Ulterra Drilling Technologies, LP Term Loan B	5.396% (1 Mo. LIBOR + 5.25%	)	11/26/2025	$11,835	$9,763,985	(h)

Personal & Household Products 0.16%
Britax Child Safety, Inc. Junior PIK Term Loan PIK 12.00%	–	(g)	3/31/2025	1,203	1,082,792	(h)
FGI Operating Company, LLC Exit Term Loan	12.00% (3 Mo. LIBOR + 10.00%	)	5/16/2022	837	184,065	(h)
Revlon Consumer Products Corporation 2020 Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%	)	6/30/2025	9,968	5,021,581
TGP Holdings III, LLC 2nd Lien Term Loan	9.50% (1 Mo. LIBOR + 8.50%	)	9/25/2025	7,626	7,282,830
Total					13,571,268

Real Estate Investment Trusts 0.12%
Claros Mortgage Trust, Inc. Term Loan B	–	(g)	8/9/2026	10,179	10,013,574

Recreation & Travel 0.11%
Equinox Holdings, Inc. 2017 1st Lien Term Loan	–	(g)	3/8/2024	10,999	9,319,123

Restaurants 0.15%
Golden Nugget, Inc. 2017 Incremental Term Loan B	3.25% (2 Mo. LIBOR + 2.50%	)	10/4/2023	13,393	12,814,478

Software/Services 0.10%
Omnitracs, Inc. 2020 2nd Lien Term Loan	8.153% (1 Mo. LIBOR + 8.00%	)	10/23/2028	8,409	8,326,008

Specialty Retail 0.26%
Canada Goose Inc. Term Loan (Canada)(a)	5.00% (3 Mo. LIBOR + 4.25%	)	10/7/2027	8,024	8,029,235
Chinos Intermediate Holdings A, Inc. Exit Term Loan	11.00% (3 Mo. LIBOR + 10.00%	)	9/10/2027	1,275	1,336,536
Claire’s Stores, Inc. 2019 Term Loan B	6.646% (1 Mo. LIBOR + 6.50%	)	12/18/2026	4,413	3,596,839
MND Holdings III Corp 2018 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	6/19/2024	9,231	8,400,443
Total					21,363,053

Support: Services 0.72%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	8.474% (3 Mo. LIBOR + 8.25%	)	4/10/2026	18,411	18,204,252

180	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Support: Services (continued)
KUEHG Corp. 2017 2nd Lien Term Loan	9.25% (3 Mo. LIBOR + 8.25%	)	8/22/2025	$8,912	$8,288,354
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	9,679	9,243,511
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	10/20/2025	13,562	12,763,455
Pathway Vet Alliance LLC 2020 Term Loan	4.146% (1 Mo. LIBOR + 4.00%	)	3/31/2027	11,230	11,108,229
Total					59,607,801

Technology Hardware & Equipment 0.10%
Delta Top Co. 2020 2nd Lien Term Loan	–	(g)	10/6/2028	8,146	8,210,450

Telecommunications: Wireless 0.07%
Xplornet Communications, Inc. 2020 Term Loan B (Canada)(a)	4.896% (1 Mo. LIBOR + 4.75%	)	6/10/2027	5,899	5,850,162

Transportation: Infrastructure/Services 0.06%
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	4.646% (1 Mo. LIBOR + 4.50%	)	2/4/2026	4,889	4,782,884

Trucking & Delivery 0.04%
Daseke, Inc. 2017 Term Loan B	6.00% (1 Mo. LIBOR + 5.00%	)	2/27/2024	3,732	3,710,981
Total Floating Rate Loans (cost $331,319,651)					322,575,302

FOREIGN GOVERNMENT OBLIGATION 0.11%

Bahamas
Bahamas Government International Bond†(a) (cost $8,504,260)	8.95%		10/15/2032	8,293	9,016,564

HIGH YIELD CORPORATE BONDS 88.87%

Advertising 0.35%
Clear Channel Worldwide Holdings, Inc.	9.25%		2/15/2024	21,584	21,613,246
Lamar Media Corp.	4.875%		1/15/2029	7,042	7,452,549
Total					29,065,795

Aerospace/Defense 1.31%
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	6,255	6,576,163
Science Applications International Corp.†	4.875%		4/1/2028	11,027	11,652,451

See Notes to Financial Statements.	181

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Aerospace/Defense (continued)
Signature Aviation US Holdings, Inc.†	4.00%	3/1/2028		$21,018	$21,087,570
TransDigm, Inc.	5.50%	11/15/2027		48,653	50,282,876
TransDigm, Inc.†	6.25%	3/15/2026		18,138	19,249,043
Total					108,848,103

Air Transportation 1.72%
American Airlines Group, Inc.†	5.00%	6/1/2022		13,341	11,073,030
American Airlines, Inc.†	11.75%	7/15/2025		22,489	24,906,567
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(a)	4.25%	5/15/2034		8,757	9,229,046
Delta Air Lines, Inc.†	7.00%	5/1/2025		14,728	16,839,111
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%	10/20/2025		9,552	10,091,966
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028		12,752	13,746,563
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027		19,246	20,906,058
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%	9/20/2025		12,680	14,115,453
Transportes Aereos Portugueses SA†(e)	5.625%	12/2/2024	EUR	2,800	2,338,929
Transportes Aereos Portugueses SA(e)	5.625%	12/2/2024	EUR	2,800	2,338,929
United Airlines 2020-1 Class A Pass Through Trust	5.875%	4/15/2029		$8,480	9,051,773
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(a)	10.50%	6/1/2024		8,493	8,556,698
Total					143,194,123

Auto Loans 0.64%
Ford Motor Co.	4.75%	1/15/2043		23,491	23,148,619
Ford Motor Credit Co. LLC	4.00%	11/13/2030		6,602	6,684,525
Mclaren Finance plc(e)	5.00%	8/1/2022	GBP	18,309	23,432,717
Total					53,265,861

Auto Parts & Equipment 1.66%
Adient Global Holdings Ltd.†	4.875%	8/15/2026		9,041	9,120,109
Adient US LLC†	7.00%	5/15/2026		14,263	15,498,675
Allison Transmission, Inc.†	3.75%	1/30/2031		8,173	8,254,730
American Axle & Manufacturing, Inc.	6.875%	7/1/2028		13,323	14,147,960
Clarios Global LP†	8.50%	5/15/2027		15,065	16,238,564
Clarios Global LP/Clarios US Finance Co.(e)	4.375%	5/15/2026	EUR	9,588	11,857,019
Dana, Inc.	5.625%	6/15/2028		$7,745	8,371,299
Garrett LX I Sarl/Garrett Borrowing LLC(e)(j)	5.125%	10/15/2026	EUR	8,057	9,655,006
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(a)	4.75%	9/15/2026		$12,126	12,489,780
Meritor, Inc.†(k)	4.50%	12/15/2028		8,162	8,304,835

182	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Auto Parts & Equipment (continued)
Tenneco, Inc.	5.00%		7/15/2026		$17,345	$15,643,456
Wabash National Corp.†	5.50%		10/1/2025		7,816	8,000,809
Total						137,582,242

Automakers 1.82%
Ford Motor Co.	7.45%		7/16/2031		13,472	16,932,620
Ford Motor Co.	9.00%		4/22/2025		84,999	103,402,558
Ford Motor Co.	9.625%		4/22/2030		6,158	8,582,374
Motors Liquidation Co.	7.20%		1/15/2049		8,500	850	(c)
Tesla, Inc.†	5.30%		8/15/2025		13,530	14,100,966
Winnebago Industries, Inc.†	6.25%		7/15/2028		7,627	8,270,528
Total						151,289,896

Banking 1.70%
Alliance Data Systems Corp.†	4.75%		12/15/2024		3,629	3,486,108
BNP Paribas SA (France)†(a)	4.50% (5 Yr Treasury CMT + 2.94%	)#	–	(l)	11,043	10,995,239
CIT Group, Inc.	6.125%		3/9/2028		24,654	30,350,553
Credit Suisse Group AG (Switzerland)†(a)	7.25% (5 Yr Treasury CMT + 4.33%	)#	–	(l)	10,437	11,756,706
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026		23,681	26,862,816
Macquarie Bank Ltd. (United Kingdom)†(a)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(l)	9,021	9,524,688
Popular, Inc.	6.125%		9/14/2023		12,457	13,467,823
Synovus Financial Corp.	5.90% (5 Yr. Swap rate + 3.38%	)#	2/7/2029		21,205	22,757,177
Texas Capital Bank NA	5.25%		1/31/2026		10,952	11,593,402
Washington Mutual Bank(j)	6.875%		6/15/2011		10,000	1,000	(c)
Total						140,795,512

Beverages 0.17%
Bacardi Ltd.†	5.30%		5/15/2048		10,691	14,448,250

Building & Construction 2.38%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%		8/1/2025		7,614	7,965,348
Beazer Homes USA, Inc.	7.25%		10/15/2029		9,525	10,698,051
Century Communities, Inc.	6.75%		6/1/2027		13,472	14,487,856
KB Home	4.80%		11/15/2029		8,944	9,855,170
LGI Homes, Inc.†	6.875%		7/15/2026		22,781	23,977,002
Mattamy Group Corp. (Canada)†(a)	4.625%		3/1/2030		7,966	8,412,335
New Home Co., Inc. (The)†	7.25%		10/15/2025		8,056	8,337,960

See Notes to Financial Statements.	183

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Building & Construction (continued)
PulteGroup, Inc.	6.375%	5/15/2033		$8,068	$11,105,804
Shea Homes LP†	4.75%	4/1/2029		7,561	7,882,343
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	2/15/2028		11,228	11,642,032
Taylor Morrison Communities, Inc.†	5.125%	8/1/2030		7,573	8,439,162
Taylor Morrison Communities, Inc.†	6.625%	7/15/2027		9,595	10,422,569
Toll Brothers Finance Corp.	4.35%	2/15/2028		19,098	21,266,769
Toll Brothers Finance Corp.	4.875%	3/15/2027		5,422	6,234,616
TRI Pointe Group, Inc.	5.25%	6/1/2027		17,687	19,386,013
TRI Pointe Group, Inc.	5.70%	6/15/2028		7,602	8,658,754
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		8,150	8,539,672
Total					197,311,456

Building Materials 2.44%
Beacon Roofing Supply, Inc.†	4.875%	11/1/2025		8,577	8,708,357
Builders FirstSource, Inc.†	5.00%	3/1/2030		9,880	10,658,050
Core & Main Holdings LP PIK 9.375%†	8.625%	9/15/2024		14,711	15,107,903
Forterra Finance LLC/FRTA Finance Corp.†	6.50%	7/15/2025		16,615	17,773,065
Hillman Group, Inc. (The)†	6.375%	7/15/2022		7,332	7,302,415
Installed Building Products, Inc.†	5.75%	2/1/2028		8,443	8,979,637
Masonite International Corp.†	5.375%	2/1/2028		7,863	8,380,464
Masonite International Corp.†	5.75%	9/15/2026		10,191	10,711,352
Owens Corning, Inc.	4.30%	7/15/2047		10,610	12,589,804
Patrick Industries, Inc.†	7.50%	10/15/2027		11,272	12,258,300
PGT Innovations, Inc.†	6.75%	8/1/2026		18,738	20,046,100
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%	9/30/2026		9,958	10,358,809
SRM Escrow Issuer LLC†	6.00%	11/1/2028		10,833	11,218,926
Summit Materials LLC/Summit Materials Finance Corp.†	6.50%	3/15/2027		8,778	9,335,930
Vertical Holdco GmbH (Germany)†(a)	7.625%	7/15/2028		7,509	8,058,096
Vertical Midco GmbH†(e)	4.375%	7/15/2027	EUR	7,233	9,076,814
Vertical US Newco, Inc.†	5.25%	7/15/2027		$12,453	13,098,999
White Cap Buyer LLC†	6.875%	10/15/2028		8,143	8,678,891
Total					202,341,912

Cable & Satellite Television 4.88%
Block Communications, Inc.†	4.875%	3/1/2028		17,926	18,640,261
Cable One, Inc.†	4.00%	11/15/2030		8,152	8,508,650
Cablevision Lightpath LLC†	3.875%	9/15/2027		8,156	8,256,727
Cablevision Lightpath LLC†	5.625%	9/15/2028		5,345	5,613,987

184	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Cable & Satellite Television (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030		$58,449	$61,970,552
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027		47,613	50,157,915
CSC Holdings LLC†	5.50%	4/15/2027		29,380	31,039,970
CSC Holdings LLC†	5.75%	1/15/2030		16,813	18,162,159
DISH DBS Corp.	7.75%	7/1/2026		87,468	99,624,740
LCPR Senior Secured Financing DAC (Ireland)†(a)	6.75%	10/15/2027		7,502	8,164,802
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026		7,833	8,165,903
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028		10,055	10,707,569
United Group (e)	3.625%	2/15/2028	EUR	8,703	10,205,414
Virgin Media Secured Finance plc (United Kingdom)†(a)	5.50%	5/15/2029		$32,704	35,494,959
VTR Finance NV (Chile)†(a)	6.375%	7/15/2028		7,370	8,079,363
Ziggo BV (Netherlands)†(a)	5.50%	1/15/2027		21,116	22,130,518
Total					404,923,489

Chemicals 2.28%
Ashland LLC	6.875%	5/15/2043		10,374	13,686,366
Avient Corp.†	5.75%	5/15/2025		6,799	7,274,930
CF Industries, Inc.	5.15%	3/15/2034		29,328	35,504,477
Chemours Co. (The)	5.375%	5/15/2027		12,004	12,506,667
Chemours Co. (The)†	5.75%	11/15/2028		8,550	8,715,656
Compass Minerals International, Inc.†	4.875%	7/15/2024		9,384	9,699,725
Element Solutions, Inc.†	3.875%	9/1/2028		9,236	9,433,419
Illuminate Buyer LLC/Illuminate Holdings IV, Inc.†	9.00%	7/1/2028		15,265	17,001,394
Ingevity Corp.†	3.875%	11/1/2028		8,123	8,239,768
Ingevity Corp.†	4.50%	2/1/2026		13,389	13,670,972
Minerals Technologies, Inc.†	5.00%	7/1/2028		7,655	7,961,200
Nouryon Holding BV (Netherlands)†(a)	8.00%	10/1/2026		15,478	16,609,829
Tianqi Finco Co. Ltd.	3.75%	11/28/2022		12,000	4,761,029
Tronox, Inc.†	6.50%	5/1/2025		6,514	6,947,507
Tronox, Inc.†	6.50%	4/15/2026		7,871	8,185,683
Univar Solutions USA, Inc.†	5.125%	12/1/2027		8,456	8,937,062
Total					189,135,684

Consumer/Commercial/Lease Financing 2.46%
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%	4/15/2026		4,025	4,173,628
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.50%	1/15/2026		5,490	5,984,725
FirstCash, Inc.†	4.625%	9/1/2028		8,811	9,069,823
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028		13,453	14,033,161
Navient Corp.	6.125%	3/25/2024		24,659	26,149,020

See Notes to Financial Statements.	185

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Consumer/Commercial/Lease Financing (continued)
Navient Corp.	6.75%		6/25/2025		$25,699	$27,707,377
Navient Corp.	6.75%		6/15/2026		10,548	11,332,507
OneMain Finance Corp.	5.375%		11/15/2029		14,410	15,742,925
OneMain Finance Corp.	6.125%		3/15/2024		26,888	29,165,414
OneMain Finance Corp.	8.875%		6/1/2025		11,680	13,074,008
PennyMac Financial Services, Inc.†	5.375%		10/15/2025		7,271	7,607,284
PRA Group, Inc.†	7.375%		9/1/2025		9,868	10,611,307
Quicken Loans LLC†	5.25%		1/15/2028		15,518	16,478,176
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%		3/1/2029		6,142	6,115,989
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.875%		3/1/2031		6,638	6,737,570
Total						203,982,914

Department Stores 0.09%
Nordstrom, Inc.†	8.75%		5/15/2025		7,087	7,910,864

Diversified Capital Goods 1.08%
Amsted Industries, Inc.†	4.625%		5/15/2030		11,566	12,294,716
Amsted Industries, Inc.†	5.625%		7/1/2027		8,381	8,924,173
Apex Tool Group LLC/BC Mountain Finance, Inc.†	9.00%		2/15/2023		12,899	12,447,535
BCD Acquisition, Inc.†	9.625%		9/15/2023		8,034	8,234,850
EnerSys†	4.375%		12/15/2027		8,862	9,413,106
General Electric Co.	5.00%(3 Mo. LIBOR + 3.33%	)#	–	(l)	12,121	10,809,071
Griffon Corp.	5.75%		3/1/2028		11,678	12,387,438
Stevens Holding Co., Inc.†	6.125%		10/1/2026		14,298	15,546,358
Total						90,057,247

Electric: Generation 2.81%
AES Panama Generation Holdings SRL (Panama)†(a)	4.375%		5/31/2030		8,201	8,867,331
Calpine Corp.†	4.50%		2/15/2028		9,692	10,021,528
Calpine Corp.†	4.625%		2/1/2029		8,037	8,310,258
Calpine Corp.†	5.00%		2/1/2031		7,812	8,243,613
Clearway Energy Operating LLC†	4.75%		3/15/2028		8,671	9,307,105
Clearway Energy Operating LLC	5.00%		9/15/2026		6,200	6,408,072
DPL, Inc.†	4.125%		7/1/2025		15,322	16,298,778
Elwood Energy LLC	8.159%		7/5/2026		5,688	6,086,222
Mong Duong Finance Holdings BV (Vietnam)†(a)	5.125%		5/7/2029		14,566	15,401,985
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		18,992	20,843,720
NRG Energy, Inc.†	5.25%		6/15/2029		6,053	6,623,405
NRG Energy, Inc.	5.75%		1/15/2028		30,566	33,415,515
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		7,911	8,414,789

186	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation (continued)
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028	$18,919	$20,278,803
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia)†(a)	4.85%	10/14/2038	7,978	8,674,602
Terraform Global Operating LLC†	6.125%	3/1/2026	6,836	7,056,871
TerraForm Power Operating LLC†	4.75%	1/15/2030	20,087	21,838,787
TerraForm Power Operating LLC†	5.00%	1/31/2028	6,161	6,896,469
YPF Energia Electrica SA (Argentina)†(a)	10.00%	7/25/2026	12,946	10,243,523
Total				233,231,376

Electric: Integrated 0.28%
AES Corp. (The)	5.125%	9/1/2027	11,058	12,210,410
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025	10,343	11,054,081
Total				23,264,491

Electronics 0.75%
Amkor Technology, Inc.†	6.625%	9/15/2027	7,220	7,842,725
ON Semiconductor Corp.†	3.875%	9/1/2028	10,899	11,239,594
Qorvo, Inc.	4.375%	10/15/2029	22,061	23,843,087
Sensata Technologies BV†	5.625%	11/1/2024	16,949	19,035,846
Total				61,961,252

Energy: Exploration & Production 6.92%
Afren plc (United Kingdom)†(a)(j)	6.625%	12/9/2020	4,806	23,549
Afren plc (United Kingdom)†(a)(j)	10.25%	4/8/2019	3,367	85,849
Afren plc (United Kingdom)†(a)(j)	11.50%	2/1/2016	4,294	109,489
American Energy- Permian Basin LLC†(j)	12.00%	10/1/2024	3,744	93,600
Apache Corp.	4.375%	10/15/2028	25,449	25,948,370
Apache Corp.	4.625%	11/15/2025	12,920	13,449,074
Apache Corp.	4.75%	4/15/2043	24,459	24,397,852
Apache Corp.	5.10%	9/1/2040	14,777	15,192,603
Centennial Resource Production LLC†	5.375%	1/15/2026	17,375	9,599,688
Centennial Resource Production LLC†	6.875%	4/1/2027	13,516	7,473,064
CNX Resources Corp.†	6.00%	1/15/2029	8,198	8,300,475
Comstock Resources, Inc.†	7.50%	5/15/2025	12,524	12,524,000
Continental Resources, Inc.	4.50%	4/15/2023	2,556	2,624,577
Continental Resources, Inc.†	5.75%	1/15/2031	21,827	23,464,025
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	14,241	14,520,480
Diamondback Energy, Inc.	3.50%	12/1/2029	15,990	16,782,912
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	13,223	14,082,495
EQT Corp.	5.00%	1/15/2029	8,097	8,562,578

See Notes to Financial Statements.	187

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
EQT Corp.	7.875%	2/1/2025	$24,287	$27,842,495
EQT Corp.	8.75%	2/1/2030	9,609	12,143,374
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	20,379	19,994,754
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	10,031	9,965,397
Indigo Natural Resources LLC†	6.875%	2/15/2026	16,563	16,852,852
Laredo Petroleum, Inc.	10.125%	1/15/2028	19,947	13,392,416
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	30,429	30,276,855
Matador Resources Co.	5.875%	9/15/2026	30,905	26,635,474
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	32,768	33,013,760
MEG Energy Corp. (Canada)†(a)	7.125%	2/1/2027	33,383	32,798,797
Murphy Oil Corp.	5.875%	12/1/2027	14,441	13,091,633
Murphy Oil Corp.	6.875%	8/15/2024	12,782	12,670,158
PDC Energy, Inc.	5.75%	5/15/2026	13,818	13,774,819
PDC Energy, Inc.	6.125%	9/15/2024	9,402	9,581,437
Range Resources Corp.	4.875%	5/15/2025	9,008	8,381,268
Range Resources Corp.	5.00%	3/15/2023	8,708	8,528,398
Rattler Midstream LP†	5.625%	7/15/2025	7,857	8,308,778
Seven Generations Energy Ltd. (Canada)†(a)	5.375%	9/30/2025	17,368	17,464,827
SM Energy Co.	6.125%	11/15/2022	5,389	4,815,152
SM Energy Co.	6.625%	1/15/2027	4,687	2,648,155
SM Energy Co.	6.75%	9/15/2026	14,035	7,909,565
Southwestern Energy Co.	6.45%	1/23/2025	10,561	10,818,424
Southwestern Energy Co.	8.375%	9/15/2028	14,408	15,893,825
Viper Energy Partners LP†	5.375%	11/1/2027	19,033	20,130,062
Total				574,167,355

Environmental 0.19%
Stericycle, Inc.†	3.875%	1/15/2029	6,517	6,785,826
Waste Pro USA, Inc.†	5.50%	2/15/2026	8,986	9,304,150
Total				16,089,976

Food & Drug Retailers 0.85%
Albertsons Cos, Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	20,236	22,152,349
Fresh Market, Inc. (The)†	9.75%	5/1/2023	14,559	14,295,118
Murphy Oil USA, Inc.	5.625%	5/1/2027	8,668	9,218,938
Rite Aid Corp.†	7.50%	7/1/2025	12,836	13,082,772
Rite Aid Corp.†	8.00%	11/15/2026	11,757	11,948,052
Total				70,697,229

188	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale 3.86%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023	$12,122	$12,040,176
Central Garden & Pet Co.	4.125%	10/15/2030	7,554	7,969,848
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028	10,105	10,483,937
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	18,678	19,576,692
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(a)	5.625%	8/15/2026	24,709	25,167,599
Herbalife Nutrition Ltd./HLF Financing, Inc.†	7.875%	9/1/2025	8,247	9,061,391
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	14,662	16,330,096
Kraft Heinz Foods Co.†	3.75%	4/1/2030	16,650	17,916,190
Kraft Heinz Foods Co.	4.375%	6/1/2046	43,764	46,750,150
Kraft Heinz Foods Co.	4.625%	1/30/2029	16,768	19,243,868
Kraft Heinz Foods Co.†	4.875%	10/1/2049	40,462	45,646,041
Kraft Heinz Foods Co.	5.00%	6/4/2042	27,350	31,348,293
Kraft Heinz Foods Co.	5.20%	7/15/2045	5,171	6,104,634
MHP Lux SA (Luxembourg)†(a)	6.95%	4/3/2026	8,433	8,951,377
Minerva Luxembourg SA (Luxembourg)†(a)	5.875%	1/19/2028	15,123	16,264,786
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028	8,121	8,527,050
Tonon Luxembourg SA PIK 6.50% (Luxembourg)†(a)	6.50%	10/31/2024	1,854	46,348
Ulker Biskuvi Sanayi AS (Turkey)†(a)	6.95%	10/30/2025	17,879	19,036,665
Total				320,465,141

Forestry/Paper 0.46%
Boise Cascade Co.†	4.875%	7/1/2030	7,599	8,259,163
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	19,540	20,913,467
Rayonier AM Products, Inc.†	5.50%	6/1/2024	10,444	8,889,358
Total				38,061,988

Gaming 4.08%
Boyd Gaming Corp.	4.75%	12/1/2027	19,273	19,624,925
Boyd Gaming Corp.	6.00%	8/15/2026	5,618	5,863,788
Buena Vista Gaming Authority†	13.00%	4/1/2023	14,710	15,932,769
Caesars Entertainment, Inc.†	8.125%	7/1/2027	22,982	25,308,927
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.25%	10/15/2025	8,835	8,846,618
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	7,681	8,141,860
CCM Merger, Inc.†	6.375%	5/1/2026	8,488	8,892,029
Churchill Downs, Inc.†	4.75%	1/15/2028	18,786	19,772,547
Enterprise Development Authority (The)†	12.00%	7/15/2024	13,087	14,690,158
International Game Technology PLC†	5.25%	1/15/2029	7,862	8,329,632
Marriott Ownership Resorts, Inc.	4.75%	1/15/2028	9,197	9,298,719
Melco Resorts Finance Ltd. (Hong Kong)†(a)	5.75%	7/21/2028	12,247	12,880,782

See Notes to Financial Statements.	189

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
MGM Growth Properties Operating
Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%		5/1/2024	$6,675	$7,171,453
MGM Resorts International	4.625%		9/1/2026	17,981	18,464,239
MGM Resorts International	5.50%		4/15/2027	9,882	10,596,913
Mohegan Gaming & Entertainment†	7.875%		10/15/2024	13,554	13,452,345
Penn National Gaming, Inc.†	5.625%		1/15/2027	24,436	25,446,429
Scientific Games International, Inc.†	7.25%		11/15/2029	13,193	14,025,808
Scientific Games International, Inc.†	8.625%		7/1/2025	7,694	8,319,061
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.†	5.875%		5/15/2025	16,508	16,155,472
Twin River Worldwide Holdings, Inc.†	6.75%		6/1/2027	15,493	16,219,234
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%		5/15/2027	13,733	13,896,079
Wynn Macau Ltd. (Macau)†(a)	5.125%		12/15/2029	21,179	21,269,540
Wynn Macau Ltd. (Macau)†(a)	5.50%		10/1/2027	16,165	16,528,712
Total					339,128,039

Gas Distribution 1.39%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	7.875%		5/15/2026	13,439	13,511,302
Buckeye Partners LP	3.95%		12/1/2026	14,641	14,403,084
Buckeye Partners LP	4.125%		12/1/2027	8,559	8,500,157
Buckeye Partners LP	6.375%(3 Mo. LIBOR + 4.02%	)#	1/22/2078	17,697	12,109,968
EQM Midstream Partners LP†	6.50%		7/1/2027	8,233	9,088,532
NGPL PipeCo LLC†	4.875%		8/15/2027	7,465	8,346,658
Targa Resources Partners LP/Targa Resources Partners Finance Corp.†	4.875%		2/1/2031	6,899	7,349,160
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.00%		1/15/2028	2,919	3,048,531
Western Midstream Operating LP	5.05%		2/1/2030	36,447	38,975,693
Total					115,333,085

Health Facilities 4.16%
Acadia Healthcare Co., Inc.†	5.00%		4/15/2029	8,960	9,464,000
Acadia Healthcare Co., Inc.†	5.50%		7/1/2028	6,640	7,075,750
AHP Health Partners, Inc.†	9.75%		7/15/2026	8,449	9,323,978
Encompass Health Corp.	4.50%		2/1/2028	18,101	18,972,201
HCA, Inc.	5.50%		6/15/2047	15,857	21,166,845
HCA, Inc.	5.875%		2/1/2029	33,179	39,716,756
HCA, Inc.	7.50%		12/15/2023	10,647	12,244,050
HCA, Inc.	7.69%		6/15/2025	3,765	4,559,961

190	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
HCA, Inc.	8.36%	4/15/2024	$12,701	$14,923,675
LifePoint Health, Inc.†	4.375%	2/15/2027	15,977	16,096,827
MEDNAX, Inc.†	6.25%	1/15/2027	15,581	16,710,311
MPT Operating Partnership LP/MPT Finance Corp.	5.00%	10/15/2027	9,013	9,559,053
Rede D’or Finance Sarl (Luxembourg)†(a)	4.95%	1/17/2028	12,824	13,655,316
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	10,757	11,842,973
Select Medical Corp.†	6.25%	8/15/2026	27,976	29,907,463
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	8,700	9,542,813
Tenet Healthcare Corp.†	4.875%	1/1/2026	10,029	10,342,306
Tenet Healthcare Corp.	5.125%	5/1/2025	6,179	6,248,205
Tenet Healthcare Corp.†	6.125%	10/1/2028	21,037	21,365,703
Tenet Healthcare Corp.†	6.25%	2/1/2027	46,868	49,159,611
Tenet Healthcare Corp.	6.75%	6/15/2023	12,711	13,683,391
Total				345,561,188

Health Services 1.76%
Akumin, Inc.†	7.00%	11/1/2025	13,524	13,946,625
Catalent Pharma Solutions, Inc.†	5.00%	7/15/2027	12,351	13,020,301
Charles River Laboratories International, Inc.†	4.25%	5/1/2028	8,503	8,974,406
DaVita, Inc.†	3.75%	2/15/2031	21,581	21,540,536
Global Medical Response, Inc.†	6.50%	10/1/2025	18,380	18,954,375
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	19,519	19,978,868
Providence Service Corp. (The)†	5.875%	11/15/2025	8,365	8,894,044
Radiology Partners, Inc.†	9.25%	2/1/2028	18,320	20,014,600
Service Corp. International	3.375%	8/15/2030	8,543	8,772,593
US Renal Care, Inc.†	10.625%	7/15/2027	10,650	11,794,875
Total				145,891,223

Hotels 1.45%
ESH Hospitality, Inc.†	4.625%	10/1/2027	23,242	23,625,493
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	19,094	20,621,425
Hilton Domestic Operating Co., Inc.	5.125%	5/1/2026	20,202	20,944,221
Marriott Ownership Resorts, Inc./ILG LLC	6.50%	9/15/2026	7,328	7,707,004
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	16,365	17,275,303
Wyndham Destinations, Inc.	6.00%	4/1/2027	5,855	6,414,884
Wyndham Destinations, Inc.†	6.625%	7/31/2026	15,168	17,045,040
Wyndham Hotels & Resorts, Inc.†	5.375%	4/15/2026	6,687	6,916,866
Total				120,550,236

See Notes to Financial Statements.	191

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Insurance Brokerage 0.38%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%	11/15/2025		$11,946	$12,267,049
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027		7,618	8,183,179
Ardonagh Midco 2 plc (United Kingdom)†(a)	11.50%	1/15/2027		10,542	10,831,905
Total					31,282,133

Integrated Energy 0.84%
Cenovus Energy, Inc. (Canada)(a)	5.375%	7/15/2025		15,889	17,539,059
Cenovus Energy, Inc. (Canada)(a)	5.40%	6/15/2047		16,004	17,104,853
New Fortress Energy, Inc.†	6.75%	9/15/2025		16,916	18,004,968
Northriver Midstream Finance LP (Canada)†(a)	5.625%	2/15/2026		17,223	17,513,638
Total					70,162,518

Investments & Miscellaneous Financial Services 0.96%
Advisor Group Holdings, Inc.†	10.75%	8/1/2027		8,113	8,775,710
AG Issuer LLC†	6.25%	3/1/2028		11,113	11,196,348
Fairstone Financial, Inc. (Canada)†(a)	7.875%	7/15/2024		11,285	12,024,393
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		14,315	12,580,966
Intrum AB (Sweden)†(e)	4.875%	8/15/2025	EUR	12,000	14,722,161
LHC3 plc PIK 4.88%(e)	4.125%	8/15/2024	EUR	7,790	9,480,264
MSCI, Inc.†	3.875%	2/15/2031		$10,015	10,590,863
Total					79,370,705

Machinery 0.35%
Clark Equipment Co.†	5.875%	6/1/2025		11,383	12,030,408
Hillenbrand, Inc.	5.75%	6/15/2025		7,476	8,013,337
Park-Ohio Industries, Inc.	6.625%	4/15/2027		8,854	9,005,758
Total					29,049,503

Managed Care 1.05%
Centene Corp.	3.00%	10/15/2030		3,740	3,941,586
Centene Corp.	3.375%	2/15/2030		23,584	24,755,771
Centene Corp.	4.625%	12/15/2029		28,784	31,596,053
Molina Healthcare, Inc.†	3.875%	11/15/2030		16,178	17,184,757
MPH Acquisition Holdings LLC†	5.75%	11/1/2028		10,205	10,013,656
Total					87,491,823

Media: Content 4.27%
AMC Networks, Inc.	4.75%	8/1/2025		27,621	28,477,113
Banijay Entertainment SASU (France)†(a)	5.375%	3/1/2025		7,750	7,890,469
Belo Corp.	7.25%	9/15/2027		11,082	12,672,932

192	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Media: Content (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		$25,030	$19,445,181
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%	8/15/2027		14,231	8,178,556
EW Scripps Co. (The)†	5.125%	5/15/2025		12,511	12,565,735
Gray Television, Inc.†	7.00%	5/15/2027		17,046	18,814,522
iHeartCommunications, Inc.†	4.75%	1/15/2028		8,225	8,326,250
Netflix, Inc.(e)	3.625%	5/15/2027	EUR	25,266	33,773,634
Netflix, Inc.†(e)	3.625%	6/15/2030	EUR	11,539	15,711,029
Netflix, Inc.(e)	3.875%	11/15/2029	EUR	3,771	5,220,769
Netflix, Inc.†(e)	3.875%	11/15/2029	EUR	8,134	11,261,134
Netflix, Inc.(e)	4.625%	5/15/2029	EUR	31,656	45,843,592
Netflix, Inc.	4.875%	4/15/2028		$25,360	29,078,537
Netflix, Inc.†	4.875%	6/15/2030		26,288	30,444,790
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027		30,255	32,306,743
Sirius XM Radio, Inc.†	4.125%	7/1/2030		4,222	4,428,878
Sirius XM Radio, Inc.†	5.00%	8/1/2027		14,236	15,000,260
Sirius XM Radio, Inc.†	5.50%	7/1/2029		6,408	7,028,775
Univision Communications, Inc.†	5.125%	2/15/2025		8,236	8,302,917
Total					354,771,816

Medical Products 0.10%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA†	7.25%	2/1/2028		7,639	8,149,973

Metals/Mining (Excluding Steel) 4.18%
Alcoa Nederland Holding BV (Netherlands)†(a)	5.50%	12/15/2027		8,837	9,584,168
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%	7/15/2026		14,018	14,751,352
Cleveland-Cliffs, Inc.	5.875%	6/1/2027		13,610	13,592,987
Coeur Mining, Inc.	5.875%	6/1/2024		16,649	16,751,308
Compass Minerals International, Inc.†	6.75%	12/1/2027		11,682	12,892,138
First Quantum Minerals Ltd. (Canada)†(a)	6.875%	10/15/2027		11,685	12,240,038
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	4.50%	9/15/2027		38,802	42,604,596
Freeport-McMoRan, Inc.	4.125%	3/1/2028		27,491	28,985,823
Freeport-McMoRan, Inc.	4.25%	3/1/2030		27,788	30,240,847
Freeport-McMoRan, Inc.	4.375%	8/1/2028		6,504	6,962,044
Freeport-McMoRan, Inc.	4.625%	8/1/2030		9,029	10,038,216
Freeport-McMoRan, Inc.	5.25%	9/1/2029		22,564	25,205,342
Hecla Mining Co.	7.25%	2/15/2028		25,239	27,219,000

See Notes to Financial Statements.	193

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Metals/Mining (Excluding Steel) (continued)
Hudbay Minerals, Inc. (Canada)†(a)	6.125%	4/1/2029		$9,655	$10,406,159
IAMGOLD Corp. (Canada)†(a)	5.75%	10/15/2028		12,207	12,252,776
Kaiser Aluminum Corp.†	4.625%	3/1/2028		8,379	8,655,172
Kaiser Aluminum Corp.†	6.50%	5/1/2025		7,586	8,135,985
Mirabela Nickel Ltd. (Australia)(a)	1.00%	9/10/2044		51	5	(c)
New Gold, Inc. (Canada)†(a)	7.50%	7/15/2027		14,607	15,897,309
Nexa Resources SA (Brazil)†(a)	5.375%	5/4/2027		10,415	11,573,773
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		12,588	12,532,802
Warrior Met Coal, Inc.†	8.00%	11/1/2024		16,387	16,399,782
Total					346,921,622

Oil Field Equipment & Services 0.63%
ChampionX Corp	6.375%	5/1/2026		13,196	13,229,782
Nabors Industries Ltd.†	7.25%	1/15/2026		1,104	620,310
Oceaneering International, Inc.	4.65%	11/15/2024		16,714	15,164,612
Oceaneering International, Inc.	6.00%	2/1/2028		16,681	14,053,743
Precision Drilling Corp. (Canada)†(a)	7.125%	1/15/2026		79	52,421
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027		8,383	8,850,855
Total					51,971,723

Oil Refining & Marketing 0.22%
Citgo Holding, Inc.†	9.25%	8/1/2024		5,087	4,552,865
CITGO Petroleum Corp.†	7.00%	6/15/2025		5,841	5,705,927
PBF Holding Co. LLC/PBF Finance Corp.†	9.25%	5/15/2025		7,775	7,747,204
Total					18,005,996

Packaging 1.50%
Ball Corp.	2.875%	8/15/2030		20,903	20,824,614
Ball Corp.	4.875%	3/15/2026		7,595	8,560,172
CANPACK SA/Eastern PA Land Investment Holding LLC†(e)	2.375%	11/1/2027	EUR	5,410	6,638,506
CANPACK SA/Eastern PA Land Investment Holding LLC (Luxembourg)†(a)	3.125%	11/1/2025		$8,000	8,150,000
FXI Holdings, Inc.†	7.875%	11/1/2024		8,269	8,310,345
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada)†(a)	6.00%	9/15/2028		8,726	9,291,881
Intertape Polymer Group, Inc. (Canada)†(a)	7.00%	10/15/2026		13,553	14,414,429
Pactiv LLC	7.95%	12/15/2025		9,754	10,918,432
Sealed Air Corp.†	6.875%	7/15/2033		14,508	19,251,826
Trident TPI Holdings, Inc.†	9.25%	8/1/2024		8,090	8,636,075

194	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Packaging (continued)
Trivium Packaging Finance BV (Netherlands)†(a)	5.50%	8/15/2026		$9,151	$9,602,831
Total					124,599,111

Personal & Household Products 1.17%
Central Garden & Pet Co.	5.125%	2/1/2028		5,024	5,357,794
Coty, Inc.†	6.50%	4/15/2026		8,970	8,759,205
Diamond BC BV(e)	5.625%	8/15/2025	EUR	14,035	17,036,076
Dometic Group AB(e)	3.00%	5/8/2026	EUR	10,408	12,770,648
Mattel, Inc.	5.45%	11/1/2041		$9,276	9,872,400
Mattel, Inc.†	5.875%	12/15/2027		7,955	8,785,303
Newell Brands, Inc.	5.875%	4/1/2036		22,651	27,294,455
Scotts Miracle-Gro Co. (The)	4.50%	10/15/2029		6,714	7,188,378
Total					97,064,259

Pharmaceuticals 0.43%
Emergent BioSolutions, Inc.†	3.875%	8/15/2028		8,513	8,624,733
Horizon Therapeutics USA, Inc.†	5.50%	8/1/2027		25,544	27,024,019
Total					35,648,752

Rail 0.14%
Watco Cos LLC/Watco Finance Corp.†	6.50%	6/15/2027		11,131	11,819,731

Real Estate Development & Management 0.27%
Forestar Group, Inc.†	5.00%	3/1/2028		13,638	13,704,076
Howard Hughes Corp. (The)†	5.375%	8/1/2028		8,370	8,931,502
Total					22,635,578

Real Estate Investment Trusts 0.51%
EPR Properties	4.50%	4/1/2025		8,741	8,766,685
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%	9/15/2030		12,765	13,116,038
Tanger Properties LP	3.875%	7/15/2027		8,457	8,480,541
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	8.25%	10/15/2023		12,027	12,064,584
Total					42,427,848

Recreation & Travel 2.05%
Boyne USA, Inc.†	7.25%	5/1/2025		8,360	8,843,041
Carnival Corp.†	7.625%	3/1/2026		5,389	5,730,770
Carnival Corp.†	9.875%	8/1/2027		12,515	14,697,303
Carnival Corp.†	11.50%	4/1/2023		21,336	24,327,414
Cedar Fair LP	5.25%	7/15/2029		10,928	11,219,668

See Notes to Financial Statements.	195

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Recreation & Travel (continued)
eDreams ODIGEO SA(e)	5.50%	9/1/2023	EUR	7,289	$8,346,917
Inter Media & Communication SpA†(e)	4.875%	12/31/2022	EUR	7,503	8,904,758
LTF Merger Sub, Inc.†	8.50%	6/15/2023		$5,544	5,294,520
Merlin Entertainments Ltd. (United Kingdom)†(a)	5.75%	6/15/2026		8,191	8,588,755
Motion Finco Sarl†(e)	7.00%	5/15/2025	EUR	7,300	9,271,204
NCL Corp. Ltd.†	12.25%	5/15/2024		$11,571	13,737,091
Pinnacle Bidco plc(e)	6.375%	2/15/2025	GBP	7,809	10,411,039
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		$7,692	8,336,205
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		10,655	12,532,944
Vail Resorts, Inc.†	6.25%	5/15/2025		10,278	11,010,308
Viking Cruises Ltd.†	13.00%	5/15/2025		7,818	9,200,809
Total					170,452,746

Restaurants 0.91%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(a)	4.375%	1/15/2028		7,449	7,703,681
IRB Holding Corp.†	6.75%	2/15/2026		12,027	12,462,979
IRB Holding Corp.†	7.00%	6/15/2025		5,834	6,384,467
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027		11,882	12,480,912
Stonegate Pub Co. Financing plc(e)	8.00%	7/13/2025	GBP	2,959	4,003,964
Stonegate Pub Co. Financing plc(e)	8.25%	7/31/2025	GBP	3,536	4,846,455
Wendy’s International LLC	7.00%	12/15/2025		$8,091	8,852,080
Yum! Brands, Inc.	5.35%	11/1/2043		16,487	18,465,440
Total					75,199,978

Software/Services 2.94%
Avaya, Inc.†	6.125%	9/15/2028		11,712	12,385,440
Banff Merger Sub, Inc.†	9.75%	9/1/2026		14,681	15,747,575
BY Crown Parent LLC/BY Bond Finance, Inc.†	4.25%	1/31/2026		16,100	16,562,875
Castle US Holding Corp.†	9.50%	2/15/2028		8,793	8,373,970
Fair Isaac Corp.†	4.00%	6/15/2028		18,635	19,502,925
Fair Isaac Corp.†	5.25%	5/15/2026		9,983	11,216,499
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027		11,212	11,821,652
GrubHub Holdings, Inc.†	5.50%	7/1/2027		30,132	31,600,935
Logan Merger Sub, Inc.†	5.50%	9/1/2027		19,205	19,949,194
Match Group Holdings II LLC†	4.125%	8/1/2030		19,065	19,765,067
Match Group Holdings II LLC†	5.00%	12/15/2027		11,829	12,551,279
PTC, Inc.†	3.625%	2/15/2025		8,476	8,674,550
PTC, Inc.†	4.00%	2/15/2028		9,121	9,514,343

196	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Software/Services (continued)
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%	11/1/2026		$16,362	$17,037,751
VeriSign, Inc.	5.25%	4/1/2025		6,991	7,947,893
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%	9/1/2025		7,730	7,814,566
Veritas US, Inc./Veritas Bermuda Ltd.†	10.50%	2/1/2024		13,316	13,397,827
Total					243,864,341

Specialty Retail 3.36%
Asbury Automotive Group, Inc.	4.50%	3/1/2028		7,210	7,489,388
B2W Digital Lux Sarl (Luxembourg)†(a)	4.375%	12/20/2030		8,208	8,511,614
Carvana Co.†	5.625%	10/1/2025		8,922	8,977,762
Carvana Co.†	5.875%	10/1/2028		4,519	4,592,434
CD&R Smokey Buyer, Inc.†	6.75%	7/15/2025		7,880	8,461,150
Dutch Lion BV PIK 12.00%(e)	11.25%	6/15/2020	EUR	9,153	1,092	(c)
eG Global Finance plc (United Kingdom)†(a)	8.50%	10/30/2025		$7,364	7,945,388
Gap, Inc. (The)†	8.625%	5/15/2025		8,689	9,668,685
Gap, Inc. (The)†	8.875%	5/15/2027		7,145	8,297,131
Group 1 Automotive, Inc.†	4.00%	8/15/2028		8,136	8,335,576
Ken Garff Automotive LLC†	4.875%	9/15/2028		8,212	8,350,577
L Brands, Inc.†	6.625%	10/1/2030		24,486	26,949,904
L Brands, Inc.†	6.875%	7/1/2025		7,538	8,161,845
L Brands, Inc.	6.875%	11/1/2035		7,960	8,681,375
Lithia Motors, Inc.†	4.375%	1/15/2031		11,149	11,852,781
Lithia Motors, Inc.†	4.625%	12/15/2027		11,709	12,462,767
Maxeda DIY Holding BV†(e)	5.875%	10/1/2026	EUR	4,917	6,105,487
Maxeda DIY Holding BV(e)	5.875%	10/1/2026	EUR	7,000	8,691,968
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022		$15,773	13,446,482
Murphy Oil USA, Inc.	4.75%	9/15/2029		18,673	19,883,290
Penske Automotive Group, Inc.	3.50%	9/1/2025		9,206	9,309,567
PetSmart, Inc.†	7.125%	3/15/2023		3,477	3,437,710
Sally Holdings LLC/Sally Capital, Inc.	5.625%	12/1/2025		9,126	9,365,557
Sally Holdings LLC/Sally Capital, Inc.†	8.75%	4/30/2025		12,410	13,790,612
Sonic Automotive, Inc.	6.125%	3/15/2027		8,561	8,959,729
Tapestry, Inc.	4.125%	7/15/2027		10,819	11,484,036
William Carter Co. (The)†	5.50%	5/15/2025		12,051	12,796,656
William Carter Co. (The)†	5.625%	3/15/2027		12,004	12,671,722
Total					278,682,285

See Notes to Financial Statements.	197

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Steel Producers/Products 0.11%
CSN Resources SA (Brazil)†(a)	7.625%	4/17/2026		$8,693	$9,377,574

Support: Services 3.63%
Ahern Rentals, Inc.†	7.375%	5/15/2023		9,694	6,743,389
Algeco Global Finance plc (United Kingdom)†(a)	8.00%	2/15/2023		6,975	7,092,633
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	9.75%	7/15/2027		10,311	11,453,046
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.25%	3/15/2025		3,093	3,075,602
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	6.375%	4/1/2024		13,595	13,891,711
Capitol Investment Merger Sub 2 LLC†	10.00%	8/1/2024		7,769	8,297,447
Garda World Security Corp. (Canada)†(a)	4.625%	2/15/2027		17,955	18,044,775
Garda World Security Corp. (Canada)†(a)	9.50%	11/1/2027		7,676	8,571,712
H&E Equipment Services, Inc.(k)†	3.875%	12/15/2028		12,963	12,963,000
Hertz Corp. (The)†(j)	5.50%	10/15/2024		7,933	3,525,227
Hertz Corp. (The)†(j)	6.00%	1/15/2028		7,842	3,504,394
Hertz Corp. (The)(j)	6.25%	10/15/2022		2,582	1,136,080
IPD 3 BV†(e)	5.50%	12/1/2025	EUR	3,425	4,204,606
IPD 3 BV(e)	5.50%	12/1/2025	EUR	3,500	4,296,678
MasTec, Inc.†	4.50%	8/15/2028		$10,806	11,301,239
Picasso Finance Sub, Inc.†	6.125%	6/15/2025		5,908	6,331,958
Pike Corp.†	5.50%	9/1/2028		13,738	14,424,900
Presidio Holdings, Inc.†	4.875%	2/1/2027		8,019	8,463,814
Presidio Holdings, Inc.†	8.25%	2/1/2028		8,613	9,372,021
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027		18,479	18,271,111
Promontoria Holding 264 BV(e)	6.75%	8/15/2023	EUR	4,936	5,315,741
Sabre GLBL, Inc.†	7.375%	9/1/2025		$11,804	12,736,516
Sabre GLBL, Inc.†	9.25%	4/15/2025		10,290	12,047,017
Sotheby’s†(k)	7.375%	10/15/2027		11,219	11,798,910
Tms International Holding Corp.†	7.25%	8/15/2025		4,531	4,497,018
Uber Technologies, Inc.†	6.25%	1/15/2028		9,610	10,198,613
Uber Technologies, Inc.†	7.50%	9/15/2027		8,199	8,957,408
Uber Technologies, Inc.†	8.00%	11/1/2026		15,758	17,008,791
United Rentals North America, Inc.	4.875%	1/15/2028		35,628	38,077,425
Williams Scotsman International, Inc.†	4.625%	8/15/2028		5,800	6,042,875
Total					301,645,657

198	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology Hardware & Equipment 0.68%
CDW LLC/CDW Finance Corp.	4.125%		5/1/2025	$9,845	$10,232,647
CDW LLC/CDW Finance Corp.	5.50%		12/1/2024	8,825	9,768,172
Switch Ltd.†	3.75%		9/15/2028	16,300	16,568,298
Western Digital Corp.	4.75%		2/15/2026	18,591	20,328,096
Total					56,897,213

Telecommunications: Satellite 0.38%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(a)	6.75%		10/1/2026	23,028	23,899,610
Hughes Satellite Systems Corp.	5.25%		8/1/2026	7,287	8,066,782
Total					31,966,392

Telecommunications: Wireless 1.90%
Millicom International Cellular SA (Luxembourg)†(a)	6.25%		3/25/2029	7,307	8,365,309
Sprint Capital Corp.	6.875%		11/15/2028	94,380	122,748,269
VF Ukraine PAT via VFU Funding PLC (Ukraine)†(a)	6.20%		2/11/2025	7,716	8,043,930
Vmed O2 UK Financing I plc (United Kingdom)†(a)	4.25%		1/31/2031	17,909	18,428,361
Total					157,585,869

Telecommunications: Wireline Integrated & Services 1.35%
Altice France Holding SA (Luxembourg)†(a)	6.00%		2/15/2028	7,398	7,522,323
Altice France Holding SA (Luxembourg)†(a)	10.50%		5/15/2027	10,467	11,818,028
Altice France SA (France)†(a)	8.125%		2/1/2027	23,994	26,450,866
Frontier Communications Corp.†	5.00%		5/1/2028	11,164	11,359,370
Frontier Communications Corp.†	5.875%		10/15/2027	10,251	10,795,584
Frontier Communications Corp.†	6.75%		5/1/2029	3,769	3,910,337
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	10.75%		6/1/2028	10,969	12,449,815
Telefonica Celular del Paraguay SA (Paraguay)†(a)	5.875%		4/15/2027	6,699	7,156,207
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%		8/15/2028	8,181	8,264,528
Zayo Group Holdings, Inc.†	6.125%		3/1/2028	11,539	12,222,340
Total					111,949,398

Theaters & Entertainment 0.10%
Live Nation Entertainment, Inc.†	4.75%		10/15/2027	8,549	8,444,830

Transportation: Infrastructure/Services 0.52%
Golar LNG Partners LP (United Kingdom)†(a)	8.321%(3 Mo. LIBOR + 8.10%	)#	11/15/2022	4,219	3,375,537

See Notes to Financial Statements.	199

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Transportation: Infrastructure/Services (continued)
TransJamaican Highway Ltd. (Jamaica)†(a)	5.75%	10/10/2036	$12,775	$12,719,109
XPO CNW, Inc.	6.70%	5/1/2034	16,239	18,617,608
XPO Logistics, Inc.†	6.25%	5/1/2025	7,556	8,108,532
Total				42,820,786
Total High Yield Corporate Bonds (cost $6,932,116,416)				7,378,816,087

	Dividend Rate		Shares (000)

PREFERRED STOCKS 0.07%

Energy: Exploration & Production 0.00%
Templar Energy LLC	Zero Coupon		220	–	(b)

Transportation: Infrastructure/Services 0.07%
ACBL Holdings Corp. Series A	Zero Coupon		83	2,274,360	(b)
ACBL Holdings Corp. Series B	Zero Coupon		102	3,519,483	(b)
Total Preferred Stocks (cost $6,531,418)				5,793,843

	Exercise Price	Expiration Date

WARRANTS 0.00%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$ 4.00	10/16/2025	26	65,798	(c)

Personal & Household Products 0.00%
Remington Outdoor Co., Inc.*	35.05	5/15/2022	129	1,294	(b)
Total Warrants (cost $860,127)				67,092
Total Long-Term Investments (cost $7,767,448,548)				8,214,122,214

			Principal Amount (000)

SHORT-TERM INVESTMENTS 0.44%

REPURCHASE AGREEMENT 0.38%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $32,030,200 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $32,012,679; proceeds: $31,384,933 (cost $31,384,933)			$31,385	31,384,933

200	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Investments	Shares	Fair Value
Money Market Fund 0.05%
Fidelity Government Portfolio(m) (cost $4,503,185)	4,503,185	$4,503,185

Time Deposit 0.01%
CitiBank N.A.(m) (cost $500,354)	500,354	500,354
Total Short-Term Investments (cost $36,388,472)		36,388,472
Total Investments in Securities 99.37% (cost $7,803,837,020)		8,250,510,686
Less Unfunded Loan Commitments (0.03%) (cost $2,859,281)(n)		(2,881,235)
Net Investments 99.34% (cost $7,800,977,739)		8,247,629,451
Cash, Foreign Cash and Other Assets in Excess of Liabilities(o) 0.66%		54,876,308
Net Assets 100.00%		$8,302,505,759

CAD	Canadian dollar.
EUR	Euro.
GBP	British pound.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $4,745,298,270, which represents 57.16% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Foreign security traded in U.S. dollars.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(g)	Interest rate to be determined.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Security partially/fully unfunded. See Note (2(o)).
(j)	Defaulted (non-income producing security).
(k)	Securities purchased on a when-issued basis (See Note 2(i)).
(l)	Security is perpetual in nature and has no stated maturity.

See Notes to Financial Statements.	201

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

(m)	Security was purchased with the cash collateral from loaned securities.
(n)	See Note (2(o)).
(m)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2020(1):

Referenced Index	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit.CDX. EM.34(4)(5)	Credit Suisse	1.00%	12/20/2025	$125,000,000	$121,088,281	$4,224,811	$(313,092)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $313,092.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging market securities.

202	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Credit Default Swaps on Indexes - Sell Protection at November 30, 2020(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly	)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.BBB-.9	Citibank	3.00%		9/17/2058	$9,545,000	$7,801,701	$(2,189,524)	$446,225	$(1,743,299)
Markit CMBX. NA.BBB-.9	Citibank	3.00%		9/17/2058	4,430,000	3,620,905	(993,139)	184,044	(809,095)
Markit CMBX. NA.BBB-.9	Goldman	3.00%		9/17/2058	5,125,000	4,188,970	(1,166,752)	230,722	(936,030)
Markit CMBX. NA.BBB-.9	Morgan Stanley	3.00%		9/17/2058	8,981,000	7,340,710	(1,950,549)	310,259	(1,640,290)
Markit CMBX. NA.BBB-.9	Morgan Stanley	3.00%		9/17/2058	7,300,000	5,966,728	(1,404,486)	71,214	(1,333,272)
Markit CMBX. NA.BBB-.10	Merrill Lynch	3.00%		11/17/2059	10,000,000	8,382,342	(1,718,416)	100,758	(1,617,658)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.00%		11/17/2059	7,413,000	6,213,830	(1,373,873)	174,703	(1,199,170)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.00%		11/17/2059	3,426,000	2,871,791	(572,836)	18,627	(554,209)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.00%		11/17/2059	7,278,000	6,100,669	(1,232,449)	55,118	(1,177,331)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.00%		11/17/2059	12,055,000	10,104,914	(2,067,365)	117,279	(1,950,086)
							$(14,669,389)	$1,708,949	$(12,960,440)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage- backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $1,708,949. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments received.

See Notes to Financial Statements.	203

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Morgan Stanley	12/8/2020	1,587,000	$2,051,873	$2,115,791	$63,918
British pound	Buy	State Street Bank and Trust	12/8/2020	1,198,000	1,565,416	1,597,175	31,759
British pound	Buy	Toronto Dominion Bank	12/8/2020	2,056,000	2,653,047	2,741,063	88,016
Euro	Buy	Bank of America	12/4/2020	2,283,000	2,665,524	2,723,402	57,878
Euro	Buy	State Street Bank and Trust	12/4/2020	1,300,000	1,528,227	1,550,776	22,549
British pound	Sell	State Street Bank and Trust	12/8/2020	21,620,000	28,878,701	28,823,820	54,881
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2021	7,805,468	6,015,455	6,012,220	3,235
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2021	1,900,157	1,465,792	1,463,610	2,182
Euro	Sell	Bank of America	12/4/2020	6,260,000	7,484,318	7,467,584	16,734
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$341,152

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Morgan Stanley	12/8/2020	3,142,000	$4,077,467	$4,188,920	$(111,453)
British pound	Sell	Morgan Stanley	12/8/2020	1,319,000	1,687,889	1,758,493	(70,604)
British pound	Sell	Morgan Stanley	12/8/2020	1,615,000	2,058,426	2,153,121	(94,695)
British pound	Sell	State Street Bank and Trust	12/8/2020	1,375,000	1,752,848	1,833,152	(80,304)
British pound	Sell	Toronto Dominion Bank	12/8/2020	1,644,000	2,124,382	2,191,783	(67,401)
British pound	Sell	Toronto Dominion Bank	12/8/2020	4,711,000	6,192,558	6,280,713	(88,155)
Euro	Sell	Bank of America	12/4/2020	1,109,000	1,315,977	1,322,931	(6,954)
Euro	Sell	Bank of America	12/4/2020	2,045,000	2,404,312	2,439,490	(35,178)
Euro	Sell	Bank of America	12/4/2020	4,869,000	5,782,561	5,808,254	(25,693)
Euro	Sell	BNP Paribas S.A.	12/4/2020	5,586,000	6,603,492	6,663,566	(60,074)
Euro	Sell	Credit Agricole	12/4/2020	189,000,000	224,179,515	225,459,009	(1,279,494)
Euro	Sell	J.P. Morgan	12/4/2020	4,200,000	4,925,971	5,010,200	(84,229)
Euro	Sell	Morgan Stanley	12/4/2020	928,000	1,097,475	1,107,016	(9,541)
Euro	Sell	Morgan Stanley	12/4/2020	451,000	535,960	538,000	(2,040)
Euro	Sell	Morgan Stanley	12/4/2020	4,756,000	5,643,058	5,673,455	(30,397)
Euro	Sell	Morgan Stanley	12/4/2020	687,000	814,959	819,526	(4,567)
Euro	Sell	Morgan Stanley	12/4/2020	8,986,000	10,653,482	10,719,443	(65,961)
Euro	Sell	State Street Bank and Trust	12/4/2020	1,022,000	1,201,097	1,219,149	(18,052)
Euro	Sell	Toronto Dominion Bank	12/4/2020	3,592,000	4,259,784	4,284,914	(25,130)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,159,922)

204	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2020

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2021	391	Long		$53,977,010		$54,025,203	$48,193
U.S. 2-Year Treasury Note	March 2021	8,929	Long		1,971,231,400		1,971,983,597	752,197
U.S. Long Bond	March 2021	1,694	Long		295,294,895		296,291,187	996,292
Total Unrealized Appreciation on Open Futures Contracts								$1,796,682

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
Euro-Bobl	December 2020	30	Short	EUR	(4,053,847)	EUR	(4,062,000)	$(9,725)
Euro-Bund	December 2020	304	Short		(52,910,662)		(53,276,000)	(435,794)
U.S. 10-Year Ultra Treasury Note	March 2021	2,164	Short		$(339,505,156)		$(340,018,500)	(513,344)
U.S. 5-Year Treasury Note	March 2021	1,065	Short		(134,129,912)		(134,223,281)	(93,369)
U.S. Ultra Treasury Bond	March 2021	367	Short		(78,767,001)		(79,283,469)	(516,468)
Total Unrealized Depreciation on Open Futures Contracts								$(1,568,700)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Energy: Exploration & Production	$17,260,316	$–	$15,246	$17,275,562
Investments & Miscellaneous Financial Services	–	–	48,812	48,812
Machinery	16,677,735	256,059	–	16,933,794
Personal & Household Products	16,765,546	169,129	6,669,418	23,604,093
Specialty Retail	16,504,675	2,586,296	–	19,090,971
Transportation: Infrastructure/Services	–	1,436,364	444,540	1,880,904
Remaining Industries	235,012,379	–	–	235,012,379
Convertible Bonds	–	184,006,811	–	184,006,811
Floating Rate Loans
Diversified Capital Goods	–	10,795,809	365,213	11,161,022
Integrated Energy	–	–	12,121,742	12,121,742
Oil Field Equipment & Services	–	–	9,763,985	9,763,985
Personal & Household Products	–	12,304,411	1,266,857	13,571,268
Remaining Industries	–	275,957,285	–	275,957,285
Less Unfunded Commitments	–	(2,881,235)	–	(2,881,235)
Foreign Government Obligation	–	9,016,564	–	9,016,564
High Yield Corporate Bonds
Automakers	–	151,289,046	850	151,289,896
Banking	–	140,794,512	1,000	140,795,512
Metals/Mining (Excluding Steel)	–	346,921,617	5	346,921,622
Specialty Retail	–	278,681,193	1,092	278,682,285
Remaining Industries	–	6,461,126,772	–	6,461,126,772
Preferred Stocks	–	–	5,793,843	5,793,843
Warrants	–	–	67,092	67,092
Short-Term Investments
Money Market Fund	4,503,185	–	–	4,503,185
Repurchase Agreement	–	31,384,933	–	31,384,933
Time Deposit	–	500,354	–	500,354
Total	$306,723,836	$7,904,345,920	$36,559,695	$8,247,629,451

See Notes to Financial Statements.	205

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2020

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(313,092)	–	(313,092)
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(12,960,440)	–	(12,960,440)
Forward Foreign Currency Exchange Contracts
Assets	–	341,152	–	341,152
Liabilities	–	(2,159,922)	–	(2,159,922)
Futures Contracts
Assets	1,796,682	–	–	1,796,682
Liabilities	(1,568,700)	–	–	(1,568,700)
Total	$227,982	$(15,092,302)	$–	$(14,864,320)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Preferred Stock	Warrants
Balance as of December 1, 2019	$49,009	$77,069,847	$2,619,355	$–	$1,294
Accrued Discounts (Premiums)	–	238,262	86	–	–
Realized Gain (Loss)	(905,234)	(6,346,993)	1,235,889	–	–
Change in Unrealized Appreciation (Depreciation)	878,154	1,062,072	(10,548,284)	1,175,893	(39,478)
Purchases	675,701	17,115,675	606,792	4,617,950	105,276
Sales	–	(43,356,651)	(2,437,644)	–	–
Transfers into Level 3	6,480,386	–	8,526,753	–	–
Transfers out of Level 3	–	(22,264,415)	–	–	–
Balance as of November 30, 2020	$7,178,016	$23,517,797	$2,947	$5,793,843	$67,092
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$(26,883)	$(1,693,805)	$(9,074,370)	$1,175,893	$(39,478)

206	See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 95.60%

ASSET-BACKED SECURITIES 5.97%

Automobiles 0.60%
ACC Trust 2018-1 C†	6.81%		2/21/2023	$525	$528,371
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%		12/20/2021	118	118,449
CPS Auto Trust 2017-A D†	4.61%		12/15/2022	2,306	2,339,751
Drive Auto Receivables Trust 2016-CA D†	4.18%		3/15/2024	362	367,132
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%		10/20/2023	227	227,857
Flagship Credit Auto Trust 2019-1 D†	4.08%		2/18/2025	4,000	4,194,906
Foursight Capital Automobile Receivables Trust 2018-1 D†	4.19%		11/15/2023	3,500	3,612,161
Westlake Automobile Receivables Trust 2020-1A C†	2.52%		4/15/2025	5,846	6,006,493
Total					17,395,120

Credit Cards 0.32%
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,831	2,884,823
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	1,844	1,910,160
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	4,424	4,463,901
Total					9,258,884

Other 5.05%
ALM VII Ltd. 2012-7A A2R2†	2.087% (3 Mo. LIBOR +1.85%	)#	7/15/2029	5,883	5,882,679
AMMC CLO XIV Ltd. 2014-14A A2LR†	1.915% (3 Mo. LIBOR +1.70%)	#	7/25/2029	2,350	2,338,597
Apex Credit CLO Ltd. 2016-1A B1R†	2.067% (3 Mo. LIBOR + 1.85%)	#	10/27/2028	796	790,620
Apex Credit CLO Ltd. 2017-1A B†	2.165% (3 Mo. LIBOR + 1.95%)	#	4/24/2029	876	875,977
Avery Point IV CLO Ltd. 2014-1A BR†	1.815% (3 Mo. LIBOR + 1.60%)	#	4/25/2026	1,294	1,292,573
Avery Point V CLO Ltd. 2014-5A AR†	1.198% (3 Mo. LIBOR + .98%)	#	7/17/2026	264	263,182
Benefit Street Partners CLO X Ltd. 2016-10A A1R†	1.377% (3 Mo. LIBOR + 1.14%)	#	1/15/2029	4,000	3,990,278
Benefit Street Partners CLO XII Ltd. 2017-12A C†	3.287% (3 Mo. LIBOR + 3.05%)	#	10/15/2030	1,950	1,840,240

See Notes to Financial Statements.	207

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
BlueMountain CLO Ltd. 2013-1A A2R2†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2029		$1,308	$1,303,506
BlueMountain CLO Ltd. 2016-1A BR†	1.568% (3 Mo. LIBOR + 1.35%	)#	4/20/2027		4,939	4,852,033
Bowman Park CLO Ltd. 2014-1A AR†	1.393% (3 Mo. LIBOR + 1.18%	)#	11/23/2025		218	218,222
BSPRT Issuer Ltd. 2018-FL4 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		3,888	3,859,704
Cedar Funding II CLO Ltd. 2013-1A DR†	3.842% (3 Mo. LIBOR + 3.60%	)#	6/9/2030		2,500	2,465,925
Cedar Funding VI CLO Ltd. 2016-6A BR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2028		2,500	2,483,629
Cent CLO Ltd. 2013-19A A1A†	1.543% (3 Mo. LIBOR + 1.33%	)#	10/29/2025		615	614,719
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		119	118,817
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		559	564,881
Elevation CLO Ltd. 2014-2A DR†	3.437% (3 Mo. LIBOR + 3.20%	)#	10/15/2029		1,000	955,820
Fairstone Financial Issuance Trust I 2020-1A C†(a)	5.162%		10/20/2039	CAD	7,816	6,014,990	(b)
Galaxy XXI CLO Ltd. 2015-21A AR†	1.238% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		$1,012	1,001,374
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027		895	882,047
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048		1,984	2,170,170
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		4,012	4,286,159
HPS Loan Management 10-2016 Ltd. A2R†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2028		1,979	1,979,613
Jamestown CLO VII Ltd. 2015-7A A2R†	1.515% (3 Mo. LIBOR + 1.30%	)#	7/25/2027		2,039	2,007,839
JFIN CLO Ltd. 2013-1A A1NR†	1.608% (3 Mo. LIBOR + 1.39%	)#	1/20/2030		2,000	1,994,181
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033		7,851	7,831,063
KKR CLO Ltd-30A B1†	2.236% (3 Mo. LIBOR + 2.00%	)#	10/17/2031		5,000	4,999,964
KKR CLO Ltd.18 B†	1.918% (3 Mo. LIBOR + 1.70%	)#	7/18/2030		3,722	3,708,936
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033		4,860	4,856,950
MidOcean Credit CLO VI 2016-6A BR†	2.118% (3 Mo. LIBOR + 1.90%	)#	1/20/2029		1,493	1,491,066

208	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	$443	$443,074
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	4,505	4,468,522
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	2,400	2,360,782
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	2,539	2,539,317
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	2,939	2,940,283
Oaktree EIF III Series I Ltd. 2016-IIIA B†	2.218% (3 Mo. LIBOR + 2.00%	)#	10/20/2027	5,917	5,914,906
OCP CLO Ltd. 2013-4A CRR†	3.215% (3 Mo. LIBOR + 3.00%	)#	4/24/2029	2,250	2,140,826
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	4,419	4,388,949
Octagon Investment Partners 30 Ltd. 2017-1A A2†	1.918% (3 Mo. LIBOR + 1.70%	)#	3/17/2030	4,300	4,284,070
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,800	1,794,415
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	1,633	1,614,279
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	1,237	1,212,001
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	957	943,896
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	2,163	2,051,291
Salem Fields CLO Ltd. 2016-2A A2R†	1.915% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	2,008	2,004,894
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	262	263,202
Seneca Park CLO Ltd. 2014-1A AR†	1.338% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	22	22,332
Shackleton CLO Ltd. 2019-14A A2†	2.118% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	6,782	6,784,070
Signal Peak CLO LLC 2015-1A DR2†	3.068% (3 Mo. LIBOR + 2.85%	)#	4/20/2029	2,000	1,887,307
Sound Point CLO XV Ltd. 2017-1A C†	2.709% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	2,180	2,185,423
Sound Point CLO XVII 2017-3A A2†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	6,523	6,403,293
TCW CLO Ltd. 2019-1A D†	3.211% (3 Mo. LIBOR + 2.99%	)#	2/15/2029	3,750	3,569,929

See Notes to Financial Statements.	209

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Thacher Park CLO Ltd. 2014-1A AR†	1.378% (3 Mo. LIBOR + 1.16%	)#	10/20/2026	$499	$499,310
Venture XXIV CLO Ltd. 2016-24A B†	2.268% (3 Mo. LIBOR + 2.05%	)#	10/20/2028	5,000	5,006,753
Wind River CLO Ltd. 2015-2A DR†	2.837% (3 Mo. LIBOR + 2.60%	)#	10/15/2027	3,750	3,558,347
Total					147,217,225
Total Asset-Backed Securities (cost $173,296,864)					173,871,229

				Shares (000)
COMMON STOCKS 0.07%

Oil
Oasis Petroleum, Inc.*				58	1,995,138
Templar Energy LLC Class A Units				97	7,764	(b)
Total Common Stocks (cost $6,160,052)					2,002,902

				Principal Amount (000)

CORPORATE BONDS 77.08%

Aerospace/Defense 1.62%
BAE Systems Finance, Inc.†	7.50%		7/1/2027	$930	1,255,549
BAE Systems plc (United Kingdom)†(c)	3.40%		4/15/2030	5,052	5,712,759
Boeing Co. (The)	3.60%		5/1/2034	4,125	4,176,675
Boeing Co. (The)	4.875%		5/1/2025	6,748	7,540,341
Boeing Co. (The)	5.15%		5/1/2030	3,525	4,145,775
Boeing Co. (The)	5.705%		5/1/2040	4,490	5,685,440
Boeing Co. (The)	5.805%		5/1/2050	8,644	11,446,689
Boeing Co. (The)	5.93%		5/1/2060	2,139	2,916,305
Lockheed Martin Corp.	7.75%		5/1/2026	900	1,188,853
Lockheed Martin Tactical Systems, Inc.	7.625%		6/15/2025	590	748,363
Northrop Grumman Systems Corp.	7.75%		2/15/2031	1,512	2,312,496
Total					47,129,245

Air Transportation 0.47%
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(c)	5.00%		12/15/2023	1,825	1,548,285
American Airlines 2013-1 Class B Pass-Through Trust†	5.625%		1/15/2021	2,649	2,603,599

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation (continued)
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		10/1/2022	$5,395	$3,957,818
American Airlines Group, Inc.†	3.75%		3/1/2025	1,924	1,268,339
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(c)	4.25%		11/15/2032	1,266	1,334,244
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	2,620	2,916,715
Total					13,629,000

Apparel 0.24%
PVH Corp.	7.75%		11/15/2023	5,967	6,909,736

Auto Parts: Original Equipment 0.53%
American Axle & Manufacturing, Inc.	6.875%		7/1/2028	6,044	6,418,244
Clarios Global LP†	8.50%		5/15/2027	2,700	2,910,330
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(c)	4.75%		9/15/2026	5,000	5,150,000
ZF North America Capital, Inc.†	4.50%		4/29/2022	1,000	1,035,000
Total					15,513,574

Automotive 2.18%
Daimler Finance North America LLC†	0.77% (3 Mo. LIBOR + .55%	)#	5/4/2021	264	264,401
Daimler Finance North America LLC†	1.121% (3 Mo. LIBOR + .90%	)#	2/15/2022	3,520	3,543,892
Ford Motor Co.	7.45%		7/16/2031	15,614	19,624,846
General Motors Co.	6.125%		10/1/2025	2,196	2,647,514
General Motors Co.	6.75%		4/1/2046	17,843	25,463,709
Nissan Motor Acceptance Corp.†	0.77% (3 Mo. LIBOR + .52%	)#	3/15/2021	1,750	1,746,669
Tesla, Inc.†	5.30%		8/15/2025	7,500	7,816,500
Wabash National Corp.†	5.50%		10/1/2025	2,500	2,559,113
Total					63,666,644

Banks: Regional 6.10%
Bank Leumi Le-Israel BM (Israel)†(c)	3.275% (5 Yr Treasury CMT + 1.63%	)#	1/29/2031	1,570	1,611,212
Bank of Ireland Group plc (Ireland)(c)	4.125% (5 Yr Treasury CMT + 2.50%	)#	9/19/2027	12,794	12,971,606
Bank of Montreal (Canada)(c)	3.803% (5 Yr. Swap rate + 1.43%	)#	12/15/2032	6,558	7,425,499
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	2,840	2,975,967

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
BBVA Bancomer SA†	5.125% (5 Yr Treasury CMT + 2.65%	)#	1/18/2033		$4,300	$4,510,700
BBVA USA	3.875%		4/10/2025		1,035	1,150,670
BNP Paribas SA (France)†(c)	4.50% (5 Yr Treasury CMT + 2.94%	)#	–	(d)	4,153	4,135,038
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031		6,232	6,702,710
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		3,413	3,889,019
Citigroup, Inc.	4.60%		3/9/2026		2,161	2,530,532
Danske Bank A/S (Denmark)†(c)	4.375%		6/12/2028		875	998,512
Danske Bank A/S (Denmark)†(c)	5.00%		1/12/2022		1,095	1,146,608
Danske Bank A/S (Denmark)†(c)	5.375%		1/12/2024		12,000	13,535,073
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028		7,750	8,226,354
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		1,965	2,257,641
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		5,747	8,805,385
Macquarie Bank Ltd. (Australia)†(c)	4.875%		6/10/2025		1,850	2,089,173
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021		4,261	4,349,956
Morgan Stanley	5.00%		11/24/2025		4,496	5,364,360
Morgan Stanley	5.875% (3 Mo. LIBOR + 4.44%	)#	–	(d)	6,542	7,286,152
National Australia Bank Ltd. (Australia)†(c)	3.933% (5 Yr Treasury CMT + 1.88%	)#	8/2/2034		11,000	12,336,533
SVB Financial Group	3.125%		6/5/2030		3,333	3,747,110
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.625%		5/30/2022		1,109	1,112,050
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		1/30/2023		1,832	1,835,069
UBS AG	7.625%		8/17/2022		8,750	9,744,469
UBS AG (Switzerland)(c)	5.125%		5/15/2024		13,800	15,231,750
Webster Financial Corp.	4.10%		3/25/2029		4,986	5,432,019
Wells Fargo & Co.	5.95%		12/15/2036		8,224	10,982,316
Westpac Banking Corp. (Australia)(c)	2.668% (5 Yr Treasury CMT + 1.75%	)#	11/15/2035		8,000	8,277,040
Westpac Banking Corp. (Australia)(c)	4.11% (5 Yr Treasury CMT + 2.00%	)#	7/24/2034		3,061	3,481,735
Westpac Banking Corp. (Australia)(c)	4.322% (5 Yr. Swap rate + 2.24%	)#	11/23/2031		3,197	3,618,491
Total						177,760,749

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Beverages 2.14%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	$30,835	$39,434,214
Bacardi Ltd.†	4.70%		5/15/2028	10,673	12,361,847
Becle SAB de CV (Mexico)†(c)	3.75%		5/13/2025	5,050	5,477,834
Central American Bottling Corp. (Guatemala)†(c)	5.75%		1/31/2027	4,800	5,116,896
Total					62,390,791

Biotechnology Research & Production 1.30%
Biogen, Inc.	2.25%		5/1/2030	10,708	11,081,185
Emergent BioSolutions, Inc.†	3.875%		8/15/2028	754	763,896
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030	11,869	11,695,170
Royalty Pharma plc†	2.20%		9/2/2030	14,181	14,366,406
Total					37,906,657

Building Materials 0.69%
Boral Finance Pty Ltd. (Australia)†(c)	3.00%		11/1/2022	987	1,010,656
Builders FirstSource, Inc.†	5.00%		3/1/2030	1,000	1,078,750
Owens Corning, Inc.	3.875%		6/1/2030	2,705	3,112,729
Owens Corning, Inc.	4.30%		7/15/2047	4,770	5,660,072
Owens Corning, Inc.	7.00%		12/1/2036	3,747	5,243,280
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	4,020	4,020,365
Total					20,125,852

Business Services 1.02%
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	2,300	2,456,446
CoStar Group, Inc.†	2.80%		7/15/2030	5,328	5,591,707
Garda World Security Corp. (Canada)†(c)	4.625%		2/15/2027	4,500	4,522,500
Global Payments, Inc.	2.90%		5/15/2030	3,580	3,914,811
Global Payments, Inc.	3.20%		8/15/2029	9,385	10,422,325
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%		11/1/2026	2,837	2,954,168
Total					29,861,957

Chemicals 1.13%
CF Industries, Inc.†	4.50%		12/1/2026	7,787	9,249,751
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	4.125%		7/19/2027	7,250	7,477,650
Nouryon Holding BV (Netherlands)†(c)	8.00%		10/1/2026	2,500	2,682,812
Nutrition & Biosciences, Inc.†	1.832%		10/15/2027	2,099	2,145,435
Nutrition & Biosciences, Inc.†	2.30%		11/1/2030	4,979	5,123,199

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Phosagro OAO Via Phosagro Bond
Funding DAC (Ireland)†(c)	3.949%	4/24/2023	$4,600	$4,820,112
Syngenta Finance NV (Netherlands)†(c)	4.441%	4/24/2023	1,332	1,406,254
Total				32,905,213

Computer Hardware 1.38%
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	8,953	10,875,876
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	9,562	13,898,749
Leidos Holdings, Inc.	5.95%	12/1/2040	1,325	1,581,746
Leidos, Inc.†	4.375%	5/15/2030	3,552	4,231,569
Leidos, Inc.	5.50%	7/1/2033	353	428,551
Leidos, Inc.	7.125%	7/1/2032	6,806	9,280,389
Total				40,296,880

Construction/Homebuilding 0.83%
Century Communities, Inc.	5.875%	7/15/2025	2,953	3,091,200
D.R. Horton, Inc.	2.60%	10/15/2025	995	1,071,845
Forestar Group, Inc.†	5.00%	3/1/2028	3,667	3,684,767
NVR, Inc.	3.00%	5/15/2030	12,844	13,970,895
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	2/15/2028	2,400	2,488,500
Total				24,307,207

Drugs 3.97%
AbbVie, Inc.	4.25%	11/21/2049	25,548	32,404,271
AbbVie, Inc.	4.70%	5/14/2045	1,890	2,462,080
AbbVie, Inc.	4.875%	11/14/2048	2,018	2,755,526
AstraZeneca plc (United Kingdom)(c)	6.45%	9/15/2037	3,600	5,637,372
Bausch Health Cos., Inc.†	6.125%	4/15/2025	2,980	3,069,072
Bausch Health Cos., Inc.†	7.00%	3/15/2024	1,064	1,098,314
Bayer Corp.†	6.65%	2/15/2028	5,520	7,148,728
Bayer US Finance II LLC†	4.375%	12/15/2028	5,000	5,875,363
Cigna Corp.	2.40%	3/15/2030	8,500	9,045,532
Cigna Corp.	4.80%	7/15/2046	228	304,290
Cigna Corp.	6.125%	11/15/2041	3,380	5,000,525
CVS Health Corp.	4.30%	3/25/2028	20,442	24,056,156
CVS Health Corp.	4.78%	3/25/2038	9,790	12,423,387
CVS Health Corp.	5.05%	3/25/2048	3,215	4,350,788
Total				115,631,404

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 6.78%
Acwa Power Management & Investments One Ltd. (Saudi Arabia)†(c)	5.95%		12/15/2039	$2,200	$2,625,700
Adani Transmission Ltd. (India)†(c)	4.00%		8/3/2026	2,200	2,361,304
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%		8/1/2028	7,542	8,719,353
Cleco Corporate Holdings LLC	4.973%		5/1/2046	6,803	7,903,303
Cleco Power LLC	6.00%		12/1/2040	4,904	6,617,082
DTE Energy Co.	2.95%		3/1/2030	2,515	2,760,108
DTE Energy Co.	6.375%		4/15/2033	2,551	3,686,609
Duquesne Light Holdings, Inc.†	2.532%		10/1/2030	9,351	9,570,494
Duquesne Light Holdings, Inc.	6.25%		8/15/2035	2,650	3,430,064
El Paso Electric Co.	5.00%		12/1/2044	4,995	5,846,779
El Paso Electric Co.	6.00%		5/15/2035	425	586,378
Emera US Finance LP	4.75%		6/15/2046	5,840	7,363,662
Emera, Inc. (Canada)(c)	6.75% (3 Mo. LIBOR + 5.44%	)#	6/15/2076	6,000	6,893,910
Exelon Generation Co. LLC	5.60%		6/15/2042	3,190	3,563,107
Exelon Generation Co. LLC	5.75%		10/1/2041	3,736	4,314,507
Exelon Generation Co. LLC	6.25%		10/1/2039	3,483	4,128,448
FirstEnergy Corp.	3.90%		7/15/2027	8,803	9,741,408
FirstEnergy Transmission LLC†	4.55%		4/1/2049	7,480	8,743,499
Interstate Power & Light Co.	3.50%		9/30/2049	2,754	3,127,936
Interstate Power & Light Co.	3.60%		4/1/2029	2,181	2,527,575
Interstate Power & Light Co.	4.70%		10/15/2043	200	257,778
Liberty Utilities Finance GP 1†	2.05%		9/15/2030	4,861	4,876,416
Metropolitan Edison Co.†	4.00%		4/15/2025	700	762,719
Minejesa Capital BV (Netherlands)†(c)	5.625%		8/10/2037	1,800	1,911,231
Mississippi Power Co.	4.25%		3/15/2042	3,605	4,437,104
NRG Energy, Inc.†(e)	2.45%		12/2/2027	1,323	1,357,839
NRG Energy, Inc.†	4.45%		6/15/2029	13,505	15,453,010
Oglethorpe Power Corp.	4.20%		12/1/2042	1,070	1,129,763
Oglethorpe Power Corp.	5.95%		11/1/2039	7,546	9,939,620
Origin Energy Finance Ltd. (Australia)†(c)	5.45%		10/14/2021	4,289	4,454,533
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028	1,679	1,799,678
Pike Corp.†	5.50%		9/1/2028	3,929	4,125,450
PSEG Power LLC	8.625%		4/15/2031	12,430	18,333,915
Puget Energy, Inc.	3.65%		5/15/2025	4,587	5,086,409
Puget Energy, Inc.†	4.10%		6/15/2030	8,864	10,052,282
TransAlta Corp. (Canada)(c)	4.50%		11/15/2022	8,736	9,045,080
Total					197,534,053

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Electrical Equipment 1.29%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%		1/15/2027		$24,782	$27,867,054
NXP BV/NXP Funding LLC (Netherlands)†(c)	3.15%		5/1/2027		8,844	9,660,989
Total						37,528,043

Electronics 0.60%
FLIR Systems, Inc.	2.50%		8/1/2030		7,978	8,363,993
Jabil, Inc.	3.00%		1/15/2031		4,615	4,832,535
Trimble, Inc.	4.90%		6/15/2028		3,726	4,420,725
Total						17,617,253

Energy Equipment & Services 0.14%
Topaz Solar Farms LLC†	5.75%		9/30/2039		3,575	4,102,386

Entertainment 0.60%
Caesars Entertainment, Inc.†	6.25%		7/1/2025		3,333	3,558,794
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%		7/1/2025		1,269	1,345,140
CCM Merger, Inc.†	6.375%		5/1/2026		3,030	3,174,228
Enterprise Development Authority (The)†	12.00%		7/15/2024		1,024	1,149,440
Live Nation Entertainment, Inc.†	4.75%		10/15/2027		2,915	2,879,481
Mohegan Gaming & Entertainment†	7.875%		10/15/2024		2,045	2,029,662
Scientific Games International, Inc.†	7.25%		11/15/2029		1,500	1,594,688
Scientific Games International, Inc.†	8.625%		7/1/2025		1,603	1,733,228
Total						17,464,661

Financial Services 3.03%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%		1/15/2025		7,107	7,372,448
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.875%		1/23/2028		5,000	5,104,586
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024		2,674	2,881,628
Aircastle Ltd.	4.25%		6/15/2026		9,806	10,003,968
Ally Financial, Inc.	8.00%		11/1/2031		7,990	11,468,155
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026		1,134	1,175,874
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.125%		10/1/2023		3,587	3,778,079
Brightsphere Investment Group, Inc.	4.80%		7/27/2026		3,933	4,232,276
Charles Schwab Corp. (The)	5.375% (5 Yr Treasury CMT + 4.97%	)#	–	(d)	3,517	3,930,248
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024		4,091	3,595,296
Nationstar Mortgage Holdings, Inc.†	5.50%		8/15/2028		3,750	3,911,719
Navient Corp.	6.75%		6/25/2025		7,825	8,436,524

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	$4,123	$4,595,751
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	5,679	6,477,051
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%	2/15/2024	8,146	8,701,625
SURA Asset Management SA (Colombia)†(c)	4.375%	4/11/2027	2,285	2,573,047
Total				88,238,275

Food 0.92%
JBS USA LUX SA/JBS USA Finance, Inc.†	5.75%	6/15/2025	486	502,403
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	6,500	7,450,690
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028	2,582	2,711,100
Smithfield Foods, Inc.†	5.20%	4/1/2029	8,694	10,357,181
Sysco Corp.	6.60%	4/1/2040	559	826,976
Sysco Corp.	6.60%	4/1/2050	3,136	4,878,591
Total				26,726,941

Health Care Products 1.46%
Alcon Finance Corp.†	2.60%	5/27/2030	9,020	9,584,179
Boston Scientific Corp.	2.65%	6/1/2030	17,958	19,296,094
Zimmer Biomet Holdings, Inc.	5.75%	11/30/2039	10,217	13,523,752
Total				42,404,025

Health Care Services 4.01%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029	3,237	3,419,081
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	2,500	2,521,875
Centene Corp.	4.625%	12/15/2029	7,143	7,840,836
Centene Corp.†	5.375%	6/1/2026	3,240	3,410,100
CommonSpirit Health	3.347%	10/1/2029	14,459	15,708,427
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	7,590	8,427,488
Fresenius Medical Care US Finance III, Inc.†	2.375%	2/16/2031	8,000	8,101,506
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	2,600	2,661,256
HCA, Inc.	5.125%	6/15/2039	4,837	6,228,404
HCA, Inc.	5.50%	6/15/2047	10,715	14,303,004
LifePoint Health, Inc.†	6.75%	4/15/2025	2,500	2,675,000
Molina Healthcare, Inc.†	3.875%	11/15/2030	2,899	3,079,405
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	5,130	5,640,418
New York and Presbyterian Hospital (The)	3.954%	8/1/2119	6,960	7,788,239
Northwell Healthcare, Inc.	3.979%	11/1/2046	4,781	5,420,560

See Notes to Financial Statements.	217

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Rede D’or Finance Sarl (Luxembourg)†(c)	4.95%	1/17/2028	$1,096	$1,167,048
Universal Health Services, Inc.†	2.65%	10/15/2030	6,836	7,055,094
Universal Health Services, Inc.†	5.00%	6/1/2026	6,807	7,086,496
US Renal Care, Inc.†	10.625%	7/15/2027	4,000	4,430,000
Total				116,964,237

Household Equipment/Products 0.09%
CD&R Smokey Buyer, Inc.†	6.75%	7/15/2025	2,560	2,748,800

Insurance 2.94%
Alleghany Corp.	3.625%	5/15/2030	7,980	9,022,470
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027	1,401	1,504,940
Aon Corp.	8.205%	1/1/2027	5,545	7,504,469
Assurant, Inc.	3.70%	2/22/2030	5,916	6,360,575
Brown & Brown, Inc.	2.375%	3/15/2031	1,991	2,081,310
CNO Financial Group, Inc.	5.25%	5/30/2025	10,855	12,469,081
Hanover Insurance Group, Inc. (The)	2.50%	9/1/2030	1,992	2,075,992
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	4,460	5,216,824
Kemper Corp.	2.40%	9/30/2030	7,965	8,039,536
Lincoln National Corp.	6.30%	10/9/2037	2,578	3,512,468
Lincoln National Corp.	7.00%	6/15/2040	2,518	3,800,906
Protective Life Corp.	8.45%	10/15/2039	5,103	8,073,619
Selective Insurance Group, Inc.	5.375%	3/1/2049	5,081	6,083,616
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	7,365	9,889,177
Total				85,634,983

Leisure 0.22%
Carnival Corp.†	11.50%	4/1/2023	5,714	6,515,131

Lodging 0.51%
Las Vegas Sands Corp.	3.50%	8/18/2026	990	1,041,385
Las Vegas Sands Corp.	3.90%	8/8/2029	13,254	13,897,871
Total				14,939,256

Machinery: Agricultural 1.93%
Altria Group, Inc.	5.95%	2/14/2049	15,559	22,155,438
BAT Capital Corp.	3.557%	8/15/2027	774	860,484
BAT Capital Corp.	4.39%	8/15/2037	16,065	18,122,909
BAT Capital Corp.	4.70%	4/2/2027	767	899,098

218	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Agricultural (continued)
Imperial Brands Finance plc (United Kingdom)†(c)	3.125%		7/26/2024		$3,000	$3,204,442
Imperial Brands Finance plc (United Kingdom)†(c)	3.875%		7/26/2029		6,841	7,727,214
MHP Lux SA (Luxembourg)†(c)	6.25%		9/19/2029		1,000	1,010,000
MHP Lux SA (Luxembourg)†(c)	6.95%		4/3/2026		2,000	2,122,940
Total						56,102,525

Machinery: Industrial/Specialty 1.73%
CNH Industrial Capital LLC	4.375%		4/5/2022		9,059	9,500,448
CNH Industrial Capital LLC	4.875%		4/1/2021		2,925	2,963,246
IDEX Corp.	3.00%		5/1/2030		8,565	9,501,897
nVent Finance Sarl (Luxembourg)(c)	4.55%		4/15/2028		10,340	11,197,001
Stanley Black & Decker, Inc.	4.00% (5 Yr Treasury CMT + 2.66%	)#	3/15/2060		4,548	4,820,820
Vertical Holdco GmbH (Germany)†(c)	7.625%		7/15/2028		715	767,284
Vertical US Newco, Inc.†	5.25%		7/15/2027		3,042	3,199,804
Westinghouse Air Brake Technologies Corp.	3.20%		6/15/2025		238	255,278
Westinghouse Air Brake Technologies Corp.	4.95%		9/15/2028		7,000	8,178,416
Total						50,384,194

Manufacturing 0.05%
Bombardier, Inc. (Canada)†(c)	8.75%		12/1/2021		171	175,551
Hillenbrand, Inc.	5.75%		6/15/2025		1,274	1,365,569
Total						1,541,120

Media 2.59%
Charter Communications Operating LLC/ Charter Communications Operating Capital	6.484%		10/23/2045		9,039	12,915,637
Cox Communications, Inc.†	8.375%		3/1/2039		8,687	14,823,684
NBCUniversal Enterprise, Inc.†	5.25%		–	(d)	16,688	17,042,620
Time Warner Cable LLC	7.30%		7/1/2038		15,865	23,326,526
Time Warner Entertainment Co. LP	8.375%		7/15/2033		4,675	7,292,637
Total						75,401,104

Metal Fabricating 0.08%
Valmont Industries, Inc.	5.25%		10/1/2054		1,983	2,300,846

Metals & Minerals: Miscellaneous 2.14%
Anglo American Capital plc (United Kingdom)†(c)	2.625%		9/10/2030		7,000	7,189,374
Anglo American Capital plc (United Kingdom)†(c)	4.50%		3/15/2028		3,500	4,049,826
Anglo American Capital plc (United Kingdom)†(c)	4.75%		4/10/2027		6,235	7,298,354
Freeport-McMoRan, Inc.	4.25%		3/1/2030		3,071	3,342,077

See Notes to Financial Statements.	219

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 2.14%
Freeport-McMoRan, Inc.	5.25%	9/1/2029	$2,250	$2,513,385
Freeport-McMoRan, Inc.	5.45%	3/15/2043	8,650	10,828,589
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%	10/25/2022	660	700,695
Glencore Finance Canada Ltd. (Canada)†(c)	5.55%	10/25/2042	5,774	6,999,820
Glencore Funding LLC†	3.00%	10/27/2022	836	868,114
Glencore Funding LLC†	4.125%	5/30/2023	1,599	1,721,357
Hecla Mining Co.	7.25%	2/15/2028	2,813	3,033,680
Kinross Gold Corp.(Canada)(c)	4.50%	7/15/2027	7,543	8,694,592
Southern Copper Corp. (Peru)(c)	5.25%	11/8/2042	3,885	5,137,621
Total				62,377,484

Natural Gas 0.47%
ENN Energy Holdings Ltd. (China)†(c)	2.625%	9/17/2030	3,660	3,687,388
National Fuel Gas Co.	3.95%	9/15/2027	2,687	2,768,837
National Fuel Gas Co.	5.50%	1/15/2026	2,573	2,889,721
NiSource, Inc.	5.95%	6/15/2041	2,373	3,404,241
Southern Star Central Corp.†	5.125%	7/15/2022	840	840,525
Total				13,590,712

Oil 6.78%
Afren plc (United Kingdom)†(c)(f)	6.625%	12/9/2020	976	4,782
Afren plc (United Kingdom)†(c)(f)	10.25%	4/8/2019	2,049	52,256
Apache Corp.	5.10%	9/1/2040	9,215	9,474,172
Berry Petroleum Co. LLC†	7.00%	2/15/2026	5,441	4,442,250
Callon Petroleum Co.	6.25%	4/15/2023	2,500	1,198,437
Canadian Natural Resources Ltd. (Canada)(c)	7.20%	1/15/2032	6,558	8,498,536
Centennial Resource Production LLC†	6.875%	4/1/2027	5,000	2,764,525
Cimarex Energy Co.	4.375%	3/15/2029	5,221	5,887,945
Continental Resources, Inc.	4.90%	6/1/2044	6,306	5,884,286
Continental Resources, Inc.	5.00%	9/15/2022	10,136	10,171,476
Diamondback Energy, Inc.	2.875%	12/1/2024	5,260	5,485,708
Diamondback Energy, Inc.	4.75%	5/31/2025	1,220	1,361,467
Diamondback Energy, Inc.	5.375%	5/31/2025	10,400	10,828,345
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	2,812	2,994,780
Eni SpA (Italy)†(c)	5.70%	10/1/2040	11,398	13,951,172
EQT Corp.	5.00%	1/15/2029	2,882	3,047,715
Helmerich & Payne, Inc.	4.65%	3/15/2025	12,536	13,839,282
Hess Corp.	5.60%	2/15/2041	4,353	5,130,342
Hess Corp.	5.80%	4/1/2047	7,346	9,104,261

220	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Oil (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%		11/1/2028		$8,899	$8,840,800
Laredo Petroleum, Inc.	10.125%		1/15/2028		4,750	3,189,150
Matador Resources Co.	5.875%		9/15/2026		6,000	5,171,100
MEG Energy Corp. (Canada)†(c)	6.50%		1/15/2025		2,401	2,450,893
MEG Energy Corp. (Canada)†(c)	7.00%		3/31/2024		3,300	3,324,750
MEG Energy Corp. (Canada)†(c)	7.125%		2/1/2027		1,943	1,908,997
Occidental Petroleum Corp.	1.671% (3 Mo. LIBOR + 1.45%	)#	8/15/2022		188	179,680
Occidental Petroleum Corp.	2.60%		4/15/2022		45	44,384
Occidental Petroleum Corp.	2.70%		8/15/2022		787	776,612
Occidental Petroleum Corp.	7.875%		9/15/2031		4,000	4,296,340
OGX Austria GmbH (Brazil)†(c)(f)	8.50%		6/1/2018		1,800	36
Parsley Energy LLC/Parsley Finance Corp.†	5.375%		1/15/2025		5,287	5,455,523
Patterson-UTI Energy, Inc.	3.95%		2/1/2028		11,622	9,889,683
PDC Energy, Inc.	5.75%		5/15/2026		3,000	2,990,625
Seven Generations Energy Ltd. (Canada)†(c)	6.875%		6/30/2023		2,545	2,567,001
SM Energy Co.	6.125%		11/15/2022		1,000	893,515
SM Energy Co.	6.625%		1/15/2027		4,750	2,683,750
Suncor Energy Ventures Corp. (Canada)†(c)	4.50%		4/1/2022		8,775	9,132,338
Suncor Energy, Inc. (Canada)(c)	7.875%		6/15/2026		8,027	10,186,232
Viper Energy Partners LP†	5.375%		11/1/2027		4,095	4,331,036
WPX Energy, Inc.	4.50%		1/15/2030		5,020	5,208,250
Total						197,642,432

Oil: Crude Producers 3.43%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078		6,000	4,105,770
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029		2,500	2,746,179
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027		7,707	8,950,019
Enbridge Energy Partners LP	7.50%		4/15/2038		6,422	9,187,334
Enbridge, Inc. (Canada)(c)	6.00% (3 Mo. LIBOR + 3.89%	)#	1/15/2077		4,462	4,712,228
Energy Transfer Operating LP	5.875%		1/15/2024		2,975	3,304,310
Energy Transfer Operating LP	9.00%		11/1/2024		2,110	2,533,080
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024		3,933	3,995,739
MPLX LP	1.342% (3 Mo. LIBOR + 1.10%	)#	9/9/2022		8,000	8,001,283
MPLX LP	5.25%		1/15/2025		8,379	8,611,471
MPLX LP	6.875% (3 Mo. LIBOR + 4.65%	)#	–	(d)	3,600	3,285,000

See Notes to Financial Statements.	221

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
NGPL PipeCo LLC†	4.875%	8/15/2027	$11,617	$12,989,032
Sabal Trail Transmission LLC†	4.246%	5/1/2028	5,382	6,183,323
Sabine Pass Liquefaction LLC	5.875%	6/30/2026	11,128	13,352,460
Williams Cos., Inc. (The)	8.75%	3/15/2032	5,458	7,863,800
Total				99,821,028

Oil: Integrated Domestic 0.52%
Halliburton Co.	7.45%	9/15/2039	4,379	6,132,517
National Oilwell Varco, Inc.	3.60%	12/1/2029	4,632	4,749,355
National Oilwell Varco, Inc.	3.95%	12/1/2042	4,494	4,337,167
Total				15,219,039

Paper & Forest Products 0.06%
Suzano Austria GmbH (Brazil)(c)	3.75%	1/15/2031	1,531	1,615,588

Real Estate Investment Trusts 3.54%
American Homes 4 Rent LP	4.25%	2/15/2028	5,564	6,397,626
American Homes 4 Rent LP	4.90%	2/15/2029	840	1,016,217
Brixmor Operating Partnership LP	3.85%	2/1/2025	5,662	6,133,068
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	1/17/2023	875	898,650
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	9/28/2023	3,325	3,401,566
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030	5,000	4,918,250
EPR Properties	4.95%	4/15/2028	7,687	7,626,331
Equinix, Inc.	5.375%	5/15/2027	15,609	17,032,617
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	2,941	3,185,029
Goodman US Finance Three LLC†	3.70%	3/15/2028	7,250	7,952,279
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%	9/15/2030	5,372	5,519,730
Healthcare Realty Trust, Inc.	2.40%	3/15/2030	1,924	1,998,831
Hunt Cos., Inc.†	6.25%	2/15/2026	2,647	2,684,468
Kaisa Group Holdings Ltd. (China)(c)	9.375%	6/30/2024	5,000	4,825,137
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	2,780	2,934,638
SL Green Operating Partnership LP	3.25%	10/15/2022	5,304	5,462,732
SL Green Realty Corp.	4.50%	12/1/2022	1,590	1,669,726
VEREIT Operating Partnership LP	4.875%	6/1/2026	7,888	9,026,737
Weyerhaeuser Co.	4.00%	4/15/2030	3,070	3,606,041
Weyerhaeuser Co.	8.50%	1/15/2025	5,223	6,726,310
Total				103,015,983

222	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Retail 1.23%
Alimentation Couche-Tard, Inc. (Canada)†(c)	2.95%		1/25/2030			$9,980	$10,843,460
Carvana Co.†	5.625%		10/1/2025			1,592	1,601,950
Carvana Co.†	5.875%		10/1/2028			1,613	1,639,211
Group 1 Automotive, Inc.†	4.00%		8/15/2028			4,198	4,300,977
Ken Garff Automotive LLC†	4.875%		9/15/2028			1,715	1,743,941
Lithia Motors, Inc.†	4.375%		1/15/2031			4,025	4,279,078
McDonald’s Corp.	4.70%		12/9/2035			2,000	2,617,495
PetSmart, Inc.†	7.125%		3/15/2023			1,067	1,054,943
PetSmart, Inc.†	8.875%		6/1/2025			1,554	1,567,597
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026			3,515	3,656,479
Yum! Brands, Inc.	6.875%		11/15/2037			1,949	2,464,111
Total							35,769,242

Steel 0.18%
Steel Dynamics, Inc.	5.00%		12/15/2026			4,985	5,321,710

Technology 1.36%
Baidu, Inc. (China)(c)	3.625%		7/6/2027			4,500	4,975,088
Baidu, Inc. (China)(c)	3.875%		9/29/2023			8,000	8,611,378
Cablevision Lightpath LLC†	3.875%		9/15/2027			1,441	1,458,796
Cablevision Lightpath LLC†	5.625%		9/15/2028			475	498,904
E*TRADE Financial Corp.	3.80%		8/24/2027			1,448	1,659,910
E*TRADE Financial Corp.	4.50%		6/20/2028			2,713	3,272,687
Meituan (China)†(c)	3.05%		10/28/2030			3,230	3,349,768
Netflix, Inc.†	3.625%		6/15/2025			1,104	1,172,310
Netflix, Inc.(a)	3.625%		5/15/2027		EUR	5,900	7,886,664
Prosus NV (Netherlands)†(c)	3.68%		1/21/2030			$1,400	1,529,113
Uber Technologies, Inc.†	6.25%		1/15/2028			2,715	2,881,294
Weibo Corp. (China)(c)	3.50%		7/5/2024			2,290	2,389,878
Total							39,685,790

Telecommunications 4.13%
AT&T, Inc.(a)	2.875% (5yr EUR CMT + 3.14%	)#	–	(d)	EUR	6,000	7,122,499
AT&T, Inc.†	3.50%		9/15/2053			$15,698	16,155,258
AT&T, Inc.	3.65%		6/1/2051			10,985	11,643,856
AT&T, Inc.	4.30%		2/15/2030			30,988	37,026,418
Frontier Communications Corp.†	5.875%		10/15/2027			2,250	2,369,531

See Notes to Financial Statements.	223

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Orange SA (France)(c)	9.00%		3/1/2031	$5,581	$9,212,148
Switch Ltd.†	3.75%		9/15/2028	2,247	2,283,986
T-Mobile USA, Inc.†	3.75%		4/15/2027	22,260	25,222,806
U.S. Cellular Corp.	6.70%		12/15/2033	2,459	3,228,433
Zayo Group Holdings, Inc.†	4.00%		3/1/2027	4,286	4,269,692
Zayo Group Holdings, Inc.†	6.125%		3/1/2028	1,592	1,686,278
Total					120,220,905

Transportation: Miscellaneous 0.67%
Burlington Northern Santa Fe LLC	5.75%		5/1/2040	4,739	7,083,748
Canadian Pacific Railway Co. (Canada)(c)	9.45%		8/1/2021	500	529,534
CSX Transportation, Inc.	7.875%		5/15/2043	511	913,652
Huntington Ingalls Industries, Inc.†	3.844%		5/1/2025	9,750	10,861,628
Total					19,388,562
Total Corporate Bonds (cost $2,086,170,600)					2,245,851,217

FLOATING RATE LOANS(g) 2.75%

Aerospace/Defense 0.34%
Boeing Company The Term Loan	1.47% - 1.50% (3 Mo. LIBOR + 1.25%	)	2/7/2022	10,000	9,862,550

Automotive 0.06%
Ford Motor Company Unsecured Term Loan	1.90% (1 Mo. LIBOR + 1.75%	)	12/31/2022	1,915	1,828,745	(h)

Beverages 0.05%
Keurig Dr Pepper Inc. Term Loan	1.138% (1 Mo. LIBOR + .95%	)	2/8/2023	1,415	1,410,162

Building Materials 0.04%
Forterra Finance, LLC 2017 Term Loan B	4.00% (3 Mo. LIBOR + 3.00%	)	10/25/2023	1,249	1,245,506

Business Services 0.09%
Refinitiv US Holdings Inc. 2018 USD Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	10/1/2025	2,657	2,643,345

Computer Hardware 0.03%
Science Applications International Corporation 2020 Incremental Term Loan B	2.396% (1 Mo. LIBOR + 2.25%	)	3/12/2027	816	811,667

224	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Computer Software 0.05%
EagleView Technology Corporation 2018 Add On Term Loan B	3.733% (3 Mo. LIBOR + 3.50%	)	8/14/2025	$1,443		$1,407,084
Veritas Bermuda Ltd. USD Repriced Term Loan B	–	(i)	1/27/2023	–	(j)	1
Total						1,407,085

Entertainment 0.30%
Playtika Holding Corp Term Loan B	7.00% (3 Mo. LIBOR + 6.00%	)	12/10/2024	6,497		6,537,091
Scientific Games International, Inc. 2018 Term Loan B5	2.896% (1 Mo. LIBOR + 2.75%	)	8/14/2024	2,182		2,112,811
Total						8,649,902

Environmental Services 0.04%
Stericycle Inc 2017 Term Loan	1.845% - 1.89% (1 Wk. LIBOR + 1.75% (3 Mo. LIBOR + 1.75%	) )	11/17/2022	1,049		1,038,764	(h)

Healthcare 0.04%
MPH Acquisition Holdings LLC 2016 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	6/7/2023	1,076		1,063,080

Leisure 0.13%
Hayward Industries, Inc. 1st Lien Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	8/5/2024	3,972		3,908,493

Lodging 0.49%
Caesars Resort Collection, LLC 2020 Term Loan B1	4.646% (1 Mo. LIBOR + 4.50%	)	7/21/2025	5,000		4,964,050
Resorts World Las Vegas LLC Term Loan A	1.65% (1 Mo. LIBOR + 1.50%	)	4/16/2024	3,000		2,895,000	(h)
Wyndham Hotels & Resorts, Inc. Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	5/30/2025	6,401		6,264,979
Total						14,124,029

Machinery: Industrial/Specialty 0.00%
NN, Inc. 2016 Term Loan B	6.50% (1 Mo. LIBOR + 5.75%	)	10/19/2022	91		90,774

Media 0.19%
Banijay Entertainment S.A.S USD Term Loan (France)(c)	3.888% (1 Mo. LIBOR + 3.75%	)	3/1/2025	5,800		5,644,125

See Notes to Financial Statements.	225

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Metal Fabricating 0.02%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(c)	8.50% (1 Mo. LIBOR + 6.50%	)	3/6/2024	$622		$567,416

Miscellaneous 0.24%
UTEX Industries Inc. 1st Lien Term loan 2014(f)	–	(i)	5/22/2021	712		218,941
UTEX Industries Inc. 2020 DIP Term Loan	10.50% (1 Mo. LIBOR + 9.00%	)	2/10/2021	45		45,065	(h)
UTEX Industries Inc. 2nd Lien Term Loan 2014(f)	–	(i)	5/22/2022	1,275		31,875
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023	6,731		6,663,777
Total						6,959,658

Real Estate Investment Trusts 0.10%
Invitation Homes Operating Partnership LP Term Loan A	1.846% (1 Mo. LIBOR + 1.70%	)	2/6/2022	3,000		2,973,750

Retail 0.17%
AI Aqua Merger Sub, Inc. 2017 1st Lien Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	12/13/2023	4,955		4,865,207

Technology 0.17%
Comcast Hulu Holdings, LLC Term Loan A	1.021% (1 Mo. LIBOR + .88%	)	3/15/2024	5,000		4,975,000	(h)

Telecommunications 0.20%
LogMeIn, Inc. Term Loan B	4.888% (1 Mo. LIBOR + 4.75%	)	8/31/2027	6,015		5,954,135
Total Floating Rate Loans (cost $82,129,922)						80,023,393

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Federal Home Loan Mortgage Corp. 1058 I IO(k)	1008.50%		4/15/2021	–	(j)	1
Federal Home Loan Mortgage Corp. 1059 U IO(k)	409.00%		4/15/2021	–	(j)	1
Federal Home Loan Mortgage Corp. 1066 S IO(k)	1195.607%		4/15/2021	–	(j)	5
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	–	(j)	1
Federal Home Loan Mortgage Corp. 1137 M IO(k)	1185.497%		9/15/2021	–	(j)	11
Federal Home Loan Mortgage Corp. 1180 G IO(k)	1008.40%		11/15/2021	–	(j)	23
Federal Home Loan Mortgage Corp. 1200 IB IO(k)	1007.00%		2/15/2022	–	(j)	8
Federal Home Loan Mortgage Corp. 1241 X IO(k)	982.654%		4/15/2022	–	(j)	6
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	5		5,020
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	–	(j)	297

226	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	$–	(j)	$7
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	–	(j)	35
Federal National Mortgage Assoc. 1991-158 E IO(k)	1008.00%	#(l)	12/25/2021	–	(j)	18
Federal National Mortgage Assoc. 94 2 IO(k)	9.50%		8/25/2021	–	(j)	2
Government National Mortgage Assoc. 2013-48 IO(k)	0.599%	#(l)	7/16/2054	$11,783		355,335
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $489,119)						360,770

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.22%
Federal Home Loan Mortgage Corp. (cost $6,141,310)	4.00%		10/1/2049	5,671		6,408,102

MUNICIPAL BONDS 0.21%

Miscellaneous
Illinois	5.52%		4/1/2038	660		663,432
North Texas Tollway Auth	8.41%		2/1/2030	1,950		2,629,673
State of Illinois	4.95%		6/1/2023	918		936,124
State of Illinois	5.10%		6/1/2033	1,935		1,942,643
Total Municipal Bonds (cost $5,568,009)						6,171,872

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.19%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(l)	12/25/2059	1,307		1,322,263
BBCMS Mortgage Trust 2019-BWAY C†	1.751% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	3,950		3,732,837
BX Commercial Mortgage Trust 2019-XL D†	1.591% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	6,674		6,662,189
BX Commercial Mortgage Trust 2019-XL E†	1.941% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	5,648		5,633,244
BX Commercial Mortgage Trust 2019-XL F†	2.141% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	6,280		6,221,751
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.576%#(l)		7/10/2050	1,776		1,718,823
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	1,254		1,371,479
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(l)	2/25/2050	2,942		3,000,926
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(l)	1/25/2060	1,798		1,822,545
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	1,373		1,407,160

See Notes to Financial Statements.	227

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Great Wolf Trust 2019-WOLF A†	1.175% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	$8,100	$7,870,855
Great Wolf Trust 2019-WOLF E†	2.873% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	1,902	1,716,326
GS Mortgage Securities Trust 2013-G1 A2 IO(k)	0.329%	#(l)	11/10/2048	30,000	315,000
GS Mortgage Securities Trust 2013-GC12 XA IO(k)	1.545%	#(l)	6/10/2046	21,104	579,663
GS Mortgage Securities Trust 2013-GC12 XB IO(k)	0.655%	#(l)	6/10/2046	47,400	562,368
GS Mortgage Securities Trust 2015-GC32 C	4.569%	#(l)	7/10/2048	1,022	1,028,104
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†(k)	0.723%	#(l)	8/5/2034	16,028	408,554
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†(k)	0.665%	#(l)	8/5/2034	18,308	150,675
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(l)	7/15/2048	1,674	1,668,920
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	558	376,091
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(l)	1/26/2060	1,203	1,231,213
PFP Ltd. 2019-6 C†	2.236% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	4,576	4,415,358
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(l)	2/25/2024	867	885,095
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(l)	9/25/2042	163	164,951
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(l)	2/25/2050	1,750	1,789,070
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	2,092	2,133,380
VMC Finance LLC 2019-FL3 A†	1.244% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	2,644	2,607,290
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.41%	#(l)	7/15/2046	2,256	834,683
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(l)	11/15/2050	2,089	2,224,668
Total Non-Agency Commercial Mortgage-Backed Securities (cost $64,974,615)					63,855,481

	Dividend Rate			Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $867,377)	Zero Coupon			100	–	(b)

228	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 7.10%
U.S. Treasury Bond	1.375%	8/15/2050	$15,553	$14,781,425
U.S. Treasury Bond	1.625%	11/15/2050	26,525	26,808,900
U.S. Treasury Note	0.125%	9/30/2022	11,309	11,306,350
U.S. Treasury Note	0.125%	10/31/2022	15,229	15,224,241
U.S. Treasury Note	0.25%	10/31/2025	129,510	128,842,214
U.S. Treasury Note	0.875%	11/15/2030	10,003	10,027,226
Total U.S. Treasury Obligations (cost $206,872,369)				206,990,356
Total Long-Term Investments (cost $2,632,670,237)				2,785,535,322
SHORT-TERM INVESTMENTS 3.10%

COMMERCIAL PAPER 0.12%

Automotive 0.09%
General Motors Financial Co., Inc.	0.406%	12/1/2020	1,802	1,802,000
Nissan Motor Acceptance Corp.	5.747%	12/14/2020	1,006	1,004,002
Total				2,806,002

Machinery: Agricultural 0.03%
BAT International Finance plc	0.253%	12/1/2020	777	777,000
Total Commercial Paper (cost $3,583,002)				3,583,002

REPURCHASE AGREEMENT 2.98%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $88,669,000 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $88,620,498; proceeds: $86,882,840 (cost $86,882,840)			86,883	86,882,840
Total Short-Term Investments (cost $90,465,842)				90,465,842
Total Investments in Securities 98.70% (cost $2,723,136,079)				2,876,001,164
Cash, Foreign Cash and Other Assets in Excess of Liabilities(m) 1.30%				37,763,864
Net Assets 100.00%				$2,913,765,028

CAD	Canadian dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
PO	Principal Only.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $985,105,876, which represents 33.81% of net assets.

See Notes to Financial Statements.	229

Schedule of Investments (continued)

INCOME FUND November 30, 2020

#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Interest rate to be determined.
(j)	Amount is less than $1,000.
(k)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2020 (1):

Referenced Index	Central Clearing party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX. NA.HY.34(4)(5)	Credit Suisse	5.00%	06/20/2025	$34,074,256	$37,050,543	$ (1,806,851)	$ 4,783,138

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $4,783,138. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

230	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2020

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	State Street
		Bank and Trust	12/4/2020	247,000	$287,814	$294,647	$6,833

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Barclays Bank plc	1/20/2021	7,816,000	$5,955,977	$6,020,333	$(64,356)
Euro	Sell	Credit Agricole	12/4/2020	12,550,000	14,885,994	14,970,955	(84,961)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(149,317)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	1,346	Long		$297,152,812		$297,266,202	$113,390
U.S. 5-Year Treasury Note	March 2021	993	Long		125,044,240		125,149,031	104,791
Ultra Long U.S. Treasury Bond	March 2021	251	Long		53,853,586		54,223,844	370,258
Total Unrealized Appreciation on Open Futures Contracts								$588,439

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
Euro-Bobl	December 2020	90	Short	EUR	(12,163,341)	EUR	(12,186,000)	$(27,029)
U.S. 10-Year Ultra Treasury Note	March 2021	608	Short		$(95,387,770)		$(95,532,000)	(144,230)
U.S. Long Bond	March 2021	3	Short		(523,026)		(524,719)	(1,693)
Total Unrealized Depreciation on Open Futures Contracts								$(172,952)

See Notes to Financial Statements.	231

Schedule of Investments (continued)

INCOME FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$141,202,235	$6,014,990	$147,217,225
Remaining Industries	–	26,654,004	–	26,654,004
Common Stocks
Oil	1,995,138	–	7,764	2,002,902
Corporate Bonds	–	2,245,851,217	–	2,245,851,217
Floating Rate Loans
Automotive	–	–	1,828,745	1,828,745
Environmental Services	–	–	1,038,764	1,038,764
Lodging	–	11,229,029	2,895,000	14,124,029
Miscellaneous	–	6,914,593	45,065	6,959,658
Technology	–	–	4,975,000	4,975,000
Remaining Industries	–	51,097,197	–	51,097,197
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	360,770	–	360,770
Government Sponsored Enterprises Pass-Through	–	6,408,102	–	6,408,102
Municipal Bonds	–	6,171,872	–	6,171,872
Non-Agency Commercial Mortgage-Backed Securities	–	63,855,481	–	63,855,481
Preferred Stock	–	–	–	–
U.S. Treasury Obligations	–	206,990,356	–	206,990,356
Short-Term Investments
Commercial Paper	–	3,583,002	–	3,583,002
Repurchase Agreement	–	86,882,840	–	86,882,840
Total	$1,995,138	$2,857,200,698	$16,805,328	$2,876,001,164
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$4,783,138	$–	$4,783,138
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	6,833	–	6,833
Liabilities	–	(149,317)	–	(149,317)
Futures Contracts
Assets	588,439	–	–	588,439
Liabilities	(172,952)	–	–	(172,952)
Total	$415,487	$4,640,654	$–	$5,056,141

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

232	See Notes to Financial Statements.

Schedule of Investments (concluded)

INCOME FUND November 30, 2020

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	233

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 90.46%

ASSET-BACKED SECURITIES 16.85%

Automobiles 5.80%
ACC Trust 2019-1 A†	3.75%	5/20/2022	$155	$156,001
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	294	294,522
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	583	593,754
ARI Fleet Lease Trust 2020-A A2†	1.77%	8/15/2028	534	539,448
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	470	475,807
Avid Automobile Receivables Trust 2018-1 A†	2.84%	8/15/2023	10	9,641
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%	12/20/2021	47	47,213
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	506	514,214
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	255	255,602
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	94	93,709
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	163	163,253
CarMax Auto Owner Trust 2017-3 B	2.44%	2/15/2023	373	378,396
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	200	203,968
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	591	607,148
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	101	100,794
CPS Auto Receivables Trust 2017-D†	3.73%	9/15/2023	229	232,713
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	330	332,169
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	181	184,985
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	281	287,782
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	551	557,162
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	667	680,281
CPS Auto Receivables Trust 2020-B E†	5.75%	12/15/2023	500	516,566
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	142	143,841
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	1,844	1,864,026
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	72	71,952
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	701	729,871
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	625	629,560
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	1,238	1,273,943
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	717	753,607
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	1,289	1,316,244
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	1,030	1,063,540
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	127	127,648
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	885	894,955

234	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
First Investors Auto Owner Trust 2018-1A B†	3.51%		5/15/2023	$153	$154,012
Ford Credit Auto Owner Trust 2016-2 A†	2.03%		12/15/2027	1,082	1,092,179
Ford Credit Auto Owner Trust 2017-2 A†	2.36%		3/15/2029	1,417	1,465,240
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%		7/15/2030	932	1,017,756
Ford Credit Auto Owner Trust 2020-C A3	0.41%		7/15/2025	921	922,607
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%		10/15/2024	193	197,532
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%		7/20/2023	480	483,061
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%		8/16/2024	416	436,523
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%		8/18/2025	1,187	1,188,597
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%		7/15/2024	510	514,741
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	72	72,306
Santander Drive Auto Receivables Trust 2018-4 C	3.56%		7/15/2024	977	991,846
Santander Drive Auto Receivables Trust 2019-3 C	2.49%		10/15/2025	1,483	1,513,297
Santander Retail Auto Lease Trust 2019-B D†	3.31%		6/20/2024	989	1,025,061
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	175	175,405
TCF Auto Receivables Owner Trust 2016-1A C†	2.51%		9/15/2022	172	172,141
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%		6/15/2022	7	7,074
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%		5/15/2023	1,097	1,097,221
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%		1/15/2025	978	979,535
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%		11/20/2024	988	998,747
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	1,216	1,253,620
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	1,145	1,164,803
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	1,114	1,139,481
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	554	555,152
World Omni Select Auto Trust 2018-1A B†	3.68%		7/15/2023	340	344,506
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	1,190	1,233,345
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	226	233,419
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	572	585,542
Total					37,109,064

Credit Cards 1.48%
Capital One Multi-Asset Execution Trust 2019-A2	1.72%		8/15/2024	289	295,541
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	231	231,248
Master Credit Card Trust II Series 2018-1A A†	0.636% (1 Mo. LIBOR + .49%	)#	7/21/2024	1,254	1,257,672

See Notes to Financial Statements.	235

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	$2,543	$2,549,409
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	500	510,377
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	693	696,542
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	999	1,034,843
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	743	$759,348
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	939	970,265
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	76	78,456
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	1,051	1,084,365
Total					9,468,066

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.72%		8/25/2035	29	28,865

Other 9.57%
AMMC CLO Ltd. 2016-19A CR†	2.787% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	750	741,685
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	837	851,002
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	1,043	1,063,569
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	1.272% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	970	966,500
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	1.272% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	1,212	1,207,624
Apex Credit CLO Ltd. 2016-1A AS1R†	1.517% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	1,504	1,504,632
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.291% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	1,020	1,016,853
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	29	29,535
Avery Point V CLO Ltd. 2014-5A AR†	1.198% (3 Mo. LIBOR + .98%	)#	7/17/2026	154	153,668
Bain Capital Credit CLO Ltd. 2017-2A AR†	1.465% (3 Mo. LIBOR + 1.25%	)#	7/25/2030	390	390,117
Benefit Street Partners CLO IV Ltd. 2014-IVA A2RR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	1,000	997,570

236	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Colombia Cent CLO Ltd. 2018-27A A2A†	1.815% (3 Mo. LIBOR + 1.60%	)#	10/25/2028		$281	$277,987
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024		201	201,467
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		44	43,712
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		1,045	1,087,893
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		626	648,562
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021		46	46,454
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		18	18,127
Dryden XXV Senior Loan Fund 2012-25A BRR†	1.587% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		1,865	1,854,555
Elm CLO Ltd. 2014-1A BRR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		2,500	2,506,183
ENVA LLC 2019-A A†	3.96%		6/22/2026		45	44,656
Fairstone Financial Issuance Trust I 2019-1A B†(a)	5.084%		3/21/2033	CAD	226	175,012	(b)
Fairstone Financial Issuance Trust I 2019-1A C†(a)	6.299%		3/21/2033	CAD	426	332,219	(b)
Fairstone Financial Issuance Trust I 2019-1A D†(a)	7.257%		3/21/2033	CAD	252	195,036	(b)
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025		$202	202,934
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.691% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		2,199	2,172,026
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.291% (1 Mo. LIBOR + 2.15%	)#	9/15/2028		824	809,061
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.295% (3 Mo. LIBOR + 1.08%	)#	7/25/2027		501	498,312
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	1.865% (3 Mo. LIBOR + 1.65%	)#	7/25/2027		667	660,396
HPEFS Equipment Trust 2020-1A A2†	1.73%		2/20/2030		613	617,950
HPEFS Equipment Trust 2020-1A A3†	1.76%		2/20/2030		522	530,346
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030		157	160,106
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024		2,664	2,744,747
Jamestown CLO VII Ltd. 2015-7A A1R†	1.045% (3 Mo. LIBOR + .83%	)#	7/25/2027		920	912,958
Jamestown CLO VII Ltd. 2015-7A A2R†	1.515% (3 Mo. LIBOR + 1.30%	)#	7/25/2027		944	929,573
JFIN CLO Ltd. 2013-1A A1NR†	1.608% (3 Mo. LIBOR + 1.39%	)#	1/20/2030		1,380	1,376,123
JFIN CLO Ltd. 2013-1A A2R†	2.418% (3 Mo. LIBOR + 2.20%	)#	1/20/2030		690	697,454

See Notes to Financial Statements.	237

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Madison Park Funding XVI Ltd. 2015-16A A2R†	2.118% (3 Mo. LIBOR + 1.90%	)#	4/20/2026	$340	$340,085
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	2,181	2,256,823
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	278	278,503
Mountain View CLO X Ltd. 2015-10A AR†	1.044% (3 Mo. LIBOR + .82%	)#	10/13/2027	480	476,572
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	116	119,210
N-Star REL CDO VIII Ltd. 2006-8A B†	0.593% (1 Mo. LIBOR + .42%	)#	2/1/2041	1,104	1,095,391	(b)
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	331	333,281
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	1,846	1,899,064
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	736	756,044
Northwoods Capital 20 Ltd. 2019-20A B†	2.215% (3 Mo. LIBOR + 2.00%	)#	1/25/2030	676	676,172
Northwoods Capital Ltd. 2019-20A A1†	1.535% (3 Mo. LIBOR + 1.32%	)#	1/25/2030	417	417,114
Oaktree CLO 2014-1A A1R†	1.511% (3 Mo. LIBOR + 1.29%	)#	5/13/2029	704	701,005
Oaktree CLO Ltd. 2015-1A A1R†	1.088% (3 Mo. LIBOR + .87%	)#	10/20/2027	593	591,611
OCP CLO Ltd. 2015-10A A2AR†	1.515% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	645	642,242
OCP CLO Ltd. 2016-12A A2R†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	1,103	1,106,499
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	210	222,476
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	295	307,155
Orec Ltd. 2018-CRE1 A†	1.321% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,675	1,649,875
OZLM VIII Ltd. 2014-8A A1RR†	1.388% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	712	710,061
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	949	945,791
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	667	657,867
PFS Financing Corp. 2020-A†	1.27%		6/15/2025	896	908,818
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	904	909,126
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	647	650,388

238	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	$642	$641,757
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	1,585	1,573,594
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	68	67,944	(b)
Salem Fields CLO Ltd. 2016-2A A2R†	1.915% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	1,227	1,225,102
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	651	653,275
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	71	70,871
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	1,907	1,915,017
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	836	842,324
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	2,107	2,181,287
Seneca Park CLO Ltd. 2014-1A AR†	1.338% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	11	11,166
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	1,264	1,249,734
Verizon Owner Trust 2020-B A	0.47%		2/20/2025	827	829,683
Verizon Owner Trust 2020-C A	0.41%		4/21/2025	1,220	1,221,902
WhiteHorse VIII Ltd. 2014-1A BR†	1.664% (3 Mo. LIBOR + 1.45%	)#	5/1/2026	1,501	1,499,994
Total					61,301,427
Total Asset-Backed Securities (cost $106,600,479)					107,907,422

				Shares (000)

COMMON STOCKS 0.15%

Oil
Oasis Petroleum, Inc.*				28	956,350
Templar Energy LLC Class A Units				10	825	(b)
Total Common Stocks (cost $2,632,114)					957,175

				Principal Amount (000)

CONVERTIBLE BONDS 0.14%

Energy Equipment & Services 0.02%
SunPower Corp.	0.875%		6/1/2021	$108	108,540

See Notes to Financial Statements.	239

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology 0.12%
Weibo Corp. (China)(c)	1.25%		11/15/2022	$798	$766,110
Total Convertible Bonds (cost $879,918)					874,650

CORPORATE BONDS 51.33%

Aerospace/Defense 1.35%
Boeing Co. (The)	2.30%		8/1/2021	360	363,677
Boeing Co. (The)	4.508%		5/1/2023	4,417	4,739,439
Boeing Co. (The)	4.875%		5/1/2025	2,440	2,726,502
Howmet Aerospace, Inc.	5.125%		10/1/2024	728	792,537
Total					8,622,155

Air Transportation 0.39%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(c)	3.875%		9/15/2024	245	217,959
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(c)	5.00%		6/15/2025	140	118,527
American Airlines 2013-1 Class B Pass-Through Trust†	5.625%		7/15/2022	133	130,994
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	889	651,940
American Airlines Group, Inc.†	3.75%		3/1/2025	738	486,504
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	243	270,691
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	139	136,637
US Airways 2012-2 Class B Pass-Through Trust	6.75%		12/3/2022	23	22,515
US Airways 2013-1 Class B Pass-Through Trust	5.375%		5/15/2023	538	471,154
Total					2,506,921

Apparel 0.04%
William Carter Co. (The)†	5.50%		5/15/2025	265	281,397

Auto Parts: Original Equipment 0.60%
BorgWarner, Inc.†	5.00%		10/1/2025	512	600,811
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	1,200	1,201,584
ZF North America Capital, Inc.†	4.50%		4/29/2022	300	310,500
ZF North America Capital, Inc.†	4.75%		4/29/2025	1,598	1,691,883
Total					3,804,778

Automotive 3.86%
BMW US Capital LLC†	3.90%		4/9/2025	1,150	1,290,792
Daimler Finance North America LLC†	0.77% (3 Mo. LIBOR + .55%	)#	5/4/2021	500	500,759

240	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Daimler Finance North America LLC†	0.895% (3 Mo. LIBOR + .67%	)#	11/5/2021	$1,000	$1,004,034
Daimler Finance North America LLC†	3.65%		2/22/2024	2,775	3,019,406
Ford Motor Credit Co. LLC	1.296% (3 Mo. LIBOR + 1.08%	)#	8/3/2022	200	194,532
Ford Motor Credit Co. LLC	2.979%		8/3/2022	300	301,500
Ford Motor Credit Co. LLC	3.087%		1/9/2023	468	470,633
Ford Motor Credit Co. LLC	3.219%		1/9/2022	475	477,375
Ford Motor Credit Co. LLC	3.813%		10/12/2021	707	716,898
Ford Motor Credit Co. LLC	5.584%		3/18/2024	1,445	1,553,520
Ford Motor Credit Co. LLC	5.875%		8/2/2021	3,072	3,146,496
General Motors Co.	5.40%		10/2/2023	174	195,092
General Motors Co.	6.125%		10/1/2025	167	201,336
General Motors Financial Co., Inc.	2.75%		6/20/2025	878	930,183
General Motors Financial Co., Inc.	3.15%		6/30/2022	166	171,613
General Motors Financial Co., Inc.	3.70%		5/9/2023	557	590,483
General Motors Financial Co., Inc.	3.95%		4/13/2024	1,117	1,213,497
General Motors Financial Co., Inc.	4.25%		5/15/2023	280	301,823
General Motors Financial Co., Inc.	5.10%		1/17/2024	1,801	2,014,098
General Motors Financial Co., Inc.	5.20%		3/20/2023	346	379,700
Hyundai Capital America†	1.25%		9/18/2023	677	682,223
Hyundai Capital America†	3.00%		6/20/2022	213	219,869
Hyundai Capital America	3.40%		6/20/2024	1,181	1,261,926
Navistar International Corp.†	6.625%		11/1/2025	111	116,322
Tesla, Inc.†	5.30%		8/15/2025	920	958,824
Toyota Motor Credit Corp.	1.35%		8/25/2023	893	915,883
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	861	889,404
Volkswagen Group of America Finance LLC†	3.125%		5/12/2023	745	787,509
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025	212	232,725
Total					24,738,455

Banks: Regional 10.89%
ABN AMRO Bank NV (Netherlands)†(c)	4.75%		7/28/2025	200	229,781
ABN AMRO Bank NV (Netherlands)(c)	6.25%		4/27/2022	2,533	2,723,287
AIB Group plc (Ireland)†(c)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	712	776,942
AIB Group plc (Ireland)†(c)	4.75%		10/12/2023	965	1,062,066
Akbank T.A.S. (Turkey)†(c)	5.00%		10/24/2022	600	604,258
ASB Bank Ltd. (New Zealand)†(c)	3.75%		6/14/2023	1,018	1,101,137

See Notes to Financial Statements.	241

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Associated Bank NA	3.50%		8/13/2021	$995	$1,013,808
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	4.50%		3/19/2024	216	238,234
Bancolombia SA (Colombia)(c)	3.00%		1/29/2025	407	420,203
Bank of America Corp.	0.81% (SOFR + .74%	)#	10/24/2024	766	769,319
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	724	729,210
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	605	612,873
Bank of America Corp.	2.015% (3 Mo. LIBOR + .64%	)#	2/13/2026	1,708	1,783,091
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	909	965,260
Bank of America Corp.	3.366% (3 Mo. LIBOR + .81%	)#	1/23/2026	980	1,075,250
Bank of America Corp.	3.95%		4/21/2025	1,157	1,298,305
Bank of Ireland Group plc (Ireland)†(c)	4.50%		11/25/2023	912	993,821
BankUnited, Inc.	4.875%		11/17/2025	1,804	2,069,618
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	2,148	2,250,837
BBVA Bancomer SA†	6.50%		3/10/2021	205	208,399
Canadian Imperial Bank of Commerce (Canada)(c)	0.95%		6/23/2023	793	803,224
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	266	280,989
CIT Group, Inc.	4.75%		2/16/2024	96	104,550
CIT Group, Inc.	5.00%		8/15/2022	54	57,520
CIT Group, Inc.	5.00%		8/1/2023	1,415	1,539,697
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	668	686,912
Citigroup, Inc.	3.106% (SOFR + 2.75%	)#	4/8/2026	2,551	2,777,506
Credit Suisse Group AG (Switzerland)†(c)	2.193% (SOFR + 2.04%	)#	6/5/2026	529	552,185
Danske Bank A/S (Denmark)†(c)	1.171% (1 Yr Treasury CMT + 1.03%	)#	12/8/2023	829	832,552
Danske Bank A/S (Denmark)†(c)	1.226%		6/22/2024	593	601,421
Danske Bank A/S (Denmark)†(c)	1.621% (1 Yr Treasury CMT + 1.35%	)#	9/11/2026	608	610,274
Danske Bank A/S (Denmark)†(c)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	718	730,445

242	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Danske Bank A/S (Denmark)†(c)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025		$200	$213,931
Danske Bank A/S (Denmark)†(c)	5.00%		1/12/2022		909	951,842
Danske Bank A/S (Denmark)†(c)	5.00% (1 Yr Treasury CMT + 1.73%	)#	1/12/2023		200	208,423
Danske Bank A/S (Denmark)†(c)	5.375%		1/12/2024		364	410,564
FNB Corp.	2.20%		2/24/2023		510	517,082
Goldman Sachs Group, Inc. (The)	0.963% (3 Mo. LIBOR + .75%	)#	2/23/2023		235	236,959
Goldman Sachs Group, Inc. (The)	0.994% (3 Mo. LIBOR + .78%	)#	10/31/2022		691	693,902
Goldman Sachs Group, Inc. (The)	1.215% (3 Mo. LIBOR + 1.00%	)#	7/24/2023		424	427,864
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025		563	614,065
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025		695	770,723
HBOS Capital Funding No. 1 LP (Jersey)(c)	6.85%		–	(d)	500	502,345
Intesa Sanpaolo SpA (Italy)†(c)	6.50%		2/24/2021		2,138	2,164,636
JPMorgan Chase & Co.	3.875%		9/10/2024		1,400	1,560,665
Lloyds Banking Group plc (United Kingdom)(c)	1.326% (1 Yr Treasury CMT + 1.10%	)#	6/15/2023		200	202,144
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021		294	300,138
Macquarie Group Ltd. (Australia)†(c)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023		871	911,022
Manufacturers & Traders Trust Co.	1.362% (1 Mo. LIBOR + 1.22%	)#	12/28/2020		346	346,192
Morgan Stanley	4.10%		5/22/2023		769	833,187
Morgan Stanley	5.00%		11/24/2025		500	596,570
Natwest Group plc (United Kingdom)(c)	6.125%		12/15/2022		610	670,542
Nordea Bank Abp (Finland)†(c)	4.25%		9/21/2022		505	537,085
Popular, Inc.	6.125%		9/14/2023		504	544,897
Santander UK Group Holdings plc (United Kingdom)(c)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024		698	734,550
Standard Chartered plc (United Kingdom)†(c)	1.319% (1 Yr Treasury CMT + 1.17%	)#	10/14/2023		284	287,062
Standard Chartered plc (United Kingdom)†(c)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023		1,578	1,640,638
Swedbank AB (Sweden)†(c)	1.30%		6/2/2023		793	808,782

See Notes to Financial Statements.	243

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Swedbank AB (Sweden)†(c)	2.80%		3/14/2022	$837	$863,405
Synovus Bank/Columbus G	2.289% (SOFR + .95%	)#	2/10/2023	250	253,208
Synovus Financial Corp.	3.125%		11/1/2022	1,470	1,519,677
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.625%		5/30/2022	1,267	1,270,484
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		1/30/2023	364	364,610
UBS AG	7.625%		8/17/2022	4,406	4,906,758
UBS Group AG (Switzerland)†(c)	1.008% (1 Yr Treasury CMT + .83%	)#	7/30/2024	521	525,079
UBS Group AG (Switzerland)†(c)	1.433% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	1,085	1,098,333
Wells Fargo & Co.	2.164% (3 Mo. LIBOR + .75%	)#	2/11/2026	7,239	7,583,443
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	2,593	2,717,067
Wells Fargo & Co.	2.625%		7/22/2022	445	461,163
Total					69,752,011

Biotechnology Research & Production 0.31%
Gilead Sciences, Inc.	0.75%		9/29/2023	490	491,571
Royalty Pharma plc†	1.20%		9/2/2025	1,467	1,481,008
Total					1,972,579

Building Materials 0.55%
American Woodmark Corp.†	4.875%		3/15/2026	174	178,534
Boral Finance Pty Ltd. (Australia)†(c)	3.00%		11/1/2022	412	421,875
Carrier Global Corp.†	2.242%		2/15/2025	1,275	1,340,006
Owens Corning	4.20%		12/1/2024	1,204	1,338,803
Summit Materials LLC/Summit Materials Finance Corp.†	5.125%		6/1/2025	214	217,990
Total					3,497,208

Business Services 0.36%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	3.375%		7/24/2024	500	517,296
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	194	207,196
Equifax, Inc.	1.091% (3 Mo. LIBOR + .87%	)#	8/15/2021	672	674,301
IHS Markit Ltd. (United Kingdom)(c)	4.125%		8/1/2023	135	147,244
Laureate Education, Inc.†	8.25%		5/1/2025	213	226,179
Nielsen Co. Luxembourg SARL (The) (Luxembourg)†(c)	5.00%		2/1/2025	500	515,313
Total					2,287,529

244	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.60%
Blue Cube Spinco LLC	9.75%	10/15/2023	$29	$29,870
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	3.50%	7/19/2022	600	605,052
Equate Petrochemical BV (Netherlands)†(c)	3.00%	3/3/2022	200	203,960
Nutrition & Biosciences, Inc.†	1.23%	10/1/2025	1,700	1,722,258
Syngenta Finance NV (Netherlands)†(c)	3.933%	4/23/2021	1,026	1,036,523
Syngenta Finance NV (Netherlands)†(c)	4.441%	4/24/2023	250	263,937
Total				3,861,600

Computer Hardware 0.98%
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	4,506	4,987,158
Dell International LLC/EMC Corp.†	5.85%	7/15/2025	184	219,215
Dell International LLC/EMC Corp.†	5.875%	6/15/2021	21	21,068
Hewlett Packard Enterprise Co.	4.45%	10/2/2023	500	551,365
Leidos, Inc.†	2.95%	5/15/2023	496	520,284
Total				6,299,090

Computer Software 0.28%
BY Crown Parent LLC†	7.375%	10/15/2024	477	487,539
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	1,251	1,302,604
Total				1,790,143

Construction/Homebuilding 0.73%
Century Communities, Inc.	5.875%	7/15/2025	84	87,931
D.R. Horton, Inc.	2.60%	10/15/2025	1,135	1,222,657
D.R. Horton, Inc.	4.375%	9/15/2022	330	349,612
D.R. Horton, Inc.	4.75%	2/15/2023	152	164,084
D.R. Horton, Inc.	5.75%	8/15/2023	1,592	1,787,198
Forestar Group, Inc.†	8.00%	4/15/2024	143	151,208
Lennar Corp.	4.50%	4/30/2024	385	426,097
Lennar Corp.	4.75%	5/30/2025	187	214,760
Lennar Corp.	4.875%	12/15/2023	69	76,297
M/I Homes, Inc.	5.625%	8/1/2025	185	193,074
Total				4,672,918

Containers 0.00%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer†	5.125%	7/15/2023	12	12,152

Diversified 0.03%
KOC Holding AS (Turkey)†(c)	5.25%	3/15/2023	212	217,723

See Notes to Financial Statements.	245

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs 1.47%
AbbVie, Inc.	2.60%		11/21/2024	$1,357	$1,451,155
Bausch Health Cos., Inc.†	5.50%		3/1/2023	226	226,226
Bausch Health Cos., Inc.†	5.50%		11/1/2025	269	277,366
Bausch Health Cos., Inc.†	6.125%		4/15/2025	663	682,817
Bausch Health Cos., Inc.†	7.00%		3/15/2024	1,081	1,115,862
Bayer US Finance II LLC†	0.855% (3 Mo. LIBOR + .63%	)#	6/25/2021	200	200,469
Bayer US Finance II LLC†	1.26% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	1,325	1,336,761
Bayer US Finance II LLC†	4.25%		12/15/2025	500	572,883
Cardinal Health, Inc.	3.079%		6/15/2024	1,550	1,667,551
Cardinal Health, Inc.	3.50%		11/15/2024	1,505	1,652,213
Cigna Corp.	4.125%		11/15/2025	222	255,548
Total					9,438,851

Electric: Power 3.45%
AES Corp. (The)	5.50%		4/15/2025	500	516,288
Alexander Funding Trust†(e)	1.841%		11/15/2023	965	972,493
American Electric Power Co., Inc.	0.75%		11/1/2023	144	144,233
Ausgrid Finance Pty Ltd. (Australia)†(c)	3.85%		5/1/2023	2,235	2,361,313
Calpine Corp.†	5.25%		6/1/2026	652	676,483
Comision Federal de Electricidad (Mexico)†(c)	4.875%		5/26/2021	396	404,366
Comision Federal de Electricidad (Mexico)†(c)	4.875%		1/15/2024	1,397	1,541,806
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	353	369,089
Enel Finance International NV (Netherlands)†(c)	2.65%		9/10/2024	1,077	1,145,343
Enel Finance International NV (Netherlands)†(c)	2.75%		4/6/2023	585	612,782
Enel Finance International NV (Netherlands)†(c)	4.25%		9/14/2023	1,197	1,314,299
Evergy, Inc.	2.45%		9/15/2024	166	176,061
Exelon Generation Co. LLC	3.25%		6/1/2025	315	339,735
FirstEnergy Corp.	2.85%		7/15/2022	1,642	1,681,379
Jersey Central Power & Light Co.†	4.70%		4/1/2024	865	945,942
NRG Energy, Inc.†	3.75%		6/15/2024	1,197	1,287,101
Origin Energy Finance Ltd. (Australia)†(c)	5.45%		10/14/2021	2,207	2,292,179
San Diego Gas & Electric Co.	1.914%		2/1/2022	116	117,023
Sempra Energy	4.05%		12/1/2023	465	509,074
TransAlta Corp. (Canada)(c)	4.50%		11/15/2022	1,861	1,926,842
Vistra Operations Co. LLC†	3.55%		7/15/2024	2,542	2,736,694
Total					22,070,525

246	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electrical Equipment 1.36%
Broadcom, Inc.	3.15%	11/15/2025	$1,955	$2,132,071
Broadcom, Inc.	4.70%	4/15/2025	520	595,487
Microchip Technology, Inc.†	2.67%	9/1/2023	1,525	1,599,617
Microchip Technology, Inc.	3.922%	6/1/2021	408	414,719
Micron Technology, Inc.	2.497%	4/24/2023	531	554,967
NXP BV/NXP Funding LLC (Netherlands)†(c)	2.70%	5/1/2025	598	642,882
NXP BV/NXP Funding LLC (Netherlands)†(c)	3.875%	9/1/2022	1,952	2,061,880
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.625%	6/1/2023	661	724,458
Total				8,726,081

Electronics 0.32%
Flex Ltd.	3.75%	2/1/2026	637	706,109
Itron, Inc.†	5.00%	1/15/2026	50	51,125
Trimble, Inc.	4.15%	6/15/2023	944	1,024,483
Trimble, Inc.	4.75%	12/1/2024	247	283,701
Total				2,065,418

Energy Equipment & Services 0.11%
Greenko Mauritius Ltd. (India)†(c)	6.25%	2/21/2023	695	724,252

Engineering & Contracting Services 0.03%
TopBuild Corp.†	5.625%	5/1/2026	157	162,789

Entertainment 0.18%
Caesars Entertainment, Inc.†	6.25%	7/1/2025	492	525,331
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	135	143,100
Enterprise Development Authority (The)†	12.00%	7/15/2024	443	497,267
Total				1,165,698

Financial Services 3.21%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%	1/16/2024	272	293,120
Air Lease Corp.	4.25%	2/1/2024	527	567,261
Aircastle Ltd.	4.40%	9/25/2023	1,323	1,360,025
Aircastle Ltd.	5.00%	4/1/2023	1,535	1,600,411
Ally Financial, Inc.	3.875%	5/21/2024	1,186	1,294,035
Ally Financial, Inc.	4.25%	4/15/2021	191	193,544
Ally Financial, Inc.	5.125%	9/30/2024	1,504	1,726,442
Aviation Capital Group LLC†	2.875%	1/20/2022	199	202,405
Aviation Capital Group LLC†	3.875%	5/1/2023	706	722,060
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%	4/15/2026	247	256,121

See Notes to Financial Statements.	247

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.125%	10/1/2023	$1,021	$1,075,389
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%	5/15/2024	740	791,038
Capital One Financial Corp.	2.60%	5/11/2023	712	746,843
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	555	488,155
Intercontinental Exchange, Inc.	0.70%	6/15/2023	323	326,937
Jefferies Financial Group, Inc.	5.50%	10/18/2023	1,837	2,026,588
Jefferies Group LLC	5.125%	1/20/2023	417	455,434
Muthoot Finance Ltd. (India)†(c)	4.40%	9/2/2023	416	422,024
Muthoot Finance Ltd. (India)†(c)	6.125%	10/31/2022	500	522,925
Navient Corp.	5.50%	1/25/2023	128	133,200
Navient Corp.	5.875%	10/25/2024	807	848,964
Navient Corp.	6.125%	3/25/2024	499	529,152
OneMain Finance Corp.	6.125%	5/15/2022	31	32,783
OneMain Finance Corp.	7.75%	10/1/2021	342	359,023
Park Aerospace Holdings Ltd. (Ireland)†(c)	3.625%	3/15/2021	348	348,690
Park Aerospace Holdings Ltd. (Ireland)†(c)	4.50%	3/15/2023	1,721	1,793,817
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%	2/15/2024	1,342	1,433,536
Total				20,549,922

Food 0.51%
Albertsons Cos., Inc./Safeway, Inc./Albertsons LP/Albertsons LLC	5.75%	3/15/2025	485	501,985
Ingles Markets, Inc.	5.75%	6/15/2023	262	264,786
JBS USA LUX SA/JBS USA Finance, Inc.†	5.75%	6/15/2025	633	654,364
MARB BondCo plc (United Kingdom)†(c)	6.875%	1/19/2025	200	208,300
MARB BondCo plc (United Kingdom)†(c)	7.00%	3/15/2024	275	283,321
Simmons Foods, Inc.†	7.75%	1/15/2024	358	375,415
Sysco Corp.	5.65%	4/1/2025	802	956,710
Total				3,244,881

Health Care Products 0.03%
Zimmer Biomet Holdings, Inc.	3.55%	4/1/2025	178	196,175

Health Care Services 1.83%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	329	331,879
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	372	382,656
Centene Corp.†	5.375%	6/1/2026	222	233,655
CommonSpirit Health	1.547%	10/1/2025	192	195,071
CommonSpirit Health	2.76%	10/1/2024	627	664,669
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	3,051	3,224,072

248	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Fresenius Medical Care US Finance, Inc.†	5.75%	2/15/2021	$690	$696,957
HCA, Inc.	5.00%	3/15/2024	724	814,543
HCA, Inc.	5.25%	4/15/2025	1,644	1,919,020
HCA, Inc.	5.25%	6/15/2026	553	653,262
HCA, Inc.	8.36%	4/15/2024	275	323,125
Health Care Service Corp. A Mutual Legal Reserve Co.†	1.50%	6/1/2025	324	332,551
MEDNAX, Inc.†	5.25%	12/1/2023	1,495	1,512,723
Molina Healthcare, Inc.	5.375%	11/15/2022	24	25,245
Select Medical Corp.†	6.25%	8/15/2026	405	432,961
Total				11,742,389

Household Equipment/Products 0.15%
Newell Brands, Inc.	4.35%	4/1/2023	926	975,726

Insurance 1.06%
Acrisure LLC/Acrisure Finance, Inc.†	8.125%	2/15/2024	147	154,680
Assurant, Inc.	4.20%	9/27/2023	988	1,073,226
CNO Financial Group, Inc.	5.25%	5/30/2025	1,820	2,090,624
Equitable Financial Life Global Funding†	1.40%	7/7/2025	157	160,968
Equitable Holdings, Inc.	3.90%	4/20/2023	1,084	1,170,261
Kemper Corp.	4.35%	2/15/2025	460	501,739
Metropolitan Life Global Funding I†	0.90%	6/8/2023	369	373,983
Pacific Life Global Funding II†	1.20%	6/24/2025	212	215,342
Peachtree Corners Funding Trust†	3.976%	2/15/2025	442	489,997
Protective Life Global Funding†	1.082%	6/9/2023	183	186,120
Protective Life Global Funding†	1.17%	7/15/2025	372	376,889
Total				6,793,829

Leasing 0.33%
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%	11/1/2024	680	724,779
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%	7/1/2024	1,119	1,219,511
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%	2/1/2024	144	157,427
Total				2,101,717

Leisure 0.42%
Carnival Corp.†	11.50%	4/1/2023	1,383	1,576,904
LTF Merger Sub, Inc.†	8.50%	6/15/2023	864	825,120
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	242	284,652
Total				2,686,676

See Notes to Financial Statements.	249

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Lodging 0.79%
Las Vegas Sands Corp.	2.90%	6/25/2025		$1,307	$1,343,344
Las Vegas Sands Corp.	3.20%	8/8/2024		2,203	2,303,710
MGM Resorts International	6.00%	3/15/2023		74	79,256
MGM Resorts International	6.75%	5/1/2025		73	78,544
Wyndham Destinations, Inc.	5.625%	3/1/2021		398	403,423
Wyndham Destinations, Inc.	6.60%	10/1/2025		59	66,443
Wyndham Hotels & Resorts, Inc.†	5.375%	4/15/2026		612	633,037
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023		68	68,468
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025		97	99,122
Total					5,075,347

Machinery: Agricultural 0.86%
BAT Capital Corp.	3.222%	8/15/2024		1,579	1,709,258
Imperial Brands Finance plc (United Kingdom)†(c)	3.125%	7/26/2024		1,590	1,698,354
Reynolds American, Inc.	4.45%	6/12/2025		1,850	2,112,871
Total					5,520,483

Machinery: Industrial/Specialty 0.91%
CNH Industrial Capital LLC	4.20%	1/15/2024		1,267	1,381,476
CNH Industrial Capital LLC	4.875%	4/1/2021		125	126,634
CNH Industrial NV (United Kingdom)(c)	4.50%	8/15/2023		1,303	1,419,771
Flowserve Corp.	4.00%	11/15/2023		313	327,971
Nvent Finance S.a.r.l. (Luxembourg)(c)	3.95%	4/15/2023		1,308	1,374,633
Westinghouse Air Brake Technologies Corp.	3.20%	6/15/2025		113	121,204
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024		973	1,063,524
Total					5,815,213

Manufacturing 0.01%
Bombardier, Inc. (Canada)†(c)	8.75%	12/1/2021		41	42,091

Media 1.11%
Altice Financing SA (Luxembourg)†(c)	7.50%	5/15/2026		200	211,250
CCO Holdings LLC / CCO Holdings Capital Corp.†	5.50%	5/1/2026		94	98,033
Cox Communications, Inc.†	3.15%	8/15/2024		360	389,481
DISH DBS Corp.	5.875%	7/15/2022		208	218,666
iHeartCommunications, Inc.	6.375%	5/1/2026		440	466,662
NBCUniversal Enterprise, Inc.†	5.25%	–	(d)	4,280	4,370,950
Sirius XM Radio, Inc.†	3.875%	8/1/2022		1,343	1,364,824
Total					7,119,866

250	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 1.10%
Alcoa Nederland Holding BV (Netherlands)†(c)	6.75%	9/30/2024	$950	$983,844
Anglo American Capital plc (United Kingdom)†(c)	4.125%	4/15/2021	200	202,400
Freeport-McMoRan, Inc.	3.875%	3/15/2023	117	122,207
Freeport-McMoRan, Inc.	4.55%	11/14/2024	544	595,612
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%	10/25/2022	450	477,747
Glencore Funding LLC†	4.125%	5/30/2023	1,890	2,034,624
Glencore Funding LLC†	4.625%	4/29/2024	484	539,539
Kinross Gold Corp. (Canada)(c)	5.125%	9/1/2021	900	919,821
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	1,044	1,191,790
Total				7,067,584

Natural Gas 0.50%
National Fuel Gas Co.	3.75%	3/1/2023	515	539,216
National Fuel Gas Co.	4.90%	12/1/2021	682	703,052
National Fuel Gas Co.	5.50%	1/15/2026	1,183	1,328,620
Southern Star Central Corp.†	5.125%	7/15/2022	596	596,372
Total				3,167,260

Oil 4.35%
Afren plc (United Kingdom)†(c)(f)	6.625%	12/9/2020	195	956
Afren plc (United Kingdom)†(c)(f)	10.25%	4/8/2019	195	4,977
Afren plc (United Kingdom)†(c)(f)	11.50%	2/1/2016	390	9,954
American Energy- Permian Basin LLC†(f)	12.00%	10/1/2024	266	6,650
Callon Petroleum Co.	6.25%	4/15/2023	2,360	1,131,325
Cenovus Energy, Inc. (Canada)(c)	5.375%	7/15/2025	178	196,485
Cimarex Energy Co.	4.375%	6/1/2024	704	760,643
CNOOC Curtis Funding No 1 Pty Ltd. (Australia)†(c)	4.50%	10/3/2023	342	374,359
Continental Resources, Inc.	3.80%	6/1/2024	226	229,025
Continental Resources, Inc.	4.50%	4/15/2023	476	488,771
Continental Resources, Inc.	5.00%	9/15/2022	3,870	3,883,545
Diamondback Energy, Inc.	2.875%	12/1/2024	678	707,093
Diamondback Energy, Inc.	4.75%	5/31/2025	321	358,222
Diamondback Energy, Inc.	5.375%	5/31/2025	3,203	3,334,922
Eni SpA (Italy)†(c)	4.00%	9/12/2023	660	718,858
Helmerich & Payne, Inc.	4.65%	3/15/2025	98	108,188
Hess Corp.	3.50%	7/15/2024	1,046	1,088,759
Husky Energy, Inc. (Canada)(c)	4.00%	4/15/2024	1,002	1,066,708
Laredo Petroleum, Inc.	9.50%	1/15/2025	729	496,857
MEG Energy Corp. (Canada)†(c)	6.50%	1/15/2025	427	435,873

See Notes to Financial Statements.	251

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Murphy Oil Corp.	6.875%	8/15/2024	$485	$480,756
Occidental Petroleum Corp.	2.70%	8/15/2022	278	274,330
Occidental Petroleum Corp.	2.90%	8/15/2024	1,052	982,568
Occidental Petroleum Corp.	6.95%	7/1/2024	913	965,498
OGX Austria GmbH (Brazil)†(c)(f)	8.50%	6/1/2018	225	5
Parsley Energy LLC/Parsley Finance Corp.†	5.25%	8/15/2025	507	527,280
Parsley Energy LLC/Parsley Finance Corp.†	5.375%	1/15/2025	125	128,984
Petrobras Global Finance BV (Netherlands)(c)	8.375%	5/23/2021	591	612,424
Petroleos Mexicanos (Mexico)(c)	4.25%	1/15/2025	809	786,247
Petroleos Mexicanos (Mexico)(c)	5.375%	3/13/2022	252	258,556
Reliance Industries Ltd. (India)†(c)	5.40%	2/14/2022	1,350	1,419,108
Seven Generations Energy Ltd. (Canada)†(c)	6.75%	5/1/2023	1,766	1,775,934
SM Energy Co.	6.125%	11/15/2022	428	382,424
Suncor Energy Ventures Corp. (Canada)†(c)	9.40%	9/1/2021	125	130,876
Suncor Energy, Inc. (Canada)(c)	9.25%	10/15/2021	524	562,051
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	2.625%	8/15/2025	330	341,732
Valero Energy Corp.	1.20%	3/15/2024	545	545,336
Valero Energy Corp.	2.70%	4/15/2023	399	415,002
Valero Energy Corp.	2.85%	4/15/2025	355	373,224
Viper Energy Partners LP†	5.375%	11/1/2027	719	760,443
WPX Energy, Inc.	5.25%	9/15/2024	144	154,440
WPX Energy, Inc.	5.25%	10/15/2027	227	239,869
WPX Energy, Inc.	5.75%	6/1/2026	299	315,520
Total				27,834,777

Oil: Crude Producers 2.69%
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/2025	1,649	1,890,993
Cheniere Corpus Christi Holdings LLC	7.00%	6/30/2024	3,102	3,579,462
Energy Transfer Operating LP	4.25%	3/15/2023	506	533,094
Energy Transfer Operating LP	5.875%	1/15/2024	1,193	1,325,056
Florida Gas Transmission Co. LLC†	3.875%	7/15/2022	440	458,380
Midwest Connector Capital Co. LLC†	3.625%	4/1/2022	875	886,128
Midwest Connector Capital Co. LLC†	3.90%	4/1/2024	618	627,858
MPLX LP	5.25%	1/15/2025	500	513,872
NGPL PipeCo LLC†	4.375%	8/15/2022	1,773	1,845,778
NOVA Gas Transmission Ltd. (Canada)(c)	7.875%	4/1/2023	500	578,539
ONEOK, Inc.	7.50%	9/1/2023	672	772,017
Sabine Pass Liquefaction LLC	5.625%	4/15/2023	2,500	2,739,994

252	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	$694	$789,079
Texas Eastern Transmission LP†	2.80%		10/15/2022	223	228,508
Western Midstream Operating LP	2.074% (3 Mo. LIBOR + 1.85%	)#	1/13/2023	493	476,929
Total					17,245,687

Oil: Integrated Domestic 0.17%
Oceaneering International, Inc.	4.65%		11/15/2024	576	522,605
TechnipFMC plc (United Kingdom)(c)	3.45%		10/1/2022	513	530,171
Total					1,052,776

Real Estate Investment Trusts 1.12%
Brixmor Operating Partnership LP	3.65%		6/15/2024	424	452,650
China Overseas Finance Cayman V Ltd.	3.95%		11/15/2022	400	418,758
Country Garden Holdings Co. Ltd. (China)(c)	7.125%		1/27/2022	365	378,689
Equinix, Inc.	1.00%		9/15/2025	204	204,545
Equinix, Inc.	5.375%		5/15/2027	1,044	1,139,218
ESH Hospitality, Inc.†	5.25%		5/1/2025	619	635,388
HAT Holdings I LLC/HAT Holdings II LLC†	5.25%		7/15/2024	423	440,758
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	159	169,931
Kennedy-Wilson, Inc.	5.875%		4/1/2024	65	65,975
SITE Centers Corp.	3.625%		2/1/2025	60	62,058
SL Green Realty Corp.	4.50%		12/1/2022	1,530	1,606,717
VEREIT Operating Partnership LP	4.625%		11/1/2025	1,394	1,563,988
Total					7,138,675

Retail 0.29%
PetSmart, Inc.†	7.125%		3/15/2023	251	248,164
PetSmart, Inc.†	8.875%		6/1/2025	251	253,196
Walgreens Boots Alliance, Inc.	3.80%		11/18/2024	1,190	1,321,261
Total					1,822,621

Savings & Loan 0.06%
People’s United Financial, Inc.	3.65%		12/6/2022	370	389,398

Steel 0.15%
CSN Resources SA (Brazil)†(c)	7.625%		2/13/2023	475	497,087
POSCO (South Korea)†(c)	2.375%		11/12/2022	450	462,818
Total					959,905

See Notes to Financial Statements.	253

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology 0.83%
Baidu, Inc. (China)(c)	3.075%		4/7/2025	$200	$213,706
Baidu, Inc. (China)(c)	3.875%		9/29/2023	2,248	2,419,797
Meituan (China)†(c)	2.125%		10/28/2025	242	245,977
Tencent Holdings Ltd. (China)†(c)	1.81%		1/26/2026	200	204,361
Uber Technologies, Inc.†	8.00%		11/1/2026	412	444,703
VeriSign, Inc.	5.25%		4/1/2025	646	734,421
Weibo Corp. (China)(c)	3.50%		7/5/2024	1,000	1,043,615
Total					5,306,580

Telecommunications 0.37%
Altice France SA (France)†(c)	7.375%		5/1/2026	1,200	1,261,260
CommScope, Inc.†	5.50%		3/1/2024	344	353,930
T-Mobile USA, Inc.†	1.50%		2/15/2026	716	728,018
T-Mobile USA, Inc.	6.50%		1/15/2026	40	41,618
Total					2,384,826

Toys 0.30%
Hasbro, Inc.	3.00%		11/19/2024	589	635,023
Mattel, Inc.	3.15%		3/15/2023	1,250	1,268,487
Total					1,903,510

Transportation: Miscellaneous 0.06%
Ryder System, Inc.	3.35%		9/1/2025	356	393,958

Utilities 0.09%
Aquarion Co.†	4.00%		8/15/2024	495	546,585

Wholesale 0.14%
Core & Main LP†	6.125%		8/15/2025	448	460,040
H&E Equipment Services, Inc.	5.625%		9/1/2025	442	462,575
Total					922,615
Total Corporate Bonds (cost $321,565,228)					328,671,345

FLOATING RATE LOANS(g) 3.43%

Aerospace/Defense 0.12%
Boeing Company The Term Loan	1.471% - 1.50% (3 Mo. LIBOR + 1.25%	)	2/7/2022	784	773,346

Air Transportation 0.24%
American Airlines, Inc. 2017 Incremental Term Loan	2.141% (1 Mo. LIBOR + 2.00%	)	12/15/2023	285	253,462

254	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation (continued)
American Airlines, Inc. 2018 Term Loan B	1.893% (1 Mo. LIBOR + 1.75%	)	6/27/2025	$383	$285,204
American Airlines, Inc. Repriced TL B due 2023	2.146% (1 Mo. LIBOR + 2.00%	)	4/28/2023	1,141	1,016,483
Total					1,555,149

Automotive 0.05%
Ford Motor Company Unsecured Term Loan	1.90% (1 Mo. LIBOR + 1.75%	)	12/31/2022	319	304,792	(h)

Business Services 0.11%
Refinitiv US Holdings Inc. 2018 USD Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	10/1/2025	703	699,480

Computer Hardware 0.00%
Dell International LLC 2019 Term Loan B	2.75% (1 Mo. LIBOR + 2.00%	)	9/19/2025	9	8,560

Containers 0.01%
BWAY Holding Company 2017 Term Loan B	3.48% (2 Mo. LIBOR +3.25 (3 Mo. LIBOR +3.25%	) )	4/3/2024	76	72,934

Drugs 0.16%
NVA Holdings, Inc. 2019 Term Loan A3	2.438% (1 Mo. LIBOR + 2.25%	)	2/20/2023	1,050	1,042,125	(h)

Electrical Equipment 0.15%
Marvell Technology Group Ltd. 2018 Term Loan A	1.52% (1 Mo. LIBOR + 1.38%	)	6/4/2021	944	946,583	(h)

Entertainment 0.14%
Scientific Games International, Inc. 2018 Term Loan B5	2.896% (1 Mo. LIBOR + 2.75%	)	8/14/2024	402	389,102
Seminole Tribe of Florida 2018 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	7/8/2024	480	473,266
Total					862,368

See Notes to Financial Statements.	255

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 0.08%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(c)	1.97% (3 Mo. LIBOR + 1.75%	)	10/6/2023	$500	$492,508

Food 0.06%
US Foods, Inc. 2016 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	6/27/2023	382	370,435

Health Care 0.06%
MPH Acquisition Holdings LLC 2016 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	6/7/2023	359	354,944

Health Care Services 0.33%
Jaguar Holding Company II 2018 Term Loan	3.50% (1 Mo. LIBOR + 2.50%	)	8/18/2022	923	922,907
Universal Health Services, Inc. 2018 Term Loan A	–	(i)	10/23/2023	377	375,529
Wink Holdco, Inc 1st Lien Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	12/2/2024	798	797,564
Total					2,096,000

Insurance 0.04%
Asurion LLC 2018 Term Loan B6	3.146% (1 Mo. LIBOR + 3.00%	)	11/3/2023	229	227,290

Investment Management Companies 0.11%
Broadcom Inc. 2019 1st Lien Term Loan A3	1.271% (1 Mo. LIBOR + 1.13%	)	11/4/2022	734	733,758

Media 0.68%
Charter Communications Operating, LLC 2017 Term Loan A2	1.65% (1 Mo. LIBOR + 1.50%	)	3/31/2023	2,289	2,277,490	(h)
ION Media Networks, Inc. 2019 Term Loan B	3.188% (1 Mo. LIBOR + 3.00%	)	12/18/2024	499	496,873
Nielsen Finance LLC USD Term Loan B4	2.127% (1 Mo. LIBOR + 2.00%	)	10/4/2023	1,611	1,598,688
Total					4,373,051

Miscellaneous 0.00%
UTEX Industries Inc. 2nd Lien Term Loan 2014(f)	–	(i)	5/22/2022	111	2,775

256	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 0.33%
Invitation Homes Operating Partnership LP Term Loan A	1.846% (1 Mo. LIBOR + 1.70%)		2/6/2022	$2,149	$2,130,196

Retail 0.23%
Panera Bread Company Term Loan A	2.438% (1 Mo. LIBOR + 2.25%)		7/18/2022	1,587	1,494,515

Technology 0.08%
EIG Investors Corp. 2018 1st Lien Term Loan	4.75% (3 Mo. LIBOR + 3.75%)		2/9/2023	540	539,933

Telecommunications 0.35%
CenturyLink, Inc. 2020 Term Loan A	2.146% (1 Mo. LIBOR + 2.00%)		1/31/2025	2,304	2,253,500

Wholesale 0.10%
Core & Main LP 2017 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%)		8/1/2024	595	588,720
HD Supply, Inc. Term Loan B5	–	(i)	10/17/2023	23	23,158
Total					611,878
Total Floating Rate Loans (cost $22,456,065)					21,946,120

FOREIGN GOVERNMENT OBLIGATIONS 0.57%

Egypt 0.13%
Republic of Egypt(c)	6.125%		1/31/2022	375	390,560
Republic of Egypt†(c)	6.125%		1/31/2022	400	416,597
Total					807,157

Indonesia 0.18%
Perusahaan Penerbit SBSN†(c)	3.75%		3/1/2023	405	431,691
Perusahaan Penerbit SBSN†(c)	4.325%		5/28/2025	607	688,848
Total					1,120,539

Kenya 0.12%
Republic of Kenya†(c)	6.875%		6/24/2024	720	780,666

Romania 0.08%
Republic of Romania†(c)	4.875%		1/22/2024	484	540,289

Senegal 0.06%
Republic of Senegal†(c)	8.75%		5/13/2021	401	415,389
Total Foreign Government Obligations (cost $3,575,529)					3,664,040

See Notes to Financial Statements.	257

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.31%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.302%	#(j)	11/25/2026	$15,238	$157,740
Federal Home Loan Mortgage Corp. Q001 XA IO	2.187%	#(j)	2/25/2032	1,345	159,333
Government National Mortgage Assoc. 2013-171 IO	0.843%	#(j)	6/16/2054	3,128	121,076
Government National Mortgage Assoc. 2013-193 IO	0.78%	#(j)	1/16/2055	428	29,482
Government National Mortgage Assoc. 2014-112 A	3.00%	#(j)	1/16/2048	210	222,701
Government National Mortgage Assoc. 2014-15 IO	0.501%	#(j)	8/16/2054	1,959	60,994
Government National Mortgage Assoc. 2014-64 IO	1.02%	#(j)	12/16/2054	15,846	612,659
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	121	125,123
Government National Mortgage Assoc. 2015-41 AD	2.90%	#(j)	8/16/2055	99	101,481
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	352	366,773
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $2,857,137)					1,957,362

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.54%
Federal Home Loan Mortgage Corp.	2.14% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	446	462,295
Federal Home Loan Mortgage Corp.	2.623% (12 Mo. LIBOR + 1.78%	)#	12/1/2036	114	119,821
Federal Home Loan Mortgage Corp.	3.043% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	39	41,239
Federal Home Loan Mortgage Corp.	3.07% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	93	99,027
Federal Home Loan Mortgage Corp.	3.113% (12 Mo. LIBOR + 1.93%	)#	9/1/2036	111	117,418
Federal Home Loan Mortgage Corp.	3.224% (12 Mo. LIBOR + 1.77%	)#	10/1/2038	27	29,002
Federal Home Loan Mortgage Corp.	3.446% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	35	36,938
Federal Home Loan Mortgage Corp.	3.664% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	136	142,961
Federal National Mortgage Assoc.	2.407% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	119	124,504
Federal National Mortgage Assoc.	2.442% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	28	29,121
Federal National Mortgage Assoc.	2.666% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	189	195,879
Federal National Mortgage Assoc.	2.70% (12 Mo. LIBOR + 1.64%	)#	9/1/2038	79	82,699
Federal National Mortgage Assoc.	2.704% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	568	589,161
Federal National Mortgage Assoc.	2.77% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	102	106,289

258	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.776% (12 Mo. LIBOR + 1.15%	)#	6/1/2038	$124	$127,511
Federal National Mortgage Assoc.	2.794% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	182	190,412
Federal National Mortgage Assoc.	2.869% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	556	581,322
Federal National Mortgage Assoc.	3.012% (12 Mo. LIBOR + 1.61%	)#	8/1/2037	9	9,624
Federal National Mortgage Assoc.	3.042% (12 Mo. LIBOR + 1.52%	)#	3/1/2039	68	71,198
Federal National Mortgage Assoc.	3.197% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	56	58,482
Federal National Mortgage Assoc.	3.236% (12 Mo. LIBOR + 1.65%	)#	8/1/2038	22	22,632
Federal National Mortgage Assoc.	3.382% (1 Yr Treasury CMT + 2.22%	)#	3/1/2038	22	22,893
Federal National Mortgage Assoc.	3.467% (1 Yr Treasury CMT + 2.20%	)#	1/1/2038	83	87,295
Federal National Mortgage Assoc.	3.565% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	47	49,713
Federal National Mortgage Assoc.	3.641% (12 Mo. LIBOR + 1.89%	)#	12/1/2038	40	41,935
Total Government Sponsored Enterprises Pass-Throughs (cost $3,425,930)					3,439,371

MUNICIPAL BONDS 0.24%

Miscellaneous
IL State GO	6.20%		7/1/2021	100	101,937
New York Transportation Development Corp., Revenue Bond	1.36%		12/1/2021	110	110,049
New York Transportation Development Corp., Revenue Bond	1.61%		12/1/2022	110	110,163
State of Illinois	4.95%		6/1/2023	815	830,584
State of Illinois	6.125%		7/1/2021	385	392,292
Total Municipal Bonds (cost $1,544,731)					1,545,025

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 15.24%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(j)	12/25/2059	464	469,424
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(j)	5/25/2065	480	481,690
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	310	313,076
AREIT Trust 2018-CRE2 A†	1.116% (1 Mo. LIBOR + .98%	)#	11/14/2035	592	587,079

See Notes to Financial Statements.	259

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust 2017-ATRM B†	1.641% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	$842	$780,545
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.571% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	907	858,264
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.791% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	288	267,674
BB-UBS Trust 2012-TFT B†	3.584%	#(j)	6/5/2030	2,149	1,432,046
BB-UBS Trust 2012-TFT C†	3.584%	#(j)	6/5/2030	3,000	1,746,106
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	260	256,445
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	297	293,343
BBCMS Trust 2015-VFM X IO†	0.50%	#(j)	3/12/2036	89,083	1,192,816
BBCMS Trust 2018-BXH A†	1.141% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	1,492	1,424,646
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(j)	3/10/2033	47,800	787,108
BX Trust 2017-SLCT D†	2.191% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	939	930,072
BX Trust 2018-BILT A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2030	857	832,310
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.931%	#(j)	12/15/2047	204	208,558
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.846%	#(j)	5/10/2058	979	69,118
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.265%	#(j)	11/10/2049	2,731	146,859
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.864%	#(j)	12/10/2054	3,640	134,268
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	3,500	3,640,656
CGRBS Commercial Mortgage Trust 2013-VN05 A†	3.369%		3/13/2035	1,000	1,052,366
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%		3/25/2049	14	14,027
CHT Mortgage Trust 2017-CSMO B†	1.541% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	288	282,392
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.487%	#(j)	6/10/2048	5,804	87,034
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.305%	#(j)	7/10/2047	3,452	27,115
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.289%	#(j)	7/25/2036	31	30,762
COMM Mortgage Trust 2015-LC21 A4	3.708%		7/10/2048	207	229,893
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.85%	#(j)	7/10/2046	28	28,181
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	617	606,752
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.841%	#(j)	10/15/2045	4,287	110,453

260	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	$324	$315,559
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	1,080	939,476
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.362%	#(j)	3/10/2046	4,632	105,907
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.51%	#(j)	6/10/2046	13,441	110,654
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	100	95,418
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	270	268,230
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.133%	#(j)	8/10/2047	2,398	68,171
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	1.535% (1 Mo. LIBOR + 2.15%	)#	10/15/2031	23	22,377
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.523%	#(j)	8/10/2049	932	54,786
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	101,318	295,342
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.687%	#(j)	9/15/2037	39,135	846,496
Credit Suisse Mortgage Capital Certificates 2016-NXSR XB IO	0.252%	#(j)	12/15/2049	20,135	277,285
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	350	347,750
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	250	246,928
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(j)	7/10/2034	200	202,046
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(j)	2/25/2050	1,012	1,032,432
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	737	741,327
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.091% (1 Mo. LIBOR + .95%	)#	12/15/2030	502	492,934
CSAIL Commercial Mortgage Trust 2015-C2 XB IO†	0.122%	#(j)	6/15/2057	82,732	178,701
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.612%	#(j)	8/10/2049	9,615	653,132

See Notes to Financial Statements.	261

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.097%	#(j)	11/15/2049	$4,340	$188,718
DBGS Mortgage Trust 2018-BIOD A†	0.944% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,259	1,261,557
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	18	18,149
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#(j)	7/10/2044	175	176,096
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	324	319,668
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#(j)	6/10/2034	648	8,263
DBWF Mortgage Trust 2016-85T XA IO†	0.116%	#(j)	12/10/2036	61,529	180,895
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(j)	5/5/2035	1,500	1,470,674
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(j)	5/5/2035	1,000	1,005,195
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(j)	1/25/2060	620	628,029
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	761	795,210
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	335	342,020
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	468	479,748
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,300	1,307,198
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	1,159	1,149,976
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	1,060	1,021,520
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	1,300	1,330,448
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.241% (1 Mo. LIBOR + 1.10%	)#	7/15/2032	888	881,258
GS Mortgage Securities Corp. Trust 2017-STAY B†	1.491% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	313	309,121
GS Mortgage Securities Corp. Trust 2017-STAY C†	1.741% (1 Mo. LIBOR + 1.60%	)#	7/15/2032	225	221,138
GS Mortgage Securities Corp. Trust 2019-70P B†	1.461% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	657	624,410
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	259	266,145
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.091%	#(j)	11/10/2045	1,363	38,770
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(j)	4/10/2031	2,584	2,566,818
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(j)	6/10/2046	1,000	1,045,226
GS Mortgage Securities Trust 2013-GC12 XA IO	1.545%	#(j)	6/10/2046	18,230	500,706
GS Mortgage Securities Trust 2015-GS1 XA IO	0.911%	#(j)	11/10/2048	1,049	34,412
HMH Trust 2017-NSS A†	3.062%		7/5/2031	974	928,572
HMH Trust 2017-NSS B†	3.343%		7/5/2031	629	594,218
HMH Trust 2017-NSS C†	3.787%		7/5/2031	469	444,682
HMH Trust 2017-NSS D†	4.723%		7/5/2031	618	591,745	(b)
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	1,200	993,553

262	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(j)	8/5/2034	$559	$373,110
Hudsons Bay Simon JV Trust 2015-HBFL CFL†	2.94% (1 Mo. LIBOR + 2.80%	)#	8/5/2034	1,961	1,203,432
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(j)	5/15/2048	732	763,255
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XA IO†	0.639%	#(j)	7/5/2031	129,394	1,633,069
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XB IO†	0.308%	#(j)	7/5/2031	50,413	247,256
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(j)	5/15/2045	253	260,498
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A3	2.829%		10/15/2045	878	903,971
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	5,787	4,681,040
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN B†	4.488%	#(j)	5/5/2030	1,254	841,314
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.102%	#(j)	12/15/2047	8,121	136,784
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.583%	#(j)	7/15/2045	4,597	41,648
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.387%	#(j)	4/15/2046	1,302	31,152
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	4	4,374
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.064%	#(j)	11/15/2047	2,577	59,664
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	5,000	3,010,444
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(j)	6/10/2027	2,906	116
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(j)	6/10/2027	1,292	13
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.817%	#(j)	12/15/2049	3,755	100,808
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.795%	#(j)	5/15/2048	1,872	46,501
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.791%	#(j)	10/5/2031	1,432	3,394
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.203%	#(j)	9/15/2050	8,250	415,100
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#(j)	10/5/2031	2,367	9,918

See Notes to Financial Statements.	263

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	$608	$606,608
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(j)	6/5/2032	452	444,171
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK X IO†	0.661%	#(j)	6/5/2032	32,692	228,517
JPMorgan Chase Commercial Mortgage Securities Trust 2018 WPT XBFX IO†	0.555%	#(j)	7/5/2033	95,152	967,696
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	553	537,905
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	998	959,766
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.741% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	804	768,275
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.341% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	658	643,473
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.041% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	449	440,177
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.441% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	332	325,889
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	901	887,073
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.788% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	323	314,404
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.924%	#(j)	3/10/2049	1,225	62,925
LSTAR Commercial Mortgage Trust 2016-4 XB IO†	0.787%	#(j)	3/10/2049	19,753	616,096
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	765	775,650
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	2,100	2,243,105
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	2,090	1,948,117
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.704%	#(j)	7/15/2050	5,702	128,176
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.528%	#(j)	11/15/2049	4,669	272,588

264	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 B	3.694%	#(j)	12/15/2048	$1,000	$1,029,710
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	500	493,773
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	Zero Coupon	#(j)	9/13/2031	188,074	1,881
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.241%	#(j)	3/15/2045	12,500	208,223
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	327	325,014
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#(j)	7/13/2029	60,000	40,800
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.686%	#(j)	8/15/2049	4,112	253,119
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	330	324,626
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(j)	1/26/2060	458	469,210
PFP Ltd. 2019-6 A†	1.186% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,316	1,299,056
RBS Commercial Funding, Inc. Trust 2013-GSP A†	3.961%	#(j)	1/15/2032	592	616,730
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	929	965,842
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	945	962,860
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(j)	2/25/2024	301	306,730
RETL 2019-RVP C†	2.241% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	550	500,169
SLIDE 2018-FUN A†	1.041% (1 Mo. LIBOR + .90%	)#	6/15/2031	1,429	1,388,574
SLIDE 2018-FUN B†	1.391% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	316	301,921
SLIDE 2018-FUN C†	1.691% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	257	242,057
SLIDE 2018-FUN XCP IO†	0.976%	#(j)	12/15/2020	33,978	13,778	(b)
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(j)	2/25/2050	602	615,515
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	42	44,067	(b)
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	1,250	1,228,676
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	305	314,409
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	1.075%	#(j)	3/10/2046	8,916	139,574
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(j)	3/10/2046	635	630,968
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.25%	#(j)	4/10/2046	16,746	332,367
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	734	748,288
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	555	559,828

See Notes to Financial Statements.	265

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	$429	$430,363
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO	0.094%	#(j)	6/15/2048	58,000	114,283
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.755%	#(j)	6/15/2048	3,567	86,027
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.885%	#(j)	8/15/2049	1,689	134,007
Wells Fargo Commercial Mortgage Trust 2016-LC24 XB IO	1.16%	#(j)	10/15/2049	7,057	365,416
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	675	723,205
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	679	680,658
West Town Mall Trust 2017-KNOX B IO†	0.518%	#(j)	7/5/2030	34,436	158,072
West Town Mall Trust 2017-KNOX C†	4.491%	#(j)	7/5/2030	500	491,545
West Town Mall Trust 2017-KNOX D†	4.491%	#(j)	7/5/2030	625	607,774
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.463%	#(j)	6/15/2045	10,116	125,495
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	790	807,336
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.90%	#(j)	6/15/2045	300	275,336
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	176	180,800
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	1,166	1,211,737
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.325%	#(j)	5/15/2045	9,304	216,551
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.794%	#(j)	8/15/2047	15,000	337,761
Total Non-Agency Commercial Mortgage-Backed Securities (cost $105,877,346)					97,581,770

	Dividend Rate			Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $140,791)	Zero Coupon			16	–	(b)

	Interest Rate			Principal Amount (000)

U.S. TREASURY OBLIGATION 1.66%
U.S. Treasury Note (cost $10,652,543)	0.25%		10/31/2025	$10,692	10,636,869
Total Long-Term Investments (cost $582,207,811)					579,181,149

266	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 6.74%

COMMERCIAL PAPER 0.06%

Automotive
General Motors Financial Co., Inc. (cost $395,000)	0.406%	12/1/2020	$395	$395,000

REPURCHASE AGREEMENT 6.68%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $43,687,100 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $43,663,203; proceeds: $42,807,004 (cost $42,807,004)			42,807	42,807,004
Total Short-Term Investments (cost $43,202,004)				43,202,004
Total Investments in Securities 97.20% (cost $625,409,815)				622,383,153
Cash, Foreign Cash and Other Assets in Excess of Liabilities(k) 2.80%				17,916,401
Net Assets 100.00%				$640,299,554

CAD	Canadian dollar.
CMT	Constant Maturity Rate.
CPI	Consumer Price Index: Rate fluctuate based on CPI.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $306,261,801, which represents 47.83% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Interest rate to be determined.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	267

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2020(1):

Referenced Index	Central Clearing party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX. NA.HY.34(4)(5)	Credit Suisse	5.00%	6/20/2025	$1,389,580	$1,510,956	$(74,475)	$195,851

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $195,851. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Centrally Cleared Interest Rate Swap Contracts at November 30, 2020:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(3)	Unrealized Appreciation
Credit Suisse(1)	.04929%	3-Month USD SOFR Index	10/21/2022	$593,263	$593,563	$–	$300
Credit Suisse(1)	.17314%	3-Month USD SOFR Index	10/21/2025	165,637	165,188	–	449
Credit Suisse(1)	3-Month USD LIBOR Index	.6459%	3/12/2025	14,000,000	14,172,996	–	172,996
Credit Suisse(1)	3-Month USD LIBOR Index	.6459%	3/12/2025	50,000,000	50,617,843	29,428	588,415
Credit Suisse(2)	.0555%	12-Month USD SOFR Index	10/20/2022	5,000,000	4,998,105	–	1,895
Credit Suisse(2)	.1815%	12-Month USD FedFunds Index	10/20/2025	7,500,000	7,477,552	–	22,448
Credit Suisse(2)	.5545%	12-Month USD FedFunds Index	10/20/2030	17,500,000	17,319,214	–	180,786
Credit Suisse(2)	.7810%	12-Month USD FedFunds Index	10/20/2035	8,500,000	8,365,958	–	134,042

268	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(3)	Unrealized Appreciation
Credit Suisse(2)	.9025%	12-Month USD FedFunds Index	10/20/2040	$8,000,000	$7,839,559	$–	$160,441
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts							$1,261,772

Centrally Cleared Interest Rate Swap Contracts at November 30, 2020:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Credit Suisse(1)	3-Month USD FedFunds Index	.05112%	10/21/2022	$593,263	$592,950	$(313)
Credit Suisse(1)	3-Month USD FedFunds Index	.1835%	10/21/2025	165,637	165,157	(480)
Credit Suisse(2)	12-Month USD FedFunds Index	.0510%	10/20/2022	5,000,000	4,997,348	(2,652)
Credit Suisse(2)	12-Month USD SOFR Index	.17562%	10/20/2025	7,500,000	7,480,669	(19,331)
Credit Suisse(2)	12-Month USD SOFR Index	.537125%	10/20/2030	17,500,000	17,341,761	(158,239)
Credit Suisse(2)	12-Month USD SOFR Index	.74005%	10/20/2035	8,500,000	8,364,116	(135,884)
Credit Suisse(2)	12-Month USD SOFR Index	.842775%	10/20/2040	8,000,000	7,828,649	(171,351)
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts						$(488,250)

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).
(2)	Central clearinghouse: London Clearing House (LCH).
(3)	Upfront payments received are presented net of amortization.

See Notes to Financial Statements.	269

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2020:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Credit Suisse	0.400%	CPI Urban Consumer NSA	3/25/2025	$20,000,000	$21,278,514	$1,278,514
Credit Suisse	0.430%	CPI Urban Consumer NSA	3/25/2025	30,000,000	31,872,385	1,872,385
Credit Suisse	0.690%	CPI Urban Consumer NSA	4/1/2025	20,000,000	20,982,032	982,032
Credit Suisse	0.760%	CPI Urban Consumer NSA	3/31/2025	15,000,000	15,683,187	683,187
Credit Suisse	0.9025%	CPI Urban Consumer NSA	4/7/2025	15,000,000	15,575,968	575,968
Credit Suisse	1.7315%	CPI Urban Consumer NSA	8/24/2026	10,000,000	10,174,368	174,368
Credit Suisse	1.770%	CPI Urban Consumer NSA	9/23/2027	25,000,000	25,174,501	174,501
Credit Suisse	1.8875%	CPI Urban Consumer NSA	10/2/2029	5,000,000	5,067,953	67,953
Credit Suisse	1.935%	CPI Urban Consumer NSA	9/1/2029	5,000,000	5,067,800	67,800
Credit Suisse	1.9525%	CPI Urban Consumer NSA	10/15/2029	7,000,000	7,044,021	44,021
Credit Suisse	1.964%	CPI Urban Consumer NSA	11/27/2029	5,000,000	5,021,085	21,085
Credit Suisse	1.976%	CPI Urban Consumer NSA	12/2/2028	10,000,000	10,000,000	–
Credit Suisse	1.9795%	CPI Urban Consumer NSA	10/14/2029	5,000,000	5,018,229	18,229
Bank of America	CPI Urban Consumer NSA	2.054%	12/5/2022	10,000,000	10,172,992	172,992
Credit Suisse	CPI Urban Consumer NSA	1.405%	10/9/2021	25,000,000	25,000,962	962
Credit Suisse	CPI Urban Consumer NSA	1.817%	1/4/2026	25,000,000	25,143,745	143,745
Credit Suisse	CPI Urban Consumer NSA	1.8425%	1/4/2026	10,000,000	10,077,146	77,146
Credit Suisse	CPI Urban Consumer NSA	1.847%	1/3/2026	25,000,000	25,204,550	204,550
Credit Suisse	CPI Urban Consumer NSA	1.8475%	1/7/2026	10,000,000	10,078,129	78,129
Credit Suisse	CPI Urban Consumer NSA	1.8755%	12/28/2025	15,000,000	15,156,133	156,133
Credit Suisse	CPI Urban Consumer NSA	1.8913%	12/27/2025	15,000,000	15,173,445	173,445
Credit Suisse	CPI Urban Consumer NSA	1.8975%	4/3/2021	20,000,000	20,114,192	114,192
Credit Suisse	CPI Urban Consumer NSA	1.918%	12/19/2024	20,000,000	20,306,295	306,295
Credit Suisse	CPI Urban Consumer NSA	1.924%	4/10/2022	10,000,000	10,081,092	81,092
Credit Suisse	CPI Urban Consumer NSA	1.9351%	6/9/2022	10,000,000	10,076,837	76,837

270	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Credit Suisse	CPI Urban Consumer NSA	1.936%	12/19/2024	$20,000,000	$20,329,899	$329,899
Credit Suisse	CPI Urban Consumer NSA	1.9525%	12/21/2025	15,000,000	15,239,527	239,527
Credit Suisse	CPI Urban Consumer NSA	1.9975%	12/13/2024	20,000,000	20,403,574	403,574
Credit Suisse	CPI Urban Consumer NSA	2.020%	1/10/2029	20,000,000	20,310,658	310,658
Credit Suisse	CPI Urban Consumer NSA	2.032%	11/30/2023	30,000,000	30,634,682	634,682
Credit Suisse	CPI Urban Consumer NSA	2.033%	1/11/2029	20,000,000	20,338,670	338,670
Credit Suisse	CPI Urban Consumer NSA	2.0363%	11/21/2022	10,000,000	10,150,394	150,394
Credit Suisse	CPI Urban Consumer NSA	2.050%	12/11/2024	30,000,000	30,705,566	705,566
Credit Suisse	CPI Urban Consumer NSA	2.092%	12/6/2024	15,000,000	15,389,932	389,932
Credit Suisse	CPI Urban Consumer NSA	2.275%	4/18/2024	50,000,000	51,941,523	1,941,523
Credit Suisse	CPI Urban Consumer NSA	2.2775%	2/16/2028	15,000,000	15,663,139	663,139
Unrealized Appreciation on CPI Centrally Cleared Swaps						$13,653,125

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2020:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Credit Suisse	1.570%	CPI Urban Consumer NSA	1/10/2021	$100,000,000	$99,817,887	$(182,113)
Credit Suisse	1.615%	CPI Urban Consumer NSA	1/11/2021	140,000,000	139,632,639	(367,361)
Credit Suisse	1.675%	CPI Urban Consumer NSA	1/13/2022	20,000,000	19,867,428	(132,572)
Credit Suisse	1.700%	CPI Urban Consumer NSA	2/4/2021	40,000,000	39,840,714	(159,286)
Credit Suisse	1.756%	CPI Urban Consumer NSA	11/15/2024	10,000,000	9,964,486	(35,514)
Credit Suisse	1.844%	CPI Urban Consumer NSA	3/4/2021	30,000,000	29,841,980	(158,020)
Credit Suisse	1.9175%	CPI Urban Consumer NSA	6/14/2029	10,000,000	9,998,583	(1,417)
Credit Suisse	2.030%	CPI Urban Consumer NSA	5/3/2022	15,000,000	14,761,187	(238,813)
Credit Suisse	2.035%	CPI Urban Consumer NSA	5/2/2021	10,000,000	9,864,265	(135,735)
Credit Suisse	2.075%	CPI Urban Consumer NSA	1/8/2021	20,000,000	19,830,484	(169,516)
Credit Suisse	2.107%	CPI Urban Consumer NSA	2/21/2031	5,000,000	4,909,105	(90,895)

See Notes to Financial Statements.	271

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Credit Suisse	2.119%	CPI Urban Consumer NSA	4/12/2022	$25,000,000	$24,471,167	$(528,833)
Credit Suisse	2.119%	CPI Urban Consumer NSA	2/11/2031	15,000,000	14,684,382	(315,618)
Credit Suisse	2.140%	CPI Urban Consumer NSA	7/20/2029	5,000,000	4,877,554	(122,446)
Credit Suisse	2.1438%	CPI Urban Consumer NSA	12/14/2026	10,000,000	9,718,223	(281,777)
Credit Suisse	2.207%	CPI Urban Consumer NSA	1/8/2027	10,000,000	9,655,931	(344,069)
Credit Suisse	2.269%	CPI Urban Consumer NSA	10/30/2030	10,000,000	9,547,034	(452,966)
Credit Suisse	2.285%	CPI Urban Consumer NSA	5/31/2028	10,000,000	9,536,590	(463,410)
Credit Suisse	2.310%	CPI Urban Consumer NSA	6/1/2028	10,000,000	9,507,648	(492,352)
Credit Suisse	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	7,407,102	(592,898)
Credit Suisse	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	9,257,228	(742,772)
Credit Suisse	2.339%	CPI Urban Consumer NSA	3/14/2029	10,000,000	9,408,299	(591,701)
Credit Suisse	2.340%	CPI Urban Consumer NSA	3/23/2032	5,000,000	4,672,987	(327,013)
Credit Suisse	2.341%	CPI Urban Consumer NSA	8/27/2028	10,000,000	9,450,592	(549,408)
Credit Suisse	2.3425%	CPI Urban Consumer NSA	9/11/2028	10,000,000	9,453,176	(546,824)
Credit Suisse	2.344%	CPI Urban Consumer NSA	3/15/2029	5,000,000	4,700,046	(299,954)
Credit Suisse	2.345%	CPI Urban Consumer NSA	8/14/2028	10,000,000	9,445,010	(554,990)
Credit Suisse	2.3525%	CPI Urban Consumer NSA	6/6/2028	10,000,000	9,456,971	(543,029)
Credit Suisse	2.354%	CPI Urban Consumer NSA	3/6/2032	5,000,000	4,669,465	(330,535)
Credit Suisse	2.355%	CPI Urban Consumer NSA	3/8/2032	10,000,000	9,332,364	(667,636)
Credit Suisse	2.358%	CPI Urban Consumer NSA	7/25/2028	10,000,000	9,433,263	(566,737)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	3/21/2032	5,000,000	4,653,147	(346,853)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	1/23/2033	5,000,000	4,674,320	(325,680)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	1/25/2033	5,000,000	4,674,125	(325,875)
Credit Suisse	2.365%	CPI Urban Consumer NSA	1/30/2038	10,000,000	9,173,329	(826,671)
Credit Suisse	2.370%	CPI Urban Consumer NSA	4/18/2030	25,000,000	23,432,805	(1,567,195)
Credit Suisse	2.370%	CPI Urban Consumer NSA	2/28/2038	5,000,000	4,580,358	(419,642)

272	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Credit Suisse	2.3745%	CPI Urban Consumer NSA	8/9/2028	$10,000,000	$9,409,866	$(590,134)
Credit Suisse	2.379%	CPI Urban Consumer NSA	9/21/2028	15,000,000	14,121,198	(878,802)
Credit Suisse	2.380%	CPI Urban Consumer NSA	7/6/2028	10,000,000	9,419,323	(580,677)
Credit Suisse	2.380%	CPI Urban Consumer NSA	7/17/2028	15,000,000	14,118,337	(881,663)
Credit Suisse	2.383%	CPI Urban Consumer NSA	6/13/2028	40,000,000	37,679,478	(2,320,522)
Credit Suisse	2.384%	CPI Urban Consumer NSA	10/1/2028	10,000,000	9,412,939	(587,061)
Credit Suisse	2.3845%	CPI Urban Consumer NSA	8/6/2028	25,000,000	23,496,299	(1,503,701)
Credit Suisse	2.390%	CPI Urban Consumer NSA	6/14/2028	45,000,000	42,351,335	(2,648,665)
Credit Suisse	2.390%	CPI Urban Consumer NSA	8/3/2028	10,000,000	9,391,299	(608,701)
Credit Suisse	2.393%	CPI Urban Consumer NSA	5/11/2028	10,000,000	9,394,553	(605,447)
Credit Suisse	2.3938%	CPI Urban Consumer NSA	9/26/2028	10,000,000	9,398,734	(601,266)
Credit Suisse	2.3963%	CPI Urban Consumer NSA	10/9/2028	10,000,000	9,401,255	(598,745)
Credit Suisse	2.400%	CPI Urban Consumer NSA	4/26/2030	10,000,000	9,327,413	(672,587)
Credit Suisse	2.4075%	CPI Urban Consumer NSA	5/21/2028	5,000,000	4,692,779	(307,221)
Credit Suisse	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	7,132,504	(867,496)
Credit Suisse	2.6725%	CPI Urban Consumer NSA	1/28/2021	15,000,000	13,390,178	(1,609,822)
Credit Suisse	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	3,907,658	(1,092,342)
Credit Suisse	CPI Urban Consumer NSA	0.865%	3/20/2030	20,000,000	17,742,249	(2,257,751)
Credit Suisse	CPI Urban Consumer NSA	0.785%	3/24/2030	20,000,000	17,577,919	(2,422,081)
Credit Suisse	CPI Urban Consumer NSA	1.057%	3/19/2035	25,000,000	21,081,955	(3,918,045)
Credit Suisse	CPI Urban Consumer NSA	1.080%	3/23/2040	5,000,000	3,928,344	(1,071,656)
Credit Suisse	CPI Urban Consumer NSA	1.221%	4/3/2040	5,000,000	4,073,723	(926,277)
Credit Suisse	CPI Urban Consumer NSA	1.326%	3/27/2035	10,000,000	8,854,853	(1,145,147)
Credit Suisse	CPI Urban Consumer NSA	1.360%	3/13/2040	10,000,000	8,438,054	(1,561,946)
Credit Suisse	CPI Urban Consumer NSA	1.370%	4/2/2040	5,000,000	4,231,097	(768,903)
Credit Suisse	CPI Urban Consumer NSA	1.400%	3/12/2040	30,000,000	25,571,205	(4,428,795)

See Notes to Financial Statements.	273

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Credit Suisse	CPI Urban Consumer NSA	1.445%	2/3/2021	$15,000,000	$14,704,671	$(295,329)
Credit Suisse	CPI Urban Consumer NSA	1.485%	1/14/2021	20,000,000	19,638,476	(361,524)
Credit Suisse	CPI Urban Consumer NSA	1.6675%	6/30/2026	7,000,000	6,805,360	(194,640)
Credit Suisse	CPI Urban Consumer NSA	1.790%	4/27/2024	30,000,000	29,766,569	(233,431)
Credit Suisse	CPI Urban Consumer NSA	1.8175%	8/28/2022	60,000,000	59,763,544	(236,456)
Credit Suisse	CPI Urban Consumer NSA	1.941%	11/27/2034	10,000,000	9,845,045	(154,955)
Credit Suisse	CPI Urban Consumer NSA	1.9575%	12/13/2031	20,000,000	19,913,786	(86,214)
Credit Suisse	CPI Urban Consumer NSA	1.970%	12/10/2034	10,000,000	9,900,895	(99,105)
Credit Suisse	CPI Urban Consumer NSA	1.996%	1/21/2040	10,000,000	9,877,685	(122,315)
Credit Suisse	CPI Urban Consumer NSA	2.010%	1/16/2040	15,000,000	14,865,206	(134,794)
Unrealized Depreciation on CPI Centrally Cleared Swaps						$(52,172,342)

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2020:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	$15,000,000	$15,375,627	$375,627
Bank of America	1.7395%	CPI Urban Consumer NSA	8/23/2026	40,000,000	40,665,890	665,890
Bank of America	1.7465%	CPI Urban Consumer NSA	8/22/2026	20,000,000	20,319,436	319,436
Bank of America	1.769%	CPI Urban Consumer NSA	7/22/2026	35,000,000	35,527,175	527,175
Bank of America	CPI Urban Consumer NSA	1.936%	5/22/2022	10,000,000	10,086,876	86,876
Bank of America	CPI Urban Consumer NSA	2.0688%	11/10/2022	15,000,000	15,226,493	226,493
Bank of America	CPI Urban Consumer NSA	2.140%	2/10/2022	30,000,000	30,541,286	541,286
Bank of America	CPI Urban Consumer NSA	2.194%	1/19/2022	30,000,000	30,618,560	618,560
Bank of America	CPI Urban Consumer NSA	2.195%	2/24/2022	25,000,000	25,543,125	543,125
Barclays Bank plc	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	10,033,867	33,867
Barclays Bank plc	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	5,192,026	192,026
Barclays Bank plc	CPI Urban Consumer NSA	2.150%	2/10/2023	30,000,000	30,713,833	713,833

274	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation
Barclays Bank plc	CPI Urban Consumer NSA	2.193%	1/19/2022	$40,000,000	$40,822,567	$822,567
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	10,000,000	10,361,111	361,111
Goldman Sachs	1.5675%	CPI Urban Consumer NSA	3/2/2024	8,000,000	8,183,827	183,827
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	5,077,974	77,974
Goldman Sachs	CPI Urban Consumer NSA	1.988%	5/25/2023	10,000,000	10,141,911	141,911
Goldman Sachs	CPI Urban Consumer NSA	2.0625%	12/8/2024	15,000,000	15,780,801	780,801
Goldman Sachs	CPI Urban Consumer NSA	2.3125%	9/30/2024	30,000,000	32,617,318	2,617,318
Unrealized Appreciation on CPI OTC Swaps						$9,829,703

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2020:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	$10,000,000	$9,682,192	$(317,808)
Bank of America	2.100%	CPI Urban Consumer NSA	4/26/2025	10,000,000	9,722,344	(277,656)
Bank of America	2.1438%	CPI Urban Consumer NSA	7/24/2029	10,000,000	9,752,696	(247,304)
Bank of America	2.1475%	CPI Urban Consumer NSA	7/31/2029	10,000,000	9,751,546	(248,454)
Bank of America	2.213%	CPI Urban Consumer NSA	10/25/2032	5,000,000	4,839,171	(160,829)
Bank of America	2.275%	CPI Urban Consumer NSA	1/6/2026	20,000,000	19,133,176	(866,824)
Bank of America	2.2975%	CPI Urban Consumer NSA	4/5/2029	5,000,000	4,728,693	(271,307)
Bank of America	2.3013%	CPI Urban Consumer NSA	3/28/2029	5,000,000	4,727,022	(272,978)
Bank of America	2.345%	CPI Urban Consumer NSA	2/13/2029	30,000,000	28,267,772	(1,732,228)
Bank of America	2.3475%	CPI Urban Consumer NSA	3/10/2032	5,000,000	4,673,538	(326,462)
Bank of America	2.360%	CPI Urban Consumer NSA	2/8/2029	10,000,000	9,401,927	(598,073)
Bank of America	2.360%	CPI Urban Consumer NSA	2/15/2029	10,000,000	9,399,752	(600,248)
Bank of America	2.3625%	CPI Urban Consumer NSA	2/1/2038	5,000,000	4,592,626	(407,374)
Bank of America	2.370%	CPI Urban Consumer NSA	1/26/2029	5,000,000	4,694,095	(305,905)
Bank of America	2.370%	CPI Urban Consumer NSA	2/27/2029	10,000,000	9,381,203	(618,797)

See Notes to Financial Statements.	275

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Bank of America	2.3763%	CPI Urban Consumer NSA	2/26/2038	$5,000,000	$4,575,215	$(424,785)
Bank of America	2.380%	CPI Urban Consumer NSA	1/13/2029	10,000,000	9,368,693	(631,307)
Bank of America	2.380%	CPI Urban Consumer NSA	1/18/2029	10,000,000	9,371,074	(628,926)
Bank of America	2.3975%	CPI Urban Consumer NSA	1/24/2029	10,000,000	9,346,729	(653,271)
Bank of America	2.3975%	CPI Urban Consumer NSA	2/12/2033	5,000,000	4,641,134	(358,866)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	36,304,370	(3,695,630)
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	35,550,404	(4,449,596)
Bank of America	CPI Urban Consumer NSA	1.385%	2/9/2021	10,000,000	9,766,463	(233,537)
Bank of America	CPI Urban Consumer NSA	1.4025%	1/21/2021	10,000,000	9,775,602	(224,398)
Bank of America	CPI Urban Consumer NSA	1.4625%	1/19/2021	20,000,000	19,617,697	(382,303)
Bank of America	CPI Urban Consumer NSA	1.523%	12/16/2020	20,000,000	19,683,632	(316,368)
Bank of America	CPI Urban Consumer NSA	1.540%	8/20/2021	20,000,000	19,841,291	(158,709)
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	15,000,000	14,784,389	(215,611)
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	5,000,000	4,955,076	(44,924)
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	9,685,289	(314,711)
Barclays Bank plc	2.0325%	CPI Urban Consumer NSA	11/14/2021	35,000,000	34,656,000	(344,000)
Barclays Bank plc	2.1275%	CPI Urban Consumer NSA	6/22/2025	10,000,000	9,617,311	(382,689)
Barclays Bank plc	2.1575%	CPI Urban Consumer NSA	12/2/2024	10,000,000	9,707,644	(292,356)
Barclays Bank plc	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	14,562,836	(437,164)
Barclays Bank plc	2.205%	CPI Urban Consumer NSA	12/9/2024	15,000,000	14,491,871	(508,129)
Barclays Bank plc	2.207%	CPI Urban Consumer NSA	1/11/2025	20,000,000	19,303,256	(696,744)
Barclays Bank plc	2.2225%	CPI Urban Consumer NSA	12/30/2023	30,000,000	28,998,476	(1,001,524)
Barclays Bank plc	2.2275%	CPI Urban Consumer NSA	12/5/2024	15,000,000	14,463,175	(536,825)
Barclays Bank plc	2.354%	CPI Urban Consumer NSA	12/23/2031	10,000,000	9,350,579	(649,421)
Barclays Bank plc	2.3925%	CPI Urban Consumer NSA	12/13/2031	5,000,000	4,640,537	(359,463)
Barclays Bank plc	2.4095%	CPI Urban Consumer NSA	2/1/2032	10,000,000	9,249,402	(750,598)

276	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	$30,000,000	$27,175,769	$(2,824,231)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	9,221,528	(5,778,472)
Barclays Bank plc	CPI Urban Consumer NSA	1.210%	2/11/2021	20,000,000	19,345,412	(654,588)
Barclays Bank plc	CPI Urban Consumer NSA	1.2625%	2/17/2021	10,000,000	9,695,345	(304,655)
Barclays Bank plc	CPI Urban Consumer NSA	1.363%	1/26/2021	15,000,000	14,637,582	(362,418)
Barclays Bank plc	CPI Urban Consumer NSA	1.500%	7/29/2021	15,000,000	14,749,565	(250,435)
Barclays Bank plc	CPI Urban Consumer NSA	1.562%	10/22/2022	10,000,000	9,883,031	(116,969)
Credit Suisse	2.6713%	CPI Urban Consumer NSA	4/11/2022	30,000,000	26,375,570	(3,624,430)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	5,653,101	(2,346,899)
Deutsche Bank AG	1.6975%	CPI Urban Consumer NSA	9/2/2022	10,000,000	9,984,972	(15,028)
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	20,000,000	19,384,763	(615,237)
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	7,000,000	6,383,622	(616,378)
Deutsche Bank AG	2.4375%	CPI Urban Consumer NSA	6/7/2021	20,000,000	18,239,076	(1,760,924)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	4,110,421	(889,579)
Deutsche Bank AG	2.500%	CPI Urban Consumer NSA	9/4/2021	10,000,000	8,990,453	(1,009,547)
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	4,056,093	(943,907)
Deutsche Bank AG	2.5175%	CPI Urban Consumer NSA	4/17/2026	15,000,000	13,138,091	(1,861,909)
Deutsche Bank AG	2.640%	CPI Urban Consumer NSA	12/17/2020	15,000,000	13,401,717	(1,598,283)
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	7,887,607	(1,112,393)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	2/4/2021	15,000,000	13,269,466	(1,730,534)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	10/25/2021	15,000,000	13,096,435	(1,903,565)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	26,188,572	(3,811,428)
Deutsche Bank AG	2.7475%	CPI Urban Consumer NSA	2/26/2022	30,000,000	26,176,549	(3,823,451)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	4,450,172	(1,549,828)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	6,809,447	(1,190,553)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	21,731,379	(3,268,621)

See Notes to Financial Statements.	277

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	$15,000,000	$10,053,237	$(4,946,763)
Deutsche Bank AG	CPI Urban Consumer NSA	1.386%	1/20/2021	10,000,000	9,768,684	(231,316)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	14,891,505	(108,495)
Deutsche Bank AG	CPI Urban Consumer NSA	1.650%	1/20/2026	10,000,000	9,776,470	(223,530)
Deutsche Bank AG	CPI Urban Consumer NSA	1.667%	4/20/2023	20,000,000	19,698,712	(301,288)
Deutsche Bank AG	CPI Urban Consumer NSA	1.6725%	4/20/2023	20,000,000	19,707,198	(292,802)
Goldman Sachs	2.183%	CPI Urban Consumer NSA	3/20/2022	20,000,000	19,532,087	(467,913)
Goldman Sachs	2.230%	CPI Urban Consumer NSA	12/14/2024	10,000,000	9,636,026	(363,974)
Goldman Sachs	2.317%	CPI Urban Consumer NSA	3/16/2029	5,000,000	4,720,213	(279,787)
Goldman Sachs	2.350%	CPI Urban Consumer NSA	12/16/2036	10,000,000	9,212,746	(787,254)
Goldman Sachs	2.363%	CPI Urban Consumer NSA	6/21/2027	20,000,000	18,937,116	(1,062,884)
Goldman Sachs	2.370%	CPI Urban Consumer NSA	5/16/2028	10,000,000	9,426,519	(573,481)
Goldman Sachs	2.372%	CPI Urban Consumer NSA	5/3/2030	5,000,000	4,685,310	(314,690)
Goldman Sachs	2.3775%	CPI Urban Consumer NSA	4/17/2030	5,000,000	4,682,035	(317,965)
Goldman Sachs	2.380%	CPI Urban Consumer NSA	12/8/2031	10,000,000	9,306,956	(693,044)
Goldman Sachs	2.387%	CPI Urban Consumer NSA	5/24/2028	5,000,000	4,705,851	(294,149)
Goldman Sachs	2.390%	CPI Urban Consumer NSA	2/7/2032	5,000,000	4,642,295	(357,705)
Goldman Sachs	2.4475%	CPI Urban Consumer NSA	4/24/2023	30,000,000	27,220,105	(2,779,895)
Goldman Sachs	2.497%	CPI Urban Consumer NSA	5/2/2021	30,000,000	27,192,997	(2,807,003)
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	7,144,410	(855,590)
Goldman Sachs	2.675%	CPI Urban Consumer NSA	12/13/2020	15,000,000	13,349,938	(1,650,062)
Goldman Sachs	2.7725%	CPI Urban Consumer NSA	4/3/2023	20,000,000	17,079,628	(2,920,372)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	9,130,573	(5,869,427)
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	6,788,093	(3,211,907)
J.P. Morgan	1.950%	CPI Urban Consumer NSA	10/14/2026	10,000,000	9,951,164	(48,836)
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	33,156,886	(1,843,114)

278	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
J.P. Morgan	2.1525%	CPI Urban Consumer NSA	11/21/2024	$25,000,000	$24,290,323	$(709,677)
J.P. Morgan	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	8,920,731	(1,079,269)
J.P. Morgan	2.680%	CPI Urban Consumer NSA	2/28/2021	20,000,000	17,876,537	(2,123,463)
J.P. Morgan	2.730%	CPI Urban Consumer NSA	9/20/2021	15,000,000	13,130,414	(1,869,586)
J.P. Morgan	2.7563%	CPI Urban Consumer NSA	3/25/2022	30,000,000	26,147,677	(3,852,323)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	3,606,841	(1,393,159)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/15/2026	5,000,000	3,709,340	(1,290,660)
J.P. Morgan	CPI Urban Consumer NSA	1.5625%	1/11/2021	10,000,000	9,859,479	(140,521)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	4,978,377	(21,623)
Merrill Lynch International Bank Ltd.	2.825%	CPI Urban Consumer NSA	7/22/2023	5,000,000	4,054,569	(945,431)
Wells Fargo	2.410%	CPI Urban Consumer NSA	6/20/2021	10,000,000	9,006,176	(993,824)
Wells Fargo	2.560%	CPI Urban Consumer NSA	5/2/2021	10,000,000	8,896,011	(1,103,989)
Wells Fargo	2.645%	CPI Urban Consumer NSA	12/27/2020	15,000,000	13,399,389	(1,600,611)
Wells Fargo	2.7325%	CPI Urban Consumer NSA	2/19/2021	20,000,000	17,762,457	(2,237,543)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	21,812,653	(3,187,347)
Unrealized Depreciation on CPI OTC Swaps						$(126,060,636)

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Buy	Barclays Bank plc	12/15/2020	505,000	$376,810	$388,883	$12,073

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	12/15/2020	1,387,000	$1,052,734	$1,068,082	$(15,348)

See Notes to Financial Statements.	279

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	989	Long	$218,346,275	$218,422,194	$75,919
U.S. Long Bond	March 2021	212	Long	36,955,441	37,080,124	124,683
U.S. Ultra Treasury Bond	March 2021	59	Long	12,658,811	12,745,844	87,033
Total Unrealized Appreciation on Open Futures Contracts						$287,635

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2021	123	Short	$(15,491,060)	$(15,501,843)	$(10,783)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$59,435,825	$1,865,602	$61,301,427
Remaining Industries	–	46,605,995	–	46,605,995
Common Stocks
Oil	956,350	–	825	957,175
Convertible Bonds	–	874,650	–	874,650
Corporate Bonds	–	328,671,345	–	328,671,345
Floating Rate Loans
Automotive	–	–	304,792	304,792
Drugs	–	–	1,042,125	1,042,125
Electrical Equipment	–	–	946,583	946,583
Media	–	2,095,561	2,277,490	4,373,051
Remaining Industries	–	15,279,569	–	15,279,569
Foreign Government Obligations	–	3,664,040	–	3,664,040
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,957,362	–	1,957,362
Government Sponsored Enterprises Pass-Throughs	–	3,439,371	–	3,439,371
Municipal Bonds	–	1,545,025	–	1,545,025
Non-Agency Commercial Mortgage-Backed Securities	–	96,932,180	649,590	97,581,770
Preferred Stock	–	–	–	–
U.S. Treasury Obligation	–	10,636,869	–	10,636,869
Short-Term Investments
Commercial Paper	–	395,000	–	395,000
Repurchase Agreement	–	42,807,004	–	42,807,004
Total	$956,350	$614,339,796	$7,087,007	$622,383,153

280	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2020

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$195,851	$–	$195,851
Liabilities	–	–	–	–
Centrally Cleared Interest Rate Swap Contracts
Assets	–	1,261,772	–	1,261,772
Liabilities	–	(488,250)	–	(488,250)
Centrally Cleared CPI Swap Contracts
Assets	–	13,653,125	–	13,653,125
Liabilities	–	(52,172,342)	–	(52,172,342)
OTC CPI Swap Contracts
Assets	–	9,829,703	–	9,829,703
Liabilities	–	(126,060,636)	–	(126,060,636)
Forward Foreign Currency Exchange Contracts
Assets	–	12,073	–	12,073
Liabilities	–	(15,348)	–	(15,348)
Futures Contracts
Assets	287,635	–	–	287,635
Liabilities	(10,783)	–	–	(10,783)
Total	$276,852	$(153,784,052)	$–	$(153,507,200)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	281

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2020

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2019	$3,880,806	$–	$8,308,145	$7,325,377
Accrued Discounts (Premiums)	10,257	–	9,675	(299,571)
Realized Gain (Loss)	66,651	–	(1,473)	(197,536)
Change in Unrealized Appreciation (Depreciation)	(24,574)	(464)	(22,367)	(148,057)
Purchases	–	–	1,743,222	–
Sales	(622,412)	–	(4,641,289)	(6,648,633)
Security type transferred in	67,944	–	–	–
Security type transferred out	–	–	–	(67,944)
Transfers into Level 3	1,551,987	1,289	2,425,162	685,954
Transfers out of Level 3	(3,065,057)	–	(3,250,085)	–
Balance as of November 30, 2020	$1,865,602	$825	$4,570,990	$649,590
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$(27,077)	$(464)	$(18,768)	$(75,121)

282	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 102.88%

ASSET-BACKED SECURITIES 19.48%

Automobiles 10.38%
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%	5/12/2023	$23	$23,120
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	139	140,662
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	115	115,721
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	47	47,581
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	46	46,426
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	500	512,699
Avis Budget Rental Car Funding AESOP LLC 2017-2A A†	2.97%	3/20/2024	500	517,573
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	26	26,502
BMW Vehicle Owner Trust 2019-A A2	2.05%	5/25/2022	53	53,538
California Republic Auto Receivables Trust 2017-1 B	2.91%	12/15/2022	39	39,403
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	50	50,553
Capital One Prime Auto Receivables Trust 2019-1 A2	2.58%	4/15/2022	14	13,745
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	24	23,704
CarMax Auto Owner Trust 2019-4 B	2.32%	7/15/2025	750	784,398
CarMax Auto Owner Trust 2020-1 C	2.34%	11/17/2025	195	201,619
CarMax Auto Owner Trust 2020-1 D	2.64%	7/15/2026	125	128,653
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	103	105,814
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	29	29,068
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	10	10,161
CPS Auto Receivables Trust 2017-C D†	3.79%	6/15/2023	176	178,819
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	69	69,791
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	185	191,313
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	267	269,986
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	267	272,316
CPS Auto Trust 2017-A D†	4.61%	12/15/2022	231	233,975
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	46	46,810
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	6	5,602
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	228	237,390
Drive Auto Receivables Trust 2018-5 D	4.30%	4/15/2026	234	246,971
Drive Auto Receivables Trust 2019-1 D	4.09%	6/15/2026	237	248,372
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	75	76,585
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	4	4,150
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	265	267,981

See Notes to Financial Statements.	283

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	$18	$17,937
First Investors Auto Owner Trust 2019-1A A†	2.89%	3/15/2024	64	64,318
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	54	54,613
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	104	107,107
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	1	929
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	35	35,666
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	127	128,021
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	89	89,697
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	500	512,141
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%	1/16/2024	100	104,512
GLS Auto Receivables Issuer Trust 2020-3A C†	1.92%	5/15/2025	131	133,104
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	15	14,657
Honda Auto Receivables Owner Trust 2020-2 A4	1.09%	10/15/2026	453	461,725
Hyundai Auto Lease Securitization Trust 2020-B A3†	0.51%	9/15/2023	489	490,629
Hyundai Auto Receivables Trust 2019-B	2.40%	6/15/2026	388	404,576
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	25	25,187
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	6	5,915
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%	11/15/2021	23	23,411
Mercedes-Benz Auto Lease Trust 2019-B A3	2.00%	10/17/2022	100	101,347
Prestige Auto Receivables Trust 2017-1A D†	3.61%	10/16/2023	290	295,538
Santander Consumer Auto Receivables Trust 2020-B†	1.29%	4/15/2026	681	685,119
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	172	173,732
Santander Drive Auto Receivables Trust 2018-1 D	3.32%	3/15/2024	310	317,683
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	247	250,822
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	450	459,193
TCF Auto Receivables Owner Trust 2016-1A D†	3.50%	7/17/2023	52	52,049
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%	10/17/2022	23	23,059
TCF Auto Receivables Owner Trust 2016-PT1A D†	4.20%	4/15/2024	52	52,191
Toyota Auto Loan Extended Note Trust 2020-1†	1.35%	5/25/2033	732	752,820
Volkswagen Auto Loan Enhanced Trust 2020-1 A4	1.26%	8/20/2026	351	359,245
Westlake Automobile Receivables Trust 2018-3A B†	3.32%	10/16/2023	64	64,277
Westlake Automobile Receivables Trust 2019-1A B†	3.26%	10/17/2022	125	125,899
Westlake Automobile Receivables Trust 2019-1A C†	3.45%	3/15/2024	200	204,182
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%	2/15/2023	14	14,373
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%	2/15/2023	124	125,183
Westlake Automobile Receivables Trust 2019-3A B†	2.41%	10/15/2024	254	258,393

284	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	$454		$464,385
Westlake Automobile Receivables Trust 2020-1A C†	2.52%		4/15/2025	272		279,467
Total						12,954,103

Credit Cards 1.15%
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	142		146,651
Chase Issuance Trust 2014-A2	2.77%		3/15/2023	10		10,074
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	100		100,107
Master Credit Card Trust II 2020-1A A†	1.99%		9/21/2024	369		382,662
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	100		100,252
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	48		48,433
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	217		224,225
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	406		418,889
Total						1,431,293

Other 7.95%
Ammc Clo 19 Ltd. 2016-19A AR†	1.377% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	250		248,261
Amur Equipment Finance Receivables VII LLC 2019-1A C†	3.09%		3/20/2025	100		101,148
Apex Credit CLO Ltd. 2016-1A AS1R†	1.517% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	98		97,970
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	–	(a)	129
Avery Point VI CLO Ltd. 2015-6A AR†	1.275% (3 Mo. LIBOR + 1.05%	)#	8/5/2027	240		240,068
Bain Capital Credit CLO Ltd. 2017-1A A1†	1.468% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	300		300,226
Bain Capital Credit CLO Ltd. 2017-2A AR†	1.465% (3 Mo. LIBOR + 1.25%	)#	7/25/2030	250		249,807
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	1.468% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	250		249,415
Benefit Street Partners CLO X Ltd. 2016-10A A1R†	1.377% (3 Mo. LIBOR + 1.14%	)#	1/15/2029	350		349,149
BlueMountain CLO Ltd. 2015-2A A1R†	1.148% (3 Mo. LIBOR + .93%	)#	7/18/2027	232		231,107
BMW Floorplan Master Owner Trust 2018-1 A1†	3.15%		5/15/2023	187		189,433
Dell Equipment Finance Trust 2020-2 D†	1.92%		3/23/2026	243		244,781

See Notes to Financial Statements.	285

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		$13	$13,246
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		122	126,816
Dryden XXVI Senior Loan Fund 2013-26A AR†	1.137% (3 Mo. LIBOR + .90%	)#	4/15/2029		270	267,743
Elm CLO Ltd. 2014-1A ARR†	1.388% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		250	249,537
Elm CLO Ltd. 2014-1A BRR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		450	451,113
Elmwood CLO VI Ltd. 2020-3A A†	1.557% (3 Mo. LIBOR + 1.32%	)#	10/15/2031		250	249,969
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	150	116,159	(c)
LCM XXII Ltd. 22A A1R†	1.378% (3 Mo. LIBOR + 1.16%	)#	10/20/2028		$250	249,510
Lendmark Funding Trust 2018-1A A†	3.81%		12/21/2026		586	594,420
LoanCore Issuer Ltd. 2019-CRE2 A†	1.271% (1 Mo. LIBOR + 1.13%	)#	5/15/2036		250	247,825
Madison Park Funding XI Ltd. 2013-11A AR†	1.369% (3 Mo. LIBOR + 1.16%	)#	7/23/2029		250	250,353
Massachusetts Educational Financing Authority 2008-1 A1	1.165% (3 Mo. LIBOR + .95%	)#	4/25/2038		90	89,445
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049		312	290,358
Mercedes-Benz Master Owner Trust 2018-BA A†	0.481% (1 Mo. LIBOR + .34%	)#	5/15/2023		100	100,135
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025		32	31,648
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029		250	247,996
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034		353	362,115
Newark BSL CLO 1 Ltd. 2016-1A A1R†	1.317% (3 Mo. LIBOR + 1.10%	)#	12/21/2029		500	498,874
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023		100	102,875
Oaktree EIF III Series I Ltd. 2016-IIIA B†	2.218% (3 Mo. LIBOR + 2.00%	)#	10/20/2027		250	249,909
Octagon Investment Partners 25 Ltd. 2015-1A AR†	1.018% (3 Mo. LIBOR + .80%	)#	10/20/2026		159	158,719
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033		301	318,882
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031		100	102,857
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027		8	7,976
OZLM VIII Ltd. 2014-8A A1RR†	1.388% (3 Mo. LIBOR + 1.17%	)#	10/17/2029		397	395,577

286	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Palmer Square Loan Funding Ltd. 2018-5A A1†	1.068% (3 Mo. LIBOR + .85%	)#	1/20/2027	$196	$194,860
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	100	100,310
PFS Financing Corp. 2020-F A†	0.93%		8/15/2024	100	100,631
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	15	14,590
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	22	21,834
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	100	100,428
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	57	57,497
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	100	104,241
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	100	104,183
SCF Equipment Leasing LLC 2020-1A B†	2.02%		3/20/2028	547	554,655
Sound Point CLO III-R Ltd. 2013-2RA B†	1.725% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	250	243,281
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	47	46,424
Total					9,918,485
Total Asset-Backed Securities (cost $24,069,476)					24,303,881

CORPORATE BONDS 39.62%

Aerospace/Defense 0.68%
Boeing Co. (The)	2.80%		3/1/2023	200	205,422
Boeing Co. (The)	4.508%		5/1/2023	600	643,800
Total					849,222

Automotive 3.07%
BMW US Capital LLC†	3.90%		4/9/2025	84	94,284
Daimler Finance North America LLC†	3.40%		2/22/2022	175	181,102
Daimler Finance North America LLC†	3.65%		2/22/2024	250	272,019
Daimler Finance North America LLC†	3.875%		9/15/2021	600	615,930
General Motors Financial Co., Inc.	2.75%		6/20/2025	94	99,587
General Motors Financial Co., Inc.	3.15%		6/30/2022	88	90,975
General Motors Financial Co., Inc.	3.20%		7/6/2021	418	423,234
General Motors Financial Co., Inc.	3.45%		1/14/2022	4	4,110
General Motors Financial Co., Inc.	3.70%		5/9/2023	584	619,106
General Motors Financial Co., Inc.	5.10%		1/17/2024	603	674,348
Hyundai Capital America	1.069% (3 Mo. LIBOR + .82%	)#	3/12/2021	90	90,013
Hyundai Capital America†	3.45%		3/12/2021	25	25,194
Nissan Motor Acceptance Corp.†	2.55%		3/8/2021	75	75,266
Toyota Motor Credit Corp.	1.35%		8/25/2023	84	86,153

See Notes to Financial Statements.	287

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	$200	$206,598
Volkswagen Group of America Finance LLC†	3.125%		5/12/2023	253	267,436
Total					3,825,355

Banks: Regional 11.92%
ABN AMRO Bank NV (Netherlands)(d)	6.25%		4/27/2022	600	645,074
Associated Bank NA	3.50%		8/13/2021	7	7,132
Bank of America Corp.	0.81% (SOFR + 0.74%	)#	10/24/2024	139	139,602
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	400	424,757
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	1,000	1,050,963
Bank of America Corp.	3.95%		4/21/2025	162	181,785
Bank of America Corp.	4.00%		1/22/2025	250	279,870
Barclays Bank plc (United Kingdom)†(d)	10.179%		6/12/2021	80	83,830
BBVA Bancomer SA†	4.375%		4/10/2024	200	218,100
Canadian Imperial Bank of Commerce (Canada)(d)	0.95%		6/23/2023	86	87,109
Citibank NA	0.824% (3 Mo. LIBOR + .60%	)#	5/20/2022	250	250,501
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	1,505	1,547,608
Citigroup, Inc.	4.40%		6/10/2025	875	1,002,699
Danske Bank A/S (Denmark)†(d)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	200	203,467
Danske Bank A/S (Denmark)†(d)	5.00%		1/12/2022	983	1,029,329
Goldman Sachs Group, Inc. (The)	1.325% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	675	677,306
Goldman Sachs Group, Inc. (The)	2.876% (3 Mo. LIBOR +.82%	)#	10/31/2022	700	715,485
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025	345	382,589
HSBC USA, Inc.	9.30%		6/1/2021	27	28,085
JPMorgan Chase & Co.	3.875%		9/10/2024	200	222,952
Lloyds Banking Group plc (United Kingdom)(d)	1.326% (1 Yr Treasury CMT + 1.10%	)#	6/15/2023	200	202,144
Macquarie Bank Ltd. (Australia)†(d)	6.625%		4/7/2021	40	40,835
Morgan Stanley	0.782% (SOFR + .70%	)#	1/20/2023	175	175,630
Morgan Stanley	1.146% (3 Mo. LIBOR + .93%	)#	7/22/2022	150	150,726
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	511	546,800
Swedbank AB (Sweden)†(d)	1.30%		6/2/2023	200	203,980
UBS AG	7.625%		8/17/2022	1,286	1,432,159

288	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
UBS AG (Switzerland)(d)	5.125%		5/15/2024	$299	$330,021
UBS AG (United Kingdom)†(d)	1.75%		4/21/2022	555	565,313
Wells Fargo & Co.	2.164% (3 Mo. LIBOR + .75%	)#	2/11/2026	1,250	1,309,477
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	700	737,521
Total					14,872,849

Biotechnology Research & Production 0.28%
Royalty Pharma plc†	1.20%		9/2/2025	350	353,342

Building Materials 0.16%
Carrier Global Corp.†	2.242%		2/15/2025	75	78,824
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	126	126,011
Total					204,835

Business Services 0.44%
Equifax, Inc.	1.091% (3 Mo. LIBOR + .87%	)#	8/15/2021	10	10,034
Global Payments, Inc.	2.65%		2/15/2025	250	267,839
IHS Markit Ltd. (United Kingdom)†(d)	5.00%		11/1/2022	250	268,580
Total					546,453

Chemicals 0.86%
Celanese US Holdings LLC	5.875%		6/15/2021	4	4,107
LYB International Finance III LLC	1.23% (3 Mo. LIBOR + 1.00%	)#	10/1/2023	500	500,598
Nutrition & Biosciences, Inc.†	0.697%		9/15/2022	311	312,228
Nutrition & Biosciences, Inc.†	1.23%		10/1/2025	250	253,273
Total					1,070,206

Computer Hardware 1.04%
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	877	970,648
Hewlett Packard Enterprise Co.	0.929% (3 Mo. LIBOR + .68%	)#	3/12/2021	183	183,241
Hewlett Packard Enterprise Co.	0.954% (3 Mo. LIBOR + .72%	)#	10/5/2021	150	150,032
Total					1,303,921

Construction/Homebuilding 0.44%
Lennar Corp.	4.875%		12/15/2023	500	552,875

See Notes to Financial Statements.	289

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Containers 0.17%
WRKCo, Inc.	3.00%		9/15/2024	$200	$215,547

Drugs 2.96%
AbbVie, Inc.	2.60%		11/21/2024	290	310,121
AbbVie, Inc.	3.45%		3/15/2022	500	517,022
AstraZeneca plc (United Kingdom)(d)	2.375%		6/12/2022	500	514,508
Bayer US Finance II LLC†	3.50%		6/25/2021	325	329,827
Bayer US Finance II LLC†	3.875%		12/15/2023	700	765,433
Becton Dickinson & Co.	1.28% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	500	504,378
Cardinal Health, Inc.	1.02% (3 Mo. LIBOR + .77%	)#	6/15/2022	115	115,792
Cardinal Health, Inc.	3.50%		11/15/2024	33	36,228
Cigna Corp.	0.896% (3 Mo. LIBOR + .65%	)#	9/17/2021	597	597,153
Total					3,690,462

Electric: Power 2.50%
American Electric Power Co., Inc.	0.75%		11/1/2023	28	28,045
Ausgrid Finance Pty Ltd. (Australia)†(d)	3.85%		5/1/2023	56	59,165
Comision Federal de Electricidad (Mexico)†(d)	4.875%		1/15/2024	200	220,731
Dominion Energy, Inc.†	0.646% (3 Mo. LIBOR + .40%	)#	12/1/2020	51	51,000
Dominion Energy, Inc.	3.071%		8/15/2024	88	95,253
Dominion Energy, Inc.	4.104%		4/1/2021	111	112,345
Emera US Finance LP	2.70%		6/15/2021	350	353,440
Enel Finance International NV (Netherlands)†(d)	2.65%		9/10/2024	350	372,210
Enel Finance International NV (Netherlands)†(d)	2.75%		4/6/2023	200	209,498
Enel Finance International NV (Netherlands)†(d)	2.875%		5/25/2022	400	413,405
Enel Finance International NV (Netherlands)†(d)	4.25%		9/14/2023	400	439,198
Evergy, Inc.	2.45%		9/15/2024	6	6,364
FirstEnergy Corp.	2.85%		7/15/2022	170	174,077
Jersey Central Power & Light Co.†	4.70%		4/1/2024	200	218,715
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(d)	5.375%		5/1/2021	55	55,427
Puget Energy, Inc.	5.625%		7/15/2022	70	74,584
San Diego Gas & Electric Co.	1.914%		2/1/2022	8	7,543
TransAlta Corp. (Canada)(d)	4.50%		11/15/2022	2	2,071
Vistra Operations Co. LLC†	3.55%		7/15/2024	215	231,467
Total					3,124,538

290	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electrical Equipment 1.73%
Broadcom, Inc.	3.625%		10/15/2024	$874	$957,195
Microchip Technology, Inc.†	2.67%		9/1/2023	400	419,572
Micron Technology, Inc.	2.497%		4/24/2023	148	154,680
NXP BV/NXP Funding LLC (Netherlands)†(d)	2.70%		5/1/2025	50	53,752
NXP BV/NXP Funding LLC (Netherlands)†(d)	3.875%		9/1/2022	295	311,606
NXP BV/NXP Funding LLC (Netherlands)†(d)	4.625%		6/1/2023	236	258,657
Total					2,155,462

Electronics 0.00%
Trimble, Inc.	4.15%		6/15/2023	5	5,426

Financial Services 1.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%		1/16/2024	150	161,647
Aircastle Ltd.	4.40%		9/25/2023	232	238,493
Aircastle Ltd.	5.00%		4/1/2023	40	41,705
Aircastle Ltd.	5.50%		2/15/2022	5	5,158
Ally Financial, Inc.	4.25%		4/15/2021	12	12,160
Ally Financial, Inc.	5.125%		9/30/2024	400	459,160
Ameriprise Financial, Inc.	3.00%		4/2/2025	64	69,833
Aviation Capital Group LLC†	3.875%		5/1/2023	100	102,275
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.125%		10/1/2023	260	273,850
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%		5/15/2024	500	534,485
Jefferies Financial Group, Inc.	5.50%		10/18/2023	214	236,086
Jefferies Group LLC	5.125%		1/20/2023	40	43,687
Park Aerospace Holdings Ltd. (Ireland)†(d)	4.50%		3/15/2023	96	100,062
Total					2,278,601

Health Care Products 0.45%
Boston Scientific Corp.	3.45%		3/1/2024	145	157,438
Zimmer Biomet Holdings, Inc.	0.977% (3 Mo. LIBOR + .75%	)#	3/19/2021	408	408,083
Total					565,521

Health Care Services 0.59%
CommonSpirit Health	1.547%		10/1/2025	35	35,560
CommonSpirit Health	2.76%		10/1/2024	11	11,661
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	5	5,552
HCA, Inc.	5.25%		4/15/2025	280	326,840

See Notes to Financial Statements.	291

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Health Care Services (continued)
HCA, Inc.	5.25%		6/15/2026		$300	$354,391
Total						734,004

Household Equipment/Products 0.02%
Newell Brands, Inc.	4.35%		4/1/2023		20	21,074

Insurance 0.75%
Jackson National Life Global Funding†	0.73% (3 Mo. LIBOR + .48%	)#	6/11/2021		120	120,291
Lincoln National Corp.	4.20%		3/15/2022		75	78,652
Metropolitan Life Global Funding I†	0.90%		6/8/2023		150	152,026
Pacific Life Global Funding II†	1.20%		6/24/2025		23	23,363
Protective Life Global Funding†	1.082%		6/9/2023		150	152,557
Trinity Acquisition plc (United Kingdom)(d)	3.50%		9/15/2021		396	404,564
Total						931,453

Leasing 0.20%
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024		226	247,072

Lodging 0.21%
Las Vegas Sands Corp.	3.20%		8/8/2024		250	261,429

Machinery: Agricultural 1.00%
BAT Capital Corp.	2.789%		9/6/2024		322	344,199
BAT Capital Corp.	3.222%		8/15/2024		409	442,740
Reynolds American, Inc.	4.45%		6/12/2025		410	468,258
Total						1,255,197

Machinery: Industrial/Specialty 0.49%
CNH Industrial Capital LLC	4.875%		4/1/2021		12	12,157
CNH Industrial NV (United Kingdom)(d)	4.50%		8/15/2023		150	163,443
Otis Worldwide Corp.	0.684% (3 Mo. LIBOR + 0.45%	)#	4/5/2023		425	425,129
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024		10	10,930
Total						611,659

Manufacturing 0.04%
Pentair Finance Sarl (Luxembourg)(d)	3.15%		9/15/2022		45	45,950

Media 0.45%
Cox Communications, Inc.†	2.95%		6/30/2023		195	205,520
NBCUniversal Enterprise, Inc.†	5.25%		–	(e)	100	102,125
Time Warner Cable LLC	4.125%		2/15/2021		250	250,428
Total						558,073

292	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 1.74%
Anglo American Capital plc (United Kingdom)†(d)	3.625%		9/11/2024	$900	$979,470
Glencore Finance Canada Ltd. (Canada)†(d)	4.95%		11/15/2021	361	375,679
Glencore Funding LLC†	4.125%		5/30/2023	357	384,318
Glencore Funding LLC†	4.625%		4/29/2024	385	429,179
Total					2,168,646

Natural Gas 0.33%
National Fuel Gas Co.	3.75%		3/1/2023	242	253,379
National Fuel Gas Co.	4.90%		12/1/2021	150	154,630
Total					408,009

Oil 1.35%
Continental Resources, Inc.	4.50%		4/15/2023	4	4,107
Continental Resources, Inc.	5.00%		9/15/2022	390	391,365
Diamondback Energy, Inc.	4.75%		5/31/2025	29	32,363
Diamondback Energy, Inc.	5.375%		5/31/2025	244	254,050
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(d)	4.95%		7/19/2022	200	211,354
Parsley Energy LLC/Parsley Finance Corp.†	5.25%		8/15/2025	70	72,800
Parsley Energy LLC/Parsley Finance Corp.†	5.375%		1/15/2025	130	134,144
Phillips 66	0.833% (3 Mo. LIBOR + .60%	)#	2/26/2021	120	120,011
Saudi Arabian Oil Co. (Saudi Arabia)†(d)	2.75%		4/16/2022	200	205,960
Suncor Energy Ventures Corp. (Canada)†(d)	9.40%		9/1/2021	25	26,175
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	2.625%		8/15/2025	200	207,111
Woodside Finance Ltd. (Australia)†(d)	4.60%		5/10/2021	20	20,147
Total					1,679,587

Oil: Crude Producers 2.21%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	39	44,723
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	275	317,328
Energy Transfer Operating LP	5.875%		1/15/2024	230	255,459
Energy Transfer Operating LP	7.60%		2/1/2024	25	28,831
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	28	28,356
MPLX LP	1.342% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	343	343,055
MPLX LP	3.50%		12/1/2022	50	52,439
MPLX LP	5.25%		1/15/2025	425	436,792
NGPL PipeCo LLC†	4.375%		8/15/2022	225	234,236
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	875	958,998
Sunoco Logistics Partners Operations LP	4.40%		4/1/2021	5	5,046

See Notes to Financial Statements.	293

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Texas Eastern Transmission LP†	2.80%		10/15/2022	$50	$51,235
Total					2,756,498

Real Estate Investment Trusts 0.36%
Boston Properties LP	4.125%		5/15/2021	91	91,684
Brixmor Operating Partnership LP	1.264% (3 Mo. LIBOR + 1.05%	)#	2/1/2022	25	24,926
Equinix, Inc.	1.00%		9/15/2025	95	95,254
SL Green Operating Partnership LP	3.25%		10/15/2022	19	19,569
Vereit Operating Partnership LP	4.60%		2/6/2024	206	223,810
Total					455,243

Technology 0.87%
Baidu, Inc. (China)(d)	3.075%		4/7/2025	200	213,706
E*TRADE Financial Corp.	2.95%		8/24/2022	5	5,215
JD.com, Inc. (China)(d)	3.125%		4/29/2021	200	202,082
Tencent Holdings Ltd. (China)†(d)	2.985%		1/19/2023	200	208,261
VeriSign, Inc.	4.625%		5/1/2023	450	455,344
Total					1,084,608

Telecommunications 0.12%
Telefonica Emisiones SA (Spain)(d)	5.462%		2/16/2021	150	151,547

Toys 0.13%
Hasbro, Inc.	3.00%		11/19/2024	150	161,721

Transportation: Miscellaneous 0.23%
Canadian Pacific Railway Co. (Canada)(d)	9.45%		8/1/2021	35	37,067
Huntington Ingalls Industries, Inc.†	3.844%		5/1/2025	223	248,425
Total					285,492
Total Corporate Bonds (cost $48,700,883)					49,431,877

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.02%
Government National Mortgage Assoc. 2014-112 A	3.00%	#(f)	1/16/2048	13	13,362
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	5	4,884
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $17,375)					18,246

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 7.60%
Federal National Mortgage Assoc.(g) (cost $9,494,854)	3.00%		TBA	9,060	9,481,497

294	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
MUNICIPAL BOND 0.01%

Miscellaneous
State of Illinois (cost $7,908)	4.95%		6/1/2023	$8	$7,952

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 11.21%
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(f)	5/25/2065	255	255,647
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	100	100,992
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.071% (1 Mo. LIBOR + .93%	)#	12/15/2036	350	335,357
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A†	3.652%	#(f)	3/10/2037	230	233,479
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2036	311	309,892
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	300	307,273
BBCMS Mortgage Trust 2018-TALL A†	0.863% (1 Mo. LIBOR + .72%	)#	3/15/2037	250	242,914
BBCMS Mortgage Trust 2020-C7	2.044%		4/15/2053	250	259,502
BDS 2018-FL2 A†	1.094% (1 Mo. LIBOR + .95%	)#	8/15/2035	86	85,793
BX Commercial Mortgage Trust 2018-BIOA A†	0.812% (1 Mo. LIBOR + .67%	)#	3/15/2037	45	45,062
BX Commercial Mortgage Trust 2019-XL A†	1.061% (1 Mo. LIBOR + .92%	)#	10/15/2036	190	190,295
BX Commercial Mortgage Trust 2019-XL B†	1.221% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	95	94,977
BX Commercial Mortgage Trust 2019-XL C†	1.391% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	95	94,930
BX Commercial Mortgage Trust 2019-XL D†	1.591% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	95	94,768
BX Commercial Mortgage Trust 2019-XL E†	1.941% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	95	94,676
BX Trust 2017-SLCT D†	2.191% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	9	8,736
BX Trust 2018-GW A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2035	24	23,383
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(f)	5/15/2052	50	51,666	(c)
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	78	81,135
CHT Mortgage Trust 2017-CSMO C†	1.641% (1 Mo. LIBOR + 1.50%	)#	11/15/2036	300	293,108

See Notes to Financial Statements.	295

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2012-GC8 A4	3.024%		9/10/2045	$135	$138,531
Citigroup Commercial Mortgage Trust 2013-375P C†	3.635%	#(f)	5/10/2035	275	278,273
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	8	8,651
Citigroup Commercial Mortgage Trust 2016-GC36	3.616%		2/10/2049	100	111,584
Citigroup Commercial Mortgage Trust 2016-GC37	3.314%		4/10/2049	225	248,463
Citigroup Commercial Mortgage Trust 2018-B2 A2 3.788%			3/10/2051	6	6,300
Commercial Mortgage Pass-Through Certificates 2014-277P A†	3.732%	#(f)	8/10/2049	100	108,064
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	107	117,287
Commercial Mortgage Pass-Through Certificates 2014-UBS5 A4	3.838%		9/10/2047	178	195,955
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	17	19,094
Commercial Mortgage Pass-Through Certificates 2015-DC1 A4	3.078%		2/10/2048	280	293,362
Commercial Mortgage Pass-Through Certificates 2015-LC21 A4	3.708%		7/10/2048	219	243,371
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.576%	#(f)	7/10/2050	10	10,695
Commercial Mortgage Pass-Through Certificates 2016-GCT B†	3.086%		8/10/2029	214	214,652
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	241	240,446
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	166	167,167
CSMC Trust 2020-NQM1 A1†	1.208%		5/25/2065	337	338,475
DBWF Mortgage Trust 2018-GLKS A†	1.179% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	235	231,126
Deephaven Residential Mortgage Trust 2020-2 A1†	1.692%		5/25/2065	144	144,469
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(f)	5/25/2065	127	128,846
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	161	161,962
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	100,554
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	160	161,663
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	0.50%	#(f)	10/15/2036	21,863	39,353
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.641% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	96,361
GS Mortgage Securities Corp. Trust 2019-SMP A†	1.291% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	385	377,366

296	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.641% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	$185	$178,678
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	0.606%	#(f)	8/15/2032	10,131	2,520
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	339	367,899
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	225	248,740
GS Mortgage Securities Trust 2016-GS2	3.05%		5/10/2049	225	243,889
Hilton Orlando Trust 2018-ORL A†	0.911% (1 Mo. LIBOR + .77%	)#	12/15/2034	28	27,238
HMH Trust 2017-NSS C†	3.787%		7/5/2031	28	26,548
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	89,963
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	225	239,382
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	66	65,726
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	239	232,599
JPMorgan Chase Commercial Mortgage Securities Trust 2017-FL11 D†	2.281% (1 Mo. LIBOR + 2.14%	)#	10/15/2032	34	31,170
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	18	17,930
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	8	7,690
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.741% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	146	139,895
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	12	11,603
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.35% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	12	11,331
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	2.70% (1 Mo. LIBOR + 1.70%	)#	11/15/2035	12	11,136
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	10	9,528

See Notes to Financial Statements.	297

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	$19	$20,064
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	10	10,432
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.788% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	12	11,681
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	14	14,498
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	138	144,688
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	33	32,837	(c)
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	93,211
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A5	4.064%		2/15/2047	40	43,577
Morgan Stanley Capital Barclays Bank Trust 2016-MART A†	2.20%		9/13/2031	206	205,658
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	89	91,322
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	25	25,697
Morgan Stanley Capital I Trust 2012-STAR A2†	3.201%		8/5/2034	500	500,317
Motel 6 Trust 2017-MTL6 C†	1.541% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	8	7,986
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	36	35,575
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(f)	11/15/2032	33	34,236
New Residential Mortgage Loan Trust 2019-NQM3 A1†	2.802%	#(f)	7/25/2049	333	337,135
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	16	16,843
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	17	17,685
RETL 2019-RVP C†	2.241% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	50	45,470
SLIDE 2018-FUN A†	1.041% (1 Mo. LIBOR + .90%	)#	6/15/2031	9	9,172
SLIDE 2018-FUN B†	1.391% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	9	9,013
SLIDE 2018-FUN C†	1.691% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	9	8,899
SLIDE 2018-FUN XCP IO†	0.976%	#(f)	12/15/2020	5,609	2,275	(c)
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(f)	4/25/2065	213	214,878

298	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	$100	$98,294
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	45	46,771
UBS-Barclays Commercial Mortgage Trust 2013 C6 A4	3.244%		4/10/2046	82	85,840
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	20	20,878
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	9	9,115
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	160	161,007
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	278	278,611
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(f)	3/25/2060	120	122,281
Vista Point Securitization Trust 2020-1 A1†	1.763%	#(f)	3/25/2065	223	224,986
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(f)	4/25/2065	119	119,669
VMC Finance LLC 2019-FL3 A†	1.244% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	371	365,888
VNDO Mortgage Trust 2012-6AVE C†	3.448%	#(f)	11/15/2030	309	316,990
Wells Fargo Commercial Mortgage Trust 2014 LC16 A4	3.548%		8/15/2050	21	22,486
Wells Fargo Commercial Mortgage Trust 2015-C26 AS	3.58%		2/15/2048	40	43,030
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A3	3.354%		9/15/2057	24	26,483
Wells Fargo Commercial Mortgage Trust 2017-RC1 A2	3.118%		1/15/2060	112	114,477
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	25	27,021
West Town Mall Trust 2017-KNOX C†	4.491%	#(f)	7/5/2030	15	14,746
West Town Mall Trust 2017-KNOX D†	4.491%	#(f)	7/5/2030	15	14,587
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.90%	#(f)	6/15/2045	25	22,945
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	22	22,376
WF-RBS Commercial Mortgage Trust 2013-C18 A4	3.896%		12/15/2046	23	24,018
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	87	94,910
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.995%		5/15/2047	140	153,369
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(f)	8/10/2031	275	276,597
Total Non-Agency Commercial Mortgage-Backed Securities (cost $14,029,429)					13,989,644

See Notes to Financial Statements.	299

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 24.94%
U.S. Treasury Bill	Zero Coupon	2/4/2021	$1,962	$1,961,751
U.S. Treasury Note	0.125%	9/30/2022	7,906	7,904,147
U.S. Treasury Note	0.125%	10/31/2022	12,084	12,080,224
U.S. Treasury Note	2.50%	1/31/2021	9,136	9,171,867
Total U.S. Treasury Obligations (cost $31,111,787)				31,117,989
Total Long-Term Investments (cost $127,431,712)				128,351,086

SHORT-TERM INVESTMENT 6.62%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $8,216,000 of U.S. Treasury Note at 1.375% due 10/15/2022; value: $8,417,059; proceeds: $8,251,997 (cost $8,251,997)			8,252	8,251,997
Total Investments in Securities 109.50% (cost $135,683,709)				136,603,083
Liabilities in Excess of Cash, Foreign Cash and Other Assets(h) (9.50%)				(11,848,077)
Net Assets 100.00%				$124,755,006

CAD	Canadian dollar.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $45,518,137, which represents 36.49% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Amount is less than $1,000.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Foreign security traded in U.S. dollars.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

300	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2020

Credit Default Swaps on Indexes - Sell Protection at November 30, 2020(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.A.6	Morgan Stanley	2.00%	5/11/2063	$1,143,000	$1,035,894	$5,318	$(112,424)	$(107,106)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $112,424.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	12/15/2020	148,000	$112,332	$113,970	$(1,638)

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	10	Long	$2,207,673	$2,208,516	$843

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2021	55	Short	$(6,926,897)	$(6,931,719)	$(4,822)

See Notes to Financial Statements.	301

Schedule of Investments (concluded)

SHORT DURATION CORE BOND FUND November 30, 2020

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$9,802,326	$116,159	$9,918,485
Remaining Industries	–	14,385,396	–	14,385,396
Corporate Bonds	–	49,431,877	–	49,431,877
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	18,246	–	18,246
Government Sponsored Enterprises Pass-Through	–	9,481,497	–	9,481,497
Municipal Bond	–	7,952	–	7,952
Non-Agency Commercial Mortgage-Backed Securities	–	13,902,866	86,778	13,989,644
U.S. Treasury Obligations	–	31,117,989	–	31,117,989
Short-Term Investment
Repurchase Agreement	–	8,251,997	–	8,251,997
Total	$–	$136,400,146	$202,937	$136,603,083
Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(107,106)	–	(107,106)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(1,638)	–	(1,638)
Futures Contracts
Assets	843	–	–	843
Liabilities	(4,822)	–	–	(4,822)
Total	$(3,979)	$(108,744)	$–	$(112,723)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

302	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.01%

ASSET-BACKED SECURITIES 19.39%

Automobiles 6.09%
ACC Trust 2019-1 A†	3.75%	5/20/2022	$5,283	$5,309,937
AmeriCredit Automobile Receivables Trust 2017-2 B	2.40%	5/18/2022	1,199	1,200,538
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	49,146	49,733,511
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	10,237	10,263,330
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	26,036	26,150,236
AmeriCredit Automobile Receivables Trust 2019-1 B	3.13%	2/18/2025	28,000	29,042,107
AmeriCredit Automobile Receivables Trust 2019-1 C	3.36%	2/18/2025	37,000	39,038,767
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	36,007	36,671,181
ARI Fleet Lease Trust 2020-A A2†	1.77%	8/15/2028	31,556	31,877,922
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	20,870	21,125,849
Avid Automobile Receivables Trust 2018-1 A†	2.84%	8/15/2023	115	114,869
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%	12/20/2021	1,955	1,956,753
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	18,834	18,925,472
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	18,282	18,578,768
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	7,324	7,342,435
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	3,670	3,678,218
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	11,116	11,155,303
Capital One Prime Auto Receivables Trust 2019-2 A2	2.06%	9/15/2022	14,214	14,272,153
Capital One Prime Auto Receivables Trust 2020-1 A2	1.64%	6/15/2023	99,057	99,634,508
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	9,131	9,138,724
CarMax Auto Owner Trust 2017-3 B	2.44%	2/15/2023	12,944	13,131,254
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	22,938	23,044,177
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	49,773	50,044,185
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	15,037	15,335,364
CarMax Auto Owner Trust 2020-2 A4	2.05%	5/15/2025	35,931	37,401,185
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	23,649	24,295,181
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	3,150	3,154,941
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	12,073	12,098,264
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	22,160	22,307,822
Chesapeake Funding II LLC 2019-1A A1†	2.94%	4/15/2031	12,277	12,522,073
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	7,500	7,602,156
CPS Auto Receivables Trust 2017-D†	3.73%	9/15/2023	8,345	8,480,317
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	10,497	10,577,296
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	3,500	3,611,273

See Notes to Financial Statements.	303

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	$7,419	$7,582,326
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	7,919	8,110,116
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	26,690	26,988,490
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	32,337	32,980,878
CPS Auto Receivables Trust 2020-A E†	4.09%	12/15/2025	11,448	11,606,620
CPS Auto Receivables Trust 2020-B E†	5.75%	12/15/2023	16,011	16,541,473
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	10,352	10,491,044
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	1,432	1,451,112
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	16,422	16,821,314
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	64,574	65,271,402
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	8,608	8,743,039
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	3,253	3,263,070
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	21,325	21,455,126
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	32,430	32,728,067
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	45,962	47,854,954
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	46,539	47,762,045
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	21,911	22,083,942
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	43,447	44,708,388
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	27,276	28,668,612
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	60,721	62,004,363
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	46,783	48,306,376
Drive Auto Receivables Trust 2020-2 A3	0.83%	5/15/2024	13,000	13,068,900
Drive Auto Receivables Trust 2020-2 B	1.42%	3/17/2025	9,000	9,124,783
Enterprise Fleet Financing LLC 2017-3 A3†	2.36%	5/20/2023	29,590	29,872,384
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	91,648	91,749,839
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	4,669	4,676,703
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	43,025	43,508,980
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	7,586	7,594,440
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	28,213	29,473,447
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	4,945	4,963,238
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	2,315	2,316,759
Flagship Credit Auto Trust 2019-1 A†	3.11%	8/15/2023	16,226	16,440,400
Ford Credit Auto Owner Trust 2016-2 A†	2.03%	12/15/2027	39,189	39,557,674
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	38,244	39,545,979
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	97,520	104,815,140
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	49,734	54,310,184
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	80,663	80,803,741
Ford Credit Auto Owner Trust REV1 2016-1 A†	2.31%	8/15/2027	58,297	58,542,209

304	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%	10/15/2024	$11,175	$11,437,420
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	37,501	37,739,947
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%	7/20/2023	38,356	38,600,619
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	13,645	14,318,171
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%	8/18/2025	103,164	103,302,756
Honda Auto Receivables Owner Trust 2019-1 A4	2.90%	6/18/2024	11,000	11,450,171
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%	7/15/2024	38,483	38,840,761
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	81,872	82,045,503
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	22,161	22,249,729
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	4,870	4,884,604
Nissan Auto Lease Trust 2020-B A3	0.43%	10/16/2023	93,172	93,373,494
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	6,561	6,626,845
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	54,487	55,238,570
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	2,606	2,612,731
Santander Drive Auto Receivables Trust 2018-1 C	2.96%	3/15/2024	16,091	16,184,844
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	29,463	29,897,958
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	37,624	38,061,071
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	66,714	68,076,934
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	39,672	41,118,536
TCF Auto Receivables Owner Trust 2016-1A C†	2.51%	9/15/2022	5,943	5,947,886
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	291	291,638
Toyota Auto Loan Extended Note Trust 2020-1†	1.35%	5/25/2033	183,629	188,851,813
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%	5/15/2023	95,278	95,297,227
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%	1/15/2025	84,958	85,091,299
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%	11/20/2024	73,843	74,646,249
Westlake Automobile Receivables Trust 2018-2A C†	3.50%	1/16/2024	2,488	2,499,980
Westlake Automobile Receivables Trust 2019-1A B†	3.26%	10/17/2022	21,268	21,421,038
Westlake Automobile Receivables Trust 2019-1A C†	3.45%	3/15/2024	11,100	11,332,088
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%	2/15/2023	35,791	35,981,143
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	47,426	48,893,228
Westlake Automobile Receivables Trust 2019-3A B†	2.41%	10/15/2024	54,950	55,900,355
Westlake Automobile Receivables Trust 2019-3A C†	2.49%	10/15/2024	62,191	63,613,544
World Omni Auto Receivables Trust 2017-A A3	1.93%	9/15/2022	3,961	3,976,370
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%	2/15/2024	48,093	48,193,029
World Omni Select Auto Trust 2018-1A B†	3.68%	7/15/2023	10,171	10,305,804

See Notes to Financial Statements.	305

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	$29,174	$30,236,651
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	8,886	9,177,690
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	25,464	26,066,870
Total					3,408,388,192

Credit Cards 2.59%
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	32,359	33,418,803
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	12,714	13,104,861
Barclays Dryrock Issuance Trust 2018-1 A	0.471% (1 Mo. LIBOR + .33%	)#	7/15/2024	25,054	25,099,012
Capital One Multi-Asset Execution Trust 2019-A2	1.72%		8/15/2024	21,487	21,973,324
Discover Card Execution Note Trust 2018-A2	0.471% (1 Mo. LIBOR + .33%	)#	8/15/2025	5,100	5,110,797
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	147,428	147,844,130
Golden Credit Card Trust 2018-4A A†	3.44%		8/15/2025	53,391	57,772,351
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	7,742	7,750,320
Master Credit Card Trust II 2020-1A A†	1.99%		9/21/2024	12,223	12,675,540
Master Credit Card Trust II Series 2018-1A A†	0.636% (1 Mo. LIBOR + .49%	)#	7/21/2024	149,590	150,028,029
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	99,892	100,143,734
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	14,959	15,269,473
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	133,732	134,916,277
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	42,808	43,027,073
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	36,807	38,127,587
Trillium Credit Card Trust II 2019-2A A†	3.038%		1/26/2024	69,423	69,705,913
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	193,189	194,931,410
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	95,554	98,163,389
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	19,966	20,405,296
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	132,685	137,102,906
World Financial Network Credit Card Master Trust 2019-A M	3.61%		12/15/2025	29,519	30,317,341
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	4,451	4,594,827
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	81,918	84,518,552
Total					1,446,000,945

306	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Equity 0.00%
Meritage Mortgage Loan Trust 2004-2 M3	1.125% (1 Mo. LIBOR + .98%	)#	1/25/2035	$36	$37,090

Other 10.71%
A10 Bridge Asset Financing LLC 2019-B A1†	3.085%		8/15/2040	70,717	72,060,556
ACAM Ltd. 2019-FL1 A†	1.536% (1 Mo. LIBOR + 1.40%	)#	11/17/2034	95,022	94,857,707
ACAM Ltd. 2019-FL1 AS†	1.886% (1 Mo. LIBOR + 1.75%	)#	11/17/2034	25,000	24,909,343	(a)
Ally Master Owner Trust 2018-2 A	3.29%		5/15/2023	1,893	1,919,513
AMMC CLO 16 Ltd. 2015-16A AR†	1.489% (3 Mo. LIBOR + 1.26%	)#	4/14/2029	32,000	31,889,728
AMMC CLO 19 Ltd. 2016-19A AR†	1.377% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	83,322	82,742,515
AMMC CLO Ltd. 2016-19A BR†	2.037% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	29,854	29,709,418
AMMC CLO Ltd. 2016-19A CR†	2.787% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	13,000	12,855,865
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	21,911	22,289,217
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	43,713	44,559,188
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	1.272% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	31,258	31,145,212
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	1.272% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	40,886	40,738,373
Apex Credit CLO Ltd. 2016-1A AS1R†	1.517% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	79,615	79,667,578
Apex Credit CLO Ltd. 2016-1A B1R†	2.067% (3 Mo. LIBOR + 1.85%	)#	10/27/2028	16,704	16,591,094
Apex Credit CLO Ltd. 2017-1A B†	2.165% (3 Mo. LIBOR + 1.95%	)#	4/24/2029	18,374	18,373,515
Apidos CLO XXII 2015-22A A1R†	1.278% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	80,936	80,468,238
Apidos CLO XXVIII 2017 27A A1†	1.428% (3 Mo. LIBOR + 1.21%	)#	7/17/2030	5,400	5,403,369
Aqua Finance Trust 2019-A 2019-A A†	3.14%		7/16/2040	53,282	54,636,880
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	1.131% (1 Mo. LIBOR + .99%	)#	12/15/2027	47,836	47,607,425

See Notes to Financial Statements.	307

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.291% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	$35,293	$35,184,100
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	1.291% (1 Mo. LIBOR + 1.15%	)#	5/15/2037	55,615	55,231,256
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	996	997,602
Atrium IX-9A AR†	1.496% (3 Mo. LIBOR + 1.24%	)#	5/28/2030	22,050	22,034,479
Avery Point V CLO Ltd. 2014-5A AR†	1.198% (3 Mo. LIBOR + .98%	)#	7/17/2026	14,988	14,966,522
Bain Capital Credit CLO Ltd. 2017-1A A1†	1.468% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	24,421	24,439,172
Bain Capital Credit CLO Ltd. 2017-2A AR†	1.465% (3 Mo. LIBOR + 1.25%	)#	7/25/2030	29,812	29,801,802
BDS Ltd. 2019-FL3 A†	1.544% (1 Mo. LIBOR + 1.40%	)#	12/15/2035	44,031	43,923,124
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	1.468% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	8,896	8,875,179
Benefit Street Partners CLO IV Ltd. 2014-IVA A2RR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	24,750	24,689,848
BlueMountain CLO Ltd. 2012-2A AR2†	1.274% (3 Mo. LIBOR + 1.05%	)#	11/20/2028	10,340	10,309,653
BlueMountain CLO Ltd. 2013-1A A1R2†	1.448% (3 Mo. LIBOR + 1.23%	)#	1/20/2029	72,429	72,310,790
BlueMountain CLO Ltd. 2013-1A A2R2†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	27,442	27,347,720
BlueMountain CLO Ltd. 2015-2A A1R†	1.148% (3 Mo. LIBOR + .93%	)#	7/18/2027	13,203	13,151,617
BlueMountain CLO Ltd. 2016-2A A1R†	1.534% (3 Mo. LIBOR + 1.31%	)#	8/20/2032	26,500	26,278,367
Bowman Park CLO Ltd. 2014-1A AR†	1.393% (3 Mo. LIBOR + 1.18%	)#	11/23/2025	4,401	4,404,121
BSPRT Issuer, Ltd. 2019 FL5 A†	1.291% (1 Mo. LIBOR + 1.15%	)#	5/15/2029	48,248	47,765,520
Cent CLO Ltd. 2013-19A A1A†	1.543% (3 Mo. LIBOR + 1.33%	)#	10/29/2025	4,717	4,716,787
CIFC Funding III Ltd. 2020-3A A1†	1.555% (3 Mo. LIBOR + 1.35%	)#	10/20/2031	64,891	64,952,263
Colombia Cent CLO Ltd. 2018-27A A2A†	1.815% (3 Mo. LIBOR + 1.60%	)#	10/25/2028	5,608	5,547,861
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024	10,587	10,592,246

308	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		$2,369	$2,369,051
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		28,262	29,424,598
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		16,887	17,509,619
DLL LLC 2018-1 A3†	3.10%		4/18/2022		17,441	17,500,185
DLL LLC 2018-1 A4†	3.27%		4/17/2026		64,285	65,651,931
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021		1,587	1,588,360
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025		32,826	33,132,785
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		940	949,796
Dryden 49 Senior Loan Fund 2017-49A A†	1.428% (3 Mo. LIBOR + 1.21%	)#	7/18/2030		15,700	15,696,144
Dryden 55 CLO Ltd. 2018-55A A1†	1.257% (3 Mo. LIBOR + 1.02%	)#	4/15/2031		20,170	19,952,294
Dryden XXV Senior Loan Fund 2012-25A BRR†	1.587% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		26,320	26,172,597
Elm CLO Ltd. 2014-1A ARR†	1.388% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		23,117	23,074,220
Elm CLO Ltd. 2014-1A BRR†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		13,468	13,500,809
Elmwood CLO VI Ltd. 2020-3A A†	1.557% (3 Mo. LIBOR + 1.32%	)#	10/15/2031		69,849	69,840,006
ENVA LLC 2019-A A†	3.96%		6/22/2026		1,738	1,741,597
Fairstone Financial Issuance Trust I 2019-1A A†(b)	3.948%		3/21/2033	CAD	17,751	13,810,297
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	7,974	6,174,984	(a)
Fairstone Financial Issuance Trust I 2019-1A C†(b)	6.299%		3/21/2033	CAD	15,035	11,725,147	(a)
Fairstone Financial Issuance Trust I 2019-1A D†(b)	7.257%		3/21/2033	CAD	8,879	6,871,910	(a)
Fairstone Financial Issuance Trust I 2020-1A A†(b)	2.509%		10/20/2039	CAD	25,300	19,687,090	(a)
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024		$137,580	142,032,364
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026		87,348	94,555,485
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025		5,297	5,314,508
GPMT Ltd. 2019-FL2 A†	1.447% (1 Mo. LIBOR + 1.30%	)#	2/22/2036		37,750	37,514,062
Gracie Point International Funding 2020-B A†	1.527% (1 Mo. LIBOR + 1.40%	)#	5/2/2023		75,000	75,175,781	(a)
Grand Avenue CRE 2019-FL1 A†	1.261% (1 Mo. LIBOR + 1.12%	)#	6/15/2037		115,644	115,025,305
Grand Avenue CRE 2019-FL1 AS†	1.641% (1 Mo. LIBOR + 1.50%	)#	6/15/2037		43,369	43,149,987
GreatAmerica Leasing Receivables Funding LLC Series 2019-1†	3.21%		2/18/2025		17,040	17,868,747
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.691% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		52,464	51,820,440

See Notes to Financial Statements.	309

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.291% (1 Mo. LIBOR + 2.15%	)#	9/15/2028	$22,123	$21,721,923
Greywolf CLO IV Ltd. 2019-1A A2†	2.168% (3 Mo. LIBOR + 1.95%	)#	4/17/2030	33,591	33,616,217
Greywolf CLO VII Ltd. 2018-2A A1†	1.398% (3 Mo. LIBOR + 1.18%	)#	10/20/2031	37,250	37,235,432
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.295% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	12,323	12,262,634
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	1.865% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	15,727	15,571,293
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.918% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	23,027	22,958,969
HPEFS Equipment Trust 2020-1A A2†	1.73%		2/20/2030	36,079	36,371,294
HPEFS Equipment Trust 2020-1A A3†	1.76%		2/20/2030	30,701	31,191,872
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030	9,253	9,436,073
HPS Loan Management Ltd. 10-2016 A1R†	1.358% (3 Mo. LIBOR + 1.14%	)#	1/20/2028	13,178	13,162,262
HPS Loan Management Ltd. 10-2016 A2R†	1.968% (3 Mo. LIBOR + 1.75%	)#	1/20/2028	38,834	38,846,027
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	104,777	107,952,854
Jackson Mill CLO Ltd. 2015-1A AR†	1.067% (3 Mo. LIBOR + .83%	)#	4/15/2027	44,986	44,850,060
Jamestown CLO IX Ltd. 2016-9A A1AR†	1.388% (3 Mo. LIBOR + 1.17%	)#	10/20/2028	20,150	20,129,850
Jamestown CLO IX Ltd. 2016-9A A2R†	2.068% (3 Mo. LIBOR + 1.85%	)#	10/20/2028	24,250	24,310,458
Jamestown CLO VII Ltd. 2015-7A A1R†	1.045% (3 Mo. LIBOR + .83%	)#	7/25/2027	7,464	7,411,347
Jamestown CLO VII Ltd. 2015-7A A2R†	1.515% (3 Mo. LIBOR + 1.30%	)#	7/25/2027	35,299	34,759,543
JFIN CLO Ltd. 2013-1A A1NR†	1.608% (3 Mo. LIBOR + 1.39%	)#	1/20/2030	72,557	72,345,513
JFIN CLO Ltd. 2013-1A A2R†	2.418% (3 Mo. LIBOR + 2.20%	)#	1/20/2030	37,291	37,677,267
JFIN CLO Ltd. 2014-1A B1R†	1.668% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	9,750	9,741,493
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	55,397	55,473,552
KKR CLO Ltd. 16 A2R†	2.018% (3 Mo. LIBOR + 1.80%	)#	1/20/2029	22,750	22,790,438

310	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
KKR CLO Ltd. 30A A1†	1.736% (3 Mo. LIBOR + 1.50%	)#	10/17/2031	$28,750	$28,715,764
KVK CLO Ltd. 2016-1A B†	2.487% (3 Mo. LIBOR + 2.25%	)#	1/15/2029	7,875	7,877,565
LCM XXII Ltd. 22A A1R†	1.378% (3 Mo. LIBOR + 1.16%	)#	10/20/2028	11,750	11,726,966
LMREC, Inc. 2019-CRE3 A†	1.551% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	85,093	84,377,921
LoanCore Issuer Ltd. 2019-CRE2 A†	1.271% (1 Mo. LIBOR + 1.13%	)#	5/15/2036	92,720	91,913,336
M360 LLC 2018-CRE1 A†	4.395%		7/24/2028	19,022	19,031,639
M360 LLC 2019-CRE2 A†	1.541% (1 Mo. LIBOR + 1.40%	)#	9/15/2034	85,455	84,254,793
M360 LLC 2019-CRE2 B†	2.391% (1 Mo. LIBOR + 2.25%	)#	9/15/2034	10,311	9,905,374
Madison Park Funding XI Ltd. 2013-11A AR†	1.369% (3 Mo. LIBOR + 1.16%	)#	7/23/2029	7,639	7,649,797
Madison Park Funding XVI Ltd. 2015-16A A2R†	2.118% (3 Mo. LIBOR + 1.90%	)#	4/20/2026	13,623	13,626,406
Marble Point CLO XV Ltd. 2019-1A A1†	1.629% (3 Mo. LIBOR + 1.42%	)#	7/23/2032	16,000	15,927,731
Mariner CLO 8 Ltd. 2020-8A A†	1.488% (3 Mo. LIBOR + 1.27%	)#	4/20/2033	38,000	37,754,911
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	83,702	86,611,908
Mercer Field II CLO Ltd. 2017-1A A1†	1.567% (3 Mo. LIBOR + 1.33%	)#	4/15/2029	13,148	13,165,138
MidOcean Credit CLO VI 2016-6A BR†	2.118% (3 Mo. LIBOR + 1.90%	)#	1/20/2029	31,307	31,266,445
Mountain Hawk III CLO Ltd. 2014-3A AR†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	9,673	9,677,990
Mountain View CLO 2017-1A BR†	1.98% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	37,002	36,709,025
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	90,527	89,801,641
Mountain View CLO XIV Ltd. 2019-1A A1†	1.727% (3 Mo. LIBOR + 1.49%	)#	4/15/2029	40,965	40,948,008
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	6,548	6,715,149
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	26,530	26,715,443
Neuberger Berman CLO XIX Ltd. 2015-19A A1R2†	1.037% (3 Mo. LIBOR + .80%	)#	7/15/2027	12,966	12,910,856

See Notes to Financial Statements.	311

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Newark BSL CLO 1 Ltd. 2016-1A A1R†	1.317% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	$67,907	$67,754,296
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	48,361	49,751,166
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	19,277	19,801,986
Nissan Master Owner Trust Receivables 2019-A A	0.701% (1 Mo. LIBOR + .56%	)#	2/15/2024	85,000	85,409,819
Northwoods Capital 20 Ltd. 2019-20A B†	2.215% (3 Mo. LIBOR + 2.00%	)#	1/25/2030	31,824	31,832,112
Northwoods Capital Ltd. 2019-20A A1†	1.535% (3 Mo. LIBOR + 1.32%	)#	1/25/2030	23,833	23,839,525
Oaktree CLO 2014-1A A1R†	1.511% (3 Mo. LIBOR + 1.29%	)#	5/13/2029	26,179	26,063,914
Oaktree CLO 2014-1A A2R†	2.071% (3 Mo. LIBOR + 1.85%	)#	5/13/2029	17,750	17,484,998
Oaktree CLO Ltd. 2015-1A A1R†	1.088% (3 Mo. LIBOR + .87%	)#	10/20/2027	26,935	26,867,135
OCP CLO Ltd. 2015-10A A2AR†	1.515% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	24,351	24,246,865
OCP CLO Ltd. 2015-9A A2R†	1.587% (3 Mo. LIBOR + 1.35%	)#	7/15/2027	25,719	25,675,424
OCP CLO Ltd. 2016-12A A1R†	1.338% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	37,594	37,633,120
OCP CLO Ltd. 2016-12A A2R†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	26,701	26,785,701
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	7,689	8,145,799
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	83,586	84,322,551
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	18,443	18,969,976
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	34,057	36,965,424
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	16,450	16,754,611
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	11,407	11,862,186
Orec Ltd. 2018-CRE1 A†	1.321% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	70,853	69,790,205
OZLM Funding III Ltd. 2013-3A A1RR†	1.396% (3 Mo. LIBOR + 1.18%	)#	1/22/2029	67,020	67,083,239
OZLM Funding III Ltd. 2013-3A A2AR†	2.166% (3 Mo. LIBOR + 1.95%	)#	1/22/2029	23,550	23,575,926
OZLM VIII Ltd. 2014-8A A1RR†	1.388% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	32,900	32,792,339
OZLM XVII Ltd. 2017 17A A1†	1.468% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	14,087	14,081,185

312	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	$42,352	$42,227,253
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	27,439	27,124,437
Palmer Square Loan Funding Ltd. 2018-4A A1†	1.121% (3 Mo. LIBOR + .90%	)#	11/15/2026	8,640	8,627,998
Palmer Square Loan Funding Ltd. 2018-5A A1†	1.068% (3 Mo. LIBOR + .85%	)#	1/20/2027	36,318	36,181,274
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	18,310	18,059,279
Parallel Ltd. 2015-1A AR†	1.068% (3 Mo. LIBOR + .85%	)#	7/20/2027	20,326	20,229,268
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	80,262	80,510,836
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	71,520	71,925,504
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	56,141	56,435,016
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	26,270	26,264,030
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	53,811	53,408,329
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	2,050	2,055,293	(a)
Prima Capital CRE Securitization Ltd. 2013-3A C†	5.00%		10/24/2035	35,011	34,442,054
Prima Capital CRE Securitization Ltd. 2015-4A MR-A†	2.55%		8/24/2049	29,939	29,954,991
Recette CLO Ltd. 2015-1A AR†	1.138% (3 Mo. LIBOR + .92%	)#	10/20/2027	5,287	5,278,343
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	3,700	3,694,947
Salem Fields CLO Ltd. 2016-2A A2R†	1.915% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	30,313	30,266,112
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	5,060	5,081,674
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	20,548	20,613,966
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	2,603	2,605,517
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	70,120	70,414,798
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	40,150	40,456,296
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	101,195	104,762,873
Seneca Park CLO Ltd. 2014-1A AR†	1.338% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	348	347,922
Shackleton CLO Ltd. 2016-9A B†	2.118% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	13,250	13,250,863
SLC Student Loan Trust 2008-1 A4A	1.85% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	21,890	22,249,651
Sound Point CLO III-R Ltd. 2013-2RA B†	1.725% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	10,000	9,731,245

See Notes to Financial Statements.	313

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Sound Point CLO XI Ltd. 2016-1A AR†	1.318% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	$43,040	$42,839,154
Sound Point CLO XII Ltd. 2016-2A BR†	2.018% (3 Mo. LIBOR + 1.80%	)#	10/20/2028	11,349	11,290,222
Sound Point Clo XV Ltd. 2017-1A AR†	1.359% (3 Mo. LIBOR + 1.15%	)#	1/23/2029	67,816	67,615,190
Sound Point Clo XV Ltd. 2017-1A B†	1.959% (3 Mo. LIBOR + 1.75%	)#	1/23/2029	18,414	18,394,100
Thacher Park CLO Ltd. 2014-1A AR†	1.378% 3 Mo. LIBOR + 1.16%	)#	10/20/2026	10,470	10,477,179
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	49,415	48,873,321
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	1.274% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	54,087	53,748,956
TRTX Issuer Ltd. 2019-FL3 A†	1.294% (1 Mo. LIBOR + 1.15%	)#	10/15/2034	14,475	14,339,659
Verizon Owner Trust 2020-B A	0.47%		2/20/2025	77,688	77,939,989
Verizon Owner Trust 2020-C A	0.41%		4/21/2025	106,862	107,028,598
WhiteHorse VIII Ltd. 2014-1A BR†	1.664% (3 Mo. LIBOR + 1.45%	)#	5/1/2026	55,578	55,540,763
Total					5,987,651,441
Total Asset-Backed Securities (cost $10,742,951,914)					10,842,077,668

				Shares (000)

COMMON STOCKS 0.06%

Oil
Oasis Petroleum, Inc.*				1,054	36,035,382
Templar Energy LLC Class A Units				178	14,212	(a)
Total Common Stocks (cost $96,986,438)					36,049,594

				Principal Amount (000)

CONVERTIBLE BONDS 0.13%

Energy Equipment & Services 0.02%
SunPower Corp.	0.875%		6/1/2021	$8,170	8,210,850

Technology 0.11%
Weibo Corp. (China)(c)	1.25%		11/15/2022	66,436	63,781,086
Total Convertible Bonds (cost $71,949,504)					71,991,936

314	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 47.45%

Aerospace/Defense 0.68%
Boeing Co. (The)	2.30%		8/1/2021	$25,471	$25,731,162
Boeing Co. (The)	4.508%		5/1/2023	138,170	148,256,352
Boeing Co. (The)	4.875%		5/1/2025	147,561	164,887,406
Howmet Aerospace, Inc.	5.125%		10/1/2024	35,383	38,519,703
Total					377,394,623

Air Transportation 0.18%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(c)	3.875%		3/15/2023	8,107	7,203,749
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(c)	5.00%		12/15/2023	4,726	4,008,107
American Airlines 2011-1 Class A Pass-Through Trust	5.25%		1/31/2021	3,538	3,515,489
American Airlines 2013-1 Class B Pass-Through Trust†	5.625%		1/15/2021	4,588	4,509,650
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		10/1/2022	12,375	9,077,584
American Airlines Group, Inc.†	3.75%		3/1/2025	52,084	34,334,814
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	21,192	23,591,545
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		4/11/2022	4,680	4,612,610
United Airlines, Inc.	6.636%		7/2/2022	4,515	4,519,207
US Airways 2012-2 Class B Pass-Through Trust	6.75%		6/3/2021	7,024	6,758,286
Total					102,131,041

Apparel 0.04%
William Carter Co. (The)†	5.50%		5/15/2025	21,235	22,548,916

Auto Parts: Original Equipment 0.32%
Aptiv Corp.	4.15%		3/15/2024	6,200	6,848,111
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(c)	4.75%		9/15/2026	20,870	21,495,640
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	19,774	19,800,097
ZF North America Capital, Inc.†	4.50%		4/29/2022	33,091	34,249,185
ZF North America Capital, Inc.†	4.75%		4/29/2025	90,619	95,942,866
Total					178,335,899

Automotive 3.86%
BMW Finance NV (Netherlands)†(c)	1.004% (3 Mo. LIBOR + .79%	)#	8/12/2022	30,457	30,676,150
BMW US Capital LLC†	3.90%		4/9/2025	106,703	119,766,425
Daimler Finance North America LLC†	0.644% (3 Mo. LIBOR + .43%	)#	2/12/2021	15,461	15,468,482
Daimler Finance North America LLC†	0.663% (3 Mo. LIBOR + .45%	)#	2/22/2021	11,401	11,408,378

See Notes to Financial Statements.	315

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Daimler Finance North America LLC†	0.77% (3 Mo. LIBOR + .55%	)#	5/4/2021	$28,723	$28,766,595
Daimler Finance North America LLC†	0.895% (3 Mo. LIBOR + .67%	)#	11/5/2021	17,975	18,047,512
Daimler Finance North America LLC†	1.06% (3 Mo. LIBOR + .84%	)#	5/4/2023	7,070	7,083,051
Daimler Finance North America LLC†	1.093% (3 Mo. LIBOR + .88%	)#	2/22/2022	12,862	12,947,952
Daimler Finance North America LLC†	1.121% (3 Mo. LIBOR + .90%	)#	2/15/2022	SP64,649	65,087,811
Daimler Finance North America LLC†	1.75%		3/10/2023	83,123	85,171,594
Daimler Finance North America LLC†	2.20%		10/30/2021	13,773	13,987,787
Daimler Finance North America LLC†	2.70%		6/14/2024	28,125	30,018,356
Daimler Finance North America LLC†	3.35%		2/22/2023	P3,850	4,077,598
Daimler Finance North America LLC†	3.65%		2/22/2024	22,690	24,688,403
Daimler Finance North America LLC†	3.70%		5/4/2023	21,450	23,009,530
Daimler Finance North America LLC†	3.75%		11/5/2021	3,400	3,503,436
Ford Motor Co.	8.50%		4/21/2023	13,807	15,511,819
Ford Motor Credit Co. LLC	1.296% (3 Mo. LIBOR + 1.08%	)#	8/3/2022	43,730	42,534,430
Ford Motor Credit Co. LLC	2.979%		8/3/2022	21,161	21,266,805
Ford Motor Credit Co. LLC	3.087%		1/9/2023	25,234	25,375,941
Ford Motor Credit Co. LLC	3.096%		5/4/2023	6,483	6,532,854
Ford Motor Credit Co. LLC	3.219%		1/9/2022	15,768	15,846,840
Ford Motor Credit Co. LLC	3.336%		3/18/2021	10,000	10,047,000
Ford Motor Credit Co. LLC	3.339%		3/28/2022	44,221	44,552,658
Ford Motor Credit Co. LLC	3.37%		11/17/2023	41,316	41,884,095
Ford Motor Credit Co. LLC	3.47%		4/5/2021	21,035	21,153,322
Ford Motor Credit Co. LLC	3.81%		1/9/2024	20,000	20,494,000
Ford Motor Credit Co. LLC	3.813%		10/12/2021	67,437	68,381,118
Ford Motor Credit Co. LLC	4.25%		9/20/2022	8,835	9,068,686
Ford Motor Credit Co. LLC	5.125%		6/16/2025	41,304	44,647,559
Ford Motor Credit Co. LLC	5.584%		3/18/2024	153,525	165,054,727
Ford Motor Credit Co. LLC	5.596%		1/7/2022	17,541	18,089,156
Ford Motor Credit Co. LLC	5.875%		8/2/2021	54,690	56,016,232
General Motors Co.	5.40%		10/2/2023	18,803	21,082,265
General Motors Co.	6.125%		10/1/2025	13,052	15,735,589
General Motors Financial Co., Inc.	1.224% (3 Mo. LIBOR + .99%	)#	1/5/2023	5,000	4,980,965
General Motors Financial Co., Inc.	2.75%		6/20/2025	74,590	79,023,184

316	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
General Motors Financial Co., Inc.	2.90%		2/26/2025	$30,124	$31,944,354
General Motors Financial Co., Inc.	3.15%		6/30/2022	55,893	57,782,837
General Motors Financial Co., Inc.	3.45%		1/14/2022	4,963	5,100,018
General Motors Financial Co., Inc.	3.70%		5/9/2023	27,703	29,368,308
General Motors Financial Co., Inc.	3.95%		4/13/2024	31,758	34,501,554
General Motors Financial Co., Inc.	4.25%		5/15/2023	13,110	14,131,779
General Motors Financial Co., Inc.	5.10%		1/17/2024	96,489	107,905,799
General Motors Financial Co., Inc.	5.20%		3/20/2023	25,902	28,424,859
Hyundai Capital America	1.069% (3 Mo. LIBOR + .82%	)#	3/12/2021	2,732	2,732,380
Hyundai Capital America†	1.25%		9/18/2023	73,164	73,728,408
Hyundai Capital America†	3.00%		6/20/2022	8,450	8,722,503
Hyundai Capital America†	3.25%		9/20/2022	32,832	34,172,058
Hyundai Capital America†	3.45%		3/12/2021	20,366	20,524,277
Hyundai Capital Services, Inc. (South Korea)†(c)	3.00%		8/29/2022	38,997	40,385,625
Navistar International Corp.†	6.625%		11/1/2025	9,681	10,145,204
Nissan Motor Acceptance Corp.†	0.77% (3 Mo. LIBOR + .52%	)#	3/15/2021	11,260	11,238,569
Nissan Motor Acceptance Corp.†	0.874% (3 Mo. LIBOR + .65%	)#	7/13/2022	36,810	36,435,010
Nissan Motor Acceptance Corp.†	2.55%		3/8/2021	1,165	1,169,127
Tesla, Inc.†	5.30%		8/15/2025	104,116	108,509,695
Toyota Motor Credit Corp.	1.35%		8/25/2023	70,245	72,045,051
Volkswagen Group of America Finance LLC†	1.083% (3 Mo. LIBOR + .86%	)#	9/24/2021	1,000	1,004,941
Volkswagen Group of America Finance LLC†	1.154% (3 Mo. LIBOR + .94%	)#	11/12/2021	8,200	8,257,005
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	64,608	66,739,408
Volkswagen Group of America Finance LLC†	3.125%		5/12/2023	54,941	58,075,869
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025	17,003	18,665,165
Volkswagen Group of America Finance LLC†	4.00%		11/12/2021	20,000	20,672,412
Volkswagen Group of America Finance LLC†	4.25%		11/13/2023	14,585	16,049,186
Total					2,159,419,706

Banks: Regional 11.12%
ABN AMRO Bank NV (Netherlands)†(c)	4.75%		7/28/2025	27,850	31,997,001
ABN AMRO Bank NV (Netherlands)(c)	6.25%		4/27/2022	64,981	69,862,568
AIB Group plc (Ireland)†(c)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	58,212	63,521,521
AIB Group plc (Ireland)†(c)	4.75%		10/12/2023	63,188	69,543,878

See Notes to Financial Statements.	317

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Akbank T.A.S. (Turkey)†(c)	5.00%		10/24/2022	$20,150	$20,292,984
ASB Bank Ltd. (New Zealand)†(c)	3.75%		6/14/2023	31,956	34,565,757
Associated Bank NA	3.50%		8/13/2021	27,007	27,517,498
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	4.40%		5/19/2026	3,700	4,255,961
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	4.50%		3/19/2024	11,744	12,952,863
Banco de Credito del Peru (Peru)†(c)	2.70%		1/11/2025	17,047	17,664,954
Bancolombia SA (Colombia)(c)	3.00%		1/29/2025	24,254	25,040,800
Bank of America Corp.	0.81% (SOFR + .74%	)#	10/24/2024	67,344	67,635,825
Bank of America Corp.	0.981% (SOFR + .91%	)#	9/25/2025	60,020	60,406,430
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	91,419	92,076,891
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	81,429	82,488,699
Bank of America Corp.	1.389% (3 Mo. LIBOR + 1.18%	)#	10/21/2022	9,363	9,448,890
Bank of America Corp.	2.015% (3 Mo. LIBOR + .64%	)#	2/13/2026	17,788	18,570,041
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	86,319	91,661,442
Bank of America Corp.	3.093% (3 Mo. LIBOR + 1.09%	)#	10/1/2025	45,566	49,289,721
Bank of America Corp.	3.366% (3 Mo. LIBOR + .81%	)#	1/23/2026	86,607	95,024,645
Bank of America Corp.	3.95%		4/21/2025	85,252	95,663,879
Bank of America Corp.	4.00%		1/22/2025	27,998	31,343,237
Bank of America Corp.	4.20%		8/26/2024	72,450	81,100,205
Bank of Ireland Group plc (Ireland)†(c)	4.50%		11/25/2023	35,213	38,372,170
BankUnited, Inc.	4.875%		11/17/2025	44,600	51,166,821
Barclays Bank plc (United Kingdom)(c)	0.684% (3 Mo. LIBOR + .46%	)#	1/11/2021	5,000	5,000,595
Barclays Bank plc (United Kingdom)(c)	1.70%		5/12/2022	32,243	32,821,308
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	86,748	90,901,123
BBVA Bancomer SA†	4.375%		4/10/2024	48,630	53,031,015
BBVA Bancomer SA†	6.50%		3/10/2021	33,096	33,644,732
BBVA Bancomer SA†	6.75%		9/30/2022	47,751	51,726,271
BBVA USA	0.98% (3 Mo. LIBOR + .73%	)#	6/11/2021	4,225	4,237,270
BBVA USA	2.50%		8/27/2024	22,500	23,928,114
Canadian Imperial Bank of Commerce (Canada)(c)	0.95%		6/23/2023	63,828	64,650,940

318	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Capital One NA	1.364% (3 Mo. LIBOR + 1.15%	)#	1/30/2023	$4,797	$4,833,553
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	21,437	22,644,975
CIT Group, Inc.	4.125%		3/9/2021	18,974	19,115,831
CIT Group, Inc.	4.75%		2/16/2024	27,174	29,594,252
CIT Group, Inc.	5.00%		8/15/2022	10,010	10,662,552
CIT Group, Inc.	5.00%		8/1/2023	24,755	26,936,534
Citigroup, Inc.	0.907% (3 Mo. LIBOR + .69%	)#	10/27/2022	66,031	66,523,015
Citigroup, Inc.	1.165% (3 Mo. LIBOR + .95%	)#	7/24/2023	6,500	6,557,118
Citigroup, Inc.	1.175% (3 Mo. LIBOR + .96%	)#	4/25/2022	37,124	37,483,715
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	49,816	51,226,329
Citigroup, Inc.	2.876% (3 Mo. LIBOR + .95%	)#	7/24/2023	70,824	73,565,175
Citigroup, Inc.	3.106% (SOFR + 2.75%	)#	4/8/2026	241,339	262,767,794
Citigroup, Inc.	3.142% (3 Mo. LIBOR + .72%	)#	1/24/2023	51,336	52,885,344
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	67,406	73,094,270
Citigroup, Inc.	3.70%		1/12/2026	17,150	19,436,752
Citigroup, Inc.	4.05%		7/30/2022	30,682	32,495,513
Citigroup, Inc.	4.40%		6/10/2025	135,786	155,602,799
Citigroup, Inc.	5.50%		9/13/2025	30,185	36,371,495
Citizens Bank NA/Providence RI	0.941% (3 Mo. LIBOR + .72%	)#	2/14/2022	14,985	15,056,437
Citizens Bank NA/Providence RI	1.043% (3 Mo. LIBOR + .81%	)#	5/26/2022	16,325	16,451,179
Citizens Bank NA/Providence RI	1.168% (3 Mo. LIBOR + .95%	)#	3/29/2023	22,245	22,534,563
Commonwealth Bank of Australia (Australia)†(c)	4.50%		12/9/2025	25,152	28,818,110
Credit Suisse Group AG (Switzerland)†(c)	2.193% (SOFR + 2.04%	)#	6/5/2026	42,530	44,394,023
Credit Suisse Group Funding Guernsey Ltd. (Guernsey)(c)	3.80%		9/15/2022	21,574	22,831,781
Danske Bank A/S (Denmark)†(c)	1.171% (1 Yr Treasury CMT + 1.03%	)#	12/8/2023	63,445	63,716,808
Danske Bank A/S (Denmark)†(c)	1.226%		6/22/2024	51,642	52,375,366
Danske Bank A/S (Denmark)†(c)	1.621% (1 Yr Treasury CMT + 1.35%	)#	9/11/2026	46,515	46,688,937

See Notes to Financial Statements.	319

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Danske Bank A/S (Denmark)†(c)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022		$33,730	$34,314,637
Danske Bank A/S (Denmark)†(c)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025		59,582	63,732,293
Danske Bank A/S (Denmark)†(c)	5.00%		1/12/2022		58,835	61,607,933
Danske Bank A/S (Denmark)†(c)	5.00% (1 Yr Treasury CMT + 1.73%	)#	1/12/2023		11,928	12,430,356
Danske Bank A/S (Denmark)†(c)	5.375%		1/12/2024		61,601	69,481,171
Discover Bank	2.45%		9/12/2024		7,940	8,395,737
Discover Bank	3.35%		2/6/2023		26,689	28,240,310
FNB Corp.	2.20%		2/24/2023		30,163	30,581,842
Goldman Sachs Group, Inc. (The)	0.963% (3 Mo. LIBOR + .75%	)#	2/23/2023		47,482	47,877,743
Goldman Sachs Group, Inc. (The)	0.994% (3 Mo. LIBOR + .78%	)#	10/31/2022		121,099	121,607,570
Goldman Sachs Group, Inc. (The)	1.215% (3 Mo. LIBOR + 1.00%	)#	7/24/2023		45,407	45,820,756
Goldman Sachs Group, Inc. (The)	1.325% (3 Mo. LIBOR + 1.11%	)#	4/26/2022		63,979	64,197,547
Goldman Sachs Group, Inc. (The)	1.824% (3 Mo. LIBOR + 1.60%	)#	11/29/2023		16,108	16,655,635
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025		61,704	67,300,616
Goldman Sachs Group, Inc. (The)	3.50%		1/23/2025		19,528	21,473,852
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025		122,436	135,775,958
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		31,229	35,879,837
HBOS Capital Funding No. 1 LP (Jersey)(c)	6.85%		–	(d)	43,576	43,780,371
HSBC Holdings PLC (United Kingdom)(c)	4.25%		3/14/2024		29,000	31,813,878
ING Bank NV (Netherlands)†(c)	5.80%		9/25/2023		17,570	19,898,280
ING Groep NV (Netherlands)(c)	1.368% (3 Mo. LIBOR + 1.15%	)#	3/29/2022		4,050	4,094,728
Intesa Sanpaolo SpA (Italy)†(c)	5.017%		6/26/2024		18,140	19,807,535
Intesa Sanpaolo SpA (Italy)†(c)	6.50%		2/24/2021		77,183	78,144,577
Itau Unibanco Holding SA†	2.90%		1/24/2023		41,840	42,634,960
JPMorgan Chase & Co.	2.005% (SOFR + 1.59%	)#	3/13/2026		14,700	15,397,030
JPMorgan Chase & Co.	3.875%		9/10/2024		62,409	69,571,115
Lloyds Banking Group plc (United Kingdom)(c)	1.326% (1 Yr Treasury CMT + 1.10%	)#	6/15/2023		15,825	15,994,607
M&T Bank Corp.	0.895% (3 Mo. LIBOR + .68%	)#	7/26/2023		9,150	9,221,794

320	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Macquarie Bank Ltd. (Australia)†(c)	4.875%		6/10/2025	$14,334	$16,187,138
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021	24,042	24,543,922
Macquarie Group Ltd. (Australia)†(c)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	39,442	41,254,360
Macquarie Group Ltd. (Australia)†(c)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	45,822	49,194,369
Manufacturers & Traders Trust Co.	0.865% (3 Mo. LIBOR + .64%	)#	12/1/2021	15,000	15,021,665
Manufacturers & Traders Trust Co.	1.362% (1 Mo. LIBOR + 1.22%	)#	12/28/2020	12,384	12,390,879
Morgan Stanley	1.398% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	47,070	47,139,408
Morgan Stanley	1.615% (3 Mo. LIBOR + 1.40%	)#	10/24/2023	56,564	57,681,705
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	26,393	28,242,062
Morgan Stanley	4.10%		5/22/2023	47,205	51,145,138
Morgan Stanley	5.00%		11/24/2025	26,968	32,176,614
Natwest Group plc (United Kingdom)(c)	6.125%		12/15/2022	62,119	68,284,300
Nordea Bank Abp (Finland)†(c)	3.75%		8/30/2023	42,252	45,731,819
Nordea Bank Abp (Finland)†(c)	4.25%		9/21/2022	18,035	19,180,852
Nordea Bank Abp (Finland)†(c)	4.875%		5/13/2021	62,259	63,498,692
People’s United Bank NA	4.00%		7/15/2024	5,725	6,175,998
Popular, Inc.	6.125%		9/14/2023	13,517	14,613,837
Santander Holdings USA, Inc.	3.50%		6/7/2024	9,000	9,721,566
Santander UK Group Holdings plc (United Kingdom)(c)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	19,792	20,828,386
Standard Chartered plc (United Kingdom)†(c)	1.319% (1 Yr Treasury CMT + 1.17%	)#	10/14/2023	24,696	24,962,223
Standard Chartered plc (United Kingdom)†(c)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	41,630	43,282,482
SunTrust Bank/Atlanta GA	0.804% (3 Mo. LIBOR + .59%	)#	8/2/2022	4,925	4,940,300
SVB Financial Group	3.50%		1/29/2025	6,020	6,508,194
Swedbank AB (Sweden)†(c)	0.949% (3 Mo. LIBOR + .70%	)#	3/14/2022	1,300	1,309,253
Swedbank AB (Sweden)†(c)	1.30%		6/2/2023	63,916	65,188,056
Swedbank AB (Sweden)†(c)	2.80%		3/14/2022	30,591	31,556,050
Synovus Bank/Columbus G	2.289% (SOFR + .95%	)#	2/10/2023	24,638	24,954,175
Synovus Financial Corp.	3.125%		11/1/2022	1,985	2,052,081

See Notes to Financial Statements.	321

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Truist Bank	0.812% (3 Mo. LIBOR + .59%	)#	5/17/2022	$263	$264,666
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.25%		2/5/2025	37,703	36,524,216
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.625%		5/30/2022	34,279	34,373,267
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		1/30/2023	17,943	17,973,055
UBS AG	7.625%		8/17/2022	140,626	156,608,648
UBS AG (Switzerland)(c)	5.125%		5/15/2024	48,752	53,810,020
UBS AG (United Kingdom)†(c)	1.75%		4/21/2022	28,736	29,269,950
UBS Group AG (Switzerland)†(c)	1.008% (1 Yr Treasury CMT + .83%	)#	7/30/2024	41,646	41,972,027
UBS Group AG (Switzerland)†(c)	1.433% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	83,348	84,372,257
UBS Group Funding Switzerland AG (Switzerland)†(c)	2.859% (3 Mo. LIBOR + .95%	)#	8/15/2023	10,282	10,673,769
Wells Fargo & Co.	1.144% (3 Mo. LIBOR + .93%	)#	2/11/2022	8,742	8,755,235
Wells Fargo & Co.	1.325% (3 Mo. LIBOR + 1.11%	)#	1/24/2023	37,449	37,777,784
Wells Fargo & Co.	1.444% (3 Mo. LIBOR + 1.23%	)#	10/31/2023	38,483	39,098,078
Wells Fargo & Co.	2.164% (3 Mo. LIBOR + .75%	)#	2/11/2026	308,045	322,702,283
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	141,197	147,952,816
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	100,029	105,390,702
Wells Fargo & Co.	2.625%		7/22/2022	58,003	60,109,739
Wells Fargo & Co.	3.00%		2/19/2025	24,662	26,745,233
Wells Fargo & Co.	3.55%		9/29/2025	12,947	14,465,540
Wells Fargo & Co.	3.75%		1/24/2024	8,720	9,477,310
Zions Bancorp N.A.	3.35%		3/4/2022	36,198	37,335,420
Total					6,215,220,476

Beverages 0.04%
Bacardi Ltd.†	4.45%		5/15/2025	2,400	2,677,675
Keurig Dr Pepper, Inc.	2.70%		11/15/2022	775	804,055
Pernod Ricard SA (France)†(c)	4.25%		7/15/2022	4,722	4,996,437
Suntory Holdings Ltd. (Japan)†(c)	2.25%		10/16/2024	13,900	14,527,686
Total					23,005,853

322	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Biotechnology Research & Production 0.33%
Gilead Sciences, Inc.	0.75%		9/29/2023	$42,450	$42,586,087
Royalty Pharma plc†	1.20%		9/2/2025	141,787	143,140,863
Total					185,726,950

Building Materials 0.51%
American Woodmark Corp.†	4.875%		3/15/2026	18,613	19,098,055
BMC East LLC†	5.50%		10/1/2024	10,505	10,829,342
Boral Finance Pty Ltd. (Australia)†(c)	3.00%		11/1/2022	15,785	16,163,334
Carrier Global Corp.†	2.242%		2/15/2025	118,288	124,318,905
Owens Corning	4.20%		12/1/2024	57,739	64,203,624
Summit Materials LLC/Summit Materials Finance Corp.†	5.125%		6/1/2025	16,666	16,976,738
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	31,712	31,714,881
Total					283,304,879

Business Services 0.40%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	3.375%		7/24/2024	30,800	31,865,447
Adani Ports & Special Economic Zone Ltd. (India)†(c)	3.95%		1/19/2022	4,495	4,602,540
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	8,118	8,670,186
Global Payments, Inc.	2.65%		2/15/2025	48,307	51,753,914
IHS Markit Ltd. (United Kingdom)†(c)	4.00%		3/1/2026	4,166	4,774,174
IHS Markit Ltd. (United Kingdom)(c)	4.125%		8/1/2023	30,011	32,732,848
IHS Markit Ltd. (United Kingdom)†(c)	4.75%		2/15/2025	12,320	14,165,166
IHS Markit Ltd. (United Kingdom)†(c)	5.00%		11/1/2022	18,588	19,969,440
Laureate Education, Inc.†	8.25%		5/1/2025	8,414	8,934,616
Nielsen Co. Luxembourg SARL (The) (Luxembourg)†(c)	5.00%		2/1/2025	3,930	4,050,356
Nielsen Finance LLC/Nielsen Finance Co.†	5.00%		4/15/2022	41,418	41,459,418
Total					222,978,105

Chemicals 0.78%
Albemarle Corp.	1.271% (3 Mo. LIBOR + 1.05%	)#	11/15/2022	8,284	8,284,607
Blue Cube Spinco LLC	9.75%		10/15/2023	3,391	3,492,730
Blue Cube Spinco LLC	10.00%		10/15/2025	30,906	32,683,095
Celanese US Holdings LLC	4.625%		11/15/2022	13,901	14,966,237
Celanese US Holdings LLC	5.875%		6/15/2021	48,400	49,698,853
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	3.50%		7/19/2022	20,000	20,168,410
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	4.125%		3/14/2021	19,975	20,068,183
Dow Chemical Co. (The)	4.55%		11/30/2025	3,920	4,583,829

See Notes to Financial Statements.	323

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
DuPont de Nemours, Inc.	4.205%		11/15/2023	$30,792	$33,922,669
Equate Petrochemical BV (Netherlands)†(c)	3.00%		3/3/2022	11,400	11,625,720
Mosaic Co. (The)	3.25%		11/15/2022	7,556	7,901,882
Mosaic Co. (The)	3.75%		11/15/2021	9,000	9,193,476
Mosaic Co. (The)	4.25%		11/15/2023	6,400	6,978,519
Nutrien Ltd. (Canada)(c)	3.00%		4/1/2025	11,625	12,574,560
Nutrition & Biosciences, Inc.†	1.23%		10/1/2025	160,165	162,262,013
Syngenta Finance NV (Netherlands)†(c)	3.933%		4/23/2021	29,437	29,738,912
Syngenta Finance NV (Netherlands)†(c)	4.441%		4/24/2023	9,425	9,950,406
Total					438,094,101

Computer Hardware 0.91%
Dell International LLC/EMC Corp.†	4.00%		7/15/2024	6,100	6,713,815
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	228,593	253,002,533
Dell International LLC/EMC Corp.†	5.85%		7/15/2025	34,862	41,534,069
Dell International LLC/EMC Corp.†	5.875%		6/15/2021	16,287	16,339,933
Hewlett Packard Enterprise Co.	0.929% (3 Mo. LIBOR + .68%	)#	3/12/2021	43,058	43,114,678
Hewlett Packard Enterprise Co.	0.954% (3 Mo. LIBOR + .72%	)#	10/5/2021	80,295	80,312,238
Hewlett Packard Enterprise Co.	4.45%		10/2/2023	12,800	14,114,926
Leidos, Inc.†	2.95%		5/15/2023	50,892	53,383,672
Total					508,515,864

Computer Software 0.18%
BY Crown Parent LLC†	7.375%		10/15/2024	16,607	16,973,932
Solera LLC/Solera Finance, Inc.†	10.50%		3/1/2024	81,960	85,340,850
Total					102,314,782

Construction/Homebuilding 0.35%
Century Communities, Inc.	5.875%		7/15/2025	8,835	9,248,478
D.R. Horton, Inc.	2.60%		10/15/2025	53,439	57,566,126
D.R. Horton, Inc.	4.375%		9/15/2022	9,273	9,824,087
D.R. Horton, Inc.	4.75%		2/15/2023	4,048	4,369,821
D.R. Horton, Inc.	5.75%		8/15/2023	26,036	29,228,325
Forestar Group, Inc.†	8.00%		4/15/2024	5,847	6,182,589
Lennar Corp.	4.50%		4/30/2024	33,765	37,369,245
Lennar Corp.	4.75%		5/30/2025	17,175	19,724,629
Lennar Corp.	4.875%		12/15/2023	6,062	6,703,056
M/I Homes, Inc.	5.625%		8/1/2025	13,625	14,219,663
Total					194,436,019

324	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Containers 0.00%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer†	5.125%		7/15/2023	$1,584	$1,604,085

Diversified 0.05%
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(c)	3.625%		10/31/2024	14,312	15,705,900
KOC Holding AS (Turkey)†(c)	5.25%		3/15/2023	14,301	14,687,055
Total					30,392,955

Drugs 2.24%
AbbVie, Inc.	0.691% (3 Mo. LIBOR + .46%	)#	11/19/2021	13,605	13,636,755
AbbVie, Inc.	2.30%		11/21/2022	11,924	12,348,677
AbbVie, Inc.	2.60%		11/21/2024	86,996	93,032,167
AbbVie, Inc.	3.60%		5/14/2025	33,539	37,347,193
AbbVie, Inc.	3.80%		3/15/2025	22,426	25,078,170
Bausch Health Cos., Inc.†	5.50%		3/1/2023	12,716	12,728,716
Bausch Health Cos., Inc.†	5.50%		11/1/2025	34,978	36,065,816
Bausch Health Cos., Inc.†	6.125%		4/15/2025	48,563	50,014,548
Bausch Health Cos., Inc.†	7.00%		3/15/2024	94,212	97,250,337
Bayer US Finance II LLC†	0.855% (3 Mo. LIBOR + .63%	)#	6/25/2021	90,598	90,810,370
Bayer US Finance II LLC†	1.26% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	126,102	127,221,299
Bayer US Finance II LLC†	3.875%		12/15/2023	152,340	166,580,058
Bayer US Finance II LLC†	4.25%		12/15/2025	92,958	106,508,144
Bayer US Finance LLC†	3.375%		10/8/2024	23,425	25,539,365
Becton Dickinson & Co.	1.28% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	51,259	51,707,833
Cardinal Health, Inc.	1.02% (3 Mo. LIBOR + .77%	)#	6/15/2022	53,093	53,458,592
Cardinal Health, Inc.	3.079%		6/15/2024	55,888	60,126,523
Cardinal Health, Inc.	3.20%		6/15/2022	6,000	6,241,120
Cardinal Health, Inc.	3.50%		11/15/2024	37,187	40,824,467
Cigna Corp.	0.896% (3 Mo. LIBOR + .65%	)#	9/17/2021	40,701	40,711,435
Cigna Corp.	1.127% (3 Mo. LIBOR + .89%	)#	7/15/2023	43,246	43,764,506
Cigna Corp.	3.25%		4/15/2025	15,012	16,493,899
Cigna Corp.	4.125%		11/15/2025	36,670	42,211,456
Zoetis, Inc.	0.664% (3 Mo. LIBOR + .44%	)#	8/20/2021	1,425	1,428,341
Total					1,251,129,787

See Notes to Financial Statements.	325

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 3.46%
AES Corp. (The)	5.50%		4/15/2025	$5,000	$5,162,875
Alexander Funding Trust†(e)	1.841%		11/15/2023	84,498	85,154,107
American Electric Power Co., Inc.	0.75%		11/1/2023	12,604	12,624,360
American Transmission Systems, Inc.†	5.25%		1/15/2022	9,000	9,412,546
Ausgrid Finance Pty Ltd. (Australia)†(c)	3.85%		5/1/2023	74,602	78,818,204
Avangrid, Inc.	3.15%		12/1/2024	16,229	17,688,003
Calpine Corp.†	5.25%		6/1/2026	62,398	64,741,045
CenterPoint Energy, Inc.	3.85%		2/1/2024	14,501	15,894,758
Comision Federal de Electricidad (Mexico)†(c)	4.875%		5/26/2021	86,622	88,451,890
Comision Federal de Electricidad (Mexico)†(c)	4.875%		1/15/2024	24,208	26,717,280
Dominion Energy, Inc.†	0.646% (3 Mo. LIBOR + .40%	)#	12/1/2020	43,220	43,220,000
Dominion Energy, Inc.	3.071%		8/15/2024	63,713	68,964,486
Dominion Energy, Inc.	4.104%		4/1/2021	57,101	57,792,908
DTE Energy Co.	2.529%		10/1/2024	82,264	87,693,830
DTE Energy Co.	3.30%		6/15/2022	1,010	1,053,194
DTE Energy Co.	3.50%		6/1/2024	4,445	4,833,711
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	45,672	47,753,677
Enel Finance International NV (Netherlands)†(c)	2.65%		9/10/2024	49,598	52,745,340
Enel Finance International NV (Netherlands)†(c)	2.75%		4/6/2023	123,474	129,337,912
Enel Finance International NV (Netherlands)†(c)	2.875%		5/25/2022	90,277	93,302,468
Enel Finance International NV (Netherlands)†(c)	4.25%		9/14/2023	89,895	98,704,218
Enel Finance International NV (Netherlands)†(c)	4.625%		9/14/2025	36,880	43,059,103
Eskom Holdings SOC Ltd. (South Africa)†(c)	5.75%		1/26/2021	25,724	25,637,053
Evergy, Inc.	2.45%		9/15/2024	18,403	19,518,406
Exelon Generation Co. LLC	3.25%		6/1/2025	25,015	26,979,250
FirstEnergy Corp.	1.60%		1/15/2026	18,065	17,593,554
FirstEnergy Corp.	2.05%		3/1/2025	62,689	62,869,043
FirstEnergy Corp.	4.25%		3/15/2023	73,224	77,310,279
FirstEnergy Transmission LLC†	4.35%		1/15/2025	44,168	48,218,267
IPALCO Enterprises, Inc.	3.70%		9/1/2024	1,089	1,185,962
Jersey Central Power & Light Co.†	4.70%		4/1/2024	50,526	55,253,945
NextEra Energy Capital Holdings, Inc.	0.70% (3 Mo. LIBOR + .48%	)#	5/4/2021	3,000	3,004,698
NextEra Energy Capital Holdings, Inc.	0.927% (3 Mo. LIBOR + .72%	)#	2/25/2022	8,025	8,080,493
NRG Energy, Inc.†	3.75%		6/15/2024	88,172	94,808,931
Origin Energy Finance Ltd. (Australia)†(c)	5.45%		10/14/2021	18,162	18,862,959
PPL Capital Funding, Inc.	3.40%		6/1/2023	13,785	14,680,829

326	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
PPL Capital Funding, Inc.	3.95%	3/15/2024	$21,203	$23,224,720
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%	5/1/2021	79,538	80,155,909
PSEG Power LLC	4.15%	9/15/2021	1,165	1,187,919
Puget Energy, Inc.	5.625%	7/15/2022	19,449	20,722,678
Puget Energy, Inc.	6.00%	9/1/2021	40,885	42,511,669
TransAlta Corp. (Canada)(c)	4.50%	11/15/2022	20,321	21,039,957
Vistra Operations Co. LLC†	3.55%	7/15/2024	129,781	139,721,038
Total				1,935,693,474

Electrical Equipment 1.05%
Broadcom, Inc.	3.15%	11/15/2025	120,501	131,415,137
Broadcom, Inc.	3.625%	10/15/2024	43,922	48,102,901
Broadcom, Inc.	4.70%	4/15/2025	20,500	23,475,937
Microchip Technology, Inc.†	2.67%	9/1/2023	126,492	132,681,164
Microchip Technology, Inc.	3.922%	6/1/2021	33,729	34,284,459
Micron Technology, Inc.	2.497%	4/24/2023	48,528	50,718,354
NXP BV/NXP Funding LLC (Netherlands)†(c)	2.70%	5/1/2025	43,930	47,227,106
NXP BV/NXP Funding LLC (Netherlands)†(c)	3.875%	9/1/2022	71,733	75,770,910
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.625%	6/1/2023	33,515	36,732,551
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.875%	3/1/2024	7,284	8,217,372
Total				588,625,891

Electronics 0.23%
Flex Ltd.	3.75%	2/1/2026	66,086	73,255,715
Itron, Inc.†	5.00%	1/15/2026	12,901	13,191,272
Trimble, Inc.	4.15%	6/15/2023	30,689	33,305,478
Trimble, Inc.	4.75%	12/1/2024	9,077	10,425,717
Total				130,178,182

Energy Equipment & Services 0.06%
Greenko Mauritius Ltd. (India)†(c)	6.25%	2/21/2023	30,255	31,528,427

Engineering & Contracting Services 0.03%
TopBuild Corp.†	5.625%	5/1/2026	13,533	14,032,029

Entertainment 0.15%
Boyne USA, Inc.†	7.25%	5/1/2025	3,205	3,390,185
Caesars Entertainment, Inc.†	6.25%	7/1/2025	39,645	42,330,751
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	10,883	11,535,980
Enterprise Development Authority (The)†	12.00%	7/15/2024	22,566	25,330,335
Total				82,587,251

See Notes to Financial Statements.	327

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 2.50%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%		1/15/2025	$22,804	$23,655,735
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.95%		2/1/2022	43,329	44,480,247
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024	18,092	19,496,791
Air Lease Corp.	4.25%		2/1/2024	24,240	26,091,848
Aircastle Ltd.	4.125%		5/1/2024	3,467	3,573,720
Aircastle Ltd.	4.40%		9/25/2023	51,446	52,885,764
Aircastle Ltd.	5.00%		4/1/2023	24,203	25,234,358
Aircastle Ltd.	5.50%		2/15/2022	38,028	39,230,234
Ally Financial, Inc.	3.875%		5/21/2024	79,257	86,476,700
Ally Financial, Inc.	4.125%		2/13/2022	10,000	10,421,308
Ally Financial, Inc.	4.25%		4/15/2021	11,491	11,644,065
Ally Financial, Inc.	5.125%		9/30/2024	91,164	104,647,206
Ally Financial, Inc.	5.75%		11/20/2025	24,079	28,149,215
American Express Co.	0.883% (3 Mo. LIBOR + .65%	)#	2/27/2023	8,000	8,066,928
Aviation Capital Group LLC†	2.875%		1/20/2022	9,372	9,532,364
Aviation Capital Group LLC†	3.875%		5/1/2023	42,592	43,560,887
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026	21,655	22,454,639
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.125%		10/1/2023	61,037	64,288,433
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024	45,647	48,795,299
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.50%		1/15/2023	7,782	8,121,897
Capital One Financial Corp.	0.934% (3 Mo. LIBOR + .72%	)#	1/30/2023	23,896	24,016,973
Capital One Financial Corp.	1.192% (3 Mo. LIBOR + .95%	)#	3/9/2022	22,035	22,213,455
Capital One Financial Corp.	2.60%		5/11/2023	52,849	55,435,257
Discover Financial Services	5.20%		4/27/2022	35,645	37,841,385
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	41,415	36,398,518
Intercontinental Exchange, Inc.	0.70%		6/15/2023	25,258	25,565,882
Jefferies Financial Group, Inc.	5.50%		10/18/2023	52,897	58,356,234
Jefferies Group LLC	5.125%		1/20/2023	30,550	33,365,720
Muthoot Finance Ltd. (India)†(c)	4.40%		9/2/2023	24,876	25,236,204
Muthoot Finance Ltd. (India)†(c)	6.125%		10/31/2022	25,282	26,441,180
Navient Corp.	5.50%		1/25/2023	25,421	26,453,728
Navient Corp.	5.875%		10/25/2024	56,448	59,383,296
Navient Corp.	6.125%		3/25/2024	30,051	31,866,832
Navient Corp.	6.625%		7/26/2021	1,425	1,463,297

328	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Navient Corp.	7.25%		9/25/2023	$3,000	$3,275,625
Nuveen Finance LLC†	4.125%		11/1/2024	625	705,534
OneMain Finance Corp.	6.125%		5/15/2022	3,521	3,723,457
OneMain Finance Corp.	7.75%		10/1/2021	29,913	31,401,920
Park Aerospace Holdings Ltd. (Ireland)†(c)	3.625%		3/15/2021	11,530	11,552,877
Park Aerospace Holdings Ltd. (Ireland)†(c)	4.50%		3/15/2023	54,138	56,428,623
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.25%		8/15/2022	23,251	24,324,443
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%		2/15/2024	113,275	121,001,292
Total					1,397,259,370

Food 0.27%
Albertsons Cos., Inc./Safeway, Inc./Albertsons LP/Albertsons LLC	5.75%		3/15/2025	15,966	16,525,129
Campbell Soup Co.	0.88% (3 Mo. LIBOR + .63%	)#	3/15/2021	15,924	15,945,194
Ingles Markets, Inc.	5.75%		6/15/2023	14,653	14,808,835
JBS USA LUX SA/JBS USA Finance, Inc.†	5.75%		6/15/2025	22,076	22,821,065
MARB BondCo plc (United Kingdom)†(c)	6.875%		1/19/2025	9,060	9,435,990
MARB BondCo plc (United Kingdom)†(c)	7.00%		3/15/2024	6,241	6,429,853
MARB BondCo plc (United Kingdom)(c)	7.00%		3/15/2024	2,500	2,575,650
Simmons Foods, Inc.†	7.75%		1/15/2024	6,709	7,035,359
Sysco Corp.	5.65%		4/1/2025	47,985	57,241,559
Total					152,818,634

Health Care Products 0.22%
Fresenius US Finance II, Inc.†	4.25%		2/1/2021	30,922	31,099,438
Zimmer Biomet Holdings, Inc.	0.977% (3 Mo. LIBOR + .75%	)#	3/19/2021	10,820	10,822,193
Zimmer Biomet Holdings, Inc.	3.55%		4/1/2025	74,787	82,423,123
Total					124,344,754

Health Care Services 1.37%
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	61,300	61,836,375
Acadia Healthcare Co., Inc.	6.50%		3/1/2024	4,643	4,775,999
Centene Corp.†	5.375%		6/1/2026	12,959	13,639,347
CommonSpirit Health	1.547%		10/1/2025	16,781	17,049,433
CommonSpirit Health	2.76%		10/1/2024	32,146	34,077,276
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	14,746	16,373,088
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	35,710	37,735,695
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	21,743	21,962,213
HCA, Inc.	5.00%		3/15/2024	36,659	41,243,536

See Notes to Financial Statements.	329

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
HCA, Inc.	5.25%		4/15/2025	$194,034	$226,493,447
HCA, Inc.	5.25%		6/15/2026	80,446	95,031,260
HCA, Inc.	8.36%		4/15/2024	24,106	28,324,550
Health Care Service Corp. A Mutual Legal Reserve Co.†	1.50%		6/1/2025	46,570	47,799,150
Humana, Inc.	4.50%		4/1/2025	66,580	76,649,703
MEDNAX, Inc.†	5.25%		12/1/2023	19,775	20,009,433
Molina Healthcare, Inc.	5.375%		11/15/2022	2,100	2,208,937
Select Medical Corp.†	6.25%		8/15/2026	20,665	22,091,711
Universal Health Services, Inc.†	5.00%		6/1/2026	1,000	1,041,060
Total					768,342,213

Household Equipment/Products 0.36%
Newell Brands, Inc.	4.35%		4/1/2023	56,736	59,782,723
Newell Brands, Inc.	4.875%		6/1/2025	10,464	11,575,800
Reckitt Benckiser Treasury Services plc (United Kingdom)†(c)	0.783% (3 Mo. LIBOR + .56%	)#	6/24/2022	130,359	130,941,536
Total					202,300,059

Household Furnishings 0.00%
Leggett & Platt, Inc.	3.40%		8/15/2022	1,397	1,445,035

Insurance 0.73%
Acrisure LLC/Acrisure Finance, Inc.†	8.125%		2/15/2024	12,733	13,398,236
Allstate Corp. (The)	0.848% (3 Mo. LIBOR + .63%	)#	3/29/2023	7,788	7,855,142
Assurant, Inc.	1.483% (3 Mo. LIBOR + 1.25%	)#	3/26/2021	133	133,000
Assurant, Inc.	4.20%		9/27/2023	27,456	29,824,385
Brown & Brown, Inc.	4.20%		9/15/2024	1,967	2,196,198
CNA Financial Corp.	7.25%		11/15/2023	3,990	4,726,484
CNO Financial Group, Inc.	5.25%		5/30/2025	91,007	104,539,261
Equitable Financial Life Global Funding†	1.40%		7/7/2025	12,739	13,060,999
Equitable Holdings, Inc.	3.90%		4/20/2023	13,685	14,774,007
Fidelity & Guaranty Life Holdings, Inc.†	5.50%		5/1/2025	50,068	57,996,768
Fidelity National Financial, Inc.	5.50%		9/1/2022	1,135	1,226,569
Jackson National Life Global Funding†	0.963% (3 Mo. LIBOR + .73%	)#	6/27/2022	10,000	10,085,045
Kemper Corp.	4.35%		2/15/2025	25,244	27,534,547
Metropolitan Life Global Funding I†	0.90%		6/8/2023	29,697	30,098,052

330	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Old Republic International Corp.	4.875%		10/1/2024	$2,545	$2,920,736
Pacific Life Global Funding II†	1.20%		6/24/2025	17,020	17,288,294
Peachtree Corners Funding Trust†	3.976%		2/15/2025	21,990	24,377,919
Protective Life Global Funding†	1.082%		6/9/2023	14,668	14,918,036
Protective Life Global Funding†	1.17%		7/15/2025	30,069	30,464,155
Unum Group	4.00%		3/15/2024	1,161	1,260,497
Total					408,678,330

Leasing 0.25%
GATX Corp.	0.945% (3 Mo. LIBOR + .72%	)#	11/5/2021	1,100	1,101,933
GATX Corp.	4.35%		2/15/2024	17,558	19,344,884
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%		11/1/2024	47,611	50,746,279
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.375%		2/1/2022	5,000	5,146,679
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%		7/1/2024	52,219	56,909,423
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024	8,113	8,869,462
Total					142,118,660

Leisure 0.39%
Carnival Corp.†	11.50%		4/1/2023	126,132	143,816,337
LTF Merger Sub, Inc.†	8.50%		6/15/2023	53,346	50,945,430
Royal Caribbean Cruises Ltd.†	11.50%		6/1/2025	21,186	24,920,033
Total					219,681,800

Lodging 0.54%
Las Vegas Sands Corp.	2.90%		6/25/2025	81,598	83,867,004
Las Vegas Sands Corp.	3.20%		8/8/2024	158,640	165,892,245
Las Vegas Sands Corp.	3.50%		8/18/2026	3,334	3,507,048
MGM Resorts International	6.00%		3/15/2023	6,413	6,868,515
MGM Resorts International	6.75%		5/1/2025	6,359	6,841,966
Wyndham Destinations, Inc.	5.625%		3/1/2021	11,538	11,695,205
Wyndham Destinations, Inc.	6.60%		10/1/2025	5,086	5,727,574
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.†	4.25%		5/30/2023	5,964	6,005,003
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%		3/1/2025	8,477	8,662,434
Total					299,066,994

Machinery: Agricultural 0.99%
BAT Capital Corp.	1.101% (3 Mo. LIBOR + .88%	)#	8/15/2022	14,572	14,688,051
BAT Capital Corp.	2.789%		9/6/2024	27,303	29,185,334
BAT Capital Corp.	3.222%		8/15/2024	190,118	205,801,541

See Notes to Financial Statements.	331

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Agricultural (continued)
BAT International Finance plc (United Kingdom)(c)	1.668%		3/25/2026		$42,871	$43,690,906
BAT International Finance plc (United Kingdom)†(c)	3.95%		6/15/2025		19,595	22,058,647
Imperial Brands Finance plc (United Kingdom)†(c)	3.125%		7/26/2024		150,198	160,433,606
Imperial Brands Finance plc (United Kingdom)†(c)	3.75%		7/21/2022		12,867	13,396,496
Imperial Tobacco Finance plc (United Kingdom)†(c)	3.50%		2/11/2023		16,877	17,701,688
Reynolds American, Inc.	4.45%		6/12/2025		42,048	48,022,708
Total						554,978,977

Machinery: Industrial/Specialty 0.76%
CNH Industrial Capital LLC	4.20%		1/15/2024		64,967	70,836,928
CNH Industrial Capital LLC	4.375%		4/5/2022		49,678	52,098,826
CNH Industrial Capital LLC	4.875%		4/1/2021		46,027	46,628,831
CNH Industrial NV (United Kingdom)(c)	4.50%		8/15/2023		82,664	90,072,102
Flowserve Corp.	4.00%		11/15/2023		6,810	7,135,722
Nvent Finance S.a.r.l. (Luxembourg)(c)	3.95%		4/15/2023		42,334	44,490,603
Otis Worldwide Corp.	0.684% (3 Mo. LIBOR + .45%	)#	4/5/2023		4,845	4,846,466
Wabtec Corp.	4.375%		8/15/2023		22,563	23,835,954
Welbilt, Inc.	9.50%		2/15/2024		1,050	1,080,844
Westinghouse Air Brake Technologies Corp.	3.20%		6/15/2025		9,828	10,541,492
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024		66,741	72,950,320
Total						424,518,088

Manufacturing 0.05%
Bombardier, Inc. (Canada)†(c)	8.75%		12/1/2021		20,193	20,730,437
Ingersoll-Rand Finance SA (Luxembourg)(c)	3.55%		11/1/2024		4,896	5,412,988
Total						26,143,425

Media 0.56%
Altice Financing SA (Luxembourg)†(c)	7.50%		5/15/2026		4,512	4,765,800
CCO Holdings LLC / CCO Holdings Capital Corp.†	5.50%		5/1/2026		8,264	8,618,567
Cox Communications, Inc.†	2.95%		6/30/2023		73,063	77,004,573
Cox Communications, Inc.†	3.85%		2/1/2025		2,399	2,663,765
DISH DBS Corp.	5.875%		7/15/2022		18,294	19,232,116
DISH DBS Corp.	6.75%		6/1/2021		43,803	44,799,518
iHeartCommunications, Inc.	6.375%		5/1/2026		25,891	27,460,136
NBCUniversal Enterprise, Inc.†	5.25%		–	(d)	116,719	119,199,279
Virgin Media Secured Finance plc (United Kingdom)†(c)	5.50%		8/15/2026		7,000	7,336,035
Total						311,079,789

332	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 0.93%
Anglo American Capital plc (United Kingdom)†(c)	3.625%	9/11/2024	$109,028	$118,655,199
Anglo American Capital plc (United Kingdom)†(c)	4.125%	4/15/2021	14,046	14,214,518
Anglo American Capital plc (United Kingdom)†(c)	4.875%	5/14/2025	30,313	34,981,730
Anglo American Capital plc (United Kingdom)†(c)	5.375%	4/1/2025	46,161	53,880,753
Freeport-McMoRan, Inc.	3.875%	3/15/2023	9,109	9,514,351
Freeport-McMoRan, Inc.	4.55%	11/14/2024	38,134	41,751,963
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%	10/25/2022	76,201	80,899,544
Glencore Funding LLC†	4.125%	5/30/2023	54,608	58,786,653
Glencore Funding LLC†	4.125%	3/12/2024	29,026	31,709,189
Glencore Funding LLC†	4.625%	4/29/2024	14,182	15,809,390
Kinross Gold Corp. (Canada)(c)	5.125%	9/1/2021	8,280	8,462,356
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	42,404	48,406,785
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(c)	4.10%	4/11/2023	4,300	4,526,094
Total				521,598,525

Natural Gas 0.31%
Dominion Energy Gas Holdings LLC	3.60%	12/15/2024	500	551,264
National Fuel Gas Co.	3.75%	3/1/2023	19,522	20,439,934
National Fuel Gas Co.	4.90%	12/1/2021	23,011	23,721,298
National Fuel Gas Co.	5.50%	1/15/2026	90,715	101,881,489
National Fuel Gas Co.	7.395%	3/30/2023	4,000	4,383,006
Southern Star Central Corp.†	5.125%	7/15/2022	23,178	23,192,473
Total				174,169,464

Oil 3.80%
Afren plc (United Kingdom)†(c)(f)	6.625%	12/9/2020	8,099	39,687
Afren plc (United Kingdom)†(c)(f)	10.25%	4/8/2019	11,027	281,187
Afren plc (United Kingdom)†(c)(f)	11.50%	2/1/2016	16,833	429,246
American Energy- Permian Basin LLC†(f)	12.00%	10/1/2024	12,494	312,350
Callon Petroleum Co.	6.25%	4/15/2023	57,095	27,369,916
Cenovus Energy, Inc. (Canada)(c)	5.375%	7/15/2025	14,155	15,624,985
Cimarex Energy Co.	4.375%	6/1/2024	72,966	78,836,794
CNOOC Curtis Funding No 1 Pty Ltd. (Australia)†(c)	4.50%	10/3/2023	21,767	23,826,539
Continental Resources, Inc.	3.80%	6/1/2024	55,036	55,772,657
Continental Resources, Inc.	4.50%	4/15/2023	14,959	15,360,350
Continental Resources, Inc.	5.00%	9/15/2022	205,738	206,458,083
Diamondback Energy, Inc.	2.875%	12/1/2024	77,130	80,439,672
Diamondback Energy, Inc.	4.75%	5/31/2025	33,169	37,015,170
Diamondback Energy, Inc.	5.375%	5/31/2025	210,605	219,279,199

See Notes to Financial Statements.	333

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Eni SpA (Italy)†(c)	4.00%		9/12/2023	$29,551	$32,186,327
Equinor ASA (Norway)†(c)	7.875%		12/9/2022	7,000	8,002,698
Harvest Operations Corp. (Canada)†(c)	4.20%		6/1/2023	8,450	9,191,530
Helmerich & Payne, Inc.	4.65%		3/15/2025	24,941	27,533,944
Hess Corp.	3.50%		7/15/2024	9,430	9,815,484
Husky Energy, Inc. (Canada)(c)	4.00%		4/15/2024	44,672	47,556,868
Jagged Peak Energy LLC	5.875%		5/1/2026	30,481	31,705,269
Laredo Petroleum, Inc.	9.50%		1/15/2025	38,821	26,458,841
Marathon Petroleum Corp.	5.125%		4/1/2024	8,430	8,621,954
Matador Resources Co.	5.875%		9/15/2026	69,651	60,028,714
MEG Energy Corp. (Canada)†(c)	6.50%		1/15/2025	45,310	46,251,542
MEG Energy Corp. (Canada)†(c)	7.00%		3/31/2024	11,094	11,177,205
Murphy Oil Corp.	6.875%		8/15/2024	45,630	45,230,737
Occidental Petroleum Corp.	1.671% (3 Mo. LIBOR + 1.45%	)#	8/15/2022	91,248	87,209,856
Occidental Petroleum Corp.	2.60%		4/15/2022	2,923	2,882,984
Occidental Petroleum Corp.	2.70%		8/15/2022	52,452	51,759,634
Occidental Petroleum Corp.	2.90%		8/15/2024	65,681	61,346,054
Occidental Petroleum Corp.	3.125%		2/15/2022	22,650	22,648,867
Occidental Petroleum Corp.	3.45%		7/15/2024	4,092	3,754,410
Occidental Petroleum Corp.	4.85%		3/15/2021	3,500	3,515,313
Occidental Petroleum Corp.	6.95%		7/1/2024	48,261	51,036,007
OGX Austria GmbH (Brazil)†(f)(c)	8.50%		6/1/2018	31,150	623
Parsley Energy LLC/Parsley Finance Corp.†	5.25%		8/15/2025	32,770	34,080,800
Parsley Energy LLC/Parsley Finance Corp.†	5.375%		1/15/2025	26,703	27,554,158
Petrobras International Finance Co.(Netherlands)(c)	5.375%		1/27/2021	6,580	6,617,013
Petroleos Mexicanos (Mexico)(c)	4.25%		1/15/2025	43,247	42,030,678
Petroleos Mexicanos (Mexico)(c)	5.375%		3/13/2022	25,179	25,834,032
Petroleos Mexicanos (Mexico)(c)	5.50%		1/21/2021	28,834	28,972,403
Petroleos Mexicanos (Mexico)(c)	6.375%		2/4/2021	14,590	14,701,249
Reliance Industries Ltd. (India)†(c)	5.40%		2/14/2022	78,805	82,839,091
Seven Generations Energy Ltd. (Canada)†(c)	5.375%		9/30/2025	10,106	10,162,341
Seven Generations Energy Ltd. (Canada)†(c)	6.75%		5/1/2023	24,669	24,807,763
Seven Generations Energy Ltd. (Canada)†(c)	6.875%		6/30/2023	57,019	57,511,929
SM Energy Co.	6.125%		11/15/2022	49,258	44,012,762
Suncor Energy Ventures Corp. (Canada)†(c)	4.50%		4/1/2022	17,525	18,238,657
Suncor Energy Ventures Corp. (Canada)†(c)	9.40%		9/1/2021	3,351	3,508,517
Suncor Energy, Inc. (Canada)(c)	3.10%		5/15/2025	11,000	11,962,504
Suncor Energy, Inc. (Canada)(c)	9.25%		10/15/2021	12,836	13,768,102

334	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	2.625%		8/15/2025	$41,276	$42,743,486
Valero Energy Corp.	1.20%		3/15/2024	38,569	38,592,776
Valero Energy Corp.	2.70%		4/15/2023	41,634	43,303,704
Valero Energy Corp.	2.85%		4/15/2025	44,338	46,614,149
Valero Energy Corp.	3.65%		3/15/2025	14,028	15,240,486
Viper Energy Partners LP†	5.375%		11/1/2027	21,769	23,023,765
WPX Energy, Inc.	5.25%		9/15/2024	19,589	21,009,203
WPX Energy, Inc.	5.25%		10/15/2027	7,559	7,987,520
WPX Energy, Inc.	5.75%		6/1/2026	28,285	29,847,746
Total					2,123,925,530

Oil: Crude Producers 2.71%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	152,906	175,345,176
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	140,607	162,249,314
Energy Transfer Operating LP	4.25%		3/15/2023	44,754	47,150,386
Energy Transfer Operating LP	5.875%		1/15/2024	104,977	116,597,175
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	3,629	3,780,588
Kinder Morgan Inc	1.517% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	11,796	11,902,566
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	43,484	44,037,005
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	62,307	63,300,913
MPLX LP	1.342% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	184,520	184,549,584
MPLX LP	3.50%		12/1/2022	2,009	2,106,995
MPLX LP	4.00%		2/15/2025	7,000	7,704,492
MPLX LP	5.25%		1/15/2025	101,157	103,963,553
NGPL PipeCo LLC†	4.375%		8/15/2022	97,788	101,801,983
NOVA Gas Transmission Ltd. (Canada)(c)	7.875%		4/1/2023	9,293	10,752,726
ONEOK Partners LP	4.90%		3/15/2025	19,385	21,451,089
ONEOK Partners LP	5.00%		9/15/2023	5,115	5,571,439
ONEOK, Inc.	7.50%		9/1/2023	28,827	33,117,465
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	122,108	133,830,081
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	155,012	176,248,782
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25%		11/15/2023	9,090	9,159,129
TC PipeLines LP	4.65%		6/15/2021	8,636	8,739,496
Texas Eastern Transmission LP†	2.80%		10/15/2022	15,626	16,011,972
Western Midstream Operating LP	2.074% (3 Mo. LIBOR + 1.85%	)#	1/13/2023	38,199	36,953,793

See Notes to Financial Statements.	335

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Western Midstream Operating LP	5.375%		6/1/2021	$20,708	$20,966,850
Williams Cos, Inc. (The)	4.55%		6/24/2024	16,308	18,328,145
Total					1,515,620,697

Oil: Integrated Domestic 0.04%
Oceaneering International, Inc.	4.65%		11/15/2024	23,125	20,981,312
TechnipFMC plc (United Kingdom)(c)	3.45%		10/1/2022	2,514	2,598,151
Total					23,579,463

Real Estate Investment Trusts 1.25%
Brixmor Operating Partnership LP	1.264% (3 Mo. LIBOR + 1.05%	)#	2/1/2022	1,115	1,111,714
Brixmor Operating Partnership LP	3.65%		6/15/2024	39,329	41,986,516
Brixmor Operating Partnership LP	3.85%		2/1/2025	6,000	6,499,189
Country Garden Holdings Co. Ltd. (China)(c)	7.125%		1/27/2022	21,656	22,468,183
Digital Realty Trust LP	4.75%		10/1/2025	12,200	14,319,732
Equinix, Inc.	1.00%		9/15/2025	18,220	18,268,665
Equinix, Inc.	5.375%		5/15/2027	195,221	213,026,106
ESH Hospitality, Inc.†	5.25%		5/1/2025	18,836	19,334,683
HAT Holdings I LLC/HAT Holdings II LLC†	5.25%		7/15/2024	18,393	19,165,138
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	12,397	13,249,294
Kennedy-Wilson, Inc.	5.875%		4/1/2024	3,983	4,042,745
Kilroy Realty LP	3.45%		12/15/2024	25,738	27,807,348
Kilroy Realty LP	4.375%		10/1/2025	11,900	13,324,283
SITE Centers Corp.	3.625%		2/1/2025	3,460	3,578,699
SL Green Operating Partnership LP	3.25%		10/15/2022	40,098	41,298,007
SL Green Realty Corp.	4.50%		12/1/2022	45,957	48,261,381
VEREIT Operating Partnership LP	4.60%		2/6/2024	75,094	81,586,536
VEREIT Operating Partnership LP	4.625%		11/1/2025	46,547	52,223,062
WEA Finance LLC/Westfield UK & Europe Finance plc†	3.75%		9/17/2024	48,489	50,836,570
Weyerhaeuser Co.	8.50%		1/15/2025	4,386	5,648,401
Total					698,036,252

Retail 0.36%
Dollar Tree, Inc.	4.00%		5/15/2025	6,982	7,882,552
PetSmart, Inc.†	7.125%		3/15/2023	27,948	27,632,188
PetSmart, Inc.†	8.875%		6/1/2025	36,939	37,262,216
Walgreen Co.	3.10%		9/15/2022	19,077	19,966,820
Walgreens Boots Alliance, Inc.	3.80%		11/18/2024	95,489	106,021,766
Total					198,765,542

336	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Savings & Loan 0.07%
People’s United Financial, Inc.	3.65%		12/6/2022	$34,249	$36,044,602

Steel 0.23%
CSN Resources SA (Brazil)†(c)	7.625%		2/13/2023	17,471	18,283,402
CSN Resources SA (Brazil)(c)	7.625%		2/13/2023	29,225	30,583,962
POSCO (South Korea)†(c)	2.375%		11/12/2022	22,050	22,678,058
Steel Dynamics, Inc.	5.00%		12/15/2026	52,197	55,722,627
Total					127,268,049

Technology 0.78%
Baidu, Inc. (China)(c)	3.075%		4/7/2025	7,000	7,479,710
Baidu, Inc. (China)(c)	3.875%		9/29/2023	104,889	112,904,847
Baidu, Inc. (China)(c)	4.375%		5/14/2024	118,484	130,364,243
E*TRADE Financial Corp.	2.95%		8/24/2022	24,782	25,847,258
eBay, Inc.	1.084% (3 Mo. LIBOR + .87%	)#	1/30/2023	9,147	9,248,191
eBay, Inc.	1.90%		3/11/2025	13,586	14,199,199
Meituan (China)†(c)	2.125%		10/28/2025	21,199	21,547,383
Tencent Holdings Ltd. (China)†(c)	1.81%		1/26/2026	17,200	17,575,058
Uber Technologies, Inc.†	8.00%		11/1/2026	39,595	42,737,853
VeriSign, Inc.	4.625%		5/1/2023	12,193	12,337,792
VeriSign, Inc.	5.25%		4/1/2025	10,170	11,562,019
Weibo Corp. (China)(c)	3.50%		7/5/2024	30,417	31,743,637
Total					437,547,190

Telecommunications 0.44%
Altice France SA (France)†(c)	7.375%		5/1/2026	76,860	80,783,703
CommScope, Inc.†	5.50%		3/1/2024	11,644	11,980,104
Level 3 Financing, Inc.	5.375%		1/15/2024	6,034	6,098,232
T-Mobile USA, Inc.†	1.50%		2/15/2026	39,961	40,631,745
T-Mobile USA, Inc.	6.00%		4/15/2024	7,598	7,741,526
T-Mobile USA, Inc.	6.50%		1/15/2026	47,251	49,162,303
Vodafone Group plc (United Kingdom)(c)	1.22% (3 Mo. LIBOR + .99%	)#	1/16/2024	50,700	51,318,123
Total					247,715,736

Toys 0.14%
Hasbro, Inc.	3.00%		11/19/2024	61,051	65,821,361
Mattel, Inc.	3.15%		3/15/2023	12,540	12,725,467
Total					78,546,828

See Notes to Financial Statements.	337

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation: Miscellaneous 0.38%
Huntington Ingalls Industries, Inc.†	3.844%		5/1/2025	$26,790	$29,844,413
Pelabuhan Indonesia III Persero PT (Indonesia)†(c)	4.50%		5/2/2023	20,485	21,797,371
Ryder System, Inc.	2.50%		9/1/2024	6,536	6,930,330
Ryder System, Inc.	3.35%		9/1/2025	26,709	29,556,789
Ryder System, Inc.	3.65%		3/18/2024	22,085	24,186,781
Ryder System, Inc.	3.75%		6/9/2023	8,900	9,593,355
Ryder System, Inc.	4.625%		6/1/2025	50,558	58,288,441
XPO Logistics, Inc.†	6.50%		6/15/2022	29,438	29,521,162
Total					209,718,642

Wholesale 0.05%
Core & Main LP†	6.125%		8/15/2025	1,000	1,026,875
H&E Equipment Services, Inc.	5.625%		9/1/2025	27,568	28,851,290
Total					29,878,165
Total Corporate Bonds (cost $25,891,098,466)					26,534,390,108

FLOATING RATE LOANS(g) 6.42%

Aerospace/Defense 0.89%
Boeing Company The Term Loan	1.47% - 1.50% (3 Mo. LIBOR + 1.25%	)	2/7/2022	504,115	497,185,485

Air Transportation 0.33%
Air Canada 2019 Term Loan (Canada)(c)	1.90% (1 Mo. LIBOR + 1.75%	)	10/6/2023	3,919	3,766,976
American Airlines, Inc. 2017 Incremental Term Loan	2.141% (1 Mo. LIBOR + 2.00%	)	12/15/2023	64,508	57,445,247
American Airlines, Inc. 2018 Term Loan B	1.893% (1 Mo. LIBOR + 1.75%	)	6/27/2025	22,726	16,930,715
American Airlines, Inc. Repriced TL B due 2023	2.146% (1 Mo. LIBOR + 2.00%	)	4/28/2023	70,793	63,072,339
United AirLines, Inc. 2018 Term Loan B	1.896% - 1.90% (1 Mo. LIBOR + 1.75%	)	4/1/2024	42,594	40,997,151
Total					182,212,428

Auto Parts: Original Equipment 0.12%
Tenneco, Inc. 2018 Term Loan B	3.146% (1 Mo. LIBOR + 3.00%	)	10/1/2025	72,049	69,589,987

Automotive 0.08%
Ford Motor Company Unsecured Term Loan	1.90% (1 Mo. LIBOR + 1.75%	)	12/31/2022	45,319	43,279,399	(h)

338	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.07%
Keurig Dr Pepper Inc. Term Loan	1.138% (1 Mo. LIBOR + .95%	)	2/8/2023	$37,169	$37,029,879

Building Materials 0.03%
Forterra Finance, LLC 2017 Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	10/25/2023	17,358	17,310,076

Business Services 0.13%
Refinitiv US Holdings Inc. 2018 USD Term Loan	3.396% (1 Mo. LIBOR + 3.25%	)	10/1/2025	70,989	70,633,946

Chemicals 0.16%
LyondellBasell Industries N.V. Delayed Draw Term Loan A (Netherlands)(c)	1.39% - 1.40% (1 Mo. LIBOR + 1.25%	)	3/29/2022	89,647	89,591,247	(h)

Computer Hardware 0.17%
Dell International LLC 2018 Term Loan A4	1.90% (1 Mo. LIBOR + 1.75%	)	12/20/2023	35,660	35,623,313
Dell International LLC 2019 Term Loan B	2.75% (1 Mo. LIBOR + 2.00%	)	9/19/2025	31,327	31,310,224
Dell International LLC Term Loan A6	1.90% (1 Mo. LIBOR + 1.75%	)	3/13/2024	22,837	22,826,677
Science Applications International Corporation 2020 Incremental Term Loan B	2.396% - 2.40% (1 Mo. LIBOR + 2.25%	)	3/12/2027	5,984	5,952,225
Total					95,712,439

Computer Software 0.15%
IQVIA Inc. 2020 Term Loan A2	1.98% (3 Mo. LIBOR + 1.75%	)	6/13/2023	82,626	82,179,041

Containers 0.20%
Berry Global, Inc. Term Loan W	2.128% (1 Mo. LIBOR + 2.00%	)	10/1/2022	74,415	74,217,462
BWAY Holding Company 2017 Term Loan B	3.48% (2 Mo. LIBOR + 3.25% (3 Mo. LIBOR + 3.25%	) )	4/3/2024	40,399	38,585,349
Total					112,802,811

See Notes to Financial Statements.	339

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs 0.13%
NVA Holdings, Inc. 2019 Term Loan A3	2.438% (1 Mo. LIBOR + 2.25%	)	2/20/2023	$60,749	$60,293,510	(h)
NVA Holdings, Inc. 2020 Term Loan A5	2.688% (1 Mo. LIBOR + 2.50%	)	2/19/2025	15,345	15,153,239	(h)
Total					75,446,749

Electrical Equipment 0.09%
Analog Devices, Inc. 2019 Term Loan	1.143% (3 Mo. LIBOR + 1.00%	)	3/10/2022	2,780	2,766,100	(h)
Broadcom, Inc. 2019 Term Loan A5	1.396% (1 Mo. LIBOR + 1.25%	)	11/4/2024	21,976	21,619,098
Marvell Technology Group Ltd. 2018 Term Loan A	1.515% (1 Mo. LIBOR + 1.38%	)	6/4/2021	26,624	26,690,670	(h)
Total					51,075,868

Entertainment 0.26%
Scientific Games International, Inc. 2018 Term Loan B5	2.896% (1 Mo. LIBOR + 2.75%	)	8/14/2024	99,921	96,767,867
Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan (Netherlands)(c)	3.72% (3 Mo. LIBOR + 3.50%	)	7/10/2025	48,742	48,924,819
Total					145,692,686

Environmental Services 0.01%
Stericycle, Inc. 2017 Term Loan	1.845% - 1.89% (1 Wk. LIBOR + 1.75% (3 Mo. LIBOR + 1.75%	) )	11/17/2022	4,770	4,722,162	(h)

Financial Services 0.04%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(c)	1.97% (3 Mo. LIBOR + 1.75%	)	10/6/2023	25,647	25,283,855

Food 0.06%
US Foods, Inc. 2016 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	6/27/2023	35,487	34,432,147

Government 0.05%
Seminole Tribe of Florida 2018 Term Loan B	1.896% (1 Mo. LIBOR + 1.75%	)	7/8/2024	29,827	29,385,581

340	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Services 0.39%
Jaguar Holding Company II 2018 Term Loan	3.50% (1 Mo. LIBOR + 2.50%	)	8/18/2022	$124,143	$124,084,598
Universal Health Services, Inc. 2018 Term Loan A	–	(i)	10/23/2023	29,640	29,492,235
Wink Holdco, Inc 1st Lien Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	12/2/2024	63,609	63,585,564
Total					217,162,397

Healthcare 0.22%
Acadia Healthcare Company, Inc. 2018 Term Loan B4	2.646% (1 Mo. LIBOR + 2.50%	)	2/16/2023	50,006	49,702,331
MPH Acquisition Holdings LLC 2016 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	6/7/2023	73,621	72,727,981
Total					122,430,312

Insurance 0.21%
AmWINS Group, Inc. 2017 Term Loan B	3.75% (1 Mo. LIBOR + 2.75%	)	1/25/2024	27,266	27,213,500
Asurion LLC 2017 Term Loan B4	3.146% (1 Mo. LIBOR + 3.00%	)	8/4/2022	75,117	74,915,701
Asurion LLC 2018 Term Loan B6	3.146% (1 Mo. LIBOR + 3.00%	)	11/3/2023	17,671	17,518,229
Total					119,647,430

Investment Management Companies 0.09%
Broadcom Inc. 2019 1st Lien Term Loan A3	1.271% (1 Mo. LIBOR + 1.13%	)	11/4/2022	51,565	51,564,789

Lodging 0.18%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.896% (1 Mo. LIBOR + 2.75%	)	12/23/2024	23,192	22,483,550
Hilton Grand Vacations Borrower LLC Term Loan	2.25% (1 Mo. LIBOR + 2.00%	)	11/28/2023	9,900	9,621,612	(h)
Resorts World Las Vegas LLC Term Loan A	1.65% (1 Mo. LIBOR + 1.50%	)	4/16/2024	70,000	67,550,000	(h)
Total					99,655,162

Media 0.54%
Ancestry.com Operations Inc. 2019 Extended Term Loan B	4.15% (1 Mo. LIBOR + 4.00%	)	8/27/2026	20,407	20,410,704
Charter Communications Operating, LLC 2017 Term Loan A2	1.65% (1 Mo. LIBOR + 1.50%	)	3/31/2023	86,739	86,305,743	(h)

See Notes to Financial Statements.	341

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
ION Media Networks, Inc. 2019 Term Loan B	3.188% (1 Mo. LIBOR + 3.00%	)	12/18/2024	$53,560	$53,359,167
Nielsen Finance LLC USD Term Loan B4	2.127% (1 Mo. LIBOR + 2.00%	)	10/4/2023	122,726	121,805,906
Univision Communications Inc. 2020 Replacement Term Loan	4.75% (1 Mo. LIBOR + 3.75%	)	3/15/2026	8,606	8,537,155
Univision Communications Inc. Term Loan C5	3.75% (1 Mo. LIBOR + 2.75%	)	3/15/2024	9,013	8,870,695
Total					299,289,370

Miscellaneous 0.06%
Reynolds Group Holdings Inc. USD 2017 Term Loan	2.896% - 5.00% (Prime Rate + 1.75% (1 Mo. LIBOR + 2.75%	) )	2/5/2023	27,766	27,464,076
UTEX Industries Inc. 1st Lien Term loan 2014(f)	–	(i)	5/22/2021	9,404	2,891,883
UTEX Industries Inc. 2020 DIP Term Loan	10.50% (1 Mo. LIBOR + 9.00%	)	2/10/2021	590	595,241	(h)
UTEX Industries Inc. 2nd Lien Term Loan 2014(f)	–	(i)	5/22/2022	3,938	98,450
Total					31,049,650

Oil: Crude Producers 0.18%
Energy Transfer Operating, L.P. Term Loan	1.147% (1 Mo. LIBOR + 1.00%	)	10/17/2022	103,000	102,421,140	(h)

Real Estate Investment Trusts 0.34%
Crown Castle International Corporation 2016 Term Loan A	1.275% (1 Mo. LIBOR + 1.13%	)	6/21/2024	74,689	74,408,643
Invitation Homes Operating Partnership LP Term Loan A	1.846% (1 Mo. LIBOR + 1.70%	)	2/6/2022	101,942	101,049,530
SL Green Realty Corp. Term Loan A	1.2455%		3/31/2023	12,677	12,549,929
Total					188,008,102

Retail 0.32%
Bloomin’ Brands, Inc. 2017 Term Loan A	2.847% - 2.90% (1 Wk. LIBOR + 2.75% (1 Mo. LIBOR + 2.75%	) )	11/30/2022	9,344	9,063,437
CWGS Group, LLC 2016 Term Loan	3.50% (1 Mo. LIBOR + 2.75% (3 Mo. LIBOR + 2.75%	) )	11/8/2023	47,135	46,447,340

342	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Hillman Group, Inc. (The) 2018 Term Loan B	–	(i)	5/31/2025	$3,165	$3,145,655
Panera Bread Company Term Loan A	2.438% (1 Mo. LIBOR + 2.25%	)	7/18/2022	126,057	118,703,021
Total					177,359,453

Retail: Specialty 0.16%
PetSmart, Inc. Consenting Term Loan	–	(i)	3/11/2022	90,784	90,453,401

Technology 0.52%
Comcast Hulu Holdings, LLC Term Loan A	1.021% (1 Mo. LIBOR + .88%	)	3/15/2024	210,573	209,519,886	(h)
EIG Investors Corp. 2018 1st Lien Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/9/2023	57,435	57,440,473
Uber Technologies, Inc. 2018 Incremental Term Loan	3.646% (1 Mo. LIBOR + 3.50%	)	7/13/2023	23,613	23,543,090
Total					290,503,449

Telecommunications 0.19%
CenturyLink, Inc. 2020 Term Loan A	2.146% (1 Mo. LIBOR + 2.00%	)	1/31/2025	106,565	104,233,850

Wholesale 0.05%
Core & Main LP 2017 Term Loan B	3.75% (3 Mo. LIBOR + 2.75%	)	8/1/2024	28,456	28,171,417
HD Supply, Inc. Term Loan B5	–	(i)	10/17/2023	2,029	2,028,682
Total					30,200,099
Total Floating Rate Loans (cost $3,639,364,332)					3,587,544,390

FOREIGN GOVERNMENT OBLIGATIONS 1.13%

Egypt 0.09%
Republic of Egypt(c)	6.125%		1/31/2022	12,921	13,457,131
Republic of Egypt†(c)	6.125%		1/31/2022	36,168	37,668,719
Total					51,125,850

Indonesia 0.14%
Perusahaan Penerbit SBSN†(c)	3.75%		3/1/2023	13,995	14,917,340
Perusahaan Penerbit SBSN†(c)	4.325%		5/28/2025	17,807	20,208,096
Republic of Indonesia†(c)	3.75%		4/25/2022	12,100	12,605,054
Republic of Indonesia(c)	4.45%		2/11/2024	25,000	27,772,428
Total					75,502,918

See Notes to Financial Statements.	343

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Japan 0.41%
Japan Treasury Discount Bill(b)	Zero Coupon		2/22/2021	JPY	24,154,400	$231,414,579

Kenya 0.17%
Republic of Kenya†(c)	6.875%		6/24/2024		$88,429	95,879,851

Malaysia 0.10%
Morocco Government International Bond†(c)	4.25%		12/11/2022		54,208	56,939,107

Nigeria 0.07%
Republic of Nigeria†(c)	6.75%		1/28/2021		36,031	36,323,500

Romania 0.06%
Republic of Romania†(c)	4.875%		1/22/2024		30,504	34,051,615

Senegal 0.02%
Republic of Senegal†(c)	8.75%		5/13/2021		11,726	12,146,752

South Korea 0.07%
Export-Import Bank of Korea(c)	0.75% (3 Mo. LIBOR + .53%	)#	6/25/2022		12,500	12,555,426
Korea National Oil Corp.†(c)	2.875%		3/27/2022		25,000	25,764,689
Total						38,320,115
Total Foreign Government Obligations (cost $623,077,663)						631,704,287

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.16%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.302%	#(j)	11/25/2026		565,768	5,856,552
Federal Home Loan Mortgage Corp. K722 X1 IO	1.438%	#(j)	3/25/2023		188,722	4,212,713
Government National Mortgage Assoc. 2013-171 IO	0.843%	#(j)	6/16/2054		18,766	726,453
Government National Mortgage Assoc. 2013-193 IO	0.78%	#(j)	1/16/2055		15,719	1,082,700
Government National Mortgage Assoc. 2014-112 A	3.00%	#(j)	1/16/2048		11,950	12,680,607
Government National Mortgage Assoc. 2014-15 IO	0.501%	#(j)	8/16/2054		14,689	457,458
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050		19,103	20,002,507
Government National Mortgage Assoc. 2014-64 IO	1.02%	#(j)	12/16/2054		20,204	781,140
Government National Mortgage Assoc. 2014-78 IO	0.178%	#(j)	3/16/2056		24,683	330,676
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055		11,981	12,387,187
Government National Mortgage Assoc. 2015-41 AD	2.90%	#(j)	8/16/2055		7,846	8,078,063
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(j)	2/16/2049		11,497	12,068,446
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057		11,854	12,366,709
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $93,440,268)						91,031,211

344	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.42%
Federal Home Loan Mortgage Corp.	2.14% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	$1,214	$1,258,520
Federal Home Loan Mortgage Corp.	2.623% (12 Mo. LIBOR + 1.78%	)#	12/1/2036	8,597	9,058,301
Federal Home Loan Mortgage Corp.	2.82% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	2,308	2,436,894
Federal Home Loan Mortgage Corp.	2.97% (12 Mo. LIBOR + 1.77%	)#	5/1/2037	2,542	2,685,169
Federal Home Loan Mortgage Corp.	2.991% (12 Mo. LIBOR + 1.88%	)#	9/1/2035	2,496	2,637,106
Federal Home Loan Mortgage Corp.	2.999% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	838	880,744
Federal Home Loan Mortgage Corp.	3.043% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	5,309	5,597,092
Federal Home Loan Mortgage Corp.	3.07% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	3,795	4,027,312
Federal Home Loan Mortgage Corp.	3.087% (12 Mo. LIBOR + 1.89%	)#	12/1/2040	3,655	3,823,665
Federal Home Loan Mortgage Corp.	3.113% (12 Mo. LIBOR + 1.93%	)#	9/1/2036	8,345	8,834,006
Federal Home Loan Mortgage Corp.	3.169% (1 Yr Treasury CMT + 2.51%	)#	12/1/2035	4,104	4,374,101
Federal Home Loan Mortgage Corp.	3.224% (12 Mo. LIBOR + 1.77%	)#	10/1/2038	3,237	3,416,294
Federal Home Loan Mortgage Corp.	3.412% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	5,933	6,229,795
Federal Home Loan Mortgage Corp.	3.446% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	2,900	3,055,354
Federal Home Loan Mortgage Corp.	3.664% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	2,911	3,054,940
Federal National Mortgage Assoc.	2.289% (12 Mo. LIBOR + 1.54%	)#	11/1/2036	1,385	1,442,827
Federal National Mortgage Assoc.	2.407% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	6,011	6,272,122
Federal National Mortgage Assoc.	2.442% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	1,177	1,231,993
Federal National Mortgage Assoc.	2.459% (12 Mo. LIBOR + 1.80%	)#	11/1/2040	7,731	8,093,312
Federal National Mortgage Assoc.	2.61% (12 Mo. LIBOR + 1.59%	)#	8/1/2034	7,361	7,684,479
Federal National Mortgage Assoc.	2.666% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	8,919	9,252,065

See Notes to Financial Statements.	345

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.70% (12 Mo. LIBOR + 1.64%	)#	9/1/2038	$3,251	$3,405,791
Federal National Mortgage Assoc.	2.704% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	6,914	7,173,738
Federal National Mortgage Assoc.	2.752% (12 Mo. LIBOR + 1.48%	)#	12/1/2035	8,736	9,074,020
Federal National Mortgage Assoc.	2.755% (12 Mo. LIBOR + 1.52%	)#	2/1/2036	3,517	3,668,137
Federal National Mortgage Assoc.	2.77% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	4,610	4,815,262
Federal National Mortgage Assoc.	2.776% (12 Mo. LIBOR + 1.15%	)#	6/1/2038	1,545	1,591,355
Federal National Mortgage Assoc.	2.794% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	8,484	8,854,299
Federal National Mortgage Assoc.	2.869% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	4,751	4,971,495
Federal National Mortgage Assoc.	2.938% (12 Mo. LIBOR + 1.65%	)#	9/1/2036	2,694	2,818,020
Federal National Mortgage Assoc.	2.941% (12 Mo. LIBOR + 1.75%	)#	5/1/2042	12,467	13,090,316
Federal National Mortgage Assoc.	2.943%	#	1/1/2041 - 6/1/2042	8,013	8,382,888
Federal National Mortgage Assoc.	2.989% (12 Mo. LIBOR + 1.61%	)#	4/1/2038	4,572	4,789,386
Federal National Mortgage Assoc.	3.012% (12 Mo. LIBOR + 1.61%	)#	8/1/2037	4,962	5,181,218
Federal National Mortgage Assoc.	3.013% (12 Mo. LIBOR + 1.58%	)#	3/1/2038	4,354	4,561,031
Federal National Mortgage Assoc.	3.033% (12 Mo. LIBOR + 1.62%	)#	1/1/2038	2,313	2,424,516
Federal National Mortgage Assoc.	3.042% (12 Mo. LIBOR + 1.52%	)#	3/1/2039	3,468	3,621,698
Federal National Mortgage Assoc.	3.072% (12 Mo. LIBOR + 1.73%	)#	10/1/2036	3,957	4,165,120
Federal National Mortgage Assoc.	3.163% (12 Mo. LIBOR + 1.81%	)#	8/1/2041	2,951	3,093,872
Federal National Mortgage Assoc.	3.197% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	2,453	2,561,506
Federal National Mortgage Assoc.	3.236% (12 Mo. LIBOR + 1.65%	)#	8/1/2038	1,597	1,676,094
Federal National Mortgage Assoc.	3.249% (12 Mo. LIBOR + 1.66%	)#	12/1/2036	3,025	3,172,129

346	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	3.257% (12 Mo. LIBOR + 1.79%	)#	1/1/2041	$7,724	$8,092,311
Federal National Mortgage Assoc.	3.312% (12 Mo. LIBOR + 1.76%	)#	11/1/2038	4,776	5,031,464
Federal National Mortgage Assoc.	3.382% (1 Yr Treasury CMT + 2.22%	)#	3/1/2038	1,602	1,688,892
Federal National Mortgage Assoc.	3.467% (1 Yr Treasury CMT + 2.20%	)#	1/1/2038	2,235	2,360,990
Federal National Mortgage Assoc.	3.47% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	3,135	3,308,057
Federal National Mortgage Assoc.	3.565% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	1,705	1,788,720
Federal National Mortgage Assoc.	3.641% (12 Mo. LIBOR + 1.89%	)#	12/1/2038	2,369	2,513,945
Federal National Mortgage Assoc.	3.695% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	7,338	7,645,382
Federal National Mortgage Assoc.	3.749% (12 Mo. LIBOR + 1.85%	)#	7/1/2040	1,292	1,350,215
Total Government Sponsored Enterprises Pass-Throughs (cost $231,368,591)					232,217,958

MUNICIPAL BONDS 0.10%

Miscellaneous
IL State GO	6.20%		7/1/2021	58	59,124
State of Illinois	4.95%		6/1/2023	52,011	53,022,205
State of Illinois	6.125%		7/1/2021	4,518	4,603,061
Total Municipal Bonds (cost $57,899,795)					57,684,390

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 13.98%
1211 Avenue of the Americas Trust 2015-1211 XA IO†	0.38%	#(j)	8/10/2035	214,200	2,543,968
AD Mortgage Trust 2017-330M A†	3.294%	#(j)	8/15/2034	3,560	3,695,867
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(j)	12/25/2059	26,514	26,828,410
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(j)	5/25/2065	36,695	36,797,224
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	24,596	24,840,051
AREIT Trust 2018-CRE2 A†	1.116% (1 Mo. LIBOR + .98%	)#	11/14/2035	28,962	28,744,471
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.071% (1 Mo. LIBOR + .93%	)#	12/15/2036	19,170	18,367,971
Atrium Hotel Portfolio Trust 2017-ATRM B†	1.641% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	31,196	28,919,101

See Notes to Financial Statements.	347

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.571% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	$28,355	$26,831,392
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.791% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	9,012	8,375,968
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	1.741% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	10,221	9,661,254
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	34,912	34,998,931
Banc of America Commercial Mortgage Trust 2016-UB10 XA IO	2.104%	#(j)	7/15/2049	82,907	5,534,183
Bancorp Commercial Mortgage Trust 2019-CRE5 A†	1.141% (1 Mo. LIBOR + 1.00%	)#	3/15/2036	22,533	22,269,059
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2036	28,635	28,508,932
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	39,264	40,215,885
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	71,213	71,131,974
BB-UBS Trust 2012-TFT B†	3.584%	#(j)	6/5/2030	7,850	5,231,067
BB-UBS Trust 2012-TFT C†	3.584%	#(j)	6/5/2030	14,354	8,354,536
BBCMS Mortgage Trust 2018-TALL A†	0.863% (1 Mo. LIBOR + .72%	)#	3/15/2037	31,684	30,785,980
BBCMS Mortgage Trust 2018-TALL E†	2.578% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	36,419	32,479,247
BBCMS Mortgage Trust 2019-BWAY A†	1.097% (1 Mo. LIBOR + .96%	)#	11/15/2034	58,210	56,803,227
BBCMS Mortgage Trust 2019-BWAY B†	1.451% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	26,273	25,416,558
BBCMS Mortgage Trust 2019-BWAY C†	1.751% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	10,000	9,450,220
BBCMS Mortgage Trust 2020-C7	2.044%		4/15/2053	13,250	13,753,590
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	5,475	5,400,138
BBCMS Trust 2015-MSQ A†	3.593%		9/15/2032	19,174	19,786,721
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	22,641	22,334,557
BBCMS Trust 2018-BXH A†	1.141% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	12,519	11,951,731
BDS 2018-FL2 A†	1.094% (1 Mo. LIBOR + .95%	)#	8/15/2035	2,385	2,385,035
BENCHMARK 2018-B3 Mortgage Trust 2018-B3 A3	3.746%		4/10/2051	5,000	5,489,446
BHP Trust 2019-BXHP A†	1.116% (1 Mo. LIBOR + .98%	)#	8/15/2036	75,429	73,515,087
BHP Trust 2019-BXHP B†	1.464% (1 Mo. LIBOR + 1.32%	)#	8/15/2036	8,168	7,922,014

348	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BWAY Mortgage Trust 2013-1515 A1†	2.809%		3/10/2033	$6,982	$7,225,244
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(j)	3/10/2033	103,040	1,696,729
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	9,488	9,673,102
BX Commercial Mortgage Trust 2018-BIOA A†	0.812% (1 Mo. LIBOR + .67%	)#	3/15/2037	72,248	72,346,864
BX Commercial Mortgage Trust 2019-XL A†	1.061% (1 Mo. LIBOR + .92%	)#	10/15/2036	232,913	233,447,602
BX Commercial Mortgage Trust 2019-XL B†	1.221% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	12,151	12,157,083
BX Trust 2017-SLCT D†	2.191% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	51,674	51,195,285
BX Trust 2018-BILT A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2030	31,628	30,716,791
BX Trust 2019-OC11 XA IO†	0.874%	#(j)	12/9/2041	561,200	33,077,801
BX Trust 2019-RP 2019-RP B†	1.636% (1 Mo. LIBOR + 1.50%	)#	6/15/2034	21,850	20,588,263
BXP Trust 2017-CQHP A†	0.991% (1 Mo. LIBOR + .85%	)#	11/15/2034	41,359	40,691,764
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(j)	5/15/2052	5,498	5,681,164	(a)
CF Trust 2019-BOSS A1†	3.391% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	63,488	58,639,923	(a)
CF Trust 2019-MF1 A†	2.05% (1 Mo. LIBOR + 1.05%	)#	8/21/2032	32,351	32,358,847
CF Trust 2019-MF1 B†	2.35% (1 Mo. LIBOR + 1.35%	)#	8/21/2032	9,204	9,226,182
CF Trust 2019-MF1 C†	2.65% (1 Mo. LIBOR + 1.65%	)#	8/21/2032	12,746	12,708,399
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.931%	#(j)	12/15/2047	8,307	8,492,599
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.846%	#(j)	5/10/2058	67,232	4,747,004
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.265%	#(j)	11/10/2049	153,630	8,260,693
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.864%	#(j)	12/10/2054	144,534	5,331,906
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	9,907	10,305,137
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%		3/25/2049	999	995,887
CHT Mortgage Trust 2017-CSMO A†	1.071% (1 Mo. LIBOR + .93%	)#	11/15/2036	24,230	23,780,706
Citigroup Commercial Mortgage Trust 2012-GC8 XB IO†	0.226%	#(j)	9/10/2045	218,445	605,463
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.487%	#(j)	6/10/2048	239,318	3,588,980

See Notes to Financial Statements.	349

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2013-GC11 XA IO	1.514%	#(j)	4/10/2046	$349,008	$8,935,312
Citigroup Commercial Mortgage Trust 2014-GC19 A3	3.753%		3/10/2047	4,573	4,913,800
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.335%	#(j)	5/10/2047	180,301	6,003,601
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.305%	#(j)	7/10/2047	120,131	943,617
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	7,623	7,946,379
Citigroup Commercial Mortgage Trust 2015-GC27 XA IO	1.489%	#(j)	2/10/2048	114,318	5,181,702
Citigroup Commercial Mortgage Trust 2015-GC35 XA IO	0.958%	#(j)	11/10/2048	162,553	4,729,883
Citigroup Commercial Mortgage Trust 2016-GC36	3.616%		2/10/2049	16,900	18,857,770
Citigroup Commercial Mortgage Trust 2016-GC36 XA IO	1.41%	#(j)	2/10/2049	98,040	4,967,119
Citigroup Commercial Mortgage Trust 2016-GC37	3.314%		4/10/2049	46,275	51,100,622
Citigroup Commercial Mortgage Trust 2016-GC37 XA IO	1.867%	#(j)	4/10/2049	63,166	4,471,184
Citigroup Commercial Mortgage Trust 2018-B2 A2	3.788%		3/10/2051	5,605	5,885,008
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.289%	#(j)	7/25/2036	629	628,473
COMM Mortgage Trust 2015-LC21 A4	3.708%		7/10/2048	18,173	20,182,854
COMM Mortgage Trust 2014-CCRE21 A3	3.528%		12/10/2047	4,589	4,964,679
COMM Mortgage Trust 2014-UBS3 A3	3.546%		6/10/2047	5,798	6,231,876
COMM Mortgage Trust 2015-DC1 A5	3.35%		2/10/2048	33,734	36,620,564
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.85%	#(j)	7/10/2046	5,027	5,061,495
Commercial Mortgage Pass-Through Certificates 2010-C1 D†	5.985%	#(j)	7/10/2046	12,446	10,107,186	(a)
Commercial Mortgage Pass-Through Certificates 2012-CR3 AM†	3.416%		10/15/2045	7,449	7,545,322
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.841%	#(j)	10/15/2045	203,626	5,246,110
Commercial Mortgage Pass-Through Certificates 2012-CR5 AM†	3.223%		12/10/2045	22,028	22,794,443
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA IO†	2.282%	#(j)	12/10/2044	59,884	852,137
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	10,261	9,999,219

350	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	$16,558	$17,592,758
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	4,850	5,028,686
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.362%	#(j)	3/10/2046	137,225	3,137,288
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.51%	#(j)	6/10/2046	419,272	3,451,618
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	15,413	14,706,712
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	10,761	10,674,944
Commercial Mortgage Pass-Through Certificates 2013-WWP XB IO†	0.389%	#(j)	3/10/2031	265,903	1,603,448
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	7,751	8,530,430
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	14,690	15,869,155
Commercial Mortgage Pass-Through Certificates 2014-CR19 A5	3.796%		8/10/2047	10,150	11,183,610
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.133%	#(j)	8/10/2047	77,826	2,212,871
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA IO	1.01%	#(j)	12/10/2047	104,460	2,998,675
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	1.535% (1 Mo. LIBOR + 2.15%	)#	10/15/2031	419	410,203
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3 IO†	0.792%	#(j)	7/10/2050	172,173	3,564,819
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA IO	0.876%	#(j)	10/10/2047	107,167	2,382,666
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13,342	14,624,649
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.025%	#(j)	9/10/2047	199,812	5,144,292
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	16,942	18,587,399
Commercial Mortgage Pass-Through Certificates 2016-DC2 ASB	3.55%		2/10/2049	5,260	5,620,245
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.523%	#(j)	8/10/2049	116,499	6,845,985

See Notes to Financial Statements.	351

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.391% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	$8,300	$8,067,983
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.687%	#(j)	9/15/2037	113,022	2,444,658
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ B†	2.041% (1 Mo. LIBOR + 1.90%	)#	1/15/2034	33,700	32,476,481
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ C†	2.891% (1 Mo. LIBOR + 2.75%	)#	1/15/2034	21,900	20,933,814
Credit Suisse Mortgage Capital Certificates 2011-2R 4A1†	0.258% (1 Mo. LIBOR + .11%	)#	2/27/2037	327	326,296
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	59,601	59,435,230
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	13,175	13,090,295
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	8,450	8,346,151
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	22,524	23,007,980
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(j)	7/10/2034	8,250	8,334,386
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	1.121% (1 Mo. LIBOR + .98%	)#	5/15/2036	47,265	47,376,640
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C IO	2.06%	#(j)	1/15/2049	148,697	11,326,245
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(j)	2/25/2050	59,730	60,916,123
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	63,095	63,504,392
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.091% (1 Mo. LIBOR + .95%	)#	12/15/2030	18,561	18,225,801
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.612%	#(j)	8/10/2049	192,161	13,053,095
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.097%	#(j)	11/15/2049	213,990	9,305,937
CSAIL Commercial Mortgage Trust 2018-C14 A2	4.261%		11/15/2051	46,551	50,390,028
CSMC OA LLC 2014-USA A1†	3.304%		9/15/2037	10,717	10,763,554
CSMC Trust 2020-NQM1 A1†	1.208%		5/25/2065	55,455	55,684,828

352	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust 2018 5BP A†	0.786% (1 Mo. LIBOR + .65%	)#	6/15/2033	$38,755	$38,593,845
DBGS Mortgage Trust 2018-BIOD A†	0.944% (1 Mo. LIBOR + .80%	)#	5/15/2035	24,942	25,001,344
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	797	797,708
DBUBS Mortgage Trust 2011-LC2A A4†	4.537%		7/10/2044	16,173	16,279,589
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#(j)	7/10/2044	6,825	6,867,724
DBUBS Mortgage Trust 2011-LC3A PM4†	5.268%	#(j)	5/10/2044	9,200	9,145,582	(a)
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	13,444	13,273,085
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#(j)	6/10/2034	26,566	338,983
DBWF Mortgage Trust 2018-AMXP A†	3.873%	#(j)	5/5/2035	268,450	272,610,062
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(j)	5/5/2035	53,868	52,814,854
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(j)	5/5/2035	49,438	49,694,830
DBWF Mortgage Trust 2018-AMXP D†	3.917%	#(j)	5/5/2035	6,780	6,447,822
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(j)	1/25/2060	36,474	36,963,748
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(j)	10/25/2065	37,076	37,151,013
Exantas Capital Corp., Ltd. 2019-RSO7 A†	1.144% (1 Mo. LIBOR + 1.00%	)#	4/15/2036	16,317	16,149,272
Exantas Capital Corp., Ltd. 2019-RSO7 AS†	1.644% (1 Mo. LIBOR + 1.50%	)#	4/15/2036	38,900	38,511,000
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	37,609	39,278,509
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	16,564	16,893,705
Fontainebleau Miami Beach Trust 2019-FBLU XA IO†	0.774%	#(j)	12/10/2036	367,400	9,056,630
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	27,788	28,479,489
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	37,238	37,317,897
Great Wolf Trust 2019-WOLF A†	1.175% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	14,054	13,656,419
Great Wolf Trust 2019-WOLF C†	1.774% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	31,665	29,396,032
Great Wolf Trust 2019-WOLF D†	2.074% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	11,348	10,468,360
Great Wolf Trust 2019-WOLF E†	2.873% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	13,667	12,332,822
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	9,225	9,221,998
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	43,122	43,360,766
GS Mortgage Securities Corp. II 2012-TMSQ C†	3.573%	#(j)	12/10/2030	14,494	14,080,702
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	42,391	42,060,643
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	31,294	30,157,971
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	12,601	12,896,137

See Notes to Financial Statements.	353

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.241% (1 Mo. LIBOR + 1.10%	)#	7/15/2032	$35,859	$35,587,082
GS Mortgage Securities Corp. Trust 2017-STAY B†	1.491% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	16,811	16,602,686
GS Mortgage Securities Corp. Trust 2017-STAY C†	1.741% (1 Mo. LIBOR + 1.60%	)#	7/15/2032	15,428	15,163,215
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.091% (1 Mo. LIBOR + .95%	)#	7/15/2035	47,601	45,691,034
GS Mortgage Securities Corp. Trust 2019-70P A†	1.141% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	78,294	76,070,236
GS Mortgage Securities Corp. Trust 2019-70P B†	1.461% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	31,548	30,005,110
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.641% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	18,875	18,188,129
GS Mortgage Securities Corp. Trust 2019-SMP A†	1.291% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	22,000	21,563,775
GS Mortgage Securities Trust 2011-GC5 B†	5.555%	#(j)	8/10/2044	39,535	39,352,619
GS Mortgage Securities Trust 2012-GC6 B†	5.839%	#(j)	1/10/2045	14,812	15,145,182
GS Mortgage Securities Trust 2012-GC6 XA IO†	2.11%	#(j)	1/10/2045	167,845	1,752,970
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	11,331	11,643,603
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.091%	#(j)	11/10/2045	84,831	2,413,253
GS Mortgage Securities Trust 2012-GCJ9 XB IO†	0.443%	#(j)	11/10/2045	89,303	547,275
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	5,863	5,910,574
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(j)	6/10/2046	5,809	6,071,993
GS Mortgage Securities Trust 2013-GC12 XA IO	1.545%	#(j)	6/10/2046	424,258	11,652,893
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	10,000	10,852,486
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	13,702	14,798,737
GS Mortgage Securities Trust 2014-GC26 XA IO	1.112%	#(j)	11/10/2047	87,599	2,713,642
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	36,577	40,436,327
GS Mortgage Securities Trust 2015-GS1 XA IO	0.911%	#(j)	11/10/2048	92,420	3,032,552
GS Mortgage Securities Trust 2016-GS2	3.05%		5/10/2049	28,917	31,344,571
GS Mortgage Securities Trust 2016-GS2 XA IO	1.793%	#(j)	5/10/2049	168,672	13,029,418
GS Mortgage Securities Trust 2020-GC45 2020-GC45 A2	2.898%		2/13/2053	15,000	16,067,448
Hawaii Hotel Trust 2019-MAUI B†	1.591% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	35,079	33,539,165
Hilton USA Trust 2016-SFP B†	3.323%		11/5/2035	4,745	4,761,105
HMH Trust 2017-NSS A†	3.062%		7/5/2031	33,687	32,115,832
HMH Trust 2017-NSS B†	3.343%		7/5/2031	21,685	20,485,869
HMH Trust 2017-NSS C†	3.787%		7/5/2031	16,116	15,280,373

354	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HMH Trust 2017-NSS D†	4.723%		7/5/2031	$21,309	$20,403,715	(a)
Hudsons Bay Simon JV Trust 2015-HB10 XA10 IO†	1.474%	#(j)	8/5/2034	150,785	8,594,745
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	65,851	59,241,535
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	5,000	4,139,804
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(j)	8/5/2034	5,000	3,337,299
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.417%	#(j)	8/5/2034	171,661	3,301,041
IMT Trust 2017-APTS AFX†	3.478%		6/15/2034	1,380	1,471,614
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	19,537	19,741,804
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(j)	5/15/2048	40,462	42,189,946
Irvine Core Office Trust 2013-IRV XA IO†	1.211%	#(j)	5/15/2048	39,812	533,525
JPMDB Commercial Mortgage Securities Trust 2020-COR7 A2	2.215%		5/13/2053	14,750	15,381,191
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG A†	1.241% (1 Mo. LIBOR + 1.10%	)#	5/15/2034	23,269	22,519,794
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG B†	1.541% (1 Mo. LIBOR + 1.40%	)#	5/15/2034	11,000	9,924,200
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG C†	1.851% (1 Mo. LIBOR + 1.71%	)#	5/15/2034	7,900	7,007,853
JPMorgan Chase Commercial Mortgage Securities Trust	1.912%		9/15/2029	69,956	66,260,868	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	2.812%		9/15/2029	15,299	14,320,072	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	3.512%		9/15/2029	11,384	10,526,348	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	4.512%		9/15/2029	14,048	12,768,054	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	5.709%		9/15/2029	8,338	7,496,039	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%	#(j)	11/15/2043	1,710	1,700,354
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(j)	5/15/2045	9,466	9,746,539
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	71,777	58,056,461
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.102%	#(j)	12/15/2047	251,742	4,240,294
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.583%	#(j)	7/15/2045	135,570	1,228,360

See Notes to Financial Statements.	355

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4 IO	1.107%	#(j)	1/15/2048	$150,313	$4,813,759
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.387%	#(j)	4/15/2046	94,496	2,261,343
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	362	361,891
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.064%	#(j)	11/15/2047	98,047	2,270,269
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA IO	0.994%	#(j)	11/15/2047	166,704	4,641,616
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	163,798	98,621,018
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	20,772	6,828,222
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#(j)	6/10/2027	14,352	2,721,454
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(j)	6/10/2027	25,795	2,815,019
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(j)	6/10/2027	102,274	4,091
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(j)	6/10/2027	45,476	455
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.817%	#(j)	12/15/2049	158,389	4,251,687
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.795%	#(j)	5/15/2048	67,533	1,677,835
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.649%	#(j)	7/15/2048	126,924	2,577,534
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	60,038	59,788,524
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.791%	#(j)	10/5/2031	77,997	184,853
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.203%	#(j)	9/15/2050	290,284	14,605,215
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#(j)	10/5/2031	131,129	549,431
JPMorgan Chase Commercial Mortgage Securities Trust 2017-C5 A2	3.33%		3/15/2050	8,020	8,129,019
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 A3	3.379%		9/15/2050	10,000	10,643,160
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	25,240	25,278,668

356	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	$21,137	$21,088,603
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(j)	6/5/2032	15,721	15,448,693
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	27,681	28,831,425
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	93,471	90,857,862
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	29,388	28,250,817
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.741% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	22,978	21,956,620
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	13,730	13,275,280
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.35% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	10,053	9,492,797
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	2.70% (1 Mo. LIBOR + 1.70%	)#	11/15/2035	8,746	8,116,332
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.341% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	25,048	24,494,995
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.041% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	14,359	14,076,827
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.441% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	10,608	10,412,730
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	31,273	30,785,513
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	102,017	107,728,993
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.788% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	9,118	8,875,332
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	31,569	32,692,326

See Notes to Financial Statements.	357

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT XAFX IO†	1.295%	#(j)	7/5/2033	$155,900	$4,184,356
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	23,915	25,073,935
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON B†	4.235%		1/5/2034	13,737	13,764,062	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	13,000	12,935,780	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-UES A†	3.81%		5/5/2032	6,710	6,886,339
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	136,320	137,443,604
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	29,970	28,331,528
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE C†	3.817%	#(j)	1/10/2037	10,000	8,751,986
Key Commercial Mortgage Securities Trust 2019-S2 A1†	2.656%		6/15/2052	15,410	16,073,514
Key Commercial Mortgage Securities Trust 2019-S2 X IO†	1.715%	#(j)	6/15/2052	130,934	11,727,109
Ladder Capital Commercial Mortgage Securities LLC 2014-909 A†	3.388%		5/15/2031	7,200	7,215,911
Ladder Capital Commercial Mortgage Trust 2013-GCP A1†	3.575%		2/15/2036	7,382	7,949,500
LoanCore Issuer Ltd. 2019-CRE3 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	102,218	100,623,442
LoanCore Issuer Ltd. 2019-CRE3 AS†	1.511% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	24,294	23,656,253
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.924%	#(j)	3/10/2049	85,324	4,384,174
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	26,780	27,147,742
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	72,650	77,600,734
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	6,558	6,520,167
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	15,315	14,275,318
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	5,280	5,491,249
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.528%	#(j)	11/15/2049	261,913	15,292,675
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4	3.134%		12/15/2048	9,470	9,891,372

358	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA IO	1.177%	#(j)	5/15/2046	$199,162	$3,915,837
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB IO†	0.401%	#(j)	5/15/2046	107,177	890,643
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 A4	3.443%		8/15/2047	11,485	12,079,248
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XA IO	1.15%	#(j)	12/15/2047	112,594	3,458,235
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 XA IO	1.732%	#(j)	5/15/2049	126,884	7,796,235
Morgan Stanley Capital Barclays Bank Trust 2016-MART A†	2.20%		9/13/2031	9,621	9,605,048
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	11,590	11,526,255
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	25,000	24,688,657
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	6,727	6,882,932
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	11,384	11,700,968
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.241%	#(j)	3/15/2045	170,878	2,846,433
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	9,509	9,445,722
Morgan Stanley Capital I Trust 2012-STAR A2†	3.201%		8/5/2034	11,276	11,283,149
Morgan Stanley Capital I Trust 2012-STAR B†	3.451%		8/5/2034	1,267	1,260,697
Morgan Stanley Capital I Trust 2014-CPT A IO	1.096%	#(j)	8/15/2049	121,223	5,718,115
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#(j)	7/13/2029	260,000	176,800
Morgan Stanley Capital I Trust 2015-420 A†	3.727%		10/12/2050	24,262	26,123,772
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	9,541	10,149,170
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.686%	#(j)	8/15/2049	80,239	4,938,621
Motel 6 Trust 2017-MTL6 C†	1.541% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	27,713	27,578,176
Motel 6 Trust 2017-MTL6 D†	2.291% (1 Mo. LIBOR + 2.15%	)#	8/15/2034	97,729	97,196,483
Motel 6 Trust 2017-MTL6 E†	3.391% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	102,611	101,784,114
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	16,287	16,039,601
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(j)	11/15/2032	47,581	49,065,641
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(j)	11/15/2032	17,029	17,426,961
New Orleans Hotel Trust 2019-HNLA A†	1.13% (1 Mo. LIBOR + .99%	)#	4/15/2032	41,812	40,454,628

See Notes to Financial Statements.	359

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(j)	1/26/2060	$24,483	$25,059,523
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	6,735	5,691,075
Palisades Center Trust 2016-PLSD C†	3.998%		4/13/2033	40,040	13,613,600
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	34,072	7,984,739
PFP 2019-6 Ltd. 2019-6 AS†	1.586% (1 Mo. LIBOR + 1.45%	)#	4/14/2037	35,400	34,812,360
PFP Ltd. 2019-5 A†	1.106% (1 Mo. LIBOR + .97%	)#	4/14/2036	18,065	17,861,772
PFP Ltd. 2019-6 A†	1.186% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	36,665	36,206,687
PFP Ltd. 2019-6 B†	1.836% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	36,005	35,374,912
Prima Capital CRE Securitization Ltd. 2019-7A A†	2.25%		12/25/2050	79,959	79,884,850	(a)
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	57,896	57,739,380
Ready Capital Mortgage Financing LLC 2019-FL3 A†	1.15% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	58,064	57,468,106
Ready Capital Mortgage Trust 2019-5 A†	3.777%		2/25/2052	8,304	8,651,998
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	14,419	14,992,441
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	45,712	46,597,584
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(j)	2/25/2024	17,608	17,967,302
RETL 2019-RVP C†	2.241% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	19,830	18,033,372
Shelter Growth CRE Issuer Ltd. 2019-FL2 A†	1.241% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	71,763	71,660,778
Shelter Growth CRE Issuer Ltd. 2019-FL2 AS†	1.591% (1 Mo. LIBOR + 1.45%	)#	5/15/2036	22,577	22,120,098
Shops at Crystals Trust 2016-CSTL XA IO†	0.73%	#(j)	7/5/2036	112,000	3,473,120
SLIDE 2018-FUN A†	1.041% (1 Mo. LIBOR + .90%	)#	6/15/2031	44,386	43,143,915
SLIDE 2018-FUN B†	1.391% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	8,493	8,112,221
SLIDE 2018-FUN C†	1.691% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	6,896	6,504,403
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(j)	2/25/2050	35,567	36,369,898
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	4,586	4,800,195	(a)
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	2,779	2,914,158	(a)
UBS Commercial Mortgage Trust 2017-C6 XA IO	1.164%	#(j)	12/15/2050	373,086	21,350,789

360	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust 2012-WRM D†	4.379%	#(j)	6/10/2030	$6,900	$4,937,403	(a)
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	26,327	27,139,039
UBS-Barclays Commercial Mortgage Trust 2012-C2 BEC†	4.973%	#(j)	5/10/2063	8,100	8,418,499
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA IO†	1.448%	#(j)	5/10/2063	80,622	1,314,885
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	1.075%	#(j)	3/10/2046	301,260	4,715,864
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4	2.792%		12/10/2045	34,991	35,862,293
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	15,487	16,044,496
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	35,624	37,186,747
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	23,805	24,594,052
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(j)	3/10/2046	12,000	11,921,159
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.25%	#(j)	4/10/2046	396,455	7,868,795
UBS-Citigroup Commercial Mortgage Trust 2011-C1 AS†	5.154%		1/10/2045	4,900	5,051,012
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	42,230	43,067,598
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	44,253	44,617,105
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	38,256	38,357,617
VMC Finance LLC 2019-FL3 A†	1.244% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	130,339	128,553,105
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	14,400	14,838,002
Waikiki Beach Hotel Trust 2019-WBM A†	1.191% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	49,800	48,487,123
Waikiki Beach Hotel Trust 2019-WBM B†	1.371% (1 Mo. LIBOR + 1.23%	)#	12/15/2033	31,700	29,709,833
Waikiki Beach Hotel Trust 2019-WBM C†	1.621% (1 Mo. LIBOR + 1.48%	)#	12/15/2033	22,200	20,597,056
Waikiki Beach Hotel Trust 2019-WBM D†	2.171% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	15,000	13,670,902
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	3.633%	#(j)	1/25/2036	2,304	2,296,630
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	13,277	14,393,843

See Notes to Financial Statements.	361

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.755%	#(j)	6/15/2048	$139,526	$3,365,456
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.885%	#(j)	8/15/2049	192,066	15,237,037
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.826%	#(j)	9/15/2048	154,368	4,116,799
Wells Fargo Commercial Mortgage Trust 2016-C34 XA IO	2.269%	#(j)	6/15/2049	147,622	10,853,033
Wells Fargo Commercial Mortgage Trust 2017-SMP B†	1.141% (1 Mo. LIBOR + 1.00%	)#	12/15/2034	16,322	15,135,542
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	25,197	26,996,434
Wells Fargo Commercial Mortgage Trust 2018-C47 A2	4.361%		9/15/2061	22,988	24,788,827
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	15,302	16,539,304
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	27,120	27,354,439
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	23,788	23,846,090
West Town Mall Trust 2017-KNOX C†	4.491%	#(j)	7/5/2030	17,640	17,341,690
West Town Mall Trust 2017-KNOX D†	4.491%	#(j)	7/5/2030	21,720	21,121,351
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.463%	#(j)	6/15/2045	313,503	3,889,228
WF-RBS Commercial Mortgage Trust 2012-C10 XA IO†	1.672%	#(j)	12/15/2045	51,010	1,340,852
WF-RBS Commercial Mortgage Trust 2012-C6 AS	3.835%		4/15/2045	5,000	5,115,318
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	5,393	5,511,347
WF-RBS Commercial Mortgage Trust 2012-C7 A2 IO†	1.953%	#(j)	8/15/2045	46,445	924,610
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.90%	#(j)	6/15/2045	17,378	15,949,280
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	17,064	17,500,017
WF-RBS Commercial Mortgage Trust 2012-C9 C	4.543%	#(j)	11/15/2045	9,180	9,013,724
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	5,000	5,196,126
WF-RBS Commercial Mortgage Trust 2013-C12 AS	3.56%		3/15/2048	26,441	27,631,929
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.325%	#(j)	5/15/2045	232,422	5,409,607
WF-RBS Commercial Mortgage Trust 2013-C15 A3	3.881%		8/15/2046	3,208	3,419,812
WF-RBS Commercial Mortgage Trust 2014-C19 A4	3.829%		3/15/2047	18,050	19,357,672
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	25,388	27,696,475
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.794%	#(j)	8/15/2047	77,369	1,742,137
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.995%		5/15/2047	9,610	10,527,714

362	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	0.955%	#(j)	9/15/2057	$86,004	$2,054,497
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.495%	#(j)	9/15/2057	37,769	573,879
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(j)	8/10/2031	8,000	8,046,456
WFRBS Commercial Mortgage Trust 2014-C21 A4	3.41%		8/15/2047	17,427	18,503,148
Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,105,114,670)					7,814,258,351

	Dividend Rate			Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $4,795,109)	Zero Coupon			551	1	(k)

	Interest Rate		Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATIONS 8.77%
U.S. Treasury Bill	Zero Coupon		2/4/2021	$809,297	809,194,470
U.S. Treasury Note	0.125%		9/30/2022	1,317,695	1,317,386,159
U.S. Treasury Note	0.125%		10/31/2022	1,774,104	1,773,549,592
U.S. Treasury Note	0.25%		11/15/2023	1,003,721	1,005,563,772
Total U.S. Treasury Obligations (cost $4,902,871,412)					4,905,693,993
Total Long-Term Investments (cost $54,460,918,162)					54,804,643,887

SHORT-TERM INVESTMENTS 1.74%

COMMERCIAL PAPER 0.14%

Automotive
General Motors Financial Co., Inc.	0.406%		12/1/2020	18,126	18,126,000
General Motors Financial Co., Inc.	0.406%		12/1/2020	15,221	15,221,000
General Motors Financial Co., Inc.	0.762%		12/1/2020	9,298	9,298,000
General Motors Financial Co., Inc.	0.762%		12/1/2020	9,298	9,298,000
Nissan Motor Acceptance Corp.	5.747%		12/14/2020	19,760	19,720,754
Nissan Motor Acceptance Corp.	5.781%		1/29/2021	5,134	5,087,723
Total Commercial Paper (cost $76,751,477)					76,751,477

See Notes to Financial Statements.	363

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 1.60%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $200,000,000 of U.S. Treasury Note at 0.140% due 10/31/2022; $28,769,500 of U.S. Treasury Note at 0.125% due 11/30/2022; $500,000,000 of U.S. Treasury Note at 1.625% due 11/15/2022; $166,528,700 of U.S. Treasury Note at 1.375% due 10/15/2022; value: $914,014,797; proceeds: $896,092,934 (cost $896,092,934)	$896,093	$896,092,934
Total Short-Term Investments (cost $972,844,411)		972,844,411
Total Investments in Securities 99.75% (cost $55,433,762,573)		55,777,488,298
Cash, Foreign Cash and Other Assets in Excess of Liabilities(l) 0.25%		138,119,764
Net Assets 100.00%		$55,915,608,062

CAD	Canadian dollar.
JPY	Japanese yen.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $24,571,736,078, which represents 43.94% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Interest rate to be determined.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(l)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

364	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Centrally Cleared Default Swaps on Indexes - Sell Protection at November 30, 2020(1):

Referenced Index	Central Clearing party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX. NA.HY.34(4)(5)	Credit Suisse	5.00%	6/20/2025	$153,771,922	$167,203,450	$(8,252,987)	$21,684,515

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $21,684,515. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Credit Default Swaps on Indexes - Sell Protection at November 30, 2020(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.A.6	Citibank	2.00%	5/11/2063	$ 10,000,000	$ 9,062,937	$(292,134)	$(644,929)	$(937,063)
Markit CMBX. NA.A.6	Credit Suisse	2.00%	5/11/2063	30,000,000	27,188,812	(876,400)	(1,934,788)	(2,811,188)
Markit CMBX. NA.A.6	Deutsche Bank	2.00%	5/11/2063	45,000,000	40,783,217	(1,314,601)	(2,902,182)	(4,216,783)
Markit CMBX. NA.A.6	Morgan Stanley	2.00%	5/11/2063	110,000,000	99,692,313	(3,213,468)	(7,094,219)	(10,307,687)
						$(5,696,603)	$(12,576,118)	$(18,272,721)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage- backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $12,576,118.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	12/15/2020	48,932,000	$37,139,418	$37,680,891	$(541,473)
Canadian dollar	Sell	Barclays Bank plc	1/20/2021	25,300,000	19,279,197	19,487,514	(208,317)
Japanese yen	Sell	State Street Bank and Trust	2/22/2021	24,154,400,000	231,206,746	231,693,231	(486,485)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,236,275)

See Notes to Financial Statements.	365

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2020

Open Futures Contracts at November 30, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2021	60,381	Long	$13,330,805,235	$13,335,238,165	$4,432,930

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2021	19,382	Short	$(2,441,038,468)	$(2,442,737,688)	$(1,699,220)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$5,841,051,893	$146,599,548	$5,987,651,441
Remaining Industries	–	4,854,426,227	–	4,854,426,227
Common Stocks
Oil	36,035,382	–	14,212	36,049,594
Convertible Bonds	–	71,991,936	–	71,991,936
Corporate Bonds	–	26,534,390,108	–	26,534,390,108
Floating Rate Loans
Automotive	–	–	43,279,399	43,279,399
Chemicals	–	–	89,591,247	89,591,247
Drugs	–	–	75,446,749	75,446,749
Electrical Equipment	–	21,619,098	29,456,770	51,075,868
Environmental Services	–	–	4,722,162	4,722,162
Lodging	–	22,483,550	77,171,612	99,655,162
Media	–	212,983,627	86,305,743	299,289,370
Miscellaneous	–	30,454,409	595,241	31,049,650
Oil: Crude Producers	–	–	102,421,140	102,421,140
Technology	–	80,983,563	209,519,886	290,503,449
Remaining Industries	–	2,500,510,194	–	2,500,510,194
Foreign Government Obligations	–	631,704,287	–	631,704,287
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	91,031,211	–	91,031,211
Government Sponsored Enterprises Pass-Throughs	–	232,217,958	–	232,217,958
Municipal Bonds	–	57,684,390	–	57,684,390
Non-Agency Commercial Mortgage-Backed Securities	–	7,479,672,952	334,585,399	7,814,258,351
Preferred Stock	–	–	1	1
U.S. Treasury Obligations	–	4,905,693,993	–	4,905,693,993
Short-Term Investments
Commercial Paper	–	76,751,477	–	76,751,477
Repurchase Agreement	–	896,092,934	–	896,092,934
Total	$36,035,382	$54,541,743,807	$1,199,709,109	$55,777,488,298

366	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2020

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$21,684,515	$–	$21,684,515
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(18,272,721)	–	(18,272,721)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(1,236,275)	–	(1,236,275)
Futures Contracts
Assets	4,432,930	–	–	4,432,930
Liabilities	(1,699,220)	–	–	(1,699,220)
Total	$2,733,710	$2,175,519	$–	$4,909,229

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Commercial Paper	Common Stocks	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stock
Balance as of December 1, 2019	$144,319,296	$53,958,858	$–	$714,589,841	$4,255,349	$358,248,186	$1
Accrued Discounts (Premiums)	(18,715)	291,142	–	987,419	–	(21,931)	–
Realized Gain (Loss)	(207,368)	–	–	(747,243)	–	1,267,689	–
Change in Unrealized Appreciation (Depreciation)	1,278,161	–	(7,994)	126,399,886	–	(22,318,785)	–
Purchases	119,165,215	–	–	626,740,843	–	–	–
Sales	(4,347,000)	(54,250,000)	–	(562,547,096)	–	(86,391,443)	–
Security type transferred in	2,055,293	–	–	–	–	–	–
Security type transferred out	–	–	–	–	–	(2,055,293)	–
Transfers into Level 3	–	–	22,206	82,839,937	–	99,404,783	–
Transfers out of Level 3	(115,645,334)	–	–	(269,753,638)	(4,255,349)	(13,547,807)	–
Balance as of November 30, 2020	$146,599,548	$–	$14,212	$718,509,949	$–	$334,585,399	$1
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$1,193,599	$–	$(7,994)	$126,154,082	$–	$(20,325,031)	$–

See Notes to Financial Statements.	367

Schedule of Investments

TOTAL RETURN FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 116.27%

ASSET-BACKED SECURITIES 14.25%

Automobiles 4.66%
ACC Trust 2018-1 C†	6.81%	2/21/2023	$900	$904,911
ACC Trust 2019-1 B†	4.47%	10/20/2022	3,041	3,053,950
Ally Auto Receivables Trust 2019-4 A2	1.93%	10/17/2022	4,762	4,777,021
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%	5/12/2023	4,676	4,698,726
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	2,853	2,882,130
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	1,747	1,791,372
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	760	772,577
BMW Vehicle Owner Trust 2019-A A2	2.05%	5/25/2022	3,467	3,476,751
California Republic Auto Receivables Trust 2017-1 B	2.91%	12/15/2022	1,716	1,733,726
Capital Auto Receivables Asset Trust 2018-2 C†	3.69%	12/20/2023	4,810	4,895,513
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	1,540	1,548,815
CarMax Auto Owner Trust 2019-4 A2A	2.01%	3/15/2023	6,736	6,782,258
CarMax Auto Owner Trust 2020-4 C	1.30%	8/17/2026	6,400	6,420,227
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	299	299,218
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	1,132	1,133,974
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	535	542,277
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	590	594,155
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	2,879	2,977,240
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	1,585	1,635,391
CPS Auto Receivables Trust 2020-A E†	4.09%	12/15/2025	812	823,251
CPS Auto Receivables Trust 2020-C†	1.71%	8/17/2026	5,096	5,128,190
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	828	839,159
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	5,859	6,001,466
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	1,712	1,738,753
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	25,156	25,767,472
Drive Auto Receivables Trust 2018-2 C	3.63%	8/15/2024	180	180,696
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	387	388,920
Exeter Automobile Receivables Trust 2020-2A A†	1.13%	8/15/2023	3,179	3,187,358
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	205	204,748
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	1,882	1,892,466
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	4,766	4,856,734
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	2,079	2,095,130
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	8,276	8,312,931
Ford Credit Auto Owner Trust 2020-A A2	1.03%	10/15/2022	1,575	1,580,035

368	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Automobiles (continued)
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	$17,854	$17,872,822
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	1,563	1,576,870
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	3,277	3,356,571
GLS Auto Receivables Issuer Trust 2020-3A C†	1.92%	5/15/2025	7,252	7,368,476
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	169	169,303
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	6,004	6,018,312
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	1,640	1,646,388
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	384	385,597
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%	11/15/2021	1,516	1,524,304
Nissan Auto Lease Trust 2019-B A2A	2.27%	10/15/2021	2,747	2,755,220
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	233	233,911
Santander Retail Auto Lease Trust 2019-B A2A†	2.29%	4/20/2022	1,267	1,275,681
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%	10/17/2022	4,025	4,035,310
Toyota Auto Receivables Owner Trust 2017-A A4	2.10%	9/15/2022	2,565	2,570,096
Westlake Automobile Receivables Trust 2020-1A C†	2.52%	4/15/2025	8,825	9,067,276
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	23,927	24,013,780
Wheels SPV 2 LLC 2018-1A A2†	3.06%	4/20/2027	408	409,404
Total				198,196,862

Credit Cards 1.15%
Citibank Credit Card Issuance Trust 2018-A1	2.49%	1/20/2023	6,702	6,722,873
Genesis Sales Finance Master Trust 2019-AA A†	4.68%	8/20/2023	4,127	4,158,060
Genesis Sales Finance Master Trust 2020-AA A†	1.65%	9/22/2025	15,000	15,018,105
Genesis Sales Finance Master Trust 2020-AA D†	4.71%	9/22/2025	2,300	2,312,641
Genesis Sales Finance Master Trust Series 2019-AA B†	5.42%	8/20/2023	1,150	1,158,658
Genesis Sales Finance Master Trust Series 2019-AA C†	6.88%	8/20/2023	1,700	1,711,760
Perimeter Master Note Business Trust 2019-1A A†	4.31%	12/15/2022	8,007	8,027,178
Perimeter Master Note Business Trust 2019-1A B†	6.02%	12/15/2022	1,199	1,223,885
Perimeter Master Note Business Trust 2019-1A C†	8.06%	12/15/2022	2,250	2,309,119
World Financial Network Credit Card Master Trust 2018-B A	3.46%	7/15/2025	6,072	6,219,707
Total				48,861,986

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.72%	8/25/2035	162	162,085

See Notes to Financial Statements.	369

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other 8.44%
ALM VII Ltd. 2012-7A A2R2†	2.087% (3 Mo. LIBOR +1.85%	)#	7/15/2029		$9,692	$9,691,472
ALM VII Ltd. 2012-7A CR2†	3.787% (3 Mo. LIBOR + 3.55%	)#	7/15/2029		2,325	2,324,548
AMMC CLO XIII Ltd. 2013-13A A2LR†	1.915% (3 Mo. LIBOR + 1.70%	)#	7/24/2029		810	806,147
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		79	79,234
Avery Point IV CLO Ltd. 2014-1A BR†	1.815% (3 Mo. LIBOR + 1.60%	)#	4/25/2026		2,019	2,016,773
Avery Point VII CLO Ltd. 2015-7A BR†	1.987% (3 Mo. LIBOR + 1.75%	)#	1/15/2028		4,900	4,899,175
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	1.468% (3 Mo. LIBOR + 1.25%	)#	1/20/2029		11,000	10,974,255
BSPRT Issuer Ltd. 2018-FL4 A†	1.191% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		5,961	5,917,882
Cedar Funding II CLO Ltd. 2013-1A DR†	3.842% (3 Mo. LIBOR + 3.60%	)#	6/9/2030		1,730	1,706,420
Cedar Funding VI CLO Ltd. 2016-6A BR†	1.818% (3 Mo. LIBOR + 1.60%	)#	10/20/2028		3,950	3,924,134
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		199	199,353
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		1,418	1,428,994
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		1,850	1,869,217
Elm CLO Ltd. 2014-1A ARR†	1.388% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		2,283	2,278,775
Fairstone Financial Issuance Trust I 2019-1A A†(a)	3.948%		3/21/2033	CAD	1,446	1,124,990
Fairstone Financial Issuance Trust I 2019-1A B†(a)	5.084%		3/21/2033	CAD	650	503,353	(b)
Fairstone Financial Issuance Trust I 2019-1A C†(a)	6.299%		3/21/2033	CAD	1,218	949,866	(b)
Fairstone Financial Issuance Trust I 2019-1A D†(a)	7.257%		3/21/2033	CAD	719	556,471	(b)
Fairstone Financial Issuance Trust I 2020-1A C†(a)	5.162%		10/20/2039	CAD	11,479	8,833,939	(b)
Fairstone Financial Issuance Trust I 2020-1A D†(a)	6.873%		10/20/2039	CAD	2,649	2,039,099	(b)
Galaxy XXI CLO Ltd. 2015-21A AR†	1.238% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		$1,970	1,949,315
Gracie Point International Funding 2020 B†	2.527% (1 Mo. LIBOR + 2.40%	)#	5/2/2023		7,161	7,177,431	(b)
Greywolf CLO VII Ltd. 2018-2A A1†	1.398% (3 Mo. LIBOR + 1.18%	)#	10/20/2031		3,800	3,798,514

370	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.365% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	$1,496	$1,474,349
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R†	1.118% (3 Mo. LIBOR + .90%	)#	10/18/2027	4,103	4,077,485
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	3,443	3,765,908
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	6,942	7,416,852
Jamestown CLO VII Ltd. 2015-7A CR†	2.815% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	4,459	4,297,227
JFIN CLO Ltd. 2014-1A B1R†	1.668% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	4,500	4,496,074
Kayne CLO 5 Ltd. 2019-5A A†	1.565% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	8,700	8,711,976
Kayne CLO 7 Ltd. 2020-7A A1†	1.418% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	11,511	11,481,945
KKR CLO Ltd. 18 A†	1.488% (3 Mo. LIBOR + 1.27%	)#	7/18/2030	5,697	5,699,052
KKR CLO Ltd. 18 D†	3.818% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	918	911,408
KVK CLO Ltd. 2016-1A C†	3.387% (3 Mo. LIBOR + 3.15%	)#	1/15/2029	4,936	4,942,078
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	11,751	11,778,754
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045	4,876	5,000,107
Marble Point CLO XVII Ltd. 2020-1A A†	1.518% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	7,154	7,150,088
Massachusetts Educational Financing Authority 2008-1 A1	1.165% (3 Mo. LIBOR + .95%	)#	4/25/2038	2,307	2,300,960
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	13,428	12,502,911
Mountain View CLO LLC 2017-1A AR†	1.32% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	6,610	6,556,924
Mountain View CLO X Ltd. 2015-10A BR†	1.574% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	4,300	4,229,735
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	3,544	3,750,670
Newark BSL CLO 1 Ltd. 2016-1A CR†	3.217% (3 Mo. LIBOR + 3.00%	)#	12/21/2029	4,440	4,316,443
Northwoods Capital 20 Ltd. 2019-20A C†	3.015% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	3,838	3,839,211
Northwoods Capital 20 Ltd. 2019-20A D†	4.465% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	4,443	4,445,435

See Notes to Financial Statements.	371

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Octagon Investment Partners 29 Ltd. 2016-1A AR†	1.395% (3 Mo. LIBOR + 1.18%	)#	1/24/2033	$6,493	$6,449,101
Octagon Investment Partners 48 Ltd. 2020-3A A†	1.732% (3 Mo. LIBOR + 1.50%	)#	10/20/2031	7,650	7,665,402
Octagon Investment Partners XI 2012 1A A2R†	2.137% (3 Mo. LIBOR + 1.90%	)#	7/15/2029	1,060	1,063,060
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	13,933	14,191,003
Orec Ltd. 2018-CRE1 A†	1.321% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	6,539	6,440,915
Palmer Square Loan Funding Ltd. 2018-1A A1†	0.837% (3 Mo. LIBOR + .60%	)#	4/15/2026	3,014	3,005,112
Palmer Square Loan Funding Ltd. 2018-1A A2†	1.287% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	2,878	2,845,006
Palmer Square Loan Funding Ltd. 2018-1A B†	1.637% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	2,179	2,134,964
Palmer Square Loan Funding Ltd. 2018-5A A2†	1.618% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	1,618	1,595,845
Parallel Ltd. 2017-1A A1R†	1.248% (3 Mo. LIBOR + 1.03%	)#	7/20/2029	2,570	2,552,843
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.485% (3 Mo. LIBOR + .27%	)#	4/25/2038	1,276	1,209,973
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	3,180	3,190,550
PFS Financing Corp. 2020-A†	1.27%		6/15/2025	7,730	7,840,581
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	3,294	3,124,477
Race Point IX CLO Ltd. 2015-9A A1AR†	1.447% (3 Mo. LIBOR + 1.21%	)#	10/15/2030	3,012	3,006,022
Salem Fields CLO Ltd. 2016-2A A1R†	1.365% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	7,445	7,434,603
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	464	466,148
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	1,938	1,944,541
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	3,300	3,313,874
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	13,901	13,960,471
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	9,263	9,655,831
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	6,718	6,999,023

372	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Shackleton CLO Ltd. 2016-9A B†	2.118% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	$3,333	$3,333,217
Shackleton CLO Ltd. 2019-14A A2†	2.118% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	11,147	11,150,402
SLC Student Loan Trust 2008-1 A4A	1.85% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	6,948	7,062,205
Sound Point CLO XI Ltd. 2016-1A AR†	1.318% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	3,749	3,731,505
Sound Point CLO XII Ltd. 2016-2A CR†	2.818% (3 Mo. LIBOR + 2.60%	)#	10/20/2028	5,210	5,158,266
Sound Point CLO XV Ltd. 2017-1A C†	2.709% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	3,701	3,710,207
Towd Point Asset Trust 2018-SL1 A†	0.749% (1 Mo. LIBOR + .60%	)#	1/25/2046	3,756	3,714,384
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	1.274% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	6,669	6,627,319
Tralee CLO III Ltd. 2014-3A AR†	1.248% (3 Mo. LIBOR + 1.03%	)#	10/20/2027	5,160	5,151,025
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	1,440	1,458,649
Total					359,381,473
Total Asset-Backed Securities (cost $604,595,210)					606,602,406

CORPORATE BONDS 42.56%

Aerospace/Defense 1.29%
BAE Systems plc (United Kingdom)†(c)	3.40%		4/15/2030	8,181	9,251,006
Boeing Co. (The)	4.875%		5/1/2025	19,562	21,858,943
Boeing Co. (The)	5.04%		5/1/2027	12,863	14,753,348
Signature Aviation US Holdings, Inc.†	4.00%		3/1/2028	4,289	4,303,196
TransDigm, Inc.	6.375%		6/15/2026	4,529	4,708,462
Total					54,874,955

Air Transportation 0.65%
American Airlines, Inc.†	11.75%		7/15/2025	3,839	4,251,692
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(c)	4.25%		5/15/2034	1,831	1,929,700
Delta Air Lines, Inc.†	7.00%		5/1/2025	8,298	9,487,435
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025	3,691	3,899,649
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	3,739	4,030,615
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	3,871	4,309,391
Total					27,908,482

See Notes to Financial Statements.	373

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Apparel 0.06%
PVH Corp.	7.75%		11/15/2023		$2,290	$2,651,801

Auto Parts: Original Equipment 0.34%
Adient Global Holdings Ltd.†	4.875%		8/15/2026		4,724	4,765,335
American Axle & Manufacturing, Inc.	6.50%		4/1/2027		4,147	4,338,799
BorgWarner, Inc.	2.65%		7/1/2027		2,828	3,027,051
Clarios Global LP†	8.50%		5/15/2027		2,228	2,401,561
Total						14,532,746

Automotive 0.70%
Ford Motor Co.	7.45%		7/16/2031		7,269	9,136,224
General Motors Financial Co., Inc.	3.60%		6/21/2030		14,538	16,242,387
Tesla, Inc.†	5.30%		8/15/2025		4,112	4,285,527
Total						29,664,138

Banks: Regional 4.88%
Akbank T.A.S. (Turkey)†(c)	5.00%		10/24/2022		2,455	2,472,421
Banco de Credito e Inversiones SA (Chile)†(c)	3.50%		10/12/2027		3,725	4,082,098
Banco do Brasil SA†	4.625%		1/15/2025		4,000	4,334,000
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028		10,476	11,872,125
Bank of America Corp.	3.95%		4/21/2025		2,775	3,113,912
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029		5,597	6,515,385
Bank of America Corp.	4.00%		1/22/2025		4,554	5,098,118
Bank of America Corp.	4.45%		3/3/2026		2,000	2,335,775
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031		4,013	4,316,106
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		9,149	10,425,031
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030		8,361	9,795,453
Citigroup, Inc.	4.45%		9/29/2027		4,060	4,764,108
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		3,733	4,231,978
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028		20,097	23,051,504
JPMorgan Chase & Co.	4.60% (SOFR + 3.13%	)#	–	(d)	5,345	5,465,263
Kookmin Bank (South Korea)†(c)	1.75%		5/4/2025		5,000	5,195,575

374	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional (continued)
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	$9,640	$11,208,519
Morgan Stanley	3.625%		1/20/2027	14,811	16,938,896
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	5,693	6,938,879
Morgan Stanley	7.25%		4/1/2032	523	812,861
Popular, Inc.	6.125%		9/14/2023	683	738,422
Toronto-Dominion Bank (The) (Canada)(c)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031	8,906	10,044,682
Truist Bank	2.25%		3/11/2030	4,023	4,224,389
Turkiye Garanti Bankasi AS (Turkey)†(c)	5.875%		3/16/2023	1,100	1,125,579
UBS AG (Switzerland)(c)	5.125%		5/15/2024	9,363	10,334,411
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	36,155	38,268,977
Total					207,704,467

Beverages 0.05%
Becle SAB de CV (Mexico)†(c)	3.75%		5/13/2025	1,900	2,060,967

Biotechnology Research & Production 0.86%
Biogen, Inc.	2.25%		5/1/2030	20,039	20,737,380
Regeneron Pharmaceuticals, Inc.	1.75%		9/15/2030	10,452	10,298,923
Royalty Pharma plc†	1.75%		9/2/2027	5,275	5,389,786
Total					36,426,089

Building Materials 0.49%
Cemex SAB de CV (Mexico)†(c)	5.45%		11/19/2029	3,880	4,253,450
Forterra Finance LLC/FRTA Finance Corp.†	6.50%		7/15/2025	4,013	4,292,706
Griffon Corp.	5.75%		3/1/2028	3,679	3,902,499
Owens Corning, Inc.	3.95%		8/15/2029	7,348	8,410,485
Total					20,859,140

Business Services 0.75%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	4.00%		7/30/2027	2,055	2,198,570
CoStar Group, Inc.†	2.80%		7/15/2030	2,525	2,649,974
Garda World Security Corp. (Canada)†(c)	4.625%		2/15/2027	4,192	4,212,960
Global Payments, Inc.	3.20%		8/15/2029	3,217	3,572,575
PayPal Holdings, Inc.	2.85%		10/1/2029	11,565	12,882,560
Pepperdine University	3.301%		12/1/2059	1,856	2,025,179
United Rentals North America, Inc.	4.00%		7/15/2030	4,045	4,277,587
Total					31,819,405

See Notes to Financial Statements.	375

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Chemicals 0.77%
CF Industries, Inc.	4.95%		6/1/2043	$3,388	$4,228,648
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	3.50%		7/19/2022	4,000	4,033,682
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	4.125%		7/19/2027	8,550	8,818,470
Nouryon Holding BV (Netherlands)†(c)	8.00%		10/1/2026	3,865	4,147,628
Nutrition & Biosciences, Inc.†	1.832%		10/15/2027	3,048	3,115,429
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(c)	3.949%		4/24/2023	6,720	7,041,555
Syngenta Finance NV (Netherlands)†(c)	4.441%		4/24/2023	1,200	1,266,895
Total					32,652,307

Coal 0.09%
Warrior Met Coal, Inc.†	8.00%		11/1/2024	3,800	3,802,964

Computer Hardware 0.65%
Banff Merger Sub, Inc.†	9.75%		9/1/2026	3,928	4,213,369
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	1,752	1,939,082
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	863	1,048,350
Dell International LLC/EMC Corp.†	8.35%		7/15/2046	7,347	10,679,158
Hewlett Packard Enterprise Co.	0.929% (3 Mo. LIBOR + .68%	)#	3/12/2021	4,027	4,032,301
Leidos, Inc.	5.50%		7/1/2033	524	636,149
Leidos, Inc.	7.125%		7/1/2032	3,725	5,079,261
Total					27,627,670

Computer Software 0.30%
Oracle Corp.	2.95%		4/1/2030	11,336	12,739,343

Construction/Homebuilding 0.59%
Century Communities, Inc.	6.75%		6/1/2027	3,686	3,963,943
NVR, Inc.	3.00%		5/15/2030	11,256	12,243,569
Toll Brothers Finance Corp.	4.35%		2/15/2028	3,884	4,325,067
TRI Pointe Group, Inc.	5.25%		6/1/2027	4,097	4,490,558
Total					25,023,137

Containers 0.14%
Ball Corp.	2.875%		8/15/2030	5,836	5,814,115

Diversified 0.01%
KOC Holding AS (Turkey)†(c)	5.25%		3/15/2023	625	641,872

Drugs 1.42%
AbbVie, Inc.	3.20%		11/21/2029	5,872	6,683,462

376	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Drugs (continued)
Bayer Corp.†	6.65%	2/15/2028	$2,173	$2,814,164
Bayer US Finance II LLC†	3.875%	12/15/2023	5,573	6,093,939
Cigna Corp.	4.125%	11/15/2025	9,871	11,362,675
CVS Health Corp.	3.625%	4/1/2027	9,315	10,593,157
CVS Health Corp.	4.30%	3/25/2028	19,348	22,768,736
Total				60,316,133

Electric: Power 3.13%
Ameren Corp.	3.50%	1/15/2031	3,355	3,888,817
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%	8/1/2028	7,038	8,136,676
Cikarang Listrindo Tbk PT (Indonesia)†(c)	4.95%	9/14/2026	6,150	6,365,250
Cleco Corporate Holdings LLC	3.375%	9/15/2029	3,100	3,184,507
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	1,709	2,468,538
DTE Electric Co.	2.625%	3/1/2031	13,836	15,335,148
Emera US Finance LP	3.55%	6/15/2026	24,938	27,878,544
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(c)	4.45%	8/1/2035	1,845	2,207,173
Eskom Holdings SOC Ltd. (South Africa)†(c)	6.35%	8/10/2028	6,000	6,557,700
Exelon Generation Co. LLC	3.25%	6/1/2025	4,403	4,748,736
Exelon Generation Co. LLC	5.60%	6/15/2042	564	629,966
FirstEnergy Corp.	3.90%	7/15/2027	8,370	9,262,250
ITC Holdings Corp.	3.35%	11/15/2027	3,411	3,805,236
Liberty Utilities Finance GP 1†	2.05%	9/15/2030	7,170	7,192,739
Minejesa Capital BV (Netherlands)†(c)	4.625%	8/10/2030	1,800	1,923,408
NRG Energy, Inc.†(e)	2.45%	12/2/2027	4,183	4,293,152
NRG Energy, Inc.	5.75%	1/15/2028	3,821	4,177,213
Pennsylvania Electric Co.†	3.60%	6/1/2029	3,906	4,300,861
PSEG Power LLC	8.625%	4/15/2031	3,362	4,958,859
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia)†(c)	4.85%	10/14/2038	1,130	1,228,666
Vistra Operations Co. LLC†	3.55%	7/15/2024	9,911	10,670,092
Total				133,213,531

Electrical Equipment 0.61%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027	16,134	18,142,485
NXP BV/NXP Funding LLC (Netherlands)†(c)	3.15%	5/1/2027	7,323	7,999,482
Total				26,141,967

Electronics 0.29%
Roper Technologies, Inc.	1.40%	9/15/2027	12,163	12,324,286

See Notes to Financial Statements.	377

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy Equipment & Services 0.10%
Greenko Solar Mauritius Ltd. (Mauritius)†(c)	5.95%	7/29/2026	$3,880	$4,195,614

Engineering & Contracting Services 0.07%
China Railway Resources Huitung Ltd. (Hong Kong)(c)	3.85%	2/5/2023	2,849	3,003,653

Entertainment 0.59%
Caesars Entertainment, Inc.†	8.125%	7/1/2027	4,009	4,414,911
Cedar Fair LP	5.25%	7/15/2029	4,190	4,301,831
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	4,211	4,159,689
Penn National Gaming, Inc.†	5.625%	1/15/2027	3,891	4,051,893
Scientific Games International, Inc.†	7.25%	11/15/2029	3,853	4,096,221
Vail Resorts, Inc.†	6.25%	5/15/2025	3,870	4,145,737
Total				25,170,282

Environmental Services 0.08%
Stericycle, Inc.†	3.875%	1/15/2029	3,371	3,510,054

Financial Services 1.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%	1/15/2025	10,075	10,451,304
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.875%	1/23/2028	6,006	6,131,629
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%	1/16/2024	2,348	2,530,315
Affiliated Managers Group, Inc.	3.50%	8/1/2025	3,039	3,374,895
Ally Financial, Inc.	8.00%	11/1/2031	2,911	4,178,198
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%	4/15/2026	2,020	2,094,591
Brightsphere Investment Group, Inc.	4.80%	7/27/2026	3,066	3,299,303
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	5,924	5,206,535
International Lease Finance Corp.	5.875%	8/15/2022	1,071	1,153,588
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028	4,065	4,240,303
Navient Corp.	5.00%	3/15/2027	6,793	6,768,409
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	3,612	4,026,159
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	4,780	5,451,718
OneMain Finance Corp.	5.375%	11/15/2029	8,701	9,505,843
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.†	3.625%	3/1/2029	4,198	4,180,221
SURA Asset Management SA (Colombia)†(c)	4.375%	4/11/2027	4,400	4,954,664
Total				77,547,675

378	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food 0.73%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	$3,763	$4,119,356
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023	2,538	2,520,869
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	7,041	8,070,817
Kraft Heinz Foods Co.	4.375%	6/1/2046	8,331	8,899,449
Minerva Luxembourg SA (Luxembourg)†(c)	5.875%	1/19/2028	3,261	3,507,205
Sysco Corp.	2.40%	2/15/2030	3,869	4,068,166
Total				31,185,862

Health Care Products 1.07%
Alcon Finance Corp.†	2.60%	5/27/2030	16,235	17,250,460
Boston Scientific Corp.	2.65%	6/1/2030	10,987	11,805,668
Stryker Corp.	1.95%	6/15/2030	15,556	16,111,331
Zimmer Biomet Holdings, Inc.	5.75%	11/30/2039	149	197,224
Total				45,364,683

Health Care Services 2.55%
Adventist Health System	2.952%	3/1/2029	2,279	2,402,262
Advocate Health & Hospitals Corp.	2.211%	6/15/2030	7,733	8,059,831
Anthem, Inc.	2.25%	5/15/2030	12,163	12,749,360
Centene Corp.	3.375%	2/15/2030	3,950	4,146,256
CommonSpirit Health	3.347%	10/1/2029	13,200	14,340,635
DaVita, Inc.†	3.75%	2/15/2031	6,001	5,989,748
HCA, Inc.	4.125%	6/15/2029	12,892	14,905,102
HCA, Inc.	4.50%	2/15/2027	5,323	6,124,255
HCA, Inc.	5.25%	6/15/2026	6,002	7,090,192
HCA, Inc.	5.50%	6/15/2047	41	54,729
Legacy LifePoint Health LLC†	4.375%	2/15/2027	5,710	5,752,825
LifePoint Health, Inc.†	6.75%	4/15/2025	2,337	2,500,590
MEDNAX, Inc.†	6.25%	1/15/2027	3,865	4,145,135
New York and Presbyterian Hospital (The)	3.954%	8/1/2119	1,297	1,451,343
Radiology Partners, Inc.†	9.25%	2/1/2028	4,152	4,536,060
Select Medical Corp.†	6.25%	8/15/2026	3,851	4,116,873
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	3,684	4,040,888
Tenet Healthcare Corp.†	4.875%	1/1/2026	4,000	4,124,960
Tenet Healthcare Corp.†	6.25%	2/1/2027	1,883	1,975,069
Total				108,506,113

See Notes to Financial Statements.	379

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Household Equipment/Products 0.05%
Newell Brands, Inc.	5.875%	4/1/2036		$1,886	$2,272,630

Insurance 0.26%
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044		8,180	10,983,499

Investment Management Companies 0.06%
Temasek Financial I Ltd. (Singapore)†(c)	2.50%	10/6/2070		2,460	2,500,379

Leisure 0.41%
Carnival Corp.†	7.625%	3/1/2026		2,521	2,680,882
Carnival Corp.†	11.50%	4/1/2023		5,591	6,374,886
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		3,566	4,194,507
Viking Cruises Ltd.†	13.00%	5/15/2025		3,540	4,166,138
Total					17,416,413

Lodging 0.26%
Boyd Gaming Corp.	4.75%	12/1/2027		2,038	2,075,214
Boyd Gaming Corp.	6.00%	8/15/2026		2,445	2,551,969
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030		5,811	6,275,851
Total					10,903,034

Machinery: Agricultural 0.84%
BAT Capital Corp.	4.70%	4/2/2027		3,153	3,696,032
BAT Capital Corp.	4.906%	4/2/2030		17,877	21,514,613
MHP Lux SA (Luxembourg)†(c)	6.25%	9/19/2029		7,870	7,948,700
MHP Lux SA (Luxembourg)†(c)	6.95%	4/3/2026		2,460	2,611,216
Total					35,770,561

Machinery: Industrial/Specialty 0.65%
IDEX Corp.	3.00%	5/1/2030		4,944	5,484,808
nVent Finance Sarl (Luxembourg)(c)	4.55%	4/15/2028		13,974	15,132,194
Vertical Midco GmbH†(a)	4.375%	7/15/2027	EUR	1,744	2,188,575
Vertical US Newco, Inc.†	5.25%	7/15/2027		$4,654	4,895,426
Total					27,701,003

Media 1.48%
AMC Networks, Inc.	4.75%	8/1/2025		4,043	4,168,313
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030		1,900	2,014,475
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028		1,951	2,052,940
Cox Communications, Inc.†	8.375%	3/1/2039		11,333	19,338,876
CSC Holdings LLC†	5.50%	4/15/2027		3,800	4,014,700

380	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Media (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	$5,154	$4,004,014
DISH DBS Corp.	7.75%	7/1/2026	5,810	6,617,503
Globo Comunicacao e Participacoes SA (Brazil)†(c)	4.875%	1/22/2030	6,120	6,383,221
Scripps Escrow, Inc.†	5.875%	7/15/2027	3,962	3,996,667
Time Warner Cable LLC	7.30%	7/1/2038	2,682	3,943,381
Time Warner Entertainment Co. LP	8.375%	7/15/2033	4,078	6,361,364
Total				62,895,454

Metals & Minerals: Miscellaneous 1.67%
Anglo American Capital plc (United Kingdom)†(c)	4.00%	9/11/2027	10,010	11,312,175
Anglo American Capital plc (United Kingdom)†(c)	4.75%	4/10/2027	10,543	12,341,066
Antofagasta plc (Chile)†(c)	2.375%	10/14/2030	4,210	4,195,265
Chinalco Capital Holdings Ltd. (British Virgin Islands)(c)	4.00%	8/25/2021	3,925	3,962,287
FMG Resources August 2006 Pty Ltd. (Australia)†(c)	4.50%	9/15/2027	3,962	4,350,276
Freeport-McMoRan, Inc.	4.125%	3/1/2028	4,247	4,477,931
Freeport-McMoRan, Inc.	4.25%	3/1/2030	3,995	4,347,639
Glencore Funding LLC†	4.875%	3/12/2029	14,833	17,586,222
Hecla Mining Co.	7.25%	2/15/2028	2,712	2,924,756
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	1,969	2,247,735
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(c)	4.10%	4/11/2023	3,200	3,368,256
Total				71,113,608

Natural Gas 0.94%
CenterPoint Energy Resources Corp.	1.75%	10/1/2030	9,951	10,142,429
ENN Energy Holdings Ltd. (China)†(c)	2.625%	9/17/2030	2,550	2,569,082
National Fuel Gas Co.	5.50%	1/15/2026	7,186	8,070,555
NiSource, Inc.	3.49%	5/15/2027	16,964	19,100,711
Total				39,882,777

Oil 2.70%
Afren plc (United Kingdom)†(c)(f)	10.25%	4/8/2019	2,537	64,698
Apache Corp.	4.375%	10/15/2028	2,230	2,273,775
Apache Corp.	4.625%	11/15/2025	2,966	3,087,458
Citgo Holding, Inc.†	9.25%	8/1/2024	4,072	3,644,440
Continental Resources, Inc.	3.80%	6/1/2024	4,298	4,355,529
Diamondback Energy, Inc.	3.50%	12/1/2029	4,785	5,022,278
Diamondback Energy, Inc.	4.75%	5/31/2025	1,914	2,135,941

See Notes to Financial Statements.	381

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil (continued)
Empresa Nacional del Petroleo (Chile)†(c)	3.75%		8/5/2026	$4,700	$5,100,322
EQT Corp.	7.875%		2/1/2025	3,849	4,412,474
Equinor ASA (Norway)(c)	7.15%		11/15/2025	4,060	5,193,679
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(c)	4.95%		2/6/2028	1,300	1,482,507
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%		11/1/2028	4,412	4,383,146
Laredo Petroleum, Inc.	9.50%		1/15/2025	7,227	4,925,634
MEG Energy Corp. (Canada)†(c)	7.00%		3/31/2024	3,798	3,826,485
MEG Energy Corp. (Canada)†(c)	7.125%		2/1/2027	3,488	3,426,960
Murphy Oil Corp.	5.875%		12/1/2027	4,249	3,851,973
OGX Austria GmbH (Brazil)†(c)(f)	8.50%		6/1/2018	1,730	35
PDC Energy, Inc.	5.75%		5/15/2026	4,947	4,931,541
Pertamina Persero PT (Indonesia)†(c)	4.15%		2/25/2060	1,300	1,383,965
Pertamina Persero PT (Indonesia)†(c)	4.70%		7/30/2049	800	912,075
Pertamina Persero PT (Indonesia)†(c)	5.625%		5/20/2043	1,500	1,861,875
Petroleos Mexicanos (Mexico)(c)	4.50%		1/23/2026	6,372	6,017,271
Petroleos Mexicanos (Mexico)(c)	5.35%		2/12/2028	18,010	16,892,479
Range Resources Corp.†	9.25%		2/1/2026	4,236	4,399,086
Saudi Arabian Oil Co. (Saudi Arabia)†(c)	2.875%		4/16/2024	6,400	6,768,700
Sinopec Group Overseas Development Ltd. (British Virgin Islands)†(c)	4.375%		10/17/2023	1,548	1,691,738
SM Energy Co.	6.75%		9/15/2026	3,462	1,951,045
Southwestern Energy Co.	7.75%		10/1/2027	4,119	4,353,268
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(c)	3.25%		8/15/2030	2,900	3,031,996
Viper Energy Partners LP†	5.375%		11/1/2027	2,028	2,144,894
YPF SA (Argentina)†(c)	8.50%		7/28/2025	1,787	1,303,617
Total					114,830,884

Oil: Crude Producers 1.38%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%		11/2/2047	2,240	2,782,214
AI Candelaria Spain SLU (Spain)†(c)	7.50%		12/15/2028	250	280,440
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	5,349	3,660,294
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	2,461	2,703,339
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%		9/30/2040	9,000	9,350,429
MPLX LP	3.375%		3/15/2023	6,897	7,288,310
MPLX LP	5.25%		1/15/2025	7,226	7,426,482
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	17,298	20,755,827

382	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers (continued)
Western Midstream Operating LP	5.05%	2/1/2030	$4,254	$4,549,143
Total				58,796,478

Oil: Integrated Domestic 0.25%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	3.337%	12/15/2027	9,547	10,524,645

Paper & Forest Products 0.13%
Suzano Austria GmbH (Brazil)(c)	3.75%	1/15/2031	5,329	5,623,427

Real Estate Investment Trusts 2.31%
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	1/17/2023	1,483	1,523,083
Country Garden Holdings Co. Ltd. (China)(c)	4.75%	9/28/2023	6,712	6,866,560
EPR Properties	4.95%	4/15/2028	6,790	6,736,410
Equinix, Inc.	1.55%	3/15/2028	12,072	12,189,356
Equinix, Inc.	2.625%	11/18/2024	5,956	6,350,261
ESH Hospitality, Inc.†	4.625%	10/1/2027	4,276	4,346,554
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	5,785	6,295,041
Kaisa Group Holdings Ltd. (China)(c)	9.375%	6/30/2024	2,200	2,123,060
Kaisa Group Holdings Ltd. (China)†(c)	11.95%	10/22/2022	2,460	2,595,300
Longfor Group Holdings Ltd. (China)(c)	4.50%	1/16/2028	6,895	7,631,731
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028	4,105	4,333,341
Sunac China Holdings Ltd. (China)(c)	7.875%	2/15/2022	5,800	5,945,000
VEREIT Operating Partnership LP	4.875%	6/1/2026	15,872	18,163,334
WEA Finance LLC†	2.875%	1/15/2027	8,254	8,267,467
Yuzhou Group Holdings Co. Ltd. (China)(c)	6.00%	10/25/2023	1,700	1,726,563
Zhenro Properties Group Ltd. (China)(c)	8.65%	1/21/2023	3,200	3,311,976
Total				98,405,037

Retail 0.70%
AutoNation, Inc.	4.75%	6/1/2030	740	890,982
Gap, Inc. (The)†	8.625%	5/15/2025	3,600	4,005,900
IRB Holding Corp.†	7.00%	6/15/2025	3,974	4,348,967
Penske Automotive Group, Inc.	3.50%	9/1/2025	4,227	4,274,554
PetSmart, Inc.†	5.875%	6/1/2025	4,036	4,089,981
Rite Aid Corp.†	8.00%	11/15/2026	3,368	3,422,730
Sally Holdings LLC/Sally Capital, Inc.	5.625%	12/1/2025	4,120	4,228,150
Walgreens Boots Alliance, Inc.	3.20%	4/15/2030	4,388	4,758,448
Total				30,019,712

See Notes to Financial Statements.	383

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Steel 0.10%
GUSAP III LP†	4.25%	1/21/2030	$4,000	$4,385,000

Technology 1.73%
Alibaba Group Holding Ltd.(China)(c)	3.40%	12/6/2027	5,524	6,208,664
Baidu, Inc. (China)(c)	2.375%	10/9/2030	3,220	3,314,079
GrubHub Holdings, Inc.†	5.50%	7/1/2027	6,085	6,381,644
JD.com, Inc. (China)(c)	3.375%	1/14/2030	10,030	10,953,218
Match Group Holdings II LLC†	5.00%	12/15/2027	1,980	2,100,899
Match Group Holdings II LLC†	5.625%	2/15/2029	1,858	2,029,865
Meituan (China)†(c)	3.05%	10/28/2030	4,700	4,874,276
Netflix, Inc.†	4.875%	6/15/2030	3,591	4,158,827
Netflix, Inc.	6.375%	5/15/2029	5,169	6,492,471
Prosus NV (Netherlands)†(c)	3.68%	1/21/2030	1,490	1,627,413
Prosus NV (Netherlands)†(c)	5.50%	7/21/2025	5,300	6,119,497
Tencent Holdings Ltd. (China)†(c)	3.595%	1/19/2028	13,960	15,375,529
Uber Technologies, Inc.†	8.00%	11/1/2026	3,839	4,143,721
Total				73,780,103

Telecommunications 0.98%
AT&T, Inc.	4.30%	2/15/2030	11,631	13,897,453
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(c)	6.75%	10/1/2026	6,098	6,328,809
Frontier Communications Corp.†	5.00%	5/1/2028	4,819	4,903,333
Logan Merger Sub, Inc.†	5.50%	9/1/2027	4,083	4,241,216
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	1,800	2,012,805
Sprint Capital Corp.	6.875%	11/15/2028	3,140	4,083,806
T-Mobile USA, Inc.†	3.75%	4/15/2027	2,000	2,266,200
Zayo Group Holdings, Inc.†	4.00%	3/1/2027	4,063	4,047,540
Total				41,781,162

Toys 0.10%
Mattel, Inc.†	6.75%	12/31/2025	3,948	4,156,060

Transportation: Miscellaneous 0.38%
Autoridad del Canal de Panama (Panama)†(c)	4.95%	7/29/2035	200	251,111
Huntington Ingalls Industries, Inc.†	3.844%	5/1/2025	2,885	3,213,928
Pelabuhan Indonesia III Persero PT (Indonesia)†(c)	4.50%	5/2/2023	1,500	1,596,097
Watco Cos LLC/Watco Finance Corp.†	6.50%	6/15/2027	6,714	7,129,429
XPO Logistics, Inc.†	6.25%	5/1/2025	3,938	4,225,966
Total				16,416,531

384	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Utilities 0.10%
Aegea Finance Sarl (Luxembourg)†(c)	5.75%		10/10/2024		$3,936	$4,120,539
Total Corporate Bonds (cost $1,716,086,164)						1,811,562,387

FLOATING RATE LOAN(g) 0.05%

Transportation: Miscellaneous
Gruden Acquisition, Inc. 2nd Lien Term Loan (cost $2,241,809)	9.50% (3 Mo. LIBOR + 8.50%	)	8/18/2023		2,238	2,036,580

FOREIGN GOVERNMENT OBLIGATIONS 4.46%

Bermuda 0.30%
Bermuda Government International Bond†	2.375%		8/20/2030		12,480	12,985,440

China 0.19%
China Government International Bond†(c)	2.25%		10/21/2050		8,000	7,991,820

Dominican Republic 0.11%
Dominican Republic†(c)	4.875%		9/23/2032		4,492	4,817,670

Egypt 0.35%
Republic of Egypt†(c)	4.55%		11/20/2023		635	650,999
Republic of Egypt†(c)	6.125%		1/31/2022		1,065	1,109,190
Republic of Egypt†(c)	6.588%		2/21/2028		3,800	4,080,915
Republic of Egypt†(c)	7.60%		3/1/2029		6,500	7,264,056
Republic of Egypt†(c)	7.903%		2/21/2048		1,560	1,619,272
Total						14,724,432

Ghana 0.22%
Republic of Ghana†(c)	6.375%		2/11/2027		9,500	9,589,300

Indonesia 0.26%
Republic of Indonesia(c)	3.40%		9/18/2029		10,000	11,227,291

Japan 2.03%
Japan Treasury Discount Bill(a)	Zero Coupon		2/22/2021	JPY	9,000,000	86,225,748

Latvia 0.05%
Republic of Latvia†(c)	5.25%		6/16/2021		$2,047	2,102,013

Nigeria 0.30%
Republic of Nigeria†(c)	6.375%		7/12/2023		3,720	3,994,071
Republic of Nigeria†(c)	7.143%		2/23/2030		8,475	8,931,319
Total						12,925,390

See Notes to Financial Statements.	385

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Peru 0.07%
Peruvian Government International Bond(c)	2.392%		1/23/2026	$2,700	$2,847,150

Qatar 0.22%
State of Qatar†(c)	3.25%		6/2/2026	5,701	6,339,968
State of Qatar†(c)	5.103%		4/23/2048	2,100	3,008,303
Total					9,348,271

Turkey 0.31%
Republic of Turkey(c)	4.25%		4/14/2026	5,200	5,011,708
Republic of Turkey(c)	5.25%		3/13/2030	2,532	2,453,837
Republic of Turkey(c)	5.75%		3/22/2024	2,625	2,695,224
Turkiye Ihracat Kredi Bankasi AS†(c)	8.25%		1/24/2024	2,650	2,837,660
Total					12,998,429

Ukraine 0.05%
Ukraine Government International Bond†(c)	7.75%		9/1/2024	1,952	2,138,723
Total Foreign Government Obligations (cost $183,607,938)					189,921,677

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.18%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.187%	#(h)	2/25/2032	16,733	1,982,522
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(h)	2/16/2049	4,341	4,556,652
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(h)	2/16/2053	950	996,324
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $7,395,484)					7,535,498

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 24.60%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	8,745	9,882,637
Federal National Mortgage Assoc.(i)	2.50%		TBA	58,018	60,794,677
Federal National Mortgage Assoc.(i)	3.00%		TBA	326,650	341,266,314
Federal National Mortgage Assoc.	3.50%		9/1/2047 - 3/1/2050	63,611	68,730,721
Federal National Mortgage Assoc.(i)	3.50%		TBA	339,900	358,581,220
Federal National Mortgage Assoc.	4.00%		1/1/2048	10,661	12,046,386
Federal National Mortgage Assoc.(i)	4.00%		TBA	183,617	195,899,975
Total Government Sponsored Enterprises Pass-Throughs (cost $1,043,387,624)					1,047,201,930

MUNICIPAL BONDS 0.77%

Miscellaneous
California	7.30%		10/1/2039	1,495	2,462,818
California	7.625%		3/1/2040	2,235	3,882,888
California Health Facilities Financing Authority	3.034%		6/1/2034	2,215	2,360,924
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	4,092	4,311,945

386	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Miscellaneous (continued)
Massachusetts School Building Authority	3.395%		10/15/2040	$5,675	$5,974,867
Michigan Finance Authority	3.084%		12/1/2034	5,935	6,408,791
Permanent University Fund - Texas A&M University System	3.66%		7/1/2047	4,310	4,743,802
University of California Bond of Regents	3.006%		5/15/2050	2,380	2,554,287
Total Municipal Bonds (cost $30,691,829)					32,700,322

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.14%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(h)	12/25/2059	1,939	1,961,981
Angel Oak Mortgage Trust I LLC 2019-4 A1†	2.993%	#(h)	7/26/2049	5,017	5,094,799
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.091% (1 Mo. LIBOR + .95%	)#	6/15/2035	3,567	3,453,844
BBCMS Mortgage Trust 2019-BWAY A†	1.097% (1 Mo. LIBOR + .96%	)#	11/15/2034	4,168	4,067,271
BBCMS Mortgage Trust 2019-BWAY B†	1.451% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	1,832	1,772,281
BX Trust 2018-GW A†	0.941% (1 Mo. LIBOR + .80%	)#	5/15/2035	9,610	9,362,771
BX Trust 2019-OC11 A†	3.202%		12/9/2041	7,941	8,529,920
CF Trust 2019-BOSS A1†	3.391% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	4,660	4,304,153	(b)
Citigroup Commercial Mortgage Trust 2014-GC25 XB IO	0.33%	#(h)	10/10/2047	50,626	412,096
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	8,100	5,688,888
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.133%	#(h)	8/10/2047	3,638	103,430
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(h)	8/10/2047	12,450	9,923,285
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(h)	2/10/2048	10,552	7,011,582
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(h)	7/10/2050	3,400	3,796,627
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.576%	#(h)	7/10/2050	1,570	1,679,151
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.576%	#(h)	7/10/2050	2,684	2,597,590
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.576%	#(h)	7/10/2050	7,822	6,307,356
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	1,922	2,102,059

See Notes to Financial Statements.	387

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	$3,000	$2,218,762
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(h)	2/25/2050	4,332	4,418,384
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.70%		4/25/2065	9,160	9,219,612
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.532%	#(h)	11/15/2049	4,890	3,062,323
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	4,507	4,982,911
CSMC Series 2019-UVIL A†	3.16%		12/15/2041	3,895	3,862,243
DBWF Mortgage Trust 2018-GLKS A†	1.179% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	6,411	6,305,307
Deephaven Residential Mortgage Trust 2019-3A A1†	2.964%	#(h)	7/25/2059	5,305	5,381,634
Deephaven Residential Mortgage Trust 2019-4A A1†	2.791%	#(h)	10/25/2059	3,465	3,529,585
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(h)	1/25/2060	2,645	2,680,398
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	2,014	2,063,847
Great Wolf Trust 2019-WOLF A†	1.175% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	12,751	12,390,281
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.091% (1 Mo. LIBOR + .95%	)#	7/15/2035	4,372	4,197,025
GS Mortgage Securities Trust 2014-GC26 C	4.662%	#(h)	11/10/2047	135	125,683
GS Mortgage Securities Trust 2015-GC32 C	4.569%	#(h)	7/10/2048	1,230	1,237,346
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.723%	#(h)	8/5/2034	19,156	488,286
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	4,226	3,498,962
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(h)	8/5/2034	3,741	2,496,634
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.665%	#(h)	8/5/2034	22,024	181,257
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(h)	7/15/2048	2,500	2,492,413
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#(h)	10/5/2031	2,860	2,746,523
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	1.141% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	6,961	6,766,713
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.441% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	6,336	6,090,825
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.02% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	3,436	3,322,204
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.088% (1 Mo. LIBOR + .95%	)#	7/5/2033	2,393	2,355,363

388	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.388% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	$7,410	$7,269,157
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	2,228	2,324,177
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	2,968	3,073,611
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	523	352,397
New Residential Mortgage Loan Trust 2019-NQM3 A1†	2.802%	#(h)	7/25/2049	4,676	4,738,243
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(h)	1/26/2060	1,787	1,828,986
PFP Ltd. 2019-6 A†	1.186% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	4,767	4,706,919
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	3,386	3,451,760
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(h)	2/25/2024	1,278	1,303,902
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(h)	9/25/2042	147	148,456
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#(h)	1/5/2043	695	721,036
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(h)	2/25/2050	2,576	2,633,753
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(h)	4/25/2065	11,647	11,734,387
UBS-BAMLL Trust 2012-WRM E†	4.379%	#(h)	6/10/2030	3,905	1,608,585
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	6,195	6,318,150
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	10,253	10,279,880
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(h)	4/25/2065	6,580	6,616,264
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.41%	#(h)	7/15/2046	5,195	1,922,160
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.238%	#(h)	5/15/2048	7,460	6,518,324
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(h)	7/15/2048	2,642	2,547,616
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.162%	#(h)	1/15/2059	2,748	2,378,907
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(h)	11/15/2050	3,197	3,404,626
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.71%	#(h)	10/15/2057	58,897	1,054,128
Total Non-Agency Commercial Mortgage-Backed Securities (cost $271,968,878)					261,219,029

U.S. TREASURY OBLIGATIONS 23.26%
U.S. Treasury Bill	Zero Coupon		2/4/2021	309,219	309,179,825

See Notes to Financial Statements.	389

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bill	2.50%	1/31/2021	$214,032	$214,872,266
U.S. Treasury Bond	1.125%	5/15/2040	89,456	85,982,592
U.S. Treasury Bond	1.375%	8/15/2050	22,522	21,404,698
U.S. Treasury Bond	1.625%	11/15/2050	32,994	33,347,139
U.S. Treasury Bond	2.375%	11/15/2049	10,480	12,485,528
U.S. Treasury Note	0.125%	9/30/2022	55,104	55,091,085
U.S. Treasury Note	0.125%	10/31/2022	55,125	55,107,773
U.S. Treasury Note	0.25%	11/15/2023	91,519	91,687,023
U.S. Treasury Note	0.25%	10/31/2025	111,562	110,986,758
Total U.S. Treasury Obligations (cost $991,760,178)				990,144,687
Total Long-Term Investments (cost $4,851,735,114)				4,948,924,516

SHORT-TERM INVESTMENTS 5.22%

REPURCHASE AGREEMENTS
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $40,959,300 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $40,936,895; proceeds: $40,134,161			40,134	40,134,161
Repurchase Agreement dated 11/30/2020, 0.07% due 12/1/2020 with Toronto Dominion Grand Cayman collateralized by $173,830,000 of U.S. Treasury Note at 2.25% due 4/30/2024; value: $186,176,859; proceeds: $182,000,354			182,000	182,000,000
Total Repurchase Agreements (cost $222,134,161)				222,134,161
Total Investments in Securities 121.49% (cost $5,073,869,275)				5,171,058,677
Liabilities in Excess of Foreign Cash and Other Assets(j) (21.49%)				(914,541,983)
Net Assets 100.00%				$4,256,516,694

CAD	Canadian dollar.
EUR	Euro.
JPY	Japanese yen.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $1,494,213,753, which represents 35.10% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

390	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Liabilities in Excess of Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2020(1):

	Central	Fund
Referenced	Clearing	Pays	Termination	Notional	Notional	Payments	Unrealized
Index	party	(Quarterly)	Date	Amount	Value	Upfront(2)	Depreciation(3)
Markit CDX. NA.IG.35(4)(5)	Credit Suisse	1.00%	12/20/2025	$207,700,000	$212,859,239	$(4,567,359)	$(591,880)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $591,880.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Open Forward Foreign Currency Exchange Contracts at November 30, 2020:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Canadian dollar	Sell	Morgan Stanley	12/15/2020	3,975,000	$3,017,027	$3,061,014	$(43,987)
Canadian dollar	Sell	Barclays Bank plc	1/20/2021	14,128,000	10,765,870	10,882,198	(116,328)
Euro	Sell	Credit Agricole	12/4/2020	1,744,000	2,068,619	2,080,426	(11,807)
Japanese yen	Sell	State Street Bank and Trust	2/22/2021	9,000,000,000	86,064,034	86,329,575	(265,541)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(437,663)

See Notes to Financial Statements.	391

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2020

Open Futures Contracts at November 30, 2020:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 5-Year Treasury Note	March 2021	1,118	Long	$140,784,955	$140,902,938	$117,983
U.S. Long Bond	March 2021	1,645	Long	286,753,307	287,720,781	967,474
U.S. Ultra Treasury Bond	March 2021	902	Long	193,678,318	194,860,187	1,181,869
Total Unrealized Appreciation on Open Futures Contracts						$2,267,326

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 10-Year Ultra Treasury Note	March 2021	2,280	Short	$(357,674,028)	$(358,245,000)	$(570,972)

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$339,321,314	$20,060,159	$359,381,473
Remaining Industries	–	247,220,933	–	247,220,933
Corporate Bonds	–	1,811,562,387	–	1,811,562,387
Floating Rate Loan	–	2,036,580	–	2,036,580
Foreign Government Obligations	–	189,921,677	–	189,921,677
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	7,535,498	–	7,535,498
Government Sponsored Enterprises Pass-Throughs	–	1,047,201,930	–	1,047,201,930
Municipal Bonds	–	32,700,322	–	32,700,322
Non-Agency Commercial Mortgage-Backed Securities	–	256,914,876	4,304,153	261,219,029
U.S. Treasury Obligations	–	990,144,687	–	990,144,687
Short-Term Investments
Repurchase Agreements	–	222,134,161	–	222,134,161
Total	$–	$5,146,694,365	$24,364,312	$5,171,058,677
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(591,880)	–	(591,880)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(437,663)	–	(437,663)
Futures Contracts
Assets	2,267,326	–	–	2,267,326
Liabilities	(570,972)	–	–	(570,972)
Total	$1,696,354	$(1,029,543)	$–	$666,811

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

392	See Notes to Financial Statements.

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2020

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	393

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 78.17%

ASSET-BACKED SECURITIES 19.97%

Automobiles 14.89%
ACC Trust 2019-1 A†	3.75%	5/20/2022	$3,741	$3,760,054
Ally Auto Receivables Trust 2019-4 A2	1.93%	10/17/2022	10,223	10,255,666
American Credit Acceptance Receivables Trust 2019-1 B†	3.32%	4/12/2023	3,715	3,722,952
American Credit Acceptance Receivables Trust 2020-2 A†	1.65%	12/13/2023	11,407	11,463,162
American Credit Acceptance Receivables Trust 2020-3 A†	0.62%	10/13/2023	36,473	36,511,005
AmeriCredit Automobile Receivables Trust 2016-3 C	2.24%	4/8/2022	334	334,761
AmeriCredit Automobile Receivables Trust 2016-3 D	2.71%	9/8/2022	6,489	6,558,047
AmeriCredit Automobile Receivables Trust 2019-3 A2A	2.17%	1/18/2023	13,016	13,088,397
AmeriCredit Automobile Receivables Trust 2020-2 A2A	0.60%	12/18/2023	18,904	18,939,793
ARI Fleet Lease Trust 2020-A A2†	1.77%	8/15/2028	12,188	12,312,337
Avid Automobile Receivables Trust 2018-1 A†	2.84%	8/15/2023	25	24,541
BMW Vehicle Lease Trust 2018-1 A3	3.26%	7/20/2021	5,385	5,399,157
BMW Vehicle Lease Trust 2019-1 A3	2.84%	11/22/2021	12,664	12,723,170
California Republic Auto Receivables Trust 2017-1 A4	2.28%	6/15/2022	1,429	1,431,625
Capital Auto Receivables Asset Trust 2018-1 A4†	2.93%	6/20/2022	12,491	12,576,808
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	3,012	3,022,260
Capital Auto Receivables Asset Trust 2018-2 B†	3.48%	10/20/2023	5,648	5,703,034
Capital Auto Receivables Asset Trust 2018-2 C†	3.69%	12/20/2023	4,551	4,631,909
Capital One Prime Auto Receivables Trust 2019-2 A2	2.06%	9/15/2022	37,555	37,710,151
Capital One Prime Auto Receivables Trust 2020-1 A2	1.64%	6/15/2023	38,258	38,480,696
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	8,692	8,699,272
CarMax Auto Owner Trust 2017-2 A3	1.93%	3/15/2022	412	412,686
CarMax Auto Owner Trust 2018-3 A3	3.13%	6/15/2023	11,090	11,292,974
CarMax Auto Owner Trust 2019-1 A3	3.05%	3/15/2024	14,595	14,916,008
Carmax Auto Owner Trust 2019-2 A3	2.68%	3/15/2024	45,490	46,661,213
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	5,680	5,792,703
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	306	306,208

394	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Chesapeake Funding II LLC 2017-2A A2†	0.591% (1 Mo. LIBOR + .45%	)#	5/15/2029	$167	$166,718
Chesapeake Funding II LLC 2017-3A A1†	1.91%		8/15/2029	188	187,980
Chesapeake Funding II LLC 2017-3A A2†	0.481% (1 Mo. LIBOR + .34%	)#	8/15/2029	2,757	2,757,381
Chesapeake Funding II LLC 2017-4A A1†	2.12%		11/15/2029	9,337	9,398,843
Chesapeake Funding II LLC 2017-4A A2†	0.451% (1 Mo. LIBOR + .31%	)#	11/15/2029	1,735	1,737,301
Chesapeake Funding II LLC 2018-3A A2†	0.621% (1 Mo. LIBOR + .48%	)#	1/15/2031	45,259	45,292,975
CPS Auto Receivables Trust 2020-C A†	0.63%		3/15/2024	16,820	16,830,306
CPS Auto Receivables Trust 2020-C B†	1.01%		1/15/2025	3,880	3,890,971
Drive Auto Receivables Trust 2016-CA D†	4.18%		3/15/2024	3,919	3,971,984
Drive Auto Receivables Trust 2017-3 D†	3.53%		12/15/2023	3,135	3,180,808
Drive Auto Receivables Trust 2017-AA D†	4.16%		5/15/2024	9,699	9,850,585
Drive Auto Receivables Trust 2017-BA D†	3.72%		10/17/2022	925	927,817
Drive Auto Receivables Trust 2018-2 C	3.63%		8/15/2024	1,978	1,982,280
Drive Auto Receivables Trust 2018-3 C	3.72%		9/16/2024	2,688	2,704,339
Drive Auto Receivables Trust 2018-4 C	3.66%		11/15/2024	9,411	9,497,414
Drive Auto Receivables Trust 2018-4 D	4.09%		1/15/2026	1,390	1,447,247
Drive Auto Receivables Trust 2018-5 B	3.68%		7/15/2023	10,042	10,066,684
Drive Auto Receivables Trust 2019-3 C	2.90%		8/15/2025	5,000	5,157,043
Drive Auto Receivables Trust 2019-4 A3	2.16%		5/15/2023	41,306	41,473,411
Drive Auto Receivables Trust 2019-4 B	2.23%		1/16/2024	53,208	53,836,695
Drive Auto Receivables Trust 2020-2 A2A	0.85%		7/17/2023	45,036	45,116,641
Enterprise Fleet Financing LLC 2017-3 A3†	2.36%		5/20/2023	11,422	11,531,039
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%		10/20/2023	1,731	1,739,943
Enterprise Fleet Financing LLC 2018-1 A3†	3.10%		10/20/2023	11,752	11,940,939
Exeter Automobile Receivables Trust 2016-3A C†	4.22%		6/15/2022	865	869,960
Exeter Automobile Receivables Trust 2017-1A C†	3.95%		12/15/2022	319	321,241
Exeter Automobile Receivables Trust 2019-3A A†	2.59%		9/15/2022	3,270	3,273,447
Exeter Automobile Receivables Trust 2020-2A A†	1.13%		8/15/2023	14,982	15,020,985
Fifth Third Auto Trust 2019-1 A2A	2.66%		5/16/2022	1,713	1,715,137
First Investors Auto Owner Trust 2019-1A A†	2.89%		3/15/2024	14,739	14,893,199
First Investors Auto Owner Trust 2019-2A A†	2.21%		9/16/2024	25,258	25,475,643
Flagship Credit Auto Trust 2018-2 A†	2.97%		10/17/2022	1,367	1,369,691
Flagship Credit Auto Trust 2018-3 A†	3.07%		2/15/2023	4,195	4,217,339
Flagship Credit Auto Trust 2020-2 A†	1.49%		7/15/2024	9,555	9,629,102
Ford Credit Auto Lease Trust 2019-A A3	2.90%		5/15/2022	49,998	50,338,218

See Notes to Financial Statements.	395

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Lease Trust 2020-A A2	1.80%	7/15/2022	$32,485	$32,658,932
Ford Credit Auto Lease Trust 2020-B A2A	0.50%	12/15/2022	43,095	43,156,359
Ford Credit Auto Owner Trust 2017-1 A†	2.62%	8/15/2028	20,898	21,467,429
Ford Credit Auto Owner Trust 2018-B A3	3.24%	4/15/2023	14,893	15,134,590
Ford Credit Auto Owner Trust 2020-A A2	1.03%	10/15/2022	7,186	7,206,785
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	84,440	84,530,464
Ford Credit Auto Owner Trust 2020-C A2	0.25%	10/15/2023	102,448	102,474,319
Ford Credit Auto Owner Trust REV1 2016-1 A†	2.31%	8/15/2027	22,256	22,349,613
Foursight Capital Automobile Receivables Trust 2020-1 A2†	1.97%	9/15/2023	13,727	13,845,146
GLS Auto Receivables Issuer Trust 2020-3A A†	0.69%	10/16/2023	24,867	24,887,622
GM Financial Automobile Leasing Trust 2019-1 A3	2.98%	12/20/2021	10,634	10,691,525
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	13,304	13,388,810
GM Financial Automobile Leasing Trust 2019-3 A2A	2.09%	10/20/2021	20,667	20,703,750
GM Financial Automobile Leasing Trust 2020-1 A2A	1.67%	4/20/2022	1,240	1,245,921
GM Financial Automobile Leasing Trust 2020-2 A2A	0.71%	10/20/2022	27,847	27,936,267
GM Financial Automobile Leasing Trust 2020-3 A2A	0.35%	11/21/2022	84,689	84,733,326
GM Financial Automobile Leasing Trust 2020-3 A3	0.45%	8/21/2023	88,466	88,666,075
GM Financial Consumer Automobile Receivables Trust 2017-3A A3†	1.97%	5/16/2022	4,797	4,807,033
GM Financial Consumer Automobile Receivables Trust 2017-3A A4†	2.13%	3/16/2023	4,797	4,843,998
GM Financial Consumer Automobile Receivables Trust 2019-2 A3	2.65%	2/16/2024	44,556	45,364,732
GM Financial Consumer Automobile Receivables Trust 2020-1 A2	1.83%	1/17/2023	10,502	10,556,807
GM Financial Consumer Automobile Receivables Trust 2020-4 A2	0.26%	11/16/2023	137,890	137,900,935
Honda Auto Receivables Owner Trust 2017-3 A3	1.79%	9/20/2021	261	261,668
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	27,592	27,656,604
Honda Auto Receivables Owner Trust 2020-3 A2	0.27%	2/21/2023	155,100	155,134,215
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	105,418	105,641,402
Hyundai Auto Lease Securitization Trust 2019-B A2†	2.08%	12/15/2021	12,197	12,231,384
Hyundai Auto Lease Securitization Trust 2020-B A2†	0.36%	1/17/2023	56,713	56,765,465
Hyundai Auto Lease Securitization Trust 2020-B A3†	0.51%	9/15/2023	29,857	29,956,448
Hyundai Auto Receivables Trust 2017-B A3	1.77%	1/18/2022	1,291	1,293,816
Hyundai Auto Receivables Trust 2020-B A2	0.38%	3/15/2023	25,489	25,511,186
Mercedes-Benz Auto Lease Trust 2018-B A3	3.21%	9/15/2021	1,859	1,864,893
Mercedes-Benz Auto Lease Trust 2019-A A3	3.10%	11/15/2021	5,506	5,534,315

396	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2019-B A3	2.00%	10/17/2022	$7,024	$7,118,610
Mercedes-Benz Auto Receivables Trust 2020-1 A2	0.46%	3/15/2023	55,266	55,339,216
Nissan Auto Lease Trust 2019-B A2A	2.27%	10/15/2021	12,296	12,332,619
Nissan Auto Lease Trust 2020-B A2	0.34%	12/15/2022	132,942	133,018,056
Nissan Auto Receivables Owner Trust 2019-A A3	2.90%	10/16/2023	36,447	37,153,674
Prestige Auto Receivables Trust 2019-1A A2†	2.44%	7/15/2022	4,102	4,108,270
Prestige Auto Receivables Trust 2019-1A A3†	2.45%	5/15/2023	29,320	29,604,894
Santander Consumer Auto Receivables Trust 2020-BA A3†	0.46%	8/15/2024	27,276	27,260,840
Santander Drive Auto Receivables Trust 2016-3 D	2.80%	8/15/2022	8,774	8,819,510
Santander Drive Auto Receivables Trust 2018-2 C	3.35%	7/17/2023	27,062	27,323,179
Santander Drive Auto Receivables Trust 2018-3 C	3.51%	8/15/2023	27,436	27,699,423
Santander Drive Auto Receivables Trust 2020-2 A2A	0.62%	5/15/2023	23,947	23,972,180
Santander Retail Auto Lease Trust 2019-B A2A†	2.29%	4/20/2022	6,578	6,625,004
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	6	5,772
Tesla Auto Lease Trust 2018-B A†	3.71%	8/20/2021	4,693	4,732,384
Tesla Auto Lease Trust 2019-A A3†	2.16%	10/20/2022	49,529	50,677,964
Tesla Auto Lease Trust 2020-A A2†	0.55%	5/22/2023	17,018	17,050,637
Toyota Auto Receivables Owner Trust 2018-D A3	3.18%	3/15/2023	10,943	11,134,012
Toyota Auto Receivables Owner Trust 2019-A A3	2.91%	7/17/2023	17,301	17,627,573
Toyota Auto Receivables Owner Trust 2020-C A2	0.36%	2/15/2023	52,548	52,578,320
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%	5/15/2023	160,460	160,492,381
USAA Auto Owner Trust 2019-1 A2	2.26%	2/15/2022	983	984,099
Volkswagen Auto Lease Trust 2020-A A2(a)	0.27%	4/20/2023	90,367	90,154,276
Volkswagen Auto Lease Trust 2020-A A3(a)	0.39%	1/22/2024	44,001	43,764,979
Volkswagen Auto Loan Enhanced Trust 2018-2 A3	3.25%	4/20/2023	14,389	14,661,156
Volkswagen Auto Loan Enhanced Trust 2020-1 A2A	0.93%	12/20/2022	46,569	46,700,059
Westlake Automobile Receivables Trust 2018-2A C†	3.50%	1/16/2024	4,169	4,189,129
Westlake Automobile Receivables Trust 2018-3A B†	3.32%	10/16/2023	5,492	5,500,280
Westlake Automobile Receivables Trust 2019-1A A2A†	3.06%	5/16/2022	3,169	3,172,899
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%	2/15/2023	14,128	14,202,739
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%	2/15/2023	46,328	46,656,859
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	113,156	113,568,255
Wheels SPV 2 LLC 2018-1A A2†	3.06%	4/20/2027	747	750,267
World Omni Auto Receivables Trust 2019-B A3	2.59%	7/15/2024	9,491	9,667,201

See Notes to Financial Statements.	397

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust 2018-B A3	3.19%		12/15/2021	$17,414	$17,492,487
World Omni Automobile Lease Securitization Trust 2019-A A3	2.94%		5/16/2022	24,409	24,692,930
World Omni Automobile Lease Securitization Trust 2020-B A2	0.32%		9/15/2023	57,126	57,142,749
World Omni Select Auto Trust 2018-1A A3†	3.46%		3/15/2023	13,061	13,115,441
Total					3,210,034,052

Credit Cards 3.47%
American Express Credit Account Master Trust 2017-2 A	0.591% (1 Mo. LIBOR + .45%	)#	9/16/2024	4,415	4,433,800
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	9,000	9,294,763
BA Credit Card Trust 2018-A3	3.10%		12/15/2023	30,475	31,026,000
Barclays Dryrock Issuance Trust 2018-1 A	0.471% (1 Mo. LIBOR + .33%	)#	7/15/2024	8,533	8,548,330
Capital One Multi-Asset Execution Trust 2016-A7	0.651% (1 Mo. LIBOR + .51%	)#	9/16/2024	13,141	13,213,068
Capital One Multi-Asset Execution Trust 2019-A1	2.84%		12/15/2024	10,500	10,832,604
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	9,819	9,856,171
Discover Card Execution Note Trust 2018-A4	3.11%		1/16/2024	11,380	11,583,511
Discover Card Execution Note Trust 2018-A5	3.32%		3/15/2024	13,370	13,695,257
Discover Card Execution Note Trust 2019-A1	3.04%		7/15/2024	13,936	14,376,902
Discover Card Execution Note Trust 2019-A2 A	0.411% (1 Mo. LIBOR + .27%	)#	12/15/2023	5,339	5,351,922
First National Master Note Trust 2018-1 A	0.601% (1 Mo. LIBOR + .46%	)#	10/15/2024	32,938	32,979,525
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	28,656	28,736,884
Golden Credit Card Trust 2019-1A A†	0.591% (1 Mo. LIBOR + .45%	)#	12/15/2022	49,831	49,900,136
Master Credit Card Trust 2019-1A A†	0.626% (1 Mo. LIBOR + .48%	)#	7/21/2022	34,629	34,649,625
Synchrony Card Funding LLC 2019-A1 A	2.95%		3/15/2025	98,911	102,257,960
Synchrony Card Issuance Trust 2018-A1 A	3.38%		9/15/2024	76,125	77,986,226
Synchrony Credit Card Master Note Trust 2018-1 C	3.36%		3/15/2024	15,400	15,498,323
Trillium Credit Card Trust II 2019-2A A†	3.038%		1/26/2024	55,368	55,593,636
World Financial Network Credit Card Master Trust 2018-A	3.07%		12/16/2024	30,616	30,791,571

398	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2018-B A	3.46%		7/15/2025	$29,864	$30,590,472
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	45,315	46,823,817
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	106,250	109,622,991
Total					747,643,494

Other 1.61%
Ally Master Owner Trust 2018-2 A	3.29%		5/15/2023	15,340	15,554,846
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	5,695	5,793,843
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	15,141	15,434,458
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	607	608,216
BMW Floorplan Master Owner Trust 2018-1 A1†	3.15%		5/15/2023	17,792	18,023,488
CCG Receivables Trust 2018-1 A2†	2.50%		6/16/2025	167	167,120
Conn’s Receivables Funding LLC 2019-A†	3.40%		10/16/2023	6,238	6,265,490
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024	3,643	3,644,851
Dell Equipment Finance Trust 2020-2 A2†	0.47%		10/24/2022	37,598	37,674,892
Dell Equipment Finance Trust 2020-2 A3†	0.57%		10/23/2023	49,519	49,693,842
DLL LLC 2018-1 A3†	3.10%		4/18/2022	3,743	3,756,100
DLL LLC 2019-MT3 A2†	2.13%		1/20/2022	27,076	27,191,518
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021	1,115	1,115,904
Ford Credit Floorplan Master Owner Trust A 2018-1 A1	2.95%		5/15/2023	32,154	32,541,713
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025	1,386	1,390,222
GMF Floorplan Owner Revolving Trust 2018-2 A1†	3.13%		3/15/2023	32,275	32,532,709
HPEFS Equipment Trust 2020-1A A2†	1.73%		2/20/2030	13,902	14,014,035
Marlette Funding Trust 2018-4A A†	3.71%		12/15/2028	2,419	2,431,765
Mercedes-Benz Master Owner Trust 2018-BA A†	0.481% (1 Mo. LIBOR + .34%	)#	5/15/2023	20,435	20,462,559
NextGear Floorplan Master Owner Trust 2018-2A A1†	0.741% (1 Mo. LIBOR + .60%	)#	10/15/2023	14,616	14,651,400
PFS Financing Corp. 2020-F A†	0.93%		8/15/2024	25,175	25,333,915
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	2,485	2,493,449
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	928	928,776
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	14,577	14,688,068

See Notes to Financial Statements.	399

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	$1,582	$1,602,460
Total					347,995,639
Total Asset-Backed Securities (cost $4,299,363,362)					4,305,673,185

CORPORATE BONDS 51.37%

Aerospace/Defense 0.67%
L3Harris Technologies, Inc.	1.00% (3 Mo. LIBOR + .75%	)#	3/10/2023	82,463	83,176,196
Raytheon Technologies Corp.†	2.80%		3/15/2022	58,921	60,653,481
Total					143,829,677

Automotive 5.38%
American Honda Finance Corp.	0.60% (3 Mo. LIBOR + .35%	)#	6/11/2021	22,992	23,032,054
American Honda Finance Corp.	0.773% (3 Mo. LIBOR + .54%	)#	6/27/2022	69,124	69,525,396
BMW Finance NV (Netherlands)†(b)	1.004% (3 Mo. LIBOR + .79%	)#	8/12/2022	45,887	46,217,175
BMW US Capital LLC†	0.631% (3 Mo. LIBOR + .41%	)#	4/12/2021	77,657	77,736,670
BMW US Capital LLC†	0.714% (3 Mo. LIBOR + .50%	)#	8/13/2021	56,220	56,354,058
BMW US Capital LLC†	0.759% (3 Mo. LIBOR + .53%	)#	4/14/2022	48,940	49,102,966
BMW US Capital LLC†	0.874% (3 Mo. LIBOR + .64%	)#	4/6/2022	9,237	9,280,447
Daimler Finance North America LLC†	0.644% (3 Mo. LIBOR + .43%	)#	2/12/2021	53,126	53,151,710
Daimler Finance North America LLC†	0.663% (3 Mo. LIBOR + .45%	)#	2/22/2021	10,149	10,155,568
Daimler Finance North America LLC†	0.77% (3 Mo. LIBOR + .55%	)#	5/4/2021	10,073	10,088,289
Daimler Finance North America LLC†	0.895% (3 Mo. LIBOR + .67%	)#	11/5/2021	99,774	100,176,490
Daimler Finance North America LLC†	1.093% (3 Mo. LIBOR + .88%	)#	2/22/2022	16,285	16,393,826
Daimler Finance North America LLC†	1.121% (3 Mo. LIBOR + .90%	)#	2/15/2022	66,291	66,740,956
Daimler Finance North America LLC†	2.85%		1/6/2022	6,020	6,177,543
Daimler Finance North America LLC†	3.00%		2/22/2021	36,795	37,014,480
Daimler Finance North America LLC†	3.40%		2/22/2022	18,453	19,096,401

400	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Ford Motor Credit Co. LLC	1.044% (3 Mo. LIBOR + .81%	)#	4/5/2021	$14,800	$14,725,096
Ford Motor Credit Co. LLC	1.104% (3 Mo. LIBOR + .88%	)#	10/12/2021	33,232	32,685,676
General Motors Financial Co., Inc.	1.779% (3 Mo. LIBOR + 1.55%	)#	1/14/2022	9,375	9,445,944
General Motors Financial Co., Inc.	3.20%		7/6/2021	39,689	40,185,993
General Motors Financial Co., Inc.	3.55%		4/9/2021	9,164	9,257,277
General Motors Financial Co., Inc.	4.20%		11/6/2021	29,127	30,054,419
General Motors Financial Co., Inc.	4.375%		9/25/2021	10,998	11,314,356
Harley-Davidson Financial Services, Inc.†	2.85%		1/15/2021	12,189	12,210,379
Nissan Motor Acceptance Corp.†	0.77% (3 Mo. LIBOR + .52%	)#	3/15/2021	32,286	32,224,550
Toyota Motor Credit Corp.	0.346% (3 Mo. LIBOR + .13%	)#	8/13/2021	45,812	45,834,275
Toyota Motor Credit Corp.	0.371% (3 Mo. LIBOR + .15%	)#	2/14/2022	78,180	78,270,955
Toyota Motor Credit Corp.	0.77% (3 Mo. LIBOR + .54%	)#	1/8/2021	23,434	23,447,621
Toyota Motor Credit Corp.	1.15%		5/26/2022	92,417	93,620,481
Volkswagen Group of America Finance LLC†	0.75%		11/23/2022	27,273	27,324,236
Volkswagen Group of America Finance LLC†	1.083% (3 Mo. LIBOR + .86%	)#	9/24/2021	34,811	34,982,991
Volkswagen Group of America Finance LLC†	1.154% (3 Mo. LIBOR + .94%	)#	11/12/2021	3,115	3,136,655
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	10,539	10,886,680
Total					1,159,851,613

Banks: Regional 30.13%
ABN AMRO Bank NV (Netherlands)†(b)	0.803% (3 Mo. LIBOR + .57%	)#	8/27/2021	28,480	28,601,513
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	0.703% (3 Mo. LIBOR + .49%	)#	11/21/2022	31,137	31,333,257
Bank of America Corp.	0.875% (3 Mo. LIBOR + .65%	)#	6/25/2022	36,624	36,743,321
Bank of America Corp.	1.389% (3 Mo. LIBOR + 1.18%	)#	10/21/2022	20,910	21,101,815
Bank of America Corp.	2.738% (3 Mo. LIBOR + .37%	)#	1/23/2022	170,549	171,144,289
Bank of America Corp.	3.30%		1/11/2023	29,578	31,382,060

See Notes to Financial Statements.	401

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Bank of America Corp.	3.499% (3 Mo. LIBOR + .63%	)#	5/17/2022	$177,988	$180,570,084
Bank of Montreal (Canada)(b)	0.616% (3 Mo. LIBOR + .40%	)#	1/22/2021	47,041	47,068,904
Bank of Montreal (Canada)(b)	0.65% (3 Mo. LIBOR + .40%	)#	9/10/2021	45,993	46,122,967
Bank of Montreal (Canada)(b)	0.766% (SOFR + .68%	)#	3/10/2023	108,871	109,656,436
Bank of Nova Scotia (The) (Canada)(b)	0.632% (SOFR + .55%	)#	9/15/2023	68,855	69,173,228
Barclays Bank plc (United Kingdom)(b)	1.70%		5/12/2022	26,147	26,615,970
Barclays Bank plc (United Kingdom)†(b)	10.179%		6/12/2021	29,556	30,971,015
Barclays plc (United Kingdom)(b)	1.849% (3 Mo. LIBOR + 1.63%	)#	1/10/2023	4,955	4,999,803
BBVA USA	0.98% (3 Mo. LIBOR + .73%	)#	6/11/2021	35,630	35,733,473
Canadian Imperial Bank of Commerce (Canada)(b)	0.884% (SOFR + .80%	)#	3/17/2023	139,903	141,109,178
Capital One NA	1.364% (3 Mo. LIBOR + 1.15%	)#	1/30/2023	1,730	1,743,183
Capital One NA	2.15%		9/6/2022	5,493	5,656,410
Citibank NA	0.761% (3 Mo. LIBOR + .53%	)#	2/19/2022	70,177	70,258,314
Citibank NA	0.824% (3 Mo. LIBOR + .60%	)#	5/20/2022	98,092	98,288,545
Citibank NA	2.844% (3 Mo. LIBOR + .60%	)#	5/20/2022	75,203	76,102,823
Citibank NA	3.165% (3 Mo. LIBOR + .53%	)#	2/19/2022	13,193	13,272,963
Citigroup, Inc.	0.907% (3 Mo. LIBOR + .69%	)#	10/27/2022	6,274	6,320,749
Citigroup, Inc.	0.951% (SOFR + .87%	)#	11/4/2022	30,688	30,839,884
Citigroup, Inc.	1.175% (3 Mo. LIBOR + .96%	)#	4/25/2022	45,265	45,703,597
Citigroup, Inc.	1.318% (3 Mo. LIBOR + 1.07%	)#	12/8/2021	21,283	21,469,191
Citigroup, Inc.	1.404% (3 Mo. LIBOR + 1.19%	)#	8/2/2021	32,667	32,908,405
Citigroup, Inc.	1.60% (3 Mo. LIBOR + 1.38%	)#	3/30/2021	52,653	52,886,187

402	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Citigroup, Inc.	2.312% (SOFR + .87%	)#	11/4/2022	$19,728	$20,070,408
Citigroup, Inc.	2.70%		3/30/2021	115,330	116,243,215
Citigroup, Inc.	2.70%		10/27/2022	6,114	6,370,828
Citizens Bank NA/Providence RI	0.941% (3 Mo. LIBOR + .72%	)#	2/14/2022	32,248	32,401,734
Citizens Bank NA/Providence RI	1.043% (3 Mo. LIBOR + .81%	)#	5/26/2022	2,778	2,799,472
Credit Suisse AG	0.531% (SOFR + .45%	)#	2/4/2022	5,092	5,099,986
Credit Suisse AG	2.80%		4/8/2022	35,572	36,759,272
Danske Bank A/S (Denmark)†(b)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	59,058	60,081,643
Danske Bank A/S (Denmark)†(b)	5.00%		1/12/2022	88,290	92,451,167
DNB Bank ASA (Norway)†(b)	0.848% (3 Mo. LIBOR + .62%	)#	12/2/2022	45,731	46,089,478
Fifth Third Bank NA	0.655% (3 Mo. LIBOR + .44%	)#	7/26/2021	25,887	25,944,476
Fifth Third Bank NA	0.854% (3 Mo. LIBOR + .64%	)#	2/1/2022	1,505	1,514,064
Goldman Sachs Group, Inc. (The)	0.619% (SOFR + .54%	)#	11/17/2023	54,581	54,675,444
Goldman Sachs Group, Inc. (The)	0.963% (3 Mo. LIBOR + .75%	)#	2/23/2023	135,220	136,347,003
Goldman Sachs Group, Inc. (The)	0.994% (3 Mo. LIBOR + .78%	)#	10/31/2022	207,418	208,289,077
Goldman Sachs Group, Inc. (The)	1.325% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	218,544	219,290,527
Goldman Sachs Group, Inc. (The)	1.575% (3 Mo. LIBOR + 1.36%	)#	4/23/2021	25,700	25,802,169
Goldman Sachs Group, Inc. (The)	1.977% (3 Mo. LIBOR + 1.77%	)#	2/25/2021	49,500	49,700,712
Goldman Sachs Group, Inc. (The)	2.876% (3 Mo. LIBOR +.82%	)#	10/31/2022	83,265	85,106,910
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	25,716	27,299,224
Huntington National Bank (The)	0.775% (3 Mo. LIBOR + .55%	)#	2/5/2021	47,000	47,024,307
ING Groep NV (Netherlands)(b)	1.368% (3 Mo. LIBOR + 1.15%	)#	3/29/2022	56,060	56,679,122
Intesa Sanpaolo SpA (Italy)†(b)	6.50%		2/24/2021	28,531	28,886,451

See Notes to Financial Statements.	403

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
JPMorgan Chase & Co.	1.237% (3 Mo. LIBOR + 1.00%	)#	1/15/2023	$28,520	$28,780,723
KeyBank NA	0.874% (3 Mo. LIBOR + .66%	)#	2/1/2022	62,787	63,196,426
KeyBank NA	1.023% (3 Mo. LIBOR + .81%	)#	11/22/2021	4,428	4,461,386
Lloyds Banking Group plc (United Kingdom)(b)	1.027% (3 Mo. LIBOR + .80%	)#	6/21/2021	9,492	9,529,104
Macquarie Bank Ltd. (Australia)†(b)	0.655% (3 Mo. LIBOR + .45%	)#	11/24/2021	91,604	91,928,483
Macquarie Bank Ltd. (Australia)†(b)	0.682% (3 Mo. LIBOR + .45%	)#	8/6/2021	68,896	69,076,693
Manufacturers & Traders Trust Co.	0.485% (3 Mo. LIBOR + .27%	)#	1/25/2021	17,447	17,452,666
Manufacturers & Traders Trust Co.	0.865% (3 Mo. LIBOR + .64%	)#	12/1/2021	53,378	53,455,094
Manufacturers & Traders Trust Co.	1.362% (1 Mo. LIBOR + 1.22%	)#	12/28/2020	40,097	40,119,273
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	0.865% (3 Mo. LIBOR + .65%	)#	7/26/2021	19,196	19,261,554
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	2.623%		7/18/2022	86,031	89,230,466
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	3.218%		3/7/2022	12,239	12,681,278
Morgan Stanley	0.782% (SOFR + .70%	)#	1/20/2023	232,583	233,420,743
Morgan Stanley	0.915% (SOFR + .83%	)#	6/10/2022	12,150	12,179,660
Morgan Stanley	1.146% (3 Mo. LIBOR + .93%	)#	7/22/2022	182,953	183,838,858
Morgan Stanley	1.398% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	237,228	237,577,809
Morgan Stanley	5.50%		7/28/2021	53,743	55,541,617
MUFG Union Bank NA	0.85% (3 Mo. LIBOR + .60%	)#	3/7/2022	46,977	47,220,780
National Australia Bank Ltd. (Australia)†(b)	0.659% (3 Mo. LIBOR + .41%	)#	12/13/2022	72,383	72,716,116

404	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
National Australia Bank Ltd. (Australia)†(b)	0.807% (3 Mo. LIBOR + .58%	)#	9/20/2021	$4,611	$4,631,180
National Bank of Canada (Canada)†(b)	2.15%		10/7/2022	8,945	9,232,514
Nordea Bank Abp (Finland)†(b)	4.875%		5/13/2021	38,273	39,035,086
PNC Bank NA	0.466% (3 Mo. LIBOR + .25%	)#	1/22/2021	3,500	3,501,276
PNC Bank NA	0.53% (3 Mo. LIBOR + .33%	)#	2/24/2023	91,548	91,717,150
PNC Bank NA	0.666% (3 Mo. LIBOR + .45%	)#	7/22/2022	136,045	136,357,418
PNC Bank NA	0.672% (3 Mo. LIBOR + .43%	)#	12/9/2022	68,653	68,865,710
PNC Bank NA	2.232% (3 Mo. LIBOR + .44%	)#	7/22/2022	6,427	6,507,383
Royal Bank of Canada (Canada)(b)	0.532% (SOFR + .45%	)#	10/26/2023	86,378	86,528,391
Royal Bank of Canada (Canada)(b)	0.578% (3 Mo. LIBOR + .36%	)#	1/17/2023	97,223	97,621,682
Royal Bank of Canada (Canada)(b)	0.58% (3 Mo. LIBOR + .35%	)#	7/8/2021	46,102	46,196,661
Santander UK plc (United Kingdom)(b)	0.845% (3 Mo. LIBOR + .62%	)#	6/1/2021	14,250	14,287,296
Skandinaviska Enskilda Banken AB (Sweden)†(b)	0.894% (3 Mo. LIBOR + .65%	)#	12/12/2022	57,560	58,118,971
Standard Chartered plc (United Kingdom)†(b)	1.333% (SOFR + .1.25%	)#	10/14/2023	31,978	32,177,212
Standard Chartered plc (United Kingdom)†(b)	1.45% (3 Mo. LIBOR + 1.20%	)#	9/10/2022	48,933	49,131,562
Standard Chartered plc (United Kingdom)(b)	5.70%		1/25/2022	5,961	6,267,562
Sumitomo Mitsui Financial Group, Inc. (Japan)(b)	2.784%		7/12/2022	46,435	48,225,645
Sumitomo Mitsui Financial Group, Inc. (Japan)(b)	2.846%		1/11/2022	22,090	22,704,381
Swedbank AB (Sweden)†(b)	2.80%		3/14/2022	47,067	48,551,816
Toronto-Dominion Bank (The) (Canada)(b)	0.514% (3 Mo. LIBOR + .30%	)#	7/30/2021	68,437	68,596,460
Toronto-Dominion Bank (The) (Canada)(b)	0.516% (3 Mo. LIBOR + .27%	)#	3/17/2021	91,813	91,882,151
Toronto-Dominion Bank (The) (Canada)(b)	0.534% (SOFR + .45%	)#	9/28/2023	22,823	22,868,559
Toronto-Dominion Bank (The) (Canada)(b)	0.755% (3 Mo. LIBOR + .53%	)#	12/1/2022	60,427	60,903,923

See Notes to Financial Statements.	405

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Truist Bank	0.812% (3 Mo. LIBOR + .59%	)#	5/17/2022	$57,542	$57,906,585
Truist Bank	0.816% (SOFR + .73%	)#	3/9/2023	22,738	22,919,447
UBS AG	7.625%		8/17/2022	24,429	27,205,443
UBS AG (United Kingdom)†(b)	1.75%		4/21/2022	84,030	85,591,379
UBS Group AG (Switzerland)†(b)	1.744% (3 Mo. LIBOR + 1.53%	)#	2/1/2022	36,966	37,588,353
UBS Group Funding Switzerland AG (Switzerland)†(b)	2.65%		2/1/2022	46,333	47,588,976
US Bank NA/Cincinnati OH	0.642% (3 Mo. LIBOR + .40%	)#	12/9/2022	91,656	92,121,553
Wells Fargo & Co.	1.144% (3 Mo. LIBOR + .93%	)#	2/11/2022	265,437	265,838,845
Wells Fargo & Co.	1.24% (3 Mo. LIBOR + 1.03%	)#	7/26/2021	52,951	53,281,849
Wells Fargo & Co.	1.325% (3 Mo. LIBOR + 1.11%	)#	1/24/2023	9,758	9,843,671
Wells Fargo & Co.	2.10%		7/26/2021	41,037	41,515,493
Wells Fargo & Co.	2.625%		7/22/2022	64,642	66,989,875
Wells Fargo & Co.	3.50%		3/8/2022	41,122	42,750,252
Wells Fargo Bank NA	0.853% (3 Mo. LIBOR + .62%	)#	5/27/2022	88,672	88,888,852
Wells Fargo Bank NA	0.902% (3 Mo. LIBOR + .66%	)#	9/9/2022	134,050	134,519,245
Wells Fargo Bank NA	2.897% (3 Mo. LIBOR + .61%	)#	5/27/2022	70,372	71,243,992
Westpac Banking Corp. (Australia)(b)	0.614% (3 Mo. LIBOR + .39%	)#	1/13/2023	41,737	41,895,918
Total					6,495,972,699

Biotechnology Research & Production 0.19%
Gilead Sciences, Inc.	0.74% (3 Mo. LIBOR + .52%	)#	9/29/2023	41,082	41,175,256

Building Materials 0.20%
Vulcan Materials Co.	0.875% (3 Mo. LIBOR + .65%	)#	3/1/2021	42,506	42,509,862

Business Services 0.05%
IHS Markit Ltd. (United Kingdom)†(b)	5.00%		11/1/2022	10,000	10,743,189

406	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.47%
Albemarle Corp.	1.271% (3 Mo. LIBOR + 1.05%	)#	11/15/2022	$18,321	$18,322,343
LYB International Finance III LLC	1.23% (3 Mo. LIBOR + 1.00%	)#	10/1/2023	73,497	73,584,813
Nutrition & Biosciences, Inc.†	0.697%		9/15/2022	9,798	9,836,699
Total					101,743,855

Construction/Homebuilding 0.17%
Lennar Corp.	4.75%		11/15/2022	9,158	9,773,280
Lennar Corp.	5.375%		10/1/2022	9,983	10,737,964
NVR, Inc.	3.95%		9/15/2022	15,323	16,123,347
Total					36,634,591

Drugs 2.36%
AbbVie, Inc.	0.563% (3 Mo. LIBOR + .35%	)#	5/21/2021	55,064	55,118,315
AbbVie, Inc.	0.691% (3 Mo. LIBOR + .46%	)#	11/19/2021	95,119	95,341,014
AbbVie, Inc.	0.863% (3 Mo. LIBOR + .65%	)#	11/21/2022	56,978	57,360,902
AbbVie, Inc.	3.45%		3/15/2022	85,633	88,548,337
AstraZeneca plc (United Kingdom)(b)	0.87% (3 Mo. LIBOR + .62%	)#	6/10/2022	9,158	9,224,524
AstraZeneca plc (United Kingdom)(b)	2.375%		6/12/2022	8,807	9,062,545
Bayer US Finance II LLC†	0.855% (3 Mo. LIBOR + .63%	)#	6/25/2021	25,501	25,560,777
Becton Dickinson & Co.	1.28% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	27,990	28,235,086
Cigna Corp.	0.896% (3 Mo. LIBOR + .65%	)#	9/17/2021	76,423	76,442,593
Cigna Corp.	1.127% (3 Mo. LIBOR + .89%	)#	7/15/2023	30,562	30,928,429
Cigna Corp.	3.90%		2/15/2022	15,748	16,407,728
CVS Health Corp.	0.962% (3 Mo. LIBOR + .72%	)#	3/9/2021	3,375	3,381,212
Upjohn, Inc.†	1.125%		6/22/2022	13,859	13,988,299
Total					509,599,761

Electric: Power 2.53%
American Electric Power Co., Inc.	0.68% (3 Mo. LIBOR + .48%	)#	11/1/2023	27,275	27,299,994

See Notes to Financial Statements.	407

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Dominion Energy, Inc.†	0.646% (3 Mo. LIBOR + .40%	)#	12/1/2020	$125,000	$125,000,000
Dominion Energy, Inc.	0.776% (3 Mo. LIBOR + .53%	)#	9/15/2023	32,132	32,196,902
Dominion Energy, Inc.	2.715%		8/15/2021	17,591	17,864,299
DTE Energy Co.	0.55%		11/1/2022	68,600	68,779,026
Duke Energy Progress LLC	0.40% (3 Mo. LIBOR + .18%	)#	2/18/2022	37,086	37,091,915
Emera US Finance LP	2.70%		6/15/2021	10,196	10,296,209
Enel Finance International NV (Netherlands)†(b)	2.875%		5/25/2022	60,286	62,306,374
Exelon Corp.	3.497%		6/1/2022	3,750	3,911,023
Florida Power & Light Co.	0.602% (3 Mo. LIBOR + .38%	)#	7/28/2023	59,859	59,884,212
NextEra Energy Capital Holdings, Inc.	0.774% (3 Mo. LIBOR + .55%	)#	8/28/2021	47,466	47,482,842
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(b)	5.375%		5/1/2021	5,076	5,115,434
Southern Power Co.†	0.777% (3 Mo. LIBOR + .55%	)#	12/20/2020	47,125	47,136,106
Total					544,364,336

Electrical Equipment 0.05%
NXP BV/NXP Funding LLC (Netherlands)†(b)	3.875%		9/1/2022	10,199	10,773,110

Electronics 0.78%
Honeywell International, Inc.	0.583% (3 Mo. LIBOR + .37%	)#	8/8/2022	21,953	22,058,434
Honeywell International, Inc.	0.461% (3 Mo. LIBOR + .23%	)#	8/19/2022	46,357	46,395,659
Honeywell International, Inc.	0.483%		8/19/2022	90,919	91,065,113
Roper Technologies, Inc.	0.45%		8/15/2022	9,272	9,284,836
Total					168,804,042

Financial Services 2.21%
AIG Global Funding†	0.866% (3 Mo. LIBOR + .65%	)#	1/22/2021	32,931	32,962,133
American Express Co.	0.825% (3 Mo. LIBOR + .60%	)#	11/5/2021	72,033	72,349,592
American Express Co.	0.844% (3 Mo. LIBOR + .62%	)#	5/20/2022	45,206	45,496,784
American Express Co.	0.883% (3 Mo. LIBOR + .65%	)#	2/27/2023	6,050	6,100,614

408	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
American Express Co.	2.50%		8/1/2022	$77,506	$80,174,758
American Express Co.	2.75%		5/20/2022	71,428	73,800,277
Aviation Capital Group LLC†	0.884% (3 Mo. LIBOR + .67%	)#	7/30/2021	$10,065	$9,896,404
Aviation Capital Group LLC†	1.175% (3 Mo. LIBOR + .95%	)#	6/1/2021	9,600	9,499,731
Capital One Financial Corp.	1.192% (3 Mo. LIBOR + .95%	)#	3/9/2022	16,539	16,672,944
Intercontinental Exchange, Inc.	0.903% (3 Mo. LIBOR + .65%	)#	6/15/2023	109,820	110,290,469
Intercontinental Exchange, Inc.	2.35%		9/15/2022	19,428	20,092,622
Total					477,336,328

Food 0.22%
Campbell Soup Co.	0.88% (3 Mo. LIBOR + .63%	)#	3/15/2021	8,140	8,150,834
General Mills, Inc.	0.77% (3 Mo. LIBOR + .54%	)#	4/16/2021	2,695	2,699,817
Mondelez International, Inc.	0.625%		7/1/2022	36,977	37,169,843
Total					48,020,494

Health Care Products 0.40%
Zimmer Biomet Holdings, Inc.	0.977% (3 Mo. LIBOR + .75%	)#	3/19/2021	86,778	86,795,586

Health Care Services 0.02%
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	5,004	5,054,450

Household Equipment/Products 0.24%
Reckitt Benckiser Treasury Services plc (United Kingdom)†(b)	0.783% (3 Mo. LIBOR + .56%	)#	6/24/2022	52,227	52,460,387

Insurance 2.33%
Assurant, Inc.	1.483% (3 Mo. LIBOR + 1.25%	)#	3/26/2021	1,657	1,657,005
Jackson National Life Global Funding†	0.73% (3 Mo. LIBOR + .48%	)#	6/11/2021	2,388	2,393,794
Jackson National Life Global Funding†	0.963% (3 Mo. LIBOR + .73%	)#	6/27/2022	14,000	14,119,063
Marsh & McLennan Cos, Inc.	1.418% (3 Mo. LIBOR + 1.20%	)#	12/29/2021	46,701	46,721,042
Met Tower Global Funding†	0.55%		7/13/2022	97,032	97,480,646

See Notes to Financial Statements.	409

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Metropolitan Life Global Funding I†	0.653% (SOFR + .57%	)#	1/13/2023	$71,666	$72,020,812
New York Life Global Funding†	0.442% (SOFR + .36%	)#	10/21/2023	63,751	63,853,020
New York Life Global Funding†	0.504% (3 Mo. LIBOR + .28%	)#	1/10/2023	68,682	68,820,111
New York Life Global Funding†	0.664% (3 Mo. LIBOR + .44%	)#	7/12/2022	36,787	36,993,734
Principal Life Global Funding II†	0.634% (3 Mo. LIBOR + .40%	)#	10/6/2021	59,820	59,964,760
Protective Life Global Funding†	0.753% (3 Mo. LIBOR + .52%	)#	6/28/2021	37,017	37,127,327
Total					501,151,314

Leasing 0.10%
GATX Corp.	0.945% (3 Mo. LIBOR + .72%	)#	11/5/2021	21,551	21,588,874

Lodging 0.22%
Marriott International, Inc.	0.846% (3 Mo. LIBOR + .60%	)#	12/1/2020	46,980	46,980,000

Machinery: Agricultural 0.38%
BAT Capital Corp.	1.101% (3 Mo. LIBOR + .88%	)#	8/15/2022	81,609	82,258,932

Machinery: Industrial/Specialty 0.39%
CNH Industrial Capital LLC	4.875%		4/1/2021	4,714	4,775,638
John Deere Capital Corp.	0.648% (3 Mo. LIBOR + .40%	)#	6/7/2021	18,421	18,464,648
John Deere Capital Corp.	0.739% (3 Mo. LIBOR + .49%	)#	6/13/2022	22,951	23,104,580
Otis Worldwide Corp.	0.684% (3 Mo. LIBOR + 0.45%	)#	4/5/2023	36,636	36,647,090
Total					82,991,956

Machinery: Oil Well Equipment & Services 0.77%
Caterpillar Financial Services Corp.	0.414% (3 Mo. LIBOR + .20%	)#	11/12/2021	50,440	50,505,691
Caterpillar Financial Services Corp.	0.454% (3 Mo. LIBOR + .22%	)#	1/6/2022	23,102	23,135,763
Caterpillar Financial Services Corp.	0.548% (3 Mo. LIBOR + .30%	)#	3/8/2021	45,874	45,907,642

410	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Machinery: Oil Well Equipment & Services 0.77%
Caterpillar Financial Services Corp.	0.612% (3 Mo. LIBOR + .39%	)#	5/17/2021	$46,220	$46,302,845
Total					165,851,941

Media 0.08%
Time Warner Cable LLC	4.00%		9/1/2021	4,388	4,459,763
Time Warner Cable LLC	4.125%		2/15/2021	13,020	13,042,303
Total					17,502,066

Metals & Minerals: Miscellaneous 0.10%
Anglo American Capital plc (United Kingdom)†(b)	4.125%		4/15/2021	4,836	4,894,020
Glencore Finance Canada Ltd. (Canada)†(b)	4.25%		10/25/2022	15,008	15,933,391
Total					20,827,411

Natural Gas 0.33%
British Transco International Finance BV (Netherlands)(b)	Zero Coupon		11/4/2021	18,260	18,159,301
Dominion Energy Gas Holdings LLC	0.85% (3 Mo. LIBOR + .60%	)#	6/15/2021	52,836	52,976,492
Total					71,135,793

Oil 0.19%
BP Capital Markets plc (United Kingdom)(b)	2.50%		11/6/2022	21,995	22,896,995
Phillips 66	0.833% (3 Mo. LIBOR + .60%	)#	2/26/2021	17,524	17,525,689
Total					40,422,684

Real Estate Investment Trusts 0.10%
SL Green Operating Partnership LP	1.201% (3 Mo. LIBOR + .98%	)#	8/16/2021	20,653	20,516,317

Retail 0.20%
McDonald’s Corp.	0.652% (3 Mo. LIBOR + .43%	)#	10/28/2021	42,546	42,692,403

Technology 0.11%
TD Ameritrade Holding Corp.	0.644% (3 Mo. LIBOR + .43%	)#	11/1/2021	23,482	23,559,289
Total Corporate Bonds (cost $11,032,043,964)					11,073,148,216

See Notes to Financial Statements.	411

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOAN(c) 0.01%

Investment Management Companies
Broadcom Inc. 2019 1st Lien Term Loan A3 (cost $3,123,203)	1.271% (1 Mo. LIBOR + 1.13%	)	11/4/2022	$3,123	$3,122,724

U.S. TREASURY OBLIGATIONS 6.82%
U.S. Treasury Bill	Zero Coupon		2/4/2021	1,003,166	1,003,038,909
U.S. Treasury Note	0.125%		9/30/2022	198,656	198,609,439
U.S. Treasury Note	0.125%		10/31/2022	267,499	267,415,406
Total U.S. Treasury Obligations (cost $1,468,892,429)					1,469,063,754
Total Long-Term Investments (cost $16,803,422,958)					16,851,007,879

SHORT-TERM INVESTMENTS 22.60%

COMMERCIAL PAPER 22.42%

Aerospace/Defense 0.22%
Boeing Co.	1.954%		12/2/2020	48,000	47,997,467

Automotive 3.87%
American Honda Finance Corp.	0.203%		12/8/2020	18,000	17,999,300
General Motors Financial Co., Inc.	0.813%		1/7/2021	13,907	13,895,565
General Motors Financial Co., Inc.	0.813%		1/14/2021	27,345	27,318,263
General Motors Financial Co., Inc.	0.813%		1/19/2021	55,652	55,591,401
General Motors Financial Co., Inc.	0.813%		1/21/2021	37,000	36,958,067
General Motors Financial Co., Inc.	0.813%		1/28/2021	28,449	28,412,332
General Motors Financial Co., Inc.	0.865%		2/2/2021	21,315	21,289,119
General Motors Financial Co., Inc.	0.967%		1/19/2021	18,553	18,529,010
General Motors Financial Co., Inc.	1.019%		2/16/2021	18,553	18,524,419
General Motors Financial Co., Inc.	1.224%		2/1/2021	18,545	18,522,899
General Motors Financial Co., Inc.	1.224%		2/1/2021	45,899	45,844,300
Hyundai Capital America	0.183%		12/8/2020	128,472	128,467,504
Hyundai Capital America	0.193%		12/7/2020	136,209	136,204,686
Volkswagen Group Amer Finance LLC	0.53%		11/8/2021	159,371	158,429,560
Vw Cr, Inc.	0.152%		12/3/2020	45,693	45,692,619
Vw Cr, Inc.	0.223%		12/3/2020	45,296	45,295,447
Vw Cr, Inc.	0.254%		12/3/2020	16,705	16,704,768
Total					833,679,259

Banks: Regional 4.12%
Australia & New Zealand Banking Group Ltd.	0.112%		12/1/2020	103,979	103,979,000
Danske Bank A/S	0.417%		5/4/2021	92,055	91,964,632

412	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Danske Bank A/S	0.428%	8/6/2021	$69,516	$69,384,255
HSBC USA, Inc.	0.447%	2/5/2021	45,881	45,856,237
HSBC USA, Inc.	0.457%	2/5/2021	46,107	46,082,115
HSBC USA, Inc.	0.488%	2/3/2021	64,409	64,375,507
HSBC USA, Inc.	0.488%	3/3/2021	26,415	26,394,119
HSBC USA, Inc.	0.508%	2/22/2021	80,790	80,733,259
Toronto Dominion Bank	0.112%	12/3/2020	179,478	179,476,904
Toronto Dominion Bank	0.112%	12/7/2020	180,851	180,847,685
Total				889,093,713

Beverages 0.16%
Bacardi Martini B V	0.426%	12/9/2020	17,973	17,971,323
Bacardi Martini B V	0.426%	12/10/2020	16,359	16,357,282
Total				34,328,605

Chemicals 2.04%
Albemarle Corp.	0.508%	1/8/2021	18,013	18,003,493
Cabot Corp.	0.162%	12/1/2020	11,000	11,000,000
Cabot Corp.	0.162%	12/1/2020	23,600	23,600,000
Cabot Corp.	0.233%	12/3/2020	44,799	44,798,428
Cabot Corp.	0.274%	12/1/2020	26,501	26,501,000
Cabot Corp.	0.456%	12/31/2020	22,370	22,361,611
E.I. du Pont de Nemours & Co.	0.508%	12/3/2020	73,945	73,942,946
E.I. du Pont de Nemours & Co.	0.743%	12/14/2020	50,870	50,856,590
E.I. du Pont de Nemours & Co.	0.743%	12/21/2020	13,706	13,700,441
E.I. du Pont de Nemours & Co.	0.866%	12/1/2020	37,132	37,132,000
E.I. du Pont de Nemours & Co.	0.866%	12/2/2020	37,132	37,131,123
E.I. du Pont de Nemours & Co.	1.585%	12/1/2020	46,442	46,442,000
Fmc Corp.	0.558%	12/28/2020	34,723	34,708,677
Total				440,178,309

Drugs 0.26%
AstraZeneca plc	2.053%	12/11/2020	30,000	29,983,333
Cigna Corp.	0.203%	12/8/2020	22,116	22,115,140
Cigna Corp.	0.457%	3/23/2021	4,406	4,402,321
Total				56,500,794

Electric: Power 1.11%
Avangrid, Inc.	0.172%	12/8/2020	136,190	136,185,498
Centerpoint Engy, Inc.	0.142%	12/1/2020	50,845	50,845,000

See Notes to Financial Statements.	413

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Centerpoint Engy, Inc.	0.142%	12/2/2020	$52,660	$52,659,795
Total				239,690,293

Electronics 0.45%
Hitachi America Capital Ltd.	0.152%	12/2/2020	97,994	97,993,591

Environmental Services 0.06%
Waste Management, Inc.	0.458%	9/10/2021	13,450	13,413,288

Financial Services 1.09%
Hitachi Internationall Treasury	0.122%	12/1/2020	53,614	53,614,000
Intercontinental Exchange	0.162%	12/14/2020	53,623	53,619,902
Intercontinental Exchange	0.172%	12/8/2020	49,900	49,898,351
Intercontinental Exchange	0.193%	12/7/2020	33,082	33,080,952
Intercontinental Exchange	0.458%	9/23/2021	45,647	45,436,248
Total				235,649,453

Food 0.42%
Conagra Foods Inc.	0.917%	4/8/2021	58,657	58,522,900
Mccormick & Co.	0.142%	12/2/2020	31,390	31,389,878
Total				89,912,778

Health Care Services 0.90%
Catholic Health Initiatives	1.573%	12/2/2020	55,592	55,589,606
United Healthcare Co.	0.122%	12/2/2020	139,063	139,062,537
Total				194,652,143

Machinery: Agricultural 0.19%
BAT International Finance plc	0.355%	12/22/2020	40,864	40,855,657

Machinery: Oil Well Equipment & Services 0.28%
Brookfield Renewable	0.274%	12/14/2020	17,971	17,969,248
Brookfield Renewable	0.284%	12/3/2020	41,820	41,819,349
Total				59,788,597

Media 0.93%
Walt Disney Co. (The)	0.407%	5/21/2021	20,636	20,603,267
Walt Disney Co. (The)	0.489%	5/7/2021	10,935	10,919,258
Walt Disney Co. (The)	0.489%	5/17/2021	27,829	27,786,013
Walt Disney Co. (The)	0.489%	5/17/2021	39,418	39,357,112
Walt Disney Co. (The)	0.714%	3/26/2021	8,727	8,718,227
Walt Disney Co. (The)	0.714%	4/30/2021	69,648	69,553,057

414	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Walt Disney Co. (The)	0.714%	4/30/2021	$23,209	$23,177,362
Total				200,114,296

Metals & Minerals: Miscellaneous 1.38%
Glencore Funding LLC	0.538%	1/12/2021	91,835	91,778,216
Glencore Funding LLC	0.569%	1/11/2021	115,943	115,869,054
Glencore Funding LLC	0.579%	1/7/2021	89,776	89,723,406
Total				297,370,676

Natural Gas 0.10%
Centerpoint Engy, Inc.	0.142%	12/1/2020	20,736	20,736,000

Real Estate Investment Trusts 3.33%
Alexandria Real Estate	0.213%	12/2/2020	181,852	181,850,940
Brookfield US Holdings, Inc.	0.203%	12/15/2020	136,190	136,179,407
Crown Castle	0.416%	12/9/2020	114,488	114,477,569
Crown Castle	0.467%	12/16/2020	42,417	42,408,870
Healthpeak Pptys, Inc.	0.223%	12/3/2020	114,535	114,533,600
Realty, Inc. Corp.	0.183%	12/11/2020	127,699	127,692,615
Total				717,143,001

Retail 1.45%
Canadian Tire	0.203%	12/3/2020	16,942	16,941,812
Canadian Tire	0.223%	12/2/2020	13,633	13,632,917
Canadian Tire	0.223%	12/9/2020	16,942	16,941,172
Canadian Tire	0.233%	12/2/2020	13,635	13,634,913
Dollarama Inc.	0.213%	12/3/2020	13,367	13,366,844
Walgreen Co.	0.457%	2/26/2021	72,767	72,725,377
Walgreens Boots	0.427%	4/27/2021	90,294	90,181,523
Walgreens Boots	0.457%	5/25/2021	75,000	74,878,633
Total				312,303,191

Telecommunications 0.06%
Rogers Communications	0.407%	8/26/2021	12,400	12,368,034
Total Commercial Paper (cost $4,833,247,600)				4,833,769,145

See Notes to Financial Statements.	415

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2020

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 0.18%
Repurchase Agreement dated 11/30/2020, 0.00% due 12/1/2020 with Fixed Income Clearing Corp. collateralized by $39,990,500 of U.S. Treasury Note at 0.125% due 11/30/2022; value: $39,968,625; proceeds: $39,184,873 (cost $39,184,873)	$39,185	$39,184,873
Total Short-Term Investments (cost $4,872,432,473)		4,872,954,018
Total Investments in Securities 100.77% (cost $21,675,855,431)		21,723,961,897
Liabilities in Excess of Cash and Other Assets (0.77%)		(166,422,439)
Net Assets 100.00%		$21,557,539,458

LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2020, the total value of Rule 144A securities was $3,890,487,787, which represents 18.05% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2020.
(a)	Securities purchased on a when-issued basis (See Note 2(i)).
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2020.

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$4,305,673,185	$–	$4,305,673,185
Corporate Bonds	–	11,073,148,216	–	11,073,148,216
Floating Rate Loan	–	3,122,724	–	3,122,724
U.S. Treasury Obligations	–	1,469,063,754	–	1,469,063,754
Short-Term Investments
Commercial Paper	–	4,833,769,145	–	4,833,769,145
Repurchase Agreement	–	39,184,873	–	39,184,873
Total	$–	$21,723,961,897	$–	$21,723,961,897

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

416	See Notes to Financial Statements.

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2020

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Commercial Paper
Balance as of December 1, 2019	$209,564,196
Accrued Discounts (Premiums)	1,370,930
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	–
Purchases	94,011,874
Sales	(304,947,000)
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of November 30, 2020	$–
Change in unrealized appreciation/depreciation for the year ended November 30, 2020, related to Level 3 investments held at November 30, 2020	$–

See Notes to Financial Statements.	417

Statements of Assets and Liabilities

November 30, 2020

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
ASSETS:
Investments in securities, at cost	$1,056,125,897	$2,478,998,400	$317,792,448
Investments in securities, at fair value including $0, $0, $0, $0, $0, $4,772,001, $0 and $0, respectively, of securities loaned	$1,368,266,747	$2,528,610,351	$323,466,724
Cash	–	–	5,625
Deposits with brokers for futures collateral	–	3,103,144	503,424
Deposits with brokers for forwards and swaps collateral	–	774,214	345,737
Foreign cash, at value (cost $0, $0, $455, $0, $2,376,641, $9,615, $123,658 and $7,199, respectively)	–	–	563
Receivables:
Investment securities sold	–	144,302,529	20,099,657
Interest and dividends	4,747,823	8,640,032	2,287,818
Capital shares sold	6,844,827	8,794,323	1,322,714
Variation margin for futures contracts	–	–	–
Securities lending income receivable	–	–	–
From advisor (See Note 3)	–	16,461	39,455
Variation margin for centrally cleared credit default swap agreements	–	–	–
Total return swap, at fair value	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	508,756	–	–
Unrealized appreciation on CPI swaps	–	–	–
Unrealized appreciation on unfunded commitments	–	–	–
Prepaid expenses and other assets	101,316	94,682	105,592
Total assets	1,380,469,469	2,694,335,736	348,177,309
LIABILITIES:
Payables:
Investment securities purchased	–	639,762,069	56,452,323
Payable for collateral due to broker for securities lending	–	–	–
Capital shares reacquired	1,140,034	1,350,881	340,722
Management fee	712,048	374,672	65,435
12b-1 distribution plan	103,876	201,036	29,585
Trustees’ fees	98,132	167,872	8,546
To bank	–	–	–
Fund administration	42,005	66,738	9,348
Variation margin on futures contracts	–	248,615	77,447
Variation margin for centrally cleared credit default swap agreements	–	17,910	2,540
Variation margin on centrally cleared interest rate swaps	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	893,110	123,919	26,561
Unrealized depreciation on CPI swaps	–	–	–
Credit default swap agreements payable, at fair value (including upfront payments of $0, $0, $0, $0, $0, $14,669,389, $0 and $0, respectively)	–	–	–
Foreign currency overdraft	26	–	–
Unrealized depreciation on unfunded commitments	–	–	–
Distributions payable	–	2,628,949	742,778
Accrued expenses	198,098	376,351	116,338
Total liabilities	3,187,329	645,319,012	57,871,623
Commitments and contingent liabilities
NET ASSETS	$1,377,282,140	$2,049,016,724	$290,305,686

418	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$10,312,468	$5,830,190,016	$7,800,977,739	$2,723,136,079	$625,409,815

$10,865,616	$5,761,873,873	$8,247,629,451	$2,876,001,164	$622,383,153
–	–	4,063,189	310,689	2,531,639
11,575	912,840	6,792,759	3,800,000	1,675,743
–	3,597,388	20,716,334	3,219,917	133,457,345

–	2,394,711	10,162	125,584	7,265

235,520	283,515,227	67,852,179	15,421,086	6,810,097
98,100	33,287,604	113,798,535	26,855,150	4,467,941
27,331	24,754,200	46,589,244	12,713,724	2,799,916
2,331	–	1,769,404	112,199	–
–	–	1,746	–	–
19,147	–	–	–	–

–	–	–	40,300	–
–	1,293,089	–	–	–

–	210,325	341,152	6,833	12,073
–	–	–	–	9,829,703
–	–	21,954	–	–
49,483	206,093	263,707	98,645	53,871
11,309,103	6,112,045,350	8,509,849,816	2,938,705,291	784,028,746

276,695	295,419,908	125,296,058	10,529,821	7,336,806

–	–	5,003,539	–	–
7,818	26,463,309	18,363,502	3,738,060	1,236,064
4,009	2,158,570	3,476,390	906,848	155,939
1,404	1,617,217	716,233	436,931	127,210
516	1,046,220	678,839	467,228	110,036
–	1,033,819	–	–	–
401	188,230	268,275	95,458	20,792
–	50,870	–	–	1,630

–	–	40,088	–	6,110,985
–	1,194	–	–	–

–	809,298	2,159,922	149,317	15,348
–	–	–	–	126,060,636

–	–	12,960,440	–	–
–	–	–	–	–
–	136,917	–	–	–
32,465	19,552,948	34,621,788	7,960,635	2,278,090
62,482	1,722,578	3,758,983	655,965	275,656
385,790	350,201,078	207,344,057	24,940,263	143,729,192

$10,923,313	$5,761,844,272	$8,302,505,759	$2,913,765,028	$640,299,554

See Notes to Financial Statements.	419

Statements of Assets and Liabilities (continued)

November 30, 2020

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
COMPOSITION OF NET ASSETS:
Paid-in Capital	$868,489,994	$1,944,152,733	$283,493,645
Total Distributable earnings (loss)	508,792,146	104,863,991	6,812,041
Net Assets	$1,377,282,140	$2,049,016,724	$290,305,686
Net assets by class:
Class A Shares	$290,468,727	$677,400,857	$57,837,088
Class C Shares	$64,569,736	$49,939,245	$5,846,479
Class F Shares	$625,813,428	$371,705,952	$181,473,596
Class F3 Shares	$23,424,238	$399,914,545	$8,558,081
Class I Shares	$340,178,254	$493,395,447	$35,270,761
Class P Shares	$73,950	–	–
Class R2 Shares	$46,124	$445,475	–
Class R3 Shares	$25,310,592	$11,472,931	$123,899
Class R4 Shares	$417,881	$10,749,798	$266,102
Class R5 Shares	$1,314,214	$1,052,890	$11,616
Class R6 Shares	$5,664,996	$32,939,584	$918,064
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	14,156,286	57,963,331	3,666,195
Class C Shares	3,170,604	4,292,161	370,509
Class F Shares	30,494,908	31,812,005	11,512,949
Class F3 Shares	1,132,436	34,221,326	542,526
Class I Shares	16,468,568	42,238,035	2,236,178
Class P Shares	3,541	–	–
Class R2 Shares	2,209	38,105	–
Class R3 Shares	1,240,178	981,466	7,857
Class R4 Shares	20,368	920,017	16,871
Class R5 Shares	63,644	90,082	736.38
Class R6 Shares	273,807	2,819,605	58,193
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$20.52	$11.69	$15.78
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$20.99	$11.96	$16.14
Class C Shares-Net asset value	$20.37	$11.63	$15.78
Class F Shares-Net asset value	$20.52	$11.68	$15.76
Class F3 Shares-Net asset value	$20.68	$11.69	$15.77
Class I Shares-Net asset value	$20.66	$11.68	$15.77
Class P Shares-Net asset value	$20.88	–	–
Class R2 Shares-Net asset value	$20.88	$11.69	–
Class R3 Shares-Net asset value	$20.41	$11.69	$15.77
Class R4 Shares-Net asset value	$20.52	$11.68	$15.77
Class R5 Shares-Net asset value	$20.65	$11.69	$15.77
Class R6 Shares-Net asset value	$20.69	$11.68	$15.78

420	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$10,272,277	$7,399,846,006	$8,320,326,147	$2,809,593,319	$955,057,710
651,036	(1,638,001,734)	(17,820,388)	104,171,709	(314,758,156)
$10,923,313	$5,761,844,272	$8,302,505,759	$2,913,765,028	$640,299,554

$2,157,328	$1,790,284,864	$1,134,234,804	$1,229,761,893	$89,956,380
$791,056	$616,741,312	$287,144,687	$107,888,116	$17,715,631
$3,990,671	$2,231,779,654	$2,097,726,508	$570,685,471	$187,179,841
$1,836,716	$91,251,145	$1,984,688,702	$722,881,943	$8,594,529
$134,480	$855,140,478	$1,664,193,243	$155,970,332	$320,045,300
–	–	$53,914	–	–
$29,986	$1,026,138	$6,662,336	$1,729,903	$166,018
$58,659	$43,457,947	$114,736,929	$53,114,459	$225,512
$30,306	$2,953,351	$113,046,291	$9,204,676	$1,705,884
$30,539	$5,019,492	$256,527,028	$6,547,572	$169,705
$1,863,572	$124,189,891	$643,491,317	$55,980,663	$14,540,754

200,203	218,429,240	155,278,942	408,840,082	7,938,105
73,436	75,188,213	39,519,595	35,719,527	1,560,901
369,735	272,572,087	287,516,329	189,693,653	16,492,585
170,450	11,115,652	270,410,898	240,358,029	758,201
12,485	104,263,825	226,819,608	51,834,540	28,223,654
–	–	7,279	–	–
2,783	125,072	906,806	570,988	14,686
5,444	5,299,729	15,618,853	17,602,600	19,894
2,812	360,363	15,479,515	3,059,476	150,462
2,834	611,607	34,982,890	2,175,453	14,980
172,943	15,136,548	87,674,234	18,616,360	1,282,774

$10.78	$8.20	$7.30	$3.01	$11.33

$11.03	$8.39	$7.47	$3.08	$11.59
$10.77	$8.20	$7.27	$3.02	$11.35
$10.79	$8.19	$7.30	$3.01	$11.35
$10.78	$8.21	$7.34	$3.01	$11.34
$10.77	$8.20	$7.34	$3.01	$11.34
–	–	$7.41	–	–
$10.77	$8.20	$7.35	$3.03	$11.30
$10.77	$8.20	$7.35	$3.02	$11.34
$10.78	$8.20	$7.30	$3.01	$11.34
$10.78	$8.21	$7.33	$3.01	$11.33
$10.78	$8.20	$7.34	$3.01	$11.34

See Notes to Financial Statements.	421

Statements of Assets and Liabilities (continued)

November 30, 2020

	Short Duration Core Bond Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$135,683,709	$55,433,762,573
Investments in securities, at fair value	$136,603,083	$55,777,488,298
Cash	35,294	134,665,245
Deposits with brokers for futures collateral	30,235	19,048,861
Deposits with brokers for forwards and swaps collateral	–	34,989,994
Foreign cash, at value (cost $935, $343,051, $25,701 and $0, respectively)	978	346,193
Receivables:
Investment securities sold	36,950	318,358,428
Capital shares sold	796,661	278,354,473
Interest and dividends	572,384	302,893,905
From advisor (See Note 3)	23,535	–
Variation margin for centrally cleared credit default swap agreements	–	181,869
Prepaid expenses and other assets	60,615	967,513
Total assets	138,159,735	56,867,294,779
LIABILITIES:
Payables:
Investment securities purchased	12,357,535	656,060,417
Capital shares reacquired	620,468	113,866,043
Management fee	29,907	11,520,925
12b-1 distribution plan	15,056	10,382,644
Trustees’ fees	2,271	4,891,287
Fund administration	3,988	1,823,676
Variation margin on futures contracts	1,438	150,282
To bank	–	–
Variation margin for centrally cleared credit default swap agreements	–	–
Unrealized depreciation on forward foreign currency exchange contracts	1,638	1,236,275
Credit default swap agreements payable, at fair value (including upfront payments of $5,318, $5,696,603, $0 and $0, respectively)	107,106	18,272,721
Distributions payable	193,586	124,953,614
Accrued expenses	71,736	8,528,833
Total liabilities	13,404,729	951,686,717
Commitments and contingent liabilities
NET ASSETS	$124,755,006	$55,915,608,062
COMPOSITION OF NET ASSETS:
Paid-in Capital	$124,627,759	$59,513,857,505
Total Distributable earnings (loss)	127,247	(3,598,249,443)
Net Assets	$124,755,006	$55,915,608,062

422	See Notes to Financial Statements.

Total Return	Ultra Short
Fund	Bond Fund

$5,073,869,275	$21,675,855,431
$5,171,058,677	$21,723,961,897
–	15,101,735
11,833,330	–
4,499,018	–

26,133	–

303,035,197	10,000
13,567,484	84,662,879
26,516,917	31,146,054
13,515	509
–	–
104,488	937,960
5,530,654,759	21,855,821,034

1,256,660,804	217,148,473
4,784,281	64,942,845
965,832	3,019,631
420,035	2,035,840
389,818	911,309
138,501	710,501
1,052,761	–
570,016	–
94,611	–
437,663	–

–	–
7,630,801	7,121,440
992,942	2,391,537
1,274,138,065	298,281,576

$4,256,516,694	$21,557,539,458

$4,096,717,877	$21,556,370,877
159,798,817	1,168,581
$4,256,516,694	$21,557,539,458

See Notes to Financial Statements.	423

Statements of Assets and Liabilities (concluded)

November 30, 2020

	Short Duration Core Bond Fund	Short Duration Income Fund
Net assets by class:
Class A Shares	$32,021,757	$12,733,693,054
Class A1 Shares	–	–
Class C Shares	$4,333,556	$3,914,469,799
Class F Shares	$82,951,481	$23,546,579,373
Class F3 Shares	$12,253	$4,425,860,538
Class I Shares	$4,402,352	$9,762,948,720
Class P Shares	–	–
Class R2 Shares	–	$13,909,322
Class R3 Shares	$98,125	$384,844,867
Class R4 Shares	$12,261	$166,523,528
Class R5 Shares	$12,261	$69,900,654
Class R6 Shares	$910,960	$896,878,207
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	3,237,293	3,034,187,216
Class A1 Shares	–	–
Class C Shares	438,221	927,060,352
Class F Shares	8,389,671	5,614,284,012
Class F3 Shares	1,240	1,053,233,363
Class I Shares	445,047	2,328,258,804
Class P Shares	–	–
Class R2 Shares	–	3,312,652
Class R3 Shares	9,923	91,607,861
Class R4 Shares	1,240	39,605,177
Class R5 Shares	1,240	16,684,785
Class R6 Shares	92,135	213,816,302
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$ 9.89	$4.20
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)*	$10.12	$4.30
Class A1 Shares-Net asset value	–	–
Class A1 Shares-Maximum offering price (Net asset value plus sales charge of 1.50%)	–	–
Class C Shares-Net asset value	$9.89	$4.22
Class F Shares-Net asset value	$9.89	$4.19
Class F3 Shares-Net asset value	$9.88	$4.20
Class I Shares-Net asset value	$9.89	$4.19
Class P Shares-Net asset value	–	–
Class R2 Shares-Net asset value	–	$4.20
Class R3 Shares-Net asset value	$9.89	$4.20
Class R4 Shares-Net asset value	$9.89	$4.20
Class R5 Shares-Net asset value	$9.89	$4.19
Class R6 Shares-Net asset value	$9.89	$4.19
*	Sales charge not applicable to Ultra Short Bond Fund.

424	See Notes to Financial Statements.

Total Return	Ultra Short
Fund	Bond Fund

$1,416,776,398	$12,300,460,103
–	$19,402,684
$85,200,003	–
$1,013,090,597	$7,109,132,380
$774,625,245	$804,536,824
$414,219,611	$1,258,215,326
$659,493	–
$2,579,119	–
$85,403,015	–
$58,810,960	–
$110,055,884	$783,953
$295,096,369	$65,008,188

129,901,313	1,225,393,315
–	1,932,340
7,818,185	–
92,894,091	708,098,200
70,994,290	80,135,502
37,908,782	125,367,455
60,185	–
236,527	–
7,832,893	–
5,392,243	–
10,088,397	78,089
27,032,865	6,473,473

$10.91	$10.04

$11.16	–
–	$10.04

–	$10.19
$10.90	–
$10.91	$10.04
$10.91	$10.04
$10.93	$10.04
$10.96	–
$10.90	–
$10.90	–
$10.91	–
$10.91	$10.04
$10.92	$10.04

See Notes to Financial Statements.	425

Statements of Operations

For the Year Ended November 30, 2020

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Investment income:
Dividends	$3,321,456	$–	$–
Securities lending net income	–	–	–
Interest and other (net of foreign withholding taxes of $0, $0, $2,771, $0, $0, $22,458, $0 and $1,213, respectively)	13,745,510	40,405,601	8,174,901
Interest earned from Interfund Lending (See Note 11)	206	162	–
Total investment income	17,067,172	40,405,763	8,174,901
Expenses:
Management fee	6,165,978	4,119,154	728,028
12b-1 distribution plan-Class A	373,147	1,160,440	86,586
12b-1 distribution plan-Class C	395,631	407,900	46,189
12b-1 distribution plan-Class F	321,893	305,844	178,742
12b-1 distribution plan-Class P	316	–	–
12b-1 distribution plan-Class R2	277	3,334	–
12b-1 distribution plan-Class R3	77,871	56,119	837
12b-1 distribution plan-Class R4	227	23,728	342
Shareholder servicing	574,313	1,209,511	272,172
Fund administration	355,984	727,584	104,004
Reports to shareholders	67,074	258,184	62,477
Registration	217,521	287,984	251,215
Trustees’ fees	34,733	72,773	9,974
Professional	67,685	73,233	58,563
Custody	15,523	29,629	19,853
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	136,003	155,510	46,603
Gross expenses	8,804,176	8,890,927	1,865,585
Expense reductions (See Note 9)	(4,340)	(10,461)	(2,331)
Fees waived and expenses reimbursed (See Note 3)	(13,630)	(27,514)	(307,743)
Shareholder servicing reimbursed-Class I (See Note 3)	–	(191,524)	–
Net expenses	8,786,206	8,661,428	1,555,511
Net investment income	8,280,966	31,744,335	6,619,390

426	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$2,734,862	$1,786,568	$–	$–
–	–	14,651	–	–

322,166	387,483,668	438,860,156	106,446,985	23,810,143

–	385	–	255	364
322,166	390,218,915	440,661,375	106,447,240	23,810,507

39,441	32,599,692	38,089,060	10,460,718	2,299,443
2,468	3,934,830	2,175,950	2,198,197	174,604
5,518	7,009,505	2,673,947	1,172,982	175,940
4,175	2,916,595	2,054,879	589,555	201,996
–	–	250	–	–
172	7,536	53,925	9,332	213
278	229,559	558,924	268,006	844
72	9,963	282,763	22,579	6,335
3,404	5,022,454	5,859,147	1,976,964	581,665
3,944	2,853,306	2,927,125	1,101,128	306,592
2,418	651,596	1,301,083	510,911	56,702
184,804	434,646	512,851	328,225	243,372
387	296,148	299,438	110,098	32,678
58,744	140,189	115,102	108,462	94,435
5,996	110,164	115,577	62,457	57,505
–	–	3,085	–	–
10,222	529,826	495,312	171,440	116,055
322,043	56,746,009	57,518,418	19,091,054	4,348,379
(49)	(79,593)	(47,849)	(20,032)	(6,879)
(263,270)	(97,672)	(104,897)	(56,394)	(50,372)
–	–	–	–	–
58,724	56,568,744	57,365,672	19,014,628	4,291,128
263,442	333,650,171	383,295,703	87,432,612	19,519,379

See Notes to Financial Statements.	427

Statements of Operations (continued)

For the Year Ended November 30, 2020

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	$198,267,032	$65,377,899	$2,679,872
Net realized gain (loss) on futures contracts	–	11,423,643	1,852,698
Net realized gain (loss) on forward foreign currency exchange contracts	(704,189)	(269,958)	287,074
Net realized gain (loss) on swap contracts	–	2,676,846	(364,840)
Net realized gain (loss) on foreign currency related transactions	62,161	185,185	2,352
Net change in unrealized appreciation/depreciation on investments	249,025,899	18,727,244	3,921,714
Net change in unrealized appreciation/depreciation on futures contracts	–	818,119	97,264
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(489,734)	(774,321)	(464,705)
Net change in unrealized appreciation/depreciation on swap contracts	–	(1,255,450)	(64,071)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	14,549	(215)	76
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–	310
Net realized and unrealized gain (loss)	446,175,718	96,908,992	7,947,744
Net Increase (Decrease) in Net Assets Resulting From Operations	$454,456,684	$128,653,327	$14,567,134

428	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$391,846	$(829,258,002)	$(135,598,305)	$10,358,261	$(843,388)
10,543	(11,112,360)	1,030,808	20,371,818	12,766,304

–	(2,173,953)	(15,845,451)	(722,131)	4,919
–	(75,094,970)	(25,129,279)	(8,319,169)	(18,900,713)

–	(476,495)	3,725,118	259,795	(15,553)

173,872	163,094,234	333,101,525	75,183,278	(11,519,888)

(1,522)	(360,795)	(1,737,688)	673,215	694,426

–	(901,000)	413,072	(1,177,538)	(6,726)

–	(260,137)	1,167,046	5,288,906	6,653,366

–	(264,424)	(105,657)	9,173	132

–	47,219	53,050	(735)	(1,100)
574,739	(756,760,683)	161,074,239	101,924,873	(11,168,221)

$838,181	$(423,110,512)	$544,369,942	$189,357,485	$8,351,158

See Notes to Financial Statements.	429

Statements of Operations (concluded)

For the Year Ended November 30, 2020

	Short Duration Core Bond Fund	Short Duration Income Fund
Investment income:
Interest and other (net of foreign withholding taxes of $0, $68,087, $0 and $0, respectively)	$1,550,964	$1,532,935,180
Total investment income	1,550,964	1,532,935,180
Expenses:
Management fee	222,168	137,354,790
12b-1 distribution plan-Class A	35,960	23,737,331
12b-1 distribution plan-Class A1	–	–
12b-1 distribution plan-Class C	25,007	38,479,717
12b-1 distribution plan-Class F	49,633	22,508,391
12b-1 distribution plan-Class P	–	–
12b-1 distribution plan-Class R2	73	85,253
12b-1 distribution plan-Class R3	402	1,828,856
12b-1 distribution plan-Class R4	46	389,059
Shareholder servicing	53,774	37,578,567
Fund administration	29,622	21,736,766
Reports to shareholders	11,097	6,705,668
Registration	192,778	2,164,593
Trustees’ fees	2,557	2,178,656
Professional	63,705	579,988
Custody	8,267	545,178
Other	18,979	825,241
Gross expenses	714,068	296,698,054
Expense reductions (See Note 9)	(570)	(487,211)
Fees waived and expenses reimbursed (See Note 3)	(306,553)	(499,308)
Shareholder servicing reimbursed-Class I (See Note 3)	–	–
Net expenses	406,945	295,711,535
Net investment income	1,144,019	1,237,223,645
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	319,687	(184,259,370)
Net realized gain (loss) on futures contracts	(169,303)	161,358,045
Net realized gain (loss) on forward foreign currency exchange contracts	76	83,044
Net realized gain (loss) on swap contracts	24,182	(33,790,005)
Net realized gain (loss) on foreign currency related transactions	(676)	(355,522)
Net change in unrealized appreciation/depreciation on investments	654,643	33,560,988
Net change in unrealized appreciation/depreciation on futures contracts	(6,309)	2,305,701
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(1,677)	(1,353,435)
Net change in unrealized appreciation/depreciation on swap contracts	(122,109)	(157,028)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	50	6,197
Net change in unrealized appreciation/depreciation on unfunded commitments	–	2,018,482
Net realized and unrealized gain (loss)	698,564	(20,582,903)
Net Increase in Net Assets Resulting From Operations	$1,842,583	$1,216,640,742

430	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$118,561,296	$320,285,598
118,561,296	320,285,598

11,578,415	37,042,897
2,663,654	18,173,943
–	26,440
874,442	–
970,015	6,614,067
2,705	–
17,403	–
447,041	–
164,878	–
3,495,809	10,462,364
1,658,309	8,211,480
639,375	1,731,806
328,374	2,607,242
167,809	807,653
96,036	297,432
82,731	198,604
213,969	363,173
23,400,965	86,537,101
(29,828)	(196,798)
(77,989)	(3,178,717)
(164,527)	–
23,128,621	83,161,586
95,432,675	237,124,012

134,861,617	(49,993,084)
19,803,177	–
7,963,945	–
2,029,387	–
265,343	–
16,904,822	12,662,427
2,727,879	–

(11,441,010)	–
(2,466,635)	–

2,639	–

–	–
170,651,164	(37,330,657)
$266,083,839	$199,793,355

See Notes to Financial Statements.	431

Statements of Changes in Net Assets

	Convertible Fund
	For the	For the
	Year Ended	Year Ended
INCREASE IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$8,280,966	$12,746,385
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	197,625,004	57,873,079
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	248,550,714	40,058,156
Net increase in net assets resulting from operations	454,456,684	110,677,620
Distributions to shareholders:
Class A	(12,026,469)	(9,371,011)
Class C	(3,152,590)	(2,485,800)
Class F	(15,483,914)	(12,802,328)
Class F3	(703,791)	(482,582)
Class I	(23,687,385)	(31,944,314)
Class P	(5,567)	(3,996)
Class R2	(4,234)	(4,539)
Class R3	(848,067)	(585,569)
Class R4	(6,762)	(4,651)
Class R5	(72,154)	(15,158)
Class R6	(407,738)	(206,498)
Total distributions to shareholders	(56,398,671)	(57,906,446)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	753,471,200	156,151,752
Reinvestment of distributions	51,918,546	54,218,320
Cost of shares reacquired	(516,629,223)	(435,234,388)
Net increase (decrease) in net assets resulting from capital share transactions	288,760,523	(224,864,316)
Net increase (decrease) in net assets	686,818,536	(172,093,142)
NET ASSETS:
Beginning of year	$690,463,604	$862,556,746
End of year	$1,377,282,140	$690,463,604

432	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019

$31,744,335	$30,117,975	$6,619,390	$2,050,080

79,393,615	41,757,436	4,457,156	525,612

17,515,377	41,487,571	3,490,588	2,470,998
128,653,327	113,362,982	14,567,134	5,046,690

(11,268,416)	(11,693,909)	(1,564,863)	(415,631)
(660,646)	(857,422)	(155,580)	(37,889)
(6,168,214)	(4,327,241)	(6,963,737)	(1,743,310)
(7,652,850)	(7,657,290)	(202,841)	(382)
(10,497,468)	(7,578,862)	(992,480)	(129,005)
–	(3)	–	–
(8,902)	(13,255)	–	(823)
(187,241)	(286,489)	(6,167)	(1,223)
(180,145)	(158,495)	(4,551)	(933)
(27,049)	(31,630)	(919)	(1,013)
(835,176)	(1,310,716)	(27,450)	(1,020)
(37,486,107)	(33,915,312)	(9,918,588)	(2,331,229)

1,175,119,050	629,086,713	228,820,166	207,572,060
37,271,368	33,590,628	9,922,011	2,309,637
(740,809,797)	(328,770,791)	(153,506,555)	(25,088,598)

471,580,621	333,906,550	85,235,622	184,793,099
562,747,841	413,354,220	89,884,168	187,508,560

$1,486,268,883	$1,072,914,663	$200,421,518	$12,912,958
$2,049,016,724	$1,486,268,883	$290,305,686	$200,421,518

See Notes to Financial Statements.	433

Statements of Changes in Net Assets (continued)

	Corporate Bond Fund
	For the	For the
	Year Ended	Year Ended
INCREASE/(DECREASE) IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$263,442	$218,730
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	402,389	(2,478)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	172,350	653,010
Net increase (decrease) in net assets resulting from operations	838,181	869,262
Distributions to shareholders:
Class A	(40,744)	(21,318)
Class C	(16,679)	(10,073)
Class F	(141,022)	(90,520)
Class F3	(63,015)	(67,533)
Class I	(5,550)	(6,511)
Class P	–	–
Class R2	(847)	(932)
Class R3	(1,701)	(1,837)
Class R4	(957)	(1,032)
Class R5	(1,037)	(1,105)
Class R6	(63,702)	(67,533)
Return of capital
Class A	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(335,254)	(268,394)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	7,415,917	2,018,353
Reinvestment of distributions	229,109	267,482
Cost of shares reacquired	(5,100,194)	(218,963)
Net increase (decrease) in net assets resulting from capital share transactions	2,544,832	2,066,872
Net increase (decrease) in net assets	3,047,759	2,667,740
NET ASSETS:
Beginning of year	$7,875,554	$5,207,814
End of year	$10,923,313	$7,875,554

434	See Notes to Financial Statements.

Floating Rate Fund		High Yield Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019

$333,650,171	$641,070,118	$383,295,703	$372,225,633

(918,115,780)	(370,031,862)	(171,817,109)	(163,555,389)

161,355,097	42,732,218	332,891,348	399,110,540
(423,110,512)	313,770,474	544,369,942	607,780,784

(77,880,628)	(161,150,166)	(59,430,642)	(66,093,458)
(29,550,397)	(69,856,818)	(15,701,003)	(19,749,053)
(118,552,436)	(286,378,688)	(114,217,234)	(119,680,368)
(4,748,546)	(11,512,512)	(71,956,776)	(31,111,656)
(46,185,206)	(106,129,358)	(83,792,385)	(89,496,359)
–	–	(2,942)	(6,664)
(45,528)	(82,687)	(460,759)	(680,771)
(1,700,200)	(2,835,779)	(5,800,041)	(6,014,467)
(157,132)	(687,668)	(6,144,453)	(5,741,538)
(291,452)	(922,146)	(14,865,606)	(16,166,403)
(4,971,555)	(5,537,812)	(34,047,152)	(32,664,889)

(13,936,988)	–	–	–
(5,288,138)	–	–	–
(21,215,339)	–	–	–
(849,768)	–	–	–
(8,264,991)	–	–	–
–	–	–	–
(8,147)	–	–	–
(304,257)	–	–	–
(28,119)	–	–	–
(52,156)	–	–	–
(889,676)	–	–	–
(334,920,659)	(645,093,634)	(406,418,993)	(387,405,626)

2,769,549,859	3,570,661,363	4,557,701,200	2,821,984,363
277,197,863	529,246,438	378,696,214	357,413,419
(5,936,645,921)	(9,289,849,382)	(3,827,045,203)	(2,814,889,794)

(2,889,898,199)	(5,189,941,581)	1,109,352,211	364,507,988
(3,647,929,370)	(5,521,264,741)	1,247,303,160	584,883,146

$9,409,773,642	$14,931,038,383	$7,055,202,599	$6,470,319,453
$5,761,844,272	$9,409,773,642	$8,302,505,759	$7,055,202,599

See Notes to Financial Statements.	435

Statements of Changes in Net Assets (continued)

	Income Fund
	For the	For the
	Year Ended	Year Ended
INCREASE/(DECREASE) IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$87,432,612	$83,666,471
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	21,948,574	27,913,412
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	79,976,299	168,412,927
Net increase in net assets resulting from operations	189,357,485	279,992,810
Distributions to shareholders:
Class A	(40,039,344)	(36,797,636)
Class C	(4,336,200)	(5,650,769)
Class F	(22,016,457)	(20,314,667)
Class F3	(25,058,866)	(20,065,736)
Class I	(5,984,763)	(6,977,787)
Class R2	(50,895)	(52,202)
Class R3	(1,800,809)	(1,919,349)
Class R4	(325,479)	(283,781)
Class R5	(236,503)	(212,668)
Class R6	(2,235,220)	(1,849,550)
Total distributions to shareholders	(102,084,536)	(94,124,145)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	974,203,120	939,236,411
Reinvestment of distributions	92,724,686	85,523,334
Cost of shares reacquired	(944,205,546)	(600,189,975)
Net increase (decrease) in net assets resulting from capital share transactions	122,722,260	424,569,770
Net increase (decrease) in net assets	209,995,209	610,438,435
NET ASSETS:
Beginning of year	$2,703,769,819	$2,093,331,384
End of year	$2,913,765,028	$2,703,769,819

436	See Notes to Financial Statements.

Inflation Focused Fund		Short Duration Core Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019

$19,519,379	$37,707,804	$1,144,019	$570,823

(6,988,431)	3,034,580	173,966	26,151

(4,179,790)	(26,441,307)	524,598	353,314
8,351,158	14,301,077	1,842,583	950,288

(3,367,740)	(5,285,461)	(407,452)	(200,838)
(699,044)	(1,298,256)	(47,544)	(44,208)
(7,922,723)	(14,368,742)	(1,175,567)	(330,986)
(342,816)	(772,004)	(5,050)	(51,583)
(16,633,850)	(26,185,147)	(60,914)	(10,034)
(1,217)	(4,322)	(298)	(682)
(6,093)	(3,739)	(1,680)	(1,775)
(95,602)	(99,905)	(476)	(778)
(10,385)	(11,141)	(525)	(847)
(1,270,570)	(2,149,253)	(23,329)	(61,079)
(30,350,040)	(50,177,970)	(1,722,835)	(702,810)

283,087,556	417,555,081	170,629,856	38,685,094
27,038,763	42,657,456	1,670,767	668,641
(751,918,774)	(770,779,338)	(92,491,819)	(7,352,233)

(441,792,455)	(310,566,801)	79,808,804	32,001,502
(463,791,337)	(346,443,694)	79,928,552	32,248,980

$1,104,090,891	$1,450,534,585	$44,826,454	$12,577,474
$640,299,554	$1,104,090,891	$124,755,006	$44,826,454

See Notes to Financial Statements.	437

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
	For the	For the
	Year Ended	Year Ended
INCREASE IN NET ASSETS	November 30, 2020	November 30, 2019
Operations:
Net investment income	$1,237,223,645	$1,429,407,247
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	(56,963,808)	76,019,245
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	36,380,905	1,008,288,999
Net increase in net assets resulting from operations	1,216,640,742	2,513,715,491
Distributions to shareholders:
Class A	(350,586,053)	(355,634,926)
Class A1	–	–
Class C	(106,276,101)	(147,892,825)
Class F	(688,006,004)	(732,369,032)
Class F3	(138,292,416)	(153,416,971)
Class I	(305,139,040)	(339,966,468)
Class P	–	–
Class R2	(365,608)	(635,981)
Class R3	(9,763,395)	(11,498,655)
Class R4	(4,531,989)	(4,599,910)
Class R5	(2,374,136)	(2,399,799)
Class R6	(27,870,793)	(28,485,527)
Total distributions to shareholders	(1,633,205,535)	(1,776,900,094)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	26,023,360,331	28,819,433,977
Reinvestment of distributions	1,411,722,115	1,523,647,699
Cost of shares reacquired	(26,669,111,863)	(17,060,665,166)
Net increase in net assets resulting from capital share transactions	765,970,583	13,282,416,510
Net increase in net assets	349,405,790	14,019,231,907
NET ASSETS:
Beginning of year	$55,566,202,272	$41,546,970,365
End of year	$55,915,608,062	$55,566,202,272

438	See Notes to Financial Statements.

Total Return Fund		Ultra Short Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019

$95,432,675	$107,082,080	$237,124,012	$415,126,110

164,923,469	101,908,773	(49,993,084)	5,710,197

5,727,695	141,080,690	12,662,427	47,636,182
266,083,839	350,071,543	199,793,355	468,472,489

(33,261,179)	(36,252,910)	(139,495,939)	(214,086,151)
–	–	(80,421)	(2,348)
(2,032,803)	(2,898,671)	–	–
(25,171,768)	(28,340,648)	(76,898,925)	(155,362,125)
(19,710,469)	(20,118,504)	(4,398,887)	(7,088,120)
(11,283,291)	(13,107,788)	(18,442,515)	(38,280,816)
(13,487)	(16,381)	–	–
(61,337)	(118,121)	–	–
(1,974,852)	(2,751,323)	–	–
(1,631,622)	(1,924,268)	–	–
(3,077,974)	(3,614,427)	(27,977)	(47,969)
(9,775,103)	(9,605,134)	(573,211)	(218,680)
(107,993,885)	(118,748,175)	(239,917,875)	(415,086,209)

1,231,781,820	1,396,158,215	21,872,176,858	22,914,822,713
99,416,854	107,792,937	228,044,541	394,939,651
(1,314,339,885)	(1,240,621,889)	(21,082,406,048)	(15,647,192,291)

16,858,789	263,329,263	1,017,815,351	7,662,570,073
174,948,743	494,652,631	977,690,831	7,715,956,353

$4,081,567,951	$3,586,915,320	$20,579,848,627	$12,863,892,274
$4,256,516,694	$4,081,567,951	$21,557,539,458	$20,579,848,627

See Notes to Financial Statements.	439

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$14.15	$0.14	$7.40	$7.54	$(0.21)	$(0.96)	$(1.17)
11/30/2019	13.16	0.21	1.70	1.91	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.03)	0.13	(0.28)	–	(0.28)
11/30/2017	11.65	0.20	1.83	2.03	(0.37)	–	(0.37)
11/30/2016	11.13	0.26	0.67	0.93	(0.41)	–	(0.41)
Class C
11/30/2020	14.05	0.03	7.36	7.39	(0.11)	(0.96)	(1.07)
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
11/30/2018	13.23	0.07	(0.03)	0.04	(0.19)	–	(0.19)
11/30/2017	11.57	0.13	1.83	1.96	(0.30)	–	(0.30)
11/30/2016	11.07	0.19	0.65	0.84	(0.34)	–	(0.34)
Class F
11/30/2020	14.15	0.16	7.39	7.55	(0.22)	(0.96)	(1.18)
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
11/30/2018	13.32	0.18	(0.04)	0.14	(0.29)	–	(0.29)
11/30/2017	11.65	0.22	1.84	2.06	(0.39)	–	(0.39)
11/30/2016	11.13	0.27	0.67	0.94	(0.42)	–	(0.42)
Class F3
11/30/2020	14.24	0.18	7.46	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.20	(0.04)	0.16	(0.30)	–	(0.30)
4/4/2017 to 11/30/2017(c)	17.35	0.16	(4.01)	(3.85)	(0.11)	–	(0.11)
Class I
11/30/2020	14.23	0.17	7.46	7.63	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.04)	0.15	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.66	0.95	(0.43)	–	(0.43)
Class P
11/30/2020	14.37	0.09	7.55	7.64	(0.17)	(0.96)	(1.13)
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)
11/30/2018	13.51	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.81	0.18	1.86	2.04	(0.34)	–	(0.34)
11/30/2016	11.28	0.27	0.66	0.93	(0.40)	–	(0.40)

440	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.52	57.67		1.06		1.06		0.86		$290,469	138
14.15	15.80		1.06		1.06		1.59		143,294	161
13.16	0.94		1.04		1.04		1.21		133,181	213
13.31	17.86		1.03		1.04		1.63		116,819	224
11.65	8.63		1.06		1.14		2.45		75,091	241

20.37	56.72		1.70		1.70		0.21		64,570	138
14.05	15.00		1.70		1.70		0.94		41,278	161
13.08	0.27		1.69		1.69		0.56		38,615	213
13.23	17.25		1.65		1.66		1.06		42,574	224
11.57	7.88		1.69		1.77		1.82		36,351	241

20.52	57.83		0.96		0.96		0.96		625,813	138
14.15	15.92		0.96		0.96		1.69		173,878	161
13.17	0.95		0.94		0.94		1.32		201,325	213
13.32	18.06		0.93		0.93		1.71		148,917	224
11.65	8.74		0.96		1.04		2.50		80,847	241

20.68	58.11		0.80		0.80		1.12		23,424	138
14.24	16.02		0.83		0.83		1.81		8,030	161
13.25	1.12		0.81		0.81		1.47		6,635	213
13.39	10.06	(d)	0.81	(e)	0.82	(e)	1.84	(e)	3,884	224

20.66	58.08		0.86		0.86		1.05		340,178	138
14.23	15.94		0.86		0.86		1.82		307,308	161
13.24	1.12		0.84		0.84		1.40		469,350	213
13.39	18.16		0.83		0.84		1.84		553,681	224
11.71	8.91		0.86		0.94		2.66		373,793	241

20.88	57.33		1.31		1.31		0.60		74	138
14.37	15.43		1.31		1.31		1.33		70	161
13.36	0.68		1.29		1.29		0.96		59	213
13.51	17.66		1.27		1.28		1.43		56	224
11.81	8.48		1.18		1.25		2.44		32	241

See Notes to Financial Statements.	441

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2020	$14.37	$0.07	$7.54	$7.61	$(0.14)	$(0.96)	$(1.10)
11/30/2019	13.35	0.17	1.71	1.88	(0.47)	(0.39)	(0.86)
11/30/2018	13.49	0.11	(0.03)	0.08	(0.22)	–	(0.22)
11/30/2017	11.79	0.17	1.85	2.02	(0.32)	–	(0.32)
11/30/2016	11.26	0.22	0.66	0.88	(0.35)	–	(0.35)
Class R3
11/30/2020	14.08	0.09	7.37	7.46	(0.17)	(0.96)	(1.13)
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
11/30/2018	13.26	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.60	0.17	1.83	2.00	(0.34)	–	(0.34)
11/30/2016	11.09	0.23	0.66	0.89	(0.38)	–	(0.38)
Class R4
11/30/2020	14.14	0.14	7.40	7.54	(0.20)	(0.96)	(1.16)
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.04)	0.12	(0.27)	–	(0.27)
11/30/2017	11.64	0.20	1.84	2.04	(0.37)	–	(0.37)
11/30/2016	11.14	0.25	0.66	0.91	(0.41)	–	(0.41)
Class R5
11/30/2020	14.23	0.17	7.45	7.62	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.38	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.70	0.21	1.87	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.65	0.94	(0.43)	–	(0.43)
Class R6
11/30/2020	14.25	0.17	7.47	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.33	0.62	0.95	(0.43)	–	(0.43)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

442	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$20.88	57.05	1.46	1.46	0.45	$46	138
14.37	15.27	1.45	1.45	1.23	56	161
13.35	0.57	1.44	1.44	0.79	70	213
13.49	17.49	1.43	1.44	1.32	119	224
11.79	8.07	1.47	1.54	2.03	125	241

20.41	57.25	1.36	1.36	0.56	25,311	138
14.08	15.37	1.36	1.36	1.28	10,420	161
13.11	0.65	1.34	1.34	0.94	8,548	213
13.26	17.61	1.32	1.32	1.34	5,577	224
11.60	8.26	1.35	1.43	2.15	2,939	241

20.52	57.67	1.13	1.13	0.86	418	138
14.14	15.68	1.11	1.11	1.53	88	161
13.16	0.88	1.09	1.09	1.17	64	213
13.31	17.90	1.08	1.08	1.61	59	224
11.64	8.53	1.09	1.16	2.21	47	241

20.65	58.01	0.86	0.86	1.05	1,314	138
14.23	16.03	0.86	0.87	1.70	843	161
13.24	1.10	0.83	0.83	1.43	150	213
13.38	18.18	0.83	0.83	1.63	139	224
11.70	8.82	0.87	0.92	2.67	10	241

20.69	58.08	0.80	0.80	1.11	5,665	138
14.25	16.01	0.83	0.83	1.77	5,198	161
13.25	1.20	0.81	0.81	1.39	4,558	213
13.39	18.16	0.81	0.81	1.77	2,573	224
11.71	8.92	0.83	0.85	2.96	115	241

See Notes to Financial Statements.	443

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$11.10	$0.19	$0.62	$0.81	$(0.22)	$–	$(0.22)
11/30/2019	10.38	0.25	0.76	1.01	(0.29)	–	(0.29)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.14	0.32	(0.25)	–	(0.25)
11/30/2016	10.86	0.18	0.04	0.22	(0.26)	(0.02)	(0.28)
Class C
11/30/2020	11.05	0.12	0.61	0.73	(0.15)	–	(0.15)
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
11/30/2018	10.82	0.18	(0.41)	(0.23)	(0.25)	–	(0.25)
11/30/2017	10.75	0.12	0.13	0.25	(0.18)	–	(0.18)
11/30/2016	10.81	0.11	0.04	0.15	(0.19)	(0.02)	(0.21)
Class F
11/30/2020	11.10	0.19	0.62	0.81	(0.23)	–	(0.23)
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
11/30/2018	10.87	0.26	(0.43)	(0.17)	(0.32)	–	(0.32)
11/30/2017	10.80	0.19	0.14	0.33	(0.26)	–	(0.26)
11/30/2016	10.86	0.19	0.04	0.23	(0.27)	(0.02)	(0.29)
Class F3
11/30/2020	11.10	0.22	0.62	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.87	0.28	(0.43)	(0.15)	(0.34)	–	(0.34)
4/4/2017 to 11/30/2017(c)	10.84	0.15	0.06	0.21	(0.18)	–	(0.18)
Class I
11/30/2020	11.10	0.21	0.62	0.83	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.21	0.12	0.33	(0.27)	–	(0.27)
11/30/2016	10.86	0.21	0.03	0.24	(0.28)	(0.02)	(0.30)
Class R2
11/30/2020	11.10	0.14	0.63	0.77	(0.18)	–	(0.18)
11/30/2019	10.38	0.21	0.75	0.96	(0.24)	–	(0.24)
11/30/2018	10.87	0.21	(0.43)	(0.22)	(0.27)	–	(0.27)
11/30/2017	10.80	0.14	0.13	0.27	(0.20)	–	(0.20)
11/30/2016	10.86	0.13	0.04	0.17	(0.21)	(0.02)	(0.23)

444	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.69	7.40	0.60		0.60		1.63		$677,401	589
11.10	9.79	0.64		0.64		2.30		492,702	836
10.38	(1.64)	0.62		0.69		2.36		405,998	615
10.87	2.96	0.66		0.86		1.70		460,291	466
10.80	2.00	0.66		0.86		1.65		478,353	556

11.63	6.66	1.22		1.22		1.01		49,939	589
11.05	9.05	1.25		1.25		1.70		42,376	836
10.34	(2.18)	1.25		1.32		1.72		41,820	615
10.82	2.33	1.28		1.48		1.07		66,387	466
10.75	1.36	1.28		1.48		1.03		86,326	556

11.68	7.41	0.49		0.49		1.70		371,706	589
11.10	9.89	0.54		0.54		2.37		214,720	836
10.38	(1.54)	0.52		0.60		2.43		128,716	615
10.87	3.07	0.55		0.75		1.78		196,037	466
10.80	2.09	0.55		0.75		1.76		381,062	556

11.69	7.69	0.32		0.32		1.90		399,915	589
11.10	10.09	0.35		0.35		2.58		307,972	836
10.38	(1.38)	0.34		0.41		2.63		237,638	615
10.87	1.99 (d)	0.35	(e)	0.55	(e)	2.14	(e)	300,983	466

11.68	7.56	0.35		0.39		1.87		493,395	589
11.10	10.04	0.40		0.44		2.50		364,812	836
10.38	(1.33)	0.39		0.48		2.60		194,836	615
10.86	3.07	0.46		0.66		1.90		190,063	466
10.80	2.20	0.46		0.66		1.88		152,207	556

11.69	6.97	1.00		1.00		1.26		445	589
11.10	9.35	1.04		1.04		1.93		532	836
10.38	(2.03)	1.02		1.10		1.95		632	615
10.87	2.56	1.06		1.26		1.28		951	466
10.80	1.59	1.05		1.25		1.22		655	556

See Notes to Financial Statements.	445

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2020	$11.10	$0.15	$ 0.63	$ 0.78	$(0.19)	$–	$(0.19)
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
11/30/2018	10.87	0.22	(0.43)	(0.21)	(0.28)	–	(0.28)
11/30/2017	10.80	0.15	0.14	0.29	(0.22)	–	(0.22)
11/30/2016	10.86	0.15	0.03	0.18	(0.22)	(0.02)	(0.24)
Class R4
11/30/2020	11.10	0.18	0.62	0.80	(0.22)	–	(0.22)
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.13	0.31	(0.24)	–	(0.24)
11/30/2016	10.86	0.17	0.04	0.21	(0.25)	(0.02)	(0.27)
Class R5
11/30/2020	11.10	0.21	0.63	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.87	0.27	(0.43)	(0.16)	(0.33)	–	(0.33)
11/30/2017	10.80	0.21	0.13	0.34	(0.27)	–	(0.27)
11/30/2016	10.86	0.20	0.04	0.24	(0.28)	(0.02)	(0.30)
Class R6
11/30/2020	11.10	0.22	0.62	0.84	(0.26)	–	(0.26)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.22	0.12	0.34	(0.28)	–	(0.28)
11/30/2016	10.85	0.22	0.04	0.26	(0.29)	(0.02)	(0.31)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

446	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.69	7.08	0.90	0.90	1.35	$11,473	589
11.10	9.46	0.94	0.94	2.02	11,736	836
10.38	(1.94)	0.92	0.99	2.05	11,965	615
10.87	2.67	0.94	1.15	1.38	15,555	466
10.80	1.70	0.95	1.15	1.36	21,240	556

11.68	7.26	0.65	0.65	1.58	10,750	589
11.10	9.73	0.69	0.69	2.25	7,553	836
10.38	(1.69)	0.67	0.73	2.34	8,196	615
10.87	2.92	0.72	0.92	1.65	6,544	466
10.80	1.97	0.71	0.91	1.52	815	556

11.69	7.61	0.40	0.40	1.86	1,053	589
11.10	10.01	0.44	0.44	2.50	1,370	836
10.38	(1.44)	0.42	0.48	2.58	811	615
10.87	3.17	0.46	0.66	1.88	802	466
10.80	2.24	0.45	0.65	1.78	327	556

11.68	7.60	0.32	0.32	1.95	32,940	589
11.10	10.10	0.35	0.35	2.60	42,495	836
10.38	(1.28)	0.34	0.41	2.65	42,302	615
10.86	3.19	0.34	0.54	1.99	41,952	466
10.80	2.42	0.34	0.54	1.97	34,585	556

See Notes to Financial Statements.	447

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$15.39	$0.38	$0.61	$0.99	$(0.50)	$(0.10)	$(0.60)
11/30/2019	14.41	0.42	1.06	1.48	(0.50)	–	(0.50)
11/30/2018	15.14	0.47	(0.64)	(0.17)	(0.56)	–	(0.56)
11/30/2017	15.03	0.40	0.30	0.70	(0.49)	(0.10)	(0.59)
12/2/2015 to 11/30/2016(c)	15.00	0.43	0.14	0.57	(0.54)	–	(0.54)
Class C
11/30/2020	15.39	0.27	0.61	0.88	(0.39)	(0.10)	(0.49)
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
11/30/2018	15.15	0.37	(0.64)	(0.27)	(0.46)	–	(0.46)
11/30/2017	15.04	0.30	0.29	0.59	(0.38)	(0.10)	(0.48)
12/2/2015 to 11/30/2016(c)	15.00	0.31	0.15	0.46	(0.42)	–	(0.42)
Class F
11/30/2020	15.38	0.39	0.60	0.99	(0.51)	(0.10)	(0.61)
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
11/30/2018	15.14	0.48	(0.64)	(0.16)	(0.57)	–	(0.57)
11/30/2017	15.03	0.42	0.30	0.72	(0.51)	(0.10)	(0.61)
12/2/2015 to 11/30/2016(c)	15.00	0.45	0.13	0.58	(0.55)	–	(0.55)
Class F3
11/30/2020	15.40	0.42	0.59	1.01	(0.54)	(0.10)	(0.64)
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.15	0.52	(0.65)	(0.13)	(0.60)	–	(0.60)
4/4/2017 to 11/30/2017(f)	15.08	0.30	0.12	0.42	(0.35)	–	(0.35)
Class I
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R3
11/30/2020	15.39	0.34	0.59	0.93	(0.45)	(0.10)	(0.55)
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)
11/30/2018	15.13	0.43	(0.64)	(0.21)	(0.51)	–	(0.51)
11/30/2017	15.03	0.36	0.29	0.65	(0.45)	(0.10)	(0.55)
12/2/2015 to 11/30/2016(c)	15.00	0.39	0.13	0.52	(0.49)	–	(0.49)

448	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.78	6.57		0.68		0.80		2.46		$57,837	443
15.39	10.39		0.68		1.12		2.74		24,429	598
14.41	(1.16)		0.68		2.45		3.18		6,283	468
15.14	4.73		0.68		2.68		2.66		6,390	396
15.03	3.81	(d)	0.68	(e)	2.25	(e)	2.88	(e)	5,366	390

15.78	5.83		1.38		1.50		1.77		5,846	443
15.39	9.63		1.32		1.70		2.03		3,992	598
14.42	(1.83)		1.36		3.12		2.51		603	468
15.15	3.98		1.40		3.41		1.95		613	396
15.04	3.09	(d)	1.46	(e)	3.08	(e)	2.07	(e)	259	390

15.76	6.61		0.58		0.70		2.56		181,474	443
15.38	10.41		0.58		0.89		2.71		157,901	598
14.41	(1.07)		0.58		2.35		3.28		5,774	468
15.14	4.83		0.58		2.58		2.76		6,010	396
15.03	3.92	(d)	0.58	(e)	2.15	(e)	2.97	(e)	5,119	390

15.77	6.69		0.39		0.50		2.74		8,558	443
15.40	10.63		0.46		0.98		3.11		11	598
14.42	(0.83)		0.43		2.12		3.46		10	468
15.15	2.71	(d)	0.39	(e)	2.66	(e)	3.01	(e)	10	396

15.77	6.71		0.48		0.61		2.66		35,271	443
15.39	10.61		0.47		0.70		2.62		13,782	598
14.41	(0.95)		0.47		2.25		3.40		108	468
15.14	4.94		0.48		2.48		2.86		109	396
15.03	4.02	(d)	0.48	(e)	2.05	(e)	3.08	(e)	104	390

15.77	6.19		0.98		1.09		2.19		124	443
15.39	10.09		0.95		1.47		2.43		188	598
14.41	(1.45)		0.97		2.75		2.88		27	468
15.13	4.42		0.98		2.97		2.35		27	396
15.03	3.51	(d)	0.97	(e)	2.53	(e)	2.57	(e)	26	390

See Notes to Financial Statements.	449

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2020	$15.39	$0.37	$0.60	$0.97	$(0.49)	$(0.10)	$(0.59)
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
11/30/2018	15.14	0.46	(0.64)	(0.18)	(0.55)	–	(0.55)
11/30/2017	15.03	0.40	0.29	0.69	(0.48)	(0.10)	(0.58)
12/2/2015 to 11/30/2016(c)	15.00	0.42	0.14	0.56	(0.53)	–	(0.53)
Class R5
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R6
11/30/2020	15.39	0.43	0.60	1.03	(0.54)	(0.10)	(0.64)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.45	0.30	0.75	(0.54)	(0.10)	(0.64)
12/2/2015 to 11/30/2016(c)	15.00	0.48	0.14	0.62	(0.59)	–	(0.59)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on December 2, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

450	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.77	6.45		0.73		0.86		2.39		$266	443
15.39	10.35		0.73		1.31		2.84		30	598
14.41	(1.21)		0.72		2.50		3.13		27	468
15.14	4.68		0.74		2.73		2.58		27	396
15.03	3.76	(d)	0.73	(e)	2.29	(e)	2.81	(e)	26	390

15.77	6.72		0.48		0.57		2.69		12	443
15.39	10.63		0.48		1.06		3.10		30	598
14.41	(0.97)		0.47		2.25		3.38		27	468
15.14	4.94		0.48		2.48		2.84		27	396
15.03	4.01	(d)	0.49	(e)	2.05	(e)	3.06	(e)	26	390

15.78	6.86		0.39		0.51		2.78		918	443
15.39	10.65		0.46		1.00		3.11		30	598
14.41	(0.93)		0.44		2.24		3.42		27	468
15.14	5.05		0.37		2.47		2.95		27	396
15.03	4.17	(d)	0.33	(e)	1.96	(e)	3.22	(e)	26	390

See Notes to Financial Statements.	451

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2020	$10.23	$0.26	$0.64	$0.90	$(0.35)	$–	$(0.35)
11/30/2019	9.32	0.31	0.99	1.30	(0.39)	–	(0.39)
11/30/2018	10.06	0.31	(0.64)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)
Class C
11/30/2020	10.23	0.20	0.62	0.82	(0.28)	–	(0.28)
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
11/30/2018	10.06	0.23	(0.63)	(0.40)	(0.33)	(0.01)	(0.34)
4/19/2017 to 11/30/2017(c)	10.00	0.13	0.12	0.25	(0.19)	–	(0.19)
Class F
11/30/2020	10.25	0.27	0.63	0.90	(0.36)	–	(0.36)
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
11/30/2018	10.08	0.31	(0.63)	(0.32)	(0.41)	(0.01)	(0.42)
4/19/2017 to 11/30/2017(c)	10.00	0.18	0.14	0.32	(0.24)	–	(0.24)
Class F3
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)
Class I
11/30/2020	10.23	0.30	0.61	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
11/30/2018	10.06	0.32	(0.63)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R2
11/30/2020	10.23	0.23	0.62	0.85	(0.31)	–	(0.31)
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)
11/30/2018	10.06	0.27	(0.64)	(0.37)	(0.36)	(0.01)	(0.37)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.12	0.27	(0.21)	–	(0.21)
Class R3
11/30/2020	10.23	0.24	0.62	0.86	(0.32)	–	(0.32)
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
11/30/2018	10.06	0.28	(0.64)	(0.36)	(0.37)	(0.01)	(0.38)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.13	0.28	(0.22)	–	(0.22)
Class R4
11/30/2020	10.23	0.27	0.62	0.89	(0.34)	–	(0.34)
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
11/30/2018	10.06	0.30	(0.63)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)

452	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.78	8.95		0.68		3.24		2.53		$2,157	119
10.23	14.12		0.68		4.25		3.12		769	54
9.32	(3.36)		0.68		4.54		3.17		368	109
10.06	3.01	(d)	0.68	(e)	3.99	(e)	2.80	(e)	311	88

10.77	8.12		1.36		4.13		1.96		791	119
10.23	13.38		1.33		4.78		2.43		597	54
9.32	(4.07)		1.43		5.17		2.39		71	109
10.06	2.52	(d)	1.48	(e)	4.75	(e)	2.02	(e)	102	88

10.79	8.95		0.58		3.17		2.64		3,991	119
10.25	14.20		0.58		4.20		3.22		2,764	54
9.34	(3.26)		0.58		4.20		3.21		1,501	109
10.08	3.27	(d)	0.58	(e)	3.82	(e)	2.89	(e)	2,614	88

10.78	9.22		0.45		3.21		2.88		1,837	119
10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

10.77	9.08		0.48		3.33		2.88		134	119
10.23	14.34		0.48		4.17		3.35		171	54
9.32	(3.19)		0.48		4.16		3.30		144	109
10.06	3.13	(d)	0.48	(e)	3.78	(e)	3.00	(e)	52	88

10.77	8.43		1.08		3.84		2.24		30	119
10.23	13.66		1.08		4.78		2.74		28	54
9.32	(3.75)		1.08		4.92		2.76		25	109
10.06	2.76	(d)	1.08	(e)	4.38	(e)	2.40	(e)	26	88

10.77	8.54		0.98		3.75		2.34		59	119
10.23	13.77		0.98		4.68		2.85		54	54
9.32	(3.65)		0.98		4.87		2.87		47	109
10.06	2.82	(d)	0.97	(e)	4.20	(e)	2.49	(e)	39	88

10.78	8.91		0.73		3.49		2.59		30	119
10.23	14.06		0.73		4.42		3.09		28	54
9.32	(3.41)		0.73		4.56		3.11		25	109
10.06	2.98	(d)	0.73	(e)	4.00	(e)	2.74	(e)	26	88

See Notes to Financial Statements.	453

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
11/30/2020	$10.24	$0.29	$0.62	$0.91	$(0.37)	$–	$(0.37)
11/30/2019	9.32	0.33	0.99	1.32	(0.40)	–	(0.40)
11/30/2018	10.06	0.33	(0.64)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R6
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.

454	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.78	9.07		0.48		3.25		2.84		$31	119
10.24	14.45		0.48		4.17		3.34		29	54
9.32	(3.17)		0.48		4.32		3.36		25	109
10.06	3.14	(d)	0.48	(e)	3.79	(e)	2.99	(e)	26	88

10.78	9.22		0.45		3.21		2.88		1,864	119
10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

See Notes to Financial Statements.	455

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera tions	Net invest- ment income	Return of capital	Total distri- butions
Class A
11/30/2020	$8.73	$0.38	$(0.53)	$(0.15)	(0.32)	(0.06)	$(0.38)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.46	(0.21)	0.25	(0.46)	–	(0.46)
11/30/2017	9.17	0.41	0.01	0.42	(0.41)	–	(0.41)
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	–	(0.41)
Class C
11/30/2020	8.74	0.33	(0.54)	(0.21)	(0.27)	(0.06)	(0.33)
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	–	(0.44)
11/30/2018	9.18	0.40	(0.20)	0.20	(0.40)	–	(0.40)
11/30/2017	9.17	0.35	0.01	0.36	(0.35)	–	(0.35)
11/30/2016	8.89	0.35	0.28	0.63	(0.35)	–	(0.35)
Class F
11/30/2020	8.72	0.39	(0.54)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	–	(0.50)
11/30/2018	9.17	0.47	(0.21)	0.26	(0.47)	–	(0.47)
11/30/2017	9.16	0.42	0.01	0.43	(0.42)	–	(0.42)
11/30/2016	8.88	0.42	0.28	0.70	(0.42)	–	(0.42)
Class F3
11/30/2020	8.75	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
4/4/2017 to 11/30/2017(c)	9.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)
Class I
11/30/2020	8.74	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.18	0.48	(0.21)	0.27	(0.48)	–	(0.48)
11/30/2017	9.17	0.42	0.02	0.44	(0.43)	–	(0.43)
11/30/2016	8.89	0.43	0.28	0.71	(0.43)	–	(0.43)
Class R2
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	–	(0.46)
11/30/2018	9.19	0.43	(0.22)	0.21	(0.42)	–	(0.42)
11/30/2017	9.18	0.37	0.01	0.38	(0.37)	–	(0.37)
11/30/2016	8.90	0.37	0.28	0.65	(0.37)	–	(0.37)

456	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$8.20	(1.58)	0.80		0.80		4.65		$1,790,285	92
8.73	2.90	0.81		0.81		5.56		2,462,684	58
8.97	2.74	0.79		0.79		5.05		3,653,385	68
9.18	4.65	0.79		0.79		4.43		3,530,233	81
9.17	7.95	0.80		0.80		4.56		3,003,142	78

8.20	(2.31)	1.42		1.42		4.08		616,741	92
8.74	2.37	1.45		1.45		4.93		1,141,085	58
8.98	2.10	1.43		1.43		4.42		1,627,126	68
9.18	3.98	1.44		1.44		3.80		1,587,964	81
9.17	7.29	1.43		1.43		3.95		1,547,969	78

8.19	(1.50)	0.70		0.70		4.79		2,231,780	92
8.72	3.00	0.71		0.71		5.65		4,007,181	58
8.96	2.84	0.69		0.69		5.17		6,725,819	68
9.17	4.75	0.69		0.69		4.52		4,877,793	81
9.16	8.06	0.70		0.70		4.64		3,564,772	78

8.21	(1.32)	0.54		0.54		4.92		91,251	92
8.75	3.17	0.54		0.54		5.83		147,359	58
8.98	3.00	0.53		0.53		5.29		277,822	68
9.19	2.67 (d)	0.54	(e)	0.54	(e)	4.68	(e)	203,910	81

8.20	(1.50)	0.60		0.60		4.92		855,140	92
8.74	3.22	0.61		0.61		5.75		1,475,395	58
8.97	2.94	0.59		0.59		5.27		2,462,923	68
9.18	4.85	0.60		0.60		4.61		1,744,687	81
9.17	8.16	0.60		0.60		4.75		605,018	78

8.20	(2.09)	1.20		1.20		4.26		1,026	92
8.74	2.50	1.21		1.21		5.16		1,471	58
8.98	2.35	1.19		1.19		4.68		1,579	68
9.19	4.24	1.20		1.20		4.04		1,254	81
9.18	7.53	1.20		1.20		4.16		751	78

See Notes to Financial Statements.	457

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera tions	Net invest- ment income	Return of capital	Total distri- butions
Class R3
11/30/2020	$8.74	$0.35	$(0.54)	$(0.19)	(0.29)	(0.06)	$(0.35)
11/30/2019	8.97	0.47	(0.23)	0.24	(0.47)	–	(0.47)
11/30/2018	9.18	0.44	(0.22)	0.22	(0.43)	–	(0.43)
11/30/2017	9.17	0.38	0.01	0.39	(0.38)	–	(0.38)
11/30/2016	8.89	0.38	0.28	0.66	(0.38)	–	(0.38)
Class R4
11/30/2020	8.73	0.38	(0.54)	(0.16)	(0.31)	(0.06)	(0.37)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.47	(0.22)	0.25	(0.46)	–	(0.46)
11/30/2017	9.17	0.40	0.01	0.41	(0.40)	–	(0.40)
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	–	(0.41)
Class R5
11/30/2020	8.75	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.19	0.51	(0.24)	0.27	(0.48)	–	(0.48)
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)
11/30/2016	8.90	0.43	0.28	0.71	(0.43)	–	(0.43)
Class R6
11/30/2020	8.74	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)
11/30/2016	8.90	0.44	0.27	0.71	(0.43)	–	(0.43)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

458	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.20	(1.99)	1.10	1.10	4.35	$43,458	92
8.74	2.71	1.12	1.12	5.26	52,957	58
8.97	2.45	1.09	1.09	4.78	52,978	68
9.18	4.35	1.10	1.10	4.15	43,115	81
9.17	7.64	1.10	1.10	4.28	34,215	78

8.20	(1.63)	0.85	0.85	4.64	2,953	92
8.73	2.85	0.86	0.86	5.54	5,240	58
8.97	2.70	0.85	0.85	5.16	21,747	68
9.18	4.60	0.84	0.84	4.37	5,134	81
9.17	7.90	0.85	0.85	4.45	2,302	78

8.21	(1.49)	0.60	0.60	4.93	5,019	92
8.75	3.23	0.62	0.62	5.79	6,661	58
8.98	2.96	0.60	0.60	5.62	44,385	68
9.19	4.87	0.60	0.60	4.65	2,542	81
9.18	8.18	0.60	0.60	4.77	303	78

8.20	(1.44)	0.54	0.54	4.89	124,190	92
8.74	3.16	0.55	0.55	5.77	109,741	58
8.98	3.01	0.53	0.53	5.35	63,275	68
9.19	4.93	0.54	0.54	4.70	36,295	81
9.18	8.24	0.54	0.54	4.84	12,047	78

See Notes to Financial Statements.	459

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2020	$7.37	$0.36	$(0.05	)(f)	$ 0.31	$(0.38)	$7.30
11/30/2019	7.13	0.40	0.25		0.65	(0.41)	7.37
11/30/2018	7.71	0.41	(0.56)		(0.15)	(0.43)	7.13
11/30/2017	7.41	0.42	0.32		0.74	(0.44)	7.71
11/30/2016	7.10	0.42	0.33		0.75	(0.44)	7.41
Class C
11/30/2020	7.33	0.32	(0.04	)(f)	0.28	(0.34)	7.27
11/30/2019	7.09	0.35	0.26		0.61	(0.37)	7.33
11/30/2018	7.67	0.36	(0.56)		(0.20)	(0.38)	7.09
11/30/2017	7.38	0.37	0.30		0.67	(0.38)	7.67
11/30/2016	7.07	0.37	0.33		0.70	(0.39)	7.38
Class F
11/30/2020	7.36	0.37	(0.04	)(f)	0.33	(0.39)	7.30
11/30/2019	7.12	0.40	0.26		0.66	(0.42)	7.36
11/30/2018	7.70	0.42	(0.56)		(0.14)	(0.44)	7.12
11/30/2017	7.41	0.42	0.31		0.73	(0.44)	7.70
11/30/2016	7.09	0.43	0.33		0.76	(0.44)	7.41
Class F3
11/30/2020	7.41	0.37	(0.03	)(f)	0.34	(0.41)	7.34
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	7.41
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	7.16
4/4/2017 to 11/30/2017(c)	7.65	0.28	0.12		0.40	(0.30)	7.75
Class I
11/30/2020	7.40	0.37	(0.03	)(f)	0.34	(0.40)	7.34
11/30/2019	7.16	0.41	0.26		0.67	(0.43)	7.40
11/30/2018	7.74	0.43	(0.56)		(0.13)	(0.45)	7.16
11/30/2017	7.45	0.44	0.30		0.74	(0.45)	7.74
11/30/2016	7.13	0.44	0.33		0.77	(0.45)	7.45
Class P
11/30/2020	7.48	0.35	(0.05	)(f)	0.30	(0.37)	7.41
11/30/2019	7.23	0.39	0.26		0.65	(0.40)	7.48
11/30/2018	7.82	0.40	(0.57)		(0.17)	(0.42)	7.23
11/30/2017	7.52	0.40	0.32		0.72	(0.42)	7.82
11/30/2016	7.20	0.41	0.34		0.75	(0.43)	7.52

460	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

4.65	0.90		0.90		5.15		$1,134,235	126
9.37	0.91		0.91		5.42		1,218,731	86
(2.03)	0.90		0.90		5.48		1,126,386	107
10.13	0.89		0.89		5.48		1,576,504	93
10.93	0.92		0.92		5.88		1,580,591	104

4.14	1.53		1.53		4.55		287,145	126
8.72	1.53		1.53		4.81		376,682	86
(2.70)	1.55		1.55		4.84		410,469	107
9.28	1.57		1.57		4.81		515,964	93
10.24	1.57		1.57		5.25		463,517	104

4.89	0.80		0.80		5.24		2,097,727	126
9.48	0.81		0.81		5.52		2,144,680	86
(1.95)	0.80		0.80		5.58		2,082,549	107
10.09	0.79		0.79		5.54		2,011,192	93
11.19	0.81		0.81		5.96		1,571,281	104

4.97	0.60		0.60		5.31		1,984,689	126
9.82	0.62		0.62		5.72		555,795	86
(1.85)	0.60		0.60		5.77		507,646	107
5.28 (d)	0.62	(e)	0.62	(e)	5.45	(e)	449,538	93

5.00	0.70		0.70		5.30		1,664,193	126
9.57	0.71		0.71		5.61		1,610,253	86
(1.82)	0.70		0.70		5.66		1,412,203	107
10.19	0.69		0.69		5.70		1,725,003	93
11.29	0.72		0.72		6.11		1,707,793	104

4.42	1.15		1.15		4.97		54	126
9.20	1.15		1.15		5.36		51	86
(2.29)	1.15		1.15		5.24		333	107
9.81	1.15		1.15		5.16		478	93
10.76	1.17		1.17		5.71		47	104

See Notes to Financial Statements.	461

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class R2
11/30/2020	$7.41	$0.34	$(0.04	)(f)	$ 0.30	$(0.36)	$7.35
11/30/2019	7.17	0.37	0.26		0.63	(0.39)	7.41
11/30/2018	7.76	0.38	(0.57)		(0.19)	(0.40)	7.17
11/30/2017	7.46	0.39	0.32		0.71	(0.41)	7.76
11/30/2016	7.15	0.40	0.32		0.72	(0.41)	7.46
Class R3
11/30/2020	7.41	0.34	(0.04	)(f)	0.30	(0.36)	7.35
11/30/2019	7.17	0.38	0.25		0.63	(0.39)	7.41
11/30/2018	7.75	0.39	(0.56)		(0.17)	(0.41)	7.17
11/30/2017	7.46	0.40	0.31		0.71	(0.42)	7.75
11/30/2016	7.14	0.41	0.33		0.74	(0.42)	7.46
Class R4
11/30/2020	7.37	0.36	(0.05	)(f)	0.31	(0.38)	7.30
11/30/2019	7.12	0.39	0.27		0.66	(0.41)	7.37
11/30/2018	7.71	0.41	(0.57)		(0.16)	(0.43)	7.12
11/30/2017	7.41	0.41	0.32		0.73	(0.43)	7.71
11/30/2016	7.10	0.43	0.32		0.75	(0.44)	7.41
Class R5
11/30/2020	7.40	0.38	(0.05	)(f)	0.33	(0.40)	7.33
11/30/2019	7.15	0.41	0.27		0.68	(0.43)	7.40
11/30/2018	7.74	0.43	(0.57)		(0.14)	(0.45)	7.15
11/30/2017	7.44	0.43	0.32		0.75	(0.45)	7.74
11/30/2016	7.13	0.45	0.32		0.77	(0.46)	7.44
Class R6
11/30/2020	7.41	0.38	(0.04	)(f)	0.34	(0.41)	7.34
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	7.41
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	7.16
11/30/2017	7.45	0.44	0.32		0.76	(0.46)	7.75
11/30/2016	7.13	0.45	0.33		0.78	(0.46)	7.45

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

462	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.39	1.31	1.31	4.81	$6,662	126
8.93	1.30	1.30	5.05	11,284	86
(2.50)	1.29	1.29	5.10	14,435	107
9.68	1.29	1.29	5.09	14,837	93
10.49	1.32	1.32	5.53	11,145	104

4.49	1.20	1.20	4.87	114,737	126
9.03	1.21	1.21	5.14	117,517	86
(2.28)	1.20	1.20	5.20	107,532	107
9.64	1.19	1.19	5.18	91,021	93
10.75	1.22	1.22	5.64	71,552	104

4.61	0.95	0.95	5.11	113,046	126
9.48	0.96	0.96	5.38	109,351	86
(2.21)	0.95	0.95	5.45	91,526	107
10.09	0.95	0.95	5.38	67,741	93
10.91	0.97	0.97	5.87	20,934	104

4.87	0.70	0.70	5.37	256,527	126
9.73	0.71	0.71	5.64	289,988	86
(1.94)	0.70	0.70	5.70	266,231	107
10.34	0.71	0.71	5.56	264,638	93
11.16	0.72	0.72	6.11	11,010	104

4.97	0.61	0.61	5.45	643,491	126
9.82	0.62	0.62	5.71	620,871	86
(1.84)	0.60	0.61	5.78	451,009	107
10.42	0.61	0.61	5.67	381,440	93
11.26	0.62	0.62	6.24	75,756	104

See Notes to Financial Statements.	463

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2020	$2.90	$0.09	$0.13	$ 0.22	$(0.11)	$3.01
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	2.90
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	2.67
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	2.86
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	2.76
Class C
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	3.02
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	2.92
11/30/2018	2.87	0.08	(0.16)	(0.08)	(0.10)	2.69
11/30/2017	2.78	0.07	0.10	0.17	(0.08)	2.87
11/30/2016	2.72	0.08	0.07	0.15	(0.09)	2.78
Class F
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	3.01
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	2.91
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	2.86
11/30/2016	2.71	0.10	0.06	0.16	(0.11)	2.76
Class F3
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	3.01
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	2.90
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
4/4/2017 to 11/30/2017(c)	2.82	0.06	0.05	0.11	(0.07)	2.86
Class I
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	3.01
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	2.91
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	2.76
Class R2
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	3.03
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	2.93
11/30/2018	2.88	0.09	(0.17)	(0.08)	(0.10)	2.70
11/30/2017	2.79	0.08	0.10	0.18	(0.09)	2.88
11/30/2016	2.73	0.09	0.07	0.16	(0.10)	2.79

464	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

7.65	0.76		0.76		3.11		$1,229,762	112
13.02	0.77		0.77		3.53		1,054,889	108
(2.78)	0.77		0.81		3.46		836,525	117
7.33	0.78		0.89		3.03		918,917	205
6.06	0.78		0.90		3.56		907,733	192

6.60	1.38		1.38		2.53		107,888	112
12.26	1.38		1.38		2.93		162,000	108
(3.00)	1.39		1.43		2.82		166,762	117
6.28	1.40		1.51		2.42		230,293	205
5.77	1.41		1.53		2.94		253,848	192

7.38	0.66		0.66		3.20		570,685	112
13.09	0.67		0.67		3.61		591,492	108
(2.33)	0.67		0.71		3.55		434,593	117
7.43	0.68		0.79		3.10		454,740	205
6.16	0.68		0.80		3.64		413,167	192

7.95	0.47		0.47		3.38		722,882	112
13.33	0.49		0.49		3.79		586,822	108
(2.51)	0.47		0.51		3.75		394,646	117
3.99 (d)	0.46	(e)	0.60	(e)	3.25	(e)	274,355	205

7.49	0.56		0.56		3.33		155,970	112
13.63	0.57		0.57		3.73		184,515	108
(2.59)	0.57		0.60		3.66		165,736	117
7.54	0.58		0.69		3.22		166,989	205
6.27	0.58		0.70		3.75		92,523	192

6.83	1.16		1.16		2.73		1,730	112
12.47	1.17		1.17		3.17		1,285	108
(2.76)	1.17		1.21		3.05		1,667	117
6.49	1.18		1.29		2.64		2,008	205
5.99	1.19		1.31		3.23		2,202	192

See Notes to Financial Statements.	465

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2020	$2.91	$0.08	$0.13	$0.21	$(0.10)	$3.02
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	2.91
11/30/2018	2.87	0.09	(0.18)	(0.09)	(0.10)	2.68
11/30/2017	2.77	0.08	0.11	0.19	(0.09)	2.87
11/30/2016	2.72	0.09	0.06	0.15	(0.10)	2.77
Class R4
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	3.01
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	2.90
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	2.67
11/30/2017	2.77	0.08	0.11	0.19	(0.10)	2.86
11/30/2016	2.71	0.09	0.08	0.17	(0.11)	2.77
Class R5
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	3.01
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	2.91
11/30/2018	2.86	0.10	(0.16)	(0.06)	(0.12)	2.68
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	2.76
Class R6
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	3.01
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	2.90
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86
11/30/2016	2.71	0.11	0.06	0.17	(0.12)	2.76

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

466	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

7.32	1.06	1.06	2.83	$53,114	112
12.65	1.07	1.07	3.24	55,317	108
(3.05)	1.07	1.11	3.16	50,016	117
7.00	1.08	1.19	2.74	53,025	205
5.73	1.08	1.20	3.27	54,918	192

7.60	0.81	0.81	3.07	9,205	112
12.97	0.82	0.82	3.46	9,218	108
(2.83)	0.82	0.85	3.44	5,363	117
6.89	0.83	0.94	2.98	3,117	205
6.39	0.83	0.94	3.25	1,459	192

7.50	0.56	0.56	3.32	6,548	112
13.21	0.57	0.57	3.73	6,099	108
(2.23)	0.58	0.62	3.54	4,048	117
7.55	0.57	0.70	3.21	15,926	205
6.28	0.58	0.69	3.51	198	192

7.95	0.48	0.48	3.40	55,981	112
13.34	0.49	0.49	3.81	52,133	108
(2.50)	0.47	0.51	3.77	33,975	117
7.66	0.47	0.59	3.31	19,714	205
6.38	0.47	0.59	3.90	3,457	192

See Notes to Financial Statements.	467

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2020	$11.23	$0.26	$ 0.26 (f)	$0.52	$(0.42)	$11.33
11/30/2019	11.55	0.34	(0.21)	0.13	(0.45)	11.23
11/30/2018	11.88	0.29	(0.17)	0.12	(0.45)	11.55
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
11/30/2016	12.27	0.29	0.14	0.43	(0.52)	12.18
Class C
11/30/2020	11.25	0.20	0.25 (f)	0.45	(0.35)	11.35
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
11/30/2018	11.90	0.22	(0.18)	0.04	(0.37)	11.57
11/30/2017	12.20	0.16	(0.08)	0.08	(0.38)	11.90
11/30/2016	12.29	0.22	0.14	0.36	(0.45)	12.20
Class F
11/30/2020	11.24	0.27	0.27 (f)	0.54	(0.43)	11.35
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
11/30/2018	11.89	0.31	(0.17)	0.14	(0.46)	11.57
11/30/2017	12.19	0.25	(0.09)	0.16	(0.46)	11.89
11/30/2016	12.28	0.30	0.14	0.44	(0.53)	12.19
Class F3
11/30/2020	11.23	0.29	0.27 (f)	0.56	(0.45)	11.34
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.18)	0.15	(0.48)	11.55
4/4/2017 to 11/30/2017(c)	12.17	0.19	(0.15)	0.04	(0.33)	11.88
Class I
11/30/2020	11.24	0.28	0.26 (f)	0.54	(0.44)	11.34
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
11/30/2018	11.89	0.32	(0.18)	0.14	(0.47)	11.56
11/30/2017	12.18	0.26	(0.07)	0.19	(0.48)	11.89
11/30/2016	12.27	0.30	0.15	0.45	(0.54)	12.18
Class R2
11/30/2020	11.22	0.20	0.26 (f)	0.46	(0.38)	11.30
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22
11/30/2018	11.87	0.24	(0.16)	0.08	(0.40)	11.55
11/30/2017	12.17	0.19	(0.09)	0.10	(0.40)	11.87
11/30/2016	12.26	0.24	0.14	0.38	(0.47)	12.17

468	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

4.87		0.69		0.70		2.40		$89,956	97
1.19		0.69		0.69		2.97		109,626	43
0.95		0.69		0.69		2.48		171,109	108
1.27		0.75		0.81		1.98		179,371	64
3.69		0.75		0.92		2.41		276,490	79

4.23		1.30		1.31		1.81		17,716	97
0.55		1.33		1.33		2.33		28,655	43
0.30		1.34		1.35		1.84		49,435	108
0.63		1.39		1.45		1.32		47,475	64
3.06		1.37		1.54		1.81		45,158	79

5.06		0.59		0.60		2.52		187,180	97
1.20		0.59		0.59		3.06		285,297	43
1.14		0.58		0.59		2.60		489,043	108
1.36		0.65		0.70		2.04		328,360	64
3.79		0.65		0.81		2.49		187,277	79

5.24		0.42		0.43		2.68		8,595	97
1.46		0.42		0.42		3.24		10,645	43
1.25		0.39		0.43		2.80		22,597	108
0.33	(d)	0.38	(e)	0.53	(e)	2.47	(e)	13,427	64

5.08		0.49		0.50		2.63		320,045	97
1.39		0.49		0.49		3.16		631,037	43
1.16		0.48		0.49		2.71		661,340	108
1.47		0.55		0.60		2.17		511,535	64
3.98		0.55		0.69		2.56		349,882	79

4.28		1.07		1.08		1.83		166	97
0.70		1.08		1.08		2.59		51	43
0.64		1.10		1.11		2.07		201	108
0.87		1.15		1.20		1.55		286	64
3.28		1.15		1.32		2.02		191	79

See Notes to Financial Statements.	469

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2020	$11.23	$0.22	$0.28 (f)	$0.50	$(0.39)	$11.34
11/30/2019	11.56	0.30	(0.21)	0.09	(0.42)	11.23
11/30/2018	11.88	0.26	(0.17)	0.09	(0.41)	11.56
11/30/2017	12.18	0.20	(0.08)	0.12	(0.42)	11.88
11/30/2016	12.27	0.25	0.14	0.39	(0.48)	12.18
Class R4
11/30/2020	11.23	0.26	0.26 (f)	0.52	(0.41)	11.34
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
11/30/2018	11.88	0.30	(0.18)	0.12	(0.44)	11.56
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
11/30/2016	12.27	0.27	0.15	0.42	(0.51)	12.18
Class R5
11/30/2020	11.23	0.28	0.26 (f)	0.54	(0.44)	11.33
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.19)	0.14	(0.47)	11.55
11/30/2017	12.18	0.26	(0.08)	0.18	(0.48)	11.88
11/30/2016	12.27	0.31	0.14	0.45	(0.54)	12.18
Class R6
11/30/2020	11.23	0.29	0.27 (f)	0.56	(0.45)	11.34
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23
11/30/2018	11.88	0.33	(0.17)	0.16	(0.48)	11.56
11/30/2017	12.18	0.28	(0.08)	0.20	(0.50)	11.88
11/30/2016	12.27	0.33	0.14	0.47	(0.56)	12.18

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

470	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.65	0.98	0.99	2.03	$226	97
0.80	0.99	0.99	2.66	104	43
0.74	0.99	1.00	2.17	111	108
0.97	1.05	1.11	1.65	175	64
3.39	1.05	1.21	2.13	283	79

4.91	0.74	0.75	2.35	1,706	97
1.05	0.74	0.74	2.91	3,174	43
1.00	0.73	0.73	2.52	2,006	108
1.22	0.80	0.84	2.05	735	64
3.63	0.78	0.91	2.23	110	79

5.08	0.49	0.50	2.64	170	97
1.39	0.49	0.49	3.17	334	43
1.17	0.47	0.48	2.83	144	108
1.48	0.55	0.59	2.19	33	64
3.89	0.55	0.68	2.59	10	79

5.24	0.42	0.43	2.70	14,541	97
1.37	0.42	0.42	3.25	35,167	43
1.34	0.39	0.43	2.81	54,549	108
1.67	0.37	0.52	2.37	33,747	64
4.09	0.37	0.52	2.78	10	79

See Notes to Financial Statements.	471

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class A
11/30/2020	$9.89	$0.14	$0.10	$0.24	$(0.24)
11/30/2019	9.72	0.24	0.23	0.47	(0.30)
11/30/2018	9.92	0.22	(0.12)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.09	(0.02)	0.07	(0.15)
Class C
11/30/2020	9.89	0.09	0.08	0.17	(0.17)
11/30/2019	9.72	0.17	0.23	0.40	(0.23)
11/30/2018	9.92	0.14	(0.11)	0.03	(0.23)
4/19/2017 to 11/30/2017(c)	10.00	0.04	(0.02)	0.02	(0.10)
Class F
11/30/2020	9.89	0.16	0.09	0.25	(0.25)
11/30/2019	9.72	0.24	0.24	0.48	(0.31)
11/30/2018	9.92	0.23	(0.12)	0.11	(0.31)
4/19/2017 to 11/30/2017(c)	10.00	0.09	(0.01)	0.08	(0.16)
Class F3
11/30/2020	9.89	0.37	(0.11)	0.26	(0.27)
11/30/2019	9.72	0.27	0.22	0.49	(0.32)
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11	(0.02)	0.09	(0.17)
Class I
11/30/2020	9.89	0.16	0.10	0.26	(0.26)
11/30/2019	9.71	0.24	0.26	0.50	(0.32)
11/30/2018	9.92	0.24	(0.13)	0.11	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10	(0.02)	0.08	(0.16)
Class R3
11/30/2020	9.89	0.13	0.08	0.21	(0.21)
11/30/2019	9.72	0.21	0.23	0.44	(0.27)
11/30/2018	9.92	0.19	(0.12)	0.07	(0.27)
4/19/2017 to 11/30/2017(c)	10.00	0.07	(0.02)	0.05	(0.13)
Class R4
11/30/2020	9.89	0.18	0.05	0.23	(0.23)
11/30/2019	9.72	0.24	0.22	0.46	(0.29)
11/30/2018	9.92	0.21	(0.11)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.08	(0.01)	0.07	(0.15)

472	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.89	2.46		0.60		1.00		1.47		$32,022	351
9.89	4.87		0.60		1.81		2.47		8,032	136
9.72	1.04		0.60		3.11		2.21		3,844	177
9.92	0.70	(d)	0.60	(e)	3.42	(e)	1.43	(e)	1,775	216

9.89	1.76		1.28		1.71		0.90		4,334	351
9.89	4.15		1.29		2.54		1.77		2,238	136
9.72	0.27		1.39		3.88		1.42		1,083	177
9.92	0.22	(d)	1.37	(e)	4.11	(e)	0.70	(e)	806	216

9.89	2.54		0.50		0.91		1.58		82,951	351
9.89	4.97		0.50		1.46		2.40		29,007	136
9.72	1.14		0.50		3.00		2.32		4,212	177
9.92	0.77	(d)	0.50	(e)	3.37	(e)	1.52	(e)	1,894	216

9.88	2.65		0.36		1.06		3.78		12	351
9.89	5.13		0.36		1.64		2.72		1,612	136
9.72	1.34		0.32		2.87		2.47		1,533	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

9.89	2.65		0.40		0.80		1.63		4,402	351
9.89	5.18		0.40		1.35		2.49		1,821	136
9.71	1.14		0.40		2.88		2.42		127	177
9.92	0.83	(d)	0.40	(e)	3.35	(e)	1.61	(e)	50	216

9.89	2.16		0.90		1.34		1.32		98	351
9.89	4.56		0.90		2.14		2.17		76	136
9.72	0.75		0.90		3.42		1.92		49	177
9.92	0.53	(d)	0.90	(e)	3.84	(e)	1.09	(e)	25	216

9.89	2.41		0.65		1.11		1.81		12	351
9.89	4.82		0.65		1.95		2.42		27	136
9.72	1.00		0.65		3.13		2.14		25	177
9.92	0.68	(d)	0.65	(e)	3.56	(e)	1.35	(e)	25	216

See Notes to Financial Statements.	473

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class R5
11/30/2020	$9.89	$0.20	$0.06	$0.26	$(0.26)
11/30/2019	9.72	0.26	0.23	0.49	(0.32)
11/30/2018	9.92	0.23	(0.11)	0.12	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10	(0.02)	0.08	(0.16)
Class R6
11/30/2020	9.89	0.21	0.06	0.27	(0.27)
11/30/2019	9.72	0.27	0.22	0.49	(0.32)
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11	(0.02)	0.09	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.

474	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.89	2.66		0.40		0.87		2.06		$12	351
9.89	5.08		0.40		1.69		2.67		27	136
9.72	1.25		0.40		2.88		2.39		26	177
9.92	0.83	(d)	0.40	(e)	3.34	(e)	1.60	(e)	25	216

9.89	2.75		0.36		0.81		2.17		911	351
9.89	5.13		0.36		1.63		2.72		1,961	136
9.72	1.34		0.32		2.87		2.48		1,653	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

See Notes to Financial Statements.	475

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
						Distributions
						to
						shareholders
		Investment Operations:				from:

	Net asset		Net			Net
	value,	Net	realized and		Total from	invest-
	beginning	investment	unrealized		investment	ment
	of period	income(a)	gain (loss)		operations	income
Class A
11/30/2020	$4.21	$0.09	$0.02	(f)	$0.11	$(0.12)
11/30/2019	4.14	0.12	0.10		0.22	(0.15)
11/30/2018	4.26	0.11	(0.07)		0.04	(0.16)
11/30/2017	4.31	0.09	0.02		0.11	(0.16)
11/30/2016	4.35	0.11	0.02		0.13	(0.17)
Class C
11/30/2020	4.23	0.07	0.02	(f)	0.09	(0.10)
11/30/2019	4.17	0.10	0.09		0.19	(0.13)
11/30/2018	4.29	0.09	(0.08)		0.01	(0.13)
11/30/2017	4.34	0.07	0.01		0.08	(0.13)
11/30/2016	4.38	0.08	0.02		0.10	(0.14)
Class F
11/30/2020	4.21	0.10	0.01	(f)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10		0.23	(0.16)
11/30/2018	4.26	0.12	(0.08)		0.04	(0.16)
11/30/2017	4.31	0.10	0.01		0.11	(0.16)
11/30/2016	4.35	0.11	0.02		0.13	(0.17)
Class F3
11/30/2020	4.21	0.10	0.02	(f)	0.12	(0.13)
11/30/2019	4.14	0.13	0.10		0.23	(0.16)
11/30/2018	4.26	0.12	(0.07)		0.05	(0.17)
4/4/2017 to 11/30/2017(c)	4.30	0.07	–		0.07	(0.11)
Class I
11/30/2020	4.21	0.10	0.01	(f)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10		0.23	(0.16)
11/30/2018	4.25	0.12	(0.06)		0.06	(0.17)
11/30/2017	4.31	0.10	0.01		0.11	(0.17)
11/30/2016	4.35	0.12	0.02		0.14	(0.18)
Class R2
11/30/2020	4.21	0.08	0.02	(f)	0.10	(0.11)
11/30/2019	4.14	0.11	0.10		0.21	(0.14)
11/30/2018	4.26	0.10	(0.08)		0.02	(0.14)
11/30/2017	4.31	0.08	0.01		0.09	(0.14)
11/30/2016	4.35	0.09	0.02		0.11	(0.15)

476	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses after
Net asset		waivers and/or		Net	Net assets,	Portfolio
value,	Total	reimburse-	Total	investment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$4.20	2.76	0.59	0.59	2.22	$12,733,693	102
4.21	5.48	0.60	0.60	2.92	11,693,022	57
4.14	0.96	0.59	0.59	2.70	8,735,221	71
4.26	2.55	0.59	0.59	2.19	10,697,423	67
4.31	3.06	0.60	0.60	2.49	11,099,295	50

4.22	2.10	1.24	1.24	1.62	3,914,470	102
4.23	4.57	1.22	1.22	2.31	4,914,970	57
4.17	0.35	1.23	1.23	2.07	4,912,225	71
4.29	1.91	1.23	1.23	1.55	6,129,077	67
4.34	2.42	1.23	1.23	1.86	6,759,399	50

4.19	2.62	0.49	0.49	2.33	23,546,579	102
4.21	5.58	0.50	0.50	3.02	23,128,477	57
4.14	1.06	0.49	0.49	2.80	15,833,169	71
4.26	2.65	0.49	0.49	2.28	14,906,190	67
4.31	3.15	0.50	0.50	2.58	12,884,113	50

4.20	3.03	0.33	0.33	2.48	4,425,861	102
4.21	5.75	0.34	0.34	3.19	4,087,351	57
4.14	1.22	0.32	0.32	2.95	3,709,795	71
4.26	1.62 (d)	0.33 (e)	0.33 (e)	2.55 (e)	2,914,992	67

4.19	2.97	0.39	0.39	2.44	9,762,949	102
4.21	5.44	0.40	0.40	3.12	10,281,839	57
4.14	1.40	0.39	0.39	2.90	7,315,707	71
4.25	2.51	0.39	0.39	2.37	7,091,069	67
4.31	3.26	0.39	0.39	2.68	5,771,458	50

4.20	2.36	0.99	0.99	1.85	13,909	102
4.21	5.07	1.00	1.00	2.55	18,031	57
4.14	0.56	0.99	0.99	2.30	20,433	71
4.26	2.14	0.99	0.99	1.79	27,492	67
4.31	2.66	1.00	1.00	2.09	28,476	50

See Notes to Financial Statements.	477

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
						Distributions
						to
						shareholders
		Investment Operations:				from:

	Net asset		Net			Net
	value,	Net	realized and		Total from	invest-
	beginning	investment	unrealized		investment	ment
	of period	income(a)	gain (loss)		operations	income
Class R3
11/30/2020	$4.21	$0.08	$0.02	(f)	$0.10	$(0.11)
11/30/2019	4.14	0.11	0.10		0.21	(0.14)
11/30/2018	4.26	0.10	(0.07)		0.03	(0.15)
11/30/2017	4.31	0.08	0.02		0.10	(0.15)
11/30/2016	4.35	0.10	0.02		0.12	(0.16)
Class R4
11/30/2020	4.22	0.09	0.01	(f)	0.10	(0.12)
11/30/2019	4.15	0.12	0.10		0.22	(0.15)
11/30/2018	4.27	0.11	(0.07)		0.04	(0.16)
11/30/2017	4.32	0.09	0.02		0.11	(0.16)
11/30/2016	4.36	0.10	0.03		0.13	(0.17)
Class R5
11/30/2020	4.20	0.10	0.02	(f)	0.12	(0.13)
11/30/2019	4.13	0.13	0.10		0.23	(0.16)
11/30/2018	4.25	0.12	(0.07)		0.05	(0.17)
11/30/2017	4.30	0.10	0.02		0.12	(0.17)
11/30/2016	4.35	0.11	0.02		0.13	(0.18)
Class R6
11/30/2020	4.21	0.10	0.01	(f)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10		0.23	(0.16)
11/30/2018	4.26	0.13	(0.08)		0.05	(0.17)
11/30/2017	4.31	0.11	0.01		0.12	(0.17)
11/30/2016	4.35	0.12	0.02		0.14	(0.18)
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund‘s portfolio.

478	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses after
Net asset		waivers and/or		Net	Net assets,	Portfolio
value,	Total	reimburse-	Total	investment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$4.20	2.46	0.89	0.89	1.94	$384,845	102
4.21	5.17	0.90	0.90	2.64	367,328	57
4.14	0.67	0.89	0.89	2.41	318,477	71
4.26	2.25	0.89	0.89	1.90	311,784	67
4.31	2.77	0.89	0.89	2.20	279,118	50

4.20	2.47	0.64	0.64	2.18	166,524	102
4.22	5.43	0.65	0.65	2.88	147,772	57
4.15	0.93	0.64	0.64	2.68	105,445	71
4.27	2.50	0.64	0.64	2.15	76,006	67
4.32	3.00	0.65	0.65	2.35	30,700	50

4.19	2.97	0.39	0.39	2.45	69,901	102
4.20	5.70	0.40	0.40	3.14	70,274	57
4.13	1.16	0.39	0.39	2.94	45,264	71
4.25	2.76	0.30	0.39	2.39	24,140	67
4.30	3.03	0.40	0.40	2.64	10,791	50

4.19	2.79	0.33	0.33	2.50	896,878	102
4.21	5.76	0.34	0.34	3.19	857,139	57
4.14	1.23	0.33	0.33	3.00	551,235	71
4.26	2.82	0.33	0.33	2.46	289,557	67
4.31	3.34	0.33	0.33	2.77	174,247	50

See Notes to Financial Statements.	479

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2020	$10.49	$0.23	$0.46	$0.69	$(0.27)	$–	$(0.27)
11/30/2019	9.86	0.28	0.66	0.94	(0.31)	–	(0.31)
11/30/2018	10.36	0.28	(0.46)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.15	0.37	(0.27)	(0.03)	(0.30)
11/30/2016	10.29	0.23	0.08	0.31	(0.29)	(0.02)	(0.31)
Class C
11/30/2020	10.48	0.17	0.45	0.62	(0.20)	–	(0.20)
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
11/30/2018	10.35	0.21	(0.45)	(0.24)	(0.26)	–	(0.26)
11/30/2017	10.28	0.15	0.15	0.30	(0.20)	(0.03)	(0.23)
11/30/2016	10.28	0.16	0.08	0.24	(0.22)	(0.02)	(0.24)
Class F
11/30/2020	10.48	0.24	0.47	0.71	(0.28)	–	(0.28)
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
11/30/2018	10.36	0.29	(0.46)	(0.17)	(0.33)	–	(0.33)
11/30/2017	10.29	0.23	0.15	0.38	(0.28)	(0.03)	(0.31)
11/30/2016	10.29	0.24	0.08	0.32	(0.30)	(0.02)	(0.32)
Class F3
11/30/2020	10.49	0.27	0.45	0.72	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.36	0.31	(0.44)	(0.13)	(0.36)	–	(0.36)
4/4/2017 to 11/30/2017(c)	10.33	0.18	0.05	0.23	(0.20)	–	(0.20)
Class I
11/30/2020	10.50	0.26	0.46	0.72	(0.29)	–	(0.29)
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
11/30/2018	10.38	0.30	(0.45)	(0.15)	(0.35)	–	(0.35)
11/30/2017	10.31	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.31	0.25	0.08	0.33	(0.31)	(0.02)	(0.33)
Class P
11/30/2020	10.53	0.21	0.46	0.67	(0.24)	–	(0.24)
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.41	0.25	(0.45)	(0.20)	(0.30)	–	(0.30)
11/30/2017	10.34	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
11/30/2016	10.34	0.20	0.09	0.29	(0.27)	(0.02)	(0.29)

480	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$10.91	6.63	0.66	0.66	2.19	$1,416,776	538
10.49	9.62	0.68	0.68	2.68	1,275,715	736
9.86	(1.71)	0.68	0.72	2.74	1,150,292	643
10.36	3.65	0.68	0.80	2.11	1,269,964	472
10.29	3.02	0.68	0.81	2.19	1,341,883	443

10.90	5.98	1.29	1.29	1.59	85,200	538
10.48	8.95	1.30	1.30	2.08	118,447	736
9.85	(2.32)	1.30	1.35	2.10	123,735	643
10.35	2.99	1.32	1.43	1.47	170,287	472
10.28	2.36	1.33	1.46	1.55	210,158	443

10.91	6.84	0.56	0.56	2.29	1,013,091	538
10.48	9.62	0.58	0.58	2.78	960,498	736
9.86	(1.61)	0.58	0.62	2.83	822,274	643
10.36	3.74	0.58	0.69	2.18	901,918	472
10.29	3.12	0.58	0.71	2.26	851,069	443

10.91	6.95	0.36	0.36	2.49	774,625	538
10.49	9.83	0.38	0.38	2.98	664,783	736
9.87	(1.31)	0.37	0.40	3.05	632,109	643
10.36	2.22 (d)	0.35 (e)	0.48 (e)	2.58 (e)	581,363	472

10.93	6.98	0.43	0.47	2.44	414,220	538
10.50	9.76	0.44	0.48	2.93	405,218	736
9.88	(1.48)	0.45	0.52	2.97	376,595	643
10.38	3.85	0.48	0.60	2.31	380,442	472
10.31	3.23	0.48	0.61	2.40	299,530	443

10.96	6.45	0.91	0.91	1.94	659	538
10.53	9.21	0.93	0.93	2.45	528	736
9.91	(1.93)	0.93	0.97	2.49	555	643
10.41	3.38	0.93	1.05	1.85	650	472
10.34	2.76	0.93	1.06	1.94	983	443

See Notes to Financial Statements.	481

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R2
11/30/2020	$10.48	$0.19	$0.45	$0.64	$(0.22)	$–	$(0.22)
11/30/2019	9.86	0.24	0.65	0.89	(0.27)	–	(0.27)
11/30/2018	10.36	0.23	(0.45)	(0.22)	(0.28)	–	(0.28)
11/30/2017	10.29	0.18	0.15	0.33	(0.23)	(0.03)	(0.26)
11/30/2016	10.29	0.19	0.08	0.27	(0.25)	(0.02)	(0.27)
Class R3
11/30/2020	10.48	0.20	0.45	0.65	(0.23)	–	(0.23)
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.36	0.24	(0.45)	(0.21)	(0.29)	–	(0.29)
11/30/2017	10.29	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
11/30/2016	10.29	0.20	0.08	0.28	(0.26)	(0.02)	(0.28)
Class R4
11/30/2020	10.49	0.23	0.45	0.68	(0.26)	–	(0.26)
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
11/30/2018	10.36	0.27	(0.45)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.14	0.36	(0.26)	(0.03)	(0.29)
11/30/2016	10.29	0.21	0.10	0.31	(0.29)	(0.02)	(0.31)
Class R5
11/30/2020	10.49	0.26	0.45	0.71	(0.29)	–	(0.29)
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
11/30/2018	10.36	0.30	(0.46)	(0.16)	(0.34)	–	(0.34)
11/30/2017	10.29	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.30	0.24	0.08	0.32	(0.31)	(0.02)	(0.33)
Class R6
11/30/2020	10.49	0.27	0.46	0.73	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.37	0.31	(0.45)	(0.14)	(0.36)	–	(0.36)
11/30/2017	10.30	0.25	0.15	0.40	(0.30)	(0.03)	(0.33)
11/30/2016	10.30	0.26	0.09	0.35	(0.33)	(0.02)	(0.35)
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

482	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$10.90	6.21	1.06	1.06	1.81	$2,579	538
10.48	9.08	1.08	1.08	2.31	3,501	736
9.86	(2.10)	1.08	1.13	2.31	4,898	643
10.36	3.24	1.08	1.20	1.69	8,150	472
10.29	2.62	1.08	1.21	1.79	7,419	443

10.90	6.32	0.96	0.96	1.90	85,403	538
10.48	9.19	0.98	0.98	2.40	93,652	736
9.86	(2.00)	0.98	1.02	2.43	107,380	643
10.36	3.34	0.98	1.09	1.79	133,227	472
10.29	2.72	0.98	1.11	1.90	137,112	443

10.91	6.58	0.71	0.71	2.16	58,811	538
10.49	9.56	0.73	0.73	2.64	66,840	736
9.86	(1.76)	0.73	0.77	2.70	63,160	643
10.36	3.60	0.73	0.84	2.05	68,972	472
10.29	2.98	0.73	0.86	2.03	25,290	443

10.91	6.85	0.46	0.46	2.40	110,056	538
10.49	9.84	0.49	0.49	2.88	127,807	736
9.86	(1.51)	0.48	0.52	2.94	85,701	643
10.36	3.87	0.48	0.60	2.32	91,931	472
10.29	3.01	0.48	0.62	2.27	10,707	443

10.92	7.05	0.36	0.36	2.51	295,096	538
10.49	9.84	0.38	0.38	2.97	364,578	736
9.87	(1.40)	0.37	0.40	3.07	220,216	643
10.37	3.98	0.36	0.48	2.45	161,412	472
10.30	3.35	0.36	0.49	2.47	63,662	443

See Notes to Financial Statements.	483

Financial Highlights (continued)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
						Distributions to
						shareholders
		Investment Operations:				from:
							Net
	Net asset		Net				asset
	value,	Net	realized and		Total from	Net	value,
	beginning	investment	unrealized		investment	investment	end of
	of period	income(a)	gain (loss)		operations	income	period
Class A
11/30/2020	$10.03	$0.11	$0.01	(h)	$0.12	$(0.11)	$10.04
11/30/2019	10.00	0.24	0.03		0.27	(0.24)	10.03
11/30/2018	10.01	0.21	(0.02)		0.19	(0.20)	10.00
11/30/2017	10.00	0.13	–		0.13	(0.12)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01		0.02	(0.02)	10.00
Class A1
11/30/2020	10.03	0.07	0.04	(h)	0.11	(0.10)	10.04
7/31/2019 to 11/30/2019(f)	10.02	0.05	0.03		0.08	(0.07)	10.03
Class F
11/30/2020	10.03	0.11	0.02	(h)	0.13	(0.12)	10.04
11/30/2019	10.00	0.25	0.03		0.28	(0.25)	10.03
11/30/2018	10.01	0.22	(0.02)		0.20	(0.21)	10.00
11/30/2017	10.00	0.13	–		0.13	(0.12)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01		0.02	(0.02)	10.00
Class F3
11/30/2020	10.03	0.11	0.03	(h)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03		0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)		0.21	(0.22)	10.00
4/4/2017 to 11/30/2017(g)	10.01	0.10	–		0.10	(0.10)	10.01
Class I
11/30/2020	10.03	0.13	0.01	(h)	0.14	(0.13)	10.04
11/30/2019	9.99	0.26	0.04		0.30	(0.26)	10.03
11/30/2018	10.01	0.23	(0.03)		0.20	(0.22)	9.99
11/30/2017	10.00	0.15	–		0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01		0.02	(0.02)	10.00
Class R5
11/30/2020	10.03	0.13	0.01	(h)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03		0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)		0.21	(0.22)	10.00
11/30/2017	10.00	0.14	0.01		0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01		0.02	(0.02)	10.00

484	See Notes to Financial Statements.

		Ratios to Average Net Assets:					Supplemental Data:
		Total
		expenses
		after
		waivers					Net
		and/or			Net		assets,	Portfolio
Total		reimburse-	Total		investment		end of	turnover
return(b)		ments	expenses		income		period	rate
(%)		(%)	(%)		(%)		(000)	(%)

1.25		0.42	0.45		1.14		$12,300,460	93
2.87		0.41	0.48		2.39		11,938,003	46
1.84		0.40	0.49		2.11		6,688,131	23
1.30		0.40	0.51		1.28		1,550,462	23
0.15	(d)	0.40 (e)	3.62	(e)	0.82	(e)	5,297	2

1.15		0.52	0.54		0.74		19,403	93
0.79	(d)	0.48 (e)	0.55	(e)	1.56	(e)	2,860	46

1.30		0.37	0.40		1.15		7,109,132	93
2.82		0.36	0.43		2.47		6,539,665	46
1.98		0.35	0.44		2.18		4,603,442	23
1.34		0.35	0.44		1.32		552,335	23
0.16	(d)	0.35 (e)	3.57	(e)	0.86	(e)	250	2

1.45		0.25	0.26		1.13		804,537	93
2.97		0.22	0.29		2.62		282,582	46
2.13		0.22	0.30		2.27		271,727	23
0.96	(d)	0.21 (e)	0.34	(e)	1.50	(e)	50,096	23

1.40		0.27	0.30		1.35		1,258,215	93
3.03		0.26	0.33		2.56		1,803,798	46
1.99		0.25	0.35		2.32		1,291,802	23
1.46		0.25	0.39		1.45		115,193	23
0.17	(d)	0.25 (e)	3.47	(e)	0.96	(e)	4,631	2

1.41		0.27	0.30		1.31		784	93
2.94		0.26	0.33		2.63		1,369	46
2.11		0.25	0.35		2.29		1,716	23
1.48		0.25	0.53		1.35		292	23
0.17	(d)	0.25 (e)	3.47	(e)	0.96	(e)	250	2

See Notes to Financial Statements.	485

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment Operations:			from:
						Net
	Net asset		Net			asset
	value,	Net	realized and	Total from	Net	value,
	beginning	investment	unrealized	investment	investment	end of
	of period	income(a)	gain (loss)	operations	income	period
Class R6
11/30/2020	$10.03	$0.12	$0.02 (h)	$0.14	$(0.13)	$10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.24	(0.03)	0.21	(0.22)	10.00
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other Classes assumes the reinvestment of all distributions.
(c)	Commenced on October 12, 2016.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on July 31, 2019.
(g)	Commenced on April 4, 2017.
(h)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund‘s shares in relation to fluctuating market values of the Fund‘s portfolio.

486	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
	Total
	expenses
	after
	waivers			Net
	and/or		Net	assets,	Portfolio
Total	reimburse-	Total	investment	end of	turnover
return(b)	ments	expenses	income	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

1.45	0.25	0.26	1.17	$65,008	93
2.96	0.22	0.29	2.55	11,572	46
2.13	0.23	0.30	2.35	7,075	23
1.53	0.20	0.50	1.41	314	23
0.18 (d)	0.20 (e)	3.44 (e)	1.01 (e)	250	2

See Notes to Financial Statements.	487

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds as of November 30, 2020. This report covers the following twelve funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at November 30, 2020:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, C, F, F3 I, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)	A ,C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, A1, F, F3, I, R5, and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Corporate Bond Fund’s investment objective is to seek current income. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Each of Short Duration Core Bond Fund’s and Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and A1 shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class A1 shares purchased without a sales charge and redeemed before the first day of the month in which the eighteenth month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase.

Notes to Financial Statements (continued)

Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that each Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models

Notes to Financial Statements (continued)

and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2017 through November 30, 2020. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, A1, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under

Notes to Financial Statements (continued)

“Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls-Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended November 30, 2020, the average interest rate paid, the amount of interest paid and the average principal amount for the days borrowed in the period were as follows:

Fund	Interest Rate	Interest Expense	Average Amount Borrowed
High Yield Fund	5.00%	$10,091	$4,026,370

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan

Notes to Financial Statements (continued)

investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2020, the following Funds had unfunded loan commitments:

Floating Rate Fund
Borrower	Principal Amount	Market Value	Unrealized Appreciation/ Cost Depreciation
EyeCare Partners, LLC 2020 Delayed Draw Term Loan	$3,817,949	$3,670,691	$3,817,949	$(147,258)
MED ParentCo LP 1st Lien Delayed Draw Term Loan	1,755,040	1,691,973	1,740,543	(48,570)
Montreign Operating Company Bridge Term Loan	4,222,284	4,120,231	4,093,527	26,704
Pathway Vet Alliance LLC Delayed Draw Term Loan	909,879	900,020	888,492	11,528
Achilles Acquisition LLC (Onedigital Borrower LLC 2020 Delayed Draw Term Loan)	2,289,664	2,282,520	2,280,097	2,423
Service Logic Acquisition, Inc Delayed Draw Term Loan	2,187,757	2,190,492	2,165,879	24,613
Southern Veterinary Partners, LLC Delayed Draw Term Loan	1,641,660	1,633,451	1,641,660	(8,209)
Spectacle Gary Holdings LLC Delayed Draw Term Loan	722,377	705,900	704,048	1,852
Total	17,546,610	17,195,278	17,332,195	(136,917)
High Yield Fund
Borrower	Principal Amount	Market Value	Unrealized Appreciation/ Cost Depreciation
Montreign Operating Company Bridge Term Loan	$2,421,407	$2,362,882	$2,347,567	$15,315
Pathway Vet Alliance LLC Delayed Draw Term Loan	524,031	518,353	511,714	6,639
Total	2,945,438	2,881,235	2,859,281	21,954

(p)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional

Notes to Financial Statements (continued)

amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swaps in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swaps in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(q)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Notes to Financial Statements (continued)

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty (or in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(t)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting

Notes to Financial Statements (continued)

entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	First $3 billion	.38%
Next $1 billion	.60%	Next $7 billion	.35%
Over $2 billion	.57%	Over $10 billion	.34%

Core Fixed Income Fund		Inflation Focused Fund
First $1 billion	.24%	First $2 billion	.30%
Next $1 billion	.21%	Next $3 billion	.28%
Over $2 billion	.20%	Over $5 billion	.26%

Core Plus Bond Fund		Short Duration Core Bond Fund
First $4 billion	.28%	First $1 billion	.30%
Next $11 billion	.26%	Next $1 billion	.25%
Over $15 billion	.25%	Over $2 billion	.20%

Corporate Bond Fund		Short Duration Income Fund
First $2 billion	.40%	First $1 billion	.35%
Over $2 billion	.35%	Next $1 billion	.30%
		Over $2 billion	.25%

Floating Rate Fund		Total Return Fund
First $1 billion	.50%	First $4 billion	.28%
Over $1 billion	.45%	Next $11 billion	.26%
		Over $15 billion	.25%

Notes to Financial Statements (continued)

High Yield Fund		Ultra Short Bond Fund	.17%*
First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%

*	Prior to April 1, 2020, the management fee for the Ultra Short Bond Fund was .20%.

For the fiscal year ended November 30, 2020, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Convertible Fund	.69%
Core Fixed Income Fund	.23%
Core Plus Bond Fund	.17%
Corporate Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.52%
Income Fund	.38%
Inflation Focused Fund	.30%
Short Duration Core Bond Fund	.00%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.17%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended November 30, 2020:

Fund	Fund Administration Fee
Convertible Fund	13,630
Core Fixed Income Fund	27,514
Core Plus Bond Fund	17,988
Corporate Bond Fund	5,530
Floating Rate Fund	97,672
High Yield Fund	104,897
Income Fund	56,394
Inflation Focused Fund	50,372
Short Duration Core Bond Fund	7,649
Short Duration Income Fund	499,308
Total Return Fund	77,989
Ultra Short Bond Fund	181,355

For the fiscal year ended November 30, 2020 and continuing through March 31, 2021, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, to the following annual rates:

Notes to Financial Statements (continued)

	Effective April 1, 2020			Prior to Apri1 1, 2020
	Classes*			Classes*
	A, C, F, I, P, R2, R3, R4 and R5	A1	F3 and R6	A, A1, C, F, I, P, R2, R3, R4 and R5	F3 and R6
Core Plus Bond Fund	.48%	–	.39%	.48%	.46%
Corporate Bond Fund	.48%	–	.45%	.48%	.43%
Short Duration Core Bond Fund	.40%	–	.34%	.40%	.38%
Ultra Short Bond Fund	–	.27%	–	.27%	.22%

*	If applicable

For the fiscal year ended November 30, 2020 and continuing through March 31, 2021, Lord Abbett has contractually agreed to waive Core Fixed Income Fund’s and Total Return Fund’s Class I shareholder servicing expenses at an annual rate of 0.04% of the Fund’s average daily net assets.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, A1, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class A1		Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%		25%	(4)	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	(3)	–		.75%	.10%	.20%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	Distribution fees not applicable to Ultra Short Bond Fund.
(4)	Class A1 is only for Ultra Short Bond Fund.

Class F3, I, R5, and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2020:

	Distributor Commissions	Dealers’ Concessions
Convertible Fund	$45,168	$301,914
Core Fixed Income Fund	126,343	745,226
Core Plus Bond Fund	24,678	149,451
Corporate Bond Fund	1,535	9,215
Floating Rate Fund	77,757	484,316
High Yield Fund	83,902	537,325
Income Fund	210,969	1,237,186
Inflation Focused Fund	3,777	21,427
Short Duration Core Bond Fund	8,200	39,219

Notes to Financial Statements (continued)

	Distributor Commissions	Dealers’ Concessions
Short Duration Income Fund	$1,169,331	$7,553,375
Total Return Fund	188,692	1,155,519
Ultra Short Bond Fund	–	18,396

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2020:

	Class A	Class A1	Class C
Convertible Fund	$5,387	$–	$2,847
Core Fixed Income Fund	21,790	–	8,895
Core Plus Bond Fund	5,004	–	1,819
Corporate Bond Fund	–	–	199
Floating Rate Fund	214,774	–	103,389
High Yield Fund	59,500	–	44,694
Income Fund	44,131	–	25,804
Inflation Focused Fund	356	–	1,356
Short Duration Core Bond Fund	853	–	18,006
Short Duration Income Fund	3,126,236	–	1,205,939
Total Return Fund	28,516	–	16,209
Ultra Short Bond Fund	–	205,082	–

Other Related Parties

As of November 30, 2020, the percentages of Convertible Fund’s, Core Fixed Income Fund’s, Floating Rate Fund’s, High Yield Fund’s and Inflation Focused Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

	Underlying Funds
Fund of Funds	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund	High Yield Fund	Inflation Focused Fund
Lord Abbett Multi-Asset Balanced
Opportunity Fund	7.24%	3.54%	0.85%	4.29%	10.61%
Lord Abbett Multi-Asset Income Fund	2.71%	7.36%	0.41%	2.23%	9.59%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis

Notes to Financial Statements (continued)

treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2020 and 2019 was as follows:

	Convertible Fund		Core Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$31,447,133	$33,166,231	$37,486,107	$33,915,312
Net long-term capital gains	24,951,538	24,740,215	–	–
Total distributions paid	$56,398,671	$57,906,446	$37,486,107	$33,915,312
	Core Plus Bond Fund		Corporate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$9,591,221	$2,331,229	$335,254	$268,394
Net long-term capital gains	327,367	–	–	–
Total distributions paid	$9,918,588	$2,331,229	$335,254	$268,394
	Floating Rate Fund		High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$284,083,080	$645,093,634	$406,418,993	$387,405,626
Tax return of capital	50,837,579	–	–	–
Total distributions paid	$334,920,659	$645,093,634	$406,418,993	$387,405,626
	Income Fund		Inflation Focused Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$102,084,536	$94,124,145	$30,350,040	$50,177,970
Total distributions paid	$102,084,536	$94,124,145	$30,350,040	$50,177,970
	Short Duration Core Bond Fund		Short Duration Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$1,722,835	$702,810	$1,633,205,535	$1,776,900,094
Total distributions paid	$1,722,835	$702,810	$1,633,205,535	$1,776,900,094
	Total Return Fund		Ultra Short Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2020	11/30/2019	11/30/2020	11/30/2019
Distributions paid from:
Ordinary income	$107,993,885	$118,748,175	$239,917,875	$413,980,782
Net long-term capital gains	–	–	–	1,105,427
Total distributions paid	$107,993,885	$118,748,175	$239,917,875	$415,086,209

Subsequent to the Funds’ fiscal year ended November 30, 2020, distributions were paid on December 18, 2020 to shareholders of record on December 17, 2020. The approximate amounts were as follows:

Notes to Financial Statements (continued)

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Convertible Fund	$4,999,000	$142,588,000	$48,442,000
Core Fixed Income Fund	–	49,025,000	16,061,000
Core Plus Bond Fund	–	1,766,000	1,437,000
Corporate Bond Fund	–	121,000	62,000
Total Return Fund	–	39,557,000	49,202,000

As of November 30, 2020, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible Fund	Core Fixed Income Fund
Undistributed ordinary income – net	$149,717,865	$50,187,972
Undistributed long-term capital gains	48,437,397	16,060,928
Total undistributed earnings	198,155,262	66,248,900
Capital loss carryforwards*	–	–
Temporary differences	(98,131)	(167,872)
Unrealized gains (losses) – net	310,735,015	38,782,963
Total accumulated gains (losses)	$508,792,146	$104,863,991
	Core Plus	Corporate
	Bond Fund	Bond Fund
Undistributed ordinary income – net	$1,721,511	$125,588
Undistributed long-term capital gains	1,436,842	61,114
Total undistributed earnings	3,158,353	186,702
Capital loss carryforwards*	–	–
Temporary differences	(8,546)	(516)
Unrealized gains (losses) – net	3,662,234	464,850
Total accumulated gains (losses)	$6,812,041	$651,036
	Floating	High
	Rate Fund	Yield Fund
Capital loss carryforwards*	$(1,526,610,719)	$(412,655,732)
Temporary differences	(20,599,168)	(24,373,872)
Unrealized gains (losses) – net	(90,791,847)	419,209,216
Total accumulated gains (losses)	$(1,638,001,734)	$(17,820,388)
		Inflation
	Income Fund	Focused Fund
Capital loss carryforwards*	$(22,292,689)	$(114,679,316)
Temporary differences	(6,411,768)	(550,316)
Unrealized gains (losses) – net	132,876,166	(199,528,524)
Total accumulated gains (losses)	$104,171,709	$(314,758,156)
	Short Duration	Short Duration
	Core Bond Fund	Income Fund
Undistributed ordinary income – net	$8,367	$–
Total undistributed earnings	8,367	–
Capital loss carryforwards*	(118,028)	(2,702,450,408)
Temporary differences	(2,272)	(23,869,236)
Unrealized gains (losses) – net	239,180	(871,929,799)
Total accumulated gains (losses)	$127,247	$(3,598,249,443)

Notes to Financial Statements (continued)

	Total Return Fund	Ultra Short Bond Fund
Undistributed ordinary income – net	$32,565,852	$6,771,353
Undistributed long-term capital gains	49,201,525	–
Total undistributed earnings	81,767,377	6,771,353
Capital loss carryforwards*	–	(48,320,796)
Temporary differences	(389,818)	(911,309)
Unrealized gains (losses) – net	78,421,258	43,629,333
Total accumulated gains (losses)	$159,798,817	$1,168,581

*	The capital losses will carry forward indefinitely.

As of November 30, 2020, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Convertible	Core Fixed
	Fund	Income Fund
Tax cost	$1,057,161,373	$2,490,101,617
Gross unrealized gain	315,713,935	47,218,005
Gross unrealized loss	(4,992,915)	(8,434,886)
Net unrealized security gain/(loss)	$310,721,020	$38,783,119
	Core Plus	Corporate
	Bond Fund	Bond Fund
Tax cost	$319,835,094	$10,401,558
Gross unrealized gain	6,027,493	482,319
Gross unrealized loss	(2,365,442)	(17,469)
Net unrealized security gain/(loss)	$3,662,051	$464,850
	Floating	High
	Rate Fund	Yield Fund
Tax cost	$5,852,644,026	$7,828,367,262
Gross unrealized gain	120,417,396	549,269,154
Gross unrealized loss	(210,982,974)	(130,179,942)
Net unrealized security gain/(loss)	$(90,565,578)	$419,089,212
		Inflation
	Income Fund	Focused Fund
Tax cost	$2,748,190,953	$668,404,548
Gross unrealized gain	163,440,285	38,506,235
Gross unrealized loss	(30,573,933)	(238,034,830)
Net unrealized security gain/(loss)	$132,866,352	$(199,528,595)
	Short Duration	Short Duration
	Core Bond Fund	Income Fund
Tax cost	$136,245,906	$56,660,027,940
Gross unrealized gain	541,682	–
Gross unrealized loss	(302,546)	(871,933,810)
Net unrealized security gain/(loss)	$239,136	$(871,933,810)
		Ultra Short
	Total Return	Bond Fund
Tax cost	$5,093,305,810	$21,680,332,564
Gross unrealized gain	114,219,066	47,679,846
Gross unrealized loss	(35,799,388)	(4,050,513)
Net unrealized security gain/(loss)	$78,419,678	$43,629,333

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of certain securities, certain distributions, amortization of premium, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable earnings (loss)	Paid-in Capital
High Yield Fund	$97,306	$(97,306)
Total Return Fund	(87,990)	87,990

The permanent differences are primarily attributable to the tax treatment of certain distributions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2020 were as follows:

	U.S. Government Purchases	Non-US Government Purchases	U.S. Government Sales	Non-US Government Sales
Convertible Fund	$–	$1,379,680,328	$–	$1,190,724,326
Core Fixed Income Fund	11,730,896,662	1,152,145,274	11,509,352,191	642,522,066
Core Plus Bond Fund	1,031,990,270	254,953,438	1,057,674,308	147,013,366
Corporate Bond Fund	2,437,487	11,635,141	2,349,560	9,011,209
Floating Rate Fund	–	6,294,559,705	–	9,180,936,566
High Yield Fund	–	10,112,071,857	–	9,136,576,700
Income Fund	1,304,897,916	1,813,243,322	1,288,957,300	1,642,642,830
Inflation Focused Fund	416,831,741	294,239,168	430,850,735	754,036,860
Short Duration Core Bond Fund	239,770,955	80,887,121	218,291,687	32,367,084
Short Duration Income Fund	22,769,290,622	30,407,151,742	22,336,577,308	30,498,285,742
Total Return Fund	21,282,707,918	2,712,489,824	21,869,883,953	2,006,858,463
Ultra Short Bond Fund	2,305,003,888	11,555,481,053	1,838,943,867	10,631,457,247

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2020, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss )
Core Fixed Income	$10,998,110	$1,700,657	$24,153
Core Plus Bond	1,971,106	272,842	4,198
Floating Rate Fund	30,863	42,471,804	(3,673,122)
High Yield Fund	19,394,765	313,524,751	21,350,998
Income Fund	11,881,013	7,830,032	(5,911)
Inflation Focused Fund	7,107,475	11,341,505	(30,896)
Short Duration Core Bond Fund	–	20,717	395
Short Duration Income Fund	608,102,796	115,759,854	(351,707)
Ultra Short Bond	66,589,358	2,612,500	(136,050)

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Corporate Bond Fund and Ultra Short Bond Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2020 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund except for Convertible Fund and Ultra Short Bond Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2020 (as described in note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2020 (as described in note 2(p)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Core Fixed Income Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund entered into credit default swaps for the fiscal year ended November 30, 2020 (as described in note 2(q)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (continued)

Floating Rate Fund entered into total return swaps on indexes for the fiscal year ended November 30, 2020 (as described in note 2(s)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Floating Rate Fund and Inflation Focused Fund entered into interest rate swaps for the fiscal year ended November 30, 2020 (as described in note 2(r)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

As of November 30, 2020, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Convertible Fund
		Foreign
		Currency
Asset Derivatives		Contracts
Forward Foreign Currency Exchange Contracts(1)		$508,756

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$893,110

		Core Fixed Income Fund
	Interest	Foreign
	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Futures Contracts(3)	$615,728	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$103,796
Forward Foreign Currency Exchange Contracts(2)	–	$123,919	–
Futures Contracts(3)	$113,628	–	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Futures Contracts(3)	$91,623	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$14,715
Forward Foreign Currency Exchange Contracts(2)	–	$26,561	–
Futures Contracts(3)	$19,926	–	–

	Corporate Bond Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(3)		$4,755

Liability Derivatives
Futures Contracts(3)		$3,963

		Floating Rate Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(4)	–	$253,029	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$210,325
Total Return Swap Contracts(5)	$1,293,089	–	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(4)	–	$453,453	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$809,298
Futures Contracts(3)	–	$152,200	–

	High Yield Fund

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$341,152	–
Futures Contracts(3)	$1,796,682	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$313,092
Credit Default Swap Contracts(6)	–	–	$12,960,440
Forward Foreign Currency Exchange Contracts(2)	–	$2,159,922	–
Futures Contracts(3)	$1,568,700	–	–

Notes to Financial Statements (continued)

		Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$4,783,138
Forward Foreign Currency Exchange Contracts(1)	–	$6,833	–
Futures Contracts(3)	$588,439	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$149,317	–
Futures Contracts(3)	$172,952	–	–

			Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$195,851	–
Centrally Cleared Interest Rate Contracts(4)	$1,261,772	–	–	–
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$13,653,125
CPI Swap Contracts(7)	–	–	–	$9,829,703
Forward Foreign Currency Exchange Contracts(1)	–	$12,073	–	–
Futures Contracts(3)	$287,635	–	–	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$52,172,342
Centrally Cleared Interest Rate Contracts(4)	$488,250	–	–	–
CPI Swap Contracts(8)	–	–	–	$126,060,636
Forward Foreign Currency Exchange Contracts(2)	–	$15,348	–	–
Futures Contracts(3)	$10,783	–	–	–

	Short Duration Core Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Futures Contracts(3)	$843	–	–

Liability Derivatives
Credit Default Swap Contracts(6)	–	–	$107,106
Forward Foreign Currency Exchange Contracts(2)	–	$1,638	–
Futures Contracts(3)	$4,822	–	–

Notes to Financial Statements (continued)

	Short Duration Income Fund
	Interest	Foreign
	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$21,684,515
Futures Contracts(3)	$4,432,930	–	–

Liability Derivatives
Credit Default Swap Contracts(6)	–	–	$18,272,721
Forward Foreign Currency Exchange Contracts(2)	–	$1,236,275	–
Futures Contracts(3)	$1,699,220	–	–

	Total Return Fund
	Interest	Foreign
	Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Futures Contracts(3)	$2,267,326	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$591,880
Forward Foreign Currency Exchange Contracts(2)	–	$437,663	–
Futures Contracts(3)	$570,972	–	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(5)	Statements of Assets and Liabilities location: Total return swap, at fair value.
(6)	Statements of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(7)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended November 30, 2020 were as follows:

		Convertible Fund
			Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)			$(704,189)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)			$(489,734)
Average Number of Contracts/Notional Amount*
Forward Foreign Currency Exchange Contracts(3)			$35,587,632

		Core Fixed Income Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$1,465,120
Forward Foreign Currency Exchange Contracts(1)	–	$(269,958)	–
Futures Contracts(5)	$11,423,643	–	–
Interest Rate Swap Contracts(4)	$1,211,726	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(103,796)
Forward Foreign Currency Exchange Contracts(2)	–	$(774,321)	–
Futures Contracts(7)	$818,119	–	–
Interest Rate Swap Contracts(6)	$(1,151,654)	–	–
Average Number of Contracts/Notional Amounts*
Centrally Cleared Credit Default Swaps(8)	–	–	13,732,219
Forward Foreign Currency Exchange Contracts(3)	–	$25,394,101	–
Futures Contracts(8)	1,138	–	–
Interest Rate Swap Contracts(8)	32,633,672	–	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(387,422)
Forward Foreign Currency Exchange Contracts(1)	–	$287,074	–
Futures Contracts(5)	$1,852,698	–	–
Interest Rate Swap Contracts(4)	$22,582	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(40,710)
Forward Foreign Currency Exchange Contracts(2)	–	$(464,705)	–
Futures Contracts(7)	$97,264	–	–
Interest Rate Swap Contracts(6)	$(23,361)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(8)	–	–	5,045,447
Forward Foreign Currency Exchange Contracts(3)	–	$5,991,743	–
Futures Contracts(8)	184	–	–
Interest Rate Swap Contracts(8)	423,250	–	–

		Corporate Bond Fund

			Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)			$10,543
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(7)			$(1,522)
Average Number of Contracts/Notional Amounts
Futures Contracts(8)			31

Notes to Financial Statements (continued)

	Floating Rate Fund
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	–	$(2,278,335)
Forward Foreign Currency Exchange Contracts(1)	–	$(2,173,953)	–	–
Futures Contracts(5)	$(11,112,360)	–	–	–
Interest Rate Swap Contracts(4)	$(1,895,325)	–	–	–
Total Return Swap˜ Contracts(4)	–	–	$(70,921,310)	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	–	$(901,000)	–	–
Futures Contracts(7)	$(360,795)	–	–	–
Interest Rate Swap Contracts(6)	$(200,424)	–	–	–
Total Return Swap Contracts(6)	–	–	$(59,713)	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap(8)	–	–	–	47,314,783
Forward Foreign Currency Exchange Contracts(3)	–	$101,492,255	–	–
Futures Contracts(8)	2,093	–	–	–
Interest Rate Swap Contracts(8)	140,881,483	–	–	–
Total Return Swap Contracts(8)	–	–	1,231,687	–

Notes to Financial Statements (continued)

		High Yield Fund
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	–	$(25,129,279)
Forward Foreign Currency Exchange Contracts(1)	–	$(15,845,451)	–	–
Futures Contracts(5)	$1,030,808	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	–	$1,167,046
Forward Foreign Currency Exchange Contracts(2)	–	$413,072	–	–
Futures Contracts(7)	$(1,737,688)	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(8)	–	–	–	185,309,891
Forward Foreign Currency Exchange Contracts(3)	–	$278,338,186	–	–
Futures Contracts(8)	14,722	–	–	–

	Income Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(8,319,169)
Forward Foreign Currency Exchange Contracts(1)	–	$(722,131)	–
Futures Contracts(5)	$20,371,818	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$5,288,906
Forward Foreign Currency Exchange Contracts(2)	–	$(1,177,538)	–
Futures Contracts(7)	$673,215	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap(8)	–	–	44,795,444
Forward Foreign Currency Exchange Contracts(3)	–	$27,052,560	–
Futures Contracts(8)	4,335	–	–

Notes to Financial Statements (continued)

	Inflation Focused Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$(18,721,816)	–	–
Credit Default Swap Contracts(4)	–	–	$(178,897)
Forward Foreign Currency Exchange Contracts(1)	–	$4,919	–
Futures Contracts(5)	$12,766,304	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(6)	$6,457,515	–	–
Credit Default Swap Contracts(6)	–	–	$195,851
Forward Foreign Currency Exchange Contracts(2)	–	$(6,726)	–
Futures Contracts(7)	$694,426	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	4,405,291,120	–	–
Credit Default Swaps(8)	–	–	1,924,518
Forward Foreign Currency Exchange Contracts(3)	–	$1,209,118	–
Futures Contracts(8)	1,870	–	–

	Short Duration Core Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$24,182
Forward Foreign Currency Exchange Contracts(1)	–	$76	–
Futures Contracts(5)	$(169,303)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(122,109)
Forward Foreign Currency Exchange Contracts(2)	–	$(1,677)	–
Futures Contracts(7)	$(6,309)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(8)	–	–	921,846
Forward Foreign Currency Exchange Contracts(3)	–	$113,410	–
Futures Contracts(8)	27	–	–

Notes to Financial Statements (continued)

	Short Duration Income Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(33,790,005)
Forward Foreign Currency Exchange Contracts(1)	–	$83,044	–
Futures Contracts(5)	$161,358,045	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(157,028)
Forward Foreign Currency Exchange Contracts(2)	–	$(1,353,435)	–
Futures Contracts(7)	$2,305,701	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(8)	–	–	394,585,828
Forward Foreign Currency Exchange Contracts(3)	–	$60,019,384	–
Futures Contracts(8)	61,758	–	–

	Total Return Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$118,554
Forward Foreign Currency Exchange Contracts(1)	–	$7,963,945	–
Futures Contracts(5)	$19,803,177	–	–
Interest Rate Swap Contracts(4)	$1,910,833	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(591,880)
Forward Foreign Currency Exchange Contracts(2)	–	$(11,441,010)	–
Futures Contracts(7)	$2,727,879	–	–
Interest Rate Swap Contracts(6)	$(1,874,755)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(8)	–	–	66,789,368
Forward Foreign Currency Exchange Contracts(3)	–	$123,863,702	–
Futures Contracts(8)	4,194	–	–
Interest Rate Swap Contracts(8)	77,445,282	–	–

Notes to Financial Statements (continued)

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2020.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$508,756	$–	$508,756
Repurchase Agreement	49,236,635	–	49,236,635
Total	$49,745,391	$–	$49,745,391

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$49,236,635	$–	$–	$(49,236,635)	$–
Goldman Sachs	40,390	(19,988)	–	–	20,402
State Street Bank and Trust	468,366	(468,366)	–	–	–
Total	$49,745,391	$(488,354)	$–	$(49,236,635)	$20,402

Notes to Financial Statements (continued)

			Convertible Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$893,110	$–	$893,110
Total	$893,110	$–	$893,110

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$132,682	$–	$–	$–	$132,682
Goldman Sachs	19,988	(19,988)	–	–	–
Morgan Stanley	21,363	–	–	–	21,363
State Street Bank and Trust	719,077	(468,366)	–	–	250,711
Total	$893,110	$(488,354)	$–	$–	$404,756

			Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$111,878,116	$–	$111,878,116
Total	$111,878,116	$–	$111,878,116

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$40,878,116	$–	$–	$(40,878,116)	$–
Toronto Dominion Grand Cayman	71,000,000	–	–	(71,000,000)	–
Total	$111,878,116	$–	$–	$(111,878,116)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$123,919	$–	$123,919
Total	$123,919	$–	$123,919

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$123,919	$–	$(100,000)	$–	$23,919
Total	$123,919	$–	$(100,000)	$–	$23,919

Notes to Financial Statements (continued)

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$10,418,273	$–	$10,418,273
Total	$10,418,273	$–	$10,418,273

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$10,418,273	$–	$–	$(10,418,273)	$–
Total	$10,418,273	$–	$–	$(10,418,273)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$26,561	$–	$26,561
Total	$26,561	$–	$26,561

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$6,431	$–	$–	$–	$6,431
Credit Agricole	778	–	–	–	778
Morgan Stanley	1,649	–	(1,649)	–	–
State Street Bank and Trust	17,703	–	–	–	17,703
Total	$26,561	$–	$(1,649)	$–	$24,912

			Corporate Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$242,755	$–	$242,755
Total	$242,755	$–	$242,755

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$242,755	$–	$–	$(242,755)	$–
Total	$242,755	$–	$–	$(242,755)	$–

Notes to Financial Statements (continued)

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$210,325	$–	$210,325
Total Return Swap Contracts	1,293,089	–	1,293,089
Repurchase Agreement	274,867,772	–	274,867,772
Total	$276,371,186	$–	$276,371,186

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$131,625	$(131,625)	$–	$–	$–
Barclays Bank plc	998,065	–	–	(659,000)	339,065
Fixed Income Clearing Corp.	274,867,772	–	–	(274,867,772)	–
J.P. Morgan	149,569	–	–	–	149,569
Morgan Stanley	145,455	(30,742)	–	–	114,713
State Street Bank and Trust	78,700	(78,700)	–	–	–
Total	$276,371,186	$(241,067)	$–	$(275,526,772)	$603,347

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$809,298	$–	$809,298
Total	$809,298	$–	$809,298

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$268,611	$(131,625)	$–	$–	$136,986
Credit Agricole	292,605	–	(292,605)	–	–
Morgan Stanley	30,742	(30,742)	–	–	–
State Street Bank and Trust	122,957	(78,700)	–	–	44,257
Toronto Dominion Bank	94,383	–	–	–	94,383
Total	$809,298	$(241,067)	$(292,605)	$–	$275,626

Notes to Financial Statements (continued)

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$341,152	$–	$341,152
Repurchase Agreement	31,384,933	–	31,384,933
Total	$31,726,085	$–	$31,726,085

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$74,612	$(67,825)	$–	$–	$6,787
Fixed Income Clearing Corp.	31,384,933	–	–	(31,384,933)	–
Morgan Stanley	63,918	(63,918)	–	–	–
State Street Bank and Trust	109,189	(98,356)	(10,833)	–	–
Toronto Dominion Bank	93,433	(93,433)	–	–	–
Total	$31,726,085	$(323,532)	$(10,833)	$(31,384,933)	$6,787

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Credit Default Swap Contracts	$12,960,440	$–	$12,960,440
Forward Foreign Currency Exchange Contracts	2,159,922	–	2,159,922
Total	$15,120,362	$–	$15,120,362

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$67,825	$(67,825)	$–	$–	$–
BNP Paribas S.A.	60,074	–	–	–	60,074
Citibank	2,552,394	–	(2,552,394)	–	–
Credit Agricole	1,279,494	–	(1,279,494)	–	–
Goldman Sachs	936,030	–	(936,030)	–	–
J.P. Morgan	84,229	–	–	–	84,229
Merrill Lynch	1,617,658	–	(1,617,658)	–	–
Morgan Stanley	8,243,616	(63,918)	(8,140,000)	–	39,698
State Street Bank and Trust	98,356	(98,356)	–	–	–
Toronto Dominion Bank	180,686	(93,433)	–	–	87,253
Total	$15,120,362	$(323,532)	$(14,525,576)	$–	$271,254

Notes to Financial Statements (continued)

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$6,833	$–	$6,833
Repurchase Agreement	86,882,840	–	86,882,840
Total	$86,889,673	$–	$86,889,673

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$86,882,840	$–	$–	$(86,882,840)	$–
State Street Bank and Trust	6,833	–	–	–	6,833
Total	$86,889,673	$–	$–	$(86,882,840)	$6,833

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$149,317	$–	$149,317
Total	$149,317	$–	$149,317

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$64,356	$–	$–	$–	$64,356
Credit Agricole	84,961	–	–	–	84,961
Total	$149,317	$–	$–	$–	$149,317

			Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swap Contracts	$9,829,703	$–	$9,829,703
Forward Foreign Currency Exchange Contracts	12,073	–	12,073
Repurchase Agreement	42,807,004	–	42,807,004
Total	$52,648,780	$–	$52,648,780

Notes to Financial Statements (continued)

			Inflation Focused Fund
	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$3,904,468	$(3,904,468)	$–	$–	$–
Barclays Bank plc	1,774,366	(1,774,366)	–	–	–
Deutsche Bank	361,111	(361,111)	–	–	–
Goldman Sachs	3,801,831	(3,801,831)	–	–	–
Fixed Income Clearing Corp.	42,807,004	–	–	(42,807,004)	–
Total	$52,648,780	$(9,841,776)	$–	$(42,807,004)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swap Contracts	$126,060,636	$–	$126,060,636
Forward Foreign Currency Exchange Contracts	15,348	–	15,348
Total	$126,075,984	$–	$126,075,984

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$19,670,478	$(3,904,468)	$(15,766,010)	$–	$–
Barclays Bank plc	16,565,392	(1,774,366)	(14,791,026)	–	–
Credit Suisse	5,971,329	–	(5,971,329)	–	–
Deutsche Bank	33,805,359	(361,111)	(33,444,248)	–	–
Goldman Sachs	25,607,102	(3,801,831)	(21,805,271)	–	–
J.P. Morgan	14,372,231	–	(14,372,231)	–
Merrill Lynch International Bank	945,431	–	(945,431)	–
Morgan Stanley	15,348	–	–	–	15,348
Wells Fargo	9,123,314	–	(9,123,314)	–	–
Total	$126,075,984	$(9,841,776)	$(116,218,860)	$–	$15,348

		Short Duration Core Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$8,251,997	$–	$8,251,997
Total	$8,251,997	$–	$8,251,997

Notes to Financial Statements (continued)

			Short Duration Core Bond Fund
	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$8,251,997	$–	$–	$(8,251,997)	$–
Total	$8,251,997	$–	$–	$(8,251,997)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$107,106	$–	$107,106
Forward Foreign Currency Exchange Contracts	1,638	–	1,638
Total	$108,744	$–	$108,744

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$108,744	$–	$–	$–	$108,744
Total	$108,744	$–	$–	$–	$108,744

		Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$896,092,934	$–	$896,092,934
Total	$896,092,934	$–	$896,092,934

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$896,092,934	$–	$–	$(896,092,934)	$–
Total	$896,092,934	$–	$–	$(896,092,934)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$18,272,721	$–	$18,272,721
Forward Foreign Currency Exchange Contracts	1,236,275	–	1,236,275
Total	$19,508,996	$–	$19,508,996

Notes to Financial Statements (continued)

		Short Duration Income Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$208,317	$–	$–	$–	$208,317
Citibank	937,063	–	(937,063)	–	–
Credit Suisse	2,811,188	–	(2,811,188)	–	–
Deutsche Bank	4,216,783	–	(4,216,783)	–	-
Morgan Stanley	10,849,160	–	(10,849,160)	–	–
State Street Bank and Trust	486,485	–	(486,485)	–	–
Total	$19,508,996	$–	$(19,300,679)	$–	$208,317

			Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$222,134,161	$–	$222,134,161
Total	$222,134,161	$–	$222,134,161

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$40,134,161	$–	$–	$(40,134,161)	$–
Toronto Dominion Grand Cayman	182,000,000	–	–	(182,000,000)	–
Total	$222,134,161	$–	$–	$(222,134,161)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$437,663	$–	$437,663
Total	$437,663	$–	$437,663

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$116,328	$–	$–	$–	$116,328
Credit Agricole	11,807	–	–	–	11,807
Morgan Stanley	43,987	–	(43,987)	–	–
State Street Bank and Trust	265,541	–	(265,541)	–	–
Total	$437,663	$–	$(309,528)	$–	$128,135

Notes to Financial Statements (continued)

			Ultra Short Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$39,184,873	$–	$39,184,873
Total	$39,184,873	$–	$39,184,873

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$39,184,873	$–	$–	$(39,184,873)	$–
Total	$39,184,873	$–	$–	$(39,184,873)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2020.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2020.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 5, 2020, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended November 30, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

The High Yield Fund utilized the Facility on multiple dates for the period February 28, 2020 through August 06, 2020 with an average borrowing amount of $57,844,176. The average interest rate during the period was 1.82% and total interest paid amounted to $163,300.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended November 30, 2020, the following Funds participated as lenders in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income*
Convertible Fund	$13,735,000	0.55%	$206
Core Fixed Income Fund	10,792,000	0.55%	162
Floating Rate Fund	25,643,506	0.55%	385
Income Fund	16,955,193	0.55%	255
Inflation Focused Fund	24,245,500	0.55%	364

*	Statements of Operations location: Interest earned from Interfund Lending.

During the year ended November 30, 2020, the following Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Expense*
High Yield Fund	$22,813,489	0.55%	$3,085

*	Statements of Operation location: Interest paid from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund, except for Inflation Focused Fund, have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash

Notes to Financial Statements (continued)

collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities Lending Income on the Statements of Operations.

The initial collateral received by the funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Funds’ agent; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30, 2020, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
High Yield Fund	$4,772,001	$5,003,539

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the LIBOR-based instruments in which the Funds invest cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a

Notes to Financial Statements (continued)

benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

Because the Ultra Short Bond Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies and/or sectors in which the Fund invests.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other in addition to the risks associated with investing in derivatives discussed above. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

The Funds are subject to the risks of investing in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels in addition to the risks associated with investing in derivatives discussed above.

Notes to Financial Statements (continued)

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

The Funds are subject to the risks of investing in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high- yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund are subject to the risks of investing in asset backed securities and mortgage-related securities, including those of such Government sponsored enterprises as Fannie Mae and Freddie Mac. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant

Notes to Financial Statements (continued)

disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Convertible Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,637,363	$109,295,101	3,380,102	$44,939,579
Converted from Class C*	493,755	8,073,778	287,550	3,900,648
Reinvestment of distributions	836,900	11,306,788	730,593	8,876,988
Shares reacquired	(3,941,324)	(61,200,100)	(4,385,388)	(57,902,914)
Increase (decrease)	4,026,694	$67,475,567	12,857	$(185,699)

Class C Shares
Shares sold	1,360,311	$22,258,038	776,634	$10,111,279
Reinvestment of distributions	185,024	2,454,644	166,030	1,992,370
Shares reacquired	(815,551)	(12,307,247)	(667,099)	(8,678,358)
Converted to Class A*	(497,349)	(8,073,778)	(289,373)	(3,900,648)
Increase (decrease)	232,435	$4,331,657	(13,808)	$(475,357)

Class F Shares
Shares sold	27,490,097	$440,997,259	5,383,567	$70,660,540
Reinvestment of distributions	935,772	12,768,009	848,918	10,315,562
Shares reacquired	(10,220,319)	(162,869,227)	(9,233,441)	(119,017,322)
Increase (decrease)	18,205,550	$290,896,041	(3,000,956)	$(38,041,220)

Class F3 Shares
Shares sold	701,872	$12,008,995	170,372	$2,307,163
Reinvestment of distributions	51,388	703,791	39,345	482,581
Shares reacquired	(184,551)	(2,873,723)	(146,880)	(1,956,194)
Increase	568,709	$9,839,063	62,837	$833,550

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Convertible Fund	November 30, 2020		November 30, 2019
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	9,787,817	$152,687,276	1,190,978	$15,911,357
Reinvestment of distributions	1,737,942	23,626,798	2,610,245	31,865,489
Shares reacquired	(16,648,304)	(267,498,985)	(17,658,952)	(236,940,945)
Decrease	(5,122,545)	$(91,184,911)	(13,857,729)	$(189,164,099)

Class P Shares
Shares sold	1,842	$25,888	304	$3,993
Reinvestment of distributions	409	5,568	324	3,996
Shares reacquired	(3,611)	(52,312)	(123)	(1,716)
Increase (decrease)	(1,360)	$(20,856)	505	$6,273

Class R2 Sharest
Shares sold	93	$1,345	361	$4,777
Reinvestment of distributions	282	3,834	219	2,695
Shares reacquired	(2,048)	(29,527)	(1,978)	(27,376)
Decrease	(1,673)	$(24,348)	(1,398)	$(19,904)

Class R3 Shares
Shares sold	618,720	$9,860,017	273,665	$3,617,998
Reinvestment of distributions	63,228	848,066	48,486	585,569
Shares reacquired	(181,841)	(2,822,070)	(234,211)	(3,092,642)
Increase	500,107	$7,886,013	87,940	$1,110,925

Class R4 Shares
Shares sold	16,981	$324,428	940	$12,053
Reinvestment of distributions	504	6,761	382	4,651
Shares reacquired	(3,312)	(42,900)	(5)	(67)
Increase	14,173	$288,289	1,317	$16,637

Class R5 Shares
Shares sold	25,239	$421,598	56,284	$766,633
Reinvestment of distributions	5,305	72,154	1,195	15,159
Shares reacquired	(26,181)	(428,250)	(9,567)	(132,229)
Increase	4,363	$65,502	47,912	$649,563

Class R6 Shares
Shares sold	371,377	$5,591,255	575,835	$7,816,380
Reinvestment of distributions	8,928	122,133	5,938	73,260
Shares reacquired	(471,318)	(6,504,882)	(560,976)	(7,484,625)
Increase (decrease)	(91,013)	$(791,494)	20,797	$405,015

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	20,546,341	$234,629,013	13,446,637	$145,715,697
Converted from Class C*	1,354,236	15,754,138	517,732	5,654,420
Reinvestment of distributions	969,122	11,099,192	1,057,364	11,480,965
Shares reacquired	(9,291,661)	(105,669,767)	(9,740,012)	(105,040,390)
Increase	13,578,038	$155,812,576	5,281,721	$57,810,692

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2020		November 30, 2019
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	2,901,692	$32,881,776	1,211,352	$13,072,088
Reinvestment of distributions	55,779	635,233	73,164	789,392
Shares reacquired	(1,139,736)	(12,948,016)	(975,933)	(10,462,492)
Converted to Class A*	(1,360,147)	(15,754,138)	(520,055)	(5,654,420)
Increase (decrease)	457,588	$4,814,855	(211,472)	$(2,255,432)

Class F Shares
Shares sold	29,817,069	$339,579,009	12,643,085	$137,421,753
Reinvestment of distributions	538,321	6,172,565	397,651	4,324,960
Shares reacquired	(17,890,591)	(204,020,556)	(6,092,920)	(65,671,544)
Increase	12,464,799	$141,731,018	6,947,816	$76,075,169

Class F3 Shares
Shares sold	12,684,590	$145,067,068	9,506,089	$103,466,230
Reinvestment of distributions	669,309	7,663,163	705,629	7,666,672
Shares reacquired	(6,878,681)	(77,902,398)	(5,354,933)	(57,807,087)
Increase	6,475,218	$74,827,833	4,856,785	$53,325,815

Class I Shares
Shares sold	36,180,845	$409,655,279	20,337,463	$220,447,076
Reinvestment of distributions	918,152	10,506,684	695,964	7,588,962
Shares reacquired	(27,738,028)	(315,696,001)	(6,930,188)	(74,570,651)
Increase	9,360,969	$104,465,962	14,103,239	$153,465,387

Class P Shares
Shares sold	0.10	$1	–	$–
Reinvestment of distributions	0.23	3	0.30	3
Shares reacquired	(9.99)	(118)	–	–
Increase (decrease)	(9.66)	$(114)	0.30	$3

Class R2 Shares
Shares sold	31,496	$351,390	13,633	$146,754
Reinvestment of distributions	753	8,596	921	9,991
Shares reacquired	(42,056)	(483,493)	(27,533)	(296,455)
Decrease	(9,807)	$(123,507)	(12,979)	$(139,710)

Class R3 Shares
Shares sold	327,342	$3,739,594	261,718	$2,829,426
Reinvestment of distributions	16,320	186,587	26,359	285,769
Shares reacquired	(419,251)	(4,750,686)	(383,202)	(4,166,104)
Decrease	(75,589)	$(824,505)	(95,125)	$(1,050,909)

Class R4 Shares
Shares sold	412,019	$4,682,583	320,116	$3,488,702
Reinvestment of distributions	13,390	153,374	11,325	123,023
Shares reacquired	(185,977)	(2,125,935)	(440,489)	(4,659,324)
Increase (decrease)	239,432	$2,710,022	(109,048)	$(1,047,599)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2020		November 30, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	43,020	$491,104	57,228	$616,677
Reinvestment of distributions	2,267	25,915	2,786	30,335
Shares reacquired	(78,588)	(900,555)	(14,719)	(158,174)
Increase (decrease)	(33,301)	$(383,536)	45,295	$488,838

Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	355,149	$4,042,233	174,446	$1,882,310
Reinvestment of distributions	71,883	820,056	118,949	1,290,556
Shares reacquired	(1,437,189)	(16,312,272)	(539,460)	(5,938,570)
Decrease	(1,010,157)	$(11,449,983)	(246,065)	$(2,765,704)

		Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,829,761	$43,514,916	1,770,749	$26,913,154
Converted from Class C*	16,476	257,643	197	3,010
Reinvestment of distributions	100,794	1,550,976	25,678	389,024
Shares reacquired	(868,204)	(13,153,532)	(645,204)	(9,845,313)
Increase	2,078,827	$32,170,003	1,151,420	$17,459,875

Class C Shares
Shares sold	219,608	$3,366,582	236,500	$3,619,270
Reinvestment of distributions	10,110	155,302	2,477	37,708
Shares reacquired	(102,037)	(1,540,326)	(21,276)	(323,124)
Converted to Class A*	(16,473)	(257,643)	(197)	(3,010)
Increase	111,208	$1,723,915	217,504	$3,330,844

Class F Shares
Shares sold	9,431,125	$145,005,768	10,688,352	$162,612,579
Reinvestment of distributions	454,786	6,978,005	114,354	1,746,622
Shares reacquired	(8,641,173)	(130,297,839)	(935,082)	(14,129,084)
Increase	1,244,738	$21,685,934	9,867,624	$150,230,117

Class F3 Shares
Shares sold	667,865	$10,303,076	–	$–
Reinvestment of distributions	13,260	204,026	25.36	382
Shares reacquired	(139,331)	(2,107,549)	–	–
Increase	541,794	$8,399,553	25.36	$382

Class I Shares
Shares sold	1,661,328	$25,140,249	931,015	$14,268,793
Reinvestment of distributions	64,625	994,635	8,498	130,891
Shares reacquired	(385,394)	(5,860,091)	(51,399)	(791,054)
Increase	1,340,559	$20,274,793	888,114	$13,608,630

Class R2 Shares
Reinvestment of distributions	35	$528	55	$823
Shares reacquired	(1,934)	(29,414)	–	–
Increase (decrease)	(1,899)	$(28,886)	55	$823

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2020		November 30, 2019
Class R3 Shares	Shares	Amount	Shares	Amoun
Shares sold	1,199	$18,396	10,245	$157,963
Reinvestment of distributions	397	6,082	81	1,223
Shares reacquired	(5,945)	(92,189)	–	–
Increase (decrease)	(4,349)	$(67,711)	10,326	$159,186

Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	19,734	$305,222	–	$–
Reinvestment of distributions	291	4,482	62	932
Shares reacquired	(5,080)	(77,126)	–	–
Increase	14,945	$232,578	62	$932

Class R5 Shares
Shares sold	35.62	$547	12	$188
Reinvestment of distributions	41.28	627	67	1,012
Shares reacquired	(1,296.52)	(19,738)	(1)	(22)
Increase (decrease)	(1,219.62)	$(18,564)	78	$1,178

Class R6 Shares
Shares sold	75,761	$1,165,410	7	$113
Reinvestment of distributions	1,778	27,348	68	1,020
Shares reacquired	(21,304)	(328,751)	–	(1)
Increase	56,235	$864,007	75	$1,132

		Year Ended		Year Ended
Corporate Bond Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	277,124	$2,887,701	43,727	$435,388
Reinvestment of distributions	3,767	39,161	2,035	20,286
Shares reacquired	(155,801)	(1,586,634)	(10,166)	(102,147)
Increase	125,090	$1,340,228	35,596	$353,527

Class C Shares
Shares sold	38,465	$406,664	59,311	$586,150
Reinvestment of distributions	1,602	16,544	1,008	10,077
Shares reacquired	(24,973)	(254,382)	(9,609)	(95,172)
Increase	15,094	$168,826	50,710	$501,055

Class F Shares
Shares sold	392,172	$4,081,283	101,519	$985,202
Reinvestment of distributions	10,735	111,561	9,100	90,635
Shares reacquired	(302,788)	(3,196,227)	(1,712)	(16,642)
Increase	100,119	$996,617	108,907	$1,059,195

Class F3 Shares
Reinvestment of distributions	2,633	26,701	6,825	67,533
Increase	2,633	$26,701	6,825	$67,533

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Corporate Bond Fund	November 30, 2020		November 30, 2019
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,256	$13,119	1,024	$10,000
Reinvestment of distributions	519	5,351	658	6,512
Shares reacquired	(6,025)	(61,392)	(414)	(4,089)
Increase (decrease)	(4,250)	$(42,922)	1,268	$12,423

Class R2 Shares
Reinvestment of distributions	36	$361	94	$932
Increase	36	$361	94	$932

Class R3 Shares
Shares sold	164	$1,693	162	$1,613
Reinvestment of distributions	116	1,197	186	1,837
Shares reacquired	(143)	(1,475)	(92)	(913)
Increase	137	$1,415	256	$2,537

Class R4 Shares
Reinvestment of distributions	39	406	105	1,032
Increase	39	$406	105	$1,032

Class R5 Shares
Reinvestment of distributions	44	438	111	1,105
Increase	44	$438	111	$1,105

Class R6 Shares
Shares sold	2,434	$25,457	–	$–
Reinvestment of distributions	2,700	27,389	6,824	67,533
Shares reacquired	(8)	(84)	–	–
Increase	5,126	$52,762	6,824	$67,533

		Year Ended		Year Ended
Floating Rate Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	53,831,205	$452,762,182	71,093,915	$628,734,776
Converted from Class C*	22,537,440	179,070,970	11,955,245	104,944,846
Reinvestment of distributions	9,901,261	80,121,236	16,185,471	143,121,758
Shares reacquired	(149,805,123)	(1,214,623,631)	(224,591,289)	$(1,985,829,941)
Decrease	(63,535,217)	$(502,669,243)	(125,356,658)	$(1,109,028,561)

Class C Shares
Shares sold	8,867,958	$75,105,350	17,637,541	$156,181,318
Reinvestment of distributions	3,650,995	29,534,503	6,618,067	58,569,035
Shares reacquired	(45,374,513)	(365,881,174)	(63,033,257)	(557,631,435)
Converted to Class A*	(22,511,427)	(179,070,970)	(11,944,589)	(104,944,846)
Decrease	(55,366,987)	$(440,312,291)	(50,722,238)	$(447,825,928)

Class F Shares
Shares sold	166,926,226	$1,396,671,053	220,685,099	$1,950,134,984
Reinvestment of distributions	12,916,068	104,660,547	24,368,961	215,248,628
Shares reacquired	(366,557,368)	(2,953,733,180)	(536,393,659)	(4,737,043,160)
Decrease	(186,715,074)	$(1,452,401,580)	(291,339,599)	$(2,571,659,548)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Floating Rate Fund	November 30, 2020		November 30, 2019
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	6,871,886	$56,249,498	5,147,282	$45,605,095
Reinvestment of distributions	690,599	5,601,185	1,279,349	11,328,106
Shares reacquired	(13,297,322)	(108,344,898)	(20,509,702)	(181,802,864)
Decrease	(5,734,837)	$(46,494,215)	(14,083,071)	$(124,869,663)

Class I Shares
Shares sold	85,714,702	$723,541,451	77,807,348	$688,236,564
Reinvestment of distributions	6,039,384	49,012,324	10,313,401	91,241,569
Shares reacquired	(156,323,718)	(1,234,486,155)	(193,724,649)	(1,712,915,920)
Decrease	(64,569,632)	$(461,932,380)	(105,603,900)	$(933,437,787)

Class R2 Shares
Shares sold	31,492	$264,429	52,713	$468,047
Reinvestment of distributions	6,591	53,288	9,330	82,601
Shares reacquired	(81,318)	(667,277)	(69,582)	(617,389)
Decrease	(43,235)	$(349,560)	(7,539)	$(66,741)

Class R3 Shares
Shares sold	925,706	$7,569,960	1,630,508	$14,434,509
Reinvestment of distributions	248,085	2,003,318	320,478	2,834,383
Shares reacquired	(1,934,924)	(15,597,118)	(1,794,076)	(15,883,215)
Increase (decrease)	(761,133)	$(6,023,840)	156,910	$1,385,677

Class R4 Shares
Shares sold	151,743	$1,270,633	257,763	$2,277,377
Reinvestment of distributions	16,796	136,247	67,265	595,143
Shares reacquired	(408,195)	(3,264,735)	(2,149,385)	(19,112,739)
Decrease	(239,656)	$(1,857,855)	(1,824,357)	$(16,240,219)

Class R5 Shares
Shares sold	762,766	$6,459,182	496,801	$4,385,344
Reinvestment of distributions	42,919	343,260	104,370	922,160
Shares reacquired	(955,644)	(7,477,955)	(4,780,827)	(42,624,321)
Decrease	(149,959)	$(675,513)	(4,179,656)	$(37,316,817)

Class R6 Shares
Shares sold	5,938,862	$49,656,121	9,035,899	$80,203,349
Reinvestment of distributions	711,490	5,731,955	599,501	5,303,055
Shares reacquired	(4,066,341)	(32,569,798)	(4,130,056)	(36,388,398)
Increase	2,584,011	$22,818,278	5,505,344	$49,118,006

		Year Ended		Year Ended
High Yield Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	62,049,030	$429,250,059	62,967,746	$460,592,829
Converted from Class C*	6,470,599	45,018,334	2,360,581	17,382,737
Reinvestment of distributions	7,733,237	53,823,441	8,226,264	60,178,641
Shares reacquired	(86,298,639)	(594,557,897)	(66,293,981)	(482,818,916)
Increase (decrease)	(10,045,773)	$(66,466,063)	7,260,610	$55,335,291

Notes to Financial Statements (continued)

		Year Ended		Year Ended
High Yield Fund	November 30, 2020		November 30, 2019
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	6,947,239	$47,589,029	9,398,541	$68,423,732
Reinvestment of distributions	2,101,155	14,501,832	2,499,350	18,170,022
Shares reacquired	(14,394,667)	(98,474,437)	(16,062,382)	(116,098,476)
Converted to Class A*	(6,500,390)	(45,018,334)	(2,373,302)	(17,382,737)
Decrease	(11,846,663)	$(81,401,910)	(6,537,793)	$(46,887,459)

Class F Shares
Shares sold	174,926,941	$1,178,345,632	124,070,817	$905,994,686
Reinvestment of distributions	15,302,700	106,192,473	15,249,592	111,372,088
Shares reacquired	(194,022,847)	(1,334,548,452)	(140,648,843)	(1,022,390,271)
Decrease	(3,793,206)	$(50,010,347)	(1,328,434)	$(5,023,497)

Class F3 Shares
Shares sold	220,124,645	$1,438,379,222	17,459,626	$128,641,229
Reinvestment of distributions	10,245,541	71,758,712	4,230,341	31,093,261
Shares reacquired	(34,989,634)	(243,036,010)	(17,552,708)	(128,530,990)
Increase	195,380,552	$1,267,101,924	4,137,259	$31,203,500

Class I Shares
Shares sold	157,436,477	$1,084,994,455	114,039,964	$831,618,319
Reinvestment of distributions	10,770,107	75,364,640	10,835,125	79,552,754
Shares reacquired	(158,897,614)	(1,108,508,456)	(104,703,296)	(764,465,569)
Increase	9,308,970	$51,850,639	20,171,793	$146,705,504

Class P Shares
Shares sold	2,285	$17,112	1,605	$11,843
Reinvestment of distributions	411	2,878	894	6,531
Shares reacquired	(2,192)	(15,016)	(41,771)	(306,054)
Increase (decrease)	504	$4,974	(39,272)	$(287,680)

Class R2 Shares
Shares sold	358,789	$2,534,757	437,718	$3,208,812
Reinvestment of distributions	55,034	383,282	64,843	476,871
Shares reacquired	(1,028,810)	(7,203,411)	(994,679)	(7,297,686)
Decrease	(614,987)	$(4,285,372)	(492,118)	$(3,612,003)

Class R3 Shares
Shares sold	4,311,006	$30,022,516	3,650,463	$26,810,076
Reinvestment of distributions	829,252	5,789,251	816,778	6,007,177
Shares reacquired	(5,372,182)	(37,154,910)	(3,620,326)	(26,470,612)
Increase (decrease)	(231,924)	$(1,343,143)	846,915	$6,346,641

Class R4 Shares
Shares sold	8,174,919	$56,282,195	6,913,063	$50,443,910
Reinvestment of distributions	684,442	4,748,489	593,104	4,338,246
Shares reacquired	(8,217,195)	(57,188,882)	(5,515,523)	(40,246,420)
Increase	642,166	$3,841,802	1,990,644	$14,535,736

Notes to Financial Statements (continued)

		Year Ended		Year Ended
High Yield Fund	November 30, 2020		November 30, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	6,928,944	$46,782,369	8,495,542	$62,241,741
Reinvestment of distributions	2,078,497	14,509,468	2,137,981	15,702,566
Shares reacquired	(13,208,442)	(92,713,565)	(8,662,088)	(63,269,293)
Increase (decrease)	(4,201,001)	$(31,421,728)	1,971,435	$14,675,014

Class R6 Shares
Shares sold	35,139,885	$243,503,854	38,794,072	$283,997,186
Reinvestment of distributions	4,531,498	31,621,748	4,147,997	30,515,262
Shares reacquired	(35,825,195)	(253,644,167)	(22,106,060)	(162,995,507)
Increase	3,846,188	$21,481,435	20,836,009	$151,516,941

		Year Ended		Year Ended
Income Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	94,665,949	$274,630,661	98,023,982	$277,028,827
Converted from Class C*	17,404,978	51,097,060	5,894,004	16,817,727
Reinvestment of distributions	12,784,373	36,873,308	11,755,404	33,207,931
Shares reacquired	(79,232,188)	(225,683,327)	(65,246,316)	(182,553,594)
Increase	45,623,112	$136,917,702	50,427,074	$144,500,891

Class C Shares
Shares sold	9,692,001	$28,135,423	10,183,437	$28,882,144
Reinvestment of distributions	1,377,497	3,978,104	1,786,404	5,063,548
Shares reacquired	(13,569,091)	(38,740,295)	(12,652,754)	(35,610,624)
Converted to Class A*	(17,298,443)	(51,097,060)	(5,870,433)	(16,817,727)
Decrease	(19,798,036)	$(57,723,828)	(6,553,346)	$(18,482,659)

Class F Shares
Shares sold	104,873,324	$300,332,169	99,037,414	$279,145,118
Reinvestment of distributions	6,239,824	17,981,009	6,216,656	17,587,072
Shares reacquired	(125,024,088)	(357,555,687)	(64,117,105)	(179,142,612)
Increase (decrease)	(13,910,940)	$(39,242,509)	41,136,965	$117,589,578

Class F3 Shares
Shares sold	83,849,617	$243,023,663	83,016,918	$234,739,423
Reinvestment of distributions	8,698,355	25,086,698	7,106,128	20,098,014
Shares reacquired	(54,268,142)	(154,189,022)	(35,632,274)	(99,681,863)
Increase	38,279,830	$113,921,339	54,490,772	$155,155,574

Class I Shares
Shares sold	28,201,911	$81,560,116	25,564,565	$71,973,720
Reinvestment of distributions	1,974,151	5,686,608	2,306,089	6,514,106
Shares reacquired	(41,854,035)	(117,243,499)	(26,318,084)	(73,003,040)
Increase (decrease)	(11,677,973)	$(29,996,775)	1,552,570	$5,484,786

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Income Fund	November 30, 2020		November 30, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	515,209	$1,512,832	224,930	$635,745
Reinvestment of distributions	16,159	46,734	11,732	33,390
Shares reacquired	(399,415)	(1,164,039)	(415,961)	(1,174,558)
Increase (decrease)	131,953	$395,527	(179,299)	$(505,423)

Class R3 Shares
Shares sold	3,917,042	$11,291,709	4,264,569	$12,123,816
Reinvestment of distributions	621,746	1,797,240	677,775	1,918,352
Shares reacquired	(5,923,830)	(16,878,142)	(4,597,785)	(12,940,045)
Increase (decrease)	(1,385,042)	$(3,789,193)	344,559	$1,102,123

Class R4 Shares
Shares sold	1,378,203	$3,996,869	2,476,705	$7,009,434
Reinvestment of distributions	42,255	121,694	37,763	106,855
Shares reacquired	(1,535,123)	(4,424,900)	(1,345,240)	(3,821,868)
Increase (decrease)	(114,665)	$(306,337)	1,169,228	$3,294,421

Class R5 Shares
Shares sold	1,090,790	$3,153,798	975,132	$2,719,140
Reinvestment of distributions	24,336	70,078	14,984	42,580
Shares reacquired	(1,038,776)	(2,920,424)	(403,960)	(1,113,327)
Increase	76,350	$303,452	586,156	$1,648,393

Class R6 Shares
Shares sold	9,171,658	$26,565,880	8,891,812	$24,979,044
Reinvestment of distributions	375,892	1,083,213	336,871	951,486
Shares reacquired	(8,886,672)	(25,406,211)	(3,981,375)	(11,148,444)
Increase	660,878	$2,242,882	5,247,308	$14,782,086

		Year Ended		Year Ended
Inflation Focused Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,228,292	$24,006,488	2,374,818	$27,086,004
Converted from Class C*	491,415	5,326,517	222,503	2,514,965
Reinvestment of distributions	288,878	3,128,420	423,946	4,828,843
Shares reacquired	(4,831,005)	(51,794,060)	(8,069,830)	(92,078,651)
Decrease	(1,822,420)	$(19,332,635)	(5,048,563)	$(57,648,839)

Class C Shares
Shares sold	380,822	$4,120,498	404,877	$4,627,281
Reinvestment of distributions	52,379	566,345	96,652	1,102,430
Shares reacquired	(929,430)	(9,995,212)	(2,004,018)	(22,860,512)
Converted to Class A*	(490,888)	(5,326,517)	(222,285)	(2,514,965)
Decrease	(987,117)	$(10,634,886)	(1,724,774)	$(19,645,766)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Inflation Focused Fund	November 30, 2020		November 30, 2019
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	11,254,145	$123,470,413	11,512,226	$131,430,383
Reinvestment of distributions	497,392	5,395,961	893,105	10,183,481
Shares reacquired	(20,635,565)	(217,457,111)	(29,312,958)	(334,869,648)
Decrease	(8,884,028)	$(88,590,737)	(16,907,627)	$(193,255,784)

Class F3 Shares
Shares sold	224,394	$2,470,489	204,770	$2,333,326
Reinvestment of distributions	31,700	343,124	67,809	772,375
Shares reacquired	(445,942)	(4,760,598)	(1,280,643)	(14,546,978)
Decrease	(189,848)	$(1,946,985)	(1,008,064)	$(11,441,277)

Class I Shares
Shares sold	10,756,754	$118,435,989	20,320,768	$231,581,765
Reinvestment of distributions	1,521,500	16,454,079	2,092,467	23,811,670
Shares reacquired	(40,212,471)	(434,303,762)	(23,466,872)	(267,050,389)
Decrease	(27,934,217)	$(299,413,694)	(1,053,637)	$(11,656,954)

Class R2 Shares
Shares sold	17,751	$194,417	1,832	$20,918
Reinvestment of distributions	77	848	37	428
Shares reacquired	(7,702)	(85,672)	(14,712)	(168,025)
Increase (decrease)	10,126	$109,593	(12,843)	$(146,679)

Class R3 Shares
Shares sold	12,733	$128,636	2,231	$25,498
Reinvestment of distributions	560	6,078	327	3,717
Shares reacquired	(2,676)	(29,554)	(2,883)	(32,958)
Increase (decrease)	10,617	$105,160	(325)	$(3,743)

Class R4 Shares
Shares sold	67,463	$724,428	153,145	$1,745,572
Reinvestment of distributions	2,688	29,084	2,121	24,085
Shares reacquired	(202,234)	(2,241,111)	(46,267)	(526,892)
Increase (decrease)	(132,083)	$(1,487,599)	108,999	$1,242,765

Class R5 Shares
Shares sold	10,530	$112,984	19,257	$219,006
Reinvestment of distributions	518	5,573	658	7,474
Shares reacquired	(25,852)	(272,479)	(2,580)	(29,553)
Increase (decrease)	(14,804)	$(153,922)	17,335	$196,927

Class R6 Shares
Shares sold	880,650	$9,423,214	1,616,264	$18,485,328
Reinvestment of distributions	103,221	1,109,251	168,576	1,922,953
Shares reacquired	(2,832,353)	(30,979,215)	(3,374,373)	(38,615,732)
Decrease	(1,848,482)	$(20,446,750)	(1,589,533)	$(18,207,451)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Core Bond Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,278,172	$41,638,608	719,341	$7,069,433
Converted from Class C*	14,889	146,807	–	–
Reinvestment of distributions	40,453	397,362	17,613	173,725
Shares reacquired	(1,908,246)	(18,691,277)	(320,487)	(3,161,215)
Increase	2,425,268	$23,491,500	416,467	$4,081,943

Class C Shares
Shares sold	307,268	$3,017,646	228,459	$2,239,353
Reinvestment of distributions	4,731	46,425	4,234	41,722
Shares reacquired	(85,254)	(832,058)	(117,731)	(1,157,059)
Converted to Class A*	(14,890)	(146,807)	–	–
Increase	211,855	$2,085,206	114,962	$1,124,016

Class F Shares
Shares sold	12,153,051	$119,720,849	2,749,602	$27,208,019
Reinvestment of distributions	118,766	1,166,295	33,645	332,116
Shares reacquired	(6,815,936)	(66,583,974)	(282,982)	(2,792,510)
Increase	5,455,881	$54,303,170	2,500,265	$24,747,625

Class F3 Shares
Shares sold	–	$–	–	$–
Reinvestment of distributions	469	4,634	5,238	51,583
Shares reacquired	(162,248)	(1,602,664)	–	–
Increase (decrease)	(161,779)	$(1,598,030)	5,238	$51,583

Class I Shares
Shares sold	563,251	$5,526,071	183,146	$1,813,583
Reinvestment of distributions	3,521	34,741	446	4,397
Shares reacquired	(305,748)	(2,949,394)	(12,626)	(125,000)
Increase	261,024	$2,611,418	170,966	$1,692,980

Class R2 Shares
Reinvestment of distributions	28	$272	69	$682
Shares reacquired	(2,698)	(26,115)	–	–
Increase (decrease)	(2,670)	$(25,843)	69	$682

Class R3 Shares
Shares sold	5,997	$58,323	2,414	$23,692
Reinvestment of distributions	165	1,615	180	1,776
Shares reacquired	(3,891)	(38,421)	(23)	(231)
Increase	2,271	$21,517	2,571	$25,237

Class R4 Shares
Reinvestment of distributions	32	314	79	778
Shares reacquired	(1,486)	(14,395)	–	–
Increase (decrease)	(1,454)	$(14,081)	79	$778

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Core Bond Fund	November 30, 2020		November 30, 2019
Class R5 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	35	$343	86	$847
Shares reacquired	(1,507)	(14,593)	–	–
Increase (decrease)	(1,472)	$(14,250)	86	$847

Class R6 Shares
Shares sold	68,192	$668,359	33,693	$331,014
Reinvestment of distributions	1,912	18,766	6,195	61,015
Shares reacquired	(176,244)	(1,738,928)	(11,732)	(116,218)
Increase (decrease)	(106,140)	$(1,051,803)	28,156	$275,811

		Year Ended		Year Ended
Short Duration Income Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,158,120,409	$4,821,271,180	1,290,639,337	$5,414,214,410
Converted from Class C*	253,662,372	1,053,164,491	81,508,762	342,852,795
Reinvestment of distributions	74,377,463	308,555,392	74,296,427	311,726,579
Shares reacquired	(1,230,098,845)	(5,070,939,033)	(778,427,132)	(3,258,328,098)
Increase	256,061,399	$1,112,052,030	668,017,394	$2,810,465,686

Class C Shares
Shares sold	278,296,629	$1,167,949,796	301,265,976	$1,272,523,044
Reinvestment of distributions	22,484,326	93,778,077	30,370,862	128,183,273
Shares reacquired	(282,425,885)	(1,173,740,029)	(269,443,339)	(1,134,903,163)
Converted to Class A*	(251,881,670)	(1,053,164,491)	(80,935,552)	(342,852,795)
Decrease	(233,526,600)	$(965,176,647)	(18,742,053)	$(77,049,641)

Class F Shares
Shares sold	3,035,552,766	$12,596,108,550	3,310,108,194	$13,859,257,167
Reinvestment of distributions	136,436,045	565,509,706	141,667,839	594,302,066
Shares reacquired	(3,056,339,418)	(12,567,323,766)	(1,780,569,570)	(7,451,778,582)
Increase	115,649,393	$594,294,490	1,671,206,463	$7,001,780,651

Class F3 Shares
Shares sold	518,450,718	$2,153,489,850	427,458,779	$1,792,397,913
Reinvestment of distributions	30,927,038	128,407,325	34,771,018	146,079,050
Shares reacquired	(466,045,093)	(1,930,278,874)	(387,407,057)	(1,624,448,184)
Increase	83,332,663	$351,618,301	74,822,740	$314,028,779

Class I Shares
Shares sold	1,112,781,041	$4,625,046,258	1,381,442,656	$5,783,103,197
Reinvestment of distributions	66,276,022	274,745,146	71,452,245	299,610,838
Shares reacquired	(1,295,844,473)	(5,305,745,470)	(776,693,161)	(3,249,907,411)
Increase (decrease)	(116,787,410)	$(405,954,066)	676,201,740	$2,832,806,624

Class R2 Shares
Shares sold	1,787,709	$7,404,215	1,603,053	$6,716,686
Reinvestment of distributions	54,345	225,561	67,202	282,095
Shares reacquired	(2,811,655)	(11,673,275)	(2,322,152)	(9,738,947)
Decrease	(969,601)	$(4,043,499)	(651,897)	$(2,740,166)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Income Fund	November 30, 2020		November 30, 2019
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	25,726,613	$107,096,433	24,543,057	$102,947,490
Reinvestment of distributions	2,350,858	9,754,764	2,735,458	11,488,709
Shares reacquired	(23,657,432)	(97,577,432)	(16,950,221)	(71,034,286)
Increase	4,420,039	$19,273,765	10,328,294	$43,401,913

Class R4 Shares
Shares sold	20,681,949	$85,934,046	20,215,862	$84,882,640
Reinvestment of distributions	820,825	3,409,155	815,561	3,430,362
Shares reacquired	(16,943,506)	(70,145,375)	(11,412,310)	(47,884,951)
Increase	4,559,268	$19,197,826	9,619,113	$40,428,051

Class R5 Shares
Shares sold	12,178,982	$50,679,769	9,480,133	$39,509,006
Reinvestment of distributions	536,223	2,217,971	543,546	2,276,977
Shares reacquired	(12,757,332)	(52,507,315)	(4,250,641)	(17,753,617)
Increase (decrease)	(42,127)	$390,425	5,773,038	$24,032,366

Class R6 Shares
Shares sold	98,338,489	$408,380,234	110,743,219	$463,882,424
Reinvestment of distributions	6,061,400	25,119,018	6,259,479	26,267,750
Shares reacquired	(94,331,056)	(389,181,294)	(46,480,501)	(194,887,927)
Increase	10,068,833	$44,317,958	70,522,197	$295,262,247

		Year Ended		Year Ended
Total Return Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	28,211,327	$300,688,840	28,453,454	$292,329,750
Converted from Class C*	3,274,694	35,373,753	906,629	9,381,534
Reinvestment of distributions	2,819,877	30,060,626	3,087,279	31,774,001
Shares reacquired	(26,071,310)	(276,263,441)	(27,428,117)	(280,902,876)
Increase	8,234,588	$89,859,778	5,019,245	$52,582,409

Class C Shares
Shares sold	2,252,352	$23,850,525	2,236,460	$22,925,179
Reinvestment of distributions	160,883	1,710,386	232,205	2,383,806
Shares reacquired	(2,624,010)	(27,745,914)	(2,813,638)	(28,700,040)
Converted to Class A*	(3,277,729)	(35,373,753)	(907,506)	(9,381,534)
Decrease	(3,488,504)	$(37,558,756)	(1,252,479)	$(12,772,589)

Class F Shares
Shares sold	28,696,766	$305,441,219	39,382,395	$400,736,424
Reinvestment of distributions	2,119,074	22,584,710	2,443,740	25,154,669
Shares reacquired	(29,533,218)	(312,506,883)	(33,605,273)	(343,257,330)
Increase	1,282,622	$15,519,046	8,220,862	$82,633,763

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Total Return Fund	November 30, 2020		November 30, 2019
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	20,120,531	$214,622,773	18,520,199	$190,631,033
Reinvestment of distributions	1,849,422	19,725,545	1,956,052	20,133,747
Shares reacquired	(14,350,744)	(151,748,323)	(21,174,120)	(214,960,565)
Increase (decrease)	7,619,209	$82,599,995	(697,869)	$(4,195,785)

Class I Shares
Shares sold	12,298,971	$130,473,419	16,315,957	$166,443,829
Reinvestment of distributions	985,523	10,523,779	1,170,152	12,068,583
Shares reacquired	(13,951,056)	(147,609,560)	(17,030,256)	(174,595,448)
Increase (decrease)	(666,562)	$(6,612,362)	455,853	$3,916,964

Class P Shares
Shares sold	20,212	$212,341	8,040	$82,306
Reinvestment of distributions	1,258	13,484	1,585	16,377
Shares reacquired	(11,409)	(122,055)	(15,532)	(162,441)
Increase (decrease)	10,061	$103,770	(5,907)	$(63,758)

Class R2 Shares
Shares sold	86,611	$913,334	166,335	$1,708,675
Reinvestment of distributions	3,626	38,620	6,516	66,836
Shares reacquired	(187,685)	(1,980,901)	(335,774)	(3,465,662)
Decrease	(97,448)	$(1,028,947)	(162,923)	$(1,690,151)

Class R3 Shares
Shares sold	3,441,825	$36,808,856	2,833,235	$29,121,245
Reinvestment of distributions	184,847	1,968,436	266,867	2,741,351
Shares reacquired	(4,728,184)	(50,222,928)	(5,058,118)	(51,831,876)
Decrease	(1,101,512)	$(11,445,636)	(1,958,016)	$(19,969,280)

Class R4 Shares
Shares sold	3,415,933	$36,251,462	2,499,726	$25,679,417
Reinvestment of distributions	68,472	729,102	88,314	908,673
Shares reacquired	(4,466,657)	(47,272,837)	(2,618,246)	(26,854,254)
Decrease	(982,252)	$(10,292,273)	(30,206)	$(266,164)

Class R5 Shares
Shares sold	2,854,410	$30,264,005	6,024,758	$61,358,520
Reinvestment of distributions	272,420	2,902,389	336,104	3,464,793
Shares reacquired	(5,225,045)	(55,213,141)	(2,862,390)	(29,299,938)
Increase (decrease)	(2,098,215)	$(22,046,747)	3,498,472	$35,523,375

Class R6 Shares
Shares sold	14,406,152	$152,255,046	19,966,360	$205,141,837
Reinvestment of distributions	859,492	9,159,777	879,963	9,080,101
Shares reacquired	(22,972,530)	(243,653,902)	(8,419,104)	(86,591,459)
Increase (decrease)	(7,706,886)	$(82,239,079)	12,427,219	$127,630,479

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Ultra Short Bond Fund	November 30, 2020		November 30, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,170,775,799	$11,728,084,997	1,222,953,437	$12,249,578,533
Reinvestment of distributions	13,857,706	138,526,354	21,270,615	213,080,533
Shares reacquired	(1,149,768,490)	(11,471,918,155)	(722,825,975)	(7,239,365,798)
Increase	34,865,015	$394,693,196	521,398,077	$5,223,293,268

Class A1 Shares(a)
Shares sold	2,357,324	$23,644,104	309,873	$3,108,026
Reinvestment of distributions	8,115	81,206	250	2,506
Shares reacquired	(718,248)	(7,195,066)	(24,974)	(250,492)
Increase	1,647,191	$16,530,244	285,149	$2,860,040

Class F Shares
Shares sold	803,904,504	$8,044,780,233	854,172,263	$8,551,937,256
Reinvestment of distributions	7,059,688	70,584,503	14,244,586	142,718,388
Shares reacquired	(754,923,557)	(7,541,778,990)	(676,824,218)	(6,780,019,196)
Increase	56,040,635	$573,585,746	191,592,631	$1,914,636,448

Class F3 Shares
Shares sold	83,992,528	$841,881,724	22,937,209	$229,711,010
Reinvestment of distributions	319,051	3,190,700	698,882	7,002,112
Shares reacquired	(32,349,945)	(323,530,736)	(22,639,586)	(226,743,314)
Increase	51,961,634	$521,541,688	996,505	$9,969,808

Class I Shares
Shares sold	114,257,562	$1,142,913,440	185,650,909	$1,858,623,346
Reinvestment of distributions	1,506,844	15,067,553	3,181,789	31,868,407
Shares reacquired	(170,310,302)	(1,699,293,306)	(138,173,064)	(1,382,801,483)
Increase (decrease)	(54,545,896)	$(541,312,313)	50,659,634	$507,690,270

Class R5 Shares
Shares sold	644,235	$6,410,557	108,474	$1,086,918
Reinvestment of distributions	2,412	24,133	4,789	47,991
Shares reacquired	(705,042)	(7,065,566)	(148,401)	(1,488,208)
Decrease	(58,395)	$(630,876)	(35,138)	$(353,299)

Class R6 Shares
Shares sold	8,420,502	$84,461,803	2,073,695	$20,777,624
Reinvestment of distributions	57,022	570,092	21,924	219,714
Shares reacquired	(3,157,554)	(31,624,229)	(1,649,720)	(16,523,800)
Increase	5,319,970	$53,407,666	445,899	$4,473,538

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.
(a)	Commenced on July 31, 2019.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, twelve of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except for the Funds listed in the table below; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above of the Trust as of November 30, 2020, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Investment Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Lord Abbett Core Plus Bond Fund	For the year ended November 30, 2020	For each of the two years in the period then ended	For the years ended November 30, 2020, 2019, 2018 and 2017 and for the period from December 2, 2015 (commencement of operations) through November 30, 2016
Lord Abbett Corporate Bond Fund	For the year ended November 30, 2020	For each of the two years in the period then ended	For the years ended November 30, 2020, 2019 and 2018 and for the period from April 19, 2017 (commencement of operations) through November 30, 2017
Lord Abbett Short Duration Core Bond Fund	For the year ended November 30, 2020	For each of the two years in the period then ended	For the years ended November 30, 2020, 2019 and 2018 and for the period from April 19, 2017 (commencement of operations) through November 30, 2017

Report of Independent Registered Public Accounting Firm (continued)

Individual Funds constituting Lord Abbett Investment Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Lord Abbett Ultra Short Bond Fund	For the year ended November 30, 2020	For each of the two years in the period then ended	For the years ended November 30, 2020, 2019, 2018 and 2017 and for the period from October 12, 2016 (commencement of operations) through November 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
January 28, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008-2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 28-29, 2020 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through February 28, 2020. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Convertible Fund	10%	10%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	74%
Core Fixed Income Fund	100%
Core Plus Bond Fund	100%
Corporate Bond Fund	100%
Floating Rate Fund	100%
High Yield Fund	97%
Income Fund	99%
Inflation Focused Fund	100%
Short Duration Core Bond Fund	100%
Short Duration Income Fund	100%
Total Return Fund	100%
Ultra Short Bond Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2020, the following amounts represent capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Convertible Fund	$20,070,328	$24,951,538
Core Plus Bond Fund	$ 978,109	$ 327,367

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield

Fund Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$802,900	$847,400
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	802,900	847,400

Tax Fees {b}	97,390	101,546
All Other Fees	- 0 -	- 0 -

Total Fees	$900,290	$948,946

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2021

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: January 28, 2021